As filed with the Securities and Exchange Commission
                                on July 31, 1997
                       Registration No. 2-97817; 811-4305

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 49  [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 51         [X]

                        (Check appropriate box or boxes)
                             -----------------------
                               NATIONS FUND TRUST
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
  Robert M. Kurucza, Esq.                            Carl Frischling, Esq.
  Marco E. Adelfio, Esq.                             Kramer, Levin, Naftalis
  Morrison & Foerster LLP                                & Frankel
  2000 Pennsylvania Ave., N.W.                       919 3rd Avenue
  Suite 5500                                         New York, New York 10022
  Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):
  [X] Immediately upon filing pursuant          [ ] on (date), pursuant
      to Rule 485(b), or                            to Rule 485(b), or
  [ ] 60 days after filing pursuant             [ ] on (date) pursuant
      to Rule 485(a), or                            to Rule 485(a).
  [ ] 75 days after filing pursuant to          [ ] on (date) pursuant to
      paragraph (a)(2)                              paragraph (a)(2) of rule 485

If appropriate, check the following box:
       [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant, without par value, has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on May 20,

1997, the notice required by Rule 24f-2 for its fiscal period ended March 31, 1997.

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 49 to the Registration Statement of Nations Fund Trust (the "Trust") is being filed in order to update financial information and to make other non-material changes.

                               NATIONS FUND TRUST
                              CROSS REFERENCE SHEET

Part A
Item No.                                        Prospectus

  1.   Cover Page ..............................Cover Page

  2.   Synopsis ................................Expenses Summary

  3.   Condensed Financial
      Information ..............................Financial Highlights; How
                                                Performance Is Shown
  4.   General Description of
      Registrant ...............................Cover Page; Objectives; How
                                                Objectives Are Pursued; Organization And
                                                History

  5.  Management of the Fund ...................How The Funds Are Managed

  6.  Capital Stock and Other
      Securities ...............................How To Buy Shares; How The
                                                Funds Value Their Shares; How Dividends
                                                And Distributions Are Made; Tax
                                                Information
  7.  Purchase of Securities Being
      Offered ..................................Cover Page; How To Buy Shares

  8.  Redemption or Repurchase .................How To Redeem Shares; How To
                                                Exchange Shares

  9.  Legal Proceedings ........................Organization And History

Part B
Item No.

10.   Cover Page................................Cover Page

11.   Table of Contents.........................Table of Contents

12.   General Information and
      History...................................Introduction



13.   Investment Objectives and
      Policies..................................Additional Information on Fund
                                                Investments


14.   Management of the Registrant..............Trustees And Officers

15.   Control Persons and Principal
      Holders of Securities.....................Miscellaneous--Certain Record
                                                Holders

16.   Investment Advisory and Other Services....Investment Advisory, Administration,
                                                Custody, Transfer Agency,
                                                Shareholder Servicing,
                                                Shareholder Administration And
                                                Distribution Agreements

17.   Brokerage Allocation .....................Fund Transactions and Brokerage--
                                                General Brokerage Policy
18.   Capital Stock and Other
      Securities................................Description Of Shares;
                                                Investment Advisory,Administration,
                                                Custody, Transfer Agency,
                                                Shareholder Servicing And
                                                Distribution Agreements
19.   Purchase, Redemption and Pricing
      of Securities Being Offered...............Net Asset Value -- Purchases
                                                And Redemptions; Distributor

20.   Tax Status................................Additional Information Concerning
                                                Taxes

21.   Underwriters..............................Investment Advisory, Administration
                                                Custody, Transfer Agency,
                                                Shareholder Servicing,
                                                Shareholder Administration And
                                                Distribution Agreements


22.   Calculation of Performance Data...........Additional Information on
                                                Performance


23.   Financial Statements......................Independent Accountant and
                                                Reports

Part C
Item No.                                        Other Information

                                                Information required to be
                                                included in Part C is set forth
                                                under the appropriate Item, so
                                                numbered, in Part C of this
                                                Document


                               NATIONS FUND TRUST

                        NATIONS MANAGED VALUE INDEX FUND
                    NATIONS MANAGED SMALLCAP VALUE INDEX FUND

                   PROSPECTUS SUPPLEMENT DATED AUGUST 1, 1997
                      TO PROSPECTUSES DATED AUGUST 1, 1997


     The combined prospectuses for the Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are hereby supplemented as follows:

         Shares of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not currently being offered for sale pursuant to this prospectus and offers for purchases of shares will not be accepted. It is anticipated that shares of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund will be made available for purchase on or about November 24, 1997.

Prospectus


                                    Primary A Shares
                                      August 1, 1997


MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
Nations Tax Exempt Fund

EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund


INDEX FUNDS


Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index
  Fund
BALANCED FUND

Nations Balanced Assets Fund
BOND FUNDS

Nations U.S. Government Bond Fund
Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government
  Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income
  Fund
Nations Intermediate Municipal
  Bond Fund
Nations Florida Intermediate Municipal
  Bond Fund

Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
  Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
  Municipal Bond Fund
Nations North Carolina Municipal Bond
  Fund
Nations South Carolina Intermediate
  Municipal Bond Fund
Nations South Carolina Municipal Bond
  Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
  Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
  Bond Fund
Nations Virginia Municipal Bond Fund


Investment Adviser: NationsBanc Advisors, Inc.
Investment Sub-Adviser: TradeStreet Investment Associates, Inc.
Investment Sub-Adviser: Gartmore Global Partners
Investment Sub-Adviser: Boatmen's Capital Management, Inc.
Distributor: Stephens Inc.              (Nations Funds logo appears here).


  TR-96127-897

Prospectus


                                    Primary A Shares
                                      August 1, 1997



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary A Shares.



NATIONS PRIME FUND, NATIONS TREASURY FUND, NATIONS GOVERNMENT MONEY MARKET FUND AND NATIONS TAX EXEMPT FUND (THE "MONEY MARKET FUNDS") SEEK TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.



INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios is contained in separate Statements of Additional Information (the Nations Short-Term Municipal Income Fund "SAIs"), that have been filed with the Securities and Exchange Commission Nations Intermediate Municipal Bond (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs Bond Fund for Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios, each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Nations Maryland Municipal Bond Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Fund Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to certain of the Funds, Gartmore Global Partners ("Gartmore") is investment sub-adviser to certain other Funds, and Boatmen's Capital Management, Inc. Nations South Carolina Intermediate ("Boatmen's") is investment sub-adviser to Nations U.S. Government Bond Municipal Bond Fund. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore and/or Boatmen's as the context may require.


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund



Nations International Growth Fund

Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund

Nations Small Company Growth Fund

Nations Disciplined Equity Fund

INDEX FUNDS:
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund


BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS

Nations U.S. Government Bond Fund

Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government
  Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income
  Fund
Nations Intermediate Municipal
  Bond Fund
Nations Florida Intermediate Municipal
  Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
  Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
  Municipal Bond Fund
Nations North Carolina Municipal Bond
  Fund
Nations South Carolina Intermediate
  Municipal Bond Fund
Nations South Carolina Municipal Bond
  Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
  Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
  Bond Fund
Nations Virginia Municipal Bond Fund

For Fund information call: 1-800-765-2668

Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

(NATIONS FUNDS LOGO APPEARS HERE)

TR-96127-897

                            Table  Of  Contents

About The                   Prospectus Summary                                3
Funds
                            Expenses Summary                                   7


                            Financial Highlights                              13

                            Objectives                                        49

                            How Objectives Are Pursued                        52

                            How Performance Is Shown                          71

                            How The Funds Are Managed                         75

                            Organization And History                          83

About Your                  How To Buy Shares                                 85
Investment
                            How To Redeem Shares                              86

                            How To Exchange Shares                            86

                            How The Funds Value Their Shares                  87

                            How Dividends And Distributions Are Made;
                            Tax Information                                   88

                            Appendix A -- Portfolio Securities                90

                            Appendix B -- Description Of Ratings             100



                            No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' SAIs incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Nations Funds or its distributor. This Prospectus does not constitute an offering by Nations Funds or by the distributor in any jurisdiction in which such offering may not lawfully be made.

About The Funds

   Prospectus Summary

(Bullet) Type of Companies: Open-end management investment companies.

(Bullet) Investment Objectives and Policies:

(Bullet) Money Market Funds:

         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

         (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

(Bullet) Equity Funds:

         (Bullet) Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

         (Bullet) Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

         (Bullet) Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


         (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


         (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

         (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

         (Bullet) Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

         (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


         (Bullet) Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

(Bullet) Index Funds:

         (Bullet) Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.

         (Bullet) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

         (Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.

         (Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.

         (Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

(Bullet) Balanced Fund:

         (Bullet) Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

(Bullet) Bond Funds:


         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.


         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

         (Bullet) Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

         (Bullet) Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

         (Bullet) Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short- term municipal securities.

         (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long- term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long- term municipal securities.

         (Bullet) Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

        (Bullet) Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.


(Bullet) Investment Adviser: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds, Gartmore Global Partners provides sub-advisory services to certain other Funds and Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) Dividends and Distributions: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds, Index Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.



(Bullet) Risk Factors: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index (as defined below) and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."



         Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."



(Bullet) Minimum Purchase: $250,000 minimum initial investment per record holder. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES

                                                                                                               Nations
                                                                                                              Government
                                                                          Nations Prime       Nations       Money Market
Shareholder Transaction Expenses                                               Fund         Treasury Fund        Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None

                                                                       Nations
                                                                         Tax
                                                                       Exempt
                                                                        Fund
Shareholder Transaction Expenses
Sales Load Imposed on Purchases                                          None
Deferred Sales Load                                                      None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                     .16%             .16%             .14%
All Other Expenses                                                       .14%             .14%             .16%
Total Operating Expenses (After Fee Waivers)1                            .30%             .30%             .30%

Management Fees (After Fee Waivers)1                                           .16%
All Other Expenses                                                             .14%
Total Operating Expenses (After Fee Waivers)1                                  .30%



1 See page 12 for a discussion of the actual expenses absent such fee waivers.


NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES

                                                Nations           Nations            Nations            Nations
                                                 Value            Equity          International      International
     Shareholder Transaction Expenses            Fund           Income Fund        Equity Fund        Growth Fund

Sales Load Imposed on Purchases                  None                 None               None               None
Deferred Sales Load                              None                 None               None               None

                                                 Nations            Nations
                                                Emerging        Pacific Growth
     Shareholder Transaction Expenses         Markets Fund           Fund
Sales Load Imposed on Purchases                      None               None
Deferred Sales Load                                  None               None


Annual Fund Operating
Expenses
(as a percentage of average net assets)

Management Fees                                  .75%                 .67%               .90%               .90%
All Other Expenses                               .19%                 .22%               .26%               .22%
Total Operating Expenses                         .94%                 .89%              1.16%              1.12%

Management Fees                                     1.10%               .90%
All Other Expenses                                   .64%               .52%
Total Operating Expenses                            1.74%              1.42%

NATIONS FUND EQUITY/INDEX/BALANCED FUNDS PRIMARY A SHARES


                                                                      Nations         Nations                         Nations
                                                                      Capital         Emerging        Nations       Disciplined
                                                                       Growth          Growth      Small Company       Equity
Shareholder Transaction Expenses                                        Fund            Fund        Growth Fund         Fund

Sales Load Imposed on Purchases                                         None            None            None            None
Deferred Sales Load                                                     None            None            None            None

                                                                      Nations
                                                                       Equity
                                                                       Index
Shareholder Transaction Expenses                                        Fund
Sales Load Imposed on Purchases                                         None
Deferred Sales Load                                                     None


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                    .75%            .75%            .75%            .75%
All Other Expenses                                                      .21%            .23%            .20%            .25%
Total Operating Expenses (After Fee Waivers)1                           .96%            .98%            .95%           1.00%

Management Fees (After Fee Waivers)1                                    .20%
All Other Expenses                                                      .15%
Total Operating Expenses (After Fee Waivers)1                           .35%



1 See page 12 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.


                                                                                                                      Nations
                                                                                      Nations         Nations         Managed
                                                                      Nations         Managed         Managed         SmallCap
                                                                      Managed         SmallCap      Value Index     Value Index
Shareholder Transaction Expenses                                     Index Fund      Index Fund         Fund            Fund

Sales Load Imposed on Purchases                                         None            None            None            None
Deferred Sales Load                                                     None            None            None            None


                                                                      Nations
                                                                      Balanced
                                                                       Assets
Shareholder Transaction Expenses                                        Fund
Sales Load Imposed on Purchases                                         None
Deferred Sales Load                                                     None


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                    .30%            .30%            .30%            .30%
All Other Expenses1                                                     .20%            .20%            .20%            .20%
Total Operating Expenses (After Fee Waivers)1                           .50%            .50%            .50%            .50%

Management Fees (After Fee Waivers)1                                    .75%
All Other Expenses1                                                     .25%
Total Operating Expenses (After Fee Waivers)1                          1.00%



1 See page 12 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.


NATIONS FUND BOND FUNDS PRIMARY A SHARES

                                                                                      Nations      Nations Short-     Nations
                                                                                        U.S.        Intermediate     Government
                                                                                     Government      Government      Securities
Shareholder Transaction Expenses                                                     Bond Fund          Fund            Fund

Sales Load Imposed on Purchases                                                         None            None            None
Deferred Sales Load                                                                     None            None            None

                                                                                      Nations
                                                                                     Short-Term
                                                                                       Income
Shareholder Transaction Expenses                                                        Fund
Sales Load Imposed on Purchases                                                         None
Deferred Sales Load                                                                     None


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                                    .40%            .40%            .50%
All Other Expenses                                                                      .20%            .22%            .30%
Total Operating Expenses (After Fee Waivers)1                                           .60%            .62%            .80%

Management Fees (After Fee Waivers)1                                                    .30%
All Other Expenses                                                                      .25%
Total Operating Expenses (After Fee Waivers)1                                           .55%



1 See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND BOND FUNDS PRIMARY A SHARES

                                                                                                                    Nations
                                                                                                    Nations        Strategic
                                                                                                  Diversified        Fixed
Shareholder Transaction Expenses                                                                  Income Fund     Income Fund

Sales Load Imposed on Purchases                                                                       None            None
Deferred Sales Load                                                                                   None            None

                                                                                                    Nations
                                                                                                     Global
                                                                                                   Government
                                                                                                     Income
Shareholder Transaction Expenses                                                                      Fund
Sales Load Imposed on Purchases                                                                       None
Deferred Sales Load                                                                                   None

Annual Fund
Operating Expenses
(as a percentage of average
net assets)

Management Fees (After Fee Waivers)1                                                                  .50%            .50%
All Other Expenses                                                                                    .25%            .20%
Total Operating Expenses (After Fee Waivers)1                                                         .75%            .70%

Management Fees (After Fee Waivers)1                                                                  .70%
All Other Expenses                                                                                    .56%
Total Operating Expenses (After Fee Waivers)1                                                        1.26%



1 See page 12 for a discussion of the actual expenses absent such fee waivers.


NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                                                Nations                           Nations
                                                               Nations        Short-Term         Nations          Florida
                                                              Municipal        Municipal      Intermediate     Intermediate
                                                               Income           Income          Municipal        Municipal
Shareholder Transaction Expenses                                Fund             Fund           Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                               Florida
                                                              Municipal
Shareholder Transaction Expenses                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .40%             .30%             .30%             .30%
All Other Expenses                                              .20%             .10%             .20%             .20%
Total Operating Expenses (After Fee Waivers)1                   .60%             .40%             .50%             .50%

Management Fees (After Fee Waivers)1                            .40%
All Other Expenses                                              .20%
Total Operating Expenses (After Fee Waivers)1                   .60%



1 See page 12 for a discussion of the actual expenses absent such fee waivers.


NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                               Nations                           Nations
                                                               Georgia          Nations         Maryland          Nations
                                                            Intermediate        Georgia       Intermediate       Maryland
                                                              Municipal        Municipal        Municipal        Municipal
Shareholder Transaction Expenses                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                                North
                                                              Carolina
                                                            Intermediate
                                                              Municipal
Shareholder Transaction Expenses                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .30%             .40%             .30%             .40%
All Other Expenses                                              .20%             .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers)1                   .50%             .60%             .50%             .60%

Management Fees (After Fee Waivers)1                            .30%
All Other Expenses                                              .20%
Total Operating Expenses (After Fee Waivers)1                   .50%



1 See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                                                Nations
                                                               Nations           South           Nations          Nations
                                                                North          Carolina           South          Tennessee
                                                              Carolina       Intermediate       Carolina       Intermediate
                                                              Municipal        Municipal        Municipal        Municipal
Shareholder Transaction Expenses                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                              Tennessee
                                                              Municipal
Shareholder Transaction Expenses                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .40%             .30%             .40%             .30%
All Other Expenses (After Expense Reimbursements)1              .20%             .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%             .50%             .60%             .50%

Management Fees (After Fee Waivers)1                            .40%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%



1 See page 12 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.


NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                                              Nations                           Nations
                                                                               Texas           Nations         Virginia
                                                                           Intermediate         Texas        Intermediate
                                                                             Municipal        Municipal        Municipal
Shareholder Transaction Expenses                                             Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None


                                                                              Nations
                                                                             Virginia
                                                                             Municipal
Shareholder Transaction Expenses                                             Bond Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                           .30%             .40%             .30%
All Other Expenses                                                             .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers)1                                  .50%             .60%             .50%

Management Fees (After Fee Waivers)1                                           .40%
All Other Expenses                                                             .20%
Total Operating Expenses (After Fee Waivers)1                                  .60%



1 See page 12 for a discussion of the actual expenses absent such fee waivers.

Examples:

You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                             Nations
                                            Government     Nations                     Nations        Nations         Nations
                 Nations       Nations        Money          Tax         Nations        Equity     International   International
                  Prime        Treasury       Market        Exempt        Value         Income         Equity          Growth
                   Fund          Fund          Fund          Fund          Fund          Fund           Fund            Fund

1 Year             $ 3           $ 3           $ 3           $ 3           $ 10          $  9           $ 12            $ 11
3 Years            $10           $10           $10           $10           $ 30          $ 28           $ 37            $ 36
5 Years            $17           $17           $17           $17           $ 52          $ 49           $ 64            $ 62
10 Years           $38           $38           $38           $38           $115          $110           $141            $136


                 Nations       Nations
                 Emerging      Pacific
                 Markets        Growth
                   Fund          Fund
1 Year             $ 18          $ 14
3 Years            $ 55          $ 45
5 Years            $ 94          $ 78
10 Years           $205          $170


                                 Nations                         Nations         Nations                         Nations
                 Nations         Emerging        Nations       Disciplined        Equity         Nations         Managed
              Capital Growth      Growth      Small Company       Equity          Index          Managed         SmallCap
                   Fund            Fund        Growth Fund         Fund            Fund         Index Fund      Index Fund

1 Year             $ 10            $ 10            $ 10            $ 10            $ 4             $ 5             $ 5
3 Years            $ 31            $ 31            $ 30            $ 32            $11             $16             $16
5 Years            $ 53            $ 54            $ 53            $ 55            $20             $28             $28
10 Years           $118            $120            $117            $122            $44             $63             $63

                                 Nations
                 Nations         Managed
                 Managed         SmallCap
                  Value        Value Index
                Index Fund         Fund
1 Year             $ 5             $ 5
3 Years            $16             $16
5 Years            N/A             N/A
10 Years           N/A             N/A


                                                 Nations                                                         Nations
                 Nations         Nations          Short-         Nations         Nations         Nations        Strategic
                 Balanced          U.S.        Intermediate     Government      Short-Term     Diversified        Fixed
                  Assets        Government      Government      Securities        Income          Income          Income
                   Fund         Bond Fund          Fund            Fund            Fund            Fund            Fund

1 Year             $ 10            $ 6             $ 6             $ 8             $ 6             $ 8             $ 7
3 Years            $ 32            $19             $20             $26             $18             $24             $22
5 Years            $ 55            $33             $35             $44             $31             $42             $39
10 Years           $122            $75             $77             $99             $69             $93             $87

                 Nations
                  Global         Nations
                Government      Municipal
                  Income          Income
                   Fund            Fund
1 Year             $ 13            $ 6
3 Years            $ 40            $19
5 Years            $ 69            $33
10 Years           $152            $75

                                                 Nations                                                         Nations
                 Nations         Nations         Florida         Nations         Nations         Nations         Maryland
                Short-Term     Intermediate    Intermediate      Florida         Georgia         Georgia       Intermediate
                Municipal       Municipal       Municipal       Municipal      Intermediate     Municipal       Municipal
                  Income           Bond            Bond            Bond         Municipal          Bond            Bond
                   Fund            Fund            Fund            Fund         Bond Fund          Fund            Fund

1 Year             $ 4             $ 5             $ 5             $ 6             $ 5             $ 6             $ 5
3 Years            $13             $16             $16             $19             $16             $19             $16
5 Years            $22             $28             $28             $33             $28             $33             $28
10 Years           $51             $63             $63             $75             $63             $75             $63

                                 Nations
                                  North
                                 Carolina
                 Nations       Intermediate
                 Maryland       Municipal
              Municipal Bond       Bond
                   Fund            Fund
1 Year             $ 6             $ 5
3 Years            $19             $16
5 Years            $33             $28
10 Years           $75             $63

                                 Nations
                 Nations          South          Nations         Nations                         Nations
                  North          Carolina         South         Tennessee        Nations          Texas          Nations
                 Carolina      Intermediate      Carolina      Intermediate     Tennessee      Intermediate       Texas
                Municipal       Municipal       Municipal       Municipal       Municipal       Municipal       Municipal
                   Bond            Bond            Bond            Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 6             $ 5             $ 6             $ 5             $ 6             $ 5             $ 6
3 Years            $19             $16             $19             $16             $19             $16             $19
5 Years            $33             $28             $33             $28             $33             $28             $33
10 Years           $75             $63             $75             $63             $75             $63             $75


                 Nations
                 Virginia        Nations
               Intermediate      Virginia
                Municipal       Municipal
                   Bond            Bond
                   Fund            Fund
1 Year             $ 5             $ 6
3 Years            $16             $19
5 Years            $28             $33
10 Years           $63             $75

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, which expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and expense reimbursements, "Management Fees" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Government Money Market Fund -- .40% and .56%, respectively; Nations Tax Exempt Fund -- .40% and .54%, respectively; Nations Prime Fund -- .20% and .34%, respectively; Nations Treasury Fund -- .20% and
 .34%, respectively; Nations Small Company Growth Fund -- 1.00% and 1.20%, respectively; Nations Equity Index Fund -- .50% and .65%, respectively; Nations Managed Index Fund -- .50% and .70%, respectively; Nations Managed SmallCap Index Fund -- .50% and .70%, respectively; Nations Managed Value Index Fund
 -- .50% and .70%, respectively; Nations Managed SmallCap Value Index Fund -- .50% and .70%, respectively; Nations U.S. Government Bond Fund -- .60% and .80%, respectively; Nations Short-Intermediate Government Fund -- .60% and .82%, respectively; Nations Government Securities Fund -- .64% and .94%,
respectively; Nations Short-Term Income Fund -- .60% and .85%, respectively; Nations Diversified Income Fund -- .60% and .85%, respectively; Nations Strategic Fixed Income Fund -- .60% and .80%, respectively; Nations Municipal Income Fund -- .60% and .80%, respectively; Nations Short-Term Municipal Income Fund -- .50% and .60%, respectively; Nations Intermediate Municipal Bond Fund
 -- .50% and .70%, respectively; Nations Florida Intermediate Municipal Bond
Fund  -- .50% and .70%, respectively; Nations Florida Municipal Bond Fund  --
 .60% and .80%, respectively; Nations Georgia Intermediate Municipal Bond Fund
 -- .50% and .70%, respectively; Nations Georgia Municipal Bond Fund -- .60% and .80%, respectively; Nations Maryland Intermediate Municipal Bond Fund --
 .50% and .70%, respectively; Nations Maryland Municipal Bond Fund -- .60% and .80%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50% and .70%, respectively; Nations North Carolina Municipal Bond Fund -- .60%
and .80%, respectively; Nations South Carolina Intermediate Municipal Bond Fund
 -- .50% and .70%, respectively; Nations South Carolina Municipal Bond Fund
 -- .60% and .80%, respectively; Nations Tennessee Intermediate Municipal Bond Fund -- .50% and .70%, respectively; Nations Tennessee Municipal Bond Fund --
 .60% and .80%, respectively; Nations Texas Intermediate Bond Fund -- .50% and .70%, respectively; Nations Texas Municipal Bond Fund -- .60% and .80%,
respectively; Nations Virginia Intermediate Bond Fund -- .50% and .70%, respectively; and Nations Virginia Municipal Bond Fund -- .60% and .80%.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

                   This Page Left Blank Intentionally.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below because neither Fund had yet commenced operations during the period indicated below.



Information for Primary A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the audited financial statements dated May 16, 1997 for the Pilot Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor funds to Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, respectively. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the SAI, which is available upon request.


FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Prime Fund


                                                               YEAR            PERIOD            YEAR             YEAR
                                                               ENDED            ENDED            ENDED            ENDED
Primary A Shares                                              3/31/97        03/31/96(a)       05/31/95          5/31/94
Operating performance:
Net asset value, beginning of period                       $      1.00      $      1.00      $      1.00      $      1.00
Net investment income                                           0.0520           0.0468           0.0519           0.0318
Dividends from net investment income                           (0.0520)         (0.0468)         (0.0519)         (0.0318)
Total dividends and distributions                              (0.0520)         (0.0468)         (0.0519)         (0.0318)
Net asset value, end of period                             $      1.00      $      1.00      $      1.00      $      1.00
Total return++                                                    5.34%            4.79%            5.32%            3.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 2,533,688      $ 2,472,469      $ 2,873,096      $ 2,883,762
Ratio of operating expenses to average net assets                 0.30%            0.30%+           0.30%            0.30%
Ratio of net investment income to average net assets              5.21%            5.62%+           5.23%            3.20%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                   0.35%            0.37%+           0.38%            0.37%
Net investment income per share without waivers and/or
  expense reimbursements                                   $    0.0516      $    0.0463      $    0.0511      $    0.0311

                                                               YEAR
                                                               ENDED
Primary A Shares                                              5/31/93
Operating performance:
Net asset value, beginning of period                       $      1.00
Net investment income                                           0.0328
Dividends from net investment income                           (0.0328)
Total dividends and distributions                              (0.0328)
Net asset value, end of period                             $      1.00
Total return++                                                    3.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 1,156,266
Ratio of operating expenses to average net assets                 0.30%
Ratio of net investment income to average net assets              3.25%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                   0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                   $    0.0322


Nations Prime Fund (cont.)

                                                   YEAR              YEAR              YEAR              YEAR
                                                  ENDED             ENDED             ENDED             ENDED
Primary A Shares                                 5/31/92           5/31/91           5/31/90           5/31/89
Operating performance:
Net asset value, beginning of period          $    1.00         $    1.00         $    1.00         $    1.00
Net investment income                            0.0506            0.0749            0.0855            0.0839
Dividends from net investment income            (0.0506)          (0.0749)          (0.0855)          (0.0839)
Total dividends and distributions               (0.0506)          (0.0749)          (0.0855)          (0.0839)
Net asset value, end of period                $    1.00         $    1.00         $    1.00         $    1.00
Total return++                                     5.19%+++          7.75%+++          8.88%+++          8.71%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 500,476         $ 574,993         $ 433,298         $ 115,295
Ratio of operating expenses to average net
  assets                                           0.30%             0.30%             0.32%             0.35%
Ratio of net investment income to average
  net assets                                       5.03%             7.47%             8.43%             8.11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.42%             0.44%             0.50%+++          0.55%+++
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0494         $  0.0735         $  0.0731+++      $  0.0819+/+++

                                                   YEAR             PERIOD
                                                  ENDED             ENDED
Primary A Shares                                 5/31/88           5/31/87*
Operating performance:
Net asset value, beginning of period          $    1.00         $    1.00
Net investment income                            0.0675            0.0277
Dividends from net investment income            (0.0675)          (0.0277)
Total dividends and distributions               (0.0675)          (0.0277)
Net asset value, end of period                $    1.00         $    1.00
Total return++                                     6.94%+++          2.79%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 264,063         $ 252,562
Ratio of operating expenses to average net
  assets                                           0.36%             0.35%+
Ratio of net investment income to average
  net assets                                       6.73%             5.99%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.56%+++          0.65%+/+++
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0655+++      $  0.0247+++


  * The Nations Prime Fund Primary A Shares commenced operations on December 15, 1986.

  + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Treasury Fund


                                                              YEAR            PERIOD            YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
Primary A Shares                                             3/31/97        03/31/96(a)        5/31/95          5/31/94
Operating performance:
Net asset value, beginning of period                      $      1.00      $      1.00      $      1.00      $      1.00
Net investment income                                          0.0509           0.0458           0.0494           0.0297
Dividends from net investment income                          (0.0509)         (0.0458)         (0.0494)         (0.0297)
Distributions from net realized capital gains                      --          (0.0000)#        (0.0000)#             --
Total dividends and distributions                             (0.0509)         (0.0458)         (0.0494)         (0.0297)
Net asset value, end of period                            $      1.00      $      1.00      $      1.00      $      1.00
Total return++                                                   5.22%            4.67%            5.05%            2.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $ 1,345,585      $   821,030      $ 2,896,868      $ 2,679,992
Ratio of operating expenses to average net assets                0.30%            0.30%+           0.30%            0.30%
Ratio of net investment income to average net assets             5.09%            5.52%+           4.99%            2.97%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                  0.35%            0.37%+           0.35%            0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.0504      $    0.0453      $    0.0489      $    0.0292

                                                              YEAR
                                                              ENDED
Primary A Shares                                             5/31/93
Operating performance:
Net asset value, beginning of period                      $      1.00
Net investment income                                          0.0307
Dividends from net investment income                          (0.0307)
Distributions from net realized capital gains                      --
Total dividends and distributions                             (0.0307)
Net asset value, end of period                            $      1.00
Total return++                                                   3.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $ 2,956,796
Ratio of operating expenses to average net assets                0.30%
Ratio of net investment income to average net assets             3.02%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                  0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.0302


Nations Treasury Fund (cont.)

                                                 YEAR             YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                                5/31/92          5/31/91          5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period         $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
Net investment income                            0.0483           0.0721           0.0829           0.0802           0.0630
Dividends from net investment income            (0.0483)         (0.0721)         (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital
  gains                                              --               --               --               --               --
Total dividends and distributions               (0.0483)         (0.0721)         (0.0829)         (0.0802)         (0.0630)
Net asset value, end of period               $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
Total return++                                     4.95%+++         7.46%+++         8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $1,094,741       $  955,186       $  392,843       $   90,946       $  111,414
Ratio of operating expenses to average net
  assets                                           0.29%            0.25%            0.25%            0.39%            0.38%
Ratio of net investment income to average
  net assets                                       4.82%            7.04%            8.18%            7.93%            6.31%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.42%            0.43%            0.59%+++         0.58%+++         0.65%+++
Net investment income per share without
  waivers and/or expense reimbursements      $   0.0470       $   0.0703       $   0.0693+++    $   0.0783+++    $   0.0603+++

                                                PERIOD
                                                 ENDED
Primary A Shares                               5/31/87*
Operating performance:
Net asset value, beginning of period         $     1.00
Net investment income                            0.0262
Dividends from net investment income            (0.0262)
Distributions from net realized capital
  gains                                              --
Total dividends and distributions               (0.0262)
Net asset value, end of period               $     1.00
Total return++                                     2.64%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $   66,221
Ratio of operating expenses to average net
  assets                                           0.35%+
Ratio of net investment income to average
  net assets                                       5.68%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.75%+/+++
Net investment income per share without
  waivers and/or expense reimbursements      $   0.0222+++


  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.

  + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.0001.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Government Money Market Fund

                                                 YEAR          PERIOD          YEAR           YEAR            YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED
Primary A Shares                               03/31/97      03/31/96(a)     11/30/95       11/30/94        11/30/93
Operating performance:
Net asset value, beginning of period          $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Net investment income                            0.0503         0.0173         0.0558         0.0375          0.0294
Distributions:
Dividends from net investment income            (0.0503)       (0.0173)       (0.0558)       (0.0375)        (0.0294)
Distributions from net realized capital
  gains                                              --             --             --        (0.0000)#            --
Total dividends and distributions               (0.0503)       (0.0173)       (0.0558)       (0.0375)        (0.0294)
Net asset value, end of period                $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Total return++                                     5.18%          1.74%          5.72%          3.84%           2.96%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 299,394      $ 336,771      $ 332,895      $ 432,729       $ 475,180
Ratio of operating expenses to average net
  assets                                           0.30%          0.30%+         0.30%          0.30%           0.30%
Ratio of net investment income to average
  net assets                                       5.03%          5.20%+         5.58%          3.79%           2.91%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.57%          0.59%+         0.57%          0.59%           0.56%
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0476      $  0.0163      $  0.0531      $  0.0347       $  0.0269

                                                  YEAR           PERIOD
                                                 ENDED           ENDED
Primary A Shares                                11/30/92       11/30/91*
Operating performance:
Net asset value, beginning of period          $    1.00       $    1.00
Net investment income                            0.0358          0.0571
Distributions:
Dividends from net investment income            (0.0358)        (0.0571)
Distributions from net realized capital
  gains                                              --              --
Total dividends and distributions               (0.0358)        (0.0571)
Net asset value, end of period                $    1.00       $    1.00
Total return++                                     3.63%+++        5.87%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 414,412       $ 333,979
Ratio of operating expenses to average net
  assets                                           0.42%           0.43%+
Ratio of net investment income to average
  net assets                                       3.55%           5.49%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.58%           0.62%+
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0341       $  0.0551


 * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.
 + Annualized.
 ++ Total return represents aggregate return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
 # Amount represents less than $0.0001 per share.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Tax Exempt Fund

                                                                  YEAR            PERIOD            YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
Primary A Shares                                                03/31/97        03/31/96(a)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                          $      1.00      $      1.00       $    1.00        $    1.00
Net investment income                                              0.0324           0.0112          0.0361           0.0257
Dividends from net investment income                              (0.0324)         (0.0112)        (0.0361)         (0.0257)
Total dividends and distributions                                 (0.0324)         (0.0112)        (0.0361)         (0.0257)
Net asset value, end of period                                $      1.00      $      1.00       $    1.00        $    1.00
Total return++                                                       3.29%            1.12%           3.68%            2.60%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                          $ 1,184,313      $ 1,078,764       $ 905,125        $ 820,677
Ratio of operating expenses to average net assets                    0.30%            0.30%+          0.30%            0.27%
Ratio of net investment income to average net assets                 3.25%            3.35%+          3.62%            2.59%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.55%            0.58%+          0.57%            0.59%
Net investment income per share without waivers and/or
  expense reimbursements                                      $    0.0298      $    0.0103       $  0.0335        $  0.0226

                                                                  YEAR
                                                                  ENDED
Primary A Shares                                                11/30/93
Operating performance:
Net asset value, beginning of period                           $    1.00
Net investment income                                             0.0223
Dividends from net investment income                             (0.0223)
Total dividends and distributions                                (0.0223)
Net asset value, end of period                                 $    1.00
Total return++                                                      2.27%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                           $ 701,403
Ratio of operating expenses to average net assets                   0.23%
Ratio of net investment income to average net assets                2.23%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.59%
Net investment income per share without waivers and/or
  expense reimbursements                                       $  0.0187



Nations Tax Exempt Fund (cont.)


                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
Primary A Shares                                                 11/30/92         11/30/91         11/30/90         11/30/89
Operating performance:
Net asset value, beginning of period                           $    1.00        $    1.00        $    1.00        $    1.00
Net investment income                                             0.0267           0.0422           0.0550           0.0600
Dividends from net investment income                             (0.0267)         (0.0422)         (0.0550)         (0.0600)
Total dividends and distributions                                (0.0267)         (0.0422)         (0.0550)         (0.0600)
Net asset value, end of period                                 $    1.00        $    1.00        $    1.00        $    1.00
Total return++                                                      2.70%+++         4.31%+++         5.63%+++         6.17%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                           $ 329,265        $ 168,829        $ 173,834        $ 145,109
Ratio of operating expenses to average net assets                   0.40%            0.42%            0.40%            0.40%
Ratio of net investment income to average net assets                2.65%            4.23%            5.51%            6.00%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.57%            0.60%            0.75%            0.74%
Net investment income per share without waivers and/or
  expense reimbursements                                       $  0.0250        $  0.0404        $  0.0515        $  0.0566

                                                                  PERIOD
                                                                   ENDED
Primary A Shares                                                 11/30/88*
Operating performance:
Net asset value, beginning of period                           $    1.00
Net investment income                                             0.0350
Dividends from net investment income                             (0.0350)
Total dividends and distributions                                (0.0350)
Net asset value, end of period                                 $    1.00
Total return++                                                      3.55%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                           $ 143,245
Ratio of operating expenses to average net assets                   0.40%+
Ratio of net investment income to average net assets                4.97%+
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.75%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $  0.0325


 * Nations Tax Exempt Fund Primary A Shares commenced operations on March 14, 1988.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Value Fund

                                                                             YEAR          PERIOD          YEAR           YEAR
                                                                             ENDED          ENDED          ENDED          ENDED
Primary A Shares                                                           03/31/97      03/31/96(a)     11/30/95       11/30/94
Operating performance:
Net asset value, beginning of period                                      $   16.60      $   16.21      $   12.98      $   13.74
Net investment income/(loss)                                                   0.26           0.07           0.27           0.24
Net realized and unrealized gain/(loss) on investments                         2.69           1.06           3.91          (0.23)
Net increase/(decrease) in net asset value from operations                     2.95           1.13           4.18           0.01
Distributions:
Dividends from net investment income                                          (0.26)         (0.12)         (0.28)         (0.23)
Distributions from net realized capital gains                                 (1.42)         (0.62)         (0.67)         (0.54)
Total dividends and distributions                                             (1.68)         (0.74)         (0.95)         (0.77)
Net asset value, end of period                                            $   17.87      $   16.60      $   16.21      $   12.98
Total return++                                                                18.07%          7.20%         34.53%         (0.08)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $1,200,853     $ 998,957      $ 956,669      $ 799,743
Ratio of operating expenses to average net assets                              0.97%(c)       0.96%+         0.94%          0.93%
Ratio of net investment income/(loss) to average net assets                    1.51%          1.30%+         1.90%          1.85%
Portfolio turnover rate                                                          47%            12%            63%            75%
Ratio of operating expenses to average net assets without waivers
  and/or expense reimbursements                                                0.97%(c)       0.96%+         0.94%          0.93%
Net investment income/(loss) per share without waivers and/or expense
  reimbursements                                                          $    0.26(c)   $    0.07%     $    0.27      $    0.24
Average commission rate paid (b)                                          $  0.0649      $  0.0648            N/A            N/A

                                                                              YEAR
                                                                             ENDED
Primary A Shares                                                            11/30/93
Operating performance:
Net asset value, beginning of period                                       $   12.45
Net investment income/(loss)                                                    0.24
Net realized and unrealized gain/(loss) on investments                          1.38
Net increase/(decrease) in net asset value from operations                      1.62
Distributions:
Dividends from net investment income                                           (0.24)
Distributions from net realized capital gains                                  (0.09)
Total dividends and distributions                                              (0.33)
Net asset value, end of period                                             $   13.74
Total return++                                                                 13.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $ 707,185
Ratio of operating expenses to average net assets                               0.96%
Ratio of net investment income/(loss) to average net assets                     1.98%
Portfolio turnover rate                                                           64%
Ratio of operating expenses to average net assets without waivers
  and/or expense reimbursements                                                 0.97%
Net investment income/(loss) per share without waivers and/or expense
  reimbursements                                                           $    0.24
Average commission rate paid (b)                                                 N/A



Nations Value Fund (cont.)


                                                                                           YEAR            YEAR
                                                                                          ENDED            ENDED
Primary A Shares                                                                         11/30/92        11/30/91
Operating performance:
Net asset value, beginning of period                                                   $   11.16       $    9.71
Net investment income/loss                                                                  0.28            0.34
Net realized and unrealized gain/(loss) on investments                                      1.57            1.47
Net increase/(decrease) in net asset value from operations                                  1.85            1.81
Distributions:
Dividends from net investment income                                                       (0.27)          (0.36)
Distributions from net realized capital gains                                              (0.29)             --
Total dividends and distributions                                                          (0.56)          (0.36)
Net asset value, end of period                                                         $   12.45       $   11.16
Total return++                                                                             17.00%+++       18.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $ 282,138       $  82,360
Ratio of operating expenses to average net assets                                           0.90%           0.53%
Ratio of net investment income/(loss) to average net assets                                 2.31%           3.33%
Portfolio turnover rate                                                                       60%             51%
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                            0.97%           0.99%
Net investment income/(loss) per share without waivers and/or expense reimbursements   $    0.27       $    0.30
Average commission rate paid (b)                                                             N/A             N/A

                                                                                           YEAR            PERIOD
                                                                                           ENDED            ENDED
Primary A Shares                                                                         11/30/90        11/30/89*#
Operating performance:
Net asset value, beginning of period                                                   $   10.04        $   10.00
Net investment income/loss                                                                  0.35             0.08
Net realized and unrealized gain/(loss) on investments                                     (0.36)           (0.04)
Net increase/(decrease) in net asset value from operations                                 (0.01)            0.04
Distributions:
Dividends from net investment income                                                       (0.32)              --
Distributions from net realized capital gains                                                 --               --
Total dividends and distributions                                                          (0.32)              --
Net asset value, end of period                                                         $    9.71        $   10.04
Total return++                                                                             (0.16)%+++        0.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $  19,769        $   5,161
Ratio of operating expenses to average net assets                                           0.21%            0.49%+
Ratio of net investment income/(loss) to average net assets                                 4.19%            4.41%+
Portfolio turnover rate                                                                       24%              --
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                            1.11%            1.41%+
Net investment income/(loss) per share without waivers and/or expense reimbursements   $    0.26        $    0.06
Average commission rate paid (b)                                                             N/A              N/A



 * Nations Value Fund Primary A Shares commenced operations on September 19,
   1989.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Equity Income Fund

                                     YEAR            PERIOD            YEAR             YEAR             YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                   03/31/97        03/31/96(b)       05/31/95          5/31/94          5/31/93
Operating performance:
Net asset value, beginning
  of period                       $   13.14        $   11.81       $   11.43        $   12.06         $   11.41
Net investment income/(loss)           0.43             0.30            0.42             0.38              0.37
Net realized and unrealized
  gain/(loss) on investments           1.55             1.77            1.11             0.22              1.08
Net increase/(decrease) in net
  asset value from operations          1.98             2.07            1.53             0.60              1.45
Distributions:
Dividends from net
  investment income                   (0.41)           (0.37)          (0.42)           (0.42)            (0.35)
Distributions from net
  realized capital gains              (2.41)           (0.37)          (0.73)           (0.81)            (0.45)
Total dividends and
  distributions                       (2.82)           (0.74)          (1.15)           (1.23)            (0.80)
Net asset value, end of period    $   12.30        $   13.14       $   11.81        $   11.43         $   12.06
Total return++                        15.62%           17.98%          14.79%            5.00%            13.30%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                          $ 200,772        $ 283,142       $ 283,082        $ 225,740         $ 175,949
Ratio of operating expenses to
  average net assets                   0.91%(d)         0.90%+          0.92%            0.94%             0.92%
Ratio of net investment
  income/(loss) to average
  net assets                           3.09%            2.84%+          3.75%            3.41%             3.37%
Portfolio turnover rate                 102%              59%            158%             116%               55%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                       0.91%(d)         0.90%+          0.93%            0.95%             1.04%
Net investment income/(loss)
  per share without waivers
  and/or expense
  reimbursements                  $    0.43(d)     $    0.30       $    0.42        $    0.38         $    0.36
Average commission rate
  paid (c)                        $  0.0609        $  0.0287             N/A              N/A               N/A

                                      YEAR             PERIOD
                                     ENDED             ENDED
Primary A Shares                    5/31/92           5/31/91*
Operating performance:
Net asset value, beginning
  of period                        $   10.19       $   10.00
Net investment income/(loss)            0.34            0.05
Net realized and unrealized
  gain/(loss) on investments            1.25            0.14
Net increase/(decrease) in net
  asset value from operations           1.59            0.19
Distributions:
Dividends from net
  investment income                    (0.30)             --
Distributions from net
  realized capital gains               (0.07)             --
Total dividends and
  distributions                        (0.37)             --
Net asset value, end of period     $   11.41       $   10.19
Total return++                         15.91%+++        1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                           $  18,104       $  10,194
Ratio of operating expenses to
  average net assets                    1.10%           1.12%+
Ratio of net investment
  income/(loss) to average
  net assets                            3.15%           3.66%+
Portfolio turnover rate                   84%              9%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                        2.21%           1.80%+
Net investment income/(loss)
  per share without waivers
  and/or expense
  reimbursements                   $    0.22       $   (0.06)
Average commission rate
  paid (c)                               N/A             N/A


  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.

 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expenses ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations International Equity Fund

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                                  03/31/97#      03/31/96(a)#       05/31/95#        5/31/94#         5/31/93#
Operating performance:
Net asset value, beginning of period             $   13.50        $   11.75        $   12.06        $   10.60        $   10.40
Net investment income/(loss)                          0.08             0.07             0.14             0.09             0.09
Net realized and unrealized gain/(loss) on
  investments                                         0.11             1.80            (0.20)            1.44             0.21
Net increase/(decrease) in net asset value
  from operations                                     0.19             1.87            (0.06)            1.53             0.30
Distributions:
Dividends from net investment income                 (0.11)          (0.06)            (0.03)           (0.05)           (0.08)
Distributions in excess of net investment
  income                                             (0.00)(c)       (0.04)               --               --               --
Distributions from net realized capital gains        (0.42)          (0.02)            (0.12)           (0.02)           (0.02)
Distributions in excess of net realized
  capital gains                                      (0.03)              --            (0.10)              --               --
Total dividends and distributions                    (0.56)          (0.12)            (0.25)           (0.07)           (0.10)
Net asset value, end of period                   $   13.13        $   13.50        $   11.75        $   12.06        $   10.60
Total return++                                        1.32%           16.01%           (0.46)%          14.37%            3.14%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)             $ 976,855        $ 849,731        $ 572,940        $ 401,559        $ 118,873
Ratio of operating expenses to average net
  assets                                              1.16%            1.17%+           1.03%            1.17%            1.30%
Ratio of net investment income/(loss) to
  average net assets                                  0.62%            0.65%+           1.17%            0.75%            1.03%
Portfolio turnover rate                                 36%              26%              92%              39%              41%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        --             1.18%+           1.04%            1.18%            1.32%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                        --        $    0.07        $    0.14        $    0.08        $    0.10
Average commission rate paid (b)                 $  0.0279        $  0.0272               --               --               --

                                                    PERIOD
                                                    ENDED
Primary A Shares                                   5/31/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income/(loss)                         0.08
Net realized and unrealized gain/(loss) on
  investments                                        0.36
Net increase/(decrease) in net asset value
  from operations                                    0.44
Distributions:
Dividends from net investment income                (0.04)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Distributions in excess of net realized
  capital gains                                        --
Total dividends and distributions                   (0.04)
Net asset value, end of period                  $   10.40
Total return++                                       4.43%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $  83,970
Ratio of operating expenses to average net
  assets                                             1.33%+
Ratio of net investment income/(loss) to
  average net assets                                 1.81%+
Portfolio turnover rate                                11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.43%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                $    0.03
Average commission rate paid (b)                       --


  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations International Growth Fund


                                                          PERIOD              YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
Primary A Shares*                                        05/16/97           08/31/96           08/31/95           08/31/94
Operating performance:
Net asset value at the beginning of the period         $     17.05        $     16.24        $     16.34        $     14.14
Net investment income (loss)                                  0.05               0.18               0.13(f)            0.11(f)
Net realized and unrealized gain/(loss) on
  investments                                                 2.76               1.61              (0.22)(f)           1.65(f)
Net realized and unrealized gain/(loss) on foreign
  currency related transactions                              (0.92)             (0.13)              0.39(f)            0.59(f)
Total income (loss) from investments activities               1.89               1.66               0.30               2.35
Distributions from net investment income                     (0.17)             (0.46)             (0.11)                --
Distributions from net realized gain on investments
  and foreign currency related transactions                  (0.34)             (0.39)             (0.29)             (0.15)
Net asset value at the end of the period               $     18.43        $     17.05        $     16.24        $     16.34
Total return (a)                                             11.28%(c)          10.64%              2.08%             16.75%
Portfolio turnover rate (g)                                  33.68%             22.31%             35.91%             35.40%
Ratio of expenses to average net assets                       1.18%(d)           1.08%              1.18%              1.12%
Ratio of net investment income (loss) to average
  net assets                                                  0.47%(d)           0.69%              0.82%              0.75%
Net assets at end of period (in 000's)                 $   701,033        $   579,019        $   363,212        $   307,561
Average Commission Rate (h)                                $0.0107            $0.0160

                                                           EIGHT
                                                          MONTHS
                                                           ENDED
Primary A Shares*                                      08/31/93 (b)
Operating performance:
Net asset value at the beginning of the period       $    13.15
Net investment income (loss)                              (0.01)(f)
Net realized and unrealized gain/(loss) on
  investments                                              1.10(f)
Net realized and unrealized gain/(loss) on foreign
  currency related transactions                           (0.10)(f)
Total income (loss) from investments activities            0.99
Distributions from net investment income                     --
Distributions from net realized gain on investments
  and foreign currency related transactions                  --
Net asset value at the end of the period             $    14.14
Total return (a)                                           7.53%(c)
Portfolio turnover rate (g)                               26.65%(e)
Ratio of expenses to average net assets                    1.31%(d)
Ratio of net investment income (loss) to average
  net assets                                              (0.56)%(d)
Net assets at end of period (in 000's)               $  195,548
Average Commission Rate (h)



 * Primary A Shares of Nations International Growth Fund were formerly Pilot Shares of the Pilot International Equity Fund, a predecessor portfolio.



 (a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges.



 (b) Pilot Shares were initially issued on July 26, 1993.



 (c) Not annualized.



 (d) Annualized.



 (e) Excludes the transfer of assets effective on August 6, 1993 from a collective trust for which Boatmen's Trust Company served as trustee.



 (f) Calculated based on the average shares outstanding methodology.



 (g) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.



(h) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Markets Fund

                                                                                                             YEAR
                                                                                                             ENDED
Primary A Shares                                                                                           03/31/97#
Operating performance:
Net asset value, beginning of period                                                                       $   10.34
Net investment income/(loss)                                                                                    0.01
Net realized and unrealized gain on investments                                                                 1.21
Net increase in net asset value from operations                                                                 1.22
Distributions:
Dividends from net investment income                                                                           (0.02)
Distributions in excess of net investment income                                                               (0.07)
Distributions from net realized capital gains                                                                  (0.06)
Total dividends and distributions                                                                              (0.15)
Net asset value, end of period                                                                             $   11.41
Total return++                                                                                                 11.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  76,483
Ratio of operating expenses to average net assets                                                               1.74%
Ratio of net investment income/(loss) to average net assets                                                     0.13%
Portfolio turnover rate                                                                                           31%
Average commission rate paid (a)                                                                           $  0.0003

                                                                                                            PERIOD

                                                                                                             ENDED

Primary A Shares                                                                                          03/31/96*#

Operating performance:
Net asset value, beginning of period                                                                       $   10.00

Net investment income/(loss)                                                                                   (0.03)

Net realized and unrealized gain on investments                                                                 0.37

Net increase in net asset value from operations                                                                 0.34

Distributions:
Dividends from net investment income                                                                              --

Distributions in excess of net investment income                                                                0.00**

Distributions from net realized capital gains                                                                     --

Total dividends and distributions                                                                               0.00**

Net asset value, end of period                                                                             $   10.34

Total return++                                                                                                  3.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  47,560

Ratio of operating expenses to average net assets                                                               2.13%+

Ratio of net investment income/(loss) to average net assets                                                    (0.38)%+

Portfolio turnover rate                                                                                           17%

Average commission rate paid (a)                                                                           $  0.0004



 * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
 ** Amount represents less than $0.01 per share.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

Nations Pacific Growth Fund

                                                                                                             YEAR
                                                                                                             ENDED
Primary A Shares                                                                                           03/31/97
Operating performance:
Net asset value, beginning of period                                                                       $   10.24
Net investment income/(loss)                                                                                    0.04
Net realized and unrealized gain/(loss) on investments                                                          0.19
Net increase/(decrease) in net asset value from operations                                                      0.23
Distributions:
Dividends from net investment income                                                                       $   (0.03)
Distributions in excess of net investment income                                                               (0.03)
Total dividends and distributions                                                                              (0.06)
Net asset value, end of period                                                                             $   10.41
Total return++                                                                                                  2.18%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $ 122,887
Ratio of operating expenses to average net assets                                                               1.42%
Ratio of net investment income/(loss) to average net assets                                                     0.39%
Portfolio turnover rate                                                                                           78%
Average commission rate paid (a)                                                                           $  0.0126

                                                                                                            PERIOD

                                                                                                             ENDED

Primary A Shares                                                                                          03/31/96*#

Operating performance:
Net asset value, beginning of period                                                                       $   10.00

Net investment income/(loss)                                                                                   (0.02)

Net realized and unrealized gain/(loss) on investments                                                          0.29

Net increase/(decrease) in net asset value from operations                                                      0.27

Distributions:
Dividends from net investment income                                                                              --

Distributions in excess of net investment income                                                               (0.03)

Total dividends and distributions                                                                              (0.03)

Net asset value, end of period                                                                             $   10.24

Total return++                                                                                                  2.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  95,210

Ratio of operating expenses to average net assets                                                               1.76%+

Ratio of net investment income/(loss) to average net assets                                                    (0.27)%+

Portfolio turnover rate                                                                                           23%

Average commission rate paid (a)                                                                           $  0.0178



 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

(a) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Capital Growth Fund

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                                 03/31/97##       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period             $   13.43        $   14.24        $   11.23       $    11.08        $   10.68
Net investment income/(loss)                          0.05             0.02             0.09             0.09             0.09
Net realized and unrealized gain on
  investments                                         1.66             0.38             3.28             0.14             0.42
Net increase in net asset value from
  operations                                          1.71             0.40             3.37             0.23             0.51
Distributions:
Dividends from net investment income                 (0.05)           (0.02)           (0.10)           (0.08)           (0.10)
Distributions from net realized capital gains        (3.39)           (1.19)           (0.26)           (0.00)(b)        (0.01)
Total dividends and distributions                    (3.44)           (1.21)           (0.36)           (0.08)           (0.11)
Net asset value, end of period                   $   11.70        $   13.43        $   14.24       $    11.23        $   11.08
Total return++                                       11.88%            3.14%           30.96%            2.14%            4.84%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)             $ 533,168        $ 839,300        $ 867,361       $  717,914        $ 646,661
Ratio of operating expenses to average net
  assets                                              0.96%(d)         0.96%+           0.98%            0.90%            0.80%
Ratio of net investment income/(loss) to
  average net assets                                  0.39%            0.38%+           0.71%            0.85%            0.84%
Portfolio turnover rate                                 75%              25%              80%              56%              81%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      0.96%            0.96%+           0.98%            0.91%            0.89%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                 $    0.05        $    0.02        $    0.09       $     0.09        $    0.08
Average commission rate paid (c)                 $  0.0604        $  0.0632              N/A              N/A              N/A

                                                   PERIOD
                                                    ENDED
Primary A Shares                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income/(loss)                         0.02
Net realized and unrealized gain on
  investments                                        0.66#
Net increase in net asset value from
  operations                                         0.68
Distributions:
Dividends from net investment income                   --
Distributions from net realized capital gains          --
Total dividends and distributions                      --
Net asset value, end of period                  $   10.68
Total return++                                       6.80%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 728,629
Ratio of operating expenses to average net
  assets                                             0.30%+
Ratio of net investment income/(loss) to
  average net assets                                 1.33%+
Portfolio turnover rate                                 7%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.05%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                $    0.01
Average commission rate paid (c)                      N/A


  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Amount represents less than $0.01 per share.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Emerging Growth Fund

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
Primary A Shares                                                 03/31/97#      03/31/96#(a)       11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of period                           $   14.04        $   14.28         $   11.41        $   10.87
Net investment income/(loss)                                       (0.04)           (0.00)(b)          0.01            (0.03)
Net realized and unrealized gain on investments                     0.20             1.26              3.26             0.71
Net increase in net asset value from operations                     0.16             1.26              3.27             0.68
Distributions:
Distributions from net realized capital gains                      (1.34)           (1.50)            (0.40)           (0.14)
Total dividends and distributions                                  (1.34)           (1.50)            (0.40)           (0.14)
Net asset value, end of period                                 $   12.86        $   14.04         $   14.28        $   11.41
Total return++                                                      0.48%            9.87%            29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 267,319        $ 295,764         $ 269,484        $ 182,459
Ratio of operating expenses to average net assets                   0.98%(d)         0.99%+            0.98%            1.01%
Ratio of net investment income/(loss) to average net assets        (0.26)%          (0.06)%+           0.08%           (0.29)%
Portfolio turnover rate                                               93%              39%              139%             129%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.98%(d)         0.99%+            0.98%            1.01%
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                $   (0.04)(d)        (0.00)(b)     $    0.01        $   (0.03)
Average commission rate paid (c)                               $  0.0562        $  0.0599               N/A              N/A

                                                                  PERIOD
                                                                   ENDED
Primary A Shares                                                 11/30/93*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income/(loss)                                       (0.01)
Net realized and unrealized gain on investments                     0.89
Net increase in net asset value from operations                     0.88
Distributions:
Distributions from net realized capital gains                      (0.01)
Total dividends and distributions                                  (0.01)
Net asset value, end of period                                 $   10.87
Total return++                                                      8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 121,281
Ratio of operating expenses to average net assets                   0.80%+
Ratio of net investment income/(loss) to average net assets        (0.15)%+
Portfolio turnover rate                                              159%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.01%+
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                $   (0.03)
Average commission rate paid (c)                                     N/A


  * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



Nations Small Company Growth Fund


                                                                                                          PERIOD
                                                                                                           ENDED
Primary A Shares*                                                                                         5/16/97
Operating performance:
Net asset value at the beginning of the period                                                        $     10.65
Net investment income                                                                                        0.04
Net realized and unrealized gain on investments and futures                                                  1.47
Total income from investment activities                                                                      1.51
Distributions from net investment income                                                                    (0.04)
Distributions from net realized gains                                                                       (0.05)
Net asset value at the end of the period                                                              $     12.07
Total return (b)                                                                                            14.21%
Ratio of expenses to average net assets (c)                                                                  0.98%
Ratio of net investment income to average net assets (c)                                                     0.54%
Portfolio turnover rate (e)                                                                                    48%
Net assets at end of period (in 000's)                                                                $   109,450
Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                      1.41%(c)
Ratio of net investment income to average net assets (assuming no waivers or expense
  reimbursements)                                                                                            0.11%(c)
Average Commission Rate (d)                                                                                $.0323

                                                                                                          PERIOD

                                                                                                           ENDED

Primary A Shares*                                                                                       08/31/96(a)

Operating performance:
Net asset value at the beginning of the period                                                         $   10.00

Net investment income                                                                                       0.09

Net realized and unrealized gain on investments and futures                                                 0.64

Total income from investment activities                                                                     0.73

Distributions from net investment income                                                                   (0.08)

Distributions from net realized gains                                                                         --

Net asset value at the end of the period                                                               $   10.65

Total return (b)                                                                                            7.37%

Ratio of expenses to average net assets (c)                                                                 1.00%

Ratio of net investment income to average net assets (c)                                                    1.06%

Portfolio turnover rate (e)                                                                                   31%

Net assets at end of period (in 000's)                                                                 $  70,483

Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                     1.54%(c)

Ratio of net investment income to average net assets (assuming no waivers or expense
  reimbursements)                                                                                           0.52%(c)

Average Commission Rate (d)                                                                               $.0340




 * Primary A Shares of Nations Small Company Growth Fund were formerly Pilot Shares of the Pilot Small Capitalization Equity Fund, a predecessor portfoilo.


(a) Share activity commenced December 12, 1995.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.


(c) Annualized.


(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Disciplined Equity Fund

                                                 YEAR            PERIOD            YEAR             PERIOD             PERIOD
                                                 ENDED            ENDED            ENDED             ENDED              ENDED
Primary A Shares                               03/31/97        03/31/96(a)       11/30/95          11/30/94*          04/29/94*
Operating performance:
Net asset value, beginning of period         $   17.19        $   17.06        $   13.08         $   13.31          $   13.65
Net investment income/(loss)                      0.14             0.05             0.10              0.01              (0.05)
Net realized and unrealized gain/(loss) on
  investments                                     2.79             0.35             3.96             (0.23)#             2.66
Net increase/(decrease) in net asset value
  from operations                                 2.93             0.40             4.06             (0.22)              2.61
Distributions:
Dividends from net investment income             (0.14)           (0.04)           (0.08)            (0.01)                --
Distributions from net realized
  capital gains                                  (1.51)           (0.23)              --                --              (2.95)
Return of capital                                   --               --               --             (0.00)(b)             --
Total dividends and distributions                (1.65)           (0.27)           (0.08)            (0.01)             (2.95)
Net asset value, end of period               $   18.47        $   17.19        $   17.06         $   13.08          $   13.31
Total return++                                   17.00%            2.44%           31.13%            (1.62)%            18.79%
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)         $ 100,260        $ 116,469        $ 109,939         $   9,947          $   8,079
Ratio of operating expenses to average net
  assets                                          1.04%(d)         1.02%+           1.30%             1.13%+             1.20%+
Ratio of net investment income/(loss) to
  average net assets                              0.70%            0.82%+           0.85%             0.12%+            (0.60)%+
Portfolio turnover rate                            120%              47%             124%              177%               475%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.04%            1.02%+           1.30%             1.56%+             1.53%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                             $    0.14        $    0.05        $    0.10         $   (0.03)         $   (0.08)
Average commission rate paid (c)             $  0.0377           0.0627              N/A               N/A                N/A

                                                 PERIOD
                                                  ENDED
Primary A Shares                                04/30/93*
Operating performance:
Net asset value, beginning of period          $   10.00
Net investment income/(loss)                      (0.03)
Net realized and unrealized gain/(loss) on
  investments                                      3.74
Net increase/(decrease) in net asset value
  from operations                                  3.71
Distributions:
Dividends from net investment income                 --
Distributions from net realized
  capital gains                                   (0.06)
Return of capital                                    --
Total dividends and distributions                 (0.06)
Net asset value, end of period                $   13.65
Total return++                                    37.13%
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)          $   4,638
Ratio of operating expenses to average net
  assets                                           1.20%+
Ratio of net investment income/(loss) to
  average net assets                              (0.58)%+
Portfolio turnover rate                             203%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   1.31%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                              $   (0.03)
Average commission rate paid (c)                    N/A


 * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Amount represents less than $0.01 per share.

(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations Equity Index Fund


                                                                               YEAR            PERIOD            YEAR
                                                                               ENDED            ENDED            ENDED
Primary A Shares                                                             03/31/97        03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period                                        $   13.58        $   12.91        $    9.84
Net investment income                                                            0.26             0.08             0.28
Net realized and unrealized gain/(loss) on investments                           2.36             0.86             3.20
Net increase in net asset value from operations                                  2.62             0.94             3.48
Distributions:
Dividends from net investment income                                            (0.26)           (0.13)           (0.28)
Distributions from net realized capital gains                                   (0.05)           (0.14)           (0.13)
Total dividends and distributions                                               (0.31)           (0.27)           (0.41)
Net asset value, end of period                                              $   15.89        $   13.58        $   12.91
Total return++                                                                  19.41%            7.33%           36.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $ 567,039        $ 192,388        $ 145,021
Ratio of operating expenses to average net assets                                0.35%(c)         0.35%+           0.37%
Ratio of operating expenses to average net assets including interest
  expense                                                                         N/A             0.35%+           0.38%
Ratio of net investment income to average net assets                             1.91%            1.99%+           2.44%
Portfolio turnover rate                                                             5%               2%              18%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         0.70%(c)         0.73%+           0.78%
Net investment income per share without waivers and/or expense
  reimbursements                                                            $    0.21(c)     $    0.07        $    0.23
Average commission rate paid (b)                                            $  0.0173        $  0.0291              N/A

                                                                              PERIOD
                                                                               ENDED
Primary A Shares                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                        $   10.00
Net investment income                                                            0.24
Net realized and unrealized gain/(loss) on investments                          (0.21)
Net increase in net asset value from operations                                  0.03
Distributions:
Dividends from net investment income                                            (0.19)
Distributions from net realized capital gains                                      --
Total dividends and distributions                                               (0.19)
Net asset value, end of period                                              $    9.84
Total return++                                                                   0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $ 123,147
Ratio of operating expenses to average net assets                                0.35%+
Ratio of operating expenses to average net assets including interest
  expense                                                                          --
Ratio of net investment income to average net assets                             2.64%+
Portfolio turnover rate                                                            14%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         0.79%+
Net investment income per share without waivers and/or expense
  reimbursements                                                            $    0.20
Average commission rate paid (b)                                                  N/A



 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


(b) Average commission rate paid per share of securities purchased and sold by the Fund.


(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



Nations Managed Index Fund


                                                                                                                       PERIOD
                                                                                                                        ENDED
                                                                                                                       3/31/97*
Primary A Shares
Operating performance:
Net asset value, beginning of period                                                                                  $   10.00
Net investment income                                                                                                 $    0.15
Net realized and unrealized gain on investments                                                                       $    1.87
Net increase in net asset value from operations                                                                       $    2.02
Dividends from net investment income                                                                                  $   (0.13)
Total dividends and distributions                                                                                     $   (0.13)
Net asset value, end of period                                                                                        $   11.89
Total return++                                                                                                            20.22%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                  $  42,226
Ratio of operating expenses to average net assets                                                                          0.50%+(b)
Ratio of net investment income to average net assets                                                                       1.92+
Portfolio turnover rate                                                                                                      17%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                            1.05%+(b)
Net investment income per share without waivers and/or expense reimbursements                                         $    0.12(b)
Average commission rate paid (a)                                                                                      $  0.0259




  * Nations Managed Index Fund's Primary A Shares commenced operations on July 31, 1996.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


 (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



Nations Managed SmallCap Index Fund


                                                                                                                       PERIOD
                                                                                                                        ENDED
                                                                                                                        3/31/97*
Primary A Shares
Operating performance:
Net asset value at the beginning of period                                                                           $   10.00
Net investment income                                                                                                $    0.03
Net realized and unrealized gain/(loss) on investments                                                               $   (0.17)
Net increase in net asset value from operations                                                                      $   (0.14)
Dividends from net investment income                                                                                 $   (0.03)
Distributions in excess of net investment income                                                                     $   (0.00)(b)
Total dividends and distributions                                                                                    $   (0.03)
Net asset value, end of period                                                                                       $    9.83
Total return++                                                                                                           (1.37)%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                 $  40,851
Ratio of operating expenses to average net assets                                                                         0.50%+
Ratio of net investment income to average net assets                                                                      1.05%+
Portfolio turnover rate                                                                                                     18%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                           1.21%+
Net investment income per share without waivers and/or expense reimbursements                                        $    0.01
Average commission rate paid (a)                                                                                     $  0.0279




  * Nations Managed SmallCap Index Fund's Primary A Shares commenced operations on October 15, 1996.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


 (b) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Balanced Assets Fund

                                                 YEAR            PERIOD            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                               03/31/97        03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period          $   11.65        $   12.68        $   10.44        $   10.87        $   10.24
Net investment income                              0.39             0.11             0.38             0.25             0.29
Net realized and unrealized gain/(loss) on
  investments                                      1.03             0.45             2.21            (0.43)            0.64
Net increase/(decrease) in net asset value
  from operations                                  1.42             0.56             2.59            (0.18)            0.93
Distributions:
Dividends from net investment income              (0.38)           (0.18)           (0.33)           (0.25)           (0.30)
Distributions from net realized capital
  gains                                           (1.54)           (1.41)           (0.02)              --               --
Total dividends and distributions                 (1.92)           (1.59)           (0.35)           (0.25)           (0.30)
Net asset value, end of period                $   11.15        $   11.65        $   12.68        $   10.44        $   10.87
Total return++                                    12.50%            4.90%           25.27%          (1.73)%            9.22%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   135,731      $   164,215      $   163,198      $   162,215      $   178,270
Ratio of operating expenses to average net
  assets                                           1.00%(b)         1.00%+           0.99    %        0.98    %        0.90%
Ratio of net investment income to average
  net assets                                       3.31%            2.91%+           3.25    %        2.31    %        2.82%
Portfolio turnover rate                             264%              83%             174    %         156    %          50%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   1.00%(b)         1.00%+           0.99    %        0.99    %        0.97%
Net investment income per share without
  waivers and/or expense reimbursements     $      0.39    (b) $      0.11    $      0.38      $      0.25      $      0.29
Average commission rate paid (c)            $    0.0563      $    0.0598              N/A              N/A              N/A

                                                PERIOD
                                                 ENDED
Primary A Shares                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.06
Net realized and unrealized gain/(loss) on
  investments                                     0.18#
Net increase/(decrease) in net asset value
  from operations                                 0.24
Distributions:
Dividends from net investment income                --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                   --
Net asset value, end of period               $   10.24
Total return++                                    2.40%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $  111,953
Ratio of operating expenses to average net
  assets                                          0.30%+
Ratio of net investment income to average
  net assets                                      3.85%+
Portfolio turnover rate                             79%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.05%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.05
Average commission rate paid (c)                   N/A


   * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
  # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

 (c) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



Nations U.S. Government Bond Fund


                                                                                          PERIOD             PERIOD
                                                                                           ENDED              ENDED
Primary A Shares*                                                                         5/16/97           08/31/96
Operating performance:
Net asset value at the beginning of the period                                         $     10.53        $     11.20
Net investment income                                                                         0.41               0.61
Net realized and unrealized gain/(loss) on investments                                        0.17              (0.22)
Total income from investment activities                                                       0.58               0.39
Distributions from net investment income                                                     (0.41)             (0.61)
Distributions from net realized gains                                                        (0.51)             (0.45)
Total distributions                                                                          (0.92)             (1.06)
Net asset value at the end of the period                                               $     10.19        $     10.53
Total return (b)                                                                              5.62%              3.46%
Ratio of expenses to average net assets                                                       0.62%(c)           0.65%
Ratio of net investment income to average net assets                                          5.60%(c)           5.61%
Portfolio turnover rate (d)                                                                     58%                87%
Net assets at end of period (in 000's)                                                 $   148,082        $   145,066
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                             0.77%(c)           0.82%
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                             5.45%(c)           5.44%

                                                                                          PERIOD
                                                                                           ENDED
Primary A Shares*                                                                       08/31/95(a)
Operating performance:
Net asset value at the beginning of the period                                         $     10.00
Net investment income                                                                         0.56
Net realized and unrealized gain/(loss) on investments                                        1.20
Total income from investment activities                                                       1.76
Distributions from net investment income                                                     (0.56)
Distributions from net realized gains                                                           --
Total distributions                                                                          (0.56)
Net asset value at the end of the period                                               $     11.20
Total return (b)                                                                             18.03%
Ratio of expenses to average net assets                                                       0.62%(c)
Ratio of net investment income to average net assets                                          6.45%(c)
Portfolio turnover rate (d)                                                                    132%
Net assets at end of period (in 000's)                                                 $   137,261
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                             0.87%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                             6.20%(c)



 * Primary A Shares of Nations U.S. Government Bond Fund were formerly Pilot Shares of the Pilot U.S. Government Securities Fund, a predecessor portfolio.



(a) Pilot share activity commenced November 7, 1994.



(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Intermediate Government Fund

                                   YEAR            PERIOD            YEAR             YEAR             YEAR             YEAR
                                  ENDED             ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                03/31/97#       03/31/96(b)#       11/30/95#        11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning
  of period                   $    4.07          $    4.14        $    3.93        $    4.28        $    4.16       $    4.17
Net investment income              0.23               0.07             0.24             0.23             0.23            0.28
Net realized and unrealized
  gain/(loss) on
  investments                     (0.08)             (0.07)            0.21            (0.33)            0.14           (0.01)
Net increase/(decrease) in
  net asset value from
  operations                       0.15               0.00             0.45            (0.10)            0.37            0.27
Distributions:
Dividends from net
  investment income               (0.23)             (0.07)           (0.24)           (0.23)           (0.23)          (0.28)
Distributions in excess of
  net investment income              --              (0.00)(a)        (0.00)(a)        (0.00)(a)           --              --
Distributions from net
  realized capital gains             --                 --               --            (0.02)           (0.02)             --
Total dividends and
  distributions                   (0.23)             (0.07)           (0.24)           (0.25)           (0.25)          (0.28)
Net asset value, end of
  period                      $    3.99          $    4.07        $    4.14        $    3.93        $    4.28       $    4.16
Total return++                     3.72%              0.07%           11.70%           (2.23)%           9.03%           6.70%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                 $  371,118        $   399,915      $   425,200      $   433,278      $   443,426      $  360,497
Ratio of operating expenses
  to average net assets            0.63%(c)(d)        0.63%+           0.60%            0.59%            0.55%           0.37%
Ratio of net investment
  income to average net
  assets                           5.73%              5.32%+           5.88%            5.76%            5.40%           6.48%
Portfolio turnover rate             529%               189%             328%             133%              92%             25%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements           0.83%(d)           0.86%+           0.80%            0.80%            0.79%           0.77%
Net investment income per
  share without waivers
  and/or expense
  reimbursements             $     0.22      (d) $      0.06    $      0.23      $      0.22      $      0.22      $     0.26

                                 PERIOD
                                  ENDED
Primary A Shares                11/30/91*
Operating performance:
Net asset value, beginning
  of period                   $    4.00##
Net investment income              0.10
Net realized and unrealized
  gain/(loss) on
  investments                      0.17
Net increase/(decrease) in
  net asset value from
  operations                       0.27
Distributions:
Dividends from net
  investment income               (0.10)
Distributions in excess of
  net investment income              --
Distributions from net
  realized capital gains             --
Total dividends and
  distributions                   (0.10)
Net asset value, end of
  period                      $    4.17
Total return++                     6.81%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                 $  158,435
Ratio of operating expenses
  to average net assets            0.08%+
Ratio of net investment
  income to average net
  assets                           7.21%+
Portfolio turnover rate              11%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements           0.82%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements             $     0.00     (a)


  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Government Securities Fund

                                             YEAR           PERIOD           YEAR            YEAR             YEAR
                                            ENDED           ENDED           ENDED            ENDED            ENDED
Primary A Shares                          03/31/97#      03/31/96(b)#     05/31/95#        05/31/94         05/31/93
Operating performance:
Net asset value, beginning of period     $    9.67       $    9.86       $    9.80         $   10.46        $   10.36
Net investment income                         0.60            0.52            0.64              0.64             0.71
Net realized and unrealized
  gain/(loss) on investments                 (0.30)          (0.19)           0.06             (0.61)            0.13
Net increase/(decrease) in net asset
  value from operations                       0.30            0.33            0.70              0.03             0.84
Distributions:
Dividends from net investment income         (0.58)          (0.50)          (0.60)            (0.58)           (0.70)
Dividends in excess of net investment
  income                                        --            0.02              --             (0.02)              --
Distributions from net realized
  capital gains                                 --              --              --                --               --
Distributions in excess of net
  realized capital gains                        --              --              --             (0.05)           (0.04)
Distributions from capital                   (0.00)(a)          --           (0.04)            (0.04)              --
Total dividends and distributions            (0.58)          (0.52)          (0.64)            (0.69)           (0.74)
Net asset value, end of period           $    9.39       $    9.67       $    9.86         $    9.80        $   10.46
Total return++                                3.18%           3.41%           7.55%             0.06%            8.37%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  52,606       $  55,962       $  39,909         $  44,536        $  40,472
Ratio of operating expenses to average
  net assets                                  0,80%           0.80%+          0.76%             0.73%            0.85%
Ratio of net investment income to
  average net assets                          6.28%           6.36%+          6.69%             6.08%            6.67%
Portfolio turnover rate                        468%            199%            413%               56%             103%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                      0.94%           0.95%+          0.94%             0.94%            1.00%
Net investment income per
  share without waivers
  and/or expense reimbursements          $    0.59       $    0.51       $    0.62         $    0.61        $    0.60

                                             YEAR            PERIOD
                                             ENDED           ENDED
Primary A Shares                           05/31/92        05/31/91*
Operating performance:
Net asset value, beginning of period     $   10.05        $   10.00
Net investment income                         0.74             0.10
Net realized and unrealized
  gain/(loss) on investments                  0.37             0.02
Net increase/(decrease) in net asset
  value from operations                       1.11             0.12
Distributions:
Dividends from net investment income         (0.77)           (0.07)
Dividends in excess of net investment
  income                                        --               --
Distributions from net realized
  capital gains                                 --               --
Distributions in excess of net
  realized capital gains                     (0.03)              --
Distributions from capital                      --               --
Total dividends and distributions            (0.80)           (0.07)
Net asset value, end of period           $   10.36        $   10.05
Total return++                               11.43%+++         1.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  42,256        $  10,047
Ratio of operating expenses to average
  net assets                                  1.06%            1.10%+
Ratio of net investment income to
  average net assets                          7.15%            7.18%+
Portfolio turnover rate                        130%               5%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                      1.72%            1.69%+++
Net investment income per
  share without waivers
  and/or expense reimbursements          $    0.07        $    0.09+++


  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

 (a) Amount represents less than $0.01.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Term Income Fund

                                                 YEAR            PERIOD            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                               03/31/97#      03/31/96(b)#       11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of period         $    9.76        $    9.84        $    9.48        $   10.01        $    9.75
Net investment income                             0.58             0.20             0.61             0.50             0.53
Net realized and unrealized gain/(loss) on
  investments                                    (0.08)           (0.08)            0.36            (0.51)            0.26
Net increase/(decrease) in net asset value
  from operations                                 0.50             0.12             0.97            (0.01)            0.79
Distributions:
Dividends from net investment income             (0.58)           (0.20)           (0.61)           (0.48)           (0.53)
Distributions in excess of net investment
  income                                            --               --               --            (0.02)              --
Distributions from capital                          --               --               --            (0.02)              --
Total dividends and distributions                (0.58)           (0.20)           (0.61)           (0.52)           (0.53)
Net asset value, end of period               $    9.68        $    9.76        $    9.84        $    9.48        $   10.01
Total return++                                    5.25%            1.19%           10.48%          (0.11)%            8.26     %
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $  181,455       $  179,957       $  169,291       $  176,712       $  201,738
Ratio of operating expenses to average net
  assets                                          0.55      (a)       0.55     %+       0.56     %       0.50     %       0.37     %
Ratio of net investment income to average
  net assets                                      5.97     %       6.07     %+       6.32     %       5.23     %       5.27     %
Portfolio turnover rate                            172     %         73     %        224     %        293     %        121     %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.85     %       0.88     %+       0.86     %       0.82     %       0.79     %
Net investment income per share without
  waivers and/or expense reimbursements     $     0.55       $     0.19       $     0.58       $     0.47       $     0.48

                                                 PERIOD
                                                 ENDED
Primary A Shares                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.09
Net realized and unrealized gain/(loss) on
  investments                                    (0.25)
Net increase/(decrease) in net asset value
  from operations                                (0.16)
Distributions:
Dividends from net investment income             (0.09)
Distributions in excess of net investment
  income                                            --
Distributions from capital                          --
Total dividends and distributions                (0.09)
Net asset value, end of period               $    9.75
Total return++                                   (1.58)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $  190,680
Ratio of operating expenses to average net
  assets                                          0.30      %+
Ratio of net investment income to average
  net assets                                      5.54      %+
Portfolio turnover rate                             45      %
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.90      %+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.08


  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Diversified Income Fund

                                                 YEAR             PERIOD             YEAR              YEAR
                                                 ENDED            ENDED             ENDED             ENDED             YEAR
Primary A Shares                               03/31/97#       03/31/96(b)         11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of period          $   10.42        $   10.82         $    9.67         $   10.88          $    9.97
Net investment income                              0.69             0.23              0.73              0.74               0.78
Net realized and unrealized gain/(loss) on
  investments                                     (0.18)           (0.40)             1.15             (1.06)              0.91
Net increase/(decrease) in net asset value
  from operations                                  0.51            (0.17)             1.88             (0.32)              1.69
Distributions:
Dividends from net investment income              (0.69)           (0.23)            (0.73)            (0.74)             (0.78)
Distributions in excess of net investment
  income                                             --               --                --             (0.00)(a)             --
Distributions from net realized capital
  gains                                           (0.13)              --                --             (0.15)                --
Total dividends and distributions                 (0.82)           (0.23)            (0.73)            (0.89)             (0.78)
Net asset value, end of period                $   10.11        $   10.42         $   10.82         $    9.67          $   10.88
Total return++                                     4.97%           (1.59)%           20.11%            (3.05)    %        17.40%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   152,070      $    65,081       $    64,800       $    22,298       $     28,553
Ratio of operating expenses to average net
  assets                                           0.75%(c)         0.77%+            0.80%             0.74%              0.55%
Ratio of net investment income to average
  net assets                                       6.73%            6.49%+            7.03%             7.31%              7.02%
Portfolio turnover rate                             278%              69%               96%              144%                86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.85%(c)         0.87%+            0.93%             0.95%              0.95%
Net investment income per share without
  waivers and/or expense reimbursements     $      0.67    (c) $      0.23     $      0.72       $      0.72       $       0.70

                                                 PERIOD
                                                 ENDED
Primary A Shares                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.06
Net realized and unrealized gain/(loss) on
  investments                                    (0.03)
Net increase/(decrease) in net asset value
  from operations                                 0.03
Distributions:
Dividends from net investment income             (0.06)
Distributions in excess of net investment
  income                                            --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                (0.06)
Net asset value, end of period               $    9.97
Total return++                                    0.32%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   23,962
Ratio of operating expenses to average net
  assets                                          0.25%+
Ratio of net investment income to average
  net assets                                      7.76%+
Portfolio turnover rate                             46%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.85%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.05


  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Strategic Fixed Income Fund

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                                  03/31/97#       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period            $    9.93          $   10.22        $    9.32        $   10.55        $    9.94
Net investment income                                0.58               0.19             0.59             0.53             0.56
Net realized and unrealized gain/(loss) on
  investments                                       (0.20)             (0.29)            0.90            (0.89)            0.62
Net increase/(decrease) in net asset value
  from operations                                    0.38              (0.10)            1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                (0.58)             (0.19)           (0.59)           (0.51)           (0.56)
Distributions in excess of net investment
  income                                               --                 --               --            (0.02)              --
Distributions from net realized capital gains       (0.11)                --               --            (0.34)           (0.01)
Distributions from capital                          (0.00)(b)             --               --               --               --
Total dividends and distributions                   (0.69)             (0.19)           (0.59)           (0.87)           (0.57)
Net asset value, end of period                  $    9.62          $    9.93        $   10.22        $    9.32        $   10.55
Total return++                                       3.90%             (1.04)%          16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 947,277          $ 823,890        $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net
  assets                                             0.71%(c)           0.72%+           0.71%            0.68%            0.61%
Ratio of net investment income to average net
  assets                                             5.98%              5.49%+           6.05%            5.43%            5.40%
Portfolio turnover rate                               368%              1.33%             228%             307%             161%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.81%(c)           0.83%+           0.81%            0.76%            0.77%
Net investment income per share without
  waivers and/or expense reimbursements         $    0.57(c)       $    0.19        $    0.58        $    0.52        $    0.55

                                                    PERIOD
                                                    ENDED
Primary A Shares                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income                                0.05
Net realized and unrealized gain/(loss) on
  investments                                       (0.06)
Net increase/(decrease) in net asset value
  from operations                                   (0.01)
Distributions:
Dividends from net investment income                (0.05)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Distributions from capital                             --
Total dividends and distributions                   (0.05)
Net asset value, end of period                  $    9.94
Total return++                                      (0.11)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 581,329
Ratio of operating expenses to average net
  assets                                             0.26%+
Ratio of net investment income to average net
  assets                                             6.15%+
Portfolio turnover rate                                12%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.86%+
Net investment income per share without
  waivers and/or expense reimbursements         $    0.04


  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.

 (b) Amount represents less than $0.01.


 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Global Government Income Fund

                                                                                                             YEAR
                                                                                                             ENDED
Primary A Shares                                                                                           03/31/97#
Operating performance:
Net asset value, beginning of period                                                                       $   10.07
Net investment income/(loss)                                                                                    0.47
Net realized and unrealized gain/(loss) on investments                                                         (0.03)
Net increase in net asset value from operations                                                                 0.44
Distributions:
Dividends from net investment income                                                                           (0.46)
Distributions in excess of net investment income                                                               (0.10)
Distributions from net realized capital gains                                                                  (0.16)
Total dividends and distributions                                                                              (0.72)
Net asset value, end of period                                                                             $    9.79
Total return++                                                                                                  4.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  28,130
Ratio of operating expenses to average net assets                                                               1.26%
Ratio of net investment income/(loss) to average net assets                                                     4.60%
Portfolio turnover rate                                                                                          100%

                                                                                                            PERIOD

                                                                                                             ENDED

Primary A Shares                                                                                           03/31/96*

Operating performance:
Net asset value, beginning of period                                                                       $   10.00

Net investment income/(loss)                                                                                    0.39

Net realized and unrealized gain/(loss) on investments                                                          0.11

Net increase in net asset value from operations                                                                 0.50

Distributions:
Dividends from net investment income                                                                           (0.37)

Distributions in excess of net investment income                                                               (0.02)

Distributions from net realized capital gains                                                                  (0.04)

Total dividends and distributions                                                                              (0.43)

Net asset value, end of period                                                                             $   10.07

Total return++                                                                                                  5.03%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  24,753

Ratio of operating expenses to average net assets                                                               1.32%+

Ratio of net investment income/(loss) to average net assets                                                     5.17%+

Portfolio turnover rate                                                                                          213%



  * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


Nations Municipal Income Fund

                                      YEAR            PERIOD            YEAR             YEAR              YEAR
                                     ENDED             ENDED            ENDED            ENDED            ENDED
Primary A Shares                    03/31/97        03/31/96(b)       11/30/95         11/30/94          11/30/93
Operating performance:
Net asset value, beginning of
  period                          $   10.84          $   11.08        $    9.64        $   11.33       $   10.65
Net investment income                  0.59               0.20             0.59             0.57            0.59
Net realized and unrealized
  gain/(loss) on investments           0.05              (0.24)            1.44            (1.44)           0.72
Net increase/(decrease) in net
  asset value from operations          0.64              (0.04)            2.03            (0.87)           1.31
Distributions:
Dividends from net investment
  income                              (0.59)             (0.20)           (0.59)           (0.57)          (0.59)
Distributions in excess of net
  investment income                      --                 --               --            (0.00)#            --
Distributions from net
  realized capital gains                 --                 --               --            (0.25)          (0.04)
Total dividends and
  distributions                       (0.59)             (0.20)           (0.59)           (0.82)          (0.63)
Net asset value, end of period    $   10.89          $   10.84        $   11.08        $    9.64       $   11.33
Total return++                         6.03%             (0.41)%          21.55%           (8.17)%         12.54%
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                      $  77,260          $  68,022        $  68,836        $  59,279       $  88,386
Ratio of operating expenses to
  average net assets                   0.60%              0.60%+           0.60%            0.61%           0.52%
Ratio of operating expenses to
  average net asset including
  interest expense                         (a)                (a)              (a)          0.62%             --
Ratio of net investment income
  to average net assets                5.41%              5.35%+           5.63%            5.42%           5.24%
Portfolio turnover rate                  25%                 4%              49%              63%             48%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                       0.91%              0.91%+           0.88%            0.90%           0.84%
Net investment income per
  share without waivers and/or
  expense reimbursements          $    0.56          $    0.19        $    0.56        $    0.54       $    0.55

                                      YEAR             PERIOD
                                     ENDED             ENDED
Primary A Shares                    11/30/92         11/30/91*
Operating performance:
Net asset value, beginning of
  period                         $   10.25         $   10.00
Net investment income                 0.59              0.52
Net realized and unrealized
  gain/(loss) on investments          0.41              0.25
Net increase/(decrease) in net
  asset value from operations         1.00              0.77
Distributions:
Dividends from net investment
  income                             (0.59)            (0.52)
Distributions in excess of net
  investment income                     --                --
Distributions from net
  realized capital gains             (0.01)               --
Total dividends and
  distributions                      (0.60)            (0.52)
Net asset value, end of period   $   10.65         $   10.25
Total return++                        9.97%+++          7.87%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                     $  62,387         $  23,631
Ratio of operating expenses to
  average net assets                  0.43%             0.20%+
Ratio of operating expenses to
  average net asset including
  interest expense                      --                --
Ratio of net investment income
  to average net assets               5.51%             6.07%+
Portfolio turnover rate                 19%               54%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                      0.90%             0.88%+
Net investment income per
  share without waivers and/or
  expense reimbursements         $    0.54         $    0.45


  * Nations Municipal Income Fund Primary A Shares commenced operations on February 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Short-Term Municipal Income Fund

                                                                 YEAR             PERIOD             YEAR             YEAR
                                                                ENDED             ENDED             ENDED             ENDED
Primary A Shares                                               03/31/97        03/31/96(b)         11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                        $    9.98         $   10.03         $    9.69           $    9.96
Net investment income                                            0.44              0.15              0.44                0.38
Net realized and unrealized gain/(loss) on investments          (0.03)            (0.05)             0.34               (0.27)
Net increase in net asset value from operations                  0.41              0.10              0.78                0.11
Distributions:
Dividends from net investment income                            (0.44)            (0.15)            (0.44)              (0.38)
Distributions from net realized capital gains                      --                --                --               (0.00)#
Total dividends and distributions                               (0.44)            (0.15)            (0.44)              (0.38)
Net asset value, end of period                              $    9.95         $    9.98         $   10.03           $    9.69
Total return++                                                   4.15%             0.96%             8.16%               1.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $  61,072         $  48,511         $  49,961           $  33,488
Ratio of operating expenses to average net assets                0.40%(a)          0.40%+(a)         0.45%(a)            0.34%(a)
Ratio of net investment income to average net assets             4.36%             4.37%+            4.38%               3.83%
Portfolio turnover rate                                            80%               16%               82%                 57%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                          0.84%             0.86%+            0.93%               0.80%
Net investment income per share without waivers and/or
  expense reimbursements                                    $    0.39         $    0.13         $    0.39           $    0.33

                                                                PERIOD
                                                                 ENDED
Primary A Shares                                               11/30/93*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income                                               0.05
Net realized and unrealized gain/(loss) on investments             (0.04)
Net increase in net asset value from operations                     0.01
Distributions:
Dividends from net investment income                               (0.05)
Distributions from net realized capital gains                         --
Total dividends and distributions                                  (0.05)
Net asset value, end of period                                 $    9.96
Total return++                                                      0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   5,999
Ratio of operating expenses to average net assets                   0.09%+
Ratio of net investment income to average net assets                3.16%+
Portfolio turnover rate                                               45%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.04%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.04


  * Nations Short-Term Municipal Income Fund Primary A Shares commenced operations on October 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.


Nations Intermediate Municipal Bond Fund


                                                                YEAR             PERIOD             YEAR              YEAR
                                                                ENDED            ENDED             ENDED             ENDED
Primary A Shares                                              03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                         $   10.03        $   10.17         $    9.24         $   10.11
Net investment income                                             0.48             0.16              0.48              0.45
Net realized and unrealized gain/(loss) on investments           (0.02)           (0.14)             0.93             (0.86)
Net increase/(decrease) in net asset value from
  operations                                                      0.46             0.02              1.41             (0.41)
Distributions:
Dividends from net investment income                             (0.48)           (0.16)            (0.48)            (0.45)
Distributions in excess of net investment income                    --               --                --             (0.00)#
Distributions from net realized capital gains                       --               --                --             (0.01)
Total dividends and distributions                                (0.48)           (0.16)            (0.48)            (0.46)
Net asset value, end of period                               $   10.01        $   10.03         $   10.17         $    9.24
Total return++                                                    4.63%            0.20%            15.60%            (4.25)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $ 108,204        $  77,423         $  73,897         $  38,055
Ratio of operating expenses to average net assets                 0.50%(a)         0.50%+(a)         0.45%(a)          0.35%(a)
Ratio of net investment income to average net assets              4.74%            4.75%+            4.91%             4.59%
Portfolio turnover rate                                             21%               4%               31%               51%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.81%            0.83%+            0.84%             0.88%
Net investment income per share without waivers and/or
  expense reimbursements                                     $    0.44        $    0.15         $    0.45         $    0.40

                                                                PERIOD
                                                                ENDED
Primary A Shares                                              11/30/93*
Operating performance:
Net asset value, beginning of period                         $   10.00
Net investment income                                             0.14
Net realized and unrealized gain/(loss) on investments            0.11
Net increase/(decrease) in net asset value from
  operations                                                      0.25
Distributions:
Dividends from net investment income                             (0.14)
Distributions in excess of net investment income                    --
Distributions from net realized capital gains                       --
Total dividends and distributions                                (0.14)
Net asset value, end of period                               $   10.11
Total return++                                                    2.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  28,335
Ratio of operating expenses to average net assets                 0.24%+
Ratio of net investment income to average net assets              4.07%+
Portfolio turnover rate                                             23%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.96%+
Net investment income per share without waivers and/or
  expense reimbursements                                     $    0.12


  * Nations Intermediate Municipal Bond Fund Primary A Shares commenced operations on July 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Florida Intermediate Municipal Bond Fund

                                                                    YEAR             PERIOD             YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
Primary A Shares                                                  03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                            $   10.46         $   10.63         $    9.61         $   10.50
Net investment income                                                0.49              0.17              0.48              0.45
Net realized and unrealized gain/(loss) on investments              (0.06)            (0.17)             1.02             (0.88)
Net increase/(decrease) in net asset value from operations           0.43              0.00              1.50             (0.43)
Distributions:
Dividends from net investment income                                (0.49)            (0.17)            (0.48)            (0.45)
Distributions in excess of net investment income                       --                --                --             (0.00)#
Distributions from net realized capital gains                          --                --                --             (0.01)
Total dividends and distributions                                   (0.49)            (0.17)            (0.48)            (0.46)
Net asset value, end of period                                  $   10.40         $   10.46         $   10.63         $    9.61
Total return++                                                       4.22%            (0.06)%           15.92%            (4.26)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  51,748         $  44,988         $  44,038         $  42,717
Ratio of operating expenses to average net assets                    0.50%(a)          0.50%+(a)         0.55%(a)          0.55%(a)
Ratio of net investment income to average net assets                 4.72%             4.66%+            4.70%             4.44%
Portfolio turnover rate                                                16%               18%               27%               34%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.81%             0.86%+            0.81%             0.76%
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.46         $    0.15         $    0.46         $    0.43

                                                                   PERIOD
                                                                   ENDED
Primary A Shares                                                 11/30/93*
Operating performance:
Net asset value, beginning of period                            $   10.00
Net investment income                                                0.44
Net realized and unrealized gain/(loss) on investments               0.50
Net increase/(decrease) in net asset value from operations           0.94
Distributions:
Dividends from net investment income                                (0.44)
Distributions in excess of net investment income                       --
Distributions from net realized capital gains                          --
Total dividends and distributions                                   (0.44)
Net asset value, end of period                                  $   10.50
Total return++                                                       9.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  41,489
Ratio of operating expenses to average net assets                    0.44%+
Ratio of net investment income to average net assets                 4.28%+
Portfolio turnover rate                                                15%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.80%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.40


  * Nations Florida Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Florida Municipal Bond Fund

                                                                                   YEAR             PERIOD             YEAR
                                                                                  ENDED             ENDED             ENDED
Primary A Shares                                                                 03/31/97        03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                           $    9.47         $    9.76         $    8.40
Net investment income                                                               0.48              0.16              0.51
Net realized and unrealized gain/(loss) on investments                              0.01             (0.29)             1.36
Net increase/(decrease) in net asset value from operations                          0.49             (0.13)             1.87
Dividends from net investment income                                               (0.48)            (0.16)            (0.51)
Total dividends and distributions                                                  (0.48)            (0.16)            (0.51)
Net asset value, end of period                                                 $    9.48         $    9.47         $    9.76
Total return++                                                                      5.29%            (1.33)%           22.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $  16,702         $  13,044         $  11,219
Ratio of operating expenses to average net assets                                   0.60%(a)          0.60%+(a)         0.39%(a)
Ratio of net investment income to average net assets                                5.07%             5.03%+            5.44%
Portfolio turnover rate                                                               23%                7%               13%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            0.93%             0.96%+            0.95%
Net investment income per share without waivers and/or expense
  reimbursements                                                               $    0.45         $    0.15         $    0.46

                                                                                  PERIOD
                                                                                  ENDED
Primary A Shares                                                                11/30/94*
Operating performance:
Net asset value, beginning of period                                           $    9.93
Net investment income                                                               0.49
Net realized and unrealized gain/(loss) on investments                             (1.53)
Net increase/(decrease) in net asset value from operations                         (1.04)
Dividends from net investment income                                               (0.49)
Total dividends and distributions                                                  (0.49)
Net asset value, end of period                                                 $    8.40
Total return++                                                                    (10.70)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $   4,258
Ratio of operating expenses to average net assets                                   0.21%+(a)
Ratio of net investment income to average net assets                                5.55%+
Portfolio turnover rate                                                               46%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            0.91%+
Net investment income per share without waivers and/or expense
  reimbursements                                                               $    0.43


  * Nations Florida Municipal Bond Fund Primary A Shares commenced operations on December 13, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Georgia Intermediate Municipal Bond Fund

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
Primary A Shares                                  03/31/97        03/31/96(b)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period              $   10.63        $   10.81        $    9.82        $   10.82        $   10.29
Net investment income                                  0.50             0.17             0.50             0.49             0.50
Net realized and unrealized gain/(loss) on
  investments                                         (0.05)           (0.18)            0.99            (0.98)            0.56
Net increase/(decrease) in net asset value
  from operations                                      0.45            (0.01)            1.49            (0.49)            1.06
Distributions:
Dividends from net investment income                  (0.50)           (0.17)           (0.50)           (0.49)           (0.50)
Distributions in excess of net investment
  income                                                 --               --               --            (0.00)#             --
Distributions from net realized capital gains            --               --               --            (0.02)           (0.03)
Total dividends and distributions                     (0.50)           (0.17)           (0.50)           (0.51)           (0.53)
Net asset value, end of period                    $   10.58        $   10.63        $   10.81        $    9.82        $   10.82
Total return++                                         4.33%           (0.13)%          15.42%           (4.70)%          10.43%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)              $  43,470        $  38,222        $  40,383        $  33,111        $  30,738
Ratio of operating expenses to average net
  assets                                               0.50%            0.50%+           0.55%            0.54%            0.46%
Ratio of operating expenses to average net
  assets including interest expense                        (a)              (a)              (a)          0.55%              --
Ratio of net investment income to average net
  assets                                               4.72%            4.67%+           4.76%            4.74%            4.57%
Portfolio turnover rate                                   9%               3%              17%              22%               6%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       0.80%            0.83%+           0.80%            0.75%            0.77%
Net investment income per share without
  waivers and/or expense reimbursements           $    0.47        $    0.16        $    0.47        $    0.47        $    0.46

                                                    PERIOD
                                                    ENDED
Primary A Shares                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income                                0.41
Net realized and unrealized gain/(loss) on
  investments                                        0.29
Net increase/(decrease) in net asset value
  from operations                                    0.70
Distributions:
Dividends from net investment income                (0.41)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Total dividends and distributions                   (0.41)
Net asset value, end of period                  $   10.29
Total return++                                       7.07%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $  20,584
Ratio of operating expenses to average net
  assets                                             0.20%+
Ratio of operating expenses to average net
  assets including interest expense                    --
Ratio of net investment income to average net
  assets                                             5.25%+
Portfolio turnover rate                                12%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.77%+
Net investment income per share without
  waivers and/or expense reimbursements         $    0.37


  * Nations Georgia Intermediate Municipal Bond Fund Primary A Shares commenced operations on March 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating ratio was less than 0.01%.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Georgia Municipal Bond Fund

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
Primary A Shares                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                         $    9.48          $    9.72          $    8.38
Net investment income                                                             0.47               0.16               0.51
Net realized and unrealized gain/(loss) on investments                            0.02              (0.24)              1.34
Net increase/(decrease) in net asset value from operations                        0.49              (0.08)              1.85
Dividends from net investment income                                             (0.47)             (0.16)             (0.51)
Total dividends and distributions                                                (0.47)             (0.16)             (0.51)
Net asset value, end of period                                               $    9.50          $    9.48          $    9.72
Total return++                                                                    5.29%             (0.84)%            22.48%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $   5,550          $   2,068          $   2,628
Ratio of operating expenses to average net assets                                 0.60%(a)           0.60%+(a)          0.40%(a)
Ratio of net investment income to average net assets                              4.96%              4.96%+             5.42%
Portfolio turnover rate                                                             19%                 7%                26%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          1.05%              1.14%+             1.09%
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.43          $    0.14          $    0.44

                                                                               PERIOD
                                                                               ENDED
Primary A Shares                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                        $   10.02
Net investment income                                                            0.46
Net realized and unrealized gain/(loss) on investments                          (1.64)
Net increase/(decrease) in net asset value from operations                      (1.18)
Dividends from net investment income                                            (0.46)
Total dividends and distributions                                               (0.46)
Net asset value, end of period                                              $    8.38
Total return++                                                                 (12.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     232
Ratio of operating expenses to average net assets                                0.21%+(a)
Ratio of net investment income to average net assets                             5.60%+
Portfolio turnover rate                                                            35%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         1.04%+
Net investment income per share without waivers and/or expense
  reimbursements                                                            $    0.39


  * Nations Georgia Municipal Bond Fund Primary A Shares commenced operations on January 13, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Maryland Intermediate Municipal Bond Fund

                                              YEAR           PERIOD            YEAR            YEAR            YEAR
                                             ENDED            ENDED            ENDED           ENDED           ENDED
Primary A Shares                            03/31/97       03/31/96(b)       11/30/95        11/30/94        11/30/93
Operating performance:
Net asset value, beginning of period      $   10.80       $   10.95        $   10.00        $   11.09      $   10.72
Net investment income                          0.51            0.17             0.51             0.50           0.52
Net realized and unrealized gain/(loss)
  on investments                              (0.10)          (0.15)            0.98            (0.99)          0.44
Net increase/(decrease) in net asset
  value from operations                        0.41            0.02             1.49            (0.49)          0.96
Distributions:
Dividends from net investment income          (0.51)          (0.17)           (0.51)           (0.50)         (0.52)
Distributions from net realized capital
  gains                                          --              --            (0.03)           (0.10)         (0.07)
Distributions in excess of net realized
  capital gains                                  --              --               --            (0.00)#           --
Total dividends and distributions             (0.51)          (0.17)           (0.54)           (0.60)         (0.59)
Net asset value, end of period            $   10.70       $   10.80        $   10.95        $   10.00      $   11.09
Total return++                                 3.83%           0.16%           15.16%           (4.64)%         9.11%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)      $  63,549       $  61,337+       $  62,460        $  61,349      $  61,552
Ratio of operating expenses to average
  net assets                                   0.50%(a)        0.50%+(a)        0.55%(a)         0.53%(a)       0.49%
Ratio of net investment income to
  average net assets                           4.70%           4.62%+           4.76%            4.73%          4.73%
Portfolio turnover rate                          10%              4%              11%              22%            26%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                       0.78%           0.81%+           0.80%            0.73%          0.73%
Net investment income per share without
  waivers and/or expense reimbursements   $    0.48       $    0.16        $    0.48        $    0.48      $    0.49

                                              YEAR             YEAR            PERIOD
                                              ENDED            ENDED            ENDED
Primary A Shares                            11/30/92         11/30/91         11/30/90*
Operating performance:
Net asset value, beginning of period      $   10.44        $   10.21        $   10.00
Net investment income                          0.55             0.60             0.16
Net realized and unrealized gain/(loss)
  on investments                               0.31             0.24             0.21
Net increase/(decrease) in net asset
  value from operations                        0.86             0.84             0.37
Distributions:
Dividends from net investment income          (0.55)           (0.60)           (0.16)
Distributions from net realized capital
  gains                                       (0.03)           (0.01)              --
Distributions in excess of net realized
  capital gains                                  --               --               --
Total dividends and distributions             (0.58)           (0.61)           (0.16)
Net asset value, end of period            $   10.72        $   10.44        $   10.21
Total return++                                 8.41%+++         8.46%+++         3.72%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)      $  48,192        $  31,088        $  11,087
Ratio of operating expenses to average
  net assets                                   0.39%            0.20%            0.21%+
Ratio of net investment income to
  average net assets                           5.12%            5.76%            6.12%+
Portfolio turnover rate                          38%              26%              49%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                       0.78%            0.71%            0.84%+
Net investment income per share without
  waivers and/or expense reimbursements   $    0.51        $    0.55        $    0.13


  * Nations Maryland Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Maryland Municipal Bond Fund

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
Primary A Shares                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.39          $    9.63          $    8.37
Net investment income                                                              0.46               0.15               0.48
Net realized and unrealized gain/(loss) on investments                             0.02              (0.24)              1.26
Net increase/(decrease) in net asset value from operations                         0.48              (0.09)              1.74
Dividends from net investment income                                              (0.46)             (0.15)             (0.48)
Total dividends and distributions                                                 (0.46)             (0.15)             (0.48)
Net asset value, end of period                                                $    9.41          $    9.39          $    9.63
Total return++                                                                     5.20%             (0.95)%            21.23%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   4,596          $   2,788          $   2,595
Ratio of operating expenses to average net assets                                  0.60%              0.60%+             0.40%
Ratio of net investment income to average net assets                               4.88%              4.72%+             5.14%
Portfolio turnover rate                                                              18%                 7%                11%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           1.12%              1.23%+             1.26%
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.41          $    0.13          $    0.40

                                                                                PERIOD
                                                                                ENDED
Primary A Shares                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                         $    8.90
Net investment income                                                             0.11
Net realized and unrealized gain/(loss) on investments                           (0.53)
Net increase/(decrease) in net asset value from operations                       (0.42)
Dividends from net investment income                                             (0.11)
Total dividends and distributions                                                (0.11)
Net asset value, end of period                                               $    8.37
Total return++                                                                   (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $      39
Ratio of operating expenses to average net assets                                 0.21%+(a)
Ratio of net investment income to average net assets                              5.48%+
Portfolio turnover rate                                                             39%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          1.30%+
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.09


  * Nations Maryland Municipal Bond Fund Primary A Shares commenced operations on September 20, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations North Carolina Intermediate Municipal Bond Fund

                                                                 YEAR             PERIOD             YEAR              YEAR
                                                                ENDED             ENDED             ENDED             ENDED
Primary A Shares                                               03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                        $   10.36         $   10.51         $    9.53         $   10.46
Net investment income                                            0.47              0.16              0.45              0.44
Net realized and unrealized gain/(loss) on investments          (0.02)            (0.15)             0.99             (0.88)
Net increase/(decrease) in net asset value from
  operations                                                     0.45              0.01              1.44             (0.44)
Distributions:
Dividends from net investment income                            (0.47)            (0.16)            (0.45)            (0.44)
Distributions in excess of net investment income                   --                --             (0.00)#              --
Distributions from net realized capital gains                      --                --             (0.01)            (0.05)
Total dividends and distributions                               (0.47)            (0.16)            (0.46)            (0.49)
Net asset value, end of period                              $   10.34         $   10.36         $   10.51         $    9.53
Total return++                                                   4.45%             0.05%            15.41%            (4.34)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $  25,855         $  21,161         $  20,916         $  14,148
Ratio of operating expenses to average net assets                0.50%(a)          0.50%+            0.57%(a)          0.55%(a)
Ratio of net investment income to average net assets             4.57%             4.47%+            4.47%             4.38%
Portfolio turnover rate                                            26%                3%               57%               37%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                          0.82%             0.87%+            0.84%             0.82%
Net investment income per share without waivers and/or
  expense reimbursements                                    $    0.44         $    0.15         $    0.43         $    0.42

                                                               PERIOD
                                                                ENDED
Primary A Shares                                              11/30/93*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income                                              0.43
Net realized and unrealized gain/(loss) on investments             0.46
Net increase/(decrease) in net asset value from
  operations                                                       0.89
Distributions:
Dividends from net investment income                              (0.43)
Distributions in excess of net investment income                     --
Distributions from net realized capital gains                        --
Total dividends and distributions                                 (0.43)
Net asset value, end of period                                $   10.46
Total return++                                                     9.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $  11,814
Ratio of operating expenses to average net assets                  0.42%+
Ratio of net investment income to average net assets               4.23%+
Portfolio turnover rate                                              29%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                            0.85%+
Net investment income per share without waivers and/or
  expense reimbursements                                      $    0.39


  * Nations North Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations North Carolina Municipal Bond Fund

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
Primary A Shares                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.49          $    9.73          $    8.36
Net investment income                                                              0.47               0.16               0.50
Net realized and unrealized gain/(loss) on investments                            (0.02)             (0.24)              1.37
Net increase/(decrease) in net asset value from operations                         0.45              (0.08)              1.87
Dividends from net investment income                                              (0.47)             (0.16)             (0.50)
Total dividends and distributions                                                 (0.47)             (0.16)             (0.50)
Net asset value, end of period                                                $    9.47          $    9.49          $    9.73
Total return++                                                                     4.84%             (0.87)%            22.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $   3,095          $   1,593          $   1,293
Ratio of operating expenses to average net assets                                  0.60%(a)           0.60%+             0.38%(a)
Ratio of net investment income to average net assets                               4.95%              4.86%+             5.43%
Portfolio turnover rate                                                              28%                22%                40%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.94%              0.99%+             0.96%
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.44          $    0.15          $    0.45

                                                                               PERIOD
                                                                                ENDED
Primary A Shares                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                         $   10.06
Net investment income                                                             0.45
Net realized and unrealized gain/(loss) on investments                           (1.70)
Net increase/(decrease) in net asset value from operations                       (1.25)
Dividends from net investment income                                             (0.45)
Total dividends and distributions                                                (0.45)
Net asset value, end of period                                               $    8.36
Total return++                                                                  (12.65)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $     531
Ratio of operating expenses to average net assets                                 0.21%+(a)
Ratio of net investment income to average net assets                              5.53%+
Portfolio turnover rate                                                             29%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          0.92%+
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.40


  * Nations North Carolina Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations South Carolina Intermediate Municipal Bond Fund

                                                  YEAR             PERIOD             YEAR              YEAR              YEAR
                                                 ENDED             ENDED             ENDED             ENDED             ENDED
Primary A Shares                                03/31/97        03/31/96(b)         11/30/95          11/30/94          11/30/93
Operating performance:
Net asset value, beginning of period         $   10.52         $   10.69         $    9.76         $   10.61          $   10.18
Net investment income                             0.51              0.17              0.51              0.50               0.50
Net realized and unrealized gain/(loss) on
  investments                                    (0.02)            (0.17)             0.93             (0.84)              0.43
Net increase/(decrease) in net asset value
  from operations                                 0.49              0.00              1.44             (0.34)              0.93
Distributions:
Dividends from net investment income             (0.51)            (0.17)            (0.51)            (0.50)             (0.50)
Distributions in excess of net investment
  income                                            --                --                --             (0.00)#               --
Distributions from net realized capital
  gains                                             --                --                --             (0.01)                --
Total dividends and distributions                (0.51)            (0.17)            (0.51)            (0.51)             (0.50)
Net asset value, end of period               $   10.50         $   10.52         $   10.69         $    9.76          $   10.61
Total return++                                    4.71%             0.00%##          15.02%            (3.37)%             9.32 %
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   48,918        $   41,817        $   45,255        $   49,030        $    56,995
Ratio of operating expenses to average net
  assets                                          0.50%(a)          0.50%+(a)         0.55%(a)          0.54%(a)           0.45%
Ratio of net investment income to average
  net assets                                      4.80%             4.81%+            4.92%             4.82%              4.68%
Portfolio turnover rate                             13%                6%               11%               30%                11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.79%             0.82%+            0.75%             0.75%              0.75%
Net investment income per share without
  waivers and/or expense reimbursements     $     0.48        $     0.16        $     0.49        $     0.48        $      0.47

                                                 PERIOD
                                                 ENDED
Primary A Shares                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.47
Net realized and unrealized gain/(loss) on
  investments                                     0.18
Net increase/(decrease) in net asset value
  from operations                                 0.65
Distributions:
Dividends from net investment income             (0.47)
Distributions in excess of net investment
  income                                            --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                (0.47)
Net asset value, end of period               $   10.18
Total return++                                    6.62%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   39,535
Ratio of operating expenses to average net
  assets                                          0.20%+
Ratio of net investment income to average
  net assets                                      4.11%+
Portfolio turnover rate                              7%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.74%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.42


  * Nations South Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Amount represents less than $0.01 per share.
## Amount represents less than 0.01%.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations South Carolina Municipal Bond Fund

                                                                                YEAR             PERIOD             YEAR
                                                                               ENDED             ENDED              ENDED
Primary A Shares                                                              03/31/97        03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                       $    9.77         $    9.99            $    8.65
Net investment income                                                           0.49              0.17                 0.52
Net realized and unrealized gain/(loss) on investments                          0.02             (0.22)                1.34
Net increase/(decrease) in net asset value from operations                      0.51             (0.05)                1.86
Dividends from net investment income                                           (0.49)            (0.17)               (0.52)
Total dividends and distributions                                              (0.49)            (0.17)               (0.52)
Net asset value, end of period                                             $    9.79         $    9.77            $    9.99
Total return++                                                                  5.32%            (0.57)%              21.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $    5,113        $    2,058        $       1,782
Ratio of operating expenses to average net assets                               0.60%(a)          0.60%+(a)            0.40%(a)
Ratio of net investment income to average net assets                            4.99%             4.96%+               5.44%
Portfolio turnover rate                                                           30%               20%                  13%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        1.00%             1.13%+               1.08%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $     0.45        $     0.15        $        0.46

                                                                               PERIOD
                                                                               ENDED
Primary A Shares                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                       $   10.02
Net investment income                                                           0.48
Net realized and unrealized gain/(loss) on investments                         (1.37)
Net increase/(decrease) in net asset value from operations                     (0.89)
Dividends from net investment income                                           (0.48)
Total dividends and distributions                                              (0.48)
Net asset value, end of period                                             $    8.65
Total return++                                                                 (9.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $      400
Ratio of operating expenses to average net assets                               0.21%+(a)
Ratio of net investment income to average net assets                            5.48%+
Portfolio turnover rate                                                           14%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        1.12%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $     0.41


 * Nations South Carolina Municipal Bond Fund Primary A Shares commenced operations on December 27, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Tennessee Intermediate Municipal Bond Fund

                                                                 YEAR              PERIOD              YEAR
                                                                 ENDED              ENDED              ENDED
Primary A Shares                                               03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                           $   10.09          $   10.23          $    9.30
Net investment income                                               0.46               0.15               0.46
Net realized and unrealized gain/(loss) on investments             (0.01)             (0.14)              0.93
Net increase/(decrease) in net asset value from
  operations                                                        0.45               0.01               1.39
Distributions:
Dividends from net investment income                               (0.46)             (0.15)             (0.46)
Distributions in excess of net investment income                      --                 --                 --
Distributions from net realized capital gains                         --                 --                 --
Total dividends and distributions                                  (0.46)             (0.15)             (0.46)
Net asset value, end of period                                 $   10.08          $   10.09          $   10.23
Total return++                                                      4.54%              0.12%             15.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $       8,869      $       8,408      $       7,160
Ratio of operating expenses to average net assets                   0.50%              0.50%+             0.57%
Ratio of operating expenses to average net assets
  including interest expense                                                (a)            --                     (a)
Ratio of net investment income to average net assets                4.55%              4.51%+             4.65%
Portfolio turnover rate                                               28%                 3%                34%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.93%              1.02%+             0.92%
Net investment income per share without waivers and/or
  expense reimbursements                                   $        0.42      $        0.13      $        0.43

                                                                 YEAR              PERIOD
                                                                 ENDED              ENDED
Primary A Shares                                               11/30/94           11/30/93*
Operating performance:
Net asset value, beginning of period                           $   10.18          $   10.06
Net investment income                                               0.45               0.29
Net realized and unrealized gain/(loss) on investments             (0.87)              0.12
Net increase/(decrease) in net asset value from
  operations                                                       (0.42)              0.41
Distributions:
Dividends from net investment income                               (0.45)             (0.29)
Distributions in excess of net investment income                   (0.00)#               --
Distributions from net realized capital gains                      (0.01)                --
Total dividends and distributions                                  (0.46)             (0.29)
Net asset value, end of period                                 $    9.30          $   10.18
Total return++                                                     (4.24)%             4.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $       4,116      $       2,123
Ratio of operating expenses to average net assets                   0.52%              0.27%+
Ratio of operating expenses to average net assets
  including interest expense                                        0.53%                --
Ratio of net investment income to average net assets                4.56%              4.31%+
Portfolio turnover rate                                               41%                16%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.89%              0.94%+
Net investment income per share without waivers and/or
  expense reimbursements                                   $        0.41      $        0.24


 * Nations Tennessee Intermediate Municipal Bond Fund Primary A Shares commenced operations on April 13, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Tennessee Municipal Bond Fund

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
Primary A Shares                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.68          $    9.87          $    8.58
Net investment income                                                              0.48               0.16               0.52
Net realized and unrealized gain/(loss) on investments                             0.02              (0.19)              1.29
Net increase/(decrease) in net asset value from operations                         0.50              (0.03)              1.81
Dividends from net investment income                                              (0.48)             (0.16)             (0.52)
Total dividends and distributions                                                 (0.48)             (0.16)             (0.52)
Net asset value, end of period                                                $    9.70          $    9.68          $    9.87
Total return++                                                                     5.23%             (0.30)%            21.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       2,594      $         975      $         768
Ratio of operating expenses to average net assets                                  0.60%              0.60%+             0.40%
Ratio of operating expenses to average net assets including interest
  expense                                                                            --    (a)          0.61%+             --    (a)
Ratio of net investment income to average net assets                               4.91%              4.92%+             5.49%
Portfolio turnover rate                                                              31%                 2%                45%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           1.24%              1.47%+             1.27%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $        0.42      $        0.13      $        0.44

                                                                               PERIOD
                                                                                ENDED
Primary A Shares                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                        $    9.59
Net investment income                                                            0.39
Net realized and unrealized gain/(loss) on investments                          (1.01)
Net increase/(decrease) in net asset value from operations                      (0.62)
Dividends from net investment income                                            (0.39)
Total dividends and distributions                                               (0.39)
Net asset value, end of period                                              $    8.58
Total return++                                                                  (6.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       311
Ratio of operating expenses to average net assets                                0.21%+
Ratio of operating expenses to average net assets including interest
  expense                                                                          --      (a)
Ratio of net investment income to average net assets                             5.56%+
Portfolio turnover rate                                                            38%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         1.20%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $      0.32


 * Nations Tennessee Municipal Bond Fund Primary A Shares commenced operations on March 2, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Texas Intermediate Municipal Bond Fund

                                                                 YEAR             PERIOD             YEAR              YEAR
                                                                ENDED             ENDED             ENDED             ENDED
Primary A Shares                                               03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                         $   10.21        $   10.36         $    9.53         $   10.35
Net investment income                                             0.47             0.16              0.46              0.44
Net realized and unrealized gain/(loss) on investments           (0.03)           (0.15)             0.83             (0.79)
Net increase/(decrease) in net asset value from
  operations                                                      0.44             0.01              1.29             (0.35)
Distributions:
Dividends from net investment income                             (0.47)           (0.16)            (0.46)            (0.44)
Distributions in excess of net investment income                    --               --                --             (0.00)#
Distributions from net realized capital gains                       --               --                --             (0.03)
Total dividends and distributions                                (0.47)           (0.16)            (0.46)            (0.47)
Net asset value, end of period                               $   10.18        $   10.21         $   10.36         $    9.53
Total return++                                                    4.37%            0.05%            13.83%            (3.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $    24,764       $   27,176        $   26,382        $   24,066
Ratio of operating expenses to average net assets                 0.50%            0.50%+            0.57%             0.55%
Ratio of operating expenses to average net assets
  including interest expense                                        --               --                  (a)               (a)
Ratio of net investment income to average net assets              4.59%            4.52%+            4.62%             4.40%
Portfolio turnover rate                                             34%              11%               64%               61%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.84%            0.89%             0.83%             0.78%
Net investment income per share without waivers and/or
  expense reimbursements                                   $      0.43       $     0.15        $     0.44        $     0.42

                                                               PERIOD
                                                                ENDED
Primary A Shares                                              11/30/93*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income                                              0.41
Net realized and unrealized gain/(loss) on investments             0.35
Net increase/(decrease) in net asset value from
  operations                                                       0.76
Distributions:
Dividends from net investment income                              (0.41)
Distributions in excess of net investment income                     --
Distributions from net realized capital gains                        --
Total dividends and distributions                                 (0.41)
Net asset value, end of period                                $   10.35
Total return++                                                     7.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $     31,875
Ratio of operating expenses to average net assets                  0.44%+
Ratio of operating expenses to average net assets
  including interest expense                                         --
Ratio of net investment income to average net assets               4.43%+
Portfolio turnover rate                                              63%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                            0.82%+
Net investment income per share without waivers and/or
  expense reimbursements                                   $       0.38


 * Nations Texas Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 12, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Nations Texas Municipal Bond Fund

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
Primary A Shares                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.49          $    9.70          $    8.39
Net investment income                                                              0.48               0.16               0.50
Net realized and unrealized gain/(loss) on investments                            (0.01)             (0.21)              1.31
Net increase/(decrease) in net asset value from operations                         0.47              (0.05)              1.81
Dividends from net investment income                                              (0.48)             (0.16)             (0.50)
Total dividends and distributions                                                 (0.48)             (0.16)             (0.50)
Net asset value, end of period                                                $    9.48          $    9.49          $    9.70
Total return++                                                                     5.00%             (0.55)%            22.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       5,675      $       5,138      $       4,613
Ratio of operating expenses to average net assets                                  0.60%(a)           0.60%+             0.39%(a)
Ratio of net investment income to average net assets                               4.99%              4.92%+             5.45%
Portfolio turnover rate                                                              52%                 6%                50%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           1.03%              1.11%+             1.05%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $        0.44      $        0.14      $        0.44

                                                                               PERIOD
                                                                                ENDED
Primary A Shares                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                        $   10.01
Net investment income                                                            0.42
Net realized and unrealized gain/(loss) on investments                          (1.62)
Net increase/(decrease) in net asset value from operations                      (1.20)
Dividends from net investment income                                            (0.42)
Total dividends and distributions                                               (0.42)
Net asset value, end of period                                              $    8.39
Total return++                                                                 (12.21)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $     2,285
Ratio of operating expenses to average net assets                                0.22%+(a)
Ratio of net investment income to average net assets                             5.52%+
Portfolio turnover rate                                                           107%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         1.06%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $      0.35


 * Nations Texas Municipal Bond Fund Primary A Shares commenced operations on February 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Virginia Intermediate Municipal Bond Fund

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
Primary A Shares                                                 03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                           $   10.69        $   10.83        $    9.94         $   10.99
Net investment income                                               0.51             0.17             0.51              0.50
Net realized and unrealized gain/(loss) on investments             (0.10)           (0.14)            0.89             (0.96)
Net increase/(decrease) in net asset value from operations          0.41             0.03             1.40             (0.46)
Distributions:
Dividends from net investment income                               (0.51)           (0.17)           (0.51)            (0.50)
Distributions from net realized capital gains                         --               --            (0.00)#           (0.09)
Distributions in excess of net realized capital gains                 --               --               --             (0.00)#
Total dividends and distributions                                  (0.51)           (0.17)           (0.51)            (0.59)
Net asset value, end of period                                 $   10.59        $   10.69            10.83         $    9.94
Total return++                                                      3.92%            0.27%           14.39%            (4.35)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 148,701        $ 155,464        $ 157,252         $ 167,405
Ratio of operating expenses to average net assets                   0.50%(a)         0.50%+(a)        0.56%(a)          0.61%(a)
Ratio of net investment income to average net assets                4.79%            4.72%+           4.87%             4.76%
Portfolio turnover rate                                               20%               2%              22%               14%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.74%            0.76%+           0.74%             0.73%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.49        $    0.16        $    0.49         $    0.49

                                                                   YEAR
                                                                   ENDED
Primary A Shares                                                 11/30/93
Operating performance:
Net asset value, beginning of period                             $   10.59
Net investment income                                                 0.48
Net realized and unrealized gain/(loss) on investments                0.42
Net increase/(decrease) in net asset value from operations            0.90
Distributions:
Dividends from net investment income                                 (0.48)
Distributions from net realized capital gains                        (0.02)
Distributions in excess of net realized capital gains                   --
Total dividends and distributions                                    (0.50)
Net asset value, end of period                                   $   10.99
Total return++                                                        9.08%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $ 193,084
Ratio of operating expenses to average net assets                     0.57%
Ratio of net investment income to average net assets                  4.80%
Portfolio turnover rate                                                 26%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               0.69%
Net investment income per share without waivers and/or
  expense reimbursements                                         $    0.47



Nations Virginia Intermediate Municipal Bond Fund (cont.)


                                                                                        YEAR            YEAR            YEAR
                                                                                       ENDED           ENDED            ENDED
Primary A Shares                                                                      11/30/92        11/30/91        11/30/90
Operating performance:
Net asset value, beginning of period                                                $   10.34       $   10.14       $   10.08
Net investment income                                                                    0.54            0.58            0.61
Net realized and unrealized gain/(loss) on investments                                   0.29            0.21            0.11
Net increase/(decrease) in net asset value from operations                               0.83            0.79            0.72
Distributions:
Dividends from net investment income                                                    (0.54)          (0.58)          (0.66)
Distributions from net realized capital gains                                           (0.04)          (0.01)             --
Distributions in excess of net realized capital gains                                      --              --              --
Total dividends and distributions                                                       (0.58)          (0.59)          (0.66)
Net asset value, end of period                                                      $   10.59           10.34       $   10.14
Total return++                                                                           8.28%+++        8.04%+++        7.41%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $ 157,773       $ 119,757       $  75,962
Ratio of operating expenses to average net assets                                        0.56%           0.45%           0.26%
Ratio of net investment income to average net assets                                     5.17%           5.67%           6.09%
Portfolio turnover rate                                                                    13%             24%             19%
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                         0.68%           0.73%           0.80%
Net investment income per share without waivers and/or expense reimbursements       $    0.53       $    0.55       $    0.55

                                                                                       PERIOD
                                                                                        ENDED
Primary A Shares                                                                      11/30/89*
Operating performance:
Net asset value, beginning of period                                                $   10.00
Net investment income                                                                    0.12
Net realized and unrealized gain/(loss) on investments                                   0.03
Net increase/(decrease) in net asset value from operations                               0.15
Distributions:
Dividends from net investment income                                                    (0.07)
Distributions from net realized capital gains                                              --
Distributions in excess of net realized capital gains                                      --
Total dividends and distributions                                                       (0.07)
Net asset value, end of period                                                      $   10.08
Total return++                                                                           1.46%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  46,560
Ratio of operating expenses to average net assets                                        0.16%+
Ratio of net investment income to average net assets                                     6.09%+
Portfolio turnover rate                                                                    12%
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                         0.81%+
Net investment income per share without waivers and/or expense reimbursements       $    0.08


  * Nations Virginia Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 20, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Nations Virginia Municipal Bond Fund

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
Primary A Shares                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.38          $    9.62          $    8.29
Net investment income                                                              0.48               0.16               0.51
Net realized and unrealized gain/(loss) on investments                             0.02              (0.24)              1.33
Net increase/(decrease) in net asset value from operations                         0.50              (0.08)              1.84
Dividends from net investment income                                              (0.48)             (0.16)             (0.51)
Total dividends and distributions                                                 (0.48)             (0.16)             (0.51)
Net asset value, end of period                                                $    9.40          $    9.38          $    9.62
Total return++                                                                     5.44%             (0.84)%            22.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       5,726      $       3,296      $       3,527
Ratio of operating expenses to average net assets                                  0.60%              0.60%+             0.39%
Ratio of operating expenses to average net assets including interest
  expense                                                                                  (a)          0.61%+             (a)
Ratio of net investment income to average net assets                               5.10%              5.06%+             5.51%
Portfolio turnover rate                                                              37%                 8%                16%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.98%              1.07%+             1.04%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $        0.44      $        0.14      $        0.46

                                                                               PERIOD
                                                                               ENDED
Primary A Shares                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                       $   10.00
Net investment income                                                           0.45
Net realized and unrealized gain/(loss) on investments                         (1.71)
Net increase/(decrease) in net asset value from operations                     (1.26)
Dividends from net investment income                                           (0.45)
Total dividends and distributions                                              (0.45)
Net asset value, end of period                                             $    8.29
Total return++                                                                (12.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $      432
Ratio of operating expenses to average net assets                               0.21%+
Ratio of operating expenses to average net assets including interest
  expense                                                                         (a)
Ratio of net investment income to average net assets                            5.52%+
Portfolio turnover rate                                                           61%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        0.99%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $     0.38


 * Nations Virginia Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

Money Market Funds:

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

Nations Prime Fund: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Treasury Fund: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Nations Government Money Market Fund: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

Nations Tax Exempt Fund: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

Equity Funds:

Nations Value Fund: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


Nations Equity Income Fund: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


Nations International Equity Fund: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


Nations International Growth Fund: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


Nations Emerging Markets Fund: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

Nations Pacific Growth Fund: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

Nations Capital Growth Fund: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

Nations Emerging Growth Fund: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


Nations Small Company Growth Fund: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


Nations Disciplined Equity Fund: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Index Funds:



Nations Equity Index Fund: Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.



Nations Managed Index Fund: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.



Nations Managed SmallCap Index Fund: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


Nations Managed Value Index Fund: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.

Nations Managed SmallCap Value Index Fund: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

Balanced Fund:

Nations Balanced Assets Fund: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

Bond Funds:


Nations U.S. Government Bond Fund: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.


Nations Short-Intermediate Government Fund: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Government Securities Fund: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Nations Short-Term Income Fund: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

Nations Diversified Income Fund: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

Nations Strategic Fixed Income Fund: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

Nations Global Government Income Fund: Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

Nations Municipal Income Fund: The investment objective of Nations Municipal Income Fund is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Short-Term Municipal Income Fund: The investment objective of Nations Short-Term Municipal Income Fund is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

Nations Intermediate Municipal Bond Fund: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Florida Intermediate Municipal Bond Fund: Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Florida Municipal Bond Fund: Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Georgia Intermediate Municipal Bond Fund: Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Georgia Municipal Bond Fund: Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Maryland Intermediate Municipal Bond Fund: Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Maryland Municipal Bond Fund: Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations North Carolina Intermediate Municipal Bond Fund: Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations North Carolina Municipal Bond Fund: Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations South Carolina Intermediate Municipal Bond Fund: Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations South Carolina Municipal Bond Fund: Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Tennessee Intermediate Municipal Bond Fund: Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Tennessee Municipal Bond Fund: Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Texas Intermediate Municipal Bond Fund: Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moder-ate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Texas Municipal Bond Fund: Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Virginia Intermediate Municipal Bond Fund: Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

Nations Virginia Municipal Bond Fund: Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to as the "State Intermediate Municipal Bond Funds," and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund are sometimes collectively referred to as the "State Municipal Bond Funds".


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued

Money Market Funds:


Nations Prime Fund: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with



Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



Nations Treasury Fund: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



Nations Government Money Market Fund: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


Nations Tax Exempt Fund: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- e.g., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch"), or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations); rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."



The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."



The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."



Restraints on Investments by Money Market Funds: In order for the Money Market Funds to value their investments on the basis of amortized cost, (see "How The Funds Value Their Shares") investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of the acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.


Equity Funds:

Nations Value Fund: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Equity Income Fund: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index1 ("S&P 500 Index") with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:


(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").

(Bullet) are income producing;
(Bullet) appear undervalued relative to the S&P 500 Index on a risk adjusted basis; and
(Bullet) have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed-income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

Nations International Equity Fund: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts and real estate investment trust securities.


Nations International Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.



The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

The Fund also may invest in ADRs, GDRs, EDRs and ADSs.



Nations Emerging Markets Fund: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.


The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

Nations Pacific Growth Fund: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteris-tics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund may invest in ADRs, EDRs, GDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


Nations Capital Growth Fund: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and


(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following types of companies:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (i.e., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


Nations Emerging Growth Fund: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.



Nations Small Company Growth Fund: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World
Bank), and money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.


Nations Disciplined Equity Fund: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to pro-vide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (i.e. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (e.g. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.


General: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Equity Fund, Nations International Growth Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."



Index Funds:



Nations Equity Index Fund: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value. Subject to applicable law, the Fund will purchase stock of NationsBank Corporation to the extent of its proportional make-up of the S&P 500 Index.


The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

The correlation between the performance of Nations Equity Index Fund (before fees and expenses) and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government securities.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants.


Nations Managed Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.



The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event the Fund will invest at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

Nations Managed SmallCap Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index2 ("S&P 600 Index"). The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.



From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400-500 holdings that capture the investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



Nations Managed Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500/BARRA Value Index ("S&P/BARRA Value Index"). The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary

(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



Nations Managed SmallCap Value Index Fund: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index"). The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



About the Indexes: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these Funds' stocks are listed on either the New York, American or NASDAQ stock exchanges.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.



The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, the S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or

BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.



General: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the mid-point of the bid/ask spread and at a reduced commission rate.


For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Balanced Fund:

Nations Balanced Assets Fund: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant.


Bond Funds:



Nations U.S. Government Bond Fund: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.


Nations Short-Intermediate Government Fund: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Government Securities Fund: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to six years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Short-Term Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Diversified Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.


The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," and tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

Nations Strategic Fixed Income Fund: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be 10 years or less and under no circumstances will it exceed 15 years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend paying preferred and common stock.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Nations Global Government Income Fund: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.


The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than 15 years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. The Fund also may invest in money market instruments.


Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund: In pursuing their objectives, the Funds will invest at least 80% of their total net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax. To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.

Under normal market conditions, the average weighted maturity and duration of each of the Funds' portfolios are expected to be as follows: Nations Municipal Income Fund -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years; Nations Intermediate Municipal Bond
Fund -- average dollar-weighted maturity between three and 10 years and duration between five and six years; Nations Short-Term Municipal Income Fund -- average dollar-weighted maturity less than three years and duration between 1.25 and
2.75 years.

Municipal Securities will be rated investment grade at the time of purchase by at least one of the six NRSROs or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.



State Intermediate Municipal Bond Funds and State Municipal Bond Funds: Under normal market conditions, at least 80% of the total net assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in Municipal Securities. In addition, at least 80% of each Fund's total net assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities.


Under normal market conditions, the average dollar-weighted maturity and duration of each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds are expected to be as follows: State Intermediate Municipal Bond Funds -- average dollar-weighted maturity between three and 10 years and duration between five and six years; State Municipal Bond Funds -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years.

Each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes).

Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida imposes a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions are Made; Tax Information.") During normal mar-ket conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.

Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase.



General: Each of the Balanced and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in forward foreign exchange contracts. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.


Portfolio Turnover (Non-Money Market Funds): Generally, the Equity Funds, the Index Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, except for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, see "Financial Highlights." While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund will not exceed 25%. With respect to Nations International Growth Fund, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed 100%.



Risk Considerations: Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Funds' exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks of which investors should be aware.



Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The above risk considerations are also relevant to an investment in Nations International Growth Fund.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



Special Risk Considerations Relevant to an Investment in the Index Funds: The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.



The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.



Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


Investment Limitations: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations

Strategic Fixed Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:


     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


Also, as a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund, Nations International Growth Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an apprpriate investment in light of their current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown

Money Market Funds: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. Yield, effective yield and tax-equivalent yield figures are based on historical data and are not intended to indicate future performance. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Non-Money Market Funds: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may advertise the tax-equivalent yield of a class of shares. Total return, yield and tax-equivalent yield figures are based on historical data and are not intended to indicate future performance. The "total return" of a class of shares of a Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.
The "tax-equivalent yield" of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. This performance data represents past performance of the CTFs and is not necessarily indicative of the future performance of the CTFs or the Funds.



Average Annual Total Returns for the Periods Indicated through March 31, 1997



                                                                   Since
                                                                 Inception
                        One Year     Three Year    Five Year    (12/31/88)**

Enhanced Equity
  Index Common Trust
  Fund*                  19.98%        22.31%        16.08%        16.52%
S&P 500 Index            19.77%        22.28%        16.39%        16.28%
Lipper S&P 500
  Index Funds
  Average***             19.19%        21.73%        15.89%        15.66%



Annual Total Returns



                                   Enhanced                       Lipper
                                    Equity                        S&P 500
                                     Index                         Index
                                    Common           S&P           Funds
Year                              Trust Fund*     500 Index     Average***

1989                                 34.12%         31.55%         30.58%
1990                                 -1.52%         -3.15%         -3.57%
1991                                 31.72%         30.56%         29.65%
1992                                  5.52%          7.64%          7.12%
1993                                 10.47%          9.99%          9.52%
1994                                  0.69%          1.31%          0.90%
1995                                 37.66%         37.45%         36.82%
1996                                 23.62%         23.08%         22.30%



Average Annual Total Returns for the Periods Indicated through March 31, 1997



                                                             Since
                                                One        Inception
                                                Year       (10/1/95)

Enhanced Small Cap Equity Index Common
  Trust Fund*                                  11.76%        11.68%
S&P 600 Index                                  8.39%         9.83%

* The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.


** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.



*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.


Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by Gartmore plc, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of Gartmore plc who were responsible for managing those accounts and the portfolio managers of Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. This performance data represents past performance and is not necessarily indicative of the future performance of Gartmore or the Funds.

PACIFIC EX-JAPAN COMPOSITE

Average Annual Total Returns for the Periods Indicated through March 31, 1997*

                              One Year       Two Years     Three Years    Four Years

Pacific Ex-Japan Composite        3.95%          8.44%          7.79%         17.11%

Morgan Stanley Capital
 Int'l. Combined
 Far East
 (Ex-Japan)
 Free Indexl                     -2.44%          8.58%          7.08%         15.62%

Average Annual Total Returns for the Periods Indicated through March 31, 1997*

                                                                         Since
                                                                       Inception
                             Five Years    Six Years    Seven Years     (1/1/88)

Pacific Ex-Japan Composite       18.84%        18.08%        14.79%        20.42%
Morgan Stanley Capital
 Int'l. Combined
 Far East
 (Ex-Japan)
 Free Indexl                     16.69%        16.61%        15.77%        19.02%


Annual Total Returns*



                                                   Morgan Stanley
                                                       Capital
                                                    International
                                    Pacific       Combined Far East
                                   Ex-Japan          (Ex-Japan)
                                   Composite         Free Indexl
1988                                   11.9%              30.0%
1989                                  58.40%              32.1%
1990                                    0.0%              -6.5%
1991                                   22.1%              31.0%
1992                                   22.9%              21.8%
1993                                  110.0%             103.4%
1994                                  -13.9%             -17.5%
1995                                    4.0%               8.8%
1996                                   13.5               11.1



 * The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



l The Morgan Stanley Capital International Combined Far East (Ex-Japan) Free
  Index is a capitalization-weighted index that tracks 7 countries and represents only those securities that are available for investment by international investors; many issues are still restricted to domestic investors in certain Pacific Basin countries.



EMERGING MARKETS COMPOSITE



Average Annual Total Returns for the Periods Indicated through March 31, 1997*



                                                                          Four Years
                                                                            Since
                                                                          Inception
                              One Year       Two Years     Three Years      1/1/93
Emerging Markets Composite        16.2%          11.1%          -1.8%          10.2%
IFC Investables Indexl            11.4%          13.4%           3.1%         13.39%

Annual Total Returns*



                                    Emerging
                                    Markets         IFC Investables
                                   Composite             Indexl
1993                                    76.5%               79.6%
1994                                   -19.0%              -12.0%
1995                                   -11.3%               -8.5%
1996                                    13.0%                9.4%



 * The average annual total returns and annual total returns have been calculated since inception (1/1/93) and are net of fees. The fees for these accounts were 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



l The IFC Investables Index includes over 1,100 stocks representing 27 stock markets in developing countries, and reflects the accessibility of markets and individual stocks for foreign ownership.



GLOBAL GOVERNMENT BOND
EX-U.K. COMPOSITE
Average Annual Total Returns for the Periods Indicated through March 31, 1997*



                             One Year           Two Years          Three Years
Global Government Bond
 Ex-U.K.
 Composite**                     -1.2%                4.4%                6.1%
J.P. Morgan Global
 Government Bonds
 Indexl                           1.0%                3.9%                6.5%



Average Annual Total Returns for the Periods Indicated through March 31, 1997*



                                                                         Since
                                                                       Inception
                                Four Years          Five Years          10/1/90
Global Government Bond
 Ex-U.K. Composite**                  6.2%                8.4%            10.31%
J.P. Morgan Global
 Government Bonds Indexl              6.5%                7.9%             8.97%



Annual Total Returns*



                                     Global            J.P. Morgan
                                   Government            Global
                                  Bond Ex-U.K.         Government
                                   Composite          Bonds Indexl
1991                                    20.8%               16.0%
1992                                     4.8%                5.2%
1993                                    15.0%               11.6%
1994                                    -0.9%                1.5%
1995                                    22.8%               19.6%
1996                                     0.6%                3.5%



 * The average annual total returns and annual total returns have been calculated since inception (10/1/90) and are net of fees. The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



** The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.



l The J.P. Morgan Global Government Bonds Index is a capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East.



Set forth below is the average annual total return and annual total return for Nations International Equity Fund for the periods ending March 31, 1997:



NATIONS INTERNATIONAL
EQUITY FUND
Average Annual Total Returns for the Periods
Indicated through March 31, 1997



                                                                         Since
                                                                       Inception
                         One Year      Three Years     Five Years      on 12/2/91
Nations
 International
 Equity Fund                 1.32%           6.23%          8.24%           7.10%
Morgan Stanley
 Capital
 International EAFE
 Indexl                      1.46%           6.53%         10.57%           6.01%

Annual Total Returns



                                                      Morgan Stanley
                                       Nations            Capital
                                    International      International
                                     Equity Fund        EAFE Indexl
1992                                      -8.6%             -12.2%
1993                                     27.21%              32.6%
1994                                       2.6%               7.8%
1995                                       8.5%              11.2%
1996                                       8.5%               6.1%



l The Morgan Stanley Capital International EAFE Index represents an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Daily Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor B (formerly Investor N) and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.



Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore Global Partners or Boatmen's serves as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations International Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies, National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore Investment Management plc.



Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S Government Bond

Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds and Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; .50% of the average daily net assets of each of the Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Equity Index Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; 1.00% of the average daily net assets of Nations Small Company Growth Fund; .60% of the average daily net assets of each of the Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus
 .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund, Nations International Growth Fund and Nations Pacific Growth Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; and .70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .055% of Nations Prime Fund's, Nations Treasury Fund's, Nations Government Money Market Fund's and Nations Tax Exempt Fund's average daily net assets; .20% of Nations Equity Income Fund's average daily net assets; .10% of Nations Managed Index Fund's, Nations Managed SmallCap Index Fund's, Nations Managed Value Index Fund's, Nations Managed SmallCap Value Index Fund's, and Nations Equity Index Fund's average daily net assets; .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Small Company Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and .07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's, Nations Intermediate Municipal Bond Fund's, Nations Florida Municipal Bond Fund's, Nations Georgia Municipal Bond Fund's, Nations Maryland Municipal Bond Fund's, Nations North Carolina Municipal Bond Fund's, Nations South Carolina Municipal Bond Fund's, Nations Tennessee Municipal Bond Fund's, Nations Texas Municipal Bond Fund's, Nations Virginia Municipal Bond Fund's, Nations Florida Intermediate Municipal Bond Fund's, Nations Georgia Intermediate Municipal Bond Fund's, Nations Maryland Intermediate Municipal Bond Fund's, Nations North Carolina Intermediate Municipal Bond Fund's, Nations South Carolina Intermediate Municipal Bond Fund's, Nations Tennessee Intermediate Municipal Bond Fund's, Nations Texas Intermediate Municipal Bond Fund's and Nations Virginia Intermediate Municipal Bond Fund's average daily net assets.



For services provided pursuant to a sub-advisory agreement, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .70% of Nations International Equity Fund's average daily net assets; .85% of Nations Emerging Markets Fund's average daily net assets; .70% of Nations Pacific Growth Fund's average daily net assets


76

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and .54% of Nations Global Government Income Fund's average daily net assets.
For services provided and expenses assumed, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 40% of Nations International Growth Fund's average daily net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. As of the date of this Prospectus, the Board of Directors has approved, and recommended to shareholders that they approve, an increase in the fees to be paid by NBAI to Gartmore to .70% of the Nations International Growth Fund's average daily net assets. This increase will be implemented as soon as practicable following receipt of shareholder approval.



For services provided pursuant to a sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees at the rate of 0.15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or TradeStreet, Gartmore or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .14%, Nations Tax Exempt Fund -- .16%, Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Equity Index Fund -- .19%, Nations Managed Index Fund -- .06%, Nations Managed SmallCap Index Fund -- .00%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income
Fund -- .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .50%, Nations Municipal Income Fund -- .29%, Nations Short-Term Municipal Income Fund -- .06%, Nations Intermediate Municipal Bond Fund -- .19%, Nations Florida Intermediate Municipal Bond Fund -- .19%, Nations Georgia Intermediate Municipal Bond Fund -- .20%, Nations Maryland Intermediate Municipal Bond Fund -- .22%, Nations North Carolina Intermediate Municipal Bond Fund -- .18%, Nations South Carolina Intermediate Municipal Bond Fund -- .21%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond Fund -- .16%, Nations Virginia Intermediate Municipal Bond Fund -- .26%, Nations Florida Municipal Bond Fund -- .27%, Nations Georgia Municipal Bond Fund -- .15%, Nations Maryland Municipal Bond Fund -- .08%, Nations North Carolina Municipal Bond Fund -- .26%, Nations South Carolina Municipal Bond Fund -- .20%, Nations Tennessee Municipal Bond
Fund -- .03%, Nations Texas Municipal Bond Fund -- .17% and Nations Virginia Municipal Bond Fund -- .22%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16%, Nations Treasury Fund -- .16%, Nations Equity Income Fund -- .67%, Nations International Equity Fund -- .90% and Nations Government Securities Fund -- .50%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10%, Nations Pacific Growth Fund -- .90% and Nations Global Government Income Fund -- .70%.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Small Company Growth Fund (formerly the Pilot Small Capitalization Equity Fund) -- .75%, Nations International Growth Fund (formerly the Pilot U.S. Government Securities Fund) -- .40%. During the same period, after waivers, the Pilot Funds paid Kleinwort Benson Investment Management Americas Inc., under a previous sub-advisory agreement, sub-advisory fees at the rate of .32% of Nations International Growth Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Equity Index
Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Municipal Income Fund -- .07%, Nations Short-Term Municipal Income
Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Florida Intermediate Municipal Bond Fund -- .07%, Nations Georgia Intermediate Municipal Bond Fund -- .07%, Nations Maryland Intermediate Municipal Bond Fund -- .07%, Nations North Carolina Intermediate

Municipal Bond Fund -- .07%, Nations South Carolina Intermediate Municipal Bond Fund -- .07%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond Fund -- .07%, Nations Virginia Intermediate Municipal Bond Fund -- .07%, Nations Florida Municipal Bond Fund --
 .07%, Nations Georgia Municipal Bond Fund -- .07%, Nations Maryland Municipal Bond Fund -- .07%, Nations North Carolina Municipal Bond Fund -- .07%, Nations South Carolina Municipal Bond Fund -- .07%, Nations Tennessee Municipal Bond Fund -- .07%, Nations Texas Municipal Bond Fund -- .07%, Nations Virginia Municipal Bond Fund -- .07%, Nations Prime Fund -- .055%, Nations Treasury
Fund -- .055%, Nations Equity Income Fund -- .20% and Nations Government Securities Fund -- .15%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid Gartmore under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations Global Government Income Fund -- .54%, Nations International Equity
Fund -- .70%.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.

Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.


Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Jeffrey C. Moser, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He is also the Portfolio Manager for Nations Disciplined Equity Fund and has been since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.


Sharon M. Herrmann, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager of Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Eric S. Williams, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Stephen Watson is Principal Portfolio Manager of Nations International Equity Fund and has been the Portfolio Manager since February, 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Head of the International and Global Portfolio Team. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Montagu. Mr. Watson is a member of the Securities Institute.

Philip Ehrmann is Principal Portfolio Manager of Nations Emerging Markets Fund and is the Head of the Gartmore Emerging Markets Team. He has been the Portfolio Manager for the Fund since 1995. Prior to joining Nations Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Principal Portfolio Manager of Nations Pacific Growth Fund and has been the Portfolio Manager since the Fund's inception. She has been associated with Gartmore since 1990 as the London based manager on its Far East Team. Previously, Ms. Teoh managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.


Philip J. Sanders, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeadeau has been Portfolio Manager of the Funds since June 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an AB in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.



Julie L. Hale, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial

Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.


Mark Rimmer is Principal Portfolio Manager of the Nations Global Government Income Fund and has been the Portfolio Manager since the Fund's inception. He has been associated with Gartmore since 1990 as an International Fixed Income Fund Manager. Previously, Mr. Rimmer managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University with a degree in Economics.


Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.


Mark S. Ahnrud, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options trading for Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance from Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



Michele M. Poirier is a Director, Municipal Fixed Income Management for TradeStreet and is Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Prior to assuming her position with TradeStreet, she was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been

Port-
folio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Prior to assuming his position with TradeStreet, he was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.


Dawn Daggy-Mangerson is a Portfolio Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager of the Nations Short-Term Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Ms. Daggy-Mangerson has been Portfolio Manager of the Funds since April 1997. Prior to assuming her position with TradeStreet, she was a Portfolio Manager for Boatmen's Trust Company since 1995. Ms. Daggy-Mangerson has worked in the investment community since 1988. Her past experience also includes portfolio management and trading for Stein Roe Farnham, a large investment advisory firm. Ms. Daggy-Mangerson received a B.A. in Commerce and Finance from DePaul University.



Brad Pope is a Product Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Funds fixed income funds. Mr. Pope has been the portfolio manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization, in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.



The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



Other Service Providers: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the fol-
lowing Funds' average daily net assets: Nations Government Money Market
Fund -- .09%, Nations Tax Exempt Fund -- .09%, Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Equity Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government
Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10%, Nations Strategic Fixed Income Fund -- .10%, Nations Municipal Income Fund -- .09%, Nations Short-Term Municipal Income Fund -- .09%, Nations Intermediate Municipal Bond Fund -- .09%, Nations Florida Intermediate Municipal Bond Fund -- .09%, Nations Georgia Intermediate Municipal Bond Fund -- .09%, Nations Maryland Intermediate Municipal Bond Fund -- .09%, Nations North Carolina Intermediate Municipal Bond Fund -- .09%, Nations South Carolina Intermediate Municipal Bond Fund -- .09%, Nations Tennessee Intermediate Municipal Bond Fund -- .09%, Nations Texas Intermediate Municipal Bond
Fund -- .09%, Nations Virginia Intermediate Municipal Bond Fund -- .09%, Nations Florida Municipal Bond Fund -- .09%, Nations Georgia Municipal Bond
Fund -- .09%, Nations Maryland Municipal Bond Fund -- .09%, Nations North Carolina Municipal Bond Fund -- .09%, Nations South Carolina Municipal Bond
Fund -- .09%, Nations Tennessee Municipal Bond Fund -- .09%, Nations Texas Municipal Bond Fund -- .09%, and Nations Virginia Municipal Bond Fund -- .09%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09%, Nations Treasury Fund -- .09%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10% and Nations Government Securities
Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets
Fund -- .10%, Nations Pacific Growth Fund -- .10% and Nations Global Government Income Fund -- .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Funds.



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



Expenses: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios, Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



Nations Fund Trust: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B (formerly Investor N) Shares and Investor C Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


Nations Fund, Inc.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Nations Portfolios: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations

Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations
Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

Pending Legal Proceedings: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

About Your Investment

   How To Buy Shares


There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.



Primary A Shares of the Funds may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.


Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.


Effective Time of Purchases -- Money Market Funds: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution or investor placing the order, and any funds received will be returned promptly to the sending Institution or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary A Shares are purchased at the net asset value per share next deter-mined after receipt of the order by Stephens or by the Transfer Agent.


Effective Time of Purchases -- Non-Money Market Funds: Purchase orders for Primary A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institution or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) for execution on that Business Day.


With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days following receipt of the order.

Institutions are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a Customer has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the Customer may be obliged to redeem all or a part of his or her Primary A Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares

The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be ter-
minated or materially revised without notice under certain unusual circumstances.


The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


If you have telephone exchange privileges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the entity through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens or the Transfer Agent. Investors should consult their Institution, Stephens, or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

Dividends And Distributions

Money Market Funds: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.


Non-Money Market Funds: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. Dividends from net investment income are declared and paid each calendar quarter by all other Equity Funds, Index Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds, Index Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares in the Funds will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


Tax Information

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchanges and redemptions-in-kind). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.



Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consists of securities of foreign issuers, it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds

As regulated investment companies, each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. The policy of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida imposes a tax upon intangible personal property which may apply to shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund held by residents of that state. Florida has issued a Technical Assistance Advisement indicating that shares in such Funds will not be subject to Florida's intangibles tax, subject to certain requirements which the Funds intend to satisfy. See Nations Fund Trust's SAI for further details about state tax treatment relevant to shareholders of these Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

Asset-Backed Securities: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

Mortgage-backed securities: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the related SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


Non-mortgage asset-backed securities: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

Bank Instruments: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Funds (except Nations Tax Exempt Fund and Nations International Growth Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets. Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

Borrowings: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Funds may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

Commercial Instruments: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



Convertible Securities, Preferred Stock, and Warrants: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


Fixed Income Investing: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

Foreign Currency Transactions: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


Foreign Securities: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


Futures, Options and Other Derivative Instruments: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

Guaranteed Investment Contracts: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

Illiquid Securities: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with their investments objective and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

Interest Rate Transactions: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, i.e. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

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Lower-Rated Debt Securities: Certain of the Funds may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.



Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.



Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


Money Market Instruments: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

Municipal Securities: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that

Fund's income, capital, and liquidity may be adversely affected.

The fourth most populous state, Florida, rated "Aa" by Moody's and "AA" by both S&P and Fitch, has been and continues to be a leading tourist and retiree destination. Florida's growing population and manageable debt load are just two of the factors that will help Florida remain a solid investment. Led by the service, construction and trade sectors, job growth in Florida has rebounded from the lows of 1991-1992 and is projected to be almost double the national average for 1996. Tourism was back in 1995 after it had suffered in the prior two years due to hurricane Andrew and a rash of violent crimes involving foreign tourists.


Georgia's state government is enjoying very robust fiscal health as evidenced by the ratings given to General Obligation Bonds issued on April 1, 1997, which were rated by Moody's as "Aaa," "AA+ with a positive outlook" by Standard & Poors, and "AAA" by Fitch. The Federal Reserve Bank of Atlanta predicts that 1997 will be a very good year for Georgia in terms of economic growth. However, a comparison to economic performance for the state in 1996 will be somewhat distorted because of the estimated $3 billion boost to the state economy from the 1996 Summer Olympic Games. The Olympic Games served to value-add to the basic strength of the Georgia economy, which is expected to continue to flourish in the near term by the expansion of existing business and by the continued in-migration of new business from around the United States and from around the world.



Maryland is one of the wealthiest states in the U.S. and has been rated "Aa" by Moody's, and "AA" rating by S&P, despite the contraction of government and defense related industries. Maryland's economic base is highly diversified with a lower than average dependence on manufacturing. Slow growth in Maryland is expected to continue, as government cutbacks and downsizing reduce the employment opportunities within the state. Debt ratios are moderate and, with Maryland ranked sixth in per capita income, it's no surprise that income taxes and highway use taxes provide the vast majority of support for general obligation debt. As defense cutbacks continue, Maryland's dependence on income taxes could depress growth within the state below national levels.



North Carolina, rated "Aaa" by Moody's, and "AAA" by both S&P and Fitch, has benefited from an inflow of people as well as businesses. This is due in part to North Carolina's affordable housing, above-average growth in per capita income and below-average cost of doing business. North Carolina's textile industry has begun to give way to the high-tech and financial sectors, as evidenced by the title of "Banking Center of the South." Consequently, high wage job growth has been expanding at a pace greater than national averages and is expected to continue to do so for the foreseeable future.



The dominance of the manufacturing sector has been both a positive and a negative for South Carolina. On the positive side, the expansion of manufacturing, specifically autos and related parts, has lessened the impact of the naval base closure in Charleston and provided a much needed infusion of new jobs. On the negative side, the cyclical nature of South Carolina's manufacturing economy has kept per capita income below national and regional levels. That said, South Carolina's low debt burden, strong security arrangements and lack of credit extension have led to a "Aaa" rating by Moody's, "AAA" rating by S&P and a "AAA" rating by Fitch, for the state. Combine this with a conservative plan of finance, and South Carolina looks to be in a very strong financial position, despite its reliance on the manufacturing sector.


Tennessee's very low debt burden, nearly exclusive use of general obligation debt and conservative financial policies all combine to give the state of Tennessee a "Aaa" rating by Moody's, "AA+" rating by S&P, and a "AAA" rating by Fitch. Tennessee's economy remains in a developing mode, as the state continues to shift its growth in manufacturing output to autos (Tennessee ranks third in the nation in automobile production) and related products from textiles. Tennessee relies on sales tax revenues as a main source of funds. This could prove to be a limiting factor were it not for Tennessee's strong pattern of job growth and growing population.


Texas has proven its ability to adapt and rebound to a changing economic environment, both within the state and abroad. Texas has also historically taken a conservative approach to financial management, as is reflected in the state's "Aa" rating by Moody's, "AA" rating by S&P, and "AA+" rating by Fitch. Although Texas has consistently led the U.S. in employment growth, unemployment in Texas is above the national average. This is due, in part, to the heavy migration into the state (in 1994 Texas replaced New York as the second most populous state). The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for future growth, such as knowledge-based services and manufacturing.



The state of Virginia has earned its "Aa2" rating by Moody's and "AA" rating by S&P and Fitch, by having a low relative tax rate, high per capita income and strong growth in service sector jobs. A very high share of Virginia's population is college educated, so it's no surprise that Virginia has the highest per capita income of any of the southern states. Virginia has experienced strong growth in the labor force and benefits from a low unemployment rate. Although it has a large exposure to defense and related industries, Virginia's prudent financial management and low debt burden should help to insulate it from any government cutbacks in those areas.

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.


Other Investment Companies: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.


Real Estate Investment Trusts: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


Repurchase Agreements: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



Securities Lending: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.



Short-Term Trust Obligations: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


Stock Index, Interest Rate and Currency Futures Contracts: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. Government Obligations: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable- and Floating-Rate Instruments: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Funds may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued, Delayed Delivery and Forward Commitment Securities: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteris-tics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term rat-ings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- When issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

Prospectus


                                    PRIMARY A SHARES
                                      AUGUST 1, 1997


MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund

EQUITY FUNDS

Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund



INDEX FUNDS


Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value
  Index Fund

BALANCED FUND
Nations Balanced Assets Fund

BOND FUNDS

Nations U.S. Government Bond Fund
Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government Income
  Fund



INVESTMENT ADVISER: NationsBanc Advisors, Inc.
INVESTMENT SUB-ADVISER: TradeStreet Investment Associates, Inc.
INVESTMENT SUB-ADVISER: Gartmore Global Partners
INVESTMENT SUB-ADVISER: Boatmen's Capital Management, Inc.
DISTRIBUTOR: Stephens Inc.


  TR-96128-897
                                    (Nations Fund logo appears here)

Prospectus


                                    PRIMARY A SHARES
                                      AUGUST 1, 1997



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc., and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary A Shares.


NATIONS PRIME FUND, NATIONS TREASURY FUND AND
NATIONS GOVERNMENT MONEY MARKET FUND (THE "MONEY
MARKET FUNDS") SEEK TO MAINTAIN A NET ASSET VALUE OF
$1.00 PER SHARE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.


This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Portfolios is contained in separate Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission
(the "SEC") and are available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAIs for Nations Fund Trust, Nations Fund, Inc. and
Nations Portfolios, each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to certain of the Funds, Gartmore Global Partners ("Gartmore") is investment sub-adviser to certain other Funds, and Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government Bond Fund. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore and/or Boatmen's as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                      MONEY MARKET FUNDS:
                                      Nations Prime Fund
                                      Nations Treasury Fund
                                      Nations Government Money Market Fund

                                      EQUITY FUNDS:
                                      Nations Value Fund
                                      Nations Equity Income Fund
                                      Nations Emerging Markets Fund
                                      Nations Pacific Growth Fund
                                      Nations International Equity Fund

                                      Nations International Growth Fund

                                      Nations Capital Growth Fund

                                      Nations Emerging Growth Fund


                                      Nations Small Company Growth Fund

                                      Nations Disciplined Equity Fund


                                      INDEX FUNDS:

                                      Nations Equity Index Fund

                                      Nations Managed Index Fund


                                      Nations Managed SmallCap Index Fund


                                      Nations Managed Value Index Fund


                                      Nations Managed SmallCap Value
                                        Index Fund


                                      BALANCED FUND:
                                      Nations Balanced Assets Fund

                                      BOND FUNDS:

                                      Nations U.S. Government Bond Fund

                                      Nations Short-Intermediate Government Fund
                                      Nations Government Securities Fund
                                      Nations Short-Term Income Fund
                                      Nations Diversified Income Fund
                                      Nations Strategic Fixed Income Fund
                                      Nations Global Government Income Fund


                                                    For Fund information call:
                                                    1-800-765-2668
                                                    Nations Funds
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                   (Nations Fund Logo appears
                                                        here)
  TR-96128-897

                            Table  Of  Contents

                            Prospectus Summary                                 3
About The                   Expenses Summary                                   6
  Funds                     Financial Highlights                               9
                            Objectives                                        32
                            How Objectives Are Pursued                        34
                            How Performance Is Shown                          51
                            How The Funds Are Managed                         54
                            Organization And History                          60





About Your                  How To Buy Shares                                 62
Investment                  How To Redeem Shares                              63
                            How To Exchange Shares                            64
                            How The Funds Value Their Shares                  64
                            How Dividends And Distributions Are Made;
                            Tax Information                                   65
                            Appendix A -- Portfolio Securities                66
                            Appendix B -- Description Of Ratings              75




                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

(Bullet) MONEY MARKET FUNDS:

    (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

    (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

(Bullet) EQUITY FUNDS:

    (Bullet) Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

    (Bullet) Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

    (Bullet) Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


    (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


    (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

    (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

    (Bullet) Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


    (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.



    (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


    (Bullet) Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


(Bullet) INDEX FUNDS:


    (Bullet) Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.

     (Bullet) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.



     (Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.



     (Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



     (Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


(Bullet) BALANCED FUND:

    (Bullet) Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

(Bullet) BOND FUNDS:


    (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.


    (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (Bullet) Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (Bullet) Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

    (Bullet) Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

    (Bullet) Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

    (Bullet) Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds, Gartmore Global Partners provides sub-advisory services to certain other Funds and Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds, Index Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index (as defined below) and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."



         Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."



(Bullet) MINIMUM PURCHASE: $250,000 minimum initial investment per record holder. See "How to Buy Shares".

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES

                                                                                          Nations Prime       Nations
SHAREHOLDER TRANSACTION EXPENSES                                                              Fund         Treasury Fund

Sales Load Imposed on Purchases                                                               None             None
Deferred Sales Load                                                                           None             None

                                                                                             Nations
                                                                                           Government
                                                                                          Money Market
SHAREHOLDER TRANSACTION EXPENSES                                                              Fund
Sales Load Imposed on Purchases                                                               None
Deferred Sales Load                                                                           None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                                                        .16%             .16%
All Other Expenses                                                                            .14%             .14%
Total Operating Expenses (After Fee Waivers)(1)                                               .30%             .30%

Management Fees (After Fee Waivers)(1)                                                        .14%
All Other Expenses                                                                            .16%
Total Operating Expenses (After Fee Waivers)(1)                                               .30%



(1) See page 8 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND EQUITY/PRIMARY A SHARES


                                                                        Nations                                         Nations
                                                        Nations          Equity         Nations         Nations         Emerging
                                                         Value           Income      International   International      Markets
SHAREHOLDER TRANSACTION EXPENSES                          Fund            Fund        Equity Fund     Growth Fund         Fund

Sales Load Imposed on Purchases                           None            None            None            None            None
Deferred Sales Load                                       None            None            None            None            None

                                                        Nations
                                                        Pacific
                                                         Growth
SHAREHOLDER TRANSACTION EXPENSES                          Fund
Sales Load Imposed on Purchases                           None
Deferred Sales Load                                       None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                           .75%            .67%            .90%            .90%           1.10%
All Other Expenses                                        .19%            .22%            .26%            .22%            .64%
Total Operating Expenses                                  .94%            .89%           1.16%           1.12%           1.74%

Management Fees                                           .90%
All Other Expenses                                        .52%
Total Operating Expenses                                 1.42%

NATIONS FUND EQUITY FUNDS PRIMARY A SHARES


                                                                                 Nations          Nations
                                                                                 Capital         Emerging          Nations
                                                                                 Growth           Growth        Small Company
SHAREHOLDER TRANSACTION EXPENSES                                                  Fund             Fund          Growth Fund

Sales Load Imposed on Purchases                                                   None             None             None
Deferred Sales Load                                                               None             None             None

                                                                                 Nations
                                                                               Disciplined
                                                                                 Equity
SHAREHOLDER TRANSACTION EXPENSES                                                  Fund
Sales Load Imposed on Purchases
Deferred Sales Load                                                               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                                            .75%             .75%             .75%
All Other Expenses                                                                .21%             .23%             .20%
Total Operating Expenses (After Fee Waivers)(1)                                   .96%             .98%             .95%

Management Fees (After Fee Waivers)(1)                                            .75%
All Other Expenses                                                                .25%
Total Operating Expenses (After Fee Waivers)(1)                                   1.00%



(1) See page 8 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND INDEX/BALANCED FUNDS PRIMARY A SHARES


                                                           Nations                         Nations         Nations
                                                            Equity         Nations         Managed         Managed
                                                            Index          Managed         SmallCap      Value Index
SHAREHOLDER TRANSACTION EXPENSES                             Fund         Index Fund      Index Fund         Fund

Sales Load Imposed on Purchases                              None            None            None            None
Deferred Sales Load                                          None            None            None            None

                                                           Nations
                                                           Managed         Nations
                                                          Small Cap        Balanced
                                                         Value Index        Assets
SHAREHOLDER TRANSACTION EXPENSES                             Fund            Fund
Sales Load Imposed on Purchases                              None            None
Deferred Sales Load                                          None            None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                       .20%            .30%            .30%            .30%
All Other Expenses                                           .15%            .20%            .20%            .20%
Total Operating Expenses (After Fee Waivers)(1)              .35%            .50%            .50%            .50%

Management Fees (After Fee Waivers)(1)                       .30%            .75%
All Other Expenses                                           .20%            .25%
Total Operating Expenses (After Fee Waivers)(1)              .50%           1.00%



(1) See page 8 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.


NATIONS FUND BOND FUNDS PRIMARY A SHARES

                                                                Nations
                                                 Nations        Short-         Nations        Nations        Nations
                                                  U.S.       Intermediate    Government     Short-Term     Diversified
SHAREHOLDER TRANSACTION                        Government     Government     Securities       Income         Income
  EXPENSES                                      Bond Fund        Fund           Fund           Fund           Fund

Sales Load Imposed on Purchases                   None           None           None           None           None
Deferred Sales Load                               None           None           None           None           None

                                                 Nations        Nations
                                                Strategic       Global
                                                  Fixed       Government
SHAREHOLDER TRANSACTION                          Income         Income
  EXPENSES                                        Fund           Fund
Sales Load Imposed on Purchases                   None           None
Deferred Sales Load                               None           None


ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average
net assets)

Management Fees (After Fee Waivers)(1)            .40%           .40%           .50%           .30%           .50%
All Other Expenses                                .20%           .22%           .30%           .25%           .25%
Total Operating Expenses (After Fee
  Waivers)(1)                                     .60%           .62%           .80%           .55%           .75%

Management Fees (After Fee Waivers)(1)            .50%           .70%
All Other Expenses                                .20%           .56%
Total Operating Expenses (After Fee
  Waivers)(1)                                     .70%           1.26%



(1) See page 8 for a discussion of the actual expenses absent such fee waivers.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                     Nations
                                                   Government                      Nations                       Nations
                       Nations        Nations         Money         Nations        Equity         Nations     International
                        Prime        Treasury        Market          Value         Income      International     Equity
                        Fund           Fund           Fund           Fund           Fund        Growth Fund       Fund

1 Year                   $ 3            $ 3            $ 3           $ 10           $  9           $ 11           $ 12
3 Years                  $10            $10            $10           $ 30           $ 28           $ 36           $ 37
5 Years                  $17            $17            $17           $ 52           $ 49           $ 62           $ 64
10 Years                 $38            $38            $38           $115           $110           $136           $141


                                      Nations
                       Nations        Pacific
                      Emerging        Growth
                    Markets Fund       Fund
1 Year                  $ 18           $ 14
3 Years                 $ 55           $ 45
5 Years                 $ 94           $ 78
10 Years                $205           $170


                                                                                                  Nations
                       Nations        Nations                       Nations        Nations        Managed
                       Capital       Emerging        Nations        Managed        Managed       SmallCap        Nations
                       Growth         Growth         Managed       SmallCap         Value          Value      Small Company
                        Fund           Fund        Index Fund     Index Fund     Index Fund     Index Fund     Growth Fund

1 Year                  $ 10           $ 10            $ 5            $ 5            $ 5            $ 5           $ 10
3 Years                 $ 31           $ 31            $16            $16            $16            $16           $ 30
5 Years                 $ 53           $ 54            $28            $28            N/A            N/A           $ 53
10 Years                $118           $120            $63            $63            N/A            N/A           $117


                       Nations        Nations
                     Disciplined      Equity
                       Equity          Index
                        Fund           Fund
1 Year                  $ 10            $ 4
3 Years                 $ 32            $11
5 Years                 $ 55            $20
10 Years                $122            $44


                                                     Nations                                                     Nations
                       Nations        Nations        Short-         Nations        Nations        Nations       Strategic
                      Balanced         U.S.       Intermediate    Government     Short-Term     Diversified       Fixed
                       Assets       Government     Government     Securities       Income         Income         Income
                        Fund         Bond Fund        Fund           Fund           Fund           Fund           Fund

1 Year                  $ 10            $ 6            $ 6            $ 8            $ 6            $ 8            $ 7
3 Years                 $ 32            $19            $20            $26            $18            $24            $22
5 Years                 $ 55            $33            $35            $44            $31            $42            $39
10 Years                $122            $75            $77            $99            $69            $93            $87

                       Nations
                       Global
                     Government
                       Income
                        Fund
1 Year                  $ 13
3 Years                 $ 40
5 Years                 $ 69
10 Years                $152



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, which expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Prime
Fund -- .20% and .34%, respectively; Nations Treasury Fund -- .20% and .34%, respectively; Nations Government Money Market Fund -- .40% and .56%, respectively; Nations Small Company Growth Fund -- 1.00% and 1.20%, respectively; Nations Equity Index Fund -- .50% and .65%, respectively; Nations Managed Index Fund -- .50% and .70%, respectively; Nations Managed SmallCap Index Fund -- .50% and .70%, respectively; Nations Managed Value Index
Fund -- .50% and .70%, respectively; Nations Managed SmallCap Value Index
Fund -- .50% and .70%, respectively; Nations U.S. Government Bond Fund -- .60% and .80%, respectively; Nations Short-Intermediate Government Fund -- .60% and
 .82%, respectively; Nations Government Securities Fund -- .64% and .94%, respectively; Nations Short-Term Income Fund -- .60% and .85%, respectively; Nations Diversified Income Fund -- .60% and .85%, respectively; and Nations Strategic Fixed Income Fund -- .60% and .80%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust, Nations Fund Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below because neither Fund had yet commenced operations during the period indicated below.



Information for Primary A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the audited financial statements dated May 16, 1997 for the Pilot Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor funds to Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, respectively. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the SAI, which is available upon request.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS PRIME FUND


                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 03/31/97        03/31/96(a)       05/31/95          5/31/94
Operating performance:
Net asset value, beginning of period                           $      1.00      $      1.00      $      1.00      $      1.00
Net investment income                                               0.0520           0.0468           0.0519           0.0318
Dividends from net investment income                               (0.0520)         (0.0468)         (0.0519)         (0.0318)
Total dividends and distributions                                  (0.0520)         (0.0468)         (0.0519)         (0.0318)
Net asset value, end of period                                 $      1.00      $      1.00      $      1.00      $      1.00
Total return++                                                        5.34%            4.79%            5.32%            3.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 2,533,688      $ 2,472,469      $ 2,873,096      $ 2,883,762
Ratio of operating expenses to average net assets                     0.30%            0.30%+           0.30%            0.30%
Ratio of net investment income to average net assets                  5.21%            5.62%+           5.23%            3.20%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               0.35%            0.37%+           0.38%            0.37%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.0516      $    0.0463      $    0.0511      $    0.0311

                                                                   YEAR
                                                                   ENDED
PRIMARY A SHARES                                                  5/31/93
Operating performance:
Net asset value, beginning of period                           $      1.00
Net investment income                                               0.0328
Dividends from net investment income                               (0.0328)
Total dividends and distributions                                  (0.0328)
Net asset value, end of period                                 $      1.00
Total return++                                                        3.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 1,156,266
Ratio of operating expenses to average net assets                     0.30%
Ratio of net investment income to average net assets                  3.25%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.0322


NATIONS PRIME FUND (CONT.)

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                   5/31/92          5/31/91          5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period            $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
Net investment income                              0.0506           0.0749           0.0855           0.0839           0.0675
Dividends from net investment income              (0.0506)         (0.0749)         (0.0855)         (0.0839)         (0.0675)
Total dividends and distributions                 (0.0506)         (0.0749)         (0.0855)         (0.0839)         (0.0675)
Net asset value, end of period                  $    1.00        $    1.00        $    1.00        $    1.00        $    1.00
Total return++                                       5.19%+++         7.75%+++         8.88%+++         8.71%+++         6.94%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 500,476        $ 574,993        $ 433,298        $ 115,295        $ 264,063
Ratio of operating expenses to average net
  assets                                             0.30%            0.30%            0.32%            0.35%            0.36%
Ratio of net investment income to average net
  assets                                             5.03%            7.47%            8.43%            8.11%            6.73%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.42%            0.44%            0.50%+++         0.55%+++         0.56%+++
Net investment income per share without
  waivers and/or expense reimbursements         $  0.0494        $  0.0735        $  0.0731+++     $  0.0819+++     $  0.0655+++

                                                   PERIOD
                                                    ENDED
PRIMARY A SHARES                                  5/31/87*
Operating performance:
Net asset value, beginning of period            $    1.00
Net investment income                              0.0277
Dividends from net investment income              (0.0277)
Total dividends and distributions                 (0.0277)
Net asset value, end of period                  $    1.00
Total return++                                       2.79%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 252,562
Ratio of operating expenses to average net
  assets                                             0.35%+
Ratio of net investment income to average net
  assets                                             5.99%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.65%+/+++
Net investment income per share without
  waivers and/or expense reimbursements         $  0.0247+++


  * Nations Prime Fund Primary A Shares commenced operations on December 15,
    1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND*


                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 03/31/97        03/31/96(a)       05/31/95          5/31/94
Operating performance:
Net asset value, beginning of period                           $      1.00      $      1.00      $      1.00      $      1.00
Net investment income                                               0.0509           0.0458           0.0494           0.0297
Dividends from net investment income                               (0.0509)         (0.0458)         (0.0494)         (0.0297)
Distribution from net realized capital gains                            --          (0.0000)#        (0.0000)#             --
Total dividends and distributions                                  (0.0509)         (0.0458)         (0.0494)         (0.0297)
Net asset value, end of period                                 $      1.00      $      1.00      $      1.00      $      1.00
Total return++                                                        5.22%            4.67%            5.05%            2.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 1,345,585      $   821,030      $ 2,896,868      $ 2,679,992
Ratio of operating expenses to average net assets                     0.30%            0.30%+           0.30%            0.30%
Ratio of net investment income to average net assets                  5.09%            5.52%+           4.99%            2.97%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               0.35%            0.37%+           0.35%            0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.0504      $    0.0453      $    0.0489      $    0.0292

                                                                   YEAR
                                                                   ENDED
PRIMARY A SHARES                                                  5/31/93
Operating performance:
Net asset value, beginning of period                           $      1.00
Net investment income                                               0.0307
Dividends from net investment income                               (0.0307)
Distribution from net realized capital gains                            --
Total dividends and distributions                                  (0.0307)
Net asset value, end of period                                 $      1.00
Total return++                                                        3.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 2,956,796
Ratio of operating expenses to average net assets                     0.30%
Ratio of net investment income to average net assets                  3.02%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.0302


NATIONS TREASURY FUND (CONT.)

                                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                   5/31/92          5/31/91          5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period            $     1.00       $    1.00        $    1.00        $    1.00        $    1.00
Net investment income                               0.0483          0.0721           0.0829           0.0802           0.0630
Dividends from net investment income               (0.0483)        (0.0721)         (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital gains           --              --               --               --               --
Total dividends and distributions                  (0.0483)        (0.0721)         (0.0829)         (0.0802)         (0.0630)
Net asset value, end of period                  $     1.00       $    1.00        $    1.00        $    1.00        $    1.00
Total return++                                        4.95%+++        7.46%+++         8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $1,094,741       $ 955,186        $ 392,843        $  90,946        $ 111,414
Ratio of operating expenses to average net
  assets                                              0.29%           0.25%            0.25%            0.39%            0.38%
Ratio of net investment income to average net
  assets                                              4.82%           7.04%            8.18%            7.93%            6.31%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      0.42%           0.43%            0.59%+++         0.58%++++        0.65%+++
Net investment income per share without
  waivers and/or expense reimbursements         $   0.0470       $  0.0703        $  0.0693+++     $  0.0783+++     $  0.0603+++

                                                   PERIOD
                                                    ENDED
PRIMARY A SHARES                                  5/31/87*
Operating performance:
Net asset value, beginning of period            $    1.00
Net investment income                              0.0262
Dividends from net investment income              (0.0262)
Distributions from net realized capital gains          --
Total dividends and distributions                 (0.0262)
Net asset value, end of period                  $    1.00
Total return++                                       2.64%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $  66,221
Ratio of operating expenses to average net
  assets                                             0.35%+
Ratio of net investment income to average net
  assets                                             5.68%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.75%+/+++
Net investment income per share without
  waivers and/or expense reimbursements         $  0.0222+++


  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.0001.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                  YEAR            PERIOD            YEAR             YEAR             YEAR             YEAR
                                  ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                03/31/97        03/31/96(a)       11/30/95         11/30/94         11/30/93         11/30/92
Net asset value, beginning
  of period                    $    1.00        $    1.00        $    1.00        $    1.00        $    1.00       $    1.00
Net investment income             0.0503           0.0173           0.0558           0.0375           0.0294          0.0358
Distributions:
Dividends from net
  investment income              (0.0503)         (0.0173)         (0.0558)         (0.0375)         (0.0294)        (0.0358)
Distributions from net
  realized capital gains              --               --               --          (0.0000)#             --              --
Total dividends and
  distributions                  (0.0503)         (0.0173)         (0.0558)         (0.0375)         (0.0294)        (0.0358)
Net asset value, end of
  period                       $    1.00        $    1.00        $    1.00        $    1.00        $    1.00       $    1.00
Total return++                      5.18%            1.74%            5.72%            3.84%            2.96%           3.63%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                   $ 299,394        $ 336,771        $ 332,895        $ 432,729        $ 475,180       $ 414,412
Ratio of operating expenses
  to average net assets             0.30%            0.30%+           0.30%            0.30%            0.30%           0.42%
Ratio of net investment
  income to average net
  assets                            5.03%            5.20%+           5.58%            3.79%            2.91%           3.55%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements            0.57%            0.59%+           0.57%            0.59%            0.56%           0.58%
Net investment income per
  share without waivers
  and/or expense
  reimbursements               $  0.0476        $  0.0163        $  0.0531        $  0.0347        $  0.0269       $  0.0341

                                 PERIOD
                                  ENDED
PRIMARY A SHARES                11/30/91*
Net asset value, beginning
  of period                   $    1.00
Net investment income            0.0571
Distributions:
Dividends from net
  investment income             (0.0571)
Distributions from net
  realized capital gains             --
Total dividends and
  distributions                 (0.0571)
Net asset value, end of
  period                      $    1.00
Total return++                     5.87%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                  $ 333,979
Ratio of operating expenses
  to average net assets            0.43%+
Ratio of net investment
  income to average net
  assets                           5.49%+
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements           0.62%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements              $  0.0551


  * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.
  + Annualized.
 ++ Total return represents aggregate return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.0001 per shares.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                                                YEAR            PERIOD            YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                              03/31/97        03/31/96(a)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                        $    16.60       $    16.21        $   12.98        $   13.74
Net investment income                                             0.26             0.07             0.27             0.24
Net realized and unrealized gain/(loss) on investments            2.69             1.06             3.91            (0.23)
Net increase/(decrease) in net asset value from
  operations                                                      2.95             1.13             4.18             0.01
Distributions:
Dividends from net investment income                             (0.26)           (0.12)           (0.28)           (0.23)
Distributions from net realized capital gains                    (1.42)           (0.62)           (0.67)           (0.54)
Total dividends and distributions                                (1.68)           (0.74)           (0.95)           (0.77)
Net asset value, end of period                              $    17.87       $    16.60        $   16.21        $   12.98
Total return++                                                   18.07%            7.20%           34.53%           (0.08)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $1,200,853       $  998,957        $ 956,669        $ 799,743
Ratio of operating expenses to average net assets                 0.97%(c)         0.96%+           0.94%            0.93%
Ratio of net investment income to average net assets              1.51%            1.30%+           1.90%            1.85%
Portfolio turnover rate                                             47%              12%              63%              75%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.97%(c)         0.96%+           0.94%            0.93%
Net investment income per share without waivers and/or
  expense reimbursements                                    $     0.26(c)    $     0.07        $    0.27        $    0.24
Average commission rate paid (b)                            $   0.0649       $   0.0648              N/A              N/A

                                                                YEAR
                                                                ENDED
PRIMARY A SHARES                                              11/30/93
Operating performance:
Net asset value, beginning of period                          $   12.45
Net investment income                                              0.24
Net realized and unrealized gain/(loss) on investments             1.38
Net increase/(decrease) in net asset value from
  operations                                                       1.62
Distributions:
Dividends from net investment income                              (0.24)
Distributions from net realized capital gains                     (0.09)
Total dividends and distributions                                 (0.33)
Net asset value, end of period                                $   13.74
Total return++                                                    13.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $ 707,185
Ratio of operating expenses to average net assets                  0.96
Ratio of net investment income to average net assets               1.98%
Portfolio turnover rate                                              64%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                            0.97%
Net investment income per share without waivers and/or
  expense reimbursements                                      $    0.24
Average commission rate paid (b)                                    N/A


NATIONS VALUE FUND (CONT.)

                                                                                  YEAR              YEAR              YEAR
                                                                                  ENDED            ENDED             ENDED
PRIMARY A SHARES                                                                11/30/92          11/30/91          11/30/90
Operating performance:
Net asset value, beginning of period                                          $   11.16        $    9.71         $   10.04
Net investment income                                                              0.28             0.34              0.35
Net realized and unrealized gain/(loss) on investments                             1.57             1.47             (0.36)
Net increase/(decrease) in net asset from value operations                         1.85             1.81             (0.01)
Distributions:
Dividends from net investment income                                              (0.27)           (0.36)            (0.32)
Distributions from net realized capital gains                                     (0.29)              --                --
Total dividends and distributions                                                 (0.56)           (0.36)            (0.32)
Net asset value, end of period                                                $   12.45        $   11.16         $    9.71
Total return++                                                                    17.00%+++        18.79%+++         (0.16)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $ 282,138        $  82,360         $  19,769
Ratio of operating expenses to average net assets                                  0.90%            0.53%             0.21%
Ratio of net investment income to average net assets                               2.31%            3.33%             4.19%
Portfolio turnover rate                                                              60%              51%               24%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.97%            0.99%             1.11%
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.27        $    0.30         $    0.26
Average commission rate paid (b)                                                    N/A              N/A               N/A

                                                                                  PERIOD
                                                                                   ENDED
PRIMARY A SHARES                                                                11/30/89*#
Operating performance:
Net asset value, beginning of period                                           $   10.00
Net investment income                                                               0.08
Net realized and unrealized gain/(loss) on investments                             (0.04)
Net increase/(decrease) in net asset from value operations                          0.04
Distributions:
Dividends from net investment income                                                  --
Distributions from net realized capital gains                                         --
Total dividends and distributions                                                     --
Net asset value, end of period                                                 $   10.04
Total return++                                                                      0.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $   5,161
Ratio of operating expenses to average net assets                                   0.49%+
Ratio of net investment income to average net assets                                4.41%+
Portfolio turnover rate                                                               --
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            1.41%+
Net investment income per share without waivers and/or expense
  reimbursements                                                               $    0.06
Average commission rate paid (b)                                                     N/A

  * Nations Value Fund Primary A Shares commenced operations on September 19, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                               YEAR           PERIOD           YEAR            YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
PRIMARY A SHARES                             03/31/97      03/31/96(a)       05/31/95        5/31/94         5/31/93
Operating performance:
Net asset value, beginning of period       $    13.14      $    11.81      $    11.43      $    12.06      $    11.41
Net investment income                            0.43            0.30            0.42            0.38            0.37
Net realized and unrealized gain on
  investments                                    1.55            1.77            1.11            0.22            1.08
Net increase in net asset value from
  operations                                     1.98            2.07            1.53            0.60            1.45
Distributions:
Dividends from net investment income            (0.41)          (0.37)          (0.42)          (0.42)          (0.35)
Distributions from net realized capital
  gains                                         (2.41)          (0.37)          (0.73)          (0.81)          (0.45)
Total dividends and distributions               (2.82)          (0.74)          (1.15)          (1.23)          (0.80)
Net asset value, end of period             $    12.30      $    13.14      $    11.81      $    11.43      $    12.06
Total return++                                  15.62%          17.98%          14.79%           5.00%          13.30%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)       $  200,772      $  283,142      $  283,082      $  225,740      $  175,949
Ratio of operating expenses to average
  net assets                                     0.91%(c)        0.90%+          0.92%           0.94%           0.92%
Ratio of net investment income to
  average net assets                             3.09%           2.84%+          3.75%           3.41%           3.37%
Portfolio turnover rate                           102%             59%            158%            116%             55%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                         0.91%(c)        0.90%+          0.93%           0.95%           1.04%
Net investment income/loss per share
  without waivers and/or expense
  reimbursements                           $     0.43(c)   $     0.30      $     0.42      $     0.38      $     0.36
Average commission rate paid (b)           $   0.0609      $   0.0287             N/A             N/A             N/A

                                               YEAR            PERIOD
                                               ENDED            ENDED
PRIMARY A SHARES                              5/31/92         5/31/91*
Operating performance:
Net asset value, beginning of period       $   10.19        $   10.00
Net investment income                           0.34             0.05
Net realized and unrealized gain on
  investments                                   1.25             0.14
Net increase in net asset value from
  operations                                    1.59             0.19
Distributions:
Dividends from net investment income           (0.30)              --
Distributions from net realized capital
  gains                                        (0.07)              --
Total dividends and distributions              (0.37)              --
Net asset value, end of period             $   11.41        $   10.19
Total return++                                 15.91%+++         1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)       $  18,104        $  10,194
Ratio of operating expenses to average
  net assets                                    1.10%            1.12%+
Ratio of net investment income to
  average net assets                            3.15%            3.66%+
Portfolio turnover rate                           84%               9%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                        2.21%            1.80%+
Net investment income/loss per share
  without waivers and/or expense
  reimbursements                           $    0.22        $  (0.06)
Average commission rate paid (b)                 N/A              N/A


  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursments and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND

                                                 YEAR            PERIOD            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                               03/31/97#      03/31/96(a)#       05/31/95#        5/31/94#         5/31/93#
Operating performance:
Net asset value, beginning of period          $   13.50        $   11.75        $   12.06        $   10.60        $   10.40
Net investment income/(loss)                       0.08             0.07             0.14             0.09             0.09
Net realized and unrealized gain/(loss) on
  investments                                      0.11             1.80            (0.20)            1.44             0.21
Net increase/(decrease) in net asset value
  from operations                                  0.19             1.87            (0.06)            1.53             0.30
Distributions:
Dividends from net investment income              (0.11)           (0.06)           (0.03)           (0.05)           (0.08)
Distributions in excess of net investment
  income                                          (0.00)(c)        (0.04)              --               --               --
Distributions from net realized capital
  gains                                           (0.42)           (0.02)           (0.12)           (0.02)           (0.02)
Distributions in excess of net realized
  capital gains                                   (0.03)              --            (0.10)              --               --
Total dividends and distributions                 (0.56)           (0.12)           (0.25)           (0.07)           (0.10)
Net asset value, end of period                $   13.13        $   13.50        $   11.75        $   12.06        $   10.60
Total return++                                     1.32%           16.01%           (0.46)%          14.37%            3.14%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 976,855        $ 849,731        $ 572,940        $ 401,599        $ 118,873
Ratio of operating expenses to average net
  assets                                           1.16%            1.17%+           1.03%            1.17%            1.30%
Ratio of net investment income/(loss) to
  average net assets                               0.62%            0.65%+           1.17%            0.75%            1.03%
Portfolio turnover rate                              36%              26%              92%              39%              41%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     --             1.18%+           1.04%            1.18%            1.32%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                     --        $    0.07        $    0.14        $    0.08        $    0.10
Average commission rate paid (b)              $  0.0279           0.0272              N/A              N/A              N/A

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                                5/31/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income/(loss)                      0.08
Net realized and unrealized gain/(loss) on
  investments                                     0.36
Net increase/(decrease) in net asset value
  from operations                                 0.44
Distributions:
Dividends from net investment income             (0.04)
Distributions in excess of net investment
  income                                            --
Distributions from net realized capital
  gains                                             --
Distributions in excess of net realized
  capital gains                                     --
Total dividends and distributions                (0.04)
Net asset value, end of period               $   10.40
Total return++                                    4.43%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $  83,970
Ratio of operating expenses to average net
  assets                                          1.33%+
Ratio of net investment income/(loss) to
  average net assets                              1.81%+
Portfolio turnover rate                             11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.43%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                             $    0.03
Average commission rate paid (b)                   N/A


  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS INTERNATIONAL GROWTH FUND


                                                         PERIOD               YEAR                YEAR                YEAR
                                                         ENDED               ENDED               ENDED               ENDED
PRIMARY A SHARES*                                       05/16/97            08/31/96            08/31/95            08/31/94
Operating performance:
Net asset value at the beginning of the period       $    17.05           $    16.24          $    16.34          $    14.14
Net investment income/(loss)                               0.05                 0.18                0.13(f)             0.11(f)
Net realized and unrealized gain/(loss) on
  investments                                              2.76                 1.61               (0.22)(f)            1.65(f)
Net realized and unrealized gain/(loss) on
  foreign currency related transaction                    (0.92)               (0.13)               0.39(f)             0.59(f)
Total income (loss) from investment activities             1.89                 1.66                0.30                2.35
Distributions from net investment income                  (0.17)               (0.46)              (0.11)                 --
Distributions from net realized gain on
  investments and foreign currency related
  transactions                                            (0.34)               (0.39)              (0.29)              (0.15)
Net asset value at the end of the period             $    18.43           $    17.05          $    16.24          $    16.34
Total return (a)                                          11.28%(c)            10.64%               2.08%              16.75%
Portfolio turnover rate (g)                               33.68%               22.31%              35.91%              35.40%
Ratio of expenses to average net assets                    1.18%(d)             1.08%               1.18%               1.12%
Ratio of net investment income (loss) to average
  net assets                                               0.47%(d)             0.69%               0.82%               0.75%
Net assets at end of period (in 000's)               $  701,033           $  579,019          $  363,212          $  307,561
Average Commission Rate (h)                          $   0.0107              $0.0160

                                                         EIGHT
                                                         MONTHS
                                                         ENDED
PRIMARY A SHARES*                                     08/31/93 (b)
Operating performance:
Net asset value at the beginning of the period        $    13.15
Net investment income/(loss)                               (0.01)(f)
Net realized and unrealized gain/(loss) on
  investments                                               1.10(f)
Net realized and unrealized gain/(loss) on
  foreign currency related transaction                     (0.10)(f)
Total income (loss) from investment activities              0.99
Distributions from net investment income                      --
Distributions from net realized gain on
  investments and foreign currency related
  transactions                                                --
Net asset value at the end of the period              $    14.14
Total return (a)                                            7.53%(c)
Portfolio turnover rate (g)                                26.65%(e)
Ratio of expenses to average net assets                     1.31%(d)
Ratio of net investment income (loss) to average
  net assets                                               (0.56)%(d)
Net assets at end of period (in 000's)                $  195,548
Average Commission Rate (h)



 * Primary A Shares of Nations International Growth Fund were formerly Pilot Shares of the Pilot International Equity Fund, a predecessor portfolio.


 (a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges.


 (b) Pilot Shares were initially issued on July 26, 1993.


 (c) Not annualized.


 (d) Annualized.


 (e) Excludes the transfer of assets effective on August 6, 1993 from a collective trust for which Boatmen's Trust Company served as trustee.


 (f) Calculated based on the average shares outstanding methodology.


 (g) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.


(h) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EMERGING MARKETS FUND

                                                                                                              YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/97#
Operating performance:
Net asset value, beginning of period                                                                      $   10.34
Net investment income/(loss)                                                                                   0.01
Net realized and unrealized gain on investments                                                                1.21
Net increase in net asset value from operations                                                                1.22
Distributions:
Dividends from net investment income                                                                          (0.02)
Distributions in excess of net investment income                                                              (0.07)
Distributions from net realized capital gains                                                                 (0.06)
Total dividends and distributions                                                                             (0.15)
Net asset value, end of period                                                                            $   11.41
Total return++                                                                                                11.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  76,483
Ratio of operating expenses to average net assets                                                              1.74%
Ratio of net investment income to average net assets                                                           0.13%
Portfolio turnover rate                                                                                          31%
Average commission rate paid (a)                                                                          $  0.0003

                                                                                                             PERIOD
                                                                                                              ENDED
PRIMARY A SHARES                                                                                           03/31/96*#
Operating performance:
Net asset value, beginning of period                                                                       $  10.00
Net investment income/(loss)                                                                                  (0.03)
Net realized and unrealized gain on investments                                                                0.37
Net increase in net asset value from operations                                                                0.34
Distributions:
Dividends from net investment income                                                                             --
Distributions in excess of net investment income                                                               0.00**
Distributions from net realized capital gains                                                                    --
Total dividends and distributions                                                                              0.00**
Net asset value, end of period                                                                             $  10.34
Total return++                                                                                                 3.42%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $ 47,560
Ratio of operating expenses to average net assets                                                              2.13%+
Ratio of net investment income to average net assets                                                          (0.38)%+
Portfolio turnover rate                                                                                          17%
Average commission rate paid (a)                                                                           $ 0.0004


  * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
 ** Amount represents less than $0.01 per share.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.

 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


NATIONS PACIFIC GROWTH FUND


                                                                                                             YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/97
Operating performance:
Net asset value, beginning of period                                                                     $   10.24
Net investment income/(loss)                                                                                  0.04
Net realized and unrealized gain/(loss) on investments                                                        0.19
Net increase/(decrease) in net asset value from operations                                                    0.23
Distributions:
Dividends from net investment income                                                                         (0.03)
Distributions in excess of net investment income                                                             (0.03)
Total dividends and distributions                                                                            (0.06)
Net asset value, end of period                                                                           $   10.41
Total return++                                                                                                2.18%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                     $ 122,887
Ratio of operating expenses to average net assets                                                             1.42%
Ratio of net investment income/(loss) to average net assets                                                   0.39%
Portfolio turnover rate                                                                                         78%
Average commission rate paid (a)                                                                         $  0.0126

                                                                                                             PERIOD
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/96*#
Operating performance:
Net asset value, beginning of period                                                                      $   10.00
Net investment income/(loss)                                                                                  (0.02)
Net realized and unrealized gain/(loss) on investments                                                         0.29
Net increase/(decrease) in net asset value from operations                                                     0.27
Distributions:
Dividends from net investment income                                                                             --
Distributions in excess of net investment income                                                          $   (0.03)
Total dividends and distributions                                                                             (0.03)
Net asset value, end of period                                                                            $   10.24
Total return++                                                                                                 2.66%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $  95,210
Ratio of operating expenses to average net assets                                                              1.76%+
Ratio of net investment income/(loss) to average net assets                                                   (0.27)%+
Portfolio turnover rate                                                                                          23%
Average commission rate paid (a)                                                                          $  0.0178


 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.

(a) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS CAPITAL GROWTH FUND

                                                 YEAR            PERIOD            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                              03/31/97##       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period          $   13.43        $   14.24        $   11.23       $    11.08         $   10.68
Net investment income/(loss)                       0.05             0.02             0.09             0.09              0.09
Net realized and unrealized gain on
  investments                                      1.66             0.38             3.28             0.14              0.42
Net increase in net asset value from
  operations                                       1.71             0.40             3.37             0.23              0.51
Distributions:
Dividends from net investment income              (0.05)           (0.02)           (0.10)           (0.08)            (0.10)
Distributions from net realized capital
  gains                                           (3.39)           (1.19)           (0.26)           (0.00)(b)         (0.01)
Total dividends and distributions                 (3.44)           (1.21)           (0.36)           (0.08)            (0.11)
Net asset value, end of period                $   11.70        $   13.43        $   14.24       $    11.23         $   11.08
Total return++                                    11.88%            3.14%           30.96%            2.14%             4.84%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 533,168        $ 839,300        $ 867,361       $  717,914         $ 646,661
Ratio of operating expenses to average net
  assets                                           0.96%(d)         0.96%+           0.98%            0.90%             0.80%
Ratio of net investment income/(loss) to
  average net assets                               0.39%            0.38%+           0.71%            0.85%             0.84%
Portfolio turnover rate                              75%              25%              80%              56%               81%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.96%            0.96%+           0.98%            0.91%             0.89%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                              $    0.05        $    0.02        $    0.09       $     0.09         $    0.08
Average commission rate paid (c)              $  0.0604        $  0.0632              N/A              N/A               N/A

                                                PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income/(loss)                      0.02
Net realized and unrealized gain on
  investments                                     0.66#
Net increase in net asset value from
  operations                                      0.68
Distributions:
Dividends from net investment income                --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                   --
Net asset value, end of period               $   10.68
Total return++                                    6.80%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $ 728,629
Ratio of operating expenses to average net
  assets                                          0.30%+
Ratio of net investment income/(loss) to
  average net assets                              1.33%+
Portfolio turnover rate                              7%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.05%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                             $    0.01
Average commission rate paid (c)                   N/A


  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Value represents less than $0.01 per share.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 03/31/97#      03/31/96#(a)       11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of period                           $    14.04        $   14.28        $   11.41       $    10.87
Net investment income/(loss)                                        (0.04)           (0.00)(b)         0.01            (0.03)
Net realized and unrealized gain on investments                      0.20             1.26             3.26             0.71
Net increase in net asset value from operations                      0.16             1.26             3.27             0.68
Distributions:
Distributions from net realized capital gains                       (1.34)           (1.50)           (0.40)           (0.14)
Total dividends and distributions                                   (1.34)           (1.50)           (0.40)           (0.14)
Net asset value, end of period                                 $    12.86        $   14.04        $   14.28       $    11.41
Total return++                                                       0.48%            9.87%           29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  267,319        $ 295,764        $ 269,484       $  182,459
Ratio of operating expenses to average net assets                    0.98%(d)         0.99%+           0.98%            1.01%
Ratio of net investment income/(loss) to average net assets         (0.26)%          (0.06)%+          0.08%           (0.29)%
Portfolio turnover rate                                                93%              39%             139%             129%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.98%(d)         0.99%+           0.98%            1.01%
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                $    (0.04)(d)    $   (0.00)(b)    $    0.01       $    (0.03)
Average commission rate paid (c)                               $   0.0562        $  0.0599              N/A              N/A

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/93*
Operating performance:
Net asset value, beginning of period                           $    10.00
Net investment income/(loss)                                        (0.01)
Net realized and unrealized gain on investments                      0.89
Net increase in net asset value from operations                      0.88
Distributions:
Distributions from net realized capital gains                       (0.01)
Total dividends and distributions                                   (0.01)
Net asset value, end of period                                 $    10.87
Total return++                                                       8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  121,281
Ratio of operating expenses to average net assets                    0.80%+
Ratio of net investment income/(loss) to average net assets         (0.15)%+
Portfolio turnover rate                                               159%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.01%+
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                $    (0.03)
Average commission rate paid (c)                                      N/A


 * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS SMALL COMPANY GROWTH FUND


                                                                                                          PERIOD
                                                                                                           ENDED
PRIMARY A SHARES*                                                                                         5/16/97
Operating performance:
Net asset value at the beginning of the period                                                         $   10.65
Net investment income                                                                                       0.04
Net realized and unrealized gain on investments and futures                                                 1.47
Total income from investment activities                                                                     1.51
Distributions from net investment income                                                                  (0.04)
Distributions from net realized gains                                                                     (0.05)
Net asset value at the end of the period                                                               $   12.07
Total return (b)                                                                                           14.21%
Ratio of expenses to average net assets                                                                     0.98%(c)
Ratio of net investment income to average net assets                                                        0.54%(c)
Portfolio turnover rate (e)                                                                                   48%
Net assets at end of period (in 000's)                                                                 $ 109,450
Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                     1.41%(c)
Ratio of net investment income to average net assets (assuming no waivers or expense
  reimbursements)                                                                                           0.11%(c)
Average Commission Rate (d)                                                                            $   .0323

                                                                                                          PERIOD
                                                                                                           ENDED
PRIMARY A SHARES*                                                                                       08/31/96(a)
Operating performance:
Net asset value at the beginning of the period                                                         $   10.00
Net investment income                                                                                       0.09
Net realized and unrealized gain on investments and futures                                                 0.64
Total income from investment activities                                                                     0.73
Distributions from net investment income                                                                   (0.08)
Distributions from net realized gains                                                                         --
Net asset value at the end of the period                                                               $   10.65
Total return (b)                                                                                            7.37%
Ratio of expenses to average net assets                                                                     1.00%(c)
Ratio of net investment income to average net assets                                                        1.06%(c)
Portfolio turnover rate (e)                                                                                   31%
Net assets at end of period (in 000's)                                                                 $  70,483
Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                     1.54%(c)
Ratio of net investment income to average net assets (assuming no waivers or expense reimbursements)        0.52%(c)
Average Commission Rate (d)                                                                               $.0340



 * Primary A Shares of Nations Small Company Growth Fund were formerly Pilot Shares of the Pilot Small Capitalization Equity Fund, a predecessor portfolio.


(a) Share activity commenced December 12, 1995.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.


(c) Annualized.


(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                    YEAR            PERIOD            YEAR             PERIOD            PERIOD
                                                    ENDED            ENDED            ENDED            ENDED             ENDED
PRIMARY A SHARES                                  03/31/97        03/31/96(a)       11/30/95         11/30/94*         04/29/94*
Operating performance:
Net asset value, beginning of period            $   17.19         $   17.06        $   13.08        $   13.31         $   13.65
Net investment income/(loss)                         0.14              0.05             0.10             0.01             (0.05)
Net realized and unrealized gain/(loss) on
  investments                                        2.79              0.35             3.96            (0.23)#            2.66
Net increase/(decrease) in net asset value
  from operations                                    2.93              0.40             4.06            (0.22)             2.61
Distributions:
Dividends from net investment income                (0.14)            (0.04)           (0.08)           (0.01)               --
Distributions from net realized capital gains       (1.51)            (0.23)              --               --             (2.95)
Return of capital                                      --                --               --            (0.00)(b)            --
Total dividends and distributions                   (1.65)            (0.27)           (0.08)           (0.01)            (2.95)
Net asset value, end of period                  $   18.47         $   17.19        $   17.06        $   13.08         $   13.31
Total return++                                      17.00%             2.44%           31.13%           (1.62)%           18.79%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 100,260         $ 116,469        $ 109,939        $   9,947         $   8,079
Ratio of operating expenses to average net
  assets                                             1.04%(d)          1.02%+           1.30%            1.13%+            1.20%+
Ratio of net investment income/(loss) to
  average net assets                                 0.70%             0.82%+           0.85%            0.12%+           (0.60)%+
Portfolio turnover rate                               120%               47%             124%             177%              475%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.04%             1.02%+           1.30%            1.56%+            1.53%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                $    0.14         $    0.05        $    0.10        $   (0.03)        $   (0.08)
Average commission rate paid (c)                $  0.0377         $  0.0627              N/A              N/A               N/A

                                                    PERIOD
                                                    ENDED
PRIMARY A SHARES                                  04/30/93*
Operating performance:
Net asset value, beginning of period             $   10.00
Net investment income/(loss)                         (0.03)
Net realized and unrealized gain/(loss) on
  investments                                         3.74
Net increase/(decrease) in net asset value
  from operations                                     3.71
Distributions:
Dividends from net investment income                    --
Distributions from net realized capital gains        (0.06)
Return of capital                                       --
Total dividends and distributions                    (0.06)
Net asset value, end of period                   $   13.65
Total return++                                       37.13%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)             $   4,638
Ratio of operating expenses to average net
  assets                                              1.20%+
Ratio of net investment income/(loss) to
  average net assets                                 (0.58)%+
Portfolio turnover rate                                203%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      1.31%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                 $   (0.03)
Average commission rate paid (c)                       N/A


 * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INDEX FUND

                                                                                  YEAR            PERIOD            YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                03/31/97        03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period                                          $   13.58        $   12.91          $    9.84
Net investment income                                                              0.26             0.08               0.28
Net realized and unrealized gain/(loss) on investments                             2.36             0.86               3.20
Net increase in net asset value from operations                                    2.62             0.94               3.48
Distributions:
Dividends from net investment income                                              (0.26)           (0.13)             (0.28)
Distributions from net realized capital gains                                     (0.05)           (0.14)             (0.13)
Total dividends and distributions                                                 (0.31)           (0.27)             (0.41)
Net asset value, end of period                                                $   15.89        $   13.58          $   12.91
Total return++                                                                    19.41%            7.33%             36.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $ 567,039        $ 192,388          $ 145,021
Ratio of operating expenses to average net assets                                  0.35%(c)         0.35%+             0.37%
Ratio of operating expenses to average net assets including interest
  expense                                                                           N/A             0.35%+             0.38%
Ratio of net investment income to average net assets                               1.91%            1.99%+             2.44%
Portfolio turnover rate                                                               5%               2%                18%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.70%(c)    $    0.73%+             0.78%
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.21(c)     $    0.07          $    0.23
Average commission to be paid (b)                                             $  0.0173        $  0.0291                N/A

                                                                                 PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/94*
Operating performance:
Net asset value, beginning of period                                            $   10.00
Net investment income                                                                0.24
Net realized and unrealized gain/(loss) on investments                              (0.21)
Net increase in net asset value from operations                                      0.03
Distributions:
Dividends from net investment income                                                (0.19)
Distributions from net realized capital gains                                          --
Total dividends and distributions                                                   (0.19)
Net asset value, end of period                                                  $    9.84
Total return++                                                                       0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $ 123,147
Ratio of operating expenses to average net assets                                    0.35%+
Ratio of operating expenses to average net assets including interest
  expense                                                                              --
Ratio of net investment income to average net assets                                 2.64%+
Portfolio turnover rate                                                                14%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                             0.79%+
Net investment income per share without waivers and/or expense
  reimbursements                                                                $    0.20
Average commission to be paid (b)                                                     N/A


 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS MANAGED INDEX FUND

                                                                                                                         PERIOD
                                                                                                                          ENDED
PRIMARY A SHARES                                                                                                        03/31/97*
Operating performance:
Net asset value, beginning of period                                                                                   $   10.00
Net investment income                                                                                                       0.15
Net realized and unrealized gain on investments                                                                             1.87
Net increase in net asset value from operations                                                                             2.02
Dividends from net investment income                                                                                       (0.13)
Total dividends and distributions                                                                                          (0.13)
Net asset value, end of period                                                                                         $   11.89
Total return++                                                                                                             20.22%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                   $  42,226
Ratio of operating expenses to average net assets                                                                        0.50%+(b)
Ratio of net investment income to average net assets                                                                        1.92%+
Portfolio turnover rate                                                                                                       17%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                           1.05%+(b)
Net investment income per share without waivers and/or expense reimbursements                                          $    0.12(b)
Average commission rate paid(a)                                                                                        $  0.0259



  * Nations Managed Index Fund's Primary A Shares commenced operations on July 31, 1996.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


 (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED SMALLCAP INDEX FUND


                                                                                                                      PERIOD
                                                                                                                       ENDED
PRIMARY A SHARES                                                                                                     03/31/97*
Operating performance:
Net asset value, beginning of period                                                                                $   10.00
Net investment income                                                                                                    0.03
Net realized and unrealized gain/(loss) on investments                                                                  (0.17)
Net increase/(decrease) in net asset value from operations                                                              (0.14)
Dividends from net investment income                                                                                    (0.03)
Distributions in excess of net investment income                                                                        (0.00)(b)
Total dividends and distributions                                                                                       (0.03)
Net asset value, end of period                                                                                      $    9.83
Total return++                                                                                                          (1.37)%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                $  40,851
Ratio of operating expenses to average net assets                                                                        0.50%+
Ratio of net investment income to average net assets                                                                     1.05%+
Portfolio turnover rate                                                                                                    18%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                          1.21%+
Net investment income per share without waivers and/or expense reimbursements                                       $    0.01
Average commission rate paid(a)                                                                                     $  0.0279



  * Nations Managed SmallCap Index Fund's Primary A Shares commenced operations on October 15, 1996.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


 (b) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS BALANCED ASSETS FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                  03/31/97        03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period            $   11.65        $   12.68        $   10.44        $   10.87         $   10.24
Net investment income                                0.39             0.11             0.38             0.25              0.29
Net realized and unrealized gain/(loss) on
  investments                                        1.03             0.45             2.21            (0.43)             0.64
Net increase/(decrease) in net asset value
  from operations                                    1.42             0.56             2.59            (0.18)             0.93
Distributions:
Dividends from net investment income                (0.38)           (0.18)           (0.33)           (0.25)            (0.30)
Distributions from net realized capital gains       (1.54)           (1.41)           (0.02)              --                --
Total dividends and distributions                   (1.92)           (1.59)           (0.35)           (0.25)            (0.30)
Net asset value, end of period                  $   11.15        $   11.65        $   12.68        $   10.44         $   10.87
Total return++                                      12.50%            4.90%           25.27%          (1.73)%             9.22%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 135,731        $ 164,215        $ 163,198        $ 162,215         $ 178,270
Ratio of operating expenses to average net
  assets                                             1.00%(c)         1.00%+           0.99%            0.98%             0.90%
Ratio of net investment income to average net
  assets                                             3.31%            2.91%+           3.25%            2.31%             2.82%
Portfolio turnover rate                               264%              83%             174%             156%               50%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.00%(c)         1.00%+           0.99%            0.99%             0.97%
Net investment income per share without
  waivers and/or expense reimbursements         $    0.39(c)     $    0.11        $    0.38        $    0.25         $    0.29
Average commission rate paid (b)                $  0.0563        $  0.0598              N/A              N/A               N/A

                                                   PERIOD
                                                    ENDED
PRIMARY A SHARES                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income                                0.06
Net realized and unrealized gain/(loss) on
  investments                                        0.18#
Net increase/(decrease) in net asset value
  from operations                                    0.24
Distributions:
Dividends from net investment income                   --
Distributions from net realized capital gains          --
Total dividends and distributions                      --
Net asset value, end of period                  $   10.24
Total return++                                       2.40%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)           $  111,953
Ratio of operating expenses to average net
  assets                                             0.30%+
Ratio of net investment income to average net
  assets                                             3.85%+
Portfolio turnover rate                                79%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.05%+
Net investment income per share without
  waivers and/or expense reimbursements        $     0.05

Average commission rate paid (b)                      N/A


  * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS U.S. GOVERNMENT BOND FUND


                                                                                             PERIOD           PERIOD
                                                                                              ENDED            ENDED
PRIMARY A SHARES                                                                            05/16/97         08/31/96
Operating performance:
Net asset value at the beginning of the period                                            $   10.53         $   11.20
Net investment income                                                                          0.41              0.61
Net realized and unrealized gain/(loss) on investments                                         0.17             (0.22)
Total income from investment activities                                                        0.58              0.39
Distributions from net investment income                                                      (0.41)            (0.61)
Distributions from net realized gains                                                         (0.51)            (0.45)
Total distributions                                                                           (0.92)            (1.06)
Net asset value at the end of the period                                                      10.19             10.53
Total return (b)                                                                               5.62%             3.46%
Ratio of expenses to average net assets                                                        0.62%(c)          0.65%
Ratio of net investment income to average net assets                                           5.60%(c)          5.61%
Portfolio turnover rate (d)                                                                      58%               87%
Net assets at end of period (in 000's)                                                    $ 148,082         $ 145,066
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)         0.77%(c)          0.82%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                              5.45%(c)          5.44%

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                           08/31/95(a)
Operating performance:
Net asset value at the beginning of the period                                            $   10.00
Net investment income                                                                          0.56
Net realized and unrealized gain/(loss) on investments                                         1.20
Total income from investment activities                                                        1.76
Distributions from net investment income                                                      (0.56)
Distributions from net realized gains                                                            --
Total distributions                                                                           (0.56)
Net asset value at the end of the period                                                      11.20
Total return (b)                                                                              18.03%
Ratio of expenses to average net assets                                                        0.62%(c)
Ratio of net investment income to average net assets                                           6.45%(c)
Portfolio turnover rate (d)                                                                     132%
Net assets at end of period (in 000's)                                                    $ 137,261
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)         0.87%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                              6.20%(c)



 * Primary A Shares of Nations U.S. Government Bond Fund were formerly Pilot Shares of the Pilot U.S. Government Securities Fund, a predecessor portfolio.


 (a) Pilot Share activity commenced November 7, 1994.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.


 (c) Annualized.


(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                            YEAR            PERIOD           YEAR            YEAR            YEAR
                                            ENDED           ENDED           ENDED           ENDED           ENDED
PRIMARY A SHARES                          03/31/97#      03/31/96(a)#     11/30/95#        11/30/94        11/30/93
Operating performance:
Net asset value, beginning of period   $    4.07         $     4.14      $     3.93      $     4.28      $     4.16
Net investment income                       0.23               0.07            0.24            0.23            0.23
Net realized and unrealized
  gain/(loss) on investments               (0.08)             (0.07)           0.21           (0.33)           0.14
Net increase/(decrease) in net asset
  value from operations                     0.15               0.00            0.45           (0.10)           0.37
Distributions:
Dividends from net investment income       (0.23)             (0.07)          (0.24)          (0.23)          (0.23)
Distributions in excess of net
  investment income                           --              (0.00)(b)       (0.00)(b)       (0.00)(b)          --
Distributions from net realized
  capital gains                               --                 --              --           (0.02)          (0.02)
Total dividends and distributions          (0.23)             (0.07)          (0.24)          (0.25)          (0.25)
Net asset value, end of period         $    3.99         $     4.07      $     4.14      $     3.93      $     4.28
Total return++                              3.72%              0.07%          11.70%          (2.23)%          9.03%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $ 371,118        $   399,915     $   425,200     $   433,278     $   443,426
Ratio of operating expenses to
  average net assets                        0.63%(c)(d)        0.63%+          0.60%           0.59%           0.55%
Ratio of net investment income to
  average net assets                        5.73%              5.32%+          5.88%           5.76%           5.40%
Portfolio turnover rate                      529%               189%            328%            133%             92%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             0.83%(d)           0.86%+          0.80%           0.80%           0.79%
Net investment income per share
  without waivers and/or expense
  reimbursements                       $  0.22(d)       $      0.06     $      0.23     $      0.22     $      0.22

                                            YEAR           PERIOD
                                           ENDED           ENDED
PRIMARY A SHARES                          11/30/92       11/30/91*
Operating performance:
Net asset value, beginning of period    $    4.17       $    4.00##
Net investment income                        0.28            0.10
Net realized and unrealized
  gain/(loss) on investments                (0.01)           0.17
Net increase/(decrease) in net asset
  value from operations                      0.27            0.27
Distributions:
Dividends from net investment income        (0.28)          (0.10)
Distributions in excess of net
  investment income                            --              --
Distributions from net realized
  capital gains                                --              --
Total dividends and distributions           (0.28)          (0.10)
Net asset value, end of period          $    4.16       $    4.17
Total return++                               6.70%+++        6.81%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $  360,497      $  158,435
Ratio of operating expenses to
  average net assets                         0.37%           0.08%+
Ratio of net investment income to
  average net assets                         6.48%           7.21%+
Portfolio turnover rate                        25%             11%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements              0.77%           0.82%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $     0.26      $     0.00(b)


  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Amount represents less than $0.01.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                             YEAR            PERIOD           YEAR             YEAR             YEAR
                                             ENDED           ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                           03/31/97#      03/31/96(a)#      05/31/95#        05/31/94         05/31/93#
Operating performance:
Net asset value, beginning of period     $    9.67        $    9.86        $    9.80         $   10.46        $   10.36
Net investment income                         0.60             0.52             0.64              0.64             0.71
Net realized and unrealized
  gain/(loss) on investments                 (0.30)           (0.19)            0.06             (0.61)            0.13
Net increase/(decrease) in net asset
  value from operations                       0.30             0.33             0.70              0.03             0.84
Distributions:
Dividends from net investment income         (0.58)           (0.50)           (0.60)            (0.58)           (0.70)
Dividends in excess of net investment
  income                                        --            (0.02)              --             (0.02)              --
Distributions in excess of net
  realized capital gains                        --               --               --             (0.05)           (0.04)
Distributions from capital                   (0.00)(b)           --            (0.04)            (0.04)              --
Total dividends and distributions            (0.58)           (0.52)           (0.64)            (0.69)           (0.74)
Net asset value, end of period           $    9.39        $    9.67        $    9.86         $    9.80        $   10.46
Total return++                                3.18%            3.41%            7.55%             0.06%            8.37%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  52,606        $  55,962        $  39,909         $  44,536        $  40,472
Ratio of operating expenses to average
  net assets                                  0.80%            0.80%+           0.76%             0.73%            0.85%
Ratio of net investment income to
  average net assets                          6.28%            6.36%+           6.69%             6.08%            6.67%
Portfolio turnover rate                        468%             199%             413%               56%             103%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                      0.94%            0.95%+           0.94%             0.94%            1.00%
Net investment income per share
  without waivers and/or expense
  reimbursements                         $    0.59        $    0.51        $    0.62         $    0.61        $    0.60

                                             YEAR            PERIOD
                                             ENDED            ENDED
PRIMARY A SHARES                           05/31/92         05/31/91*
Operating performance:
Net asset value, beginning of period     $   10.05        $   10.00
Net investment income                         0.74             0.10
Net realized and unrealized
  gain/(loss) on investments                  0.37             0.02
Net increase/(decrease) in net asset
  value from operations                       1.11             0.12
Distributions:
Dividends from net investment income         (0.77)           (0.07)
Dividends in excess of net investment
  income                                        --               --
Distributions in excess of net
  realized capital gains                     (0.03)              --
Distributions from capital                      --               --
Total dividends and distributions            (0.80)           (0.07)
Net asset value, end of period           $   10.36        $   10.05
Total return++                               11.43%+++         1.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  42,256        $  10,047
Ratio of operating expenses to average
  net assets                                  1.06%            1.10%+
Ratio of net investment income to
  average net assets                          7.15%            7.18%+
Portfolio turnover rate                        130%               5%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                      1.72%            1.69%+++
Net investment income per share
  without waivers and/or expense
  reimbursements                         $    0.07        $    0.09+++


  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

 (b) Amount represents less than $0.01.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                  03/31/97#      03/31/96(a)#       11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of period            $    9.76        $    9.84        $    9.48        $   10.01          $    9.75
Net investment income                                0.58             0.20             0.61             0.50               0.53
Net realized and unrealized gain/(loss) on
  investments                                       (0.08)           (0.08)            0.36            (0.51)              0.26
Net increase/(decrease) in net asset value
  from operations                                    0.50             0.12             0.97            (0.01)              0.79
Distributions:
Dividends from net investment income                (0.58)           (0.20)           (0.61)           (0.48)             (0.53)
Distributions in excess of net investment
  income                                               --               --               --            (0.02)                --
Distributions from capital                             --               --               --            (0.02)                --
Total dividends and distributions                   (0.58)           (0.20)           (0.61)           (0.52)             (0.53)
Net asset value, end of period                  $    9.68        $    9.76        $    9.84        $    9.48          $   10.01
Total return++                                       5.25%            1.19%           10.48%           (0.11)%             8.26%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 181,455        $ 179,957        $ 169,291        $ 176,712          $ 201,738
Ratio of operating expenses to average net
  assets                                             0.55%(b)         0.55%+            0.56%           0.50%              0.37%
Ratio of net investment income to average net
  assets                                             5.97%            6.07%+            6.32%           5.23%              5.27%
Portfolio turnover rate                               172%              73%              224%            293%               121%
Ratio of operating expenses to average net
  assets
  without waivers and/or expense
  reimbursements                                     0.85%            0.88%+            0.86%            0.82%             0.79%
Net investment income per share without
  waivers and/or expense reimbursements         $    0.55        $    0.19        $    0.58       $     0.47          $    0.48

                                                        PERIOD
                                                        ENDED
PRIMARY A SHARES                                      11/30/92*
Operating performance:
Net asset value, beginning of period                $   10.00
Net investment income                                    0.09
Net realized and unrealized gain/(loss) on
  investments                                           (0.25)
Net increase/(decrease) in net asset value
  from operations                                       (0.16)
Distributions:
Dividends from net investment income                    (0.09)
Distributions in excess of net investment
  income                                                   --
Distributions from capital                                 --
Total dividends and distributions                       (0.09)
Net asset value, end of period                      $    9.75
Total return++                                          (1.58)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)                $ 190,680
Ratio of operating expenses to average net
  assets                                                 0.30%+
Ratio of net investment income to average net
  assets                                                 5.54%+
Portfolio turnover rate                                    45%
Ratio of operating expenses to average net
  assets
  without waivers and/or expense
  reimbursements                                         0.90%+
Net investment income per share without
  waivers and/or expense reimbursements             $    0.08


  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DIVERSIFIED INCOME FUND

                                                 YEAR             PERIOD             YEAR              YEAR
                                                 ENDED            ENDED             ENDED             ENDED             YEAR
PRIMARY A SHARES                               03/31/97#       03/31/96(a)         11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of period         $   10.42         $   10.82         $    9.67         $   10.88          $    9.97
Net investment income                             0.69              0.23              0.73              0.74               0.78
Net realized and unrealized gain/(loss) on
  investments                                    (0.18)            (0.40)             1.15             (1.06)              0.91
Net increase/(decrease) in net asset value
  from operations                                 0.51             (0.17)             1.88             (0.32)              1.69
Distributions:
Dividends from net investment income             (0.69)            (0.23)            (0.73)            (0.74)             (0.78)
Distributions in excess of net investment
  income                                            --                --                --             (0.00)(b)             --
Distributions from net realized capital
  gains                                          (0.13)               --                --             (0.15)                --
Total dividends and distributions                (0.82)            (0.23)            (0.73)            (0.89)             (0.78)
Net asset value, end of period               $   10.11         $   10.42         $   10.82         $    9.67          $   10.88
Total return++                                    4.97%            (1.59)%           20.11%            (3.05)%            17.40%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $  152,070        $  65,081         $  64,800         $  22,298          $  28,553
Ratio of operating expenses to average net
  assets                                          0.75%(c)          0.77%+            0.80%             0.74%              0.55%
Ratio of net investment income to average
  net assets                                      6.73%             6.49%+            7.03%             7.31%              7.02%
Portfolio turnover rate                            278%               69%               96%              144%                86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.85%(c)          0.87%+            0.93%             0.95%              0.95%
Net investment income per share without
  waivers and/or expense reimbursements      $  0.67(c)        $    0.23         $     0.72        $     0.72         $     0.70

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.06
Net realized and unrealized gain/(loss) on
  investments                                    (0.03)
Net increase/(decrease) in net asset value
  from operations                                 0.03
Distributions:
Dividends from net investment income             (0.06)
Distributions in excess of net investment
  income                                            --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                (0.06)
Net asset value, end of period               $    9.97
Total return++                                    0.32%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   23,962
Ratio of operating expenses to average net
  assets                                          0.25%+
Ratio of net investment income to average
  net assets                                      7.76%+
Portfolio turnover rate                             46%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.85%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.05


  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Amount represents less than $0.01.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                  03/31/97#       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period            $    9.93          $   10.22        $    9.32        $   10.55        $    9.94
Net investment income                                0.58               0.19             0.59             0.53             0.56
Net realized and unrealized gain/(loss) on
  investments                                       (0.20)             (0.29)            0.90            (0.89)            0.62
Net increase/(decrease) in net asset value
  from operations                                    0.38              (0.10)            1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                (0.58)             (0.19)           (0.59)           (0.51)           (0.56)
Distributions in excess of net investment
  income                                               --                 --               --            (0.02)              --
Distributions from net realized capital gains       (0.11)                --               --            (0.34)           (0.01)
Distributions from capital                      $   (0.00)(b)             --               --               --               --
Total dividends and distributions               $   (0.69)             (0.19)           (0.59)           (0.87)           (0.57)
Net asset value, end of period                  $    9.62          $    9.93        $   10.22        $    9.32        $   10.55
Total return++                                       3.90%             (1.04)%          16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 947,277          $ 823,890        $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net
  assets                                             0.71%(c)           0.72%+           0.71%            0.68%            0.61%
Ratio of net investment income to average net
  assets                                             5.98%              5.49%+           6.05%            5.43%            5.40%
Portfolio turnover rate                               368%               133%             228%             307%             161%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.81%(c)           0.83%+           0.81%            0.76%            0.77%
Net investment income per share without
  waivers and/or expense reimbursements         $    0.57(c)       $    0.19        $    0.58        $    0.52        $    0.55

                                                    PERIOD
                                                    ENDED
PRIMARY A SHARES                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income                                0.05
Net realized and unrealized gain/(loss) on
  investments                                       (0.06)
Net increase/(decrease) in net asset value
  from operations                                   (0.01)
Distributions:
Dividends from net investment income                (0.05)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Distributions from capital                             --
Total dividends and distributions                   (0.05)
Net asset value, end of period                  $    9.94
Total return++                                      (0.11)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 581,329
Ratio of operating expenses to average net
  assets                                             0.26%+
Ratio of net investment income to average net
  assets                                             6.15%+
Portfolio turnover rate                                12%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.86%+
Net investment income per share without
  waivers and/or expense reimbursements         $    0.04


  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Amount represents less than $0.01.


 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GLOBAL GOVERNMENT INCOME FUND

                                                                                                              YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/97#
Operating performance:
Net asset value, beginning of period                                                                       $   10.07
Net investment income/(loss)                                                                                    0.47
Net realized and unrealized gain/(loss) on investments                                                         (0.03)
Net increase in net asset value from operations                                                                 0.44
Distributions:
Dividends from net investment income                                                                           (0.46)
Distributions in excess of net investment income                                                               (0.10)
Distributions from net realized capital gains                                                                  (0.16)
Total dividends and distributions                                                                              (0.72)
Net asset value, end of period                                                                             $    9.79
Total return++                                                                                                  4.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  28,130
Ratio of operating expenses to average net assets                                                               1.26%
Ratio of net investment income/(loss) to average net assets                                                     4.60%
Portfolio turnover rate                                                                                          100%

                                                                                                             PERIOD
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/96*
Operating performance:
Net asset value, beginning of period                                                                       $   10.00
Net investment income/(loss)                                                                                    0.39
Net realized and unrealized gain/(loss) on investments                                                          0.11
Net increase in net asset value from operations                                                                 0.50
Distributions:
Dividends from net investment income                                                                           (0.37)
Distributions in excess of net investment income                                                               (0.02)
Distributions from net realized capital gains                                                                  (0.04)
Total dividends and distributions                                                                              (0.43)
Net asset value, end of period                                                                             $   10.07
Total return++                                                                                                  5.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  24,753
Ratio of operating expenses to average net assets                                                               1.32%+
Ratio of net investment income/(loss) to average net assets                                                     5.17%+
Portfolio turnover rate                                                                                          213%


 * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

EQUITY FUNDS:

NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


NATIONS EQUITY INCOME FUND: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


INDEX FUNDS:



NATIONS EQUITY INDEX FUND: Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.



NATIONS MANAGED INDEX FUND: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.



NATIONS MANAGED SMALLCAP INDEX FUND: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.



NATIONS MANAGED VALUE INDEX FUND: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


BALANCED FUND:

NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

BOND FUNDS:


NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

   How Objectives Are Pursued

MONEY MARKET FUNDS:


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Money Market Funds to value their investments on the basis of amortized cost, (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of nationally recognized statistical rating organization ("NRSROs") (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.


EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index(1) ("S&P 500 Index") with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

(Bullet) are income producing;
(Bullet) appear undervalued relative to the S&P 500 Index on a risk adjusted basis; and
(Bullet) have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corpo-

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").

rate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts and real estate investment trust securities.


NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.



The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by an NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs.



NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a sin-gle country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, The Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund may invest in ADRs, EDRs, GDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;

(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and

(Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EMERGING GROWTH FUND: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.


In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World
Bank) and money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration mea-sure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.



GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Equity Fund, Nations International Growth Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund may invest in forward foreign exchange contracts.



For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."



INDEX FUNDS:



NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the S&P 500 Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the S&P 500 Index's value. Subject to applicable law, the Fund will purchase stock of NationsBank Corporation to the extent of its proportional make-up of the S&P 500 Index.



The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the S&P 500 Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.


The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "index-ing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

The correlation between the performance of Nations Equity Index Fund (before fees and expenses) and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. government securities.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.


The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the S&P 500 Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants.



NATIONS MANAGED INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalizaton weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.



The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event the Fund will invest at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED SMALLCAP INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index ("the S&P 600 Index.")(2) The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.


(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400 to 500 holdings that capture the overall investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500/BARRA Value Index ("S&P/BARRA Value Index"). The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index"). The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.



The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, the S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.



GENERAL: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securi-ties issued by other investment companies, consistent with the Fund's investment objective and policies.



In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio scurities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.


For more information concerning these and other investments in which the Funds may invest and their invesment practices, see "Appendix A".

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.


Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six NRSROs. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality, at the time of purchase, to rated obligations that may be acquired.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant.


BOND FUNDS:



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities.

While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


The Fund also may invest in "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market and economic circumstances warrant.

NATIONS GOVERNMENT SECURITIES FUND: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to six years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market and economic circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund may also invest in U.S. Government Obligations.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.


The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," and tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments;

mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend paying preferred and common stock.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.


The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the 1940 Act. The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than 15 years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial mar-kets or in U.S. dollar-denominated instruments. The Fund also may invest in money market instruments.



GENERAL: Each of the Balanced and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of the Funds may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in forward foreign exchange contracts. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt investments backed by, the securities and other assets owned by such trusts and partnerships.



Certain securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.


PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Index Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, except for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, see "Financial Highlights." While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund will not exceed 25%. With respect to Nations International Growth Fund, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed 100%.



RISK CONSIDERATIONS: Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL EQUITY FUND, NATIONS INTERNATIONAL GROWTH FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of those Funds presents unique risks of which investors should be aware.



Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The above risk considerations are also relevant to an investment in Nations International Growth Fund.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Moreover, for each of those Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE INDEX FUNDS: The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their pur-chase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.



The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.



Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, however, must receive it at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares. YIELD AND EFFECTIVE YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF THE CTFS AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE CTFS OR THE FUNDS.



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
INDICATED THROUGH MARCH 31, 1997



                                                                   Since
                                                                 Inception
                        One Year     Three Year    Five Year    (12/31/88)**

Enhanced Equity
  Index Common Trust
  Fund*                  19.98%        22.31%        16.08%        16.52%
S&P 500 Index            19.77%        22.28%        16.39%        16.28%
Lipper S&P 500
  Index Funds
  Average***             19.19%        21.73%        15.89%        15.66%



ANNUAL TOTAL RETURNS



                                   Enhanced                       Lipper
                                    Equity                        S&P 500
                                     Index                         Index
                                    Common           S&P           Funds
Year                              Trust Fund*     500 Index     Average***

1989                                 34.12%         31.55%         30.58%
1990                                 -1.52%         -3.15%         -3.57%
1991                                 31.72%         30.56%         29.65%
1992                                  5.52%          7.64%          7.12%
1993                                 10.47%          9.99%          9.52%
1994                                  0.69%          1.31%          0.90%
1995                                 37.66%         37.45%         36.82%
1996                                 23.62%         23.08%         22.30%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997



                                                             Since
                                                One        Inception
                                                Year       (10/1/95)

Enhanced Small Cap Equity Index Common
  Trust Fund*                                  11.76%        11.68%
S&P 600 Index                                  8.39%         9.83%

* The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.



** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.



*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.



Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by Gartmore plc, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of Gartmore plc who were responsible for managing those accounts and the portfolio managers of Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF GARTMORE OR THE FUNDS.



PACIFIC EX-JAPAN COMPOSITE



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                      One Year         Two Years       Three Years      Four Years

Pacific Ex-Japan
 Composite                3.95%            8.44%            7.79%           17.11%

Morgan Stanley
 Capital Int'l.
 Combined
 Far East
 (Ex-Japan)
 Free Indexl             -2.44%            8.58%            7.08%           15.62%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                                                                       Since
                                                                     Inception
                     Five Years      Six Years      Seven Years       (1/1/88)

Pacific Ex-Japan
 Composite               18.84%          18.08%          14.79%          20.42%
Morgan Stanley
 Capital Int'l.
 Combined
 Far East
 (Ex-Japan)
 Free Indexl             16.69%          16.61%          15.77%          19.02%



ANNUAL TOTAL RETURNS*



                                                     Morgan Stanley
                                                        Capital
                                                     International
                                    Pacific        Combined Far East
                                    Ex-Japan           (Ex-Japan)
                                   Composite          Free Indexl

1988                                    11.9%               30.0%
1989                                   58.40%               32.1%
1990                                     0.0%               -6.5%
1991                                    22.1%               31.0%
1992                                    22.9%               21.8%
1993                                   110.0%              103.4%
1994                                   -13.9%              -17.5%
1995                                     4.0%                8.8%
1996                                    13.5                11.1



 * The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



l The Morgan Stanley Capital International Combined Far East (Ex-Japan) Free
  Index is a capitalization-weighted index that tracks 7 countries and represents only those securities that are available for investment by international investors; many issues are still restricted to domestic investors in certain Pacific Basin countries.



EMERGING MARKETS COMPOSITE



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                                                                         Four Years
                                                                           Since
                                                                         Inception
                      One Year         Two Years       Three Years         1/1/93
Emerging Markets
 Composite                16.2%            11.1%             -1.8%            10.2%
IFC Investables
 Indexl                   11.4%            13.4%              3.1%           13.39%

ANNUAL TOTAL RETURNS*



                                    Emerging
                                     Markets          IFC Investables
                                    Composite             Indexl

1993                                    76.5%                79.6%
1994                                   -19.0%               -12.0%
1995                                   -11.3%                -8.5%
1996                                    13.0%                 9.4%



 * The average annual total returns and annual total returns have been calculated since inception (1/1/93) and are net of fees. The fees for these accounts were 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



l The IFC Investables Index includes over 1,100 stocks representing 27 stock markets in developing countries, and reflects the accessibility of markets and individual stocks for foreign ownership.



GLOBAL GOVERNMENT BOND
EX-U.K. COMPOSITE



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                             One Year           Two Years          Three Years
Global Government Bond
 Ex-U.K.
 Composite**                     -1.2%               4.4%                6.1%
J.P. Morgan Global
 Government Bonds
 Indexl                           1.0%               3.9%                6.5%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                                                                         Since
                                                                       Inception
                                Four Years          Five Years          10/1/90
Global Government Bond
 Ex-U.K. Composite**                 6.2%                8.4%             10.31%
J.P. Morgan Global
 Government Bonds Indexl             6.5%                7.9%              8.97%



ANNUAL TOTAL RETURNS*



                                     Global             J.P. Morgan
                                   Government             Global
                                  Bond Ex-U.K.          Government
                                    Composite          Bonds Indexl

1991                                    20.8%                16.0%
1992                                     4.8%                 5.2%
1993                                    15.0%                11.6%
1994                                    -0.9%                 1.5%
1995                                    22.8%                19.6%
1996                                     0.6%                 3.5%



 * The average annual total returns and annual total returns have been calculated since inception (10/1/90) and are net of fees. The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



** The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.



l The J.P. Morgan Global Government Bonds Index is a capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East.



Set forth below is the average annual total return and annual total return for Nations International Equity Fund for the periods ending March 31, 1997:



NATIONS INTERNATIONAL
EQUITY FUND



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
INDICATED THROUGH MARCH 31, 1997



                                                                     Since Inception
                      One Year        Three Years      Five Years      on 12/2/91
Nations
 International
 Equity Fund              1.32%            6.23%            8.24%           7.10%
Morgan Stanley
 Capital
 International
 EAFE Indexl              1.46%            6.53%           10.57%           6.01%



ANNUAL TOTAL RETURNS



                                                       Morgan Stanley
                                       Nations             Capital
                                    International       International
                                     Equity Fund         EAFE Indexl

1992                                       -8.6%             -12.2%
1993                                      27.21%              32.6%
1994                                        2.6%               7.8%
1995                                        8.5%              11.2%
1996                                        8.5%               6.1%



l The Morgan Stanley Capital International EAFE Index represents an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Daily Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor B (formerly Investor N) and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore or Boatmen's serves as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to sub-advisory agreements. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore Investment Management plc.



Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million;
 .40% of the average daily net assets of Nations Government Money Market Fund; .50% of the average daily net assets of Nations Managed Index Fund, Nations
Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, and Nations Equity Index Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; .60% of the average daily net assets of each of the Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus
 .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund, Nations International Growth Fund and Nations Pacific Growth Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; and .70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of .055% of Nations Prime Fund's, Nations Treasury Fund's and Nations Government Money Market Fund's average daily net assets; .20% of Nations Equity Income Fund's average daily net assets; .10% of Nations Managed Index Fund's, Nations Managed SmallCap Index Fund's, Nations Managed Value Index Fund's, Nations Managed SmallCap Value Index Fund's, and Nations Equity Index Fund's average daily net assets; .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Small Company Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's, and Nations Strategic Fixed Income Fund's average daily net assets.



For services provided pursuant to the sub-advisory agreements, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly at the annual rates of .70% of Nations International Equity Fund's average daily net assets. .85% of Nations Emerging Markets Fund's average daily net assets;
 .70% of Nations Pacific Growth Fund's average daily net assets and .54% of Nations Global Government Income Fund's average daily net assets. For services provided and expenses assumed, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .40% of Nations International Growth Fund's average daily net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. As of the date of this Prospectus, the Board of Directors has approved, and recommended to shareholders that they approve, an increase in the fees to be paid by NBAI to Gartmore to .70% of the Nations International Growth Fund's average daily net assets. This increase will be implemented as soon as practicable following receipt of shareholder approval.



For services provided pursuant to a sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees at the rate of 0.15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or TradeStreet, Gartmore or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .14%, Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Equity Index Fund -- .19%, Nations Managed Index Fund -- .06%, Nations Managed SmallCap Index Fund -- .00%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government
Fund -- .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .50%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16%, Nations Treasury Fund -- .16%, Nations Equity Income Fund -- .67%, Nations International Equity Fund -- .90% and Nations Government Securities Fund -- .50%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid NBAI under the Investment Advisory Agreement fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- 1.10%, Nations Pacific Growth Fund -- .90% and Nations Global Government Income Fund -- .70%.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Small Company Growth Fund (formerly the Pilot Small Capitalization Equity Fund) -- .75%, Nations International Growth Fund (formerly the Pilot International Equity Fund) -- .48%, and Nations U.S. Government Bond Fund (formerly the Pilot U.S. Government Securities Fund) -- .40%. During the same period, after waivers, the Pilot Funds paid Kleinwort Benson Investment Management Americas Inc., under a previous sub-advisory agreement, sub-advisory fees at the rate of .32% of Nations International Growth Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .055%, Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Equity Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government
Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Prime Fund --
 .055%, Nations Treasury Fund -- .055%, Nations Equity Income Fund -- .20% and Nations Government Securities Fund -- .15%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid Gartmore under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations Global Government Income Fund -- .54% and Nations International Equity
Fund -- .70%


Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.


Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Jeffrey C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He is also the Portfolio Manager for Nations Disciplined Equity Fund and has been since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.


Sharon M. Herrmann is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager for Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Stephen Watson is Principal Portfolio Manager of Nations International Equity Fund and has been the Portfolio Manager since February, 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Head of the International and Global Portfolio Team. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manger for international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Montagu. Mr. Watson is a member of the Securities Institute.

Philip Ehrmann is Principal Portfolio Manager of Nations Emerging Markets Fund and is the Head of the Gartmore Emerging Markets Team. He has been the Portfolio Manager for the Fund since 1995. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Principal Portfolio Manager of Nations Pacific Growth Fund and has been the Portfolio Manager since the Fund's inception. She has been associated with Gartmore since 1990 as the London based manager on its Far East Team. Previously, Ms. Teoh managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.


Philip J. Sanders is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeadeau has been Portfolio Manager of the Funds since June 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an AB in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.



Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Prior to assuming her position with

TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.

Mark Rimmer is Principal Portfolio Manager of the Nations Global Government Income Fund and has been the Portfolio Manager since the Fund's inception. He has been associated with Gartmore since 1990 as an International Fixed Income Fund Manager. Previously, Mr. Rimmer managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University with a degree in Economics.

Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.


Mark S. Ahnrud is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options trading for Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance from Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



Brad Pope is a Product Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Funds fixed income funds. Mr. Pope has been the portfolio manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.



The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill joined

Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .09%, Nations Value Fund -- .10%, Nations Capital Growth
Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10% and Nations Strategic Fixed Income Fund -- .10%. No fees were paid with respect to Nations Managed Value Index Fund or Nations SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09%, Nations Treasury Fund -- .09%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10% and Nations Government Securities
Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets
Fund -- .10%, Nations Pacific Growth Fund -- .10% and Nations Global Government Income Fund -- .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Funds.

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of all Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund and Nations Global Government Income Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios, Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

PENDING LEGAL PROCEEDINGS: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

About Your Investment

   How To Buy Shares


There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.



Primary A Shares may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.


Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution or investor placing the order, and any funds received will be returned promptly to the sending Institution or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Primary A Shares in the Non-Money Market Funds that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), and payment will normally be wired the same day to the Institution or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), for execution on that Business Day.


With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days following receipt of the order.


Institutions are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a Customer has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the Customer may be obliged to redeem all or a part of his or her Primary A Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How To Exchange Shares

The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


If you have telephone exchange privileges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the entity through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens or the Transfer Agent. Investors should consult their Institution, Stephens or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS

MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.


NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. Dividends from net investment income are declared and paid each calendar quarter by all other Equity Funds, Index Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds, Index Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


TAX INFORMATION

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.



Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund consists of securities of foreign issuers it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Funds (except Nations Tax Exempt Fund and Nations International Growth Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and sav-ings banks to 5% of total assets. Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar obligations, Yankee dollar obligations, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Funds may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities market. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Certain of the Funds may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to serve their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities also may include municipal lease obligations, including certificates of participation in municipal leases, and units of participation in trusts holding pools of tax-exempt leases. A Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. Each Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its total assets unless the Adviser determines that the municipal lease obligations are liquid pursuant to guidelines established by the Funds' Boards. Pursuant to these guidelines, the Adviser, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Funds expect that they will only purchase rated municipal lease obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying municipal securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.



SHORT-TERM TRUST OBLIGATIONS: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by such trusts, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trusts. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Funds may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand featuer, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&Pto a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

Prospectus


                                PRIMARY A SHARES
                                 AUGUST 1, 1997



This Prospectus describes NATIONS MANAGED INDEX
FUND, NATIONS MANAGED SMALLCAP INDEX FUND, NATIONS
MANAGED VALUE INDEX FUND, and NATIONS MANAGED
SMALLCAP VALUE INDEX FUND (the "Funds") of Nations
Fund Trust, an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Funds -- Primary A Shares.



This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust is contained in a separate
Statement of Additional Information (the "SAI") that has been filed with the Securities and Exchange
Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The
SAI, dated August 1, 1997, is incorporated by reference in its entirety into this Prospectus. The
SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations
Managed
Index Fund

Nations
Managed
SmallCap
Index Fund


Nations Managed
Value Index
Fund



Nations Managed
SmallCap Value
Index Fund


For Fund information call:
1-800-765-2668

Nations Funds
c/o Stephens Inc. One
NationsBank Plaza
33rd Floor
Charlotte, NC 28255

(Nations Funds logo appears here)


TR-96699-897

                            TABLE  OF  CONTENTS

ABOUT THE                   Prospectus Summary                                 3
FUNDS
                            Expenses Summary                                   4

                            Financial Highlights                               5

                            Objectives                                         6

                            How The Objectives Are Pursued                     6

                            How Performance Is Shown                          11

                            How The Funds Are Managed                         12

                            Organization And History                          14


 ABOUT YOUR                 How To Buy Shares                                 15
 INVESTMENT
                            How To Redeem Shares                              15

                            How To Exchange Shares                            16

                            How The Funds Value Their Shares                  16

                            How Dividends And Distributions Are Made;
                            Tax Information                                   17

                            Appendix A -- Portfolio Securities                18

                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

ABOUT THE FUNDS

Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

     (BULLET) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

     (Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


     (Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.

     (Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


(Bullet) When consistent with the Funds' objectives, the Funds will employ various techniques to manage capital gain distributions.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."

(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Managed SmallCap Index Fund,
         Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund declare and pay dividends from net investment income each calendar quarter. Dividends from net investment income are declared and paid monthly by Nations Managed Index Fund. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of the Funds, there is no assurance that it will be able to do so. Investments in the Funds are not insured against loss of principal. Investments by the Funds in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Funds hold may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds' permissible investments may constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."

(Bullet) MINIMUM PURCHASE: $250,000 minimum initial investment per record holder. See "How to Buy Shares".

Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Primary A Shares of the indicated Fund over specified periods.

PRIMARY A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                  Nations
                                                                                 Nations          Managed          Nations
                                                                                 Managed         SmallCap       Managed Value
                                                                               Index Fund       Index Fund       Index Fund

Sales Load Imposed on Purchases                                                   None             None             None
Deferred Sales Load                                                               None             None             None

                                                                                 Nations
                                                                                 Managed
                                                                             SmallCap Value
                                                                               Index Fund
                                                                                  None
                                                                                  None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                               .30%             .30%             .30%
All Other Expenses                                                                .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers)                                      .50%             .50%             .50%



EXAMPLES:

You would pay the following expenses on a $1,000 investment in Primary A Shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                  Nations
                                                                                 Nations          Managed          Nations
                                                                                 Managed         SmallCap       Managed Value
                                                                               Index Fund       Index Fund       Index Fund

1 Year                                                                             $5               $5               $5
3 Years                                                                            $16              $16              $16
5 Years                                                                            $28              $28              N/A
10 Years                                                                           $63              $63              N/A


                                                                                 Nations
                                                                                 Managed
                                                                             SmallCap Value
                                                                               Index Fund
1 Year                                                                             $5
3 Years                                                                            $16
5 Years                                                                            N/A
10 Years                                                                           N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. The figures in the above tables are based on estimates for the fiscal year and have been restated as necessary to reflect anticipated fee waivers. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For a more complete description of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Primary A Shares of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund would have been .50% and .70%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Highlights



The following financial information has been derived from the audited financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for the most recent fiscal period of Nations Fund Trust accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below as these Funds had not been offered to the public.



FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED INDEX FUND

                                                                                                                      PERIOD
                                                                                                                       ENDED
PRIMARY A SHARES                                                                                                     03/31/97*
Net asset value, beginning of period                                                                                 $   10.00
Net investment income                                                                                                     0.15
Net realized and unrealized gain on investments                                                                           1.87
Net increase in net asset value from operations                                                                           2.02
Dividends from net investment income                                                                                     (0.13)
Total dividends and distributions                                                                                        (0.13)
Net asset value, end of period                                                                                       $   11.89
Total return++                                                                                                           20.22%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                 $  42,226
Ratio of operating expenses to average net assets                                                                         0.50%+(b)
Ratio of net investment income to average net assets                                                                      1.92%+
Portfolio turnover rate                                                                                                     17%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                           1.05%+(b)
Net investment income per share without waivers and/or expense reimbursements                                        $    0.12(b)
Average commission rate paid (a)                                                                                     $  0.0259


 * Nations Managed Index Fund's Primary A Shares commenced operations on
   July 31, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED SMALLCAP INDEX FUND


                                                                                                                       PERIOD
                                                                                                                        ENDED
PRIMARY A SHARES                                                                                                      03/31/97*
Net asset value, beginning of period                                                                                  $   10.00
Net investment income                                                                                                      0.03
Net realized and unrealized gain/(loss) on investments                                                                    (0.17)
Net increase/(decrease) in net asset value from operations                                                                (0.14)
Dividends from net investment income                                                                                      (0.03)
Distributions in excess of net investment income                                                                          (0.00)(b)
Total dividends and distributions                                                                                         (0.03)
Net asset value, end of period (in 000's)                                                                             $    9.83
Total return++                                                                                                            (1.37)%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                  $  40,851
Ratio of operating expenses to average net assets                                                                          0.50%+
Ratio of net investment income to average net assets                                                                       1.05%+
Portfolio turnover rate                                                                                                      18%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                            1.21%+
Net investment income per share without waivers and/or expense reimbursements                                         $    0.01
Average commission rate paid (a)                                                                                      $  0.0279



 * Nations Managed SmallCap Index Fund's Primary A Shares commenced operations on October 15, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) Amount represents less than $0.01 per share.


Objectives

NATIONS MANAGED INDEX FUND: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

NATIONS MANAGED SMALLCAP INDEX FUND: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


NATIONS MANAGED VALUE INDEX FUND: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.



How The Objectives Are Pursued


NATIONS MANAGED INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")1. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.


The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").

earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event the Fund will invest at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government obligations ("U.S. Government Obligations") and repurchase agreements.



NATIONS MANAGED SMALLCAP INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index (the "S&P 600 Index")2. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.



From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400-500 holdings that capture the investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500/BARRA Value Index ("S&P/BARRA Value Index"). The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.



(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index"). The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



GENERAL: Each of the Funds also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Most of the Funds' stocks are listed on either the New York, American or NASDAQ stock exchanges.

In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio composition process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. The Adviser to the Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.


ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance.


The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity, This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.



The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.


PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each Fund will not exceed 25%.

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Funds hold, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


Certain of the Funds' permissible investments may constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, signifi-cantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.

The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.


Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (for purposes of this limitation, U.S. Government securities are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF THE CTFS AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE CTFS OR THE FUNDS.



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
INDICATED THROUGH MARCH 31, 1997



                                                                   Since
                                                                 Inception
                        One Year     Three Year    Five Year    (12/31/88)**

Enhanced Equity
  Index Common Trust
  Fund*                  19.98%        22.31%        16.08%        16.52%
S&P 500 Index            19.77%        22.28%        16.39%        16.28%
Lipper S&P 500
  Index Funds
  Average***             19.19%        21.73%        15.89%        15.66%



ANNUAL TOTAL RETURNS



                                   Enhanced                       Lipper
                                    Equity                        S&P 500
                                     Index                         Index
                                    Common           S&P           Funds
Year                              Trust Fund*     500 Index     Average***
1989                                 34.12%         31.55%         30.58%
1990                                 -1.52%         -3.15%         -3.57%
1991                                 31.72%         30.56%         29.65%
1992                                  5.52%          7.64%          7.12%
1993                                 10.47%          9.99%          9.52%
1994                                  0.69%          1.31%          0.90%
1995                                 37.66%         37.45%         36.82%
1996                                 23.62%         23.08%         22.30%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997



                                                             Since
                                                One        Inception
                                                Year       (10/1/95)
Enhanced Small Cap Equity Index Common
  Trust Fund*                                  11.76%        11.68%
S&P 600 Index                                  8.39%         9.83%



* The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.



** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.



*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Primary A Shares, the Funds offer Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below or by calling Nations Funds at the toll free number indicated on the cover of this Prospectus.


How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Board of Trustees. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions. TradeStreet has employed the "managed index" style since 1989 and currently manages more than $1.5 billion in this style on behalf of its clients, including the Funds.


Subject to the general supervision of Nations Fund Trust's Board of Trustees, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .50% of the average daily net assets of each Fund.


For the services provided pursuant to a Sub-Advisory Agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .10% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily nets asset:
Nations Managed Index Fund -- .06%, Nations Managed SmallCap Index Fund -- .00%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Manage-ment Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Jeffrey C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He is also the Portfolio Manager for Nations Disciplined Equity Fund. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at an annual rate of up to .10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index
Fund -- .10% and Nations Managed SmallCap Index Fund -- .10%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Funds.



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios.

NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently consists of more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer four classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares. This Prospectus relates only to the Primary A Shares of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed Small Cap Value Index Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.



As of July 31, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of certain classes of shares of Nations Fund Trust and therefore could be considered to be a controlling person of these classes and series of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

How To Buy Shares


There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.



Primary A Shares of the Funds may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.


Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.

Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term "Business Day" in this Prospectus refers to a NYSE Business Day.


Nations Funds reserves the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Primary A Shares of the Funds which are received by Stephens or by the Transfer Agent or sub-transfer agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market changes, telephone transactions may be difficult to complete.


How To Redeem Shares

Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days following receipt of the order. Institutions are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with a Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a Customer has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the Customer may be obliged to redeem all or a part of his or her Primary A Shares in such Fund to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


How To Exchange Shares

The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another fund when that shareholder believes that a shift between funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


If you have telephone exchange privileges, during periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the entity through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens or the Transfer Agent. Investors should consult their Institution, Stephens or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees.

How Dividends And Distributions Are Made;
Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Dividends from net investment income are declared and paid each calendar quarter by Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Dividends from net investment income are declared and paid monthly by Nations Managed Index Fund. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually.


Primary A Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Primary A Shares will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


TAX INFORMATION: Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares.

Corporate shareholders may be entitled to the dividends-received deduction for distributions from a Fund's investment in the stock of domestic corporations to the extent of the total qualifying dividends received by the Fund.

Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to the Funds' shareholders. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number or has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, a Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchanges and redemptions in-kind). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI.

Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options), and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. Government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Prospectus


                                    PRIMARY B SHARES


                                      AUGUST 1, 1997



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary B Shares (formerly called Trust B Shares).



NATIONS PRIME FUND, NATIONS TREASURY FUND, NATIONS
GOVERNMENT MONEY MARKET FUND AND NATIONS TAX EXEMPT
FUND (THE "MONEY MARKET FUNDS") SEEK TO MAINTAIN A
NET ASSET VALUE OF $1.00 PER SHARE.



INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.
This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Primary B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Portfolios is contained in separate Statements of Additional Information ("SAIs"), that have been filed with the Securities and Exchange Commission
(the "SEC") and are available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAIs for Nations Fund Trust, Nations Fund, Inc. and
Nations Portfolios each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to certain of the Funds, Gartmore Global Partners ("Gartmore") is investment sub-adviser to certain other Funds, and Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government Bond Fund. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore and/or Boatmen's as the context may require.
SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money
  Market Fund
Nations Tax Exempt Fund
EQUITY FUNDS:
Nations Value Fund

Nations Equity Income Fund
Nations International Equity Fund

Nations International Growth Fund

Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund

Nations Small Company Growth Fund
Nations Disciplined Equity Fund
INDEX FUNDS:

Nations Equity Index Fund

Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value
  Index Fund

BALANCED FUND:
Nations Balanced Assets Fund
BOND FUNDS:

Nations U.S. Government Bond Fund

Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government
  Income Fund




For Fund information call:
1-800-621-2192
Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255


TR-96131-897

(Nations Funds Logo appears here)

                            Table  Of  Contents

About The                   Prospectus Summary                                 3
   Funds                    Expenses Summary                                   5

                            Financial Highlights                               8
                            Objectives                                        19
                            How Objectives Are Pursued                        20
                            How Performance Is Shown                          37
                            How The Funds Are Managed                         40
                            Organization And History                          46

About Your                  How To Buy Shares                                 48
Investment                  How To Redeem Shares                              48
                            How To Exchange Shares                            49
                            Shareholder Servicing Arrangements                50
                            How The Funds Value Their Shares                  51
                            How Dividends And Distributions Are Made; Tax
                            Information                                       51
                            Appendix A -- Portfolio Securities                53
                            Appendix B -- Description Of Ratings              61





                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


(Bullet) MONEY MARKET FUNDS:



  (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



  (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



  (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



  (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.



(Bullet) EQUITY FUNDS:


  (Bullet) Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


  (Bullet) Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


  (Bullet) Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


  (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


  (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

  (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

  (Bullet) Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

  (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


  (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


  (Bullet) Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


(Bullet) INDEX FUNDS:



  (BULLET) Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.



  (Bullet) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

  (Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.



  (Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.


  (Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

(Bullet) BALANCED FUND:

         (BULLET) Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

(Bullet) BOND FUNDS:


         (BULLET) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.


         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

         (Bullet) Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

         (Bullet) Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds, Gartmore Global Partners provides sub-advisory services to certain other Funds and Boatmen's Capital Management, Inc. provides sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds, Index Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instru-ments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not not be able to pay principal and/or interest when due. Certain of the Funds may invest in securities of developing countries, which presents special risks such as foreign currency fluctuations and economic and political risks. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



         Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


NATIONS FUND MONEY MARKET AND EQUITY FUNDS PRIMARY B SHARES


                                                              Nations                                                     Nations
                                                              Govern-                                      Nations        Inter-
SHAREHOLDER                                                    ment                         Nations        Equity        national
TRANSACTION                  Nations Prime     Nations     Money Market    Nations Tax       Value         Income         Equity
EXPENSES                         Fund       Treasury Fund      Fund        Exempt Fund       Fund           Fund           Fund

Sales Load Imposed on
  Purchases1                        None           None           None           None           None           None           None
Deferred Sales Load                 None           None           None           None           None           None           None

                                Nations
                                Inter-         Nations        Nations
SHAREHOLDER                    national       Emerging        Pacific
TRANSACTION                     Growth         Markets        Growth
EXPENSES                         Fund           Fund           Fund
Sales Load Imposed on
  Purchases1                        None           None           None
Deferred Sales Load                 None           None           None


ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)

Management Fees
  (After Fee Waivers)               .16%           .16%           .14%           .16%           .75%           .67%           .90%
Other Expenses                      .39%           .39%           .41%           .39%           .69%           .72%           .76%
Total Operating Expenses
  (After Fee Waivers)               .55%           .55%           .55%           .55%          1.44%          1.39%          1.66%

Management Fees
  (After Fee Waivers)               .90%          1.10%           .90%
Other Expenses                      .72%          1.14%          1.02%
Total Operating Expenses
  (After Fee Waivers)              1.62%          2.24%          1.92%



1 Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution (as defined below). Institutions, however, may charge the accounts of their customers for services provided in connection with the purchase or redemption of shares.

NATIONS FUND EQUITY, INDEX AND BALANCED FUNDS PRIMARY B SHARES


                                                                                                                          Nations
                                Nations        Nations     Nations Small     Nations        Nations        Nations        Managed
SHAREHOLDER                     Capital       Emerging        Company      Disciplined      Equity         Managed       SmallCap
TRANSACTION                     Growth         Growth         Growth         Equity          Index          Index          Index
EXPENSES                         Fund           Fund           Fund           Fund           Fund           Fund           Fund

Sales Load Imposed on
  Purchases1                        None           None           None           None           None           None           None
Deferred Sales Load                 None           None           None           None           None           None           None

                                               Nations
                                               Managed
                                Nations       SmallCap
SHAREHOLDER                  Managed Value      Value         Nations
TRANSACTION                      Index          Index        Balanced
EXPENSES                         Fund           Fund        Assets Fund
Sales Load Imposed on
  Purchases1                        None           None           None
Deferred Sales Load                 None           None           None


ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)

Management Fees
(After Fee Waivers)                 .75%           .75%           .75%           .75%           .20%           .30%           .30%
Other Expenses                      .71%           .73%           .70%           .75%           .65%           .70%           .70%
Total Operating Expenses
  (After Fee Waivers)              1.46%          1.48%          1.45%          1.50%           .85%          1.00%          1.00%

Management Fees
(After Fee Waivers)                 .30%           .30%           .75%
Other Expenses                      .70%           .70%           .75%
Total Operating Expenses
  (After Fee Waivers)              1.00%          1.00%          1.50%




1 Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution (as defined below). Institutions, however, may charge the accounts of their customers for services provided in connection with the purchase or redemption of shares.


NATIONS FUND BOND FUNDS PRIMARY B SHARES

                                                                 Nations
                                                                 Short-            Nations           Nations           Nations
SHAREHOLDER                                 Nations U.S.      Intermediate       Government        Short-Term        Diversified
TRANSACTION                                Government Bond     Government        Securities          Income            Income
EXPENSES                                        Fund              Fund              Fund              Fund              Fund

Sales Load Imposed on Purchases1                   None              None              None              None              None
Deferred Sales Load                                None              None              None              None              None

                                               Nations
                                              Strategic         Nations
SHAREHOLDER                                     Fixed           Global
TRANSACTION                                    Income         Government
EXPENSES                                        Fund          Income Fund
Sales Load Imposed on Purchases1                   None             None
Deferred Sales Load                                None             None


ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)

Management Fees (After Fee Waivers)                .40%              .40%              .50%              .30%              .50%
Other Expenses                                     .70%              .57%              .80%              .60%              .75%
Total Operating Expenses (After Fee
  Waivers)                                        1.10%              .97%             1.30%              .90%             1.25%

Management Fees (After Fee Waivers)                .50%             .70%
Other Expenses                                     .70%            1.06%
Total Operating Expenses (After Fee
  Waivers)                                        1.20%            1.76%


1 Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers for services provided in connection with the purchase or redemption of shares.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Primary B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                   Nations Treasury    Nations Government   Nations Tax Exempt
                             Nations Prime Fund          Fund           Money Market Fund          Fund          Nations Value Fund

1 Year                            $       6            $       6            $       6            $       6            $      15
3 Years                           $      18            $      18            $      18            $      18            $      46
5 Years                           $      31            $      31            $      31            $      31            $      79
10 Years                          $      69            $      69            $      69            $      69            $     172


                                   Nations              Nations              Nations              Nations
                                International          Emerging              Pacific              Capital         Nations Emerging
                                 Growth Fund         Markets Fund          Growth Fund          Growth Fund          Growth Fund

1 Year                            $      16            $      23            $      19            $      15            $      15
3 Years                           $      51            $      70            $      60            $      46            $      47
5 Years                           $      88            $     120            $     104            $      80            $      81
10 Years                          $     192            $     257            $     224            $     175            $     177

                                                                             Nations                                   Nations
                                                        Nations              Managed              Nations              Managed
                                   Nations              Managed             SmallCap           Managed Value       SmallCap Value
                                Equity Index             Index                Index                Index                Index
                                    Fund                 Fund                 Fund                 Fund                 Fund

1 Year                            $       9            $      10            $      10            $      10            $      10
3 Years                           $      27            $      32            $      32            $      32            $      32
5 Years                           $      47            $      55            $      55                  N/A                  N/A
10 Years                          $     105            $     122            $     122                  N/A                  N/A

                                   Nations
                                   Short-
                                Intermediate      Nations Government         Nations                              Nations Strategic
                                 Government           Securities        Short-Term Income   Nations Diversified     Fixed Income
                                    Fund                 Fund                 Fund              Income Fund             Fund

1 Year                            $      10            $      13            $       9            $      13            $      12
3 Years                           $      31            $      41            $      29            $      40            $      38
5 Years                           $      54            $      71            $      50            $      69            $      66
10 Years                          $     119            $     157            $     111            $     151            $     145

                                   Nations              Nations
                                   Equity            International
                                 Income Fund          Equity Fund
1 Year                            $      14            $      17
3 Years                           $      44            $      52
5 Years                           $      76            $      90
10 Years                          $     167            $     197
                                   Nations              Nations
                                Small Company         Disciplined
                                 Growth Fund          Equity Fund
1 Year                            $      15            $      15
3 Years                           $      46            $      47
5 Years                           $      79            $      82
10 Years                          $     174            $     179

                                                        Nations
                              Nations Balanced      U.S. Government
                                 Assets Fund           Bond Fund
1 Year                            $      15            $      11
3 Years                           $      47            $      35
5 Years                           $      82            $      61
10 Years                          $     179            $     134

                               Nations Global
                              Government Income
                                    Fund
1 Year                            $      18
3 Years                           $      55
5 Years                           $      95
10 Years                          $     207



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary B Shares will bear either directly or indirectly. The "Other Expenses" figures in the above tables are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations Prime
Fund -- .20% and .59%, respectively; Nations Treasury Fund -- .20% and .59%, respectively; Nations Government Money Market Fund -- .40% and .81%, respectively; Nations Tax Exempt Fund -- .40% and .79%, respectively; Nations Small Company Growth Fund -- 1.00% and 1.70%, respectively; Nations Equity Index Fund -- .50% and 1.15%, respectively; Nations Managed Index Fund -- .50% and 1.20%, respectively; Nations Managed SmallCap Index Fund -- .50% and 1.20%, respectively; Nations Managed Value Index Fund -- .50% and 1.20%, respectively; Nations Managed SmallCap Value Index Fund -- .50% and 1.20%, respectively; Nations U.S. Government Bond Fund -- .60% and 1.30%, respectively; Nations Short-Intermediate Government Fund -- .60% and 1.17%, respectively; Nations Government Securities Fund -- .64% and 1.44%, respectively; Nations Short-Term Income Fund -- .60% and 1.20%, respectively; Nations Diversified Income
Fund -- .60% and 1.35%, respectively; and Nations Strategic Fixed Income
Fund -- .60% and 1.30%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


   Financial Highlights



The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below because neither Fund had yet commenced operations during the period indicated below. Financial Highlights for Primary B shares of Nations International Growth Fund are not provided below because such Fund's share class had not yet commenced operation during the period indicated below. Financial Highlights for Primary B shares of Nations Small Company Growth Fund are not provided below because such Fund's share class had not yet commenced operation during the period indicated below. Financial Highlights for Primary B shares of Nations U.S. Government Bond Fund are not provided below because such Fund's share class had not yet commenced operation during the period indicated below.



FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS PRIME FUND


                                                                                              YEAR            PERIOD
                                                                                              ENDED            ENDED
PRIMARY B SHARES                                                                            03/31/97        03/31/96(a)
Operating performance:
Net asset value, beginning of period                                                      $    1.00        $    1.00
Net investment income                                                                        0.0495           0.0447
Dividends from net investment income                                                        (0.0495)         (0.0447)
Net asset value, end of period                                                            $    1.00        $    1.00
Total return++                                                                                 5.05%            4.57%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                         $ 184,021        $  96,305
Ratio of operating expenses to average net assets                                              0.55%            0.55%+
Ratio of net investment income to average net assets                                           4.96%            5.37%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements        0.60%            0.62%+
Net investment income per share without waivers and/or reimbursements                     $  0.0491        $  0.0442

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY B SHARES                                                                            5/31/95*
Operating performance:
Net asset value, beginning of period                                                      $    1.00
Net investment income                                                                        0.0474
Dividends from net investment income                                                        (0.0474)
Net asset value, end of period                                                            $    1.00
Total return++                                                                                 4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                         $ 126,120
Ratio of operating expenses to average net assets                                              0.55%+
Ratio of net investment income to average net assets                                           4.98%+
Ratio of operating expenses to average net assets without waivers and/or reimbursements        0.63%+
Net investment income per share without waivers and/or reimbursements                     $  0.0466



 * Nations Prime Fund Primary B Shares commenced operations on June 16, 1994.


 + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS TREASURY FUND


                                                                                     YEAR                PERIOD
                                                                                     ENDED                ENDED
PRIMARY B SHARES                                                                   03/31/97            03/31/96(a)
Operating performance:
Net asset value, beginning of period                                               $    1.00            $    1.00
Net investment income                                                                 0.0484               0.0437
Dividends from net investment income                                                 (0.0484)             (0.0437)
Distributions from net realized capital gains                                             --              (0.0000)#
Net asset value, end of period                                                     $    1.00            $    1.00
Total return++                                                                          4.96%                4.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                  $  55,170            $  47,488
Ratio of operating expenses to average net assets                                       0.55%                0.55%+
Ratio of net investment income to average net assets                                    4.84%                5.27%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                        0.60%                0.62%+
Net investment income per share without waivers and/or reimbursements              $  0.0479            $  0.0432

                                                                                    PERIOD
                                                                                     ENDED
PRIMARY B SHARES                                                                   05/31/95*
Operating performance:
Net asset value, beginning of period                                               $    1.00
Net investment income                                                                 0.0449
Dividends from net investment income                                                 (0.0449)
Distributions from net realized capital gains                                        (0.0000)**
Net asset value, end of period                                                     $    1.00
Total return++                                                                          4.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                  $  56,815
Ratio of operating expenses to average net assets                                       0.55%+
Ratio of net investment income to average net assets                                    4.74%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                        0.60%+
Net investment income per share without waivers and/or reimbursements              $  0.0444



 * Nations Treasury Fund Primary B Shares commenced operations on June 16, 1994.


 ** Amount represents less than $0.0001.


 + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.



NATIONS GOVERNMENT MONEY MARKET FUND


                                                                  YEAR                PERIOD                YEAR
                                                                  ENDED                ENDED                ENDED
PRIMARY B SHARES                                                03/31/97            03/31/96(a)           11/30/95
Operating performance:
Net asset value, beginning of year                              $    1.00            $    1.00            $    1.00
Net investment income                                              0.0478               0.0165               0.0533
Distributions:
Dividends from net investment income                              (0.0478)             (0.0165)             (0.0533)
Distributions from net realized gains                                  --                   --                   --
Total distributions                                               (0.0478)             (0.0165)             (0.0533)
Net asset value, end of year                                    $    1.00            $    1.00            $    1.00
Total return++                                                       4.93%                1.66%                5.45%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                 $  19,450            $  31,581            $  27,122
Ratio of operating expenses to average net assets                    0.55%                0.55%+               0.55%
Ratio of net investment income to average net assets                 4.78%                4.95%+               5.33%
Ratio of operating expenses to average net assets without
  waivers                                                            0.82%                0.84%+               0.82%
Net investment income per share without waivers                 $  0.0451            $  0.0155            $  0.0506

                                                                 PERIOD
                                                                  ENDED
PRIMARY B SHARES                                                11/30/94*
Operating performance:
Net asset value, beginning of year                              $    1.00
Net investment income                                              0.0200
Distributions:
Dividends from net investment income                              (0.0200)
Distributions from net realized gains                             (0.0000)#
Total distributions                                               (0.0200)
Net asset value, end of year                                    $    1.00
Total return++                                                       2.02%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                 $  72,747
Ratio of operating expenses to average net assets                    0.55%+
Ratio of net investment income to average net assets                 3.54%+
Ratio of operating expenses to average net assets without
  waivers                                                            0.84%+
Net investment income per share without waivers                 $  0.0186



 * Nations Government Money Market Fund Primary B Shares commenced operations on June 16, 1994.


 + Annualized.


 ++ Total return represents aggregate total return for the periods indicated.


 # Value represents less than $0.0001 per share.


(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS TAX EXEMPT FUND


                                                                  YEAR                PERIOD                YEAR
                                                                  ENDED                ENDED                ENDED
PRIMARY B SHARES                                                03/31/97            03/31/96(a)           11/30/95
Operating performance:
Net asset value, beginning of year                              $    1.00            $    1.00            $    1.00
Net investment income                                              0.0300               0.0104               0.0335
Dividends from net investment income                              (0.0300)             (0.0104)             (0.0335)
Net asset value, end of year                                    $    1.00            $    1.00            $    1.00
Total return++                                                       3.04%                1.04%                3.39%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                 $  13,151            $   9,370            $  11,666
Ratio of operating expenses to average net assets                    0.55%                0.55%+               0.55%
Ratio of net investment income to average net assets                 3.00%                3.10%+               3.37%
Ratio of operating expenses to average net assets without
  waivers                                                            0.80%                0.83%+               0.82%
Net investment income per share without waivers                 $  0.0274            $  0.0095            $  0.0309

                                                                 PERIOD
                                                                  ENDED
PRIMARY B SHARES                                                11/30/94*
Operating performance:
Net asset value, beginning of year                              $    1.00
Net investment income                                              0.0116
Dividends from net investment income                              (0.0116)
Net asset value, end of year                                    $    1.00
Total return++                                                       1.17%
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                 $  18,207
Ratio of operating expenses to average net assets                    0.52%+
Ratio of net investment income to average net assets                 2.34%+
Ratio of operating expenses to average net assets without
  waivers                                                            0.84%+
Net investment income per share without waivers                 $  0.0102



 * Nations Tax Exempt Fund Shares commenced operations on June 16, 1994.


 + Annualized.


++ Total return represents aggregate total return for the periods indicated.


(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.



NATIONS VALUE FUND


                                                                                                            PERIOD

                                                                                                             ENDED

PRIMARY B SHARES                                                                                           03/31/97*

Operating performance:
Net asset value, beginning of period                                                                     $   17.19

Net investment income                                                                                         0.14

Net realized and unrealized gain/(loss) on investments                                                        2.10

Net increase/(decrease) in net asset value from operations                                                    2.24

Distributions:
Dividends from net investment income                                                                         (0.14)

Distributions from net realized capital gains                                                                (1.42)

Total dividends and distributions                                                                            (1.56)

Net asset value, end of period                                                                           $   17.87

Total return++                                                                                               13.20%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                     $  27,586

Ratio of operating expenses to average net assets                                                             1.47%+(c)
Ratio of net investment income to average net assets                                                          1.01%+

Portfolio turnover rate                                                                                         47%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements               1.47%+(c)
Net investment income/(loss) per share without waivers and/or expense reimbursements                     $    0.14(c)

Average commission rate paid (b)                                                                         $  0.0649




 * Nations Value Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(b) Average commission rate paid per share of securities purchased and sold by the Fund.


 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursments and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS EQUITY INCOME FUND



                                                                                                                     PERIOD

                                                                                                                      ENDED

PRIMARY B SHARES                                                                                                    03/31/97*

Operating performance:
Net asset value, beginning of period                                                                              $   13.50

Net investment income                                                                                                  0.25

Net realized and unrealized gain/(loss) on investments                                                                 1.21

Net increase/(decrease) in net asset value from operations                                                             1.46

Distributions:
Dividends from net investment income                                                                                  (0.25)

Distributions from net realized capital gains                                                                         (2.41)

Total dividends and distributions                                                                                     (2.66)

Net asset value, end of period                                                                                    $   12.30

Total return++                                                                                                        11.17%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                              $   6,484

Ratio of operating expenses to average net assets                                                                      1.41%+(c)
Ratio of net investment income to average net assets                                                                   2.59%+

Portfolio turnover rate                                                                                                 102%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                        1.41%+(
c)
Net investment income/(loss) per share without waivers and/or expense reimbursements                              $    0.25(c)

Average commission rate paid (b)                                                                                  $  0.0609




 * Nations Equity Income Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(b) Average commission rate paid per share of securities purchased and sold by the Fund.


 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursments and net investment income per share was less than 0.01% and $0.01, respectively.



NATIONS INTERNATIONAL EQUITY FUND



                                                                                                                     PERIOD

                                                                                                                      ENDED

PRIMARY B SHARES                                                                                                   03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                              $   13.65

Net investment income/(loss)                                                                                           0.01

Net realized and unrealized gain/(loss) on investments                                                                (0.09)(a)
Net increase/(decrease) in net asset value from operations                                                            (0.08)

Distributions:
Dividends from net investment income                                                                                  (0.01)

Distributions in excess of net investment income                                                                      (0.00)**

Distributions from net realized capital gains                                                                         (0.42)

Distributions in excess of net realized capital gains                                                                 (0.03)

Total dividends and distributions                                                                                     (0.46)

Net asset value, end of period                                                                                    $   13.11

Total return++                                                                                                        (0.66)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                              $   5,526

Ratio of operating expenses to average net assets                                                                      1.66%+

Ratio of net investment income/(loss) to average net assets                                                            0.12%+

Portfolio turnover rate                                                                                                  36%

Average commission rate paid (b)                                                                                  $  0.0279




 * Nations International Equity Fund's Primary B Shares commenced operations on June 28, 1996.


 ** Amount represents less than $0.01 per share.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.


 (a) The amount shown at the caption for each share outstanding throughout the period may not accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchase and withdrawals of shares in relation to the fluctuating market value of the portfolio.


(b) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS EMERGING MARKETS FUND


                                                                                                                     PERIOD

                                                                                                                     ENDED

PRIMARY B SHARES                                                                                                   03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                              $   10.71

Net investment income/(loss)                                                                                          (0.04)

Net realized and unrealized gain/(loss) on investments                                                                 0.82

Net increase/(decrease) in net asset value from operations                                                             0.78

Distributions:
Dividends from net investment income                                                                                  (0.01)

Distributions in excess of net investment income                                                                      (0.02)

Distributions from net realized capital gains                                                                         (0.06)

Total dividends and distributions                                                                                     (0.09)

Net asset value, end of period                                                                                    $   11.40

Total return++                                                                                                         7.34%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                              $     301

Ratio of operating expenses to average net assets                                                                      2.24%+

Ratio of net investment income/(loss) to average net assets                                                           (0.37)%
+
Portfolio turnover rate                                                                                                  31%

Average commission rate paid (a)                                                                                  $  0.0003




 * Nations Emerging Markets Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.


(a) Average commission rate paid per share of securities purchased and sold by the Fund.



NATIONS PACIFIC GROWTH FUND


                                                                                                                    PERIOD

                                                                                                                     ENDED

PRIMARY B SHARES                                                                                                  03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                             $   10.34

Net investment income/(loss)                                                                                          0.01

Net realized and unrealized gain/(loss) on investments                                                                0.07

Net increase/(decrease) in net asset value from operations                                                            0.08

Distributions:
Dividends from net investment income                                                                                 (0.02)

Distributions in excess of net investment income                                                                     (0.01)

Total dividends and distributions                                                                                    (0.03)

Net asset value, end of period                                                                                   $   10.39

Total return++                                                                                                        0.75%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                             $     618

Ratio of operating expenses to average net assets                                                                     1.92%+

Ratio of net investment income/(loss) to average net assets                                                          (0.11)%+

Portfolio turnover rate                                                                                                 78%

Average commission rate paid (a)                                                                                 $  0.0126




 * Nations Pacific Growth Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS CAPITAL GROWTH FUND


                                                                                                                    PERIOD

                                                                                                                     ENDED

PRIMARY B SHARES                                                                                                  03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                             $   13.96

Net investment income/(loss)                                                                                         (0.01)

Net realized and unrealized gain/(loss) on investments                                                                1.12

Net increase/(decrease) in net asset value from operations                                                            1.11

Distributions:
Dividends from net investment income                                                                                    --

Distributions from net realized capital gains                                                                        (3.39)

Total dividends and distributions                                                                                    (3.39)

Net asset value, end of period                                                                                   $   11.68

Total return++                                                                                                        7.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                             $  12,367

Ratio of operating expenses to average net assets                                                                     1.46%+(a)
Ratio of net investment income/(loss) to average net assets                                                          (0.11)%+

Portfolio turnover rate                                                                                                 75%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                       1.46%+

Net investment income/(loss) per share without waivers and/or expense reimbursements                             $   (0.01)

Average commission rate paid (b)                                                                                 $  0.0604




 * Nations Capital Growth Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


(b) Average commission rate paid per share of securities purchased and sold by the Fund.



NATIONS EMERGING GROWTH FUND


                                                                                                                    PERIOD

                                                                                                                     ENDED

PRIMARY B SHARES                                                                                                  03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                             $   15.08

Net investment income/(loss)                                                                                         (0.08)

Net realized and unrealized gain/(loss) on investments                                                               (0.85)

Net increase/(decrease) in net asset value from operations                                                           (0.93)

Distributions:
Distributions from net realized capital gains                                                                        (1.34)

Total dividends and distributions                                                                                    (1.34)

Net asset value, end of period                                                                                   $   12.81

Total return++                                                                                                       (6.80)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                             $   2,897

Ratio of operating expenses to average net assets                                                                     1.48%+(a)
Ratio of net investment income/(loss) to average net assets                                                          (0.76)%+

Portfolio turnover rate                                                                                                 93%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                       1.48%+(a)
Net investment income/(loss) per share without waivers and/or expense reimbursements                             $   (0.08)(a)
Average commission rate paid (b)                                                                                 $  0.0562




 * Nations Emerging Growth Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.


 (a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.


(b) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS DISCIPLINED EQUITY FUND


                                                                                                                  PERIOD

                                                                                                                   ENDED

PRIMARY B SHARES                                                                                                 03/31/97*

Operating performance:
Net asset value, beginning of period                                                                           $   17.84

Net investment income/(loss)                                                                                        0.03

Net realized and unrealized gain/(loss) on investments                                                              2.15

Net increase/(decrease) in net asset value from operations                                                          2.18

Distributions:
Dividends from net investment income                                                                               (0.04)

Distributions from net realized capital gains                                                                      (1.51)

Total dividends and distributions                                                                                  (1.55)

Net asset value, end of period                                                                                 $   18.47

Total return++                                                                                                     12.13%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                           $   1,121

Ratio of operating expenses to average net assets                                                                   1.54%+(b)
Ratio of net investment income/(loss) to average net assets                                                         0.20%+

Portfolio turnover rate                                                                                              120%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                     1.54%+

Net investment income/(loss) per share without waivers and/or expense reimbursments                            $    0.03

Average commission rate paid (a)                                                                               $  0.0377




 * Nations Disciplined Equity Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) The effect of interest expense on the operating expense ratio was less than 0.01%.



NATIONS EQUITY INDEX FUND


                                                                                                                   PERIOD

                                                                                                                    ENDED

PRIMARY B SHARES                                                                                                  03/31/97*

Operating performance:
Net asset value, beginning of period                                                                            $   14.13

Net investment income/(loss)                                                                                         0.16

Net realized and unrealized gain/(loss) on investments                                                               1.80

Net increase/(decrease) in net asset value from operations                                                           1.96

Distributions:
Dividends from net investment income                                                                                (0.15)

Distributions from net realized capital gains                                                                       (0.05)

Total dividends and distributions                                                                                   (0.20)

Net asset value, end of period                                                                                  $   15.89

Total return++                                                                                                      13.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                            $   5,505

Ratio of operating expenses to average net assets                                                                    0.85%+(b)
Ratio of net investment income/(loss) to average net assets                                                          1.41%+

Portfolio turnover rate                                                                                                 5%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                      1.20%+(b)
Net investment income/(loss) per share without waivers and/or expense reimbursments                             $    0.11(b)

Average commission rate paid (a)                                                                                $  0.0173




 * Nations Equity Index Fund's Primary B Shares commenced operations on June 28, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED SMALLCAP INDEX FUND


                                                                                                                  PERIOD

                                                                                                                  ENDED

PRIMARY B SHARES                                                                                                03/31/97*

Operating performance:
Net asset value, beginning of period                                                                           $   10.00

Net investment income/(loss)                                                                                        0.02

Net realized and unrealized gain/(loss) on investments                                                             (0.17)

Net increase/(decrease) in net asset value from operations                                                         (0.15)

Distributions:
Dividends from net investment income                                                                               (0.02)

Distributions in excess of net investment income                                                                   (0.00)(b)
Total dividends and distributions                                                                                  (0.02)

Net asset value, end of period                                                                                 $    9.83

Total return++                                                                                                     (1.51)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                           $      86

Ratio of operating expenses to average net assets                                                                   1.00%+

Ratio of net investment income/(loss) to average net assets                                                         0.55%+

Portfolio turnover rate                                                                                               18%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                     1.71%+

Net investment income/(loss) per share without waivers and/or expense reimbursments                            $    0.00(b)
Average commission rate paid (a)                                                                               $  0.0279




 * Nations Managed SmallCap Index Fund's Primary B Shares commenced operations on October 15, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) Amount represents less than $0.01 per share.


NATIONS BALANCED ASSETS FUND

                                                                                                                PERIOD

                                                                                                                 ENDED

PRIMARY B SHARES                                                                                               03/31/97*

Operating performance:
Net asset value, beginning of period                                                                         $   11.87

Net investment income/(loss)                                                                                      0.21

Net realized and unrealized gain/(loss) on investments                                                            0.85

Net increase/(decrease) in net asset value from operations                                                        1.06

Distributions:
Dividends from net investment income                                                                             (0.25)

Distributions from net realized capital gains                                                                    (1.54)

Total dividends and distributions                                                                                (1.79)

Net asset value, end of period                                                                               $   11.14

Total return++                                                                                                    9.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                         $   5,537

Ratio of operating expenses to average net assets                                                                 1.50%+(b)
Ratio of net investment income/(loss) to average net assets                                                       2.81%+

Portfolio turnover rate                                                                                            264%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                   1.50%+(b)
Net investment income/(loss) per share without waivers and/or expense reimbursments                          $    0.21(b)

Average commission rate paid (a)                                                                             $  0.0563



 * Nations Balanced Assets Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                                                                   PERIOD

                                                                                                                    ENDED

PRIMARY B SHARES                                                                                                 03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                          $    4.02

Net investment income/(loss)                                                                                       0.16

Net realized and unrealized gain/(loss) on investments                                                            (0.03)

Net increase/(decrease) in net asset value from operations                                                         0.13

Distributions:
Dividends from net investment income                                                                              (0.16)

Total dividends and distributions                                                                                 (0.16)

Net asset value, end of period                                                                                $    3.99

Total return ++                                                                                                    3.31%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                          $  16,980

Ratio of operating expenses to average net assets                                                                  0.98%(a)(b)+
Ratio of net investment income/(loss) to average net assets                                                        5.38%+

Portfolio turnover rate                                                                                             529%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                    1.18%(b)+

Net investment income/(loss) per share without waivers and/or expense reimbursments                           $    0.15(b)



 * Nations Short-Intermediate Government Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

NATIONS GOVERNMENT SECURITIES FUND

                                                                                                                    PERIOD

                                                                                                                    ENDED

PRIMARY B SHARES                                                                                                  03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                             $    9.51

Net investment income/(loss)                                                                                          0.40

Net realized and unrealized gain/(loss) on investments                                                               (0.12)

Net increase/(decrease) in net asset value from operations                                                            0.28

Distributions:
Dividends from net investment income                                                                                 (0.40)

Distributions from capital                                                                                       $   (0.00)(a)
Total dividends and distributions                                                                                    (0.40)

Net asset value, end of period                                                                                   $    9.39

Total return++                                                                                                        2.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                             $     755

Ratio of operating expenses to average net assets                                                                     1.30%+

Ratio of net investment income/(loss) to average net assets                                                           5.78%+

Portfolio turnover rate                                                                                                468%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                       1.44%+

Net investment income/(loss) per share without waivers and/or expense reimbursments                              $    0.39



 * Nations Government Securities Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
(a) Amount represents less than 0.01%.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                                                                             PERIOD

                                                                                                                              ENDED

PRIMARY B SHARES                                                                                                           03/31/97*
#
Operating performance:
Net asset value, beginning of period                                                                                      $    9.71

Net investment income/(loss)                                                                                                   0.41

Net realized and unrealized gain/(loss) on investments                                                                        (0.03)

Net increase/(decrease) in net asset value from operations                                                                     0.38

Distributions:
Dividends from net investment income                                                                                          (0.41)

Total dividends and distributions                                                                                             (0.41)

Net asset value, end of period                                                                                            $    9.68

Total return++                                                                                                                 3.95%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                      $     953

Ratio of operating expenses to average net assets                                                                              0.90%
(a)+
Ratio of net investment income/(loss) to average net assets                                                                    5.62%
+
Portfolio turnover rate                                                                                                         172%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                                1.20%
+
Net investment income/(loss) per share without waivers and/or expense reimbursments                                       $    0.39



 * Nations Short-Term Income Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

NATIONS DIVERSIFIED INCOME FUND

                                                                                                                     PERIOD

                                                                                                                      ENDED

PRIMARY B SHARES                                                                                                   03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                              $   10.28

Net investment income/(loss)                                                                                           0.47

Net realized and unrealized gain/(loss) on investments                                                                (0.04)

Net increase/(decrease) in net asset value from operations                                                             0.43

Distributions:
Dividends from net investment income                                                                                  (0.47)

Distributions from net realized capital gains                                                                         (0.13)

Total dividends and distributions                                                                                     (0.60)

Net asset value, end of period                                                                                    $   10.11

Total return++                                                                                                         4.22%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                              $      41

Ratio of operating expenses to average net assets                                                                      1.25%(a)+

Ratio of net investment income/(loss) to average net assets                                                            6.23%+

Portfolio turnover rate                                                                                                 278%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                        1.35%(a)+

Net investment income/(loss) per share without waivers and/or expense reimbursments                               $    0.47(a)


 * Nations Diversified Income Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
(a) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY B SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                                                           PERIOD

                                                                                                            ENDED

PRIMARY B SHARES                                                                                         03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                    $    9.81

Net investment income/(loss)                                                                                 0.41

Net realized and unrealized gain/(loss) on investments                                                      (0.08)

Net increase/(decrease) in net asset value from operations                                                   0.33

Distributions:
Dividends from net investment income                                                                        (0.41)

Distributions from net realized capital gains                                                               (0.11)

Distributions from capital                                                                              $   (0.00)(a)
Total dividends and distributions                                                                       $   (0.52)

Net asset value, end of period                                                                          $    9.62

Total return++                                                                                               3.35%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $  29,235

Ratio of operating expenses to average net assets                                                            1.21%(b)+
Ratio of net investment income/(loss) to average net assets                                                  5.48%+

Portfolio turnover rate                                                                                       368%

Ratio of operating expenses to average net assets without waivers and/or expense reimbursements              1.31%(b)+
Net investment income/(loss) per share without waivers and/or expense reimbursments                     $    0.43(b)



 * Nations Strategic Fixed Income Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.
(a) Amount represents less than $0.01.
(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

NATIONS GLOBAL GOVERNMENT INCOME FUND

                                                                                                                  PERIOD

                                                                                                                   ENDED

PRIMARY B SHARES                                                                                                03/31/97*#

Operating performance:
Net asset value, beginning of period                                                                            $   10.13

Net investment income/(loss)                                                                                         0.43

Net realized and unrealized gain/(loss) on investments                                                              (0.22)

Net increase/(decrease) in net asset value from operations                                                           0.21

Distributions:
Dividends from net investment income                                                                                (0.32)

Distributions in excess of net investment income                                                                    (0.07)

Distributions from net realized capital gains                                                                       (0.16)

Total dividends and distributions                                                                                   (0.55)

Net asset value, end of period                                                                                  $    9.79

Total return++                                                                                                       1.93%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                            $       5

Ratio of operating expenses to average net assets                                                                    1.76%+
Ratio of net investment income/(loss) to average net assets                                                          4.10%+
Portfolio turnover rate                                                                                               100%



 * Nations Global Government Income Fund's Primary B Shares commenced operations on June 28, 1996.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.

   Objectives

MONEY MARKET FUNDS:


Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.



NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.



EQUITY FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.


NATIONS EQUITY INCOME FUND: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.


NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.


NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.


NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


INDEX FUNDS:



NATIONS EQUITY INDEX FUND: Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.



NATIONS MANAGED INDEX FUND: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.



NATIONS MANAGED SMALLCAP INDEX FUND: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.



NATIONS MANAGED VALUE INDEX FUND: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

BOND FUNDS:

NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued

MONEY MARKET FUNDS:


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers including pass-through certificates representing participation in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations, in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Funds to value their investments on the basis of amortized cost (see "How the Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturity provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined by present minimal credit risks and that at the time of acquisition are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of the total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.


EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price-to-earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.


The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in U.S. Government Obligations and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's), have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index1 (the "S&P 500 Index"), with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

(Bullet) are income producing;
(Bullet) appear undervalued relative to the S&P 500 Index on a risk adjusted basis; and
(Bullet) have favorable trends in personal stock ownership by the underlying company's officers and/or directors.


To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The secur-

1 "Standard & Poor's 500" is a registered service mark of Standard & Poor's
  Corporation ("S&P").

ities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.


The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a NRSRO or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), and money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund also may invest in ADRs, GDRs, EDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.


The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various crite-ria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs, and ADSs.


The Fund may invest in ADRs, EDRs, GDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.


NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following types of companies:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS EMERGING GROWTH FUND: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its assets in foreign securities.



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World
Bank) and money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price-to-earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser. Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes, if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."



GENERAL: Each Equity Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, each Equity Fund may invest in real estate investment trust securities and may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may invest in forward foreign exchange contracts.



INDEX FUNDS:



NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value. Subject to applicable law, the Fund will purchase stock of NationsBank Corporation to the extent of its proportional make-up of the S&P 500 Index.



The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.


The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

The correlation between the performance of Nations Equity Index Fund (before fees and expenses) and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. government securities.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks.


NATIONS MANAGED INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.



The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event the Fund will invest at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED SMALLCAP INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index (the "S&P 600 Index").2 The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the Index over time.



From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400 to 500 holdings that capture the investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/BARRA Value Index. The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a higher than average price-to-book ratio. Because of their higher than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than

2 "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs in the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have higher price-to-book ratios are included in the S&P/BARRA Value Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to lenders in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government obligations ("U.S. Government Obligations") and repurchase agreements.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser, believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates or deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.


ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a bench-mark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial sectors than the S&P 600 Index.


The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.


GENERAL: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser to the Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the mid-point of the bid/ask spread and at a reduced commission rate.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under the normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by an NRSRO, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


BOND FUNDS:



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs," real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


The Fund also may invest in "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS GOVERNMENT SECURITIES FUND: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to 6 years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.


The Fund may invest in corporate convertible and non-convertible debt obligations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSRO's, or if not so rated, determined by the Adviser to be of comparable quality.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend paying preferred and common stock.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.


The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.


The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the 1940 Act. The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than 15 years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. The Fund also may invest in money market instruments.


GENERAL: Each of the Balanced and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in forward foreign exchange contracts. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds may also invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.


Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.


PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Index Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, except for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, see "Financial Highlights." While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund will not exceed 25%. With respect to Nations International Growth Fund, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed 100%.



RISK CONSIDERATIONS: Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, I.E., that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL EQUITY FUND, NATIONS INTERNATIONAL GROWTH FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of these Funds presents unique risks of which investors should be aware.



Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The above risk considerations are also relevant to an investment in Nations International Growth Fund.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for an additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE INDEX FUNDS: The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.

The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.



Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, as amended in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.



The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

NATIONS MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


NON-MONEY MARKET FUNDS: From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF THE CTFS AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE CTFS OR THE FUNDS.



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
INDICATED THROUGH MARCH 31, 1997



                                                                  Since
                            One         Three        Five       Inception
                           Year         Year         Year      (12/31/88)**

Enhanced Equity Index
  Common Trust Fund*      19.98%       22.31%       16.08%       16.52%
S&P 500 Index             19.77%       22.28%       16.39%       16.28%
Lipper S&P 500 Index
  Funds Average***        19.19%       21.73%       15.89%       15.66%



ANNUAL TOTAL RETURNS



                                Enhanced                     Lipper Equity
                              Equity Index                       Index
                              Common Trust        S&P            Funds
Year                             Fund*         500 Index       Average***

1989                             34.12%          31.55%          30.58%
1990                             -1.52%          -3.15%          -3.57%
1991                             31.72%          30.56%          29.65%
1992                              5.52%           7.64%           7.12%
1993                             10.47%           9.99%           9.52%
1994                              0.69%           1.31%           0.90%
1995                             37.66%          37.45%          36.82%
1996                             23.62%          23.08%          22.30%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
INDICATED THROUGH MARCH 31, 1997



                                                         Since
                                            One        Inception
                                            Year       (10/1/95)

Enhanced Small Cap Equity Index Common
  Trust Fund*                              11.76%        11.68%
S&P 600 Index                              8.39%         9.83%

 * The total returns reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.



 ** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.



*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.


Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by Gartmore plc, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of Gartmore plc who were responsible for managing those accounts and the portfolio managers of Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF GARTMORE OR THE FUNDS.



PACIFIC EX-JAPAN COMPOSITE



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                      One Year         Two Years        Three Years       Four Years
Pacific Ex-Japan
 Composite                3.95%             8.44%             7.79%           17.11%
Morgan Stanley
 Capital Int'l.
 Combined
 Far East
 (Ex-Japan)
 Free Indexl             -2.44%             8.58%             7.08%           15.62%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                                                                           Since
                                          Six                            Inception
                     Five Years          Years         Seven Years       (1/1/88)

Pacific Ex-Japan
 Composite               18.84%           18.08%           14.79%           20.42%
Morgan Stanley
 Capital Int'l.
 Combined
 Far East
 (Ex-Japan)
 Free Indexl             16.69%           16.61%           15.77%           19.02%



ANNUAL TOTAL RETURNS*



                                                         Morgan Stanley
                                                             Capital
                                                          International
                                        Pacific         Combined Far East
                                       Ex-Japan            (Ex-Japan)
                                       Composite           Free Indexl
1988                                       11.9%                30.0%
1989                                      58.40%                32.1%
1990                                        0.0%                -6.5%
1991                                       22.1%                31.0%
1992                                       22.9%                21.8%
1993                                      110.0%               103.4%
1994                                      -13.9%               -17.5%
1995                                        4.0%                 8.8%
1996                                       13.5                 11.1



 * The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



l The Morgan Stanley Capital International Combined Far East (Ex-Japan) Free
  Index is a capitalization-weighted index that tracks 7 countries and represents only those securities that are available for investment by international investors; many issues are still restricted to domestic investors in certain Pacific Basin countries.



EMERGING MARKETS COMPOSITE



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                                                                           Four Years
                                                                              Since
                                                                            Inception
                       One Year         Two Years        Three Years         1/1/93
Emerging Markets
 Composite                 16.2%             11.1%             -1.8%            10.2%
IFC Investables
 Indexl                    11.4%             13.4%              3.1%           13.39%



ANNUAL TOTAL RETURNS*



                                       Emerging
                                        Markets          IFC Investables
                                       Composite             Indexl
1993                                       76.5%                79.6%
1994                                      -19.0%               -12.0%
1995                                      -11.3%                -8.5%
1996                                       13.0%                 9.4%



 * The average annual total returns and annual total returns have been calculated since inception (1/1/93) and are net of fees. The fees for these accounts were 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



l The IFC Investables Index includes over 1,100 stocks representing 27 stock markets in developing countries, and reflects the accessibility of markets and individual stocks for foreign ownership.

GLOBAL GOVERNMENT BOND
EX-U.K. COMPOSITE



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*



                              One Year            Two Years           Three Years
Global Government Bond
 Ex-U.K.
 Composite**                      -1.2%                4.4%                 6.1%
J.P. Morgan Global
 Government Bonds
 Indexl                            1.0%                3.9%                 6.5%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997**



                                                                            Since
                                                                          Inception
                                Four Years           Five Years            10/1/90
Global Government Bond Ex-
 U.K. Composite**                     6.2%                 8.4%              10.31%
J.P. Morgan Global
 Government Bonds Indexl              6.5%                 7.9%               8.97%



ANNUAL TOTAL RETURNS*



                                        Global             J.P. Morgan
                                      Government              Global
                                     Bond Ex-U.K.           Government
                                       Composite           Bonds Indexl
1991                                       20.8%                 16.0%
1992                                        4.8%                  5.2%
1993                                       15.0%                 11.6%
1994                                       -0.9%                  1.5%
1995                                       22.8%                 19.6%
1996                                        0.6%                  3.5%



 * The average annual total returns and annual total returns have been calculated since inception (10/1/90) and are net of fees. The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.



** The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.



l The J.P. Morgan Global Government Bonds Index is a capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East.



Set forth below is the average annual total return and annual total return for Nations International Equity Fund for the periods ending March 31, 1997:


NATIONS INTERNATIONAL
EQUITY FUND



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997



                                                                        Since Inception
                         One Year        Three Years      Five Years      on 12/2/91
Nations
 International
 Equity Fund                 1.32%            6.23%            8.24%           7.10%
Morgan Stanley
 Capital
 International EAFE
 Indexl                      1.46%            6.53%           10.57%           6.01%



ANNUAL TOTAL RETURNS



                                                         Morgan Stanley
                                        Nations             Capital
                                     International     International EAFE
                                      Equity Fund            Indexl
1992                                       -8.6%               -12.2%
1993                                      27.21%                32.6%
1994                                        2.6%                 7.8%
1995                                        8.5%                11.2%
1996                                        8.5%                 6.1%



l The Morgan Stanley Capital International EAFE Index represents an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary B Shares, the Money Market Funds offer Primary A, Investor A, Investor B, Investor C and Daily Shares. In addition to Primary B Shares, the Non-Money Market Funds offer Primary A, Investor A, Investor B (formerly Investor N) and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an Investor's Institution, as defined below or by calling Nations Funds at the toll-free number indicated on the cover.


   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc. and Nations Portfolio's SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore or Boatmen's serves as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to sub-advisory agreements. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company, which is the holding company for a leading UK-based international fund management group of companies. National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore Investment Management plc.



Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; .50% of the average daily net assets of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, and Nations Equity Index Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; .60% of the average daily net assets of each of Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund, Nations International Growth Fund and Nations Pacific Growth Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; and .70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay to TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .055% of the average daily net assets of Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, and Nations Tax Exempt Fund; .10% of the average daily net assets of each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, and Nations Equity Index Fund; .15% of the average daily net assets of each of Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; .20% of the average daily net assets of each of Nations Equity Income Fund; and .25% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund.



For services provided pursuant to sub-advisory agreements, NBAI will pay Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: .70% of Nations International Equity Fund's average daily net assets; .85% of Nations Emerging Markets Fund's average daily net assets; .70% of Nations Pacific Growth Fund's average daily net assets; and .54% of Nations Global Government Income Fund's average daily net assets. For services provided and expenses assumed, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .40% of Nations International Growth Fund's average daily net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. As of the date of this prospectus, the Board of Directors has approved, and recommended to shareholders that they approve, an increase in the fees to be paid by NBAI to Gartmore to .70% of Nations International Growth Fund's average daily net assets. This increase will be implemented as soon as practicable following receipt of shareholder approval.



For services provided pursuant to a sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees at the rate of 0.15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or TradeStreet, Gartmore or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory or sub-advisory fees and/or expenses payable by a Fund.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Fund's average daily net assets:
Nations Government Money Market Fund -- .14%, Nations Tax Exempt Fund -- .16%, Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Equity Index Fund -- .19%, Nations Managed Index Fund -- .06%, Nations Managed SmallCap Index Fund -- .00%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income
Fund -- .30%, Nations Diversified Income Fund -- .50%, and Nations Strategic Fixed Income Fund -- .50%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16%, Nations Treasury Fund -- .16%, Nations Equity Income Fund -- .67%, Nations International Equity Fund -- .90% and Nations Government Securities Fund -- .50%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10%, Nations Pacific Growth Fund -- .90%; and Nations Global Government Income Fund -- .70%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- 0.55%; Nations Tax Exempt Fund -- 0.55%; Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- 0.25%, Nations Disciplined Equity Fund -- .25%, Nations Equity Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Prime Fund -- .055%, Nations Treasury Fund -- .055%, Nations Equity Income Fund -- .20% and Nations Government Securities Fund -- .15%.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Small Company Growth Fund (formerly the Pilot Small Capitalization Equity Fund) -- .75%, Nations International

Growth Fund (formerly the Pilot International Equity Fund) -- .48%, and Nations U.S. Government Bond Fund) formerly the Pilot U.S. Government Securities
Fund) -- .40%. During the same period, after waivers, the Pilot Funds paid Kleinwort Benson Investment Management Americas Inc., under a previous sub-advisory agreement, sub-advisory fees at the rate of .32% of Nations International Growth Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid Gartmore under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70% and Nations Global Government Income Fund -- .54% and Nations International Equity
Fund -- .70%.



Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Sharon M. Herrmann is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager for Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Stephen Watson is Principal Portfolio Manager of Nations International Equity Fund and has been the Portfolio Manager since February, 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Head of the International and Global Portfolio Team. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Montagu. Mr. Watson is a member of the Securities Institute.


Philip J. Sanders is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeadeau has been Portfolio Manager of the Funds since June 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an A.B. in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.



Jeffery C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He also is the Portfolio Manager of the Nations Disciplined Equity Fund and has been since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.


Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.


Brad Pope is a Product Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Funds fixed income funds. Mr. Pope has been the portfolio manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.



Mark S. Ahnrud is a Director of Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options-trading for Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance from Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a mem-ber of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.


Mark Rimmer is Principal Portfolio Manager of Nations Global Government Income Fund and has been the Portfolio Manager since the Fund's inception. He has been associated with Gartmore since 1990 as an International Fixed Income Fund Manager. Previously, Mr. Rimmer managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University with a degree in Economics.

Philip Ehrmann is Principal Portfolio Manager of Nations Emerging Markets Fund and is the Head of the Gartmore Emerging Markets Team. He has been the Portfolio Manager for the Fund since 1995. Prior to joining Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Principal Portfolio Manager of Nations Pacific Growth Fund and has been the Portfolio Manager since the Fund's inception. She has been associated with Gartmore since 1990 as the London based manager on its Far East Team. Previously, Ms. Teoh managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.


Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.



The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .09%, Nations Tax Exempt Fund -- .09%, Nations Value
Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth
Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10% and Nations Strategic Fixed Income Fund -- .10%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09%, Nations Treasury Fund -- .09%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10% and Nations Government Securities
Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid its administrators combined fees at the rates of the following Funds' average daily net assets: Nations Emerging Markets
Fund -- .10%, Nations Pacific Growth Fund -- .10% and Nations Global Government Income Fund -- .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary B Shares of the Funds.



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of all Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.



Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.


EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Primary B Shares, are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Primary B Shares also bear certain shareholder servicing and shareholder administration costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios, Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B (formerly Investor N) Shares and Investor C Shares. Certain funds, however, do not offer shares of each class. This Prospectus relates only to the Primary B Shares of the following funds of Nations Fund Trust: Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of the following funds of Nations Fund, Inc.: Nations Equity Income Fund, Nations Prime Fund, Nations Treasury Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund, Nations International Equity Fund, Nations International Growth Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

PENDING LEGAL PROCEEDINGS: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens, Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

About Your Investment

   How To Buy Shares


Primary B Shares may be purchased through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) ("Institutions") that have entered into a shareholder administration agreement (an "Administration Agreement") or a shareholder servicing agreement (a "Servicing Agreement") with Nations Funds and/or a selling agreement with Stephens.


Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.


Purchases of Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.


There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


Pursuant to the Administration and Servicing Agreements, Institutions will provide various shareholder services for their Customers that own Primary B Shares. From time to time, Nations Funds may voluntarily reduce the maximum fees payable for shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary B Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary B Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled.



EFFECTIVE TIME OF PURCHASES -- NON-MONEY
MARKET FUNDS: Purchase orders for Primary B Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.



Primary B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. Institutions are responsible for transmitting orders for purchases of Primary B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.



   How To Redeem Shares



Customers may redeem all or part of their Primary B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders that it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary B

Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.


With respect to Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institutions. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving a redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), for execution on that Business Day.



With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.



Nations Funds may redeem a shareholder's Primary B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary B Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares

The exchange feature enables a shareholder of Primary B Shares of a Fund to acquire Primary B Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary B Shares for Primary B Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary B Shares may be exchanged by directing a request directly to the Institution through which the original Primary B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   Shareholder Servicing Arrangements



The Money Market Funds have adopted a Shareholder Servicing Plan (the "Servicing Plan") pursuant to which Primary B Shares are sold through Institutions which enter into Servicing Agreements with Nations Funds. The Servicing Agreements require Institutions to provide shareholder services to their Customers who from time to time beneficially own Primary B Shares in return for payment by the Fund at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Holders of Primary B Shares will bear all fees paid to Institutions under the Servicing Plan.



Such shareholder services supplement the services provided by Stephens, First Data and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions in Primary B Shares; providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Primary B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.



The Non-Money Market Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Primary B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.60% of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed 0.25% of the average daily net asset value of such Primary B Shares of a Fund. Holders of Primary B Shares will bear all fees paid to Institutions under the Administration Plan.


Such shareholder administration services supplement the services provided by Stephens, First Data and the Transfer Agent to shareholders of record. The shareholder administration services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Servicing or Administration Plan at any time, and payments are subject to the continuation of the Servicing or Administration Plan described above and the terms of the Servicing or Administration Agreement ,as the case may be, between Institutions and Nations Funds. See the SAIs for more details on the Servicing or Administration Plan.


The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act.


Nations Funds understands that Institutions may charge fees to their Customers who are the owners of Primary B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Servicing or Administration Agreement with Nations Funds. The Servicing or Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Funds and any other compensation payable by the Customers in connection with the investment of their assets in Primary B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.



Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Funds in connection with the investment of fiduciary assets in Primary B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Primary B Shares.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.



With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.


   How Dividends And Distributions Are Made;
   Tax Information


MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.



NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. Dividends from net investment income are declared and paid each calendar quarter by all other Equity Funds, Index Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary B Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary B Shares of the Equity Funds, Index Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Primary B Shares in the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary B Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Primary B Shares will be reduced by the amount of administration fees payable to Institutions under the Administration Agreements.

TAX INFORMATION: Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to such Funds' shareholders. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Portions of the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consists of securities it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.



NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.



The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospec-tus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning, investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce pay-ments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



The Funds (except Nations Tax Exempt Fund and Nations International Growth Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets. Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



Eurodollar obligations, Yankee dollar obligations and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.



BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.



Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.



COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments that: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities).

Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


Certain Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general as separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by Nations Prime Fund may be subject to this limitation.


If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Certain of the Funds may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.



Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.



Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user or the facility involved.



Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal Securities also may include municipal lease obligations, including certificates of participation in municipal leases, and units of participation in trusts holding pools of tax-exempt leases. A Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. Each Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its total assets unless the Adviser determines that the municipal lease obligations are liquid pursuant to guidelines established by the Funds' Boards. Pursuant to these guidelines, the Adviser, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Funds expect that they will only purchase rated municipal lease obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.



A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.



A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in Municipal Securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax-Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.



Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along

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with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.



SHORT-TERM TRUST OBLIGATIONS: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Funds may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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
     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service prin-
     cipal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

Prospectus


                                  INVESTOR A SHARES
                                     AUGUST 1, 1997



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor A
Shares.


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc. is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Funds at its address or telephone number shown below. The SAIs dated August 1, 1997 are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                     Nations Prime Fund

                                                     Nations Treasury Fund

                                                     Nations Government Money
                                                     Market Fund

                                                     Nations Tax Exempt Fund


                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                       FUNDS


NF-96132-897

                             Table  Of  Contents

About The Funds

                             Prospectus Summary                                3

                             Expenses Summary                                  4

                             Financial Highlights                              5


                             Objectives                                       10



                             How Objectives Are Pursued                       10



                             How Performance Is Shown                         13



                             How the Funds Are Managed                        14



                             Organization And History                         18




                             How To Buy Shares                                20


About Your
Investment



                             How To Redeem Shares                             22



                             How To Exchange Shares                           24



                             Shareholder Servicing And Distribution Plans     25



                             How The Funds Value Their Shares                 26



                             How Dividends And Distributions Are Made; Tax
                             Information                                      27



                             Appendix A -- Portfolio Securities               28



                             Appendix B -- Description Of Ratings             36



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

         (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."


(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES
                                                                                                      Nations
                                                             Nations Prime    Nations Treasury   Government Money
SHAREHOLDER TRANSACTION EXPENSES                                 Fund               Fund            Market Fund

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge                                               None               None               None


                                                              Nations Tax
SHAREHOLDER TRANSACTION EXPENSES                              Exempt Fund
Sales Load Imposed on Purchases                                     None
Deferred Sales Charge                                               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                 .16%               .16%               .14%
Rule 12b-1 Fees                                                     .10%               .10%               .10%
Other Expenses                                                      .39%               .39%               .41%
Total Operating Expenses (After Fee Waivers)                        .65%               .65%               .65%

Management Fees (After Fee Waivers)                                 .16%
Rule 12b-1 Fees                                                     .10%
Other Expenses                                                      .39%
Total Operating Expenses (After Fee Waivers)                        .65%


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                              Nations Treasury    Nations Government
                                                        Nations Prime Fund          Fund           Money Market Fund

1 Year                                                           $ 7                $ 7                $ 7
3 Years                                                          $21                $21                $21
5 Years                                                          $36                $36                $36
10 Years                                                         $81                $81                $81

                                                        Nations Tax Exempt
                                                               Fund
1 Year                                                          $ 7
3 Years                                                         $21
5 Years                                                         $36
10 Years                                                        $81



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. Certain figures in the above table are based on amounts incurred during each Fund's most recent fiscal year and have been restated as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."

Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Government Money Market Fund -- .40% and .91% respectively; Nations Tax Exempt Fund -- .40% and .89%, respectively. Nations Prime Fund -- .20% and .69%, respectively; and Nations Treasury Fund -- .20% and .69%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                               YEAR           PERIOD           YEAR            YEAR            YEAR            YEAR
                              ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
INVESTOR A SHARES            03/31/97      03/31/96(a)       05/31/95        5/31/94         5/31/93         5/31/92
Operating performance:
Net asset value,
  beginning of period      $      1.00     $      1.00     $      1.00     $     1.00      $     1.00      $    1.00
Net investment income           0.0485          0.0438          0.0475         0.0283          0.0293         0.0470
Dividends from net
  investment income            (0.0485)        (0.0438)        (0.0475)       (0.0283)        (0.0293)       (0.0470)
Total dividends and
  distributions                (0.0485)        (0.0438)        (0.0475)       (0.0283)        (0.0293)       (0.0470)
Net asset value, end of
  period                   $      1.00     $      1.00     $      1.00     $     1.00      $     1.00      $    1.00
Total return++                    4.96%           4.48%           4.85%          2.86%           2.97%          4.81%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of
  period (in 000's)        $ 1,157,724     $ 1,099,490     $   698,358     $  511,833      $  306,376      $ 281,101
Ratio of operating
  expenses to average
  net assets                      0.65%           0.65%+          0.75%          0.65%           0.65%          0.65%
Ratio of net investment
  income to average net
  assets                          4.86%           5.27%+          4.78%          2.85%           2.90%          4.67%
Ratio of operating
  expenses to average
  net assets without
  waivers and/or expense
  reimbursements                  0.70%           0.72%+          0.83%          0.72%           0.71%          0.77%
Net investment income
  per share without
  waivers and/or expense
  reimbursements           $    0.0481     $    0.0433     $    0.0467     $   0.0276      $   0.0287      $  0.0458

                              PERIOD
                              ENDED
INVESTOR A SHARES            5/31/91*
Operating performance:
Net asset value,
  beginning of period      $    1.00
Net investment income         0.0617
Dividends from net
  investment income          (0.0617)
Total dividends and
  distributions              (0.0617)
Net asset value, end of
  period                   $    1.00
Total return++                  7.31%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of
  period (in 000's)        $ 144,202
Ratio of operating
  expenses to average
  net assets                    0.65%+
Ratio of net investment
  income to average net
  assets                        6.69%+
Ratio of operating
  expenses to average
  net assets without
  waivers and/or expense
  reimbursements                0.79%+
Net investment income
  per share without
  waivers and/or expense
  reimbursements           $  0.0603


  * Nations Prime Fund Investor A Shares commenced operations on July 16, 1990. + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND

                               YEAR          PERIOD          YEAR           YEAR           YEAR            YEAR
                               ENDED          ENDED          ENDED          ENDED          ENDED           ENDED
INVESTOR A SHARES            03/31/97      03/31/96(a)     05/31/95        5/31/94        5/31/93         5/31/92
Operating performance:
Net asset value,
  beginning of period       $    1.00      $    1.00      $    1.00      $    1.00      $    1.00      $    1.00
Net investment income       $  0.0474         0.0429         0.0457         0.0262         0.0272         0.0448
Dividends from net
  investment income         $ (0.0474)       (0.0429)       (0.0457)       (0.0262)       (0.0272)       (0.0448)
Distributions from net
  realized capital gains           --        (0.0000)#      (0.0000)#           --             --             --
Total dividends and
  distributions            $  (0.0474)       (0.0429)       (0.0457)       (0.0262)       (0.0272)       (0.0448)
Net asset value, end of
  period                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Total return++                   4.85%          4.36%          4.65%          2.67%          2.77%          4.57%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of period
  (in 000's)               $  719,199     $   89,584     $  107,475     $   74,195     $  105,828     $   90,917
Ratio of operating
  expenses to average net
  assets                         0.65%          0.65%+         0.67%          0.65%          0.65%          0.64%
Ratio of net investment
  income to average net
  assets                         4.74%          5.17%+         4.62%          2.62%          2.67%          4.47%
Ratio of operating
  expenses to average net
  assets without waivers
  and/or expense
  reimbursements                 0.70%          0.72%+         0.72%          0.71%          0.71%          0.76%
Net investment income per
  share without waivers
  and/or expense
  reimbursements           $   0.0469     $   0.0424     $   0.0452     $   0.0257     $   0.0266     $   0.0435

                               PERIOD
                                ENDED
INVESTOR A SHARES             5/31/91*
Operating performance:
Net asset value,
  beginning of period       $    1.00
Net investment income          0.0592
Dividends from net
  investment income           (0.0592)
Distributions from net
  realized capital gains           --
Total dividends and
  distributions               (0.0592)
Net asset value, end of
  period                   $     1.00
Total return++                   6.98%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of period
  (in 000's)               $   37,265
Ratio of operating
  expenses to average net
  assets                         0.61%+
Ratio of net investment
  income to average net
  assets                         6.53%+
Ratio of operating
  expenses to average net
  assets without waivers
  and/or expense
  reimbursements                 0.83%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements           $   0.0570


  * Nations Treasury Fund Investor A Shares commenced operations on July 16,
    1990.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.0001.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND


                               YEAR          PERIOD          YEAR           YEAR           YEAR            YEAR           PERIOD
                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED           ENDED
INVESTOR A SHARES            03/31/97      03/31/96(a)     11/30/95       11/30/94       11/30/93        11/30/92       11/30/91*
Operating performance:
  Net asset value,
  beginning of period       $    1.00      $    1.00      $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Net investment income       $  0.0468         0.0162         0.0522         0.0340         0.0256         0.0358          0.0571
Dividends from net
  investment income         $ (0.0468)       (0.0162)       (0.0522)       (0.0340)       (0.0256)       (0.0358)        (0.0571)
Dividends from net
  realized capital gains           --             --             --        (0.0000)#           --             --              --
Total dividends and
  distributions             $ (0.0468)       (0.0162)       (0.0522)       (0.0340)       (0.0256)       (0.0358)        (0.0571)
Net asset value, end of
  period                    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Total return++                   4.80%          1.62%          5.34%          3.45%          2.60%          3.63%+++        5.86%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of period
  (in 000's)                $  18,717      $  48,742      $  26,175      $  20,173      $  10,499      $  13,851       $   8,949
Ratio of operating
  expenses to average net
  assets                         0.65%          0.65%+         0.65%          0.65%          0.61%          0.42%           0.43%+
Ratio of net investment
  income to average net
  assets                         4.68%          4.85%+         5.23%          3.44%          2.60%          3.55%           5.49%+
Ratio of operating
  expenses to average net
  assets without waivers         0.92%          0.94%+         0.92%          0.94%          0.87%          0.58%           0.62% +
Net investment income per
  share without waivers
  and/or expense
  reimbursements            $  0.0441      $  0.0152      $  0.0495      $  0.0311      $  0.0231      $  0.0341       $  0.0551


  * Nations Government Money Market Fund Investor A Shares commenced operations on February 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.0001 per share.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TAX EXEMPT FUND


                               YEAR          PERIOD          YEAR           YEAR           YEAR            YEAR           PERIOD
                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED           ENDED
INVESTOR A SHARES            03/31/97      03/31/96(a)     11/30/95       11/30/94       11/30/93        11/30/92       11/30/91*
Operating performance:
  Net asset value,
  beginning of period       $    1.00      $    1.00      $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Net investment income       $  0.0300         0.0104         0.0335         0.0231         0.0198         0.0266          0.0422
Dividends from net
  investment income         $ (0.0300)       (0.0104)       (0.0335)       (0.0231)       (0.0198)       (0.0266)        (0.0422)
Total dividends and
  distributions             $ (0.0300)       (0.0104)       (0.0335)       (0.0231)       (0.0198)       (0.0266)        (0.0422)
Net asset value, end of
  period                    $    1.00      $    1.00      $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Total return++                   3.04%          1.04%          3.40%          2.36%          2.00%          2.68%+++        4.30%+++
Ratios to average net
  assets/supplemental
  data:
Net assets, end of period
  (in 000's)                $ 145,337      $ 128,414      $ 126,207      $ 151,714      $ 119,552      $  80,158       $   1,690
Ratio of operating
  expenses to average net
  assets                         0.55%          0.55%+         0.55%          0.52%          0.48%          0.55%           0.42%+
Ratio of net investment
  income to average net
  assets                         3.00%          3.10%+         3.37%          2.34%          1.98%          2.50%           4.23%+
Ratio of operating
  expenses to average net
  assets without waivers
  and/or expense
  reimbursements                 0.80%          0.83%+         0.82%          0.84%          0.84%          0.72%           0.60%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements            $  0.0274      $  0.0095      $  0.0309      $  0.0199      $  0.0162      $  0.0248       $  0.0404


  * Nations Tax Exempt Fund Investor A Shares commenced operations on April 5, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."



INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.


   How Performance Is Shown

From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling agents and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor B, Investor C and Daily Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 20% of the combined average daily net assets of such Funds in excess of $250 million; and 40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund. In addition, the Adviser may from time to time compensate Agents, as defined below, for providing certain services to customers.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .14% and Nations Tax Exempt
Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16% and Nations Treasury Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Prime Fund -- .055% and Nations Treasury Fund -- .055%.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysis.

Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.

Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to
 .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .09% and Nations Tax Exempt Fund -- .09%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09% and Nations Treasury Fund -- .09%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-

Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens that provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor A Shares may bear certain class specific expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. This Prospectus relates only to the Investor A Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of instances where the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC. Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the

Investor A Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Investor A Shares are available to the following categories of Investors:



     (Bullet) Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts.



     (Bullet) Directors, officers, and employees of NationsBank Corporation, its affiliates and subsidiaries.



     (Bullet) Individuals investing a distribution received from a NationsBank trust account and certain other rollovers or distributions received from NationsBank fiduciary accounts.



     (Bullet) Current Investor A shareholders who purchased Investor A Shares prior to August 1, 1997.



     (Bullet) Employee benefit plans making an initial investment of $1 million or more in the Nations Funds Family.



     (Bullet) Investors who purchase shares through a cash sweep option in connection with a brokerage or similar account.



     (Bullet) Investors who purchase shares through a mutual fund "supermarket."



     (Bullet) Investors (other than those described above) investing $1 million or more in the Nations Funds Family through an Agent (as defined below) (a "Substantial Investor"). In determining whether an investor qualifies as a Substantial Investor, all current holdings of Funds in the Nations Funds Family other than the Nations Funds money market or index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, will be considered.



Purchase orders for Investor A Shares may be placed directly with a Fund or through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."



Purchases of Investor A Shares through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"), are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



OPENING AN ACCOUNT DIRECTLY WITH A FUND: Certain investors may open a regular (non-retirement) account directly with a Fund, either by mail or by wire.


BY MAIL: Investors should complete a New Account Application and forward it, along with a check made payable to the Fund, to:


Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602



BY WIRE: Investors should call Nations Funds at 1-800-321-7854 for an account number and use the following wire instructions:



Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202


Account Name

Account Number

Fund Name

Investors should complete a New Account Application and mail it to the address above.


RETIREMENT ACCOUNTS: For IRAs and other retirement accounts, investors should call Nations Funds at 1-800-321-7854.


ADDITIONAL PURCHASES: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the Fund which identifies the name of the Fund and class of shares and include a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.

EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Agent transmitting the order, and any funds received will be returned promptly to the sending Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


The Agents are responsible for transmitting orders for purchases by their customers ("Customers") and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


For shareholders who open and maintain an account directly with a Fund, redemption orders should be communicated to such Fund by calling Nations Funds, at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.) For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, or the Transfer Agent, as the case may be. The Agents are responsible for transmitting orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.



Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption order if, in the judgment of NBAI, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens, the Fund or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.



Nations Funds may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CHECKWRITING PRIVILEGES: Free checkwriting is available with respect to Investor A Shares of the Funds. With this service, a shareholder may write checks in the amount of $250 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Selling Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in the Funds by writing a check.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor A Shares of a Money Market Fund (other than those shareholders who purchased such shares through a cash sweep option or through a mutual fund supermarket) to acquire Investor A Shares of another Fund (other than an index fund) when that shareholder believes that a shift between Funds is an appropriate investment decision. Exchanges from Investor A Shares of a Money Market Fund to a Non-Money Market Fund effected after July 31, 1997 will be treated as a new purchase for purposes of any applicable redemption fee. Exchanges from Investor A Shares of a Money Market Fund to a Non-Money Market Fund effected prior to January 1, 1996 will be treated as a new purchase for purposes of any applicable contingent deferred sales charge ("CDSC"). An exchange of Investor A Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.



For shareholders who maintain an account directly with a Fund, exchange requests should be communicated to the Fund by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.



An investor who owns his or her shares through a Nations Funds IRA that initially invests in Investor A Shares of a Money Market Fund may exchange those shares for Investor B Shares of a non-money market fund offered by Nations Funds. Additionally, Investor B Shares of a non-money market fund acquired through such an exchange prior to January 1, 1996 or after July 31, 1997, will, upon redemption, be subject to the CDSC schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of purchase of the Investor B Shares.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.


AUTOMATIC EXCHANGE FEATURE: An investor who is participating in the Nations Funds Automatic Exchange Feature ("AEF") may acquire Investor A or Investor C Shares of a non-money market fund offered by Nations Funds. In addition, Investor C Shares of a non-money market fund acquired prior to August 1, 1997 through such exchange will, upon redemption, be subject to the CDSC schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of the purchase of the Investor C Shares. The AEF requires a minimum exchange amount of $25 on a monthly or quarterly basis. Exchanges will occur on or about the 15th or last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For more information concerning the AEF, an investor should contact his/her Agent or Nations Funds.


   Shareholder Servicing And Distribution
   Plans


Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Shareholder Servicing and Distribution Plan (the "Investor A Plan") with respect to Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds may pay Stephens (or any other person) for distribution-related expenses and Selling Agents for sales support expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed .10% of the average daily net asset value of Investor A Shares of the Funds. Payments to Stephens under the Investor A Plan may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including expenses of organizing and conducting sales seminars, printing prospectuses, statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and the costs of administering the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers. The Funds may not pay for shareholder servicing activities under the Investor A Plan.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAIs for more information on the Investor A Plan.



In addition, the Trustees and Directors have approved a shareholder servicing plan (the "Servicing Plan") with respect to Investor A Shares of the Funds. Pursuant to the Servicing Plan, the Funds may pay Servicing Agents that have entered into a Servicing Agreement with Nations Funds for certain shareholder support services that are provided by the Servicing Agents. Payments under the Funds' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed
 .25% of the average daily net asset value of each Fund's Investor A Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing information periodically to Customers, including information showing their position in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor A Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.



Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How The Funds Value Their Shares

The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations

Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets of each Fund are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of the Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) also may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.



NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforc-ing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when the Adviser believes it is not in the best interest of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instru-ments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


FOREIGN SECURITIES: Foreign securities include debt obligations (dollar denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, dividends and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and Municipal Securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in Municipal Securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other invest-ment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be creditworthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments, U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the

Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. The Funds will invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings


The following summarizes the highest three ratings used by S&P for corporate and municipal bonds.



     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.



     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.



     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.



The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:



     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.



The following summarizes the highest three ratings used by D&P for bonds:



     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.



     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.



     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.



The following summarizes the highest three ratings used by Fitch for bonds:



     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.



     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.



The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:



     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.



The following summarizes the two highest ratings used by S&P for short-term municipal notes:



     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.



     SP-2 -- Satisfactory capacity to pay principal and interest.



The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



The following summarizes the two highest rating categories used by Fitch for short-term obligations:



     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.



Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.



BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.



BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.



     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.



     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.



     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".



The following summarizes the three highest long-term ratings used by IBCA:



     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.



     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.



     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.



The following summarizes the two highest short-term debt ratings used by IBCA:



     A1+ -- When issues possess a particularly strong credit feature.



     A1 -- Obligations supported by the highest capacity for timely repayment.

Prospectus


                                  INVESTOR A SHARES
                                     AUGUST 1, 1997



This Prospectus describes NATIONS MANAGED INDEX
FUND, NATIONS MANAGED SMALLCAP INDEX FUND, NATIONS
MANAGED VALUE INDEX FUND and NATIONS MANAGED
SMALLCAP VALUE INDEX FUND (the "Funds") of Nations
Fund Trust, an open-end management investment company in the Nations Funds Family ("Nations
Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor A Shares.



This Prospectus sets forth concisely the                    Nations
information about the Funds that a prospective              Managed
purchaser of Investor A Shares should consider              Index Fund
before investing. Investors should read this
Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is
contained in a separate Statement of Additional             Nations
Information (the "SAI") that has been filed with            Managed
the Securities and Exchange Commission (the "SEC")          SmallCap
and is available upon request without charge by             Index Fund
writing or calling Nations Funds at its address or
telephone number shown below. The SAI, dated August
1, 1997, is incorporated by reference in its
entirety into this Prospectus. The SEC maintains a
Web site (http://www.sec.gov) that contains the
SAI, material incorporated by reference in this             Nations
Prospectus and other information regarding                  Managed Value
registrants that file electronically with the SEC.          Index Fund
NationsBanc Advisors, Inc. ("NBAI") is the
investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is              Nations
investment sub-adviser to the Funds. As used herein         Managed
the term "Adviser" shall mean NBAI and/or                   SmallCap Value
TradeStreet as the context may require.                     Index Fund



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255
                                                     (Nations Fund Logo appears
                                                     here).

NF-96698-897

                             Table  Of  Contents
About The                    Prospectus Summary                                3
Funds                        Expenses Summary                                  4

                             Financial Highlights                              5
                             Objectives                                        8
                             How The Objectives Are Pursued                    8
                             How Performance Is Shown                         14
                             How The Funds Are Managed                        15
                             Organization And History                         18


About Your                   How To Buy Shares                                19
Investment                   How To Redeem Shares                             21
                             How To Exchange Shares                           22
                             Shareholder Servicing And Distribution Plan      23
                             How The Funds Value Their Shares                 24
                             How Dividends And Distributions are Made; Tax
                             Information                                      25
                             Appendix A -- Portfolio Securities               26




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

         (Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


         (Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



         (Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


(Bullet) When consistent with the Funds' objectives, the Funds will employ various techniques to manage capital gain distributions.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Managed SmallCap Index Fund,
         Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund declare and pay dividends from net investment income each calendar quarter. Dividends from net investment income are declared and paid monthly by Nations Managed Index Fund. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of the Funds, there is no assurance that it will be able to do so. Investments in the Funds are not insured against loss of principal. Investments by the Funds in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Funds hold may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds' permissible investments may constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment for each of the Funds per record holder except that the minimum initial investment is:
         $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A Shares of the indicated Fund over specified periods.

INVESTOR A SHARES

                                                                      Nations            Nations            Nations
                                                                      Managed            Managed            Managed
                                                                       Index            SmallCap          Value Index
SHAREHOLDER TRANSACTION EXPENSES                                       Fund            Index Fund            Fund

Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                         None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)                     None               None               None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                       .30%               .30%               .30%
Rule 12b-1 Fees (including shareholder servicing fees)                    .25%               .25%               .25%
Other Expenses                                                            .20%               .20%               .20%
Total Operating Expenses (After Fee Waivers)                              .75%               .75%               .75%


                                                                      Nations
                                                                      Managed
                                                                     SmallCap
                                                                    Value Index
SHAREHOLDER TRANSACTION EXPENSES                                       Fund
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                         None
Maximum Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)                     None
ANNUAL FUND OPERATING EXPENSES

(as a percentage of average net assets)
Management Fees (After Fee Waivers)                                       .30%
Rule 12b-1 Fees (including shareholder servicing fees)                    .25%
Other Expenses                                                            .20%
Total Operating Expenses (After Fee Waivers)                              .75%


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                       Nations              Nations             Nations
                                                                       Managed              Managed             Managed
                                                                        Index              SmallCap           Value Index
                                                                        Fund              Index Fund             Fund

1 Year                                                                $       8            $       8           $       8
3 Years                                                               $      24            $      24           $      24
5 Years                                                               $      42            $      42                 N/A
10 Years                                                              $      93            $      93                 N/A

                                                                      Nations
                                                                      Managed
                                                                     SmallCap
                                                                    Value Index
                                                                       Fund
1 Year                                                               $       8
3 Years                                                              $      24
5 Years                                                                    N/A
10 Years                                                                   N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares will bear either directly or indirectly. The figures in the above tables are based on estimates for the fiscal year and have been restated as necessary to reflect anticipated fee waivers. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For a more complete description of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plan."



Absent fee waivers, "Management Fees" and "Total Operating Expenses" would have been .50% and .95%, respectively, for each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund.



THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.



   Financial Highlights



The following financial information has been derived from the audited financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for the most recent fiscal period of Nations Fund Trust accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below as these Funds had not been offered to the public.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED INDEX FUND


                                                                                                            PERIOD
                                                                                                            ENDED
INVESTOR A SHARES                                                                                         03/31/97*
Net asset value, beginning of period                                                                     $   10.00
Net investment income                                                                                         0.12
Net realized and unrealized gain on investments                                                               1.89
Net increase in net asset value from operations                                                               2.01
Dividends from net investment income                                                                         (0.12)
Total dividends and distributions                                                                            (0.12)
Net asset value, end of period                                                                           $   11.89
Total return++                                                                                               20.12%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                     $   3,038
Ratio of operating expenses to average net assets                                                             0.75%+(b)
Ratio of net investment income to average net assets                                                          1.67%+
Portfolio turnover rate                                                                                         17%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements               1.30%+(b)
Net investment income per share without waivers and/or expense reimbursements                            $    0.09(b)
Average commission rate paid (a)                                                                         $  0.0259



 * The Nations Managed Index Fund's Investor A Shares commenced operations on July 31, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements, and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED SMALLCAP INDEX FUND


                                                                                                            PERIOD
                                                                                                            ENDED
INVESTOR A SHARES                                                                                         03/31/97*

Net asset value, beginning of period                                                                     $   10.00
Net investment income                                                                                         0.03
Net realized and unrealized gain/(loss) on investments                                                       (0.18)
Net increase/(decrease) in net asset value from operations                                                   (0.15)
Dividends from net investment income                                                                         (0.03)
Distributions in excess of net investment income                                                             (0.00)(b)
Total dividends and distributions                                                                            (0.03)
Net asset value, end of period                                                                           $    9.82
Total return++                                                                                               (1.52)%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                     $     334
Ratio of operating expenses to average net assets                                                             0.75%+
Ratio of net investment income to average net assets                                                          0.80%+
Portfolio turnover rate                                                                                         18%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements               1.46%+
Net investment income per share without waivers and/or expense reimbursements                            $    0.01
Average commission rate paid (a)                                                                         $  0.0279



 * The Nations Managed SmallCap Index Fund's Investor A Shares commenced operations on October 15, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) Amount represents less than $0.01 per share.

   Objectives


NATIONS MANAGED INDEX FUND: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

NATIONS MANAGED SMALLCAP INDEX FUND: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


NATIONS MANAGED VALUE INDEX FUND: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


   How The Objectives Are Pursued


NATIONS MANAGED INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")1. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.



The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration view a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").

deposit, bankers' acceptances and time deposits, U.S. Government obligations ("U.S. Government Obligations") and repurchase agreements.


NATIONS MANAGED SMALLCAP INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index (the "S&P 600 Index")2. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.



From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400-500 holdings that capture the investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500/BARRA Value Index ("S&P/BARRA Value Index"). The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of

(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

underperforming the S&P/BARRA Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index"). The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



GENERAL: Each of the Funds also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. The Adviser to the Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.



ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower histori-cal and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.



The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.


PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each Fund will not exceed 25%.

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Funds hold, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


Certain of the Funds' permissible investments may constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.

The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.



Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.
"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF THE CTFS AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE CTFS OR THE FUNDS.



AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997



                                                        Since
                  One         Three        Five       Inception
                 Year         Year         Year      (12/31/88)**

Enhanced
  Equity
  Index
  Common
  Trust
  Fund*         19.98%       22.31%       16.08%        16.52%
S&P 500
  Index         19.77%       22.28%       16.39%        16.28%
Lipper S&P
  500
  Index
  Funds
  Average***    19.19%       21.73%       15.89%        15.66%



ANNUAL TOTAL RETURNS



                           Enhanced                         Lipper
                            Equity                         S&P 500
                            Index                           Index
                            Common           S&P            Funds
Year                     Trust Fund*      500 Index       Average***

1989                        34.12%          31.55%          30.58%
1990                        -1.52%          -3.15%          -3.57%
1991                        31.72%          30.56%          29.65%
1992                         5.52%           7.64%           7.12%
1993                        10.47%           9.99%           9.52%
1994                         0.69%           1.31%           0.90%
1995                        37.66%          37.45%          36.82%
1996                        23.62%          23.08%          22.30%

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997



                                                    Since
                                       One        Inception
                                       Year       (10/1/95)

Enhanced Small Cap Equity Index
  Common Trust Fund*                  11.76%        11.68%
S&P 600 Index                         8.39%         9.83%



* The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.



** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.



*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Primary A, Primary B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Agent (as defined below) or by calling Nations Funds at the toll free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Board of Trustees. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions. TradeStreet has employed the "managed index" style since 1989 and currently manages more than $1.5 billion in this style on behalf of its clients, including the Funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive an advisory fee, computed daily and paid monthly, at the annual rate of .50% of the average daily net assets of each Fund.



For the services provided pursuant to a Sub-Advisory Agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .10% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Managed Index Fund -- .06% and Nations Managed SmallCap Index
Fund -- .00%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index Fund -- .10% and Nations Managed SmallCap Index Fund -- .10%.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Jeffrey C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He is also the Portfolio Manager for Nations Disciplined Equity Fund. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment

Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at an annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index
Fund -- .10% and Nations Managed SmallCap Index Fund -- .10%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing And Distribution Plan."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of

NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor A Shares bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently consists of more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer four classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares. This Prospectus relates only to the Investor A Shares of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.



As of July 31, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of certain classes of shares of Nations Fund Trust and therefore could be considered to be a controlling person of these classes and series of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed directly with a Fund or through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."



In addition, Investor A Shares may be purchased through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000 in each Fund, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


OPENING AN ACCOUNT DIRECTLY WITH THE FUND: Investors may open a regular (non-retirement) account directly with a Fund, either by mail or by wire.

BY MAIL: Investors should complete a New Account Application and forward it, along with a check made payable to the respective Fund, to:


Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602



BY WIRE: Investors should call Nations Funds at 1-800-321-7854 for an account number and use the following wire instructions:



Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202
Account Name
Account Number
Fund Name


Investors should complete a New Account Application and mail it to the address above.


RETIREMENT ACCOUNTS: For IRAs and other retirement accounts, investors should call Nations Funds at 1-800-321-7854.


ADDITIONAL PURCHASES: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the respective Fund with a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.


EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their customers ("Customers"), and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


For shareholders who open and maintain an account directly with a Fund, redemption orders should be communicated to such Fund by calling Nations Funds at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.) Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by a Fund. For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. Redemption orders are effected at the net asset value per share next determined after receipt of the order by a Fund, Stephens, or the Transfer Agent, as the case may be. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.



Nations Funds may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


   How To Exchange Shares


GENERAL: The exchange feature enables a shareholder of a fund of Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds when the shareholder believes that a shift between funds is an appropriate investment decision. A shareholder may only exchange into Investor A Shares of other Nations Funds to the extent the shareholder is eligible to purchase Investor A Shares of such Funds. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



For shareholders who maintain an account directly with a Fund, exchange requests should be communicated to such Fund by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. And, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Fea-ture, which is described below). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the shareholder's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.



Investor A Shares of the Funds are offered without any Contingent Deferred Sales Charge ("CDSC"). However, Investor A Shares of other funds within the Nations Funds Family may have been sold subject to a CDSC. If a shareholder exchanges any such shares (the "Exchanged Shares") for Investor A Shares of the Fund, the shares of the Fund will be subject to the CDSC. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the original purchase of the Exchanged Shares (or, if the Exchanged Shares were acquired in an exchange, from the time of the original purchase of Investor A Shares).



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the Prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.


   Shareholder Servicing And Distribution
   Plan

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.


The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers.


The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreement and Sales Support Agreement. See the SAI for more details on the Investor A Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreement and Servicing Agreement require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Dividends from net investment income are declared and paid each calendar quarter by Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Dividends from net investment income are declared and paid monthly by Nations Managed Index Fund. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually.


Investor A Shares of the Funds are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares.

Corporate investors in a Fund may be entitled to the dividends received deduction on all or a portion of such Fund's dividends.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly fur-nished a certified correct Taxpayer Identification Number or has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of a Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options), and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. Government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Prospectus


                                  INVESTOR A SHARES
                                     AUGUST 1, 1997



This Prospectus describes NATIONS EQUITY INDEX FUND
(the "Fund") of Nations Fund Trust, an open-end management investment company in the Nations Funds
Family ("Nations Funds" or "Nations Funds Family").
This Prospectus describes one class of shares of the Fund -- Investor A Shares.



This Prospectus sets forth concisely the information about the Fund that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI dated August
1, 1997 is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Fund. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Fund. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED  Nations Equity Index Fund
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR   For Fund information call:
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.     1-800-321-7854

THESE SECURITIES HAVE NOT BEEN APPROVED OR           Nations Funds
DISAPPROVED BY THE SECURITIES AND EXCHANGE           c/o Stephens Inc.
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR   One NationsBank Plaza
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY    33rd Floor
STATE SECURITIES COMMISSION PASSED UPON THE          Charlotte, NC 28255
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


                                         (NATIONS FUNDS logo appears here)

TR-96133-897

About The Fund

                             Table  Of  Contents

                             Prospectus Summary                                3

                             Expenses Summary                                  4

                             Financial Highlights                              5

                             Objective                                         6

                             How Objective Is Pursued                          6

                             How Performance Is Shown                          8

                             How The Fund Is Managed                           9

                             Organization And History                         12

About Your Investment

                             How To Buy Shares                                13


                             How To Redeem Shares                             15


                             How To Exchange Shares                           16

                             Shareholder Servicing And Distribution Plan      17


                             How The Fund Values Its Shares                   19



                             How Dividends And Distributions Are Made; Tax
                             Information                                      19


                             Appendix A -- Portfolio Securities               20


                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Fund

   Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVE AND POLICIES:

         (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Fund. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Fund. See "How The Fund Is Managed."


(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Equity Index Fund declares and pays dividends from net investment income each calendar quarter. The Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.


(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. Investments in the Fund are not insured against loss of principal. Investments by the Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objective Is Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Fund. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

INVESTOR A SHARES
                                                                                                           Nations Equity
SHAREHOLDER TRANSACTION EXPENSES                                                                             Index Fund

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Deferred Sales Charge (as a percentage of the lower of the original purchase price
  or redemption proceeds)1                                                                                         None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)                                                                                .20%
Rule 12b-1 Fees (Including shareholder servicing fees)                                                             .25%
Other Expenses                                                                                                     .15%
Total Operating Expenses (After Fee Waivers)                                                                       .60%


1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales charge, if any, applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                           Nations Equity
                                                                                                             Index Fund
1 Year                                                                                                        $       6
3 Years                                                                                                       $      19
5 Years                                                                                                       $      33
10 Years                                                                                                      $      75


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during the Fund's most recent fiscal period and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. Absent fee waivers, "Management Fees" and "Total Operating Expenses" would have been .50% and .90%, respectively. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Fund's operating expenses, see "How The Fund Is Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Fund, see "Shareholder Servicing And Distribution Plan."

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The following financial information has been derived from the audited financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The report of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust accompany the financial statements for such periods and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Fund will receive unaudited semi-annual reports describing the fund's investment operations and annual financial statements audited by the Fund's independent accountant.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INDEX FUND
                                                                             YEAR             PERIOD            PERIOD
                                                                            ENDED             ENDED             ENDED
INVESTOR A SHARES                                                          03/31/97        03/31/96(a)        11/30/95*
Operating performance:
Net asset value, beginning of period                                     $   13.58         $   12.91         $   12.29
Net investment income                                                         0.25              0.06              0.03
Net realized and unrealized gain/(loss) on investments                        2.32              0.87              0.59
Net increase in net asset value from operations                               2.57              0.93              0.62
Distributions:
Dividends from net investment income                                         (0.23)            (0.12)               --
Distributions from net realized capital gains                                (0.05)            (0.14)               --
Total dividends and distributions                                            (0.28)            (0.26)               --
Net asset value, end of period                                           $   15.87         $   13.58         $   12.91
Total return++                                                               19.06%             7.26%             5.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $   2,574         $      95         $      11
Ratio of operating expenses to average net assets                             0.60%(c)          0.35%+            0.62%+
Ratio of operating expenses to average net assets including interest
  expense                                                                      N/A              0.35%+            0.63%+
Ratio of net investment income to average net assets                          1.66%             1.99%+            2.19%+
Portfolio turnover rate                                                          5%                2%               18%
Ratio of operating expenses to average net assets without waivers
  and/or expense reimbursements                                               0.95%(c)          0.73%+            1.03%+
Net investment income per share without waivers and/or expense
  reimbursements                                                         $    0.20(c)      $    0.05         $    0.02
Average commission rate paid (b)                                         $  0.0173         $  0.0291               N/A


 * Nations Equity Index Fund's Investor A Shares commenced operations on October 10, 1995.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Average commission rate paid per share of securities purchased and sold by the Fund.


(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

   Objective

NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1)

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").
The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

   How Objective Is Pursued


NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value. Subject to applicable law, the Fund will purchase stock of NationsBank Corporation to the extent of its proportional make-up of the S&P 500 Index.


The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.


The correlation between the performance of Nations Equity Index Fund before fees and expenses and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").


Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



The Fund also may invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants.



The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. In addition, the Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For additional information concerning the Fund's investment practices, see "Appendix A."


ABOUT THE INDEX: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein.

PORTFOLIO TURNOVER: Generally, the Fund will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If the Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Fund's portfolio turnover rate see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of the Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in the Fund are not insured against loss of principal.


Investments by the Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


Certain of the Fund's investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under cer-tain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Fund's investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

The Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that the Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of the Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of the Fund, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of the Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.



In order to register the Fund's shares for sale in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown

From time to time the Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of the Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Fund offers Primary A and Primary B Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, that may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Fund's shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield. The Fund's annual report contains additional performance information and is available upon request without charge from the Fund's distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll free number indicated on the cover of this Prospectus.


   How The Fund Is Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Board of Trustees. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Fund. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees, and in accordance with the Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for the Fund, makes decisions with respect to and places orders for the Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive an advisory fee, computed daily and paid monthly, at the annual rate of .50% of the average daily net assets of the Fund.



For the services provided pursuant to the sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .10% of the Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the rate of .15% of the Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the current Sub-Advisory Agreement sub-advisory fees at the rate of .10% of the Fund's average daily net assets.



From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by the Fund.


Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Prior to assuming his position with TradeStreet, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised NationsBank and Nations Funds that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Fund, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Fund.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First

Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Fund including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Fund, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Fund.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of the Fund's average daily net assets. For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the rate of .10% of the average daily net assets of the Fund.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Fund's administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Fund's average daily net assets.



Shares of the Fund are sold on a continuous basis by Stephens, as the Fund's sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Fund. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Fund. See "Shareholder Servicing And Distribution Plan."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to an including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Fund's Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders;

charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor A Shares bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


   Organization And History


The Fund is a member of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Fund currently offers three classes of shares -- Primary A Shares, Primary B Shares and Investor A Shares. This Prospectus relates only to the Investor A Shares. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


The Fund has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed directly with the Fund or through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."



In addition, Investor A Shares may be purchased through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000 in the Fund, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;
(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


OPENING AN ACCOUNT DIRECTLY WITH THE FUND: Investors may open a regular (non-retirement) account directly with the Fund, either by mail or by wire.

BY MAIL: Investors should complete a New Account Application and forward it, along with a check made payable to the Fund, to:

Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602



BY WIRE: Investors should call Nations Funds at 1-800-321-7854 for an account number and use the following wire instructions:



Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202

Account Name
Account Number
Fund Name

Investors should complete a New Account Application and mail it to the address above.


RETIREMENT ACCOUNTS: For IRAs and other retirement accounts, investors should call Nations Funds at 1-800-321-7854.


ADDITIONAL PURCHASES: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the Fund with a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares in the Fund which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor A Shares by their customers ("Customers") and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Fund's Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A Shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

   How To Redeem Shares


For shareholders who open and maintain an account directly with the Fund, redemption orders should be communicated to the Fund by calling Nations Funds at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.) Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, or the Transfer Agent, as the case may be. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.



Nations Funds may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Fund that were purchased prior to January 1, 1996 through an Account may be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age

59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code,
(iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor A Shares of the Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the Fund. The amount which may be reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Fund if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


   How To Exchange Shares


GENERAL: The exchange feature enables a shareholder of a fund of Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



For shareholders who maintain an account directly with the Fund, exchange requests should be communicated to the Fund by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.


The Fund and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. And, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the shareholder's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.

If Investor A Shares of the Fund purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Fund.


AUTOMATIC EXCHANGE FEATURE: Under the Fund's Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the Prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.


   Shareholder Servicing And Distribution
   Plan

The Fund's Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.


The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers.


The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreement and Sales Support Agreement. See the SAI for more details on the Investor A Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreement and Servicing Agreement require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How The Fund Values Its Shares


The Fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions
   Are Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: The Fund distributes any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Fund with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: The Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors in the Fund may be entitled to the dividends received deduction on all or a portion of the Fund's dividends.

Substantially all of the Fund's net realized long-term capital gains will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which the Fund may invest. The "How Objective Is Pursued" section of this Prospectus identifies the Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.


BORROWINGS: When the Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow money from banks for temporary purposes in amounts of up to one-third of its respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, the Fund may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by the Fund in commercial paper will consist of issues rated in a manner consistent with the Fund's investment policies and objective. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: The Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect the Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes the Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, the Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Fund will not hold more than 15% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Fund sells its shares. Repurchase agreements, time deposits and guaranteed in-vestment contracts that do not provide for payment within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



OTHER INVESTMENT COMPANIES: The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. The Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of the Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.



U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law. The market value of U.S. Government obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Prospectus


                                  INVESTOR A SHARES
                                     AUGUST 1, 1997



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Funds") of Nations Fund
Trust, Nations Fund, Inc. and Nations Fund
Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Fund -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust,
Nations Fund, Inc. and Nations Portfolios is contained in separate Statements of Additional
Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAIs dated August
1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to certain of the Funds, Gartmore Global Partners ("Gartmore") is sub-adviser to certain other Funds and Boatmen's
Capital Management, Inc. ("Boatmen's") is sub-adviser to Nations U.S. Government Bond Fund.
As used herein the term "Adviser" shall mean NBAI and/or TradeStreet and/or Gartmore and/or Boatmen's as the context may require.

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Small Company Growth Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations International Growth Fund

BALANCED FUND
Nations Balanced Assets Fund

BOND FUNDS
Nations Global Government Income Fund
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Strategic Fixed Income Fund
Nations Diversified Income Fund
Nations U.S. Government Bond Fund

TAX-EXEMPT FUNDS
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate
 Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate
 Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
 Municipal Bond Fund
Nations Maryland Municipal
 Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal
 Bond Fund
Nations Texas Intermediate
 Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate
 Municipal Bond Fund
Nations Virginia Municipal
 Bond Fund

Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

NATIONS Funds

NF-96134-897

                             Table  Of  Contents

About The Funds              Prospectus Summary                                3

                             Expenses Summary                                  7

                             Financial Highlights                             14

                             Objectives                                       56

                             How Objectives Are Pursued                       60

                             How Performance Is Shown                         77

                             How The Funds Are Managed                        81

                             Organization And History                         90



About Your
Investment                   How To Buy Shares                                93

                             How To Redeem Shares                             95

                             How To Exchange Shares                           97

                             Shareholder Servicing And Distribution Plan      98

                             How The Funds Value Their Shares                100

                             How Dividends And Distributions Are Made;
                             Tax Information                                 100

                             Appendix A -- Portfolio Securities              102

                             Appendix B -- Description Of Ratings            115

                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


(BULLET) EQUITY FUNDS:

  (BULLET) Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

  (Bullet) Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

  (Bullet) Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

  (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

  (Bullet) Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

  (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

  (Bullet) Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

  (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

  (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

  (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

(Bullet) BALANCED FUND:

  (BULLET) Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

(Bullet) BOND FUNDS:

  (BULLET) Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

  (Bullet) Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

  (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (Bullet) Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  (Bullet) Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

  (Bullet) Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

  (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.

(Bullet) TAX-EXEMPT FUNDS:

  (BULLET) Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

  (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."

(Bullet) DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds and Nations Balanced Assets Fund declare and pay dividends from net investment income each calendar quarter. The Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index (as defined below) and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."

(BULLET) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How to Buy Shares."

Expenses Summary

Expenses are one of several factors to consider when investing in a Fund. The following tables summarize shareholder transaction and operating expenses for the Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A Shares of a Fund over specified periods.

INVESTOR A SHARES


                                                                         Nations            Nations            Nations
SHAREHOLDER TRANSACTION                            Nations Value         Equity             Capital           Emerging
EXPENSES                                               Fund            Income Fund        Growth Fund        Growth Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None               None               None               None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None               None               None               None
Redemption Fees Payable to the Fund(2)                    1.00%              1.00%              1.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .75%               .67%               .75%               .75%
Rule 12b-1 Fees (including shareholder
  servicing fees)                                          .25%               .25%               .25%               .25%
Other Expenses                                             .19%               .22%               .21%               .23%
Total Operating Expenses (After Fee Waivers)              1.19%              1.14%              1.21%              1.23%

                                                      Nations
SHAREHOLDER TRANSACTION                             Disciplined
EXPENSES                                            Equity Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None
Redemption Fees Payable to the Fund(2)                    1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .75%
Rule 12b-1 Fees (including shareholder
  servicing fees)                                          .25%
Other Expenses                                             .25%
Total Operating Expenses (After Fee Waivers)              1.25%


(1) Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge, if any, applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

                                                   Nations Small         Nations            Nations            Nations
SHAREHOLDER TRANSACTION                               Company         International        Emerging            Pacific
EXPENSES                                            Growth Fund        Equity Fund       Markets Fund        Growth Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None               None               None               None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None               None               None               None
Redemption Fees Payable to the Fund(2)                    1.00%              1.00%              1.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .75%               .90%              1.10%               .90%
Rule 12b-1 Fees (including shareholder
  servicing fees)                                          .25%               .25%               .25%               .25%
Other Expenses                                             .20%               .26%               .64%               .52%
Total Operating Expenses (After Fee Waivers)              1.20%              1.41%              1.99%              1.67%

                                                      Nations
SHAREHOLDER TRANSACTION                            International
EXPENSES                                            Growth Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None
Redemption Fees Payable to the Fund(2)                    1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .90%
Rule 12b-1 Fees (including shareholder
  servicing fees)                                          .25%
Other Expenses                                             .22%
Total Operating Expenses (After Fee Waivers)              1.37%

(1) Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge, if any, applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

                                                                                                               Nations
                                                                         Nations            Nations            Short-
                                                      Nations            Global             Short-          Intermediate
SHAREHOLDER TRANSACTION                              Balanced          Government         Term Income        Government
EXPENSES                                            Assets Fund        Income Fund           Fund               Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None               None               None               None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None               None               None               None
Redemption Fees Payable to the Fund(2)                    1.00%              1.00%              1.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .75%               .70%               .30%               .40%
Rule 12b-1 Fees (including shareholder
  servicing fees) (After Fee Waivers)                      .25%               .25%               .20%(3)            .20%
Other Expenses                                             .25%               .56%               .25%               .22%
Total Operating Expenses (After Fee Waivers)              1.25%              1.51%               .75%               .82%


                                                      Nations
SHAREHOLDER TRANSACTION                             Government
EXPENSES                                          Securities Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None
Redemption Fees Payable to the Fund(2)                    1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .50%
Rule 12b-1 Fees (including shareholder
  servicing fees) (After Fee Waivers)                      .25%
Other Expenses                                             .30%
Total Operating Expenses (After Fee Waivers)              1.05%

(1) Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge, if any, applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

(3) Shareholder servicing fees for Nations Short-Term Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing And Distribution Plans."

                                                                                            Nations            Nations
                                                      Nations            Nations             U.S.            Short-Term
SHAREHOLDER TRANSACTION                           Strategic Fixed      Diversified        Government          Municipal
EXPENSES                                            Income Fund        Income Fund         Bond Fund         Income Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None               None               None               None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None               None               None               None
Redemption Fees Payable to the Fund(2)                    1.00%              1.00%              1.00%              1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .50%               .50%               .40%               .30%
Rule 12b-1 Fees (including shareholder
  servicing fees) (After Fee Waivers)                      .20%               .25%               .25%               .20%(3)
Other Expenses                                             .20%               .25%               .20%               .10%
Total Operating Expenses (After Fee Waivers)               .90%              1.00%               .85%               .60%

                                                      Nations
                                                   Intermediate
SHAREHOLDER TRANSACTION                              Municipal
EXPENSES                                             Bond Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                           None
Maximum Deferred Sales Charge (as a percentage
  of the lower of the original purchase price
  or redemption proceeds)(1)                              None
Redemption Fees Payable to the Fund(2)                    1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees (After Fee Waivers)                        .30%
Rule 12b-1 Fees (including shareholder
  servicing fees) (After Fee Waivers)                      .20%
Other Expenses                                             .20%
Total Operating Expenses (After Fee Waivers)               .70%

(1) Certain Investor A Shares purchased in the amount of $1,000,000 or more are subject to a Deferred Sales Charge if redeemed within one year of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

(3) Shareholder servicing fees for Nations Short-Term Municipal Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing And Distribution Plan."


                                                                    Nations Florida                   Nations Georgia
                                                       Nations       Intermediate    Nations Florida   Intermediate
SHAREHOLDER TRANSACTION                               Municipal     Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                                             Income Fund         Fund             Fund             Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                            None             None             None             None
Maximum Deferred Sales Charge (as a percentage of
  the lower of the original purchase price or
  redemption proceeds)(1)                                  None             None             None             None
Redemption Fees Payable to the Fund(2)                    1.00%            1.00%            1.00%            1.00%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees (After Fee Waivers)                        .40%             .30%             .40%             .30%
Rule 12b-1 Fees (including shareholder servicing
  fees) (After Fee Waivers)                                .20%             .20%             .20%             .20%
Other Expenses                                             .20%             .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers)               .80%             .70%             .80%             .70%


                                                   Nations Georgia
SHAREHOLDER TRANSACTION                            Municipal Bond
EXPENSES                                                Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                            None
Maximum Deferred Sales Charge (as a percentage of
  the lower of the original purchase price or
  redemption proceeds)(1)                                  None
Redemption Fees Payable to the Fund(2)                    1.00%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees (After Fee Waivers)                        .40%
Rule 12b-1 Fees (including shareholder servicing
  fees) (After Fee Waivers)                                .20%
Other Expenses                                             .20%
Total Operating Expenses (After Fee Waivers)               .80%

(1) Certain Investor A Shares purchased in the amount of $1,000,000 or more are subject to a Deferred Sales Charge if redeemed within one year of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

INVESTOR A SHARES

                                       Nations                           Nations                           Nations
                                      Maryland          Nations      North Carolina       Nations      South Carolina
                                    Intermediate       Maryland       Intermediate    North Carolina    Intermediate
SHAREHOLDER TRANSACTION            Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                                Fund             Fund             Fund             Fund             Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None             None             None             None             None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)(1)                  None             None             None             None             None
Redemption Fees Payable to the
  Fund(2)                                 1.00%            1.00%            1.00%            1.00%            1.00%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%             .20%             .20%             .20%             .20%
Other Expenses                             .20%             .20%             .20%             .20%             .20%
Total Operating Expenses (After
  Fee Waivers)                             .70%             .80%             .70%             .80%             .70%


                                       Nations
                                   South Carolina
SHAREHOLDER TRANSACTION            Municipal Bond
EXPENSES                                Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)(1)                  None
Redemption Fees Payable to the
  Fund(2)                                 1.00%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .40%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%
Other Expenses                             .20%
Total Operating Expenses (After
  Fee Waivers)                             .80%

(1) Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge, if any, applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."

INVESTOR A SHARES

                                       Nations                           Nations                           Nations
                                      Tennessee         Nations           Texas                           Virginia
                                    Intermediate       Tennessee      Intermediate        Nations       Intermediate
SHAREHOLDER TRANSACTION            Municipal Bond   Municipal Bond   Municipal Bond   Texas Municipal  Municipal Bond
EXPENSES                                Fund             Fund             Fund           Bond Fund          Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None             None             None             None             None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)(1)                  None             None             None             None             None
Redemption Fees Payable to the
  Fund(2)                                 1.00%            1.00%            1.00%            1.00%            1.00%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%             .20%             .20%             .20%             .20%
Other Expenses                             .20%             .20%             .20%             .20%             .20%
Total Operating Expenses (After
  Fee Waivers)                             .70%             .80%             .70%             .80%             .70%


                                       Nations
                                      Virginia
SHAREHOLDER TRANSACTION            Municipal Bond
EXPENSES                                Fund
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                          None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)(1)                  None
Redemption Fees Payable to the
  Fund(2)                                 1.00%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)                                 .40%
Rule 12b-1 Fees (including
  shareholder servicing fees)
  (After Fee Waivers)                      .20%
Other Expenses                             .20%
Total Operating Expenses (After
  Fee Waivers)                             .80%

(1) Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge, if any, applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

(2) There is a 1% redemption fee retained by the Fund or Funds which is imposed only on certain redemptions of Investor A Shares held less than 18 months. See "How To Redeem Shares -- Redemption Fee."


EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                          Nations Small         Nations
              Nations Value     Nations Equity     Nations Capital   Nations Emerging    Company Growth       Disciplined
                  Fund            Income Fund        Growth Fund        Growth Fund           Fund            Equity Fund
1 Year          $      12          $      12          $      12          $      13          $      12          $      13
3 Years         $      38          $      36          $      38          $      39          $      38          $      40
5 Years         $      65          $      63          $      66          $      68          $      66          $      69
10 Years        $     144          $     139          $     147          $     149          $     145          $     151

                 Nations
              International    Nations Emerging
               Equity Fund        Market Fund
1 Year          $      14          $      20
3 Years         $      45          $      62
5 Years         $      77          $     107
10 Years        $     169          $     232

                                    Nations                           Nations Global         Nations        Nations Short-
             Nations Pacific     International    Nations Balanced   Government Income  Short-Term Income    Intermediate
               Growth Fund        Growth Fund       Assets Funds           Fund               Fund          Government Fund
1 Year          $      17          $      14          $      13          $      15          $       8          $       8
3 Years         $      53          $      43          $      40          $      48          $      24          $      26
5 Years         $      91          $      75          $      69          $      82          $      42          $      46
10 Years        $     198          $     165          $     151          $     180          $      93          $     101

                 Nations
               Government      Nations Strategic
             Securities Fund   Fixed Income Fund
1 Year          $      11          $       9
3 Years         $      33          $      29
5 Years         $      58          $      50
10 Years        $     128          $     111


                                                       Nations            Nations                           Nations Florida
                 Nations         Nations U.S.        Short-Term        Intermediate                          Intermediate
               Diversified      Government Bond   Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond
               Income Fund           Fund               Fund               Fund            Income Fund           Fund
1 Year          $      10          $       9          $       6          $       7          $       8          $       7
3 Years         $      32          $      27          $      19          $      22          $      26          $      22
5 Years         $      55          $      47          $      33          $      39          $      44          $      39
10 Years        $     122          $     105          $      75          $      87          $      99          $      87

                                Nations Georgia
             Nations Florida     Intermediate
             Municipal Bond     Municipal Bond
                  Fund               Fund
1 Year          $       8          $       7
3 Years         $      26          $      22
5 Years         $      44          $      39
10 Years        $      99          $      87


                                                                                                                Nations
                                                                          Nations                                South
                               Nations Maryland                       North Carolina         Nations           Carolina
             Nations Georgia     Intermediate     Nations Maryland     Intermediate      North Carolina      Intermediate
             Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
                  Fund               Fund               Fund               Fund               Fund               Fund
1 Year          $       8          $       7          $       8          $       7          $       8          $       7
3 Years         $      26          $      22          $      26          $      22          $      26          $      22
5 Years         $      44          $      39          $      44          $      39          $      44          $      39
10 Years        $      99          $      87          $      99          $      87          $      99          $      87


                 Nations
                  South        Nations Tennessee
                Carolina         Intermediate
             Municipal Bond     Municipal Bond
                  Fund               Fund
1 Year          $       8          $       7
3 Years         $      26          $      22
5 Years         $      44          $      39
10 Years        $      99          $      87

                                 Nations Texas                       Nations Virginia
            Nations Tennessee    Intermediate          Nations         Intermediate     Nations Virginia
             Municipal Bond     Municipal Bond     Texas Municipal    Municipal Bond     Municipal Bond
                  Fund               Fund             Bond Fund            Fund               Fund
1 Year          $       8          $       7          $       8          $       7          $       8
3 Years         $      26          $      22          $      26          $      22          $      26
5 Years         $      44          $      39          $      44          $      39          $      44
10 Years        $      99          $      87          $      99          $      87          $      99

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor A Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plan."

Absent fee waivers, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .25% and 1.10%, respectively; Nations Short-Intermediate Government Fund -- .60%, .25% and 1.07%, respectively; and Nations Strategic Fixed Income Fund -- .60%, .25% and 1.05%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .25% and .85%, respectively; Nations Intermediate Municipal Bond Fund -- .50%, .25% and .95%, respectively; Nations Municipal Income Fund -- .60%, .25% and 1.05%, respectively; Nations Florida Intermediate Municipal Bond Fund -- .50%, .25% and
 .95%, respectively; Nations Florida Municipal Bond Fund -- .60%, .25% and 1.05%, respectively; Nations Georgia Intermediate Municipal Bond Fund -- .50%, .25% and
 .95%, respectively; Nations Georgia Municipal Bond Fund -- .60%, .25% and 1.05%, respectively; Nations Maryland Intermediate Municipal Bond Fund -- .50%, .25% and .95%, respectively; Nations Maryland Municipal Bond Fund -- .60%, .25% and 1.05%, respectively; Nations North Carolina Intermediate Municipal Bond Fund --
 .50%, .25% and .95%, respectively; Nations North Carolina Municipal Bond
Fund -- .60%, .25% and 1.05%, respectively; Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .25% and .95%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .25% and 1.05%, respectively; Nations Tennessee Intermediate Municipal Bond Fund -- .50%, .25% and .95%, respectively; Nations Tennessee Municipal Bond Fund -- .60%, .25% and 1.05%, respectively; Nations Texas Intermediate Municipal Bond Fund -- .50%, .25% and .95%, respectively; Nations Texas Municipal Bond Fund -- .60%, .25% and 1.05%, respectively; Nations Virginia Intermediate Municipal Bond Fund -- .50%, .25% and .95%, respectively; and Nations Virginia Municipal Bond Fund -- .60%, .25% and 1.05%, respectively. Absent fee waivers, "Management Fees" and "Total Operating Expenses" for
Investor A Shares of the indicated Fund would have been as follows: Nations
Small Company Growth Fund -- 1.00% and 1.45%, respectively; Nations Government Securities Fund -- .64% and 1.19%, respectively; Nations Diversified Income
Fund -- .60% and 1.10%, respectively; and Nations U.S. Government Bond
Fund -- .60% and 1.05%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Highlights

The following financial information has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the fiscal year ended March 31, 1997 accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

Information for Investor A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the audited financial statements dated May 16, 1997 for the Class A Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor Funds to Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, respectively. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the SAI, which is available upon request.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                           YEAR           PERIOD           YEAR            YEAR           YEAR            YEAR
                          ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
INVESTOR A SHARES        03/31/97      03/31/96(a)       11/30/95        11/30/94       11/30/93        11/30/92
Operating
  performance:
Net asset value,
  beginning of
  period                $   16.60       $   16.21       $   12.98      $   13.72       $   12.45      $   11.16
Net investment
  income                     0.21            0.05            0.23           0.20            0.22           0.26
Net realized and
  unrealized
  gain/(loss) on
  investments                2.70            1.06            3.92          (0.20)           1.35           1.59
Net
 increase/(decrease)
  in net asset value
  from operations            2.91            1.11            4.15           0.00            1.57           1.85
Distributions:
Dividends from net
  investment income         (0.22)          (0.10)          (0.25)         (0.20)          (0.21)         (0.27)
Distributions from
  net realized
  capital gains             (1.42)          (0.62)          (0.67)         (0.54)          (0.09)         (0.29)
Total dividends and
  distributions             (1.64)          (0.72)          (0.92)         (0.74)          (0.30)         (0.56)
Net asset value, end
  of period             $   17.87       $   16.60       $   16.21      $   12.98       $   13.72      $   12.45
Total return++              17.80%           7.07%          34.22%         (0.17)%         12.80%         16.96%+++
Ratios to average
  net
 assets/supplemental
  data:
Net assets, end of
  period (in 000's)     $  70,305       $  54,341       $  48,440      $  35,445       $  32,607      $  24,536
Ratio of operating
  expenses to
  average net assets         1.22%(c)        1.21%+          1.19%          1.18%           1.21%          1.06%
Ratio of net
  investment income
  to average net
  assets                     1.26%           1.05%+          1.65%          1.60%           1.73%          2.15%
Portfolio turnover
  rate                         47%             12%             63%            75%             64%            60%
Ratio of operating
  expenses to
  average net assets
  without waivers
  and/or expense
  reimbursements             1.22%(c)        1.21%+          1.19%          1.18%           1.22%          1.15%
Net investment
  income per share
  without waivers
  and/or expense
  reimbursements        $    0.21(c)    $    0.05       $    0.23      $    0.21       $    0.22      $    0.25
Average commission
  rate paid (b)         $  0.0649       $  0.0648             N/A            N/A             N/A            N/A

                           YEAR            PERIOD
                           ENDED            ENDED
INVESTOR A SHARES        11/30/91         11/30/90*
Operating
  performance:
Net asset value,
  beginning of
  period               $    9.71        $   10.04
Net investment
  income                    0.34             0.35
Net realized and
  unrealized
  gain/(loss) on
  investments               1.47            (0.36)
Net
 increase/(decrease)
  in net asset value
  from operations           1.81            (0.01)
Distributions:
Dividends from net
  investment income        (0.36)           (0.32)
Distributions from
  net realized
  capital gains               --               --
Total dividends and
  distributions            (0.36)           (0.32)
Net asset value, end
  of period            $   11.16        $    9.71
Total return++             18.79%+++        (0.16)%+++
Ratios to average
  net
 assets/supplemental
  data:
Net assets, end of
  period (in 000's)    $  13,514        $   7,020
Ratio of operating
  expenses to
  average net assets        0.53%            0.21%+
Ratio of net
  investment income
  to average net
  assets                    3.33%            4.19%+
Portfolio turnover
  rate                        51%              24%
Ratio of operating
  expenses to
  average net assets
  without waivers
  and/or expense
  reimbursements            0.99%            1.11%+
Net investment
  income per share
  without waivers
  and/or expense
  reimbursements       $    0.30        $    0.26
Average commission
  rate paid (b)              N/A              N/A

 *  Nations Value Fund Investor A Shares commenced operations on December 6,
    1989.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND
                                     YEAR           PERIOD           YEAR           YEAR           YEAR            YEAR
                                     ENDED          ENDED           ENDED           ENDED          ENDED          ENDED
INVESTOR A SHARES                  03/31/97      03/31/96 (a)      05/31/95       05/31/94       05/31/93        05/31/92
Operating performance:
Net asset value, beginning of
  period                          $   13.11      $   11.78       $   11.41        $   12.02      $   11.40     $   10.19
Net investment income                  0.36           0.27            0.40             0.37           0.34          0.29
Net realized and unrealized
  gain on investments                  1.58           1.77            1.10             0.21           1.05          1.27
Net increase in net asset value
  from operations                      1.94           2.04            1.50             0.58           1.39          1.56
Distributions:
Dividends from net investment
  income                              (0.38)         (0.34)          (0.40)           (0.38)         (0.32)        (0.28)
Distributions from net realized
  capital gains                       (2.41)         (0.37)          (0.73)           (0.81)         (0.45)        (0.07)
Total dividends and
  distributions                       (2.79)         (0.71)          (1.13)           (1.19)         (0.77)        (0.35)
Net asset value, end of period    $   12.26      $   13.11       $   11.78        $   11.41      $   12.02     $   11.40
Total return++                        15.30%         17.75%          14.53%            4.74%         12.78%        15.59%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                          $  47,891      $  42,606       $  35,538        $  33,691      $  32,760     $   3,418
Ratio of operating expenses to
  average net assets                   1.16%(c)       1.15%+          1.17%            1.19%          1.17%         1.35%
Ratio of net investment income
  to average net assets                2.84%          2.59%+          3.50%            3.16%          3.12%         2.90%
Portfolio turnover rate                 102%            59%            158%             116%            55%           84%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                       1.16%(c)       1.15%+          1.18%            1.20%          1.29%         2.46%
Net investment income/(loss)
  per share without waivers
  and/or expense reimbursements   $    0.36(c)   $    0.27       $    0.40        $    0.37      $    0.33     $    0.18
Average commission rate paid
  (b)                             $  0.0609      $  0.0287             N/A              N/A            N/A           N/A

                                     PERIOD
                                     ENDED
INVESTOR A SHARES                  05/31/91*
Operating performance:
Net asset value, beginning of
  period                          $   10.04
Net investment income                  0.05
Net realized and unrealized
  gain on investments                  0.10
Net increase in net asset value
  from operations                      0.15
Distributions:
Dividends from net investment
  income                                 --
Distributions from net realized
  capital gains                          --
Total dividends and
  distributions                          --
Net asset value, end of period    $   10.19
Total return++                         1.49%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                          $     497
Ratio of operating expenses to
  average net assets                   1.37%+
Ratio of net investment income
  to average net assets                3.40%+
Portfolio turnover rate                   9%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                      15.09%+
Net investment income/(loss)
  per share without waivers
  and/or expense reimbursements   $   (1.30)
Average commission rate paid
  (b)                                   N/A

 * Nations Equity Income Fund Investor A Shares commenced operations on April 16, 1991.
 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND
                                          YEAR            PERIOD            YEAR             YEAR             YEAR
                                          ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                      03/31/97##       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of
  period                               $   13.41        $   14.22        $   11.21        $   11.06         $   10.67
Net investment income                       0.02             0.01             0.06             0.07              0.07
Net realized and unrealized gain on
  investments                               1.65             0.38             3.28             0.14              0.41
Net increase in net asset value
  from operations                           1.67             0.39             3.34             0.21              0.48
Distributions:
Dividends from net investment
  income                                   (0.02)           (0.01)           (0.07)           (0.06)            (0.08)
Distributions from net realized
  capital gains                            (3.39)           (1.19)           (0.26)           (0.00)(b)         (0.01)
Total dividends and distributions          (3.41)           (1.20)           (0.33)           (0.06)            (0.09)
Net asset value, end of period         $   11.67        $   13.41        $   14.22        $   11.21         $   11.06
Total return++                             11.58%            3.02%           30.70%            1.93%             4.56%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                               $  20,465        $  18,311        $  16,770        $  11,038         $  11,182
Ratio of operating expenses to
  average net assets                        1.21%(d)         1.21%+           1.23%            1.15%             1.05%
Ratio of net investment income to
  average net assets                        0.14%            0.13%+           0.46%            0.60%             0.59%
Portfolio turnover rate                       75%              25%              80%              56%               81%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                            1.21%            1.21%+           1.23%            1.16%             1.14%
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.02        $    0.01        $    0.06        $    0.07         $    0.06
Average commission rate paid (c)       $  0.0604        $  0.0632              N/A              N/A               N/A

                                          PERIOD
                                           ENDED
INVESTOR A SHARES                        11/30/92*
Operating performance:
Net asset value, beginning of
  period                               $   10.00
Net investment income                       0.01
Net realized and unrealized gain on
  investments                               0.66#
Net increase in net asset value
  from operations                           0.67
Distributions:
Dividends from net investment
  income                                      --
Distributions from net realized
  capital gains                               --
Total dividends and distributions             --
Net asset value, end of period         $   10.67
Total return++                              6.70%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                               $   1,225
Ratio of operating expenses to
  average net assets                        0.55%+
Ratio of net investment income to
  average net assets                        1.08%+
Portfolio turnover rate                        7%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                            1.30%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.00(b)
Average commission rate paid (c)             N/A

 * Nations Capital Growth Fund Investor A Shares commenced operations on October 2, 1992.
 +  Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
## Per share numbers shave been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND
                                                       YEAR            PERIOD             YEAR               YEAR
                                                       ENDED            ENDED             ENDED              ENDED
INVESTOR A SHARES                                    03/31/97#      03/31/96#(a)        11/30/95           11/30/94#
Operating performance:
Net asset value, beginning of period                $   13.91        $   14.17         $   11.35           $   10.85
Net investment income/(loss)                            (0.07)           (0.01)            (0.01)              (0.06)
Net realized and unrealized gain on investments          0.19             1.25              3.23                0.70
Net increase in net asset value from operations          0.12             1.24              3.22                0.64
Distributions:
Distributions from net realized capital gains           (1.34)           (1.50)            (0.40)              (0.14)
Total dividends and distributions                       (1.34)           (1.50)            (0.40)              (0.14)
Net asset value, end of period                      $   12.69        $   13.91         $   14.17           $   11.35
Total return++                                            .18%            9.80%            29.65%               5.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  12,126        $   7,802         $   5,765           $   3,234
Ratio of operating expenses to average net
  assets                                                 1.23%(c)         1.24%+            1.23%               1.26%
Ratio of net investment income/(loss) to average
  net assets                                            (0.51)%          (0.31)%+          (0.17)%             (0.54)%
Portfolio turnover rate                                    93%              39%              139%                129%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursement                                          1.23%(c)         1.24%+            1.23%               1.26%
Net investment income/(loss) per share without
  waivers and/or expense reimbursement              $   (0.07)(c)    $   (0.01)        $   (0.01)          $   (0.05)
Average commission rate paid (b)                    $  0.0562        $  0.0599               N/A                 N/A

                                                       PERIOD
                                                       ENDED
INVESTOR A SHARES                                    11/30/93*
Operating performance:
Net asset value, beginning of period                $    9.87
Net investment income/(loss)                            (0.03)
Net realized and unrealized gain on investments          1.02
Net increase in net asset value from operations          0.99
Distributions:
Distributions from net realized capital gains           (0.01)
Total dividends and distributions                       (0.01)
Net asset value, end of period                      $   10.85
Total return++                                           9.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   2,095
Ratio of operating expenses to average net
  assets                                                 1.05%+
Ratio of net investment income/(loss) to average
  net assets                                            (0.40)%+
Portfolio turnover rate                                   159%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursement                                          1.26%+
Net investment income/(loss) per share without
  waivers and/or expense reimbursement              $   (0.04)
Average commission rate paid (b)                          N/A

 * Nations Emerging Growth Fund Investor A Shares commenced operations on December 10, 1992.
 +  Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND
                                                       YEAR            PERIOD             YEAR             PERIOD
                                                       ENDED            ENDED            ENDED              ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(a)        11/30/95          11/30/94*
Operating performance:
Net asset value, beginning of period                $   17.16        $   17.04         $   13.06          $   13.30
Net investment income/(loss)                             0.08             0.04              0.09               0.00(b)
Net realized and unrealized gain/(loss) on
  investments                                            2.80             0.35              3.96              (0.23)#
Net increase/(decrease) in net asset value from
  operations                                             2.88             0.39              4.05              (0.23)
Distributions:
Dividends from net investment income                    (0.09)           (0.04)            (0.07)             (0.01)
Distributions from net realized capital gains           (1.51)           (0.23)               --                 --
Return of capital                                          --               --                --              (0.00)(b)
Total dividends and distributions:                      (1.60)           (0.27)            (0.07)             (0.01)
Net asset value, end of period                      $   18.44        $   17.16         $   17.04          $   13.06
Total return++                                          16.76%            2.35%            31.05%             (1.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   6,837        $   4,722         $   3,234          $     252
Ratio of operating expenses to average net
  assets                                                 1.29%(d)         1.12%+            1.40%              1.23%+
Ratio of net investment income/(loss) to average
  net assets                                             0.45%            0.72%+            0.75%              0.02%+
Portfolio turnover rate                                   120%              47%              124%               177%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.29%            1.12%+            1.40%              1.66%+
Net investment income/(loss) per share without
  waivers and/or expense reimbursements             $    0.08        $    0.04         $    0.09          $   (0.07)
Average commission rate paid (c)                    $  0.0377        $  0.0627               N/A                N/A

                                                       PERIOD
                                                        ENDED
INVESTOR A SHARES                                     04/29/94*
Operating performance:
Net asset value, beginning of period                  $   14.94
Net investment income/(loss)                              (0.04)
Net realized and unrealized gain/(loss) on
  investments                                              1.35
Net increase/(decrease) in net asset value from
  operations                                               1.31
Distributions:
Dividends from net investment income                         --
Distributions from net realized capital gains             (2.95)
Return of capital                                            --
Total dividends and distributions:                        (2.95)
Net asset value, end of period                        $   13.30
Total return++                                             8.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $     165
Ratio of operating expenses to average net
  assets                                                   1.30%+
Ratio of net investment income/(loss) to average
  net assets                                              (0.62)%+
Portfolio turnover rate                                     475%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                           1.74%+
Net investment income/(loss) per share without
  waivers and/or expense reimbursements               $   (0.07)
Average commission rate paid (c)                            N/A

 * The period for Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SMALL COMPANY GROWTH FUND
                                                                                            PERIOD              PERIOD
                                                                                            ENDED               ENDED
INVESTOR A SHARES*                                                                         05/16/97          08/31/96(a)
Operating performance:
Net asset value, beginning of the period                                                  $   10.64           $   10.00
Net investment income                                                                          0.03                0.05
Net realized and unrealized gain on investments and futures                                    1.46                0.64
Total income from investment activities                                                        1.49                0.69
Distributions from net investment income                                                      (0.03)              (0.05)
Distributions from net realized gains                                                         (0.05)                 --
Total distributions                                                                           (0.08)              (0.05)
Net asset value at the end of the period                                                  $   12.05           $   10.64
Total return (b)                                                                              13.98%               6.88%
Ratio of expenses to average net assets                                                        1.23%(c)            1.25%(c)
Ratio of net investment income to average net assets                                           0.30%(c)            0.66%(c)
Portfolio turnover rate (e)                                                                      48%                 31%
Net assets at end of period (in 000's)                                                    $   3,697           $   2,611
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                              1.66%(c)            1.65%(c)
Ratio of net investment income/(loss) to average net assets (assuming no waiver or
  expense reimbursements)                                                                     (0.13)%(c)           0.26%(c)
Average Commission Rate (d)                                                                      --           $   .0340

  * Investor A Shares of Nations Small Company Growth Fund were formerly Class A Shares of the Pilot Small Capitalization Equity Fund, a predecessor portfolio.
(a) Share activity commenced December 12, 1995.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class A Shares. Total return is not annualized.
(c) Annualized.
(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions, for the time period of May 4, 1996 to August 31, 1996, divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.
(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND
                                        YEAR              PERIOD               YEAR                 YEAR
                                        ENDED              ENDED               ENDED                ENDED
INVESTOR A SHARES                     03/31/97#        03/31/96(a)#          05/31/95#            05/31/94#
Operating performance:
Net asset value, beginning of
  period                              $   13.39          $   11.67           $   12.00            $   10.56
Net investment income/(loss)               0.05               0.04                0.11                 0.06
Net realized and unrealized
  gain/(loss) on investments               0.11               1.78               (0.20)                1.44
Net increase/(decrease) in net
  asset value from operations              0.16               1.82               (0.09)                1.50
Distributions:
Dividends from net investment
  income                                  (0.09)             (0.04)              (0.02)               (0.04)
Distributions in excess of net
  investment income                       (0.00)(c)          (0.04)                 --                   --
Distributions from net realized
  capital gains                           (0.42)             (0.02)              (0.12)               (0.02)
Distributions in excess of net
  realized capital gains                  (0.03)                --               (0.10)                  --
Total dividends and
  distributions                           (0.54)             (0.10)              (0.24)               (0.06)
Net asset value, end of period        $   13.01          $   13.39           $   11.67            $   12.00
Total return++                             1.08%             15.66%              (0.69)%              14.00%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                              $   9,443          $   7,643           $   4,877            $   3,219
Ratio of operating expenses to
  average net assets                       1.41%              1.42%+              1.28%                1.42%
Ratio of net investment
  income/(loss) to average net
  assets                                   0.37%              0.40%+              0.92%                0.50%
Portfolio turnover rate                      36%                26%                 92%                  39%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                             --               1.43%+              1.29%                1.43%
Net investment income/(loss) per
  share without waivers and/or
  expense reimbursements                     --          $    0.04           $    0.11            $    0.05
Average commission rate paid (b)      $  0.0279          $  0.0272                  --                   --

                                        PERIOD
                                         ENDED
INVESTOR A SHARES                     05/31/93*#
Operating performance:
Net asset value, beginning of
  period                               $   10.38
Net investment income/(loss)                0.07
Net realized and unrealized
  gain/(loss) on investments                0.21
Net increase/(decrease) in net
  asset value from operations               0.28
Distributions:
Dividends from net investment
  income                                   (0.08)
Distributions in excess of net
  investment income                           --
Distributions from net realized
  capital gains                            (0.02)
Distributions in excess of net
  realized capital gains                      --
Total dividends and
  distributions                            (0.10)
Net asset value, end of period         $   10.56
Total return++                              2.91%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                               $     839
Ratio of operating expenses to
  average net assets                        1.55%+
Ratio of net investment
  income/(loss) to average net
  assets                                    0.78%+
Portfolio turnover rate                       41%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                            1.62%+
Net investment income/(loss) per
  share without waivers and/or
  expense reimbursements               $    0.07
Average commission rate paid (b)              --

 * Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
  # Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING MARKETS FUND
                                                                                              YEAR            PERIOD
                                                                                              ENDED            ENDED
INVESTOR A SHARES                                                                           03/31/97#       03/31/96*#
Operating performance:
Net asset value, beginning of period                                                        $   10.32        $   10.00
Net investment income/(loss)                                                                    (0.01)           (0.05)
Net realized and unrealized gain on investments                                                  1.21             0.37
Net increase in net asset value from operations                                                  1.20             0.32
Dividends from net investment income                                                            (0.02)              --
Distributions in excess of net investment income                                                (0.05)              --
Distributions from net realized capital gains                                                   (0.06)              --
Total dividends and distributions                                                               (0.13)              --
Net asset value, end of period                                                              $   11.39        $   10.32
Total return++                                                                                  11.74%            3.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                        $     894        $     477
Ratio of operating expenses to average net assets                                                1.99%            2.38%+
Ratio of net investment income/(loss) to average net assets                                      0.12%           (0.63)%+
Portfolio turnover rate                                                                            31%              17%
Average commission rate paid (a)                                                            $  0.0003        $  0.0004

  * Nations Emerging Markets Fund Investor A Shares commenced operations on June 30, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL GROWTH FUND
                                                                                                               EIGHT
                                          PERIOD            YEAR             YEAR             YEAR             MONTHS
                                          ENDED             ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES*                       05/16/97         08/31/96        08/31/95(i)       08/31/94          08/31/93
Operating performance:
Net asset value at the beginning of
  the period                          $   16.90          $   16.14        $   16.29        $   14.13       $   11.85
Net investment income/(loss)              (0.05)              0.04             0.08(h)          0.07(h)         0.02(h)
Net realized and unrealized
  gain/(loss) on investments               2.85               1.69            (0.22)(h)         1.65(h)         2.51(h)
Net realized and unrealized
  gain/(loss) on foreign currency
  related transactions (c)                (0.95)             (0.12)            0.39(h)          0.59(h)        (0.25)(h)
Total income/(loss) from investment
  activities                               1.85               1.61             0.25             2.31            2.28
Distributions from net investment
  income                                  (0.14)             (0.46)           (0.11)              --              --
Distributions from net realized
  gain on investments and foreign
  currency related transactions           (0.34)             (0.39)           (0.29)           (0.15)             --
Net asset value at the end of the
  period                              $   18.27          $   16.90        $   16.14        $   16.29       $   14.13
Total return (d)                          11.14%(e)          10.40%            1.77%           16.48%          19.24%(e)
Portfolio turnover rate (k)               33.68%             22.31%           35.91%           35.40%          26.65%(g)
Ratio of expenses to average net
  assets                                   1.42%(j)(f)        1.32%            1.42%            1.37%           2.17%(f)
Ratio of net investment
  income/(loss) to average net
  assets                                   0.29%(j)(f)        0.48%            0.50%            0.48%           0.25%(f)
Net assets at end of period (in
  000's)                              $  26,730          $  26,730        $  27,625        $  44,990       $  55,816
Average Commission Rate (j)           $  0.0107          $  0.0160               --               --              --


                                          YEAR
                                          ENDED
INVESTOR A SHARES*                   12/31/92(a)(b)
Operating performance:
Net asset value at the beginning of
  the period                           $   12.29
Net investment income/(loss)                0.04(h)
Net realized and unrealized
  gain/(loss) on investments               (0.46)(h)
Net realized and unrealized
  gain/(loss) on foreign currency
  related transactions (c)                    --
Total income/(loss) from investment
  activities                               (0.42)
Distributions from net investment
  income                                   (0.02)
Distributions from net realized
  gain on investments and foreign
  currency related transactions               --
Net asset value at the end of the
  period                               $   11.85
Total return (d)                           (3.42)%
Portfolio turnover rate (k)                58.55%
Ratio of expenses to average net
  assets                                    1.78%
Ratio of net investment
  income/(loss) to average net
  assets                                    0.35%
Net assets at end of period (in
  000's)                               $  56,358
Average Commission Rate (j)                   --

 * Investor A Shares of Nations International Growth Fund were formerly Class A Shares of the Pilot International Equity Fund, a predecessor portfolio.

 (a) Prior to a tax-free reorganization into Pilot Administration shares effective July 12, 1993, the Pilot Kleinwort Benson International Equity Portfolio was a separate portfolio of Kleinwort Benson Investment Strategies known as Kleinwort Benson International Equity Fund. The predecessor portfolio was advised by Kleinwort Benson International Investment Limited and had a December 31 fiscal year end.

 (b) Prior to July 12, 1993, the Pilot Administration shares were not subject to an Administration Plan.

 (c) For years preceding the fiscal year ended August 31, 1993, net realized and unrealized gain/(losses) from foreign currency related transactions were included in net realized and unrealized gain/(losses) from investments. Effective January 1, 1993, realized and unrealized gain/(losses) from foreign currency related transactions are disclosed separately from net realized and unrealized gain/(losses) from investments.

 (d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for the Class A Shares.

 (e) Not annualized.

 (f) Annualized.

 (g) Excludes the transfer of assets effective on August 6, 1993 from a collective trust for which Boatmen's Trust Company served as trustee.

 (h) Calculated based on the average shares outstanding methodology.


 (i) The Administration Class Shares were redesignated as the Class A Shares.
 (j) Represents the total dollar amount of commissions paid on security transactions divided by total number of security shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


 (k) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL GROWTH FUND (CONT.)
                                                                YEAR              YEAR              YEAR              YEAR
                                                               ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES*                                            12/31/91          12/31/90          12/31/89          12/31/88
Operating performance:
Net asset value at the beginning of the period               $   12.65         $   15.58         $   14.66         $   13.21
Net investment income                                             0.06              0.12              0.07             (0.01)
Net realized and unrealized capital gain/(loss) on
  investments                                                     1.36             (2.40)             3.22              2.73
Net realized and unrealized gain/(loss) on foreign
  currency related transactions (c)                                 --                --                --                --
Total income/(loss) from investments                              1.42             (2.28)             3.29              2.72
Distributions from net investment income                         (0.08)            (0.14)            (0.22)               --
Distributions from net realized gain on investments and
  foreign currency related transactions                          (1.70)            (0.51)            (2.15)            (1.27)
Net asset value at the end of the period                     $   12.29         $   12.65         $   15.58         $   14.66
Total return (d)                                                 11.81%           (14.77)%           22.99%            21.03%
Portfolio turnover rate (k)                                      51.88%            52.00%            61.54%            54.84%
Ratio of expenses to average net assets                           1.79%             1.82%             2.00%             2.31%
Ratio of net investment income/(loss) to average net
  assets                                                          0.45%             0.76%             0.39%            (0.07)%
Net assets at end of period (in 000's)                       $  65,939         $  72,007         $  80,224         $  59,864
Average commission rate                                             --                --                --                --

  * Investor A Shares of Nations International Growth Fund were formerly Class A Shares of the Pilot International Equity Fund, a predecessor portfolio.

 (a) Prior to a tax-free reorganization into Pilot Administration shares effective July 12, 1993, the Pilot Kleinwort Benson International Equity Portfolio was a separate portfolio of Kleinwort Benson Investment Strategies known as Kleinwort Benson International Equity Fund. The predecessor portfolio was advised by Kleinwort Benson International Investment Limited and had a December 31 fiscal year end.

 (b) Prior to July 12, 1993, the Pilot Administration shares were not subject to an Administration Plan.

 (c) For years preceding the fiscal year ended August 31, 1993, net realized and unrealized gain/(losses) from foreign currency related transactions were included in net realized and unrealized gain/(losses) from investments. Effective January 1, 1993, realized and unrealized gain/(losses) from foreign currency related transactions are disclosed separately from net realized and unrealized gain/(losses) from investments.

 (d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for the Class A Shares.
 (e) Not annualized.
 (f) Annualized.
 (g) Calculated on a portfolio-wide level and excludes the transfer of assets effective on August 6, 1993.
 (h) Calculated based on the average shares outstanding methodology.
 (i) Effective August 21, 1995 the Administration Class Shares were redesignated as the Class A Shares.
 (j) Represents the total dollar amount of commissions paid on security transactions, for the time periods of May 4, 1996 to August 31, 1996, divided by total number of security shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.
 (k) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND
                                          YEAR            PERIOD             YEAR              YEAR              YEAR
                                         PERIOD            ENDED            ENDED             ENDED              ENDED
INVESTOR A SHARES                       03/31/97        03/31/96(a)        11/30/95          11/30/94          11/30/93
Operating performance:
Net asset value, beginning of
  period                               $   11.64        $   12.66         $   10.42        $   10.86           $   10.24
Net investment income                       0.34             0.11              0.34             0.22                0.29
Net realized and unrealized
  gain/(loss) on investments                1.05             0.45              2.23            (0.44)               0.62
Net increase/(decrease) in net
  asset value from operations               1.39             0.56              2.57            (0.22)               0.91
Distributions:
Dividends from net investment
  income                                   (0.36)           (0.17)            (0.31)           (0.22)              (0.29)
Distributions from net realized
  capital gains                            (1.54)           (1.41)            (0.02)              --                  --
Total dividends and distributions          (1.90)           (1.58)            (0.33)           (0.22)              (0.29)
Net asset value, end of period         $   11.13        $   11.64         $   12.66        $   10.42           $   10.86
Total return++                             12.18%            4.86%            25.01%           (2.02)%              8.93%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                               $   9,075        $   6,261         $   5,276        $   4,881           $   5,191
Ratio of operating expenses to
  average net assets                        1.25%(c)         1.25%+            1.24%            1.23%               1.15%
Ratio of net investment income to
  average net assets                        3.06%            2.66%+            3.00%            2.06%               2.57%
Portfolio turnover rate                      264%              83%              174%             156%                 50%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                            1.25%(c)         1.25%+            1.24%            1.24%               1.22%
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.34(c)     $    0.11         $    0.34        $    0.22           $    0.28
Average commission rate paid (b)       $  0.0563        $  0.0598               N/A              N/A                 N/A

                                          PERIOD
                                          ENDED
INVESTOR A SHARES                       11/30/92*
Operating performance:
Net asset value, beginning of
  period                               $   10.00
Net investment income                       0.01
Net realized and unrealized
  gain/(loss) on investments                0.23#
Net increase/(decrease) in net
  asset value from operations               0.24
Distributions:
Dividends from net investment
  income                                      --
Distributions from net realized
  capital gains                               --
Total dividends and distributions             --
Net asset value, end of period         $   10.24
Total return++                              2.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                               $     547
Ratio of operating expenses to
  average net assets                        0.55%+
Ratio of net investment income to
  average net assets                        3.60%+
Portfolio turnover rate                       79%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                            1.30%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.01
Average commission rate paid (b)             N/A

 * Nations Balanced Assets Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GLOBAL GOVERNMENT INCOME FUND
                                                                                              YEAR            PERIOD
                                                                                              ENDED            ENDED
INVESTOR A SHARES                                                                           03/31/97#        03/31/96*
Operating performance:
Net asset value, beginning of period                                                        $   10.07        $   10.00
Net investment income                                                                            0.44             0.37
Net realized and unrealized gain/(loss) on investments                                          (0.02)            0.11
Net increase in net asset value from operations                                                  0.42             0.48
Distributions:
Dividends from net investment income                                                            (0.45)           (0.35)
Distributions in excess of net investment income                                                (0.09)           (0.02)
Distributions from net realized capital gains                                                   (0.16)           (0.04)
Total dividends and distributions                                                               (0.70)           (0.41)
Net asset value, end of period                                                              $    9.79        $   10.07
Total return++                                                                                   3.99%            4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                        $  15,104        $  14,898
Ratio of operating expenses to average net assets                                                1.51%            1.57%+
Ratio of net investment income to average net assets                                             4.35%            4.92%+
Portfolio turnover rate                                                                           100%             213%

 * Nations Global Government Income Fund Investor A Shares commenced operations on June 30, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND
                                         YEAR            PERIOD            YEAR             YEAR             YEAR
                                        ENDED             ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                     03/31/97#       03/31/96(b)#       11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of
  period                             $    9.76          $    9.84        $    9.48        $   10.01        $    9.75
Net investment income                     0.56               0.19             0.59             0.48             0.51
Net realized and unrealized
  gain/(loss) on investments             (0.08)             (0.08)            0.36            (0.51)            0.26
Net increase/(decrease) in net
  asset value from operations             0.48               0.11             0.95            (0.03)            0.77
Distributions:
Dividends from net investment
  income                                 (0.56)             (0.19)           (0.59)           (0.46)           (0.51)
Distributions in excess of net
  investment income                         --                 --               --            (0.02)              --
Distributions from capital                  --                 --               --            (0.02)              --
Total dividends and distributions        (0.56)             (0.19)           (0.59)           (0.50)           (0.51)
Net asset value, end of period       $    9.68          $    9.76        $    9.84        $    9.48        $   10.01
Total return++                            5.04%              1.13%           10.29%           (0.33)%           8.03%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   6,169          $   2,810        $   2,969        $   2,490        $  11,205
Ratio of operating expenses to
  average net assets                      0.75%(a)           0.75%+           0.76%            0.71%            0.57%
Ratio of net investment income to
  average net assets                      5.77%              5.87%+           6.12%            5.02%            5.07%
Portfolio turnover rate                    172%                73%             224%             293%             121%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.05%              1.08%+           1.06%            1.03%            0.99%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.53          $    0.18        $    0.56        $    0.45        $    0.48

                                        PERIOD
                                         ENDED
INVESTOR A SHARES                      11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.08
Net realized and unrealized
  gain/(loss) on investments             (0.26)
Net increase/(decrease) in net
  asset value from operations            (0.18)
Distributions:
Dividends from net investment
  income                                 (0.07)
Distributions in excess of net
  investment income                         --
Distributions from capital                  --
Total dividends and distributions        (0.07)
Net asset value, end of period       $    9.75
Total return++                           (1.81)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $     254
Ratio of operating expenses to
  average net assets                      0.45%+
Ratio of net investment income to
  average net assets                      5.39%+
Portfolio turnover rate                     45%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.05%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.07

 * Nations Short-Term Income Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND
                                                            YEAR              PERIOD              YEAR               YEAR
                                                           ENDED               ENDED              ENDED              ENDED
INVESTOR A SHARES                                        03/31/97#         03/31/96(b)#         11/30/95#          11/30/94

Operating performance:
Net asset value, beginning of period                   $    4.07          $    4.14            $    3.93          $    4.28
Net investment income                                       0.22               0.07                 0.23               0.22
Net realized and unrealized gain/(loss) on
  investments                                              (0.08)             (0.07)                0.21              (0.33)
Net increase/(decrease) in net asset value from
  operations                                                0.14               0.00                 0.44              (0.11)
Distributions:
Dividends from net investment income                       (0.22)             (0.07)               (0.23)             (0.22)
Distributions in excess of net investment income              --              (0.00)(a)            (0.00)(a)          (0.00)(a)
Distributions from net realized capital gains                 --                 --                   --              (0.02)
Total dividends and distributions                          (0.22)             (0.07)               (0.23)             (0.24)
Net asset value, end of period                         $    3.99          $    4.07            $    4.14          $    3.93
Total return++                                              3.51%              0.00%###            11.48%             (2.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $  42,468          $  57,381            $  64,848          $  77,128
Ratio of operating expenses to average net assets           0.83%(c)(d)        0.83%+               0.80%              0.77%
Ratio of net investment income to average net
  assets                                                    5.53%              5.12%+               5.68%              5.58%
Portfolio turnover rate                                      529%               189%                 328%               133%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements             1.03%(d)           1.06%+               1.00%              0.98%
Net investment income per share without waivers
  and/or expense reimbursements                        $    0.21(d)       $    0.06            $    0.22          $    0.21

   * Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated
     and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
  ## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
 ### Amount represents less than 0.01%.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND (CONT.)
                                                                                YEAR             YEAR             PERIOD
                                                                               ENDED             ENDED             ENDED
INVESTOR A SHARES                                                             11/30/93         11/30/92          11/30/91*

Operating performance:
Net asset value, beginning of period                                         $    4.16       $    4.17         $    4.00##
Net investment income                                                             0.22            0.27              0.10
Net realized and unrealized gain/(loss) on investments                            0.14           (0.01)             0.17
Net increase/(decrease) in net asset value from operations                        0.36            0.26              0.27
Distributions:
Dividends from net investment income                                             (0.22)          (0.27)            (0.10)
Distributions in excess of net investment income                                    --              --                --
Distributions from net realized capital gains                                    (0.02)             --                --
Total dividends and distributions                                                (0.24)          (0.27)            (0.10)
Net asset value, end of period                                               $    4.28       $    4.16         $    4.17
Total return++                                                                    8.85%           6.61%             6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $ 173,449       $ 188,624         $  53,874
Ratio of operating expenses to average net assets                                 0.70%           0.48%             0.08%+
Ratio of net investment income to average net assets                              5.25%           6.34%             7.21%+
Portfolio turnover rate                                                             92%             25%               11%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          0.94%           0.88%             0.82%+
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.21       $    0.25         $    0.00(a)

   * Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated
     and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
  ## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
 ### Amount represents less than 0.01%.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND
                                                                 YEAR              PERIOD             YEAR              YEAR
                                                                 ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                                              03/31/97#        03/31/96(b)#       05/31/95#          05/31/94
Operating performance:
Net asset value, beginning of period                          $    9.67          $    9.86         $    9.80         $   10.46
Net investment income                                              0.58               0.50              0.61              0.62
Net realized and unrealized gain/(loss) on investments            (0.30)             (0.19)             0.06             (0.61)
Net increase/(decrease) in net asset value from
  operations                                                       0.28               0.31              0.67              0.01
Distributions:
Dividends from net investment income                              (0.56)             (0.48)            (0.57)            (0.56)
Distributions in excess of net investment income                     --              (0.02)               --             (0.02)
Distributions in excess of net realized capital gains                --                 --                --             (0.05)
Distributions from capital                                        (0.00)(a)             --             (0.04)            (0.04)
Total dividends and distributions                                 (0.56)             (0.50)            (0.61)            (0.67)
Net asset value, end of period                                $    9.39          $    9.67         $    9.86         $    9.80
Total return++                                                     2.92%              3.20%             7.29%            (0.11)%
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)                          $   9,852          $  11,662         $  10,928         $  14,044
Ratio of operating expenses to average net assets                  1.05%              1.05%+            1.01%             0.90%
Ratio of net investment income to average net assets               6.03%              6.11%+            6.44%             5.91%
Portfolio turnover rate                                             468%               199%              413%               56%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                            1.19%              1.20%+            1.19%             1.11%
Net investment income per share without waivers and/or
  expense reimbursements                                      $    0.57          $    0.49         $    0.59         $    0.59

  * Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not acccord with the results of operations.
(a) Amount represents less than $0.01.
(b) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND (CONT.)
                                                                                YEAR              YEAR              PERIOD
                                                                               ENDED              ENDED              ENDED
INVESTOR A SHARES                                                            05/31/93#          05/31/92           05/31/91*
Operating performance:
Net asset value, beginning of period                                       $   10.36          $   10.05          $   10.01
Net investment income                                                           0.66               0.71               0.09
Net realized and unrealized gain/(loss) on investments                          0.16               0.38               0.02
Net increase/(decrease) in net asset value from operations                      0.82               1.09               0.11
Distributions:
Dividends from net investment income                                           (0.68)             (0.75)             (0.07)
Distributions in excess of net investment income                                  --                 --                 --
Distributions from net realized capital gains                                     --                 --                 --
Distributions in excess of net realized capital gains                          (0.04)             (0.03)                --
Distributions from capital                                                        --                 --                 --
Total dividends and distributions                                              (0.72)             (0.78)             (0.07)
Net asset value, end of period                                             $   10.46          $   10.36          $   10.05
Total return++                                                                  8.18%             11.18%+++           1.07%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)                                       $  15,354          $   3,326          $     661
Ratio of operating expenses to average net assets                               1.00%              1.31%              1.35%+
Ratio of net investment income to average net assets                            6.52%              6.90%              7.22%+
Portfolio turnover rate                                                          103%               130%                 5%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        1.15%              1.97%              1.94%+++
Net investment income per share without waivers and/or expense
  reimbursements                                                           $    0.55          $    0.07          $    0.08+++

  * Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not acccord with the results of operations.
(a) Amount represents less than $0.01.
(b) Fiscal year ended changed to March 31. Prior to this, the fiscal year ended was May 31.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND
                                         YEAR             PERIOD             YEAR               YEAR               YEAR
                                        ENDED             ENDED              ENDED              ENDED              ENDED
INVESTOR A SHARES                     03/31/97#        03/31/96(a)         11/30/95           11/30/94           11/30/93
Operating performance:
Net asset value, beginning of
  period                             $    9.93         $   10.22           $    9.32          $   10.55          $    9.94
Net investment income                     0.56              0.18                0.57               0.51               0.54
Net realized and unrealized
  gain/(loss) on investments             (0.20)            (0.29)               0.90              (0.89)              0.62
Net increase/(decrease) in net
  asset value from operations             0.36             (0.11)               1.47              (0.38)              1.16
Distributions:
Dividends from net investment
  income                                 (0.56)            (0.18)              (0.57)             (0.49)             (0.54)
Distributions in excess of net
  investment income                         --                --                  --              (0.02)                --
Distributions from net realized
  capital gains                          (0.11)               --                  --              (0.34)             (0.01)
Distributions from capital           $   (0.00)(b)            --                  --                 --                 --
Total dividends and distributions        (0.67)            (0.18)              (0.57)             (0.85)             (0.55)
Net asset value, end of period       $    9.62         $    9.93           $   10.22          $    9.32          $   10.55
Total return++                            3.70%            (1.11)%             16.22%             (3.76)%            11.88%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   6,345         $   6,440           $   6,662          $     967          $   1,138
Ratio of operating expenses to
  average net assets                      0.91%(c)          0.92%+              0.91%              0.86%              0.76%
Ratio of net investment income to
  average net assets                      5.78%             5.29%+              5.85%              5.25%              5.25%
Portfolio turnover rate                    368%              133%                228%               307%               161%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.01%(c)          1.03%+              1.01%              0.94%              0.92%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.55(c)      $    0.18           $    0.56          $    0.50          $    0.53

                                        PERIOD
                                        ENDED
INVESTOR A SHARES                     11/30/92*
Operating performance:
Net asset value, beginning of
  period                            $    9.99
Net investment income                    0.01
Net realized and unrealized
  gain/(loss) on investments            (0.06)
Net increase/(decrease) in net
  asset value from operations           (0.05)
Distributions:
Dividends from net investment
  income                                   --
Distributions in excess of net
  investment income                        --
Distributions from net realized
  capital gains                            --
Distributions from capital                 --
Total dividends and distributions          --
Net asset value, end of period      $    9.94
Total return++                          (0.49)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $     113
Ratio of operating expenses to
  average net assets                     0.40%+
Ratio of net investment income to
  average net assets                     6.00%+
Portfolio turnover rate                    12%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         1.00%+
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.01

  * Nations Strategic Fixed Income Fund Investor A Shares commenced operations on November 19, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND
                                        YEAR            PERIOD            YEAR              YEAR             YEAR
                                        ENDED            ENDED            ENDED            ENDED             ENDED
INVESTOR A SHARES                     03/31/97#       03/31/96(b)       11/30/95         11/30/94#         11/30/93#
Operating performance:
Net asset value, beginning of
  period                             $   10.42        $   10.82        $    9.67       $   10.88           $    9.96
Net investment income                     0.66             0.22             0.71            0.72                0.76
Net realized and unrealized
  gain/(loss) on investments             (0.18)           (0.40)            1.15           (1.06)               0.92
Net increase/(decrease) in net
  asset value from operations             0.48            (0.18)            1.86           (0.34)               1.68
Distributions:
Dividends from net investment
  income                                 (0.66)           (0.22)           (0.71)          (0.72)              (0.76)
Distributions in excess of net
  investment income                         --               --               --           (0.00)(a)              --
Distributions from net realized
  capital gains                          (0.13)              --               --           (0.15)                 --
Total dividends and distributions        (0.79)           (0.22)           (0.71)          (0.87)              (0.76)
Net asset value, end of period       $   10.11        $   10.42        $   10.82       $    9.67           $   10.88
Total return++                            4.71%           (1.67)%          19.82%          (3.26)%             17.32%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $  11,662        $  13,332        $  13,150       $  10,819           $  13,291
Ratio of operating expenses to
  average net assets                      1.00%(c)         1.02%+           1.05%           0.96%               0.70%
Ratio of net investment income to
  average net assets                      6.48%            6.24%+           6.78%           7.09%               6.87%
Portfolio turnover rate                    278%              69%              96%            144%                 86%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.10%(c)         1.12%+           1.18%           1.17%               1.10%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $ 0.66(c)        $    0.22        $    0.70       $    0.70           $    0.70

                                        PERIOD
                                         ENDED
INVESTOR A SHARES                      11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $   10.02
Net investment income                     0.01
Net realized and unrealized
  gain/(loss) on investments             (0.06)
Net increase/(decrease) in net
  asset value from operations            (0.05)
Distributions:
Dividends from net investment
  income                                 (0.01)
Distributions in excess of net
  investment income                         --
Distributions from net realized
  capital gains                             --
Total dividends and distributions        (0.01)
Net asset value, end of period       $    9.96
Total return++                           (0.49)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $      18
Ratio of operating expenses to
  average net assets                      0.40%+
Ratio of net investment income to
  average net assets                      7.61%+
Portfolio turnover rate                     46%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.00%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.01



  * Nations Diversified Income Fund Investor A Shares commenced operations on November 25, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Amount represents less than $0.01 per share.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS U.S. GOVERNMENT BOND FUND
                                                                              YEAR                YEAR                YEAR
                                                                             ENDED               ENDED               ENDED
INVESTOR A SHARES*                                                          05/16/97            08/31/96          08/31/95(a)
Operating performance:
Net asset value, at the beginning of the period                            $   10.54           $   11.19           $   10.48
Net investment income                                                           0.39                0.59                0.37
Net realized and unrealized gain/(loss) on investments                          0.17               (0.20)               0.71
Total income from investment activities                                         0.56                0.39                1.08
Distributions from net investment income                                       (0.39)              (0.59)              (0.37)
Distributions from net realized gains                                          (0.51)              (0.45)                 --
Net asset value at the end of the period                                   $   10.20           $   10.54           $   11.19
Total return (b)                                                                5.44%               3.44%              10.41%
Ratio of expenses to average net assets                                         0.87%(c)            0.85%               0.82%(c)
Ratio of net investment income to average net assets                            5.35%(c)            5.44%               5.76%(c)
Portfolio turnover rate (d)                                                       58%                 87%                132%
Net assets at end of period (in 000's)                                          $734                $632                 $87
Ratio of expenses to average net assets (assuming no waiver or
  expense reimbursements)                                                       1.07      (c)          1.07     %          1.12%(c)
Ratio of net investment income to average net assets (assuming no
  waiver or expense reimbursements)                                             5.15      (c)          5.22     %          5.46%(c)

  * Investor A Shares of Nations U.S. Government Bond Fund were formerly Class A Shares of the Pilot U.S. Government Securities Fund, a predecessor portfolio.

(a) Class A Shares activity commenced February 7, 1995.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class A Shares. Total return is not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED              ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period               $    9.98         $   10.03         $    9.69         $    9.96
Net investment income                                   0.42              0.14              0.42              0.36
Net realized and unrealized gain/(loss) on
  investments                                          (0.03)            (0.05)             0.34             (0.27)
Net increase in net asset value from operations         0.39              0.09              0.76              0.09
Distributions:
Dividends from net investment income                   (0.42)            (0.14)            (0.42)            (0.36)
Distributions from net realized capital gains             --                --                --             (0.00)#
Total dividends and distributions                      (0.42)            (0.14)            (0.42)            (0.36)
Net asset value, end of period                     $    9.95         $    9.98         $   10.03         $    9.69
Total return++                                          3.96%             0.90%             7.95%             0.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   8,417         $   4,599         $   3,741         $     217
Ratio of operating expenses to average net
  assets                                                0.60%(a)          0.60%+(a)         0.65%(a)          0.52%(a)
Ratio of net investment income to average net
  assets                                                4.16%             4.17%+            4.18%             3.65%
Portfolio turnover rate                                   80%               16%               82%               57%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.04%             1.06%+            1.13%             0.99%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.37         $    0.12         $    0.37         $    0.33

                                                      PERIOD
                                                       ENDED
INVESTOR A SHARES                                    11/30/93*
Operating performance:
Net asset value, beginning of period                $    9.98
Net investment income                                    0.03
Net realized and unrealized gain/(loss) on
  investments                                           (0.02)
Net increase in net asset value from operations          0.01
Distributions:
Dividends from net investment income                    (0.03)
Distributions from net realized capital gains              --
Total dividends and distributions                       (0.03)
Net asset value, end of period                      $    9.96
Total return++                                           0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $     731
Ratio of operating expenses to average net
  assets                                                 0.24%+
Ratio of net investment income to average net
  assets                                                 3.01%+
Portfolio turnover rate                                    45%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.19%+
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.02


  * Nations Short-Term Municipal Income Fund's Investor A Shares commenced operations on November 2, 1993.
  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94

Operating performance:
Net asset value, beginning of period               $   10.03         $   10.17         $    9.24         $   10.11
Net investment income                                   0.46              0.15              0.47              0.42
Net realized and unrealized gain/(loss) on
  investments                                          (0.02)            (0.14)             0.93             (0.86)
Net increase/(decrease) in net asset value from
  operations                                            0.44              0.01              1.40             (0.44)
Distributions:
Dividends from net investment income                   (0.46)            (0.15)            (0.47)            (0.42)
Distributions in excess of net investment
  income                                                  --                --                --             (0.00)#
Distributions from net realized capital gains             --                --                --             (0.01)
Total dividends and distributions                      (0.46)            (0.15)            (0.47)            (0.43)
Net asset value, end of period                     $   10.01         $   10.03         $   10.17         $    9.24
Total return++                                          4.42%             0.13%            15.38%            (4.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   2,067         $   1,500         $   1,249         $     172
Ratio of operating expenses to average net
  assets                                                0.70%(a)          0.70%+(a)         0.65%(a)          0.53%(a)
Ratio of net investment income to average net
  assets                                                4.54%             4.55%+            4.71%             4.41%
Portfolio turnover rate                                   21%                4%               31%               51%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.01%             1.03%+            1.04%             1.06%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.42         $    0.14         $    0.44         $    0.38

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $   10.10
Net investment income                                   0.12
Net realized and unrealized gain/(loss) on
  investments                                           0.01
Net increase/(decrease) in net asset value from
  operations                                            0.13
Distributions:
Dividends from net investment income                   (0.12)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.12)
Net asset value, end of period                     $   10.11
Total return++                                          1.28%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $      68
Ratio of operating expenses to average net
  assets                                                0.39%+
Ratio of net investment income to average net
  assets                                                3.92%+
Portfolio turnover rate                                   23%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.11%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.10


  * Nations Intermediate Municipal Bond Fund's Investor A Shares commenced operations on August 17, 1993.
  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                                03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                           $   10.84        $   11.08        $    9.64         $   11.33
Net investment income                                               0.57             0.19             0.57              0.55
Net realized and unrealized gain/(loss) on investments              0.05            (0.24)            1.44             (1.44)
Net increase/(decrease) in net asset value from operations          0.62            (0.05)            2.01             (0.89)
Distributions:
Dividends from net investment income                               (0.57)           (0.19)           (0.57)            (0.55)
Distributions in excess of net investment income                      --               --               --             (0.00)#
Distributions from net realized capital gains                         --               --               --             (0.25)
Total dividends and distributions                                  (0.57)           (0.19)           (0.57)            (0.80)
Net asset value, end of period                                 $   10.89        $   10.84        $   11.08         $    9.64
Total return++                                                      5.82%           (0.47)%          21.31%            (8.34)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  15,075        $  26,085        $  27,963         $  23,754
Ratio of operating expenses to average net assets                   0.80%            0.80%+           0.80%             0.79%
Ratio of operating expenses to average net assets including
  interest expense                                                      (a)              (a)              (a)           0.80%
Ratio of net investment income to average net assets                5.21%            5.15%+           5.43%             5.24%
Portfolio turnover rate                                               25%               4%              49%               63%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.11%            1.11%+           1.08%             1.08%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.54        $    0.18        $    0.54         $    0.52


  * Nations Municipal Income Fund's Investor A Shares commenced operations on February 1, 1991.
  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND (CONT.)
                                                                                 YEAR             YEAR             PERIOD
                                                                                 ENDED            ENDED             ENDED
INVESTOR A SHARES                                                              11/30/93         11/30/92          11/30/91*
Operating performance:
Net asset value, beginning of period                                          $   10.65       $   10.25         $   10.00
Net investment income                                                              0.57            0.58              0.52
Net realized and unrealized gain/(loss) on investments                             0.72            0.41              0.25
Net increase/(decrease) in net asset value from operations                         1.29            0.99              0.77
Distributions:
Dividends from net investment income                                              (0.57)          (0.58)            (0.52)
Distributions in excess of net investment income                                     --              --                --
Distributions from net realized capital gains                                     (0.04)          (0.01)               --
Total dividends and distributions                                                 (0.61)          (0.59)            (0.52)
Net asset value, end of period                                                $   11.33       $   10.65         $   10.25
Total return++                                                                    12.37%           9.88%+++          7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  28,415       $  21,056         $   7,234
Ratio of operating expenses to average net assets                                  0.60%           0.52%             0.20%+
Ratio of operating expenses to average net assets including interest
  expense                                                                            --              --                --
Ratio of net investment income to average net assets                               5.09%           5.42%             6.07%+
Portfolio turnover rate                                                              48%             19%               54%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.99%           0.99%             0.88%+
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.53       $    0.53         $    0.45


   * Nations Municipal Income Fund's Investor A Shares commenced operations on February 1, 1991.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated
     and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period               $   10.46         $   10.63         $    9.61         $   10.50
Net investment income                                   0.47              0.16              0.46              0.43
Net realized and unrealized gain/(loss) on
  investments                                          (0.06)            (0.17)             1.02             (0.88)
Net increase/(decrease) in net asset value from
  operations                                            0.41             (0.01)             1.48             (0.45)
Distributions:
Dividends from net investment income                   (0.47)            (0.16)            (0.46)            (0.43)
Distributions in excess of net investment
  income                                                  --                --                --             (0.00)#
Distributions from net realized capital gains             --                --                --             (0.01)
Total dividends and distributions                      (0.47)            (0.16)            (0.46)            (0.44)
Net asset value, end of period                     $   10.40         $   10.46         $   10.63         $    9.61
Total return++                                          4.01%            (0.13)%           15.68%            (4.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   2,142         $   2,029         $   2,292         $   2,114
Ratio of operating expenses to average net
  assets                                                0.70%             0.70%+            0.75%             0.73%
Ratio of operating expenses to average net
  assets including interest expense                       (a)               (a)               (a)               (a)
Ratio of net investment income to average net
  assets                                                4.52%             4.46%+            4.50%             4.26%
Portfolio turnover rate                                   16%               18%               27%               34%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.01%             1.06%+            1.01%             0.94%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.44         $    0.14         $    0.44         $    0.41

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.99
Net investment income                                   0.42
Net realized and unrealized gain/(loss) on
  investments                                           0.51
Net increase/(decrease) in net asset value from
  operations                                            0.93
Distributions:
Dividends from net investment income                   (0.42)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.42)
Net asset value, end of period                     $   10.50
Total return++                                          9.44%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   2,261
Ratio of operating expenses to average net
  assets                                                0.59%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                4.13%+
Portfolio turnover rate                                   15%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        0.95%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.39


  * Nations Florida Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 14, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND
                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   PERIOD            ENDED             ENDED             ENDED
INVESTOR A SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $    9.47        $    9.76          $    8.40        $    9.98
Net investment income                                                0.46             0.15               0.49             0.47
Net realized and unrealized gain/(loss) on investments               0.01            (0.29)              1.36            (1.58)
Net increase/(decrease) in net asset value from operations           0.47            (0.14)              1.85            (1.11)
Dividends from net investment income                                (0.46)           (0.15)             (0.49)           (0.47)
Total dividends and distributions                                   (0.46)           (0.15)             (0.49)           (0.47)
Net asset value, end of period                                  $    9.48        $    9.47          $    9.76        $    8.40
Total return++                                                       5.09%           (1.40)%            22.45%          (11.35)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $   1,781        $   1,836          $   1,787        $   1,024
Ratio of operating expenses to average net assets                    0.80%            0.80%+             0.59%            0.39%+
Ratio of operating expenses to average net assets including
  interest expenses                                                    (a)              (a)                (a)              (a)
Ratio of net investment income to average net assets                 4.87%            4.83%+             5.24%            5.37%+
Portfolio turnover rate                                                23%               7%                13%              46%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.13%            1.16%+             1.15%            1.09%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.43        $    0.14          $    0.44        $    0.42


  * Nations Florida Municipal Bond Fund Investor A Shares commenced operations on December 10, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                         YEAR             PERIOD             YEAR             YEAR             YEAR
                                        ENDED             ENDED             ENDED             ENDED            ENDED
INVESTOR A SHARES                      03/31/97        03/31/96(b)         11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of
  period                             $   10.63         $   10.81         $    9.82          $   10.82        $   10.28
Net investment income                     0.48              0.16              0.48               0.47             0.48
Net realized and unrealized
  gain/(loss) on investments             (0.05)            (0.18)             0.99              (0.98)            0.57
Net increase/(decrease) in net
  asset value from operations             0.43             (0.02)             1.47              (0.51)            1.05
Distributions:
Dividends from net investment
  income                                 (0.48)            (0.16)            (0.48)             (0.47)           (0.48)
Distributions in excess of net
  investment income                         --                --                --              (0.00)#             --
Distributions from net realized
  capital gains                             --                --                --              (0.02)           (0.03)
Total dividends and distributions        (0.48)            (0.16)            (0.48)             (0.49)           (0.51)
Net asset value, end of period       $   10.58         $   10.63         $   10.81          $    9.82        $   10.82
Total return++                            4.12%            (0.19)%           15.20%             (4.87)%          10.37%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   8,810         $   8,625         $   9,175          $  10,401        $  16,752
Ratio of operating expenses to
  average net assets                      0.70%             0.70%+            0.75%              0.72%            0.61%
Ratio of operating expenses to
  average net assets including
  interest expense                          (a)               (a)               (a)              0.73%              --
Ratio of net investment income to
  average net assets                      4.52%             4.47%+            4.56%              4.56%            4.42%
Portfolio turnover rate                      9%                3%               17%                22%               6%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.00%             1.03%+            1.00%              0.93%            0.92%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.45         $    0.15         $    0.45          $    0.45        $    0.45

                                        PERIOD
                                         ENDED
INVESTOR A SHARES                      11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $    9.98
Net investment income                     0.30
Net realized and unrealized
  gain/(loss) on investments              0.30
Net increase/(decrease) in net
  asset value from operations             0.60
Distributions:
Dividends from net investment
  income                                 (0.30)
Distributions in excess of net
  investment income                         --
Distributions from net realized
  capital gains                             --
Total dividends and distributions        (0.30)
Net asset value, end of period       $   10.28
Total return++                            6.12%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   3,809
Ratio of operating expenses to
  average net assets                      0.34%+
Ratio of operating expenses to
  average net assets including
  interest expense                          --
Ratio of net investment income to
  average net assets                      5.01%+
Portfolio turnover rate                     12%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          0.91%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.27


   * Nations Georgia Intermediate Municipal Bond Fund Investor A Shares commenced operations on May 4, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND
                                                                    YEAR             PERIOD              YEAR
                                                                   ENDED              ENDED             ENDED
INVESTOR A SHARES                                                 03/31/97         03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                            $    9.48         $    9.72          $    8.38
Net investment income                                                0.45              0.14               0.49
Net realized and unrealized gain/(loss) on investments               0.02             (0.24)              1.34
Net increase/(decrease) in net asset value from operations           0.47             (0.10)              1.83
Dividends from net investment income                                (0.45)            (0.14)             (0.49)
Total dividends and distributions                                   (0.45)            (0.14)             (0.49)
Net asset value, end of period                                  $    9.50         $    9.48          $    9.72
Total return++                                                       5.05%            (1.08)%            22.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $     208         $       7          $       7
Ratio of operating expenses to average net assets                    0.80%(a)          0.80%+(a)          0.60%(a)
Ratio of net investment income to average net assets                 4.76%             4.76%+             5.22%
Portfolio turnover rate                                                19%                7%                26%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.25%             1.34%+             1.29%
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.41         $    0.12          $    0.42

                                                                   PERIOD
                                                                   ENDED
INVESTOR A SHARES                                                11/30/94*
Operating performance:
Net asset value, beginning of period                           $    9.99
Net investment income                                               0.47
Net realized and unrealized gain/(loss) on investments             (1.61)
Net increase/(decrease) in net asset value from operations         (1.14)
Dividends from net investment income                               (0.47)
Total dividends and distributions                                  (0.47)
Net asset value, end of period                                 $    8.38
Total return++                                                    (11.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $       6
Ratio of operating expenses to average net assets                   0.39%+(a)
Ratio of net investment income to average net assets                5.42%+
Portfolio turnover rate                                               35%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.22%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.40


  * Nations Georgia Municipal Bond Fund Investor A Shares commenced operations on December 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                                03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                           $   10.80        $   10.95        $   10.00        $   11.09
Net investment income                                               0.48             0.16             0.48             0.48
Net realized and unrealized gain/(loss) on investments             (0.10)           (0.15)            0.98            (0.99)
Net increase/(decrease) in net asset value from operations          0.38             0.01             1.46            (0.51)
Distributions:
Dividends from net investment income                               (0.48)           (0.16)           (0.48)           (0.48)
Distributions from net realized capital gains                         --               --            (0.03)           (0.10)
Distributions in excess of net realized capital gains                 --               --               --            (0.00)#
Total dividends and distributions                                  (0.48)           (0.16)           (0.51)           (0.58)
Net asset value, end of period                                 $   10.70        $   10.80        $   10.95        $   10.00
Total return++                                                      3.62%            0.09%           14.94%           (4.82)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  14,988        $  19,456        $  21,208        $  22,145
Ratio of operating expenses to average net assets                   0.70%(a)         0.70%+(a)        0.75%(a)         0.71%(a)
Ratio of net investment income to average net assets                4.50%            4.42%+           4.56%            4.55%
Portfolio turnover rate                                               10%               4%              11%              22%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.98%            1.01%+           1.00%            0.91%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.45        $    0.15        $    0.45        $    0.46

  * Nations Maryland Intermediate Municipal Bond Fund Investor A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND (CONT.)
                                                                      YEAR             YEAR              YEAR
                                                                      ENDED            ENDED             ENDED
INVESTOR A SHARES                                                   11/30/93         11/30/92          11/30/91
Operating performance:
Net asset value, beginning of period                               $   10.72       $   10.44         $   10.21
Net investment income                                                   0.51            0.54              0.60
Net realized and unrealized gain/(loss) on investments                  0.44            0.31              0.24
Net increase/(decrease) in net asset value from operations              0.95            0.85              0.84
Distributions:
Dividends from net investment income                                   (0.51)          (0.54)            (0.60)
Distributions from net realized capital gains                          (0.07)          (0.03)            (0.01)
Distributions in excess of net realized capital gains                     --              --                --
Total dividends and distributions                                      (0.58)          (0.57)            (0.61)
Net asset value, end of period                                     $   11.09       $   10.72         $   10.44
Total return++                                                          8.96%           8.32%+++          8.46%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $  22,144       $  20,092         $   9,934
Ratio of operating expenses to average net assets                       0.64%           0.48%             0.20%
Ratio of net investment income to average net assets                    4.58%           4.98%             5.76%
Portfolio turnover rate                                                   26%             38%               26%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                                 0.88%           0.87%             0.71%
Net investment income per share without waivers and/or expense
  reimbursements                                                   $    0.48       $    0.50         $    0.55

                                                                      PERIOD
                                                                       ENDED
INVESTOR A SHARES                                                    11/30/90*
Operating performance:
Net asset value, beginning of period                               $   10.00
Net investment income                                                   0.16
Net realized and unrealized gain/(loss) on investments                  0.21
Net increase/(decrease) in net asset value from operations              0.37
Distributions:
Dividends from net investment income                                   (0.16)
Distributions from net realized capital gains                             --
Distributions in excess of net realized capital gains                     --
Total dividends and distributions                                      (0.16)
Net asset value, end of period                                     $   10.21
Total return++                                                          3.72%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $   2,228
Ratio of operating expenses to average net assets                       0.21%+
Ratio of net investment income to average net assets                    6.12%+
Portfolio turnover rate                                                   49%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                                 0.84%+
Net investment income per share without waivers and/or expense
  reimbursements                                                   $    0.13


  * Nations Maryland Intermediate Municipal Bond Fund Investor A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                       YEAR              PERIOD              YEAR               YEAR
                                                       ENDED              ENDED              ENDED              ENDED
INVESTOR A SHARES                                    03/31/97          03/31/96(b)         11/30/95           11/30/94
Operating performance:
Net asset value, beginning of period                $    9.39          $    9.63          $    8.37         $    9.77
Net investment income                                    0.44               0.14               0.46              0.49
Net realized and unrealized gain/(loss) on
  investments                                            0.02              (0.24)              1.26             (1.40)
Net increase/(decrease) in net asset value from
  operations                                             0.46              (0.10)              1.72             (0.91)
Dividends from net investment income                    (0.44)             (0.14)             (0.46)            (0.49)
Total dividends and distributions                       (0.44)             (0.14)             (0.46)            (0.49)
Net asset value, end of period                      $    9.41          $    9.39          $    9.63         $    8.37
Total return++                                           4.99%             (1.01)%            20.99%            (9.59)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   1,409          $   1,086          $   1,031         $       9
Ratio of operating expenses to average net
  assets                                                 0.80%              0.80%+             0.60%             0.39%(a)
Ratio of net investment income to average net
  assets                                                 4.68%              4.52%+             4.94%             5.30%
Portfolio turnover rate                                    18%                 7%                11%               39%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.32%              1.43%+             1.46%             1.48%
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.39          $    0.12          $    0.38         $    0.41

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.80
Net investment income                                   0.03
Net realized and unrealized gain/(loss) on
  investments                                          (0.03)
Net increase/(decrease) in net asset value from
  operations                                            0.00
Dividends from net investment income                   (0.03)
Total dividends and distributions                      (0.03)
Net asset value, end of period                     $    9.77
Total return++                                          0.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $       6
Ratio of operating expenses to average net
  assets                                                0.13%+
Ratio of net investment income to average net
  assets                                                3.97%+
Portfolio turnover rate                                    1%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.76%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.02


  * Nations Maryland Municipal Bond Fund Investor A Shares commenced operations on November 4, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR              PERIOD              YEAR               YEAR
                                                       ENDED              ENDED              ENDED              ENDED
INVESTOR A SHARES                                    03/31/97          03/31/96(b)         11/30/95           11/30/94
Operating performance:
Net asset value, beginning of period               $   10.36          $   10.51          $    9.53          $   10.46
Net investment income                                   0.45               0.15               0.43               0.42
Net realized and unrealized gain/(loss) on
  investments                                          (0.02)             (0.15)              0.99              (0.88)
Net increase/(decrease) in net asset value from
  operations                                            0.43               0.00               1.42              (0.46)
Distributions:
Dividends from net investment income                   (0.45)             (0.15)             (0.43)             (0.42)
Distributions in excess of net investment
  income                                                  --                 --              (0.00)#               --
Distributions from net realized capital gains             --                 --              (0.01)             (0.05)
Total dividends and distributions                      (0.45)             (0.15)             (0.44)             (0.47)
Net asset value, end of period                     $   10.34          $   10.36          $   10.51          $    9.53
Total return++                                          4.25%             (0.01)%            15.18%             (4.51)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   5,723          $   7,672          $   8,525          $   8,896
Ratio of operating expenses to average net
  assets                                                0.70%(a)           0.70%+             0.77%(a)           0.73%(a)
Ratio of net investment income to average net
  assets                                                4.37%              4.27%+             4.27%              4.20%
Portfolio turnover rate                                   26%                 3%                57%                37%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.02%              1.07%+             1.04%              1.00%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.42          $    0.14          $    0.41          $    0.40

                                                     PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $   10.01
Net investment income                                   0.42
Net realized and unrealized gain/(loss) on
  investments                                           0.45
Net increase/(decrease) in net asset value from
  operations                                            0.87
Distributions:
Dividends from net investment income                   (0.42)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.42)
Net asset value, end of period                     $   10.46
Total return++                                          8.76%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  13,749
Ratio of operating expenses to average net
  assets                                                0.57%+
Ratio of net investment income to average net
  assets                                                4.08%+
Portfolio turnover rate                                   29%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.00%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.38

  * Nations North Carolina Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 14, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                   03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period              $    9.49         $    9.73       $    8.36        $    9.85
Net investment income                                  0.45              0.15            0.49             0.50
Net realized and unrealized gain/(loss) on
  investments                                         (0.02)            (0.24)           1.37            (1.49)
Net increase/(decrease) in net asset value from
  operations                                           0.43             (0.09)           1.86            (0.99)
Dividends from net investment income                  (0.45)            (0.15)          (0.49)           (0.50)
Total dividends and distributions                     (0.45)            (0.15)          (0.49)           (0.50)
Net asset value, end of period                    $    9.47         $    9.49       $    9.73        $    8.36
Total return++                                         4.62%            (0.94)%         22.63%          (10.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $     594         $     448       $     347        $   1,161
Ratio of operating expenses to average net
  assets                                               0.80%(a)          0.80%+          0.58%(a)         0.39%(a)
Ratio of net investment income to average net
  assets                                               4.75%             4.66%+          5.23%            5.35%
Portfolio turnover rate                                  28%               22%             40%              29%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.14%             1.19%+          1.16%            1.10%
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.42         $    0.14       $    0.44        $    0.43

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.97
Net investment income                                   0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.12)
Net increase/(decrease) in net asset value from
  operations                                           (0.08)
Dividends from net investment income                   (0.04)
Total dividends and distributions                      (0.04)
Net asset value, end of period                     $    9.85
Total return++                                         (0.80)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   1,085
Ratio of operating expenses to average net
  assets                                                0.09%+
Ratio of net investment income to average net
  assets                                                3.97%+
Portfolio turnover rate                                   10%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.21%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.03


  * Nations North Carolina Municipal Bond Fund Investor A Shares commenced operations on November 1, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                        YEAR            PERIOD            YEAR             YEAR             YEAR
                                        ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                     03/31/97        03/31/96(b)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of
  period                            $   10.52        $   10.69        $    9.76        $   10.61         $   10.18
Net investment income                    0.49             0.16             0.49             0.48              0.48
Net realized and unrealized
  gain/(loss) on investments            (0.02)           (0.17)            0.93            (0.84)             0.43
Net increase/(decrease) in net
  asset value from operations            0.47            (0.01)            1.42            (0.36)             0.91
Distributions:
Dividends from net investment
  income                                (0.49)           (0.16)           (0.49)           (0.48)            (0.48)
Distributions in excess of net
  investment income                        --               --               --            (0.00)#              --
Distributions from net realized
  capital gains                            --               --               --            (0.01)               --
Total dividends and distributions       (0.49)           (0.16)           (0.49)           (0.49)            (0.48)
Net asset value, end of period      $   10.50        $   10.52        $   10.69        $    9.76         $   10.61
Total return++                           4.51%           (0.07)%          14.79%           (3.54)%            9.16%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $  10,465        $  14,288        $  14,452        $  16,378         $  20,024
Ratio of operating expenses to
  average net assets                     0.70%(a)         0.70%+(a)        0.75%(a)         0.72%(a)          0.60%
Ratio of net investment income to
  average net assets                     4.60%            4.61%+           4.72%            4.64%             4.53%
Portfolio turnover rate                    13%               6%              11%              30%               11%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         0.99%            1.02%+           0.95%            0.93%             0.90%
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.46        $    0.15        $    0.47        $    0.46         $    0.45

                                        PERIOD
                                         ENDED
INVESTOR A SHARES                      11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $    9.98
Net investment income                     0.30
Net realized and unrealized
  gain/(loss) on investments              0.20
Net increase/(decrease) in net
  asset value from operations             0.50
Distributions:
Dividends from net investment
  income                                 (0.30)
Distributions in excess of net
  investment income                         --
Distributions from net realized
  capital gains                             --
Total dividends and distributions        (0.30)
Net asset value, end of period       $   10.18
Total return++                            5.03%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   7,414
Ratio of operating expenses to
  average net assets                      0.33% +
Ratio of net investment income to
  average net assets                      4.83%+
Portfolio turnover rate                      7%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          0.85%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.27


   * Nations South Carolina Intermediate Municipal Bond Fund Investor A Shares commenced operations on May 5, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
   # Amount represents less than $0.01 per share.
 (a) The effect of interest on the operating expense ratio was less than 0.01%.
 (b) Fiscal year changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period               $    9.77         $    9.99         $    8.65         $    9.86
Net investment income                                   0.47              0.16              0.50              0.50
Net realized and unrealized gain/(loss) on
  investments                                           0.02             (0.22)             1.34             (1.21)
Net increase/(decrease) in net asset value from
  operations                                            0.49             (0.06)             1.84             (0.71)
Dividends from net investment income                   (0.47)            (0.16)            (0.50)            (0.50)
Total dividends and distributions                      (0.47)            (0.16)            (0.50)            (0.50)
Net asset value, end of period                     $    9.79         $    9.77         $    9.99         $    8.65
Total return++                                          5.12%            (0.64)%           21.74%            (7.45)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $     811         $   1,219         $   1,238         $     140
Ratio of operating expenses to average net
  assets                                                0.80%             0.80%+            0.60%             0.39%
Ratio of operating expenses to average net
  assets including interest expense                         (a)            (a)               (a)               (a)
Ratio of net investment income to average net
  assets                                                4.79%             4.76%+            5.24%             5.30%
Portfolio turnover rate                                   30%               20%               13%               14%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.20%             1.33%+            1.28%             1.30%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.43         $    0.14         $    0.44         $    0.42

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.87
Net investment income                                   0.03
Net realized and unrealized gain/(loss) on
  investments                                          (0.01)
Net increase/(decrease) in net asset value from
  operations                                            0.02
Dividends from net investment income                   (0.03)
Total dividends and distributions                      (0.03)
Net asset value, end of period                     $    9.86
Total return++                                          0.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $      14
Ratio of operating expenses to average net
  assets                                                0.10%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                4.16%+
Portfolio turnover rate                                    8%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.63%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.02


  * Nations South Carolina Municipal Bond Fund Investor A Shares commenced operations on November 8, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED              ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period               $   10.09         $   10.23         $    9.30          $   10.18
Net investment income                                   0.44              0.15              0.44               0.43
Net realized and unrealized gain/(loss) on
  investments                                          (0.01)            (0.14)             0.93              (0.87)
Net increase/(decrease) in net asset value from
  operations                                            0.43              0.01              1.37              (0.44)
Distributions:
Dividends from net investment income                   (0.44)            (0.15)            (0.44)             (0.43)
Distributions in excess of net investment
  income                                                  --                --                --              (0.00)#
Distributions from net realized capital gains             --                --                --              (0.01)
Total dividends and distributions                      (0.44)            (0.15)            (0.44)             (0.44)
Net asset value, end of period                     $   10.08         $   10.09         $   10.23          $    9.30
Total return++                                          4.33%             0.06%            15.00%             (4.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   6,840         $   7,439         $   7,573          $   7,831
Ratio of operating expenses to average net
  assets                                                0.70%             0.70%+            0.77%              0.70%
Ratio of operating expenses to average net
  assets including interest expense                      (a)                --               (a)               0.71%
Ratio of net investment income to average net
  assets                                                4.35%             4.31%+            4.45%              4.38%
Portfolio turnover rate                                   28%                3%               34%                41%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.13%             1.22%+            1.12%              1.07%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.40         $    0.13         $    0.41          $    0.40

                                                     PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $   10.00
Net investment income                                   0.29
Net realized and unrealized gain/(loss) on
  investments                                           0.18
Net increase/(decrease) in net asset value from
  operations                                            0.47
Distributions:
Dividends from net investment income                   (0.29)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.29)
Net asset value, end of period                     $   10.18
Total return++                                          4.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  15,573
Ratio of operating expenses to average net
  assets                                                0.42%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                4.16%+
Portfolio turnover rate                                   16%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.09%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.24


  * Nations Tennessee Intermediate Municipal Bond Fund Investor A Shares commenced operations on April 2, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                       YEAR              PERIOD              YEAR               YEAR
                                                       ENDED              ENDED              ENDED              ENDED
INVESTOR A SHARES                                    03/31/97          03/31/96(b)         11/30/95           11/30/94
Operating performance:
Net asset value, beginning of period               $    9.68          $    9.87          $    8.58          $    9.80
Net investment income                                   0.46               0.15               0.50               0.50
Net realized and unrealized gain/(loss) on
  investments                                           0.02              (0.19)              1.29              (1.22)
Net increase/(decrease) in net asset value from
  operations                                            0.48              (0.04)              1.79              (0.72)
Dividends from net investment income                   (0.46)             (0.15)             (0.50)             (0.50)
Total dividends and distributions                      (0.46)             (0.15)             (0.50)             (0.50)
Net asset value, end of period                     $    9.70          $    9.68          $    9.87          $    8.58
Total return++                                          5.02%             (0.37)%            21.28%             (7.58)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   1,018          $     973          $     203          $      43
Ratio of operating expenses to average net
  assets                                                0.80%              0.80%+             0.60%              0.39%
Ratio of operating expenses to average net
  assets including interest expense                         (a)            0.81%+                 (a)                (a)
Ratio of net investment income to average net
  assets                                                4.71%              4.72%+             5.29%              5.38%
Portfolio turnover rate                                   31%                 2%                45%                38%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.44%              1.67%+             1.47%              1.38%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.40          $    0.12          $    0.42          $    0.42

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.88
Net investment income                                   0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.08)
Net increase/(decrease) in net asset value from
  operations                                           (0.04)
Dividends from net investment income                   (0.04)
Total dividends and distributions                      (0.04)
Net asset value, end of period                     $    9.80
Total return++                                         (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $      34
Ratio of operating expenses to average net
  assets                                                0.17%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                4.31%+
Portfolio turnover rate                                    3%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.86%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.03


  * Nations Tennessee Municipal Bond Fund Investor A Shares commenced operations on November 2, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR              PERIOD              YEAR               YEAR
                                                       ENDED              ENDED              ENDED              ENDED
INVESTOR A SHARES                                    03/31/97          03/31/96(b)         11/30/95           11/30/94
Operating performance:
Net asset value, beginning of period                $   10.21         $   10.36          $    9.53          $   10.35
Net investment income                                    0.45              0.15               0.44               0.42
Net realized and unrealized gain/(loss) on
  investments                                           (0.03)            (0.15)              0.83              (0.79)
Net increase/(decrease) in net asset value from
  operations                                             0.42              0.00               1.27              (0.37)
Distributions:
Dividends from net investment income                    (0.45)            (0.15)             (0.44)             (0.42)
Distributions in excess of net investment
  income                                                   --                --                 --              (0.00)#
Distributions from net realized capital gains              --                --                 --              (0.03)
Total dividends and distributions                       (0.45)            (0.15)             (0.44)             (0.45)
Net asset value, end of period                      $   10.18         $   10.21          $   10.36          $    9.53
Total return++                                           4.17%            (0.02)%            13.60%             (3.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $     909         $     801          $     806          $     718
Ratio of operating expenses to average net
  assets                                                 0.70%             0.70%+             0.77%(a)           0.73%(a)
Ratio of operating expenses to average net
  assets including interest expense                        --                --                 (a)                (a)
Ratio of net investment income to average net
  assets                                                 4.39%             4.32%+             4.42%              4.22%
Portfolio turnover rate                                    34%               11%                64%                61%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.04%             1.09%+             1.03%              0.96%
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.41         $    0.14          $    0.42          $    0.40

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $   10.15
Net investment income                                   0.37
Net realized and unrealized gain/(loss) on
  investments                                           0.20
Net increase/(decrease) in net asset value from
  operations                                            0.57
Distributions:
Dividends from net investment income                   (0.37)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.37)
Net asset value, end of period                     $   10.35
Total return++                                          5.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $     968
Ratio of operating expenses to average net
  assets                                                0.59%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                4.28%+
Portfolio turnover rate                                   63%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        0.97%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.34


  * Nations Texas Intermediate Municipal Bond Fund Investor A Shares commenced operations on February 4, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR
                                                                    ENDED             ENDED             ENDED
INVESTOR A SHARES                                                 03/31/97         03/31/96(b)        11/30/95
Operating performance:
Net asset value, beginning of period                            $    9.49          $    9.70        $    8.39
Net investment income                                                0.46               0.15             0.49
Net realized and unrealized gain/(loss) on investments              (0.01)             (0.21)            1.31
Net increase/(decrease) in net asset value from operations           0.45              (0.06)            1.80
Dividends from net investment income                                (0.46)             (0.15)           (0.49)
Total dividends and distributions                                   (0.46)             (0.15)           (0.49)
Net asset value, end of period                                  $    9.48          $    9.49        $    9.70
Total return++                                                       4.78%             (0.62)%          21.85%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $     371          $     317        $     351
Ratio of operating expenses to average net assets                    0.80%(a)           0.80%+           0.59%(a)
Ratio of net investment income to average net assets                 4.79%              4.72%+           5.25%
Portfolio turnover rate                                                52%                 6%              50%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.23%              1.31%+           1.25%
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.42          $    0.13        $    0.43

                                                                   PERIOD
                                                                   ENDED
INVESTOR A SHARES                                                11/30/94*
Operating performance:
Net asset value, beginning of period                           $    9.92
Net investment income                                               0.47
Net realized and unrealized gain/(loss) on investments             (1.53)
Net increase/(decrease) in net asset value from operations         (1.06)
Dividends from net investment income                               (0.47)
Total dividends and distributions                                  (0.47)
Net asset value, end of period                                 $    8.39
Total return++                                                    (10.98)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $      55
Ratio of operating expenses to average net assets                   0.40%+(a)
Ratio of net investment income to average net assets                5.34%+
Portfolio turnover rate                                              107%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.24%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.39


  * Nations Texas Municipal Bond Fund Investor A Shares commenced operations on December 17, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                                03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                           $   10.69        $   10.83        $    9.94        $   10.99
Net investment income                                               0.49             0.16             0.49             0.48
Net realized and unrealized gain/(loss) on investments             (0.10)           (0.14)            0.89            (0.96)
Net increase/(decrease) in net asset value from operations          0.39             0.02             1.38            (0.48)
Distributions:
Dividends from net investment income                               (0.49)           (0.16)           (0.49)           (0.48)
Distributions from net realized capital gains                         --               --            (0.00)#          (0.09)
Distributions in excess of net realized capital gains                 --               --               --            (0.00)#
Total dividends and distributions                                  (0.49)           (0.16)           (0.49)           (0.57)
Net asset value, end of period                                 $   10.59        $   10.69        $   10.83        $    9.94
Total return++                                                      3.71%            0.20%           14.16%           (4.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  55,791        $  68,003        $  73,253        $  79,412
Ratio of operating expenses to average net assets                   0.70%(a)         0.70%+(a)        0.76%(a)         0.79%(a)
Ratio of net investment income to average net assets                4.59%            4.52%+           4.67%            4.58%
Portfolio turnover rate                                               20%               2%              22%              14%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.94%            0.96%+           0.94%            0.91%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.47        $    0.15        $    0.47        $    0.47


  * Nations Virginia Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 5, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (CONT.)
                                                                      YEAR             YEAR             YEAR            PERIOD
                                                                      ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                                                   11/30/93         11/30/92         11/30/91         11/30/90*
Operating performance:
Net asset value, beginning of period                                $   10.59      $   10.34        $   10.14        $   10.08
Net investment income                                                    0.51           0.54             0.58             0.61
Net realized and unrealized gain/(loss) on investments                   0.42           0.29             0.21             0.11
Net increase/(decrease) in net asset value from operations               0.93           0.83             0.79             0.72
Distributions:
Dividends from net investment income                                    (0.51)         (0.54)           (0.58)           (0.66)
Distributions from net realized capital gains                           (0.02)         (0.04)           (0.01)              --
Distributions in excess of net realized capital gains                      --             --               --               --
Total dividends and distributions                                       (0.53)         (0.58)           (0.59)           (0.66)
Net asset value, end of period                                      $   10.99      $   10.59        $   10.34        $   10.14
Total return++                                                           8.91%          8.18%+++         8.04%+++         7.41%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $ 103,689      $  76,650        $  44,540        $  24,303
Ratio of operating expenses to average net assets                        0.72%          0.65%            0.45%            0.26%+
Ratio of net investment income to average net assets                     4.65%          5.04%            5.67%            6.09%+
Portfolio turnover rate                                                    26%            13%              24%              19%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                                  0.84%          0.97%            0.73%            0.80%+
Net investment income per share without waivers and/or expense
  reimbursements                                                    $    0.49      $    0.50        $    0.55        $    0.55


  * Nations Virginia Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 5, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED              ENDED
INVESTOR A SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period               $    9.38         $    9.62        $    8.29          $    9.77
Net investment income                                   0.46              0.16             0.49               0.49
Net realized and unrealized gain/(loss) on
  investments                                           0.02             (0.24)            1.33              (1.48)
Net increase/(decrease) in net asset value from
  operations                                            0.48             (0.08)            1.82              (0.99)
Dividends from net investment income                   (0.46)            (0.16)           (0.49)             (0.49)
Total dividends and distributions                      (0.46)            (0.16)           (0.49)             (0.49)
Net asset value, end of period                     $    9.40         $    9.38        $    9.62          $    8.29
Total return++                                          5.23%            (0.91)%          22.39%            (10.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $     726         $     661        $     650          $     168
Ratio of operating expenses to average net
  assets                                                0.80%             0.80%+           0.59%              0.39%
Ratio of operating expenses to average net
  assets including interest expense                         (a)           0.81%+               (a)                (a)
Ratio of net investment income to average net
  assets                                                4.90%             4.86%+           5.31%              5.34%
Portfolio turnover rate                                   37%                8%              16%                61%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.18%             1.27%+           1.24%              1.17%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.42         $    0.14        $    0.44          $    0.43

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.84
Net investment income                                   0.03
Net realized and unrealized gain/(loss) on
  investments                                          (0.07)
Net increase/(decrease) in net asset value from
  operations                                           (0.04)
Dividends from net investment income                   (0.03)
Total dividends and distributions                      (0.03)
Net asset value, end of period                     $    9.77
Total return++                                         (0.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $      25
Ratio of operating expenses to average net
  assets                                                0.10%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                3.88%+
Portfolio turnover rate                                    0%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.30%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.02


  * Nations Virginia Municipal Bond Fund Investor A Shares commenced operations on November 8, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Objectives


EQUITY FUNDS:

NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

NATIONS EQUITY INCOME FUND: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

BOND FUNDS:

NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.

TAX-EXEMPT FUNDS:

NATIONS SHORT-TERM MUNICIPAL INCOME FUND: The investment objective of Nations

Short-Term Municipal Income Fund is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Municipal Income Fund is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND: Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA MUNICIPAL BOND FUND: Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS GEORGIA MUNICIPAL BOND FUND: Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND: Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS MARYLAND MUNICIPAL BOND FUND: Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND: Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND: Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND: Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TENNESSEE MUNICIPAL BOND FUND: Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND: Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TEXAS MUNICIPAL BOND FUND: Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS VIRGINIA MUNICIPAL BOND FUND: Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to as the "State Intermediate Municipal Bond Funds," and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund are sometimes collectively referred to as the "State Municipal Bond Funds".


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.

How Objectives Are Pursued


EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sec-tor contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")1 with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.

New purchases for the Fund will generally be made in equity securities that:

(Bullet) are income producing;

(Bullet) appear undervalued relative to the S&P 500 Index on a risk adjusted basis; and

(Bullet) have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and inter-

(1) "Standard & Poor's 500" is a registered service mark of S&P.

est payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;

(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and

(Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS EMERGING GROWTH FUND: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primar-ily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


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In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.

The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World
Bank), and money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


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The Fund also may invest in American Depository Receipts ("ADRs"), Global
Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar denominated instruments.

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the World Bank; and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


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For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks, convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid-and large-capitalization companies.

The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the


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former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations such as the World Bank and money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. finanical markets or in U.S. dollar denominated instruments.

GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and also may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund may invest in real estate investment trust securities and may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. Nations International Equity Fund, Nations International Growth Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund may invest in forward foreign exchange contracts.


For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."


BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.


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(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six NRSRO's. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

BOND FUNDS:

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations International Growth Fund and Nations Emerging Markets Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total


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assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than 15 years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little


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risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS GOVERNMENT SECURITIES FUND: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to six years.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend-paying preferred and common stock.


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Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.

The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS U.S. GOVERNMENT BOND FUND: The Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: In pursuing their objectives, the Funds will invest at least 80% of their total net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities"). To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.


Under normal market conditions, the average dollar-weighted maturity and duration of each of the Funds' portfolios are expected to be as follows: Nations Municipal Income Fund -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years; Nations Intermediate Municipal Bond
Fund -- average dollar-weighted maturity between three and 10 years and duration between five and six years; Nations Short-Term Municipal Income Fund -- average dollar-weighted maturity less than three years and duration between 1.25 and
2.75 years.


Municipal securities will be rated investment grade at the time of purchase by at least one of the NRSROs or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 80% of the total net assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in Municipal Securities. In addition, at least 80% of each Fund's total net assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities.

Under normal market conditions, the average dollar-weighted maturity and duration of each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds are expected to be as follows: State Intermediate Municipal Bond Funds -- average dollar-weighted maturity between three and 10 years and duration between five and six years; State Municipal Bond Funds -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years.


Each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes).


Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida imposes a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions Are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.


Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase.

GENERAL: Each of the Balanced Fund and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the CFTC for market exposure risk management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities and may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in forward foreign exchange contracts.

The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.
Certain securities that have variable or floating interest rates or demand, put or prepayment features or paydown schedules may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


For more information concerning these and other investments in which the Funds may invest and the Funds' investment practices, see "Appendix A."


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, except for Nations International Growth Fund, see "Financial Highlights." While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for Nations International Growth Fund will not exceed 100%.

RISK CONSIDERATIONS: The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL EQUITY FUND, NATIONS PACIFIC GROWTH FUND, NATIONS GLOBAL GOVERNMENT INCOME FUND, NATIONS INTERNATIONAL GROWTH FUND AND NATIONS EMERGING MARKETS FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks of which investors should be aware.

Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund invests. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The above risk considerations are also relevant to an investment in Nations International Growth Fund.

Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations International Growth Fund, Nations Small Company Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


How Performance Is Shown


From time to time a Fund may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may also advertise the tax-equivalent yield of a class of shares. TOTAL RETURN,

YIELD AND TAX EQUIVIALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

The "tax-equivalent yield" of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by Gartmore plc, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of Gartmore plc who were responsible for managing those accounts and the portfolio managers of Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF GARTMORE OR THE FUNDS.

PACIFIC EX-JAPAN COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997*




                     One Year       Two Years      Three Years     Four Years

Pacific Ex-Japan
 Composite               3.95%           8.44%           7.79%         17.11%
Morgan Stanley
 Capital Int'l.
 Combined
 Far East
 (Ex-Japan)
 Free Indexl            -2.44%           8.58%           7.08%         15.62%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997*

                                                                    Since
                                                                  Inception
                    Five Years      Six Years     Seven Years     (1/1/88)
Pacific Ex-Japan
 Composite              18.84%         18.08%         14.79%         20.42%
Morgan Stanley
 Capital Int'l.
 Combined
 Far East
 (Ex-Japan)
 Free Indexl            16.69%         16.61%         15.77%         19.02%

ANNUAL TOTAL RETURNS*
                                             Morgan Stanley
                                                 Capital
                                              International
                            Pacific         Combined Far East
                           Ex-Japan            (Ex-Japan)
                           Composite           Free Index(1)
1988                           11.9%                30.0%
1989                          58.40%                32.1%
1990                            0.0%                -6.5%
1991                           22.1%                31.0%
1992                           22.9%                21.8%
1993                          110.0%               103.4%
1994                          -13.9%               -17.5%
1995                            4.0%                 8.8%
1996                           13.5                 11.1

 * The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.

(1) The Morgan Stanley Capital International Combined Far East (Ex-Japan) Free Index is a capitalization-weighted index that tracks 7 countries and represents only those securities that are available for investment by international investors; many issues are still restricted to domestic investors in certain Pacific Basin countries.

EMERGING MARKETS COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997*

                                                                    Four Years
                                                                       Since
                                                                     Inception
                      One Year       Two Years      Three Years       1/1/93
Emerging Markets
 Composite                16.2%           11.1%           -1.8%          10.2%
IFC Investables
 Index(1)                 11.4%           13.4%            3.1%         13.39%

ANNUAL TOTAL RETURNS*

                           Emerging
                            Markets          IFC Investables
                           Composite             Index(1)
1993                           76.5%                79.6%
1994                          -19.0%               -12.0%
1995                          -11.3%                -8.5%
1996                           13.0%                 9.4%

 * The average annual total returns and annual total returns have been calculated since inception (1/1/93) and are net of fees. The fees for these accounts were 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.

(1) The IFC Investables Index includes over 1,100 stocks representing 27 stock markets in developing countries, and reflects the accessibility of markets and individual stocks for foreign ownership.

GLOBAL GOVERNMENT BOND
EX-U.K. COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997*

                     One Year            Two Years           Three Years
Global
 Government
 Bond
 Ex-U.K.
 Composite**             -1.2%                4.4%                 6.1%
J.P. Morgan
 Global
 Government
 Bonds Index(1)           1.0%                3.9%                 6.5%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997*

                                                                   Since
                                                                 Inception
                       Four Years           Five Years            10/1/90
Global Government
 Bond Ex-U.K.
 Composite**                 6.2%                 8.4%              10.31%
J.P. Morgan
 Global
 Government Bonds
 Index(1)                    6.5%                 7.9%               8.97%

ANNUAL TOTAL RETURNS*
                            Global             J.P. Morgan
                          Government              Global
                         Bond Ex-U.K.           Government
                           Composite           Bonds Index(1)
1991                           20.8%                 16.0%
1992                            4.8%                  5.2%
1993                           15.0%                 11.6%
1994                           -0.9%                  1.5%
1995                           22.8%                 19.6%
1996                            0.6%                  3.5%

 * The average annual total returns and annual total returns have been calculated since inception (10/1/90) and are net of fees. The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.

** The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.

(1) The J.P. Morgan Global Government Bonds Index is a capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East.

Set forth below is the average annual total return and annual total return for Nations International Equity Fund for the periods ending March 31, 1997:

NATIONS INTERNATIONAL
EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH
MARCH 31, 1997

                                                                      Since
                                                                    Inception
                      One Year      Three Years     Five Years      on 12/2/91
Nations
 International
 Equity Fund              1.32%           6.23%          8.24%           7.10%
Morgan Stanley
 Capital
 International
 EAFE Index(1)            1.46%           6.53%         10.57%           6.01%

ANNUAL TOTAL RETURNS

                                                Morgan Stanley
                               Nations             Capital
                            International     International EAFE
                             Equity Fund            Indexl
1992                              -8.6%               -12.2%
1993                             27.21%                32.6%
1994                               2.6%                 7.8%
1995                               8.5%                11.2%
1996                               8.5%                 6.1%

(1) The Morgan Stanley Capital International EAFE Index represents an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Primary A Shares, Primary B Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


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
How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board Trustees and Boards of Directors, respectively. The SAI contains the names of and general background information concerning each Trustees of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Gartmore or Boatmen's serves as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies, National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore Investment Management plc.

Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .50% of the average daily net assets of each of the Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; .60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; .60% of the average daily net assets of Nations U.S. Government Bond Fund; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus
 .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; .90% of the average daily net assets of Nations Pacific Growth Fund; .70% of the average daily net assets of Nations Global Government Income Fund; and .90% of the average daily net assets of Nations International Growth Fund.

For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .20% of Nations Equity Income Fund's average daily net assets; .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's, Nations Small Company Growth Fund's, and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and .07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's, Nations Intermediate Municipal Bond Fund's, Nations Florida Municipal Bond Fund's, Nations Georgia Municipal Bond Fund's, Nations Maryland Municipal Bond Fund's, Nations North Carolina Municipal Bond Fund's, Nations South Carolina Municipal Bond Fund's, Nations Tennessee Municipal Bond Fund's, Nations Texas Municipal Bond Fund's, Nations Virginia Municipal Bond Fund's, Nations Florida Intermediate Municipal Bond Fund's, Nations Georgia Intermediate Municipal Bond Fund's, Nations Maryland Intermediate Municipal Bond Fund's, Nations North Carolina Intermediate Municipal Bond Fund's, Nations South Carolina Intermediate Municipal Bond Fund's, Nations Tennessee Intermediate Municipal Bond Fund's, Nations Texas Intermediate Municipal Bond Fund's and Nations Virginia Intermediate Municipal Bond Fund's average daily net assets.

For services provided pursuant to a sub-advisory agreement, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .70% of Nations International Equity Fund's average daily net assets; .40% of Nations International Growth Fund's average daily net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000; .85% of Nations Emerging Markets Fund's average daily net assets;
 .70% of Nations Pacific Growth Fund's average daily net assets and .54% of Nations Global Government Income Fund's average daily net assets. For services provided and expenses assumed, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .40%. As of the date of this Prospectus, the Board of Directors has approved, and recommended to shareholders that they approve, an increase in fees to be paid by NBAI to Gartmore to .70% of Nations International

Growth Fund's average daily net assets. This increase will be implemented as soon as practicable following receipt of shareholder approval.

NBAI will pay Boatmen's sub-advisory fees at the rate of .15% of the average net assets of Nations U.S. Government Bond Fund.

From time to time, NBAI (and/or TradeStreet, Gartmore or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government
Fund -- .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .50%, Nations Municipal Income Fund -- .29%, Nations Short-Term Municipal Income Fund -- .06%, Nations Intermediate Municipal Bond Fund -- .19%, Nations Florida Intermediate Municipal Bond Fund -- .19%, Nations Georgia Intermediate Municipal Bond Fund -- .20%, Nations Maryland Intermediate Municipal Bond Fund -- .22%, Nations North Carolina Intermediate Municipal Bond Fund -- .18%, Nations South Carolina Intermediate Municipal Bond Fund -- .21%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond
Fund -- .16%, Nations Virginia Intermediate Municipal Bond Fund -- .26%, Nations Florida Municipal Bond Fund -- .27%, Nations Georgia Municipal Bond
Fund -- .15%, Nations Maryland Municipal Bond Fund -- .08%, Nations North Carolina Municipal Bond Fund -- .26%, Nations South Carolina Municipal Bond
Fund -- .20%, Nations Tennessee Municipal Bond Fund -- .03%, Nations Texas Municipal Bond Fund -- .17%, and Nations Virginia Municipal Bond Fund -- .22%.

For the fiscal period ended April 1, 1996, to March 31, 1997, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Equity Income Fund -- .67%, Nations International Equity Fund -- .90%, and Nations Government Securities Fund -- .50%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10%, Nations Pacific Growth Fund -- .90%, and Nations Global Government Income Fund -- .70%.

For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Small Company Growth Fund (formerly the Pilot Small Capitalization Equity Fund) -- .75%, Nations International Growth Fund (formerly the Pilot International Equity Fund) -- .48%, and Nations U.S. Government Bond Fund (formerly the Pilot U.S. Government Securities Fund) -- .40%. During the same period, after waivers, the Pilot Funds paid Kleinwort Benson Investment Management Americas Inc., under a previous sub-advisory agreement, sub-advisory fees at the rate of .32% of Nations International Growth Fund's average daily net assets.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .25%, Nations Capital Growth Fund -- .20%, Nations Emerging Growth
Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Municipal

Income Fund -- .07%, Nations Short-Term Municipal Income Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Florida Intermediate Municipal Bond Fund -- .07%, Nations Georgia Intermediate Municipal Bond Fund -- .07%, Nations Maryland Intermediate Municipal Bond Fund -- .07%, Nations North Carolina Intermediate Municipal Bond Fund -- .07%, Nations South Carolina Intermediate Municipal Bond Fund -- .07%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond
Fund -- .07%, Nations Virginia Intermediate Municipal Bond Fund -- .07%, Nations Florida Municipal Bond Fund -- .07%, Nations Georgia Municipal Bond
Fund -- .07%, Nations Maryland Municipal Bond Fund -- .07%, Nations North Carolina Municipal Bond Fund -- .07%, Nations South Carolina Municipal Bond
Fund -- .07%, Nations Tennessee Municipal Bond Fund -- .07%, Nations Texas Municipal Bond Fund -- .07%, Nations Virginia Municipal Bond Fund -- .07%, Nations Equity Income Fund -- .20% and Nations Government Securities
Fund -- .15%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid Gartmore under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations Global Government Income Fund -- .54% and Nations International Equity
Fund -- .70%.

Sharon M. Herrmann is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager of Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Eric S. Williams is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Stephen Watson is Principal Portfolio Manager of Nations International Equity Fund and has been the Portfolio Manager since February, 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Head of the International and Global Portfolio Team. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Montagu. Mr. Watson is a member of the Securities Institute.

Philip Ehrmann is Principal Portfolio Manager of Nations Emerging Markets Fund and is the Head of the Gartmore Emerging Markets Team. He has been the Portfolio Manager for the Fund since 1995. Prior to joining Nations Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Principal Portfolio Manager of Nations Pacific Growth Fund and has been the Portfolio Manager since the Fund's inception. She has been associated with Gartmore since 1990 as the London based manager on its Far East Team. Previously, Ms. Teoh managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

Philip J. Sanders is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeadeau has been Portfolio Manager of the Funds since June, 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an AB in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.

Jeffery C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager of the Nations Disciplined Equity Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum

Investment Analysts and the World Affairs Council of Washington, D.C.

Mark Rimmer is Principal Portfolio Manager of the Nations Global Government Income Fund and has been the Portfolio Manager since the Fund's inception. He has been associated with Gartmore since 1990 as an International Fixed Income Fund Manager. Previously, Mr. Rimmer managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University with a degree in Economics.

Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.

Mark S. Ahnrud is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options trading from Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance and Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.

Michele M. Poirier is a Director, Municipal Fixed Income Management for TradeStreet and is Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been Portfolio Manager for

Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Prior to assuming her position with TradeStreet, she was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.

Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Prior to assuming his position with TradeStreet, he was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.

Dawn Daggy-Mangerson is a Portfolio Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager of the Nations Short-Term Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Ms. Daggy-Mangerson has been Portfolio Manager of the Funds since April 1997. Prior to assuming her position with TradeStreet, she was a Portfolio Manager for Boatmen's Trust Company since 1995. Ms. Daggy-Mangerson has worked in the investment community since 1988. Her past experience also includes portfolio management and trading for Stein Roe Farnham, a large investment advisory firm. Ms. Daggy-Mangerson received a B.A. in Commerce and Finance from DePaul University.

Brad Pope is a Product Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Funds fixed income funds. Mr. Pope has been the Portfolio Manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization, in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.

Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Chicago Quantitative Alliance, the Association for Investment


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Management and Research as well as the North Carolina Society of Financial
Analysts, Inc.

Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.


The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10%, Nations Strategic Fixed Income Fund -- .09%, Nations Municipal Income Fund -- .09%, Nations Short-Term Municipal Income Fund -- .09%, Nations Intermediate Municipal Bond


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Fund -- .09%, Nations Florida Intermediate Municipal Bond Fund -- .09%, Nations
Georgia Intermediate Municipal Bond Fund -- .09%, Nations Maryland Intermediate Municipal Bond Fund -- .09%, Nations North Carolina Intermediate Municipal Bond Fund -- .09%, Nations South Carolina Intermediate Municipal Bond Fund -- .09%, Nations Tennessee Intermediate Municipal Bond Fund -- .09%, Nations Texas Intermediate Municipal Bond Fund -- .09%, Nations Virginia Intermediate Municipal Bond Fund -- .09%, Nations Florida Municipal Bond Fund -- .09%, Nations Georgia Municipal Bond Fund -- .09%, Nations Maryland Municipal Bond Fund -- .09%, Nations North Carolina Municipal Bond Fund -- .09%, Nations South Carolina Municipal Bond Fund -- .09%, Nations Tennessee Municipal Bond
Fund -- .09%, Nations Texas Municipal Bond Fund -- .09% and Nations Virginia Municipal Bond Fund -- .09%.

For the fiscal period ended April 1, 1996, to March 31, 1997, Nations Fund, Inc. paid its adminstrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09%, Nations Treasury Fund -- .09%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10% and Nations Government Securities Fund -- .10%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets
Fund -- .10%, Nations Pacific Growth Fund -- .10% and Nations Global Government Income Fund -- .10%.

NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provided that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing And Distribution Plans."

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of each Fund, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.

BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares.


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The Transfer Agent is located at One Exchange Place, Boston, Massachusetts
02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of a Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' fees and federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor A Shares may bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc. or Nations Portfolios or in such other manner as the Board of Trustees or relevant Board of Directors deems appropriate.


Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.

Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. This Prospectus relates only to the Investor A Shares of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distri-

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butions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.
As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of the following funds of Nations Fund, Inc.: Nations Small Company Growth Fund, Nations U.S. Government Bond Fund, Nations International Growth Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information con-

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cerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

PENDING LEGAL PROCEEDINGS: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making


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untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.


About Your Investment

How To Buy Shares


Investor A Shares are available to the following categories of Investors:

(Bullet) Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts.

(Bullet) Directors, officers and employees of NationsBank Corporation, its affiliates and subsidiaries.

(Bullet) Individuals investing a distribution received from a NationsBank trust account and certain other rollovers or distributions received from NationsBank fiduciary accounts.

(Bullet) Current Investor A Shareholders (other than Investor A Shareholders who own such shares exclusively through a cash sweep option) who purchased Investor A Shares prior to August 1, 1997.

(Bullet) Employee benefit plans making an initial investment of $1 million or more in the Nations Funds Family.

(Bullet) Investors (other than those described above) investing $1 million or more in the Nations Funds Family through an Agent (as defined below) (a "Substantial Investor"). In determining whether an investor qualifies as a Substantial Investor, all current holdings of Funds in the Nations Funds Family other than the Nations Funds money market or index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, will be considered.

Purchase orders for Investor A Shares may be placed directly with a Fund or through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."

Purchases of Investor A Shares through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"), are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;


                                                                              93

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(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Account ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

OPENING AN ACCOUNT DIRECTLY WITH A FUND: Certain investors may open a regular (non-retirement) account directly with a Fund, either by mail or by wire.

BY MAIL: Investors should complete a New Account Application and forward it, along with a check made payable to the Fund, to:

Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602

BY WIRE: Investors should call Nations Funds at 1-800-321-7854 for an account number and use the following wire instructions:

Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202

Account Name___________________________
Account Number_________________________
Fund Name_____________________________

Investors should complete a New Account Application and mail it to the address above.


RETIREMENT ACCOUNTS: For IRAs and other retirement accounts, investors should call Nations Funds at 1-800-321-7854.


ADDITIONAL PURCHASES: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the Fund with a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their customers ("Customers"), and delivering required funds, on a timely basis. Stephens is

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

responsible for transmitting orders it receives to Nations Funds.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.

TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


How To Redeem Shares


For shareholders who open and maintain an account directly with a Fund, redemption orders should be communicated to such Fund by calling Nations Funds at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.) Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by Stephens or by the Transfer Agent. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, or the Transfer Agent, as the case may be. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.

Nations Funds may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily market-

                                                                              95

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able securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Funds Personal Investment Planner are subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

REDEMPTION FEE: A redemption fee of 1% of the current net asset value will be assesed on


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certain Investor A Shares purchased after July 31, 1997 and redeemed within 18 months of the date of purchase by a Substantial Investor. In addition, a 1% redemption fee will be assesed on Investor A Shares purchased after such date by an employee benefit plan that (i) made its initial investment after such date and (ii) redeemed such shares within 18 months of purchase in connection with a complete liquidation of such plan's holdings in the Nations Funds Family. This fee is retained by the Fund or Funds for the benefit of the remaining shareholders and is intended to encourage long-term investment in the Funds and to avoid transaction and other expenses associated with short-term investments. The Funds reserve the right to modify the terms of or terminate this fee at any time.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


How To Exchange Shares


The exchange feature enables a shareholder of a fund of Nations Funds to acquire shares of the same class that are offered by another fund (other than an index fund) of Nations Funds when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

For shareholders who maintain an account directly with a Fund, exchange requests should be communicated to the Fund by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. The ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the shareholder's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.


If Investor A Shares of the Funds purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of a Fund.


Investor A Shares of Nations Short-Term Municipal Income Fund acquired directly or indirectly through an exchange from Investor B Shares of another non-money market fund may be re-exchanged only for Investor B Shares of another non-money market fund, Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund. Such shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor B Shares originally purchased. The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Municipal Income Fund or Nations Short-Term Income Fund or Investor C Shares of a Nations Funds money market fund. The CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor B Shares of any fund that charges a CDSC.

If Investor A Shares are exchanged for shares of the same class of another fund, any redemption fee applicable to the original shares purchased will be assessed upon the redemption of the acquired shares. The holding period of such shares (for purposes of determining whether a redemption fee is applicable) will be computed from the time of the initial purchase of the Investor A Shares of a Fund, except that the holding period will not accrue while the shares owned are Investor A Shares of Nations Short-Term Municipal Income Fund, Nations Short-Term Income Fund or a Nations Funds money market fund. If a redemption fee ultimately is charged, it will be retained by the initial Fund purchased.

AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.


Shareholder Servicing And Distribution
Plan

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares.

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
Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.


The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers.


The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.


GENERAL: Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAIs for more details on the Investor A Plan.

In addition, the Trustees and Directors have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to the Investor A Shares of the Nations Short-Term Municipal Income Fund. Pursuant to its Servicing Plan, the Nations Short-Term Municipal Income Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Funds for certain shareholder support services that are provided by the Servicing Agents. Payments under the Fund's Servicing Plan may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The shareholder services provided by Servicing Agents include, but are not limited to, those listed above with respect to the Investor A Plan.


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Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.


How Dividends And Distributions Are
Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds and Nations Balanced Assets Fund distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. The Bond Funds declare dividends daily and pay them monthly. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class of the same Fund. Dividends and distribu-

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
tions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)

Corporate investors in a Fund may be entitled to the dividends-received deduction on all or a portion of such Fund's dividends to the extent that the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below and in the SAIs.


Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.

Portions of the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consist of securities it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


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NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS
INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS
AND THE STATE MUNICIPAL BOND FUNDS: As regulated investment companies, these Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida imposes a tax upon intangible personal property which may apply to shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund held by residents of that state. Florida has issued a Technical Assistance Advisement indicating that shares of such Funds will not be subject to Florida's intangibles tax, subject to certain requirements which the Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of the Funds.

In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.


Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage backed securities. Interests in pools of


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these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as


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"Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.

The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.

NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special pur-

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pose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund (except Nations International Growth Fund) will limit its investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable

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to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with


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the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED-INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a for-

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ward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securites exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

Certain Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a

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less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(a) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


LOWER-RATED DEBT SECURITIES: Certain of the Funds may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price


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changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities, and the Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and

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the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities

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that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

The fourth most populous state, Florida, rated "Aa" by Moody's and "AA" by both S&P and Fitch, has been and continues to be a leading tourist and retiree destination. Florida's growing population and manageable debt load are just two of the factors that will help Florida remain a solid investment. Led by the service, construction and trade sectors, job growth in Florida has rebounded from the lows of 1991-1992 and is projected to be almost double the national average for 1996. Tourism was back in 1995 after it had suffered in the prior two years due to hurricane Andrew and a rash of violent crimes involving foreign tourists.


Georgia's state government is enjoying very robust fiscal health as evidenced by the ratings given to General Obligations Bonds issued on April 1, 1997, which were rated by Moody's as "Aaa", "AA+ with a positive outlook" by Standard & Poors, and "AAA" by Fitch. The Federal Reserve Bank of Atlanta predicts that 1997 will be a very good year for Georgia in terms of economic growth. However, a comparison to economic performance for the state in 1996 will be somewhat distorted because of the estimated $3 billion boost to the state economy from the 1996 Summer Olympic Games. The Olympic Games served to value-add to the basic strength of the Georgia economy, which is expected to continue to flourish in the near term by the expansion of existing business and by the continued in-migration of new business from around the United States and from around the world.

Maryland is one of the wealthiest states in the U.S. and has been rated "Aa" by Moody's, and "AA" by S&P, despite the contraction of government and defense related industries. Maryland's economic base is highly diversified with a lower than average dependence on manufacturing. Slow growth in Maryland is expected to continue, as government cutbacks and downsizing reduce the employment opportunities within the state. Debt ratios are moderate and, with Maryland ranked sixth in per capita income, it's no surprise that income taxes and highway use taxes provide the vast majority of support for general obligation debt. As defense cutbacks continue, Maryland's dependence on income taxes could depress growth within the state below national levels.

North Carolina, rated "Aaa" by Moody's, and "AAA" by both S&P and Fitch, has benefited from an inflow of people as well as businesses. This is due in part to North Carolina's affordable housing, above-average growth in per capita income and below-average cost of doing business. North Carolina's textile industry has begun to give way to the high-tech and financial sectors, as evidenced by the title of "Banking Center of the South." Consequently, high wage job growth has been expanding at a pace greater than national averages and is expected to continue to do so for the foreseeable future.

The dominance of the manufacturing sector has been both a positive and negative side for South Carolina. On the positive side, the expansion of manufacturing, specifically autos and related parts, has lessened the impact of the naval base closure in Charleston and provided a much needed infusion of new jobs. On the negative side, the cyclical nature of South Carolina's manufacturing economy has kept per capita income below national and regional levels. That said, South Carolina's low debt burden, strong security arrangements and lack of credit extension have led to a "Aaa" rating by Moody's, "AAA" rating by S&P and a "AAA" rating by Fitch, for the state. Combine this with a conservative plan of finance, and South Carolina


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

looks to be in a very strong financial position, despite its reliance on the manufacturing sector.


Tennessee's very low debt burden, nearly exclusive use of general obligation debt and conservative financial policies all combine to give the state of Tennessee a "Aaa" rating by Moody's, "AA+" rating by S&P, and a "AAA" rating by Fitch. Tennessee's economy remains in a developing mode, as the state continues to shift its growth in manufacturing output to autos (Tennessee ranks third in the nation in automobile production) and related products from textiles. Tennessee relies on sales tax revenues as a main source of funds. This could prove to be a limiting factor were it not for Tennessee's strong pattern of job growth and growing population.


Texas has proven its ability to adapt and rebound to a changing economic environment, both within the state and abroad. Texas has also historically taken a conservative approach to financial management, as is reflected in the state's "Aa" rating by Moody's, "AA" rating by S&P, and "AA+" rating by Fitch. Although Texas has consistently led the U.S. in employment growth, unemployment in Texas is above the national average. This is due, in part, to the heavy migration into the state (in 1994 Texas replaced New York as the second most populous state). The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for future growth, such as knowledge-based services and manufacturing.

The state of Virginia has earned its "Aa2" rating by Moody's and "AA" rating by S&P and Fitch, by having a low relative tax rate, high per capita income and strong growth in service sector jobs. A very high share of Virginia's population is college educated, so it's no surprise that Virginia has the highest per capita income of any of the southern states. Virginia has experienced strong growth in the labor force and benefits from a low unemployment rate. Although it has a large exposure to defense and related industries, Virginia's prudent financial management and low debt burden should help to insulate it from any government cutbacks in those areas.


There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in the SAI.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.

SHORT-TERM TRUST OBLIGATIONS: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S.

Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association, some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Funds may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Appendix B -- Description Of Ratings


The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and eco-nomic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest four ratings used by Moody's for corporate and municipal bonds, each of which denotes that the securities are investment grade.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely pay-ment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

                              [JOB #49521 TO COME]

                             [JOB # 49519 TO COME]

Prospectus                                           Nations Prime
                                                     Fund

                                  INVESTOR B SHARES  Nations Treasury
                                     AUGUST 1, 1997  Fund

                                                     Nations Government
                                                     Money Market Fund
This Prospectus describes the investment portfolios
(each a "Fund" and collectively, the "Money Market   Nations Tax
Funds") listed in the column to the right of         Exempt Fund
Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Money Market Fund -- Investor B
Shares.


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc. is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Funds at its address or telephone number shown below. The SAIs dated August 1, 1997 are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED  For purchase, redemption
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR   and performance information
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.     call:

THESE SECURITIES HAVE NOT BEEN APPROVED OR           1-800-321-7854
DISAPPROVED BY THE SECURITIES AND EXCHANGE           Nations Funds
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR   c/o Stephens Inc.
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY    One NationsBank Plaza
STATE SECURITIES COMMISSION PASSED UPON THE          33rd Floor
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY         Charlotte, NC 28255
REPRESENTATION TO THE CONTRARY IS A CRIMINAL         (Nations Fund logo
OFFENSE.                                             appears here)



NF-96138-897

                             Table  Of  Contents

 About The                   Prospectus Summary                                3
   Funds
                             Expenses Summary                                  4

                             Financial Highlights                              5


                             Objectives                                        7



                             How Objectives Are Pursued                        8



                             How Performance Is Shown                         11



                             How the Funds Are Managed                        11



                             Organization And History                         15





       About Your            How To Buy Shares                                16
       Investment


                             How To Redeem Shares                             18



                             How To Exchange Shares                           19



                             Shareholder Servicing And Distribution Plans     20



                             How The Funds Value Their Shares                 21



                             How Dividends And Distributions Are Made;
                             Tax Information                                  21



                             Appendix A -- Portfolio Securities               23



                             Appendix B -- Description Of Ratings             30




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                     (This Page Left Blank Intentionally)

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

         (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.


(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."

(Bullet) MINIMUM PURCHASE: $25,000 minimum initial investment per record holder.
         $1,000 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan and reinvested dividends). See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR B SHARES
                                                                                                         Nations
                                                                Nations Prime    Nations Treasury   Government Money
                                                                    Fund               Fund            Market Fund


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge                                               None               None               None

                                                                   Nations
                                                                 Tax Exempt
                                                                    Fund
Sales Load Imposed on Purchases                                     None

Deferred Sales Charge                                               None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                     .16%               .16%               .14%

Rule 12b-1 Fees (After Fee Waivers)                                     .00%               .00%               .00%
Shareholder Servicing Fees                                              .25%               .25%               .25%
Other Expenses                                                          .14%               .14%               .16%
Total Operating Expenses (After Fee Waivers)                            .55%               .55%               .55%

Management Fees (After Fee Waivers)                                     .16%

Rule 12b-1 Fees (After Fee Waivers)                                     .00%
Shareholder Servicing Fees                                              .20%
Other Expenses                                                          .14%
Total Operating Expenses (After Fee Waivers)                            .50%



* The Funds and Stephens Inc. have voluntarily agreed to limit the total charges against each Fund's Investor B Shares net assets for sales distribution activities and/or servicing of shareholder accounts to no more than .25% of each Fund's average net assets per annum. This limitation will not be terminated without prior notice to shareholders.


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                         Nations
                                                                   Nations            Nations          Government
                                                                    Prime            Treasury             Money
                                                                    Fund               Fund            Market Fund

1 Year                                                                  $ 6                $ 6                $ 6
3 Years                                                                 $18                $18                $18
5 Years                                                                 $31                $31                $31
10 Years                                                                $69                $69                $69


                                                                   Nations
                                                                 Tax Exempt
                                                                    Fund
1 Year                                                                  $ 5
3 Years                                                                 $16
5 Years                                                                 $28
10 Years                                                                $63


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating

Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and expense reimbursements, "Management Fees," "Rule 12b-1 Fees," and "Total Operating Expenses" for Investor B Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .10% and .69%, respectively; Nations Treasury Fund -- .20%, .10% and .69%, respectively; Nations Government Money Market Fund -- .40%, .10% and .91%, respectively. Absent fee waivers, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees," and "Total Operating Expenses" for Nations Tax Exempt Fund would have been .40%, .10%, .25% and .89%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountant.


FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                             YEAR            PERIOD            YEAR            PERIOD
                                                             ENDED            ENDED            ENDED            ENDED
INVESTOR B SHARES                                          03/31/97        03/31/96(a)       05/31/95         05/31/94*

Operating performance:
Net asset value, beginning of period                     $     1.00       $     1.00       $     1.00       $    1.00
Net investment income                                        0.0495           0.0447           0.0493          0.0015
Dividends from net investment income                        (0.0495)         (0.0447)         (0.0493)        (0.0015)
Total dividends and distributions                           (0.0495)         (0.0447)         (0.0493)        (0.0015)
Net asset value, end of period                           $     1.00       $     1.00       $     1.00       $    1.00
Total return++                                                 5.05%            4.57%            5.03%           0.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $  381,015       $  358,646       $  216,973       $       2
Ratio of operating expenses to average net assets              0.55%            0.55%+           0.56%           0.55%+
Ratio of net investment income to average net assets           4.96%            5.37%+           4.97%           2.95%+
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                0.60%            0.62%+           0.64%           0.62%+
Net investment income per share without waivers and/or
  expense reimbursements                                 $   0.0491       $   0.0442       $   0.0485       $  0.0015


  * Nations Prime Fund Investor B Shares commenced operations on May 11, 1994. + Annualized.
 ++ Total return represents aggregrate total return for the periods indicated
    and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND

                                                             YEAR            PERIOD            YEAR            PERIOD
                                                             ENDED            ENDED            ENDED            ENDED
INVESTOR B SHARES                                          03/31/97        03/31/96(a)       05/31/95         05/31/94*

Operating performance:
Net asset value, beginning of period                     $     1.00       $     1.00       $    1.00        $    1.00
Net investment income                                        0.0484           0.0437          0.0468           0.0015
Dividends from net investment income                        (0.0484)         (0.0437)        (0.0468)         (0.0015)
Distributions from net realized capital gains/(loss)             --          (0.0000)#       (0.0000)#             --
Total dividends and distributions                           (0.0484)         (0.0437)        (0.0468)         (0.0015)
Net asset value, end of period                           $     1.00       $     1.00       $    1.00        $    1.00
Total return++                                                 4.96%            4.46%           4.76%            0.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $  973,297       $1,525,048       $  52,564        $       2
Ratio of operating expenses to average net assets              0.55%            0.55%+          0.56%            0.55%+
Ratio of net investment income to average net assets           4.84%            5.27%+          4.73%            2.72%+
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                        0.60%            0.62%+          0.61%            0.61%+
Net investment income per share without waivers and/or
  reimbursements                                         $   0.0479       $   0.0432       $  0.0463        $  0.0014


  * Nations Treasury Fund Investor B Shares commenced operations on May 16,
    1994.
  + Annualized.
 ++ Total return represents aggregrate total return for the periods indicated
    and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.0001.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

NATIONS GOVERNMENT MONEY MARKET FUND

                                                              YEAR             PERIOD             YEAR             PERIOD
                                                             ENDED             ENDED             ENDED             ENDED
INVESTOR B SHARES                                           03/31/97        03/31/96(a)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                      $    1.00         $    1.00         $    1.00         $    1.00
Net investment income                                        0.0478            0.0165            0.0532            0.0222
Distributions:
Dividends from net investment income                        (0.0478)          (0.0165)          (0.0532)          (0.0222)
Distributions from net realized capital gains/(loss)             --                --                --           (0.0000)#
Total dividends and distributions                           (0.0478)          (0.0165)          (0.0532)          (0.0222)
Net asset value, end of period                            $    1.00         $    1.00         $    1.00         $    1.00
Total return++                                                 4.93%             1.66%             5.45%             2.24%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $  27,750         $  62,617         $  27,079         $  11,955
Ratio of operating expenses to average net assets              0.55%             0.55%+            0.55%             0.55%+
Ratio of net investment income to average net assets           4.78%             4.95%+            5.33%             3.54%+
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                0.82%             0.84%+            0.82%             0.84%+
Net investment income per share without waivers and/or
  expense reimbursements                                  $  0.0451         $  0.0155         $  0.0505         $  0.0206


  * Nations Government Money Market Fund Investor B Shares commenced operations on May 17, 1994.
  + Annualized.
 ++ Total return represents aggregrate total return for the periods indicated
    and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TAX EXEMPT FUND
                                                                YEAR            PERIOD            YEAR            PERIOD
                                                                ENDED            ENDED            ENDED            ENDED
INVESTOR B SHARES                                             03/31/97        03/31/96(a)       11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                        $     1.00       $     1.00       $    1.00        $    1.00
Net investment income                                           0.0307           0.0106          0.0342           0.0141
Dividends from net investment income                           (0.0307)         (0.0106)        (0.0342)         (0.0141)
Total dividends and distributions                              (0.0307)         (0.0106)        (0.0342)         (0.0141)
Net asset value, end of year                                $     1.00       $     1.00       $    1.00        $    1.00
Total return++                                                    3.11%            1.06%           3.47%            1.43%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                          $  228,601       $  132,914       $  86,374        $       3
Ratio of operating expenses to average net assets                 0.50%            0.50%+          0.50%            0.47%+
Ratio of net investment income to average net assets              3.05%            3.15%+          3.42%            2.39%+
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.75%            0.78%+          0.77%            0.79%+
Net investment income per share without waivers and/or
  expense reimbursements                                    $   0.0281       $   0.0097       $  0.0316        $  0.0118


  * Nations Tax Exempt Fund Investor B Shares commenced operations on May 17, 1994.
  + Annualized.
 ++ Total return represents aggregrate total return for the periods indicated
    and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."



INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds
Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown

From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax-equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Investor B Shares, the Funds offer Primary A, Primary B, Investor A, Investor C and Daily Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commissions are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .14% and Nations Tax Exempt
Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16% and Nations Treasury Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Goverment Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Prime Fund -- .055% and Nations Treasury Fund -- .055%.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.


Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for these Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.


Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to
 .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .09% and Nations Tax Exempt Fund -- .09%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09% and Nations Treasury
Fund -- .09%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas") and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-costodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor B Shares, are deducted from accrued income before dividends are declared. The respective Funds' expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor B Shares may bear certain class specific expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History
The Funds are members of the Nations Funds
Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. This Prospectus relates only to the Investor B Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of instances where the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


There is a minimum initial investment of $25,000 in the Funds; the minimum subsequent investment is $1,000, except for investments pursuant to the Systematic Investment Plan described below and reinvested dividends. Investor B Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor

B Shares. Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens, and Nations Funds may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans." Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Agent transmitting the order, and any funds received will be returned promptly to the sending Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


The Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. The systematic investment amount may be in any amount from $500. For more information concerning the SIP, contact your Selling Agent.



TELEPHONE TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.


Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.


Nations Funds may redeem a shareholder's
Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CHECKWRITING PRIVILEGES: Free checkwriting is available with respect to Investor B Shares of the Funds. With this service, a shareholder may write checks in the amount of $500 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Selling Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $500 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.


   How To Exchange Shares

The exchange feature enables a shareholder of Investor B Shares of a Money Market Fund to acquire Investor B Shares of another Money Market Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Investor B Shares for Investor B Shares of another Money Market Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.

Investor B Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Selling Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Selling Agent.

   Shareholder Servicing And Distribution
   Plans


SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Investor B Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor B Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor B Shares; providing sub-accounting with respect to Investor B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.


DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Directors and Trustees also have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for expenses incurred in connection with sales support services. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors or Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of a Fund's Investor B Shares. Payments to Stephens pursuant to the Distribution Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor B Shares, (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor B Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.


Nations Funds understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


   How The Funds Value Their Shares

The net asset value of a share of each class of shares in a Fund is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets of each Fund are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her

Investor B Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of retail transfer agency fees allocated to Investor B Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if real-ized directly, would be exempt from such income taxes.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.
ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements may be
considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities ("U.S. Government Securities"), or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interest of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


FOREIGN SECURITIES: Foreign securities include debt obligations (dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, dividends and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Funds sells their shares. Repurchase agreements, time de-posits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which are issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obliga-tions of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transacations to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. The Funds will invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest three ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term ratings described above.

For commercial paper, Fitch uses the short-term ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

Prospectus


                                  INVESTOR B SHARES
                                     AUGUST 1, 1997



This Prospectus describes NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND AND
NATIONS DISCIPLINED EQUITY FUND (the "Funds") of
Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor B Shares
(formerly Investor N Shares).



This Prospectus sets forth concisely the                   GROWTH AND
information about the Funds that a prospective             INCOME FUNDS:
purchaser of Investor B Shares should consider             Nations Value Fund
before investing. Investors should read this               Nations Equity
Prospectus and retain it for future reference.              Income Fund
Additional information about Nations Fund Trust and        Nations Balanced
Nations Fund, Inc. is contained in separate                Assets Fund
Statements of Additional Information (the "SAIs"),
that have been filed with the Securities and               GROWTH FUNDS:
Exchange Commission (the "SEC") and are available          Nations Capital
upon request without charge by writing or calling           Growth Fund
Nations Funds at its address or telephone number           Nations Emerging
shown below. The SAIs for Nations Fund Trust and            Growth Fund
Nations Fund, Inc., each dated August 1, 1997, are         Nations Small
incorporated by reference in their entirety into            Company Growth Fund
this Prospectus. The SEC maintains a Web site              Nations Disciplined
(http://www.sec.gov) that contains the SAIs,                Equity Fund
material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

                                                      For Fund information call:
                                                      1-800-321-7854
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE            Nations Funds
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR    c/o Setphens Inc.
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY     One NationsBank Plaza
STATE SECURITIES COMMISSION PASSED UPON THE           33rd Floor
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY          Charlotte, NC 28255
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.                                       (Nations Funds Logo appears here)


NSI-96144-897

                             Table  Of  Contents
About The
    Funds
                             Prospectus Summary                                3

                             Expenses Summary                                  5


                             Financial Highlights                              7


                             Objectives                                       13


                             How Objectives Are Pursued                       14


                             How Performance Is Shown                         21


                             How The Funds Are Managed                        22


                             Organization And History                         26


About Your
Investment

                             How To Buy Shares                                28


                             How To Redeem Shares                             30


                             How To Exchange Shares                           33


                             Shareholder Servicing And Distribution Plans     34


                             How The Funds Value Their Shares                 35


                             How Dividends And Distributions Are Made; Tax
                             Information                                      36


                             Appendix A -- Portfolio Securities               37


                             Appendix B -- Description Of Ratings             45


                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

o TYPE OF COMPANIES: Open-end management investment companies.

o INVESTMENT OBJECTIVES AND POLICIES:

  o Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

  o Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

  o Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

  o Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

  o Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

  o Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

  o Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."


o DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small
  Company Growth Fund. Nations Balanced Assets Fund and Nations Emerging Growth Fund declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized apital gains, including net short-term capital gains are distributed at least annually.


o RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index (as defined below) and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."


o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. Minimum subsequent investment is $100, except for investments pursuant to the systematic investment plan. See "How To Buy Shares."

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR B SHARES

                                                                                                                         Nations
                                                     Nations          Nations                                             Small
                                    Nations          Equity          Balanced          Nations          Nations          Company
                                     Value           Income           Assets       Capital Growth   Emerging Growth      Growth
                                     Fund             Fund             Fund             Fund             Fund             Fund
SHAREHOLDER TRANSACTION
  EXPENSES

Sales Load Imposed on
  Purchases                            None             None             None             None             None             None
Maximum Deferred Sales Charge
  (as a percentage of the
  lower of the original
  purchase price or redemption
  proceeds)(1)                         5.00%            5.00%            5.00%            5.00%            5.00%            5.00%

ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)

Management Fees (After Fee
  Waivers)                              .75%             .67%             .75%             .75%             %.75             .75%
Rule 12b-1 Fees                         .75%             .75%             .75%             .75%             .75%             .75%
Shareholder Servicing Fees              .25%             .25%             .25%             .25%             .25%             .25%
Other Expenses                          .19%             .22%             .25%             .21%             .23%             .20%
Total Operating Expenses
  (After Fee Waivers)                  1.94%            1.89%            2.00%            1.96%            1.98%            1.95%

                                    Nations
                                  Disciplined
                                    Equity
                                     Fund
SHAREHOLDER TRANSACTION
  EXPENSES
Sales Load Imposed on
  Purchases                            None
Maximum Deferred Sales Charge
  (as a percentage of the
  lower of the original
  purchase price or redemption
  proceeds)(1)                         5.00%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees (After Fee
  Waivers)                              .75%
Rule 12b-1 Fees                         .75%
Shareholder Servicing Fees              .25%
Other Expenses                          .25%
Total Operating Expenses
  (After Fee Waivers)                  2.00%



(1) Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                        Nations            Nations            Nations            Nations
                                     Nations            Equity            Balanced            Capital           Emerging
                                      Value             Income             Assets             Growth             Growth
                                      Fund               Fund               Fund               Fund               Fund
1 Year                              $      70          $      69          $      70          $      70          $      70
3 Years                             $      91          $      89          $      93          $      92          $      92
5 Years                             $     125          $     122          $     128          $     126          $     127
10 Years                            $     226          $     221          $     233          $     229          $     231

                                     Nations
                                      Small             Nations
                                     Company          Disciplined
                                     Growth             Equity
                                      Fund               Fund
1 Year                              $      70          $      70
3 Years                             $      91          $      93
5 Years                             $     125          $     128
10 Years                            $     227          $     233


An investment of $1,000 would incur the following expenses, assuming a 5% annual return and no redemption.

                                                        Nations            Nations            Nations            Nations
                                     Nations            Equity            Balanced            Capital           Emerging
                                      Value             Income             Assets             Growth             Growth
                                      Fund               Fund               Fund               Fund               Fund
1 Year                              $      20          $      19          $      20          $      20          $      20
3 Years                             $      61          $      59          $      63          $      62          $      62
5 Years                             $     105          $     102          $     108          $     106          $     107
10 Years                            $     226          $     221          $     233          $     229          $     231

                                     Nations
                                      Small             Nations
                                     Company          Disciplined
                                     Growth             Equity
                                      Fund               Fund
1 Year                              $      20          $      20
3 Years                             $      61          $      63
5 Years                             $     105          $     108
10 Years                            $     227          $     233



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. The figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. The "Other Expenses" figures in the above table are based on estimates for the current fiscal year. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management or other fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses.



Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Investor B Shares of Nations Small Company Growth Fund would have been 1.00% and 2.20%, respectively. If fee waivers and/or expense reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights
The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.



Information for Investor B Shares of Nations Small Company Growth Fund has been derived from the audited financial statements dated May 16, 1997 for the Class B Shares of The Pilot Funds' Pilot Small Capitalization Equity Fund, the predecessor fund to Nations Small Company Growth Fund. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Fund and its predecessor. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the related SAI, which is available upon request.


FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                                      YEAR           PERIOD           YEAR            YEAR            PERIOD
INVESTOR B SHARES (FORMERLY INVESTOR                 ENDED           ENDED           ENDED            ENDED           ENDED
  N SHARES)                                         3/31/97       03/31/96(a)       11/30/95        11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period              $   16.55       $   16.15       $   12.94        $   13.71       $   13.08
Net investment income                                  0.14            0.03            0.17             0.15            0.11
Net realized and unrealized gain/(loss) on
  investments                                          2.68            1.05            3.89            (0.22)           0.63
Net increase/(decrease) in net asset value from
  operations                                           2.82            1.08            4.06            (0.07)           0.74
Distributions:
Dividends from net investment income                  (0.14)          (0.06)          (0.18)           (0.16)          (0.11)
Distributions from net realized capital gains         (1.42)          (0.62)          (0.67)           (0.54)             --
Total dividends and distributions                     (1.56)          (0.68)          (0.85)           (0.70)          (0.11)
Net asset value, end of period                    $   17.81       $   16.55       $   16.15        $   12.94       $   13.71
Total return++                                        17.21%           6.90%          33.55%           (0.69)%          5.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  99,999       $  88,861       $  83,699        $  42,530       $  10,449
Ratio of operating expenses to average net
  assets                                               1.72%(c)        1.71%+          1.69%            1.68%           1.71%+
Ratio of net investment income to average net
  assets                                               0.76%           0.55%+          1.15%            1.10%           1.23%+
Portfolio turnover rate                                  47%             12%             63%              75%             64%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.72%(c)        1.71%+          1.69%            1.68%           1.72%+
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.14(c)    $    0.03       $    0.17        $    0.15       $    0.11
Average commission rate paid (b)                  $  0.0649       $  0.0648             N/A              N/A             N/A



 *  Nations Value Fund Investor B Shares commenced operations on June 7, 1993.

 +  Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                        YEAR              PERIOD              YEAR               PERIOD
INVESTOR B SHARES (FORMERLY INVESTOR                    ENDED              ENDED              ENDED              ENDED
  N SHARES)                                           03/31/97          03/31/96(a)         05/31/95           05/31/94*
Operating performance:
Net asset value, beginning of period                $    13.10         $    11.77          $   11.40          $   11.98
Net investment income                                     0.31               0.22               0.34               0.37
Net realized and unrealized gain on investments           1.57               1.76               1.11               0.22
Net increase in net asset value resulting from
  operations                                              1.88               1.98               1.45               0.59
Distributions:
Dividends from net investment income                     (0.32)             (0.28)             (0.35)             (0.36)
Distributions from net realized capital gains            (2.41)             (0.37)             (0.73)             (0.81)
Total dividends and distributions                        (2.73)             (0.65)             (1.08)             (1.17)
Net asset value, end of period                      $    12.25         $    13.10          $   11.77          $   11.40
Total return++                                           14.76%             17.21%             14.03%              4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $  108,055         $  104,026          $  75,371          $  46,043
Ratio of operating expenses to average net
  assets                                                  1.66%(c)           1.65%+             1.67%              1.69%+
Ratio of net investment income to average net
  assets                                                  2.34%              2.09%+             3.00%              2.66%+
Portfolio turnover rate                                    102%                59%               158%               116%
Ratio of operating expenses to average net
  assets without waivers
  and/or expense reimbursements                           1.66%(c)           1.65%+             1.68%              1.70%+
Net investment income per share without waivers
  and/or expense reimbursements                     $     0.31(c)      $     0.22          $    0.34          $    0.37
Average commission rate paid (b)                    $   0.0609         $   0.0287                N/A                N/A



 *  Nations Equity Income Investor B Shares commenced operations on June 7,
    1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                      YEAR           PERIOD           YEAR            YEAR            PERIOD
                                                     ENDED           ENDED           ENDED            ENDED           ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)      03/31/97      03/31/96(a)       11/30/95        11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period              $   11.62       $   12.63       $   10.40        $   10.85       $   10.61
Net investment income                                  0.29            0.09            0.28             0.17            0.14
Net realized and unrealized gain/(loss) on
  investments                                          1.04            0.45            2.22            (0.44)           0.23
Net increase/(decrease) in net asset value from
  operations                                           1.33            0.54            2.50            (0.27)           0.37
Distributions:
Dividends from net investment income                  (0.30)          (0.14)          (0.25)           (0.18)          (0.13)
Distributions from net realized capital gains         (1.54)          (1.41)          (0.02)              --              --
Total dividends and distributions                     (1.84)          (1.55)          (0.27)           (0.18)          (0.13)
Net asset value, end of period                    $   11.11       $   11.62       $   12.63        $   10.40       $   10.85
Total return++                                        11.62%           4.69%          24.35%           (2.51)%          3.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  64,058       $  65,764       $  65,275        $  52,905       $  27,982
Ratio of operating expenses to average net
  assets                                               1.75%(c)        1.75%+          1.74%            1.73%           1.65%+
Ratio of net investment income to average net
  assets                                               2.56%           2.16%+          2.50%            1.56%           2.07%+
Portfolio turnover rate                                 264%             83%            174%             156%             50%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.75%(c)        1.75%+          1.74%            1.74%           1.72%+
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.29(c)    $    0.09       $    0.28        $    0.17       $    0.14
Average commission rate paid (b)                  $  0.0563       $  0.0598             N/A              N/A             N/A



 * Nations Balanced Assets Fund Investor B Shares commenced operations on June 7, 1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                      YEAR           PERIOD           YEAR            YEAR            PERIOD
                                                     ENDED           ENDED           ENDED           ENDED            ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)     03/31/97#      03/31/96(a)       11/30/95        11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period              $   13.31       $   14.15       $   11.17       $   11.05        $   10.55
Net investment income/(loss)                          (0.08)          (0.02)          (0.03)          (0.01)           (0.01)
Net realized and unrealized gain on investments        1.63            0.37            3.27            0.13             0.53
Net increase in net asset value from operations        1.55            0.35            3.24            0.12             0.52
Distributions:
Dividends from net investment income                     --              --              --              --            (0.02)
Distributions from net realized capital gains         (3.39)          (1.19)          (0.26)          (0.00)(b)           --
Total dividends and distributions                     (3.39)          (1.19)          (0.26)          (0.00)(b)        (0.02)
Net asset value, end of period                    $   11.47       $   13.31       $   14.15       $   11.17        $   11.05
Total return++                                        10.68%           2.77%          29.80%           1.12%            4.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  41,933       $  41,045       $  40,868       $  23,591        $   9,511
Ratio of operating expenses to average net
  assets                                               1.96%(d)        1.96%+          1.98%           1.90%            1.80%+
Ratio of net investment income/(loss) to
  average net assets                                  (0.61)%         (0.62)%+        (0.29)%         (0.15)%          (0.16)%+
Portfolio turnover rate                                  75%             25%             80%             56%              81%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.96%           1.96%+          1.98%           1.91%            1.89%+
Net investment income/(loss) per share without
  waivers and/or expense reimbursements           $   (0.08)      $   (0.02)      $   (0.03)      $   (0.01)       $   (0.02)
Average commission rate paid (c)                  $  0.0604       $  0.0632             N/A             N/A              N/A



 * Nations Capital Growth Fund Investor B Shares commenced operations on June 7, 1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                      YEAR           PERIOD           YEAR            YEAR            PERIOD
                                                     ENDED           ENDED           ENDED           ENDED            ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)     03/31/97#      03/31/96#(a)      11/30/95       11/30/94#        11/30/93*
Operating performance:
Net asset value, beginning of period              $   13.61       $   13.93       $   11.24       $   10.82        $    9.88
Net investment income/(loss)                          (0.18)          (0.05)          (0.07)          (0.14)           (0.02)
Net realized and unrealized gain on investments        0.20            1.23            3.16            0.70             0.96
Net increase in net asset value from operations        0.02            1.18            3.09            0.56             0.94
Distributions:
Distributions from net realized capital gains         (1.34)          (1.50)          (0.40)          (0.14)              --
Total dividends and distributions                     (1.34)          (1.50)          (0.40)          (0.14)              --
Net asset value, end of period                    $   12.29       $   13.61       $   13.93       $   11.24        $   10.82
Total return++                                        (0.57)%          9.52%          28.75%           5.17%            9.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  33,342       $  34,989       $  32,349       $  15,909        $   3,594
Ratio of operating expenses to average net
  assets                                               1.98%(c)        1.99%+          1.98%           2.01%            1.80%+
Ratio of net investment income/(loss) to
  average net assets                                  (1.26)%         (1.06)%+        (0.92)%         (1.29)%          (1.15)%+
Portfolio turnover rate                                  93%             39%            139%            129%             159%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.98%(c)        1.99%+          1.98%           2.01%            2.01%+
Net investment income/(loss) per share without
  waivers and/or expense reimbursements           $   (0.18)(c)       (0.05)      $   (0.07)      $   (0.09)       $   (0.03)
Average commission rate paid (b)                  $  0.0562       $  0.0599             N/A             N/A              N/A


 * Nations Emerging Growth Fund Investor B Shares commenced operations on June 7, 1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARES OUTSTANDING THROUGHOUT THE PERIOD


NATIONS SMALL COMPANY GROWTH FUND

                                                                                             PERIOD          PERIOD
                                                                                             ENDED           ENDED
INVESTOR B SHARES*                                                                          05/16/97      08/31/96(a)
Operating performance:
Net asset value, beginning of the period                                                  $   10.65       $   10.00
Net investment income (loss)                                                                  (0.03)           0.01
Net realized and unrealized gain on investments and futures                                    1.46            0.65
Total income from investment activities                                                        1.43            0.66
Distributions from net investment income                                                         --           (0.01)
Distributions from net realized capital gains                                                 (0.05)             --
Total dividends and distributions                                                             (0.05)          (0.01)
Net asset value at the end of the period                                                  $   12.03       $   10.65
Total return (b)                                                                              13.43%           6.65%
Ratios of expenses to average net assets                                                       1.97%(c)        2.01%(c)
Ratio of net investment income to average net assets                                          (0.45)%(c)      (0.07)%(c)
Portfolio turnover rate (e)                                                                      48%             31%
Net assets at end of period (in 000's)                                                    $   2,635       $   1,878
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)         2.41%(c)        2.44%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                             (0.89)%(c)      (0.50)%(c)
Average Commission Rate (d)                                                               $  0.0323       $  0.0340



 * Investor B Shares of Nations Small Company Growth Fund were formerly Class B Shares of the Pilot Small Capitalization Equity Fund, a predecessor portfolio.


(a) Share activity commenced December 12, 1995.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class B Shares. Total return is not annualized.


(c) Annualized.
(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.
(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                   YEAR            PERIOD            YEAR             PERIOD
                                                                   ENDED            ENDED            ENDED            ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)                   03/31/97        03/31/96(a)       11/30/95         11/30/94*
Operating performance:
Net asset value, beginning of period                            $   17.00        $   16.89        $   13.02        $   12.77
Net investment income/(loss)                                        (0.05)           (0.01)            0.03            (0.02)
Net realized and unrealized gain/(loss) on investments               2.76             0.35             3.87             0.28
Net increase/(decrease) in net asset value from operations           2.71             0.34             3.90             0.26
Distributions:
Dividends from net investment income                                   --               --            (0.03)           (0.01)
Distributions from net realized capital gains                       (1.51)           (0.23)              --               --
Return of capital                                                      --               --               --            (0.00)(b)
Total dividends and distributions                                   (1.51)           (0.23)           (0.03)           (0.01)
Net asset value, end of period                                  $   18.20        $   17.00        $   16.89        $   13.02
Total return++                                                      15.86%            2.08%           29.94%            2.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  20,257        $  18,412        $  16,874        $     177
Ratio of operating expenses to average net assets                    2.04%(d)         2.02%+           2.30%            2.09%+
Ratio of net investment income/(loss) to average net assets         (0.30)%          (0.18)%+         (0.15)%          (0.84)%+
Portfolio turnover rate                                               120%              47%             124%             177%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              2.04%            2.02%+           2.30%            2.52%+
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                 $   (0.05)           (0.01)       $    0.03        $   (0.03)
Average commission rate paid (c)                                $  0.0377        $  0.0627              N/A              N/A



 * Nations Disciplined Equity Fund Investor B Shares commenced operations on May 20, 1994.

 +  Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.


   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

NATIONS EQUITY INCOME FUND: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

GROWTH FUNDS:
NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")(1) with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

o are income producing;
o appear undervalued relative to the S&P 500 Index on a risk adjusted basis;
  and
o have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluc-


(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation.

tuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.


Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


o above-average earnings growth relative to the S&P 500 Index;

o established operating histories, strong balance sheets and favorable financial characteristics; and
o above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

o companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
o companies that own or develop natural resources, such as energy exploration companies;
o companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
o foreign companies, including those in countries with more rapid economic growth than the U.S.;
o companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and
o companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EMERGING GROWTH FUND: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.


In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identity, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if the individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World
Bank), and money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securi-ties, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Nations Balanced Assets Fund also may engage in reverse repurchase agreements and dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund may invest in real estate investment trust securities.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."


PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than short-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Small Company Growth Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Funds' investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor B Shares (formerly Investor N Shares), the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected.



Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investors' Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc., through its investment management division, serves as investment adviser to the Funds. NBAI is an indirect wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and
 .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million.

For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .20% of Nations Equity Income Fund's average daily net assets and .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's, Nations Small Company Growth Fund's and Nations Disciplined Equity Fund's average daily net assets.


From time to time, NationsBank (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, and Nations Balanced Assets Fund -- .75%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the rate of .67% of Nations Equity Income Fund's average daily net assets.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the rate of .75% of Nations Small Company Growth Fund's (formerly the Pilot Small Capitalization Equity Fund) average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth
Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Balanced Assets Fund -- .25% and Nations Equity Income Fund -- .20%.



Sharon M. Herrmann is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been Portfolio Manager of Nations Value Fund since 1989. Prior to assuming her position with TradeStreet she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Philip J. Sanders is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial anal-ysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for Nations Balanced Assets Fund since 1995. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.

Jeffery C. Moser is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Management for Nations Disciplined Equity Fund. Mr. Moser has been the Portfolio Manager for Nations Disciplined Equity Fund since 1995. Prior to assuming his position at TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position at TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeaudeau has been Portfolio Manager of the Funds since June 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an AB in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10% and Nations Balanced Assets
Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Fund's average daily net assets: Nations Equity Income Fund --
 .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer, Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing and Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of

NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all the Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor B Shares (formerly Investor N Shares), are deducted from accrued income before dividends are declared. These Fund expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor B Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. This Prospectus relates only to the Investor B Shares of the following funds of Nations Fund Trust: Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund,

Nations Value Fund and Nations Balanced Assets Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share in Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of Nations Equity Income Fund, and Nations Small Company Growth Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI of Nations Fund, Inc. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company, Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with NationsBank ("Servicing Agents") sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Certain investors desiring to invest $1 million or more (including current holdings) in the Nations Funds Family may be eligible to purchase Investor A Shares. See "How To Redeem Shares."



There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:


o  $500 for IRA investors;

o  $250 for non-working spousal IRAs; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.



Investor B Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor B Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor B Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.



The Agents are responsible for transmitting orders for purchases of Investor B Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank which is a member of the Automated Clearing House to their Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to request such transactions in writing. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.



CONVERSION FEATURE: Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased after July 31, 1997, that have been outstanding for the number of years set forth in the schedule below will, at the end of the month in which the anniversary of such share purchase occurs, automatically convert to Investor A Shares.



Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the ninth anniversary of such share purchase occurs.

Upon conversion, shareholders will receive Investor A Shares having a total dollar value equal to the total dollar value of their Investor B Shares, without the imposition of any sales chage or other charge. The operating expenses applicable to Investor A Shares, which are lower than those applicable to Investor B Shares, shall thereafter be applied to such newly converted shares. Shareholders holding converted shares will benefit from the lower annual operating expenses of Investor A Shares, which will have a positive effect on total returns. In each case, shareholders have the right to decline an automatic conversion by notifying their Agent or the Transfer Agent within 90 days before a conversion that they do not desire such conversion.



Reinvestments of dividends and distributions in Investor B Shares will be considered a new purchase for purposes of the conversion schedules set forth below. If a shareholder effects one or more exchanges among Investor B Shares of the Non-Money Market Funds of Nations Funds during such period, the holding period for shares so exchanged will be counted toward such period.



CONVERSION SCHEDULE



Amount of Purchase              Year of Conversion
$0-$249,000                                9th
$250,000-$499,999                          6th
$500,000-$999,999                          5th



   How To Redeem Shares



Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor B Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



RIGHTS OF ACCUMULATION: An investor may be entitled to a reduced CDSC or to purchase Investor A Shares through Rights of Accumulation. To qualify for a reduced CDSC or to purchase Investor A Shares, an investor must notify the Servicing Agent through which the Investor B Shares are or would be purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reductions in CDSCs or the availability of Investor A Shares may be modified or terminated at any time and are subject to confirmation of an investor's holdings. An investor who has previously invested in the Nations Funds Family (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may aggregate holdings in such shares with current purchases to determine the applicable CDSC schedule or the availability of Investor A Shares for current purchases. An investor's aggregate investment in the Nations Funds Family for this purpose is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A Shares, Investor B Shares or Investor C Shares that are already beneficially owned by the investor (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund).


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor B Shares purchased prior to January 1, 1996 and after July 31, 1997, may be subject to a CDSC if such shares are redeemed within the years designated in the applicable CDSC schedule set forth below. No CDSC is imposed on increases in net asset value above the initial purchase price, or shares acquired by reinvestment of distributions. Subject to the waivers described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following tables:



CDSC SCHEDULES
SHARES PURCHASED PRIOR TO JANUARY 1, 1996


                                     CDSC as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     5.0%
Second                                    4.0%
Third                                     3.0%
Fourth                                    2.0%
Fifth                                     2.0%
Sixth                                     1.0%
Seventh and thereafter                    None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $0 -- $249,999



                                     CDSC as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     5.0%
Second                                    4.0%
Third                                     3.0%
Fourth                                    3.0%
Fifth                                     2.0%
Sixth                                     1.0%
Seventh and thereafter                    None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $250,000 -- $499,999



                                     CDSC as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     3.0%
Second                                    2.0%
Third                                     1.0%
Fourth                                    None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $500,000 -- $999,999*

                                     CDSC as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     2.0%
Second                                    1.0%
Third                                     None



* Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.


In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.



The CDSC will be waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor B shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. In addition, the CDSC will be waived on Investor B Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Selling Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Selling Agents not to exceed 4.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor B Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor B Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor B Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor B Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor B Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a Nations Funds money market fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor B Shares that meets the requirements discussed in this section. If a shareholder acquires Investor B Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996 or after July 31, 1997) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor B Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor B Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemp-tion is based upon the total holding period of Investor B Shares of a fund that charges a CDSC.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor B Shares exchanged must have a current value of at least $1,000. Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.


   Shareholder Servicing And Distribution Plans



SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor B Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor B Shares.



The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor B Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.



Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and pay-ments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.



DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor B Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor B Shares.



The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.



Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Nations Balanced Assets Fund and Nations Emerging Growth Fund distribute any net investment income each calendar quarter. The Funds distribute any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Investor B Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor B Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)

Corporate investors in the Funds may be entitled to the dividends received deduction on all or a portion of such Funds' dividends paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.



Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so that it does not exceed 25% of such Fund's total assets at the time of purchase. Nations Small Company Growth Fund will limit its investment in inter-est bearing savings deposits of commercial savings banks to 5% of total assets.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account as described above. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the executive of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.



FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities, are subject to the limitation on illiquid securities.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Nations Equity Income Fund may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or

"BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limi-tation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.



OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Each Fund may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR B SHARES
                                     AUGUST 1, 1997



This Prospectus describes NATIONS SHORT-TERM INCOME        Nations Short-Term
FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND,           Income Fund
NATIONS GOVERNMENT SECURITIES FUND, NATIONS                Nations
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED            Short-Intermediate
INCOME FUND AND NATIONS U.S. GOVERNMENT BOND FUND           Government Fund
(the "Funds") of Nations Fund Trust and Nations            Nations Government
Fund, Inc., each an open-end management investment          Securities Fund
company in the Nations Funds Family ("Nations              Nations Strategic
Funds" or "Nations Funds Family"). This Prospectus          Fixed Income Fund
describes one class of shares of the                       Nations Diversified
Funds -- Investor B Shares (formerly Investor N             Income Fund
Shares).                                                   Nations U.S.
                                                            Government Bond Fund

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc. is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Funds at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds, except Nations
U.S. Government Bond Fund, for which Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser. As used herein the term
"Adviser" shall mean NBAI, TradeStreet and/or
Boatmen's as the context may require.


SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

                                                      For Fund information call:
THESE SECURITIES HAVE NOT BEEN APPROVED OR            1-800-321-7854
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR    Nations Funds
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY     c/o Stephens Inc.
STATE SECURITIES COMMISSION PASSED UPON THE           One NationsBank Plaza
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY          33rd Floor
REPRESENTATION TO THE CONTRARY IS A CRIMINAL          Charlotte, NC 28255
OFFENSE.                                        (Nations Fund Logo appears here)


  NSI-96145-897

                             Table  Of  Contents
      About The
          Funds
                             Prospectus Summary                                3

                             Expenses Summary                                  4


                             Financial Highlights                              6


                             Objectives                                       12


                             How Objectives Are Pursued                       13


                             How Performance Is Shown                         18


                             How The Funds Are Managed                        19


                             Organization And History                         23


      About Your
      Investment

                             How To Buy Shares                                25


                             How To Redeem Shares                             27


                             How To Exchange Shares                           31


                             Shareholder Servicing And Distribution Plans     32


                             How The Funds Value Their Shares                 33


                             How Dividends And Distributions Are Made;
                             Tax Information                                  34


                             Appendix A -- Portfolio Securities               35


                             Appendix B -- Description Of Ratings             45




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAI INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

o TYPE OF COMPANIES: Open-end management investment companies.

o INVESTMENT OBJECTIVES AND POLICIES:

  o Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

  o Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  o Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  o Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

  o Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

  o Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.


o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."

o DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

o RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States
  Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."

o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") Investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction-Individual Retirement Accounts. See "How To Buy Shares."

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


INVESTOR B SHARES


                                                         Nations
                                                          Short-         Nations
                                        Nations        Intermediate     Government         Nations            Nations
                                      Short-Term        Government      Securities     Strategic Fixed      Diversified
SHAREHOLDER TRANSACTION EXPENSES      Income Fund          Fund            Fund          Income Fund        Income Fund

Sales Load Imposed on Purchases             None           None            None                None               None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                     None          3.00%           4.00%                3.00%              4.00%

ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee
  Waivers)                                   .30%          .40%            .50%                 .50%               .50%
Rule 12b-1 Fees (After Fee
  Waivers)                                   .10%          .55%            .60%                 .55%               .60%
Shareholder Servicing Fees                   .25%          .25%            .25%                 .25%               .25%
Other Expenses                               .25%          .22%            .30%                 .20%               .25%
Total Operating Expenses (After
  Fee Waivers)                               .90%         1.42%           1.65%                1.50%              1.60%

                                           Nations
                                            U.S.
                                         Government
                                          Bond Fund
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases             None
Maximum Deferred Sales Charge (as
  a percentage of the lower of
  the original purchase price or
  redemption proceeds)1                     4.00%

ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee                   .40%
  Waivers)
Rule 12b-1 Fees (After Fee
  Waivers)                                   .60%
Shareholder Servicing Fees                   .25%
Other Expenses                               .20%
Total Operating Expenses (After
  Fee Waivers)                              1.45%



1 Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                           Nations
                                                           Short-                                Nations
                                        Nations         Intermediate          Nations           Strategic           Nations
                                      Short-Term         Government         Government            Fixed           Diversified
                                      Income Fund           Fund          Securities Fund      Income Fund        Income Fund

1 Year                                 $       9          $      44          $      57          $      45          $      56
3 Years                                $      29          $      55          $      82          $      57          $      80
5 Years                                $      50          $      78          $     100          $      82          $      97
10 Years                               $     111          $     170          $     195          $     179          $     190

                                        Nations
                                         U.S.
                                      Government
                                       Bond Fund
1 Year                                 $      55
3 Years                                $      76
5 Years                                $      89
10 Years                               $     174



An investment of $1,000 would incur the following expenses, assuming a 5% annual return and no redemption.


                                                         Nations
                                                         Short-                                Nations
                                                      Intermediate          Nations           Strategic           Nations
                                                       Government         Government            Fixed           Diversified
                                                          Fund          Securities Fund      Income Fund        Income Fund

1 Year                                                  $      14          $      17          $      15          $      16
3 Years                                                 $      45          $      52          $      47          $      50
5 Years                                                 $      78          $      90          $      82          $      87
10 Years                                                $     170          $     195          $     179          $     190

                                                         Nations
                                                          U.S.
                                                       Government
                                                        Bond Fund
1 Year                                                  $      15
3 Years                                                 $      46
5 Years                                                 $      79
10 Years                                                $     174



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. Certain figures contained in the above table are based on amounts incurred during the Funds' most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for the Investor B Shares of the following Funds would have been as follows: Nations Short-Term Income Fund -- .60%, .75% and 1.85%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75%, and 1.82%, respectively; Nations Government Securities Fund -- .64%, .75% and 1.94%, respectively; Nations Strategic Fixed Income Fund -- .60%, .75% and 1.80%, respectively; Nations Diversified Income Fund -- .60%, .75% and 1.85%, respectively; and Nations U.S. Government Bond Fund -- .60%, .75% and 1.80%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal year of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing The Funds' investment operations and annual financial statements audited by the Funds' independent accountant.



Information for Investor B Shares of Nations U.S. Government Bond Fund has been derived from the audited financial statements dated May 16, 1997 for the Class B Shares of The Pilot Funds' U.S. Government Securities Fund, the predecessor fund to Nations U.S. Government Bond Fund. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Fund and its predecessor. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the related SAI, which is available upon request.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND


                                                                      PERIOD           YEAR             YEAR           PERIOD
                                                   YEAR ENDED         ENDED            ENDED           ENDED           ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)      03/31/97#      03/31/96(b)#      11/30/95#       11/30/94#       11/30/93*
Operating performance:
Net asset value, beginning of period              $    9.76        $    9.84        $    9.48       $   10.01       $    9.94
Net investment income                                  0.55             0.19             0.57            0.47            0.22
Net realized and unrealized gain/(loss) on
  investments                                         (0.08)           (0.08)            0.36           (0.51)           0.07
Net increase/(decrease) in net asset value from
  operations                                      $    0.47             0.11             0.93           (0.04)           0.29
Distributions:
Dividends from net investment income                  (0.55)           (0.19)           (0.57)          (0.45)          (0.22)
Distributions in excess of net investment
  income                                                 --               --               --           (0.02)             --
Distributions from capital                               --               --               --           (0.02)             --
Total dividends and distributions                     (0.55)           (0.19)           (0.57)          (0.49)          (0.22)
Net asset value, end of period                    $    9.68        $    9.76        $    9.84       $    9.48       $   10.01
Total return++                                         4.89%            1.08%           10.10%          (0.46)%          2.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $   5,536        $   7,339        $   8,873       $  16,550       $  39,861
Ratio of operating expenses to average net
  assets                                               0.90%(a)         0.90%+           0.91%           0.85%           0.72%+
Ratio of net investment income to average net
  assets                                               5.62%            5.72%+           5.97%           4.88%           4.92%+
Portfolio turnover rate                                 172%              73%             224%            293%            121%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.20%            1.23%+           1.21%           1.17%           1.14%+
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.52        $    0.18        $    0.54       $    0.44       $    0.21



  * Nations Short-Term Income Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND


                                                            PERIOD             YEAR               YEAR               PERIOD
INVESTOR B SHARES (FORMERLY               YEAR              ENDED              ENDED              ENDED              ENDED
  INVESTOR N SHARES)                 ENDED 03/31/97#     03/31/96(b)#        11/30/95#          11/30/94           11/30/93*
Operating performance:
Net asset value, beginning of
  period                             $    4.07           $    4.14         $    3.93          $    4.28           $    4.26
Net investment income                     0.20                0.07              0.21               0.20                0.09
Net realized and unrealized
  gain/(loss) on investments            (0.08)               (0.07)             0.21              (0.33)               0.02
Net increase/(decrease) in net
  asset value from operations             0.12                0.00              0.42              (0.13)               0.11
Distributions:
Dividends from net investment
  income                                (0.20)               (0.07)            (0.21)             (0.20)              (0.09)
Distributions in excess of net
  investment income                         --               (0.00)(a)         (0.00)(a)          (0.00)(a)              --
Distributions from net realized
  capital gains                             --                  --                --              (0.02)                 --
Total dividends and distributions       (0.20)               (0.07)            (0.21)             (0.22)              (0.09)
Net asset value, end of period       $    3.99           $    4.07         $    4.14          $    3.93           $    4.28
Total return++                            3.10%              (0.13)%           11.02%             (2.81)%              2.65%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $  10,788           $  13,789         $  14,893          $  10,974           $   8,847
Ratio of operating expenses to
  average net assets                      1.23%(c)(d)         1.23%+            1.20%              1.19%               1.15%+
Ratio of net investment income to
  average net assets                      5.13%               4.72%+            5.28%              5.16%               4.80%+
Portfolio turnover rate                    529%                189%              328%               133%                 92%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.43%(d)            1.46%+            1.40%              1.40%               1.39%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.19(d)        $    0.06         $    0.20          $    0.19           $    0.09



 * Nations Short-Intermediate Government Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.

(a) Amount represents less than $0.01.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) The effect of interest expense on the operating expense ratio was less than 0.01%.


(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND


                                                                               PERIOD            YEAR             PERIOD
INVESTOR B SHARES (FORMERLY                                   YEAR             ENDED             ENDED            ENDED
  INVESTOR N SHARES)                                    ENDED 03/31/97#     03/31/96(b)#       05/31/95#        05/31/94*
Operating performance:
Net asset value, beginning of period                      $    9.67         $    9.86         $    9.80        $   10.49
Net investment income                                          0.54              0.47              0.58             0.54
Net realized and unrealized gain/(loss) on investments        (0.30)            (0.19)             0.06            (0.64)
Net increase/(decrease) in net asset value from
  operations                                                   0.24              0.28              0.64            (0.10)
Distributions:
Dividends from net investment income                      $   (0.52)            (0.45)            (0.54)           (0.49)
Dividends in excess of net investment income                     --             (0.02)               --            (0.01)
Distributions in excess of net realized capital gains            --                --                --            (0.05)
Distributions from capital                                $   (0.00)(a)            --             (0.04)           (0.04)
Total dividends and distributions                         $   (0.52)            (0.47)            (0.58)           (0.59)
Net asset value, end of period                            $    9.39         $    9.67         $    9.86        $    9.80
Total return++                                                 2.51%             2.85%             6.86%           (1.09)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $  38,807         $  50,958         $  56,155        $  56,313
Ratio of operating expenses to average net assets              1.45%             1.45%+            1.41%            1.38%+
Ratio of net investment income to average net assets           5.63%             5.71%+            6.04%            5.43%+
Portfolio turnover rate                                         468%              199%              413%              56%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                1.59%             1.60%+            1.59%            1.59%+
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.53         $    0.46         $    0.56        $    0.52



  * Nations Government Securities Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
  # Per Share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

(a) Amount represents less than $0.01.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                       YEAR             PERIOD            YEAR              YEAR
                                                      ENDED             ENDED             ENDED            ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)      03/31/97#        03/31/96(a)        11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period              $    9.93          $   10.22         $    9.32        $   10.55
Net investment income                                  0.52               0.16              0.53             0.47
Net realized and unrealized gain/(loss) on
  investments                                         (0.20)             (0.29)             0.90            (0.89)
Net increase/(decrease) in net asset value from
  operations                                           0.32              (0.13)             1.43            (0.42)
Distributions:
Dividends from net investment income                  (0.52)             (0.16)            (0.53)           (0.45)
Distributions in excess of net investment
  income                                                 --                 --                --            (0.02)
Distributions from net realized capital gains         (0.11)                --                --            (0.34)
Distributions from capital                            (0.00)(b)             --                --               --
Total dividends and distributions                     (0.63)             (0.16)            (0.53)           (0.81)
Net asset value, end of period                    $    9.62          $    9.93         $   10.22        $    9.32
Total return++                                         3.23%             (1.26)%           15.70%           (4.21)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $   2,109          $   2,496         $   2,578        $   2,145
Ratio of operating expenses to average net
  assets                                               1.36%(c)           1.37%+            1.36%            1.33%
Ratio of net investment income to average net
  assets                                               5.33%              4.84%+            5.40%            4.78%
Portfolio turnover rate                                 368%               133%              228%             307%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.46%(c)           1.48%+            1.46%            1.41%
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.51(c)       $    0.16         $    0.52        $    0.46

                                                      PERIOD
                                                      ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)      11/30/93*
Operating performance:
Net asset value, beginning of period               $   10.39
Net investment income                                   0.21
Net realized and unrealized gain/(loss) on
  investments                                           0.17
Net increase/(decrease) in net asset value from
  operations                                            0.38
Distributions:
Dividends from net investment income                   (0.21)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains          (0.01)
Distributions from capital                                --
Total dividends and distributions                      (0.22)
Net asset value, end of period                     $   10.55
Total return++                                          3.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   1,620
Ratio of operating expenses to average net
  assets                                                1.26%+
Ratio of net investment income to average net
  assets                                                4.75%+
Portfolio turnover rate                                  161%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.42%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.21



  * Nations Strategic Fixed Income Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(b) Amount represents less than $0.01.


(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND


                                                      YEAR            PERIOD           YEAR             YEAR           PERIOD
                                                      ENDED           ENDED            ENDED           ENDED           ENDED
INVESTOR B SHARES (FORMERLY INVESTOR N SHARES)      03/31/97#      03/31/96(b)       11/30/95        11/30/94#       11/30/93#*
Operating performance:
Net asset value, beginning of period              $   10.42        $   10.82        $    9.67       $   10.88       $   10.59
Net investment income                                  0.61             0.21             0.66            0.67            0.30
Net realized and unrealized gain/(loss) on
  investments                                         (0.18)           (0.40)            1.15           (1.06)           0.29
Net increase/(decrease) in net asset value from
  operations                                           0.43            (0.19)            1.81           (0.39)           0.59
Distributions:
Dividends from net investment income                  (0.61)           (0.21)           (0.66)          (0.67)          (0.30)
Distributions in excess of net investment
  income                                                 --               --               --           (0.00)(a)          --
Distributions from net realized capital gains         (0.13)              --               --           (0.15)             --
Total dividends and distributions                     (0.74)           (0.21)           (0.66)          (0.82)          (0.30)
Net asset value, end of period                    $   10.11        $   10.42        $   10.82       $    9.67       $   10.88
Total return++                                         4.18%           (1.83)%          19.22%          (3.77)%          5.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  70,631        $  84,692        $  90,887       $  55,058       $  24,630
Ratio of operating expenses to average net
  assets                                               1.50%(c)         1.52%+           1.55%           1.49%           1.30%+
Ratio of net investment income to average net
  assets                                               5.98%            5.74%+           6.28%           6.56%           6.27%+
Portfolio turnover rate                                 278%              69%              96%            144%             86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.60%(c)         1.62%+           1.68%           1.70%           1.70%+
Net investment income per share without waivers
  and/or expense reimbursements                   $  0.61(c)       $    0.21        $    0.65       $    0.65       $    0.27



  * Nations Diversified Income Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Amount represents less than $0.01.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS U.S. GOVERNMENT BOND FUND



                                                                            PERIOD             YEAR             PERIOD
                                                                            ENDED             ENDED             ENDED
INVESTOR B SHARES*                                                         05/16/97          08/31/96        08/31/95(a)
Operating performance:
Net asset value at the beginning of the period                           $   10.52         $   11.19         $   10.05
Net investment income                                                         0.34              0.51              0.46
Net realized and unrealized gain/(loss) on investments                        0.18             (0.22)             1.14
Total income from investment activities                                       0.52              0.29              1.60
Distributions from net investment income                                     (0.34)            (0.51)            (0.46)
Distributions from net realized gains                                        (0.51)            (0.45)               --
Net asset value at the end of the period                                 $   10.19         $   10.52         $   11.19
Total return (b)                                                              4.99%             2.43%            16.19%
Ratio of expenses to average net assets                                       1.62%(c)          1.65%             1.62%(c)
Ratio of net investment income to average net assets                          4.60%(c)          4.60%             5.19%(c)
Portfolio turnover rate (d)                                                     58%               87%              132%
Net assets at end of period (in 000's)                                   $   1,529         $   1,237         $     146
Ratio of expenses to average net assets (assuming no waiver or
  expense reimbursements)                                                     1.77%(c)          1.82%             1.87%(c)
Ratio of net investment income to average net assets (assuming no
  waiver or expense reimbursements)                                           4.45%(c)          4.43%             4.94%(c)



  * Investor B Shares of Nations U.S. Government Bond Fund were formerly Class B Shares of the Pilot U.S. Government Securities Fund, a predecessor portfolio.


(a) Class B Share activity commenced November 10, 1994.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class B Shares. Total return is not annualized.


(c) Annualized.


(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.


   Objectives

NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



Although the Adviser will seek to achieve the Funds' investment objectives, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued


NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS GOVERNMENT SECURITIES FUND: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to six years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six

NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend-paying preferred and common stock.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.


The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in "high quality" money market instruments, repurchase aggreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".



GENERAL: Each of the Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and in dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.


Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Funds.

For more information concerning these and other instruments in which the Funds may invest their investment practices, see "Appendix A".

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.



3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect the deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor B Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's agent or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc., through its investment management division, serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds, except Nations U.S. Government Bond Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of: .60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations U.S. Government Bond Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus
 .50% of the Fund's average daily net assets in excess of $250 million.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .15% of Nations

Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Short-Term Income Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.


NBAI will pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50% and Nations Strategic Fixed Income Fund -- .50%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Securities Fund -- .50%.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the rate of .40% of Nations U.S. Government Bond Fund's (formerly the Pilot U.S. Government Securities Fund) average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income
Fund -- .15%, Nations Diversified Income Fund -- .15% and Nations Strategic Fixed Income Fund -- .15% and Nations Government Securities Fund -- .15%.



Brad Pope is a Product Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Funds fixed income funds. Mr. Pope has been the portfolio manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization, in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.



Mark S. Ahnrud is a Director of Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company, Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.


Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options trading for Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance from Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised NationsBank and Nations Funds that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10% and Nations Strategic Fixed Income Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Fund's average daily net assets: Nations Government Securities Fund -- .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas N.A., ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all the Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all the Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountants to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor B Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and

Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor B Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or Nations Fund, Inc. or in such other manner as the Board of Trustees or the Boards of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. This Prospectus relates only to the Investor B Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.



As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of Nations Government Securities Fund and Nations U.S. Government Bond Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the Nations Fund, Inc. SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

PENDING LEGAL PROCEEDINGS: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Certain investors desiring to invest $1 million or more (including current holdings) in the Nations Funds Family may be eligible to purchase Investor A Shares. See "How To Redeem Shares."


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

o  $500 for IRA investors;

o  $250 for non-working spousal IRAs; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs), within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.



Investor B Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").



The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor B Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor B Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor B Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") shareholders may automatically purchase Investor B Shares. On a bi-monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank which is a member of the Automated Clearing House to their Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.



CONVERSION FEATURE: Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased after July 31, 1997, that have been outstanding for the number of years set forth in the applicable schedule below will, at the end of the month in which the anniversary of such share purchase occurs, automatically convert to Investor A Shares.



Except for Investor B Shares held by employee benefit plans, Investor B Shares of Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income Fund purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the sixth anniversary of such share purchase occurs.



Except for Investor B Shares held by employee benefit plans, Investor B Shares of Nations Government Securities Fund, Nations Diversified Income Fund and Nations U.S. Government Bond Fund purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the ninth anniversary of such share purchase occurs.



Upon conversion, shareholders will receive Investor A Shares having a total dollar value equal to the total dollar value of their Investor B Shares, without the imposition of any sales charge or other charge. The operating expenses applicable to Investor A Shares, which are lower than those applicable to Investor B Shares, shall thereafter be applied to such newly converted shares. Shareholders holding converted shares will benefit from the lower annual operating expenses of Investor A Shares, which will have a positive effect on total returns. In each case, shareholders have the right to decline an automatic conversion by notifying their Agent or the Transfer Agent within 90 days before a conversion that they do not desire such conversion.



Reinvestments of dividends and distributions in Investor B Shares will be considered a new purchase for purposes of the conversion schedules set forth below. If a shareholder effects one or more exchanges among Investor B Shares of the Non-Money Market Funds of Nations Funds during such period, the holding period for shares so exchanged will be counted toward such period.



CONVERSION SCHEDULES



This conversion feature applies to Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income Fund in the manner described by the schedule below:



   AMOUNT OF PURCHASE          YEAR OF CONVERSION
$0 -- $249,999                         6th
$250,000 -- $499,999                   6th
$500,000 -- $999,999                   5th



This conversion feature also applies to the following Funds in the manner described by the schedule below: Nations Government Securities Fund, Nations Diversified Income Fund and Nations U.S. Government Bond Fund:



   AMOUNT OF PURCHASE          YEAR OF CONVERSION
$0 -- $249,999                         9th
$250,000 -- $499,999                   6th
$500,000 -- $999,999                   5th


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon the redemption of Investor B Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



RIGHTS OF ACCUMULATION: An investor may be entitled to a reduced CDSC or to purchase Investor A Shares through Rights of Accumulation. To qualify for a reduced CDSC or to purchase Investor A Shares, an investor must notify the Servicing Agent through which the Investor B Shares are or would be purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reductions in CDSCs or the availability of Investor A Shares may be modified or terminated at any time and are subject to confirmation of an investor's holdings. An investor who has previously invested in the Nations Funds Family (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may aggregate holdings in such shares with current purchases to determine the applicable CDSC schedule or the availability of Investor A Shares for current purchases. An investor's aggregate investment in the Nations Funds Family for this purpose is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A Shares, Investor B Shares or Investor C Shares that are already beneficially owned by the investor (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund).



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997, may be subject to a CDSC if such shares are redeemed within the years designated in the applicable CDSC schedule set forth below. No CDSC is imposed on increases in net asset value above the initial purchase price, or shares acquired by reinvestment of distributions. Subject to the waivers described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:



CDSC SCHEDULES



A CDSC is imposed at the following declining rates on Investor B Shares of Nations Short-Intermediate Government Fund and Nations Strategic Fixed Income
Fund:



SHARES PURCHASED PRIOR TO JANUARY 1, 1996



                                        CDSC as a
                                  Percentage of Dollar
Year Since Purchase Made        Amount Subject to Charge
First                                        4.0%
Second                                       3.0%
Third                                        3.0%
Fourth                                       2.0%
Fifth                                        2.0%
Sixth                                        1.0%
Seventh and thereafter                       None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $0 -- $249,999



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                       3.0%
Second                                      2.0%
Third                                       1.0%
Fourth and thereafter                       None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $250,000 -- $499,999



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                       3.0%
Second                                      2.0%
Third                                       1.0%
Fourth and thereafter                       None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $500,000 -- $999,999*



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                       2.0%
Second                                      1.0%
Third and thereafter                        None



* Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.


A CDSC is imposed at the following declining rates on Investor B Shares of Nations Government Securities Fund, Nations Diversified Income Fund and Nations U.S. Government Bond Fund:



SHARES PURCHASED PRIOR TO JANUARY 1, 1996



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge

First                                       5.0%
Second                                      4.0%
Third                                       3.0%
Fourth                                      2.0%
Fifth                                       2.0%
Sixth                                       1.0%
Seventh and thereafter                      None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $0 -- $249,999



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                       4.0%
Second                                      3.0%
Third                                       3.0%
Fourth                                      2.0%
Fifth                                       1.0%
Sixth and thereafter                        None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $250,000 -- $499,999



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                       3.0%
Second                                      2.0%
Third                                       1.0%
Fourth and thereafter                       None



SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $500,000 -- $999,999*



                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                       2.0%
Second                                      1.0%
Third and thereafter                        None



*Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.



In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.


The CDSC will be waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor B Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. In addition, the CDSC will be waived on Investor B Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Selling Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Selling Agents not to exceed 4.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.



REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor B Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor B Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor B Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor B Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals may reduce principal and will eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor B Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a Nations Funds money market fund. Additionally, the exchange feature enables a shareholder of Investor B Shares of Nations Short-Term Income Fund to exchange such shares for Investor B Shares of Nations Short-Term Municipal Income Fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor B Shares that meets the requirements discussed in this section. If a shareholder acquires Investor B Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996 or after July 31, 1997) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor B Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor B Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor B Shares of a fund that charges a CDSC.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor B Shares exchanged must have a current value of at least $1,000. Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor B Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor B Shares.



The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor B Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.



Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the relevant SAI for more details on the Servicing Plan.



DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees of Nations Fund Trust and the Directors of Nations Fund, Inc. have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor B Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor B Shares.


The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including pay-ments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.



Nations Funds understands that Agents may charge fees to their Customers who own Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor B Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor B Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gain) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends received deduction on a portion of the dividends paid by those Funds investing in the stock of domestic corporation.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Such Certifi-cates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securi-ties as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.


The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuers financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receiv-ables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be creditworthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Each Fund may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.



FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.



FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Each Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect such Funds against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Nations Diversified Income Fund may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the pro-ceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay prin-cipal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                          (This Page Left Blank Intentionally)

Prospectus


                               INVESTOR B SHARES
                                 AUGUST 1, 1997

This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations
Fund Trust, an open-end management investment company in the Nations Funds Family ("Nations
Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of each Tax-Exempt
Fund -- Investor B Shares (formerly Investor N
Shares).

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI dated August
1, 1997 is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


NSI-96146-897

TAX-EXEMPT FUNDS

Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal Bond Fund
Nations Virginia Municipal Bond Fund


                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

About The                    Table  Of  Contents
Funds
                             Prospectus Summary                                3

                             Expenses Summary                                  6

                             Financial Highlights                             12

                             Objectives                                       30

                             How Objectives Are Pursued                       32

                             How Performance Is Shown                         36

                             How The Funds Are Managed                        37

                             Organization And History                         41



About Your                   How To Buy Shares                                42
Investment
                             How To Redeem Shares                             44

                             How To Exchange Shares                           47

                             Shareholder Servicing And Distribution Plans     49

                             How The Funds Value Their Shares                 50

                             How Dividends And Distributions Are Made;

                             Tax Information

                             Appendix A -- Portfolio Securities               52

                             Appendix B -- Description Of Ratings             58

                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

Prospectus Summary

(BULLET) TYPE OF COMPANY: Open-end management investment company.

(BULLET) INVESTMENT OBJECTIVES AND POLICIES:

  (Bullet) Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

  (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

  (Bullet) Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

  (Bullet) Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.


(BULLET) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."

(BULLET) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.


(BULLET) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."


(BULLET) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         $100 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan). See "How To Buy Shares."

Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR B SHARES

                                                                                      Nations
                             Nations            Nations                               Florida            Nations
                           Short-Term        Intermediate          Nations         Intermediate          Florida
SHAREHOLDER                 Municipal          Municipal          Municipal          Municipal          Municipal
  TRANSACTION EXPENSES     Income Fund         Bond Fund         Income Fund         Bond Fund          Bond Fund
Sales Load Imposed on
  Purchases                   None               None               None               None               None
Maximum Deferred Sales
  Charge (as a
  percentage of the
  lower of the
  original purchase
  price or redemption
  proceeds)(1)                None                 3.00%              4.00%              3.00%              4.00%

                             Nations
                             Georgia            Nations
                          Intermediate          Georgia
SHAREHOLDER                 Municipal          Municipal
  TRANSACTION EXPENSES      Bond Fund          Bond Fund
Sales Load Imposed on
  Purchases                   None               None
Maximum Deferred Sales
  Charge (as a
  percentage of the
  lower of the
  original purchase
  price or redemption
  proceeds)(1)                  3.00%              4.00%

ANNUAL FUND
  OPERATING
  EXPENSES
  (as a percentage of
  average net assets)

Management Fees (After
  Fee Waivers)                   .30%               .30%               .40%               .30%               .40%
Rule 12b-1 Fees (After
  Fee Waivers)                   .10%               .55%               .60%               .55%               .60%
Shareholder Servicing
  Fees                           .25%               .25%               .25%               .25%               .25%
Other Expenses                   .10%               .20%               .20%               .20%               .20%
Total Operating
  Expenses (After
  Fee Waivers)                   .75%              1.30%              1.45%              1.30%              1.45%

ANNUAL FUND
  OPERATING
  EXPENSES
  (as a percentage of
  average net assets)

Management Fees (After
  Fee Waivers)                   .30%               .40%
Rule 12b-1 Fees (After
  Fee Waivers)                   .55%               .60%
Shareholder Servicing
  Fees                           .25%               .25%
Other Expenses                   .20%               .20%
Total Operating
  Expenses (After
  Fee Waivers)                  1.30%              1.45%


(1) Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

INVESTOR B SHARES

                                                                                 Nations                               Nations
                                                                                Maryland            Nations        North Carolina
                                                                              Intermediate         Maryland         Intermediate
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund
Sales Load Imposed on Purchases                                                   None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)(1)                                3.00%              4.00%              3.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                  .30%               .40%               .30%
Rule 12b-1 Fees (After Fee Waivers)                                                  .55%               .60%               .55%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses                                                                       .20%               .20%               .20%
Total Operating Expenses (After Fee Waivers)                                        1.30%              1.45%              1.30%


(1) Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."





INVESTOR B SHARES
                                                                                                    Nations
                                                                                 Nations        South Carolina         Nations
                                                                             North Carolina      Intermediate      South Carolina
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund

Sales Load Imposed on Purchases                                                   None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)(1)                                4.00%              3.00%              4.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                  .40%               .30%               .40%
Rule 12b-1 Fees (After Fee Waivers)                                                  .60%               .55%               .60%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses                                                                       .20%               .20%               .20%
Total Operating Expenses (After Fee Waivers)                                        1.45%              1.30%              1.45%

(1) Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

INVESTOR B SHARES
                                                                                 Nations                               Nations
                                                                                Tennessee           Nations             Texas
                                                                              Intermediate         Tennessee        Intermediate
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund
Sales Load Imposed on Purchases                                                   None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                  3.00%              4.00%              3.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                  .30%               .40%               .30%
Rule 12b-1 Fees (After Fee Waivers)                                                  .55%               .60%               .55%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                                        .20%               .20%               .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)             1.30%              1.45%              1.30%

(1) Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

INVESTOR B SHARES
                                                                                                    Nations
                                                                                 Nations           Virginia            Nations
                                                                                  Texas          Intermediate         Virginia
                                                                                Municipal          Municipal          Municipal
SHAREHOLDER TRANSACTION EXPENSES                                                Bond Fund          Bond Fund          Bond Fund

Sales Load Imposed on Purchases                                                   None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)(1)                                4.00%              3.00%              4.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                  .40%               .30%               .40%
Rule 12b-1 Fees (After Fee Waivers)                                                  .60%               .55%               .60%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses                                                                       .20%               .20%               .20%
Total Operating Expenses (After Fee Waivers)                                        1.45%              1.30%              1.45%

(1) Investor B Shares purchased prior to January 1, 1996 or after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 4.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How to Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:
You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                         Nations                               Nations
                Nations            Nations                               Florida            Nations            Georgia
              Short-Term        Intermediate          Nations         Intermediate          Florida         Intermediate
               Municipal          Municipal          Municipal          Municipal          Municipal          Municipal
              Income Fund         Bond Fund         Income Fund         Bond Fund          Bond Fund          Bond Fund
1 Year         $       8          $      43          $      55          $      43          $      55          $      43
3 Years        $      24          $      51          $      76          $      51          $      76          $      51
5 Years        $      42          $      71          $      89          $      71          $      89          $      71
10 Years       $      93          $     157          $     174          $     157          $     174          $     157

                                   Nations
                Nations           Maryland
                Georgia         Intermediate
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      55          $      43
3 Years        $      76          $      51
5 Years        $      89          $      71
10 Years       $     174          $     157


                                   Nations                               Nations                               Nations
                Nations        North Carolina         Nations        South Carolina         Nations           Tennessee
               Maryland         Intermediate      North Carolina      Intermediate      South Carolina      Intermediate
               Municipal          Municipal          Municipal          Municipal          Municipal          Municipal
               Bond Fund          Bond Fund          Bond Fund          Bond Fund          Bond Fund          Bond Fund

1 Year         $      55          $      43          $      55          $      43          $      55          $      43
3 Years        $      76          $      51          $      76          $      51          $      76          $      51
5 Years        $      89          $      71          $      89          $      71          $      89          $      71
10 Years       $     174          $     157          $     174          $     157          $     174          $     157


                                   Nations
                Nations             Texas
               Tennessee        Intermediate
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      55          $      43
3 Years        $      76          $      51
5 Years        $      89          $      71
10 Years       $     174          $     157


                                   Nations
                Nations           Virginia            Nations
                 Texas          Intermediate         Virginia
               Municipal          Municipal          Municipal
               Bond Fund          Bond Fund          Bond Fund

1 Year         $      55          $      43          $      55
3 Years        $      76          $      51          $      76
5 Years        $      89          $      71          $      89
10 Years       $     174          $     157          $     174



You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated fund assuming a 5% annual return and no redemption:

                                                      Nations                               Nations
                Nations                               Florida            Nations            Georgia            Nations
             Intermediate          Nations         Intermediate          Florida         Intermediate          Georgia
               Municipal          Municipal          Municipal          Municipal          Municipal          Municipal
               Bond Fund         Income Fund         Bond Fund          Bond Fund          Bond Fund          Bond Fund
1 Year         $      13          $      15          $      13          $      15          $      13          $      15
3 Years        $      41          $      46          $      41          $      46          $      41          $      46
5 Years        $      71          $      79          $      71          $      79          $      71          $      79
10 Years       $     157          $     174          $     157          $     174          $     157          $     174

                Nations
               Maryland            Nations
             Intermediate         Maryland
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      13          $      15
3 Years        $      41          $      46
5 Years        $      71          $      79
10 Years       $     157          $     174

                Nations                               Nations                               Nations
            North Carolina         Nations        South Carolina         Nations           Tennessee           Nations
             Intermediate      North Carolina      Intermediate      South Carolina      Intermediate         Tennessee
               Municipal          Municipal          Municipal          Municipal          Municipal          Municipal
               Bond Fund          Bond Fund          Bond Fund          Bond Fund          Bond Fund          Bond Fund
1 Year         $      13          $      15          $      13          $      15          $      13          $      15
3 Years        $      41          $      46          $      41          $      46          $      41          $      46
5 Years        $      71          $      79          $      71          $      79          $      71          $      79
10 Years       $     157          $     174          $     157          $     174          $     157          $     174

                Nations
                 Texas             Nations
             Intermediate           Texas
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      13          $      15
3 Years        $      41          $      46
5 Years        $      71          $      79
10 Years       $     157          $     174

                Nations
               Virginia            Nations
             Intermediate         Virginia
               Municipal          Municipal
               Bond Fund          Bond Fund
1 Year         $      13          $      15
3 Years        $      41          $      46
5 Years        $      71          $      79
10 Years       $     157          $     174



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor B Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor B Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees", "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor B Shares of the indicated Fund would have been as follows: Nations Short-Term Municipal Income Fund -- .50%, .75% and 1.60%, respectively; Nations Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Municipal Income Fund -- .60%, .75% and 1.80%, respectively; Nations Florida Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Florida Municipal Bond Fund -- .60%, .75% and
1.80%, respectively; Nations Georgia Intermediate Municipal Bond Fund -- .50%,
 .75% and 1.70%, respectively; Nations Georgia Municipal Bond Fund -- .60%, .75% 1.80%, respectively; Nations Maryland Intermediate Municipal Bond Fund -- .50%,
 .75% and 1.70%, respectively; Nations Maryland Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations North Carolina Intermediate Municipal Bond
Fund -- .50%, .75% and 1.70%, respectively; Nations North Carolina Municipal
Bond Fund -- .60%, .75% and 1.80%, respectively; Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .75% and 1.80%, respectively;
Nations Tennessee Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Tennessee Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations Texas Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Texas Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations Virginia Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Virginia Municipal Bond Fund -- .60%, .75% and 1.80%.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for the most recent fiscal years accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                      YEAR            PERIOD             YEAR             YEAR
INVESTOR B SHARES                                     ENDED            ENDED            ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)        11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period              $    9.98        $   10.03          $    9.69        $    9.96
Net investment income                                  0.40             0.13               0.40             0.34
Net realized and unrealized gain/(loss) on
  investments                                         (0.03)           (0.05)              0.34            (0.27)
Net increase in net asset value from operations        0.37             0.08               0.74             0.07
Distributions:
Dividends from net investment income                  (0.40)           (0.13)             (0.40)           (0.34)
Distributions from net realized capital gains            --               --                 --            (0.00)#
Total dividends and distributions                     (0.40)           (0.13)             (0.40)           (0.34)
Net asset value, end of period                    $    9.95        $    9.98          $   10.03        $    9.69
Total return++                                         3.78%            0.84%              7.78%            0.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  10,655        $  13,859          $   9,803        $  13,421
Ratio of operating expenses to average net
  assets                                               0.75%(a)         0.75%+(a)          0.80%(a)         0.69%(a)
Ratio of net investment income to average net
  assets                                               4.01%            4.02%+             4.03%            3.48%
Portfolio turnover rate                                  80%              16%                82%              57%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimburements                                        1.19%            1.21%+             1.28%            1.15%
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.35        $    0.11          $    0.35        $    0.31


                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*
Operating performance:
Net asset value, beginning of period                $   10.00
Net investment income                                    0.04
Net realized and unrealized gain/(loss) on
  investments                                           (0.04)
Net increase in net asset value from operations          0.00
Distributions:
Dividends from net investment income                    (0.04)
Distributions from net realized capital gains              --
Total dividends and distributions                       (0.04)
Net asset value, end of period                      $    9.96
Total return++                                          (0.02)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   5,863
Ratio of operating expenses to average net
  assets                                                 0.44%+
Ratio of net investment income to average net
  assets                                                 2.81%+
Portfolio turnover rate                                    45%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimburements                                          1.39%+
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.04

 * Nations Short-Term Municipal Income Fund's Investor B Shares commenced operations on October 12, 1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 #  Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                               YEAR               PERIOD               YEAR
INVESTOR B SHARES                                             ENDED               ENDED               ENDED
  (FORMERLY INVESTOR N SHARES)                               03/31/97          03/31/96(b)           11/30/95
Operating performance:
Net asset value, beginning of period                      $   10.03           $   10.17           $    9.24
Net investment income                                          0.43                0.14                0.43
Net realized and unrealized gain/(loss) on investments        (0.02)              (0.14)               0.93
Net increase/(decrease) in net asset value from
  operations                                                   0.41                0.00                1.36
Distributions:
Dividends from net investment income                          (0.43)              (0.14)              (0.43)
Distributions in excess of net investment income                 --                  --                  --
Distributions from net realized capital gains                    --                  --                  --
Total dividends and distributions                             (0.43)              (0.14)              (0.43)
Net asset value, end of period                            $   10.01           $   10.03           $   10.17
Total return++                                                 4.12%               0.03%              15.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $   1,481           $   1,623           $   1,352
Ratio of operating expenses to average net assets              1.00%(a)            1.00%+(a)           0.95%(a)
Ratio of net investment income to average net assets           4.24%               4.25%+              4.41%
Portfolio turnover rate                                          21%                  4%                 31%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                1.31%               1.33%+              1.34%
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.39           $    0.13           $    0.40

                                                              PERIOD
INVESTOR B SHARES                                             ENDED
  (FORMERLY INVESTOR N SHARES)                              11/30/94*

Operating performance:
Net asset value, beginning of period                      $   10.13
Net investment income                                          0.39
Net realized and unrealized gain/(loss) on investments        (0.88)
Net increase/(decrease) in net asset value from
  operations                                                  (0.49)
Distributions:
Dividends from net investment income                          (0.39)
Distributions in excess of net investment income              (0.00)#
Distributions from net realized capital gains                 (0.01)
Total dividends and distributions                             (0.40)
Net asset value, end of period                            $    9.24
Total return++                                                (5.00)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $     943
Ratio of operating expenses to average net assets              0.85%+(a)
Ratio of net investment income to average net assets           4.09%+
Portfolio turnover rate                                          51%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                1.38%+
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.34



 * Nations Intermediate Municipal Bond Fund's Investor B Shares commenced operations on December 2, 1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 #  Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MUNICIPAL INCOME FUND

                                                         YEAR            PERIOD            YEAR             YEAR
INVESTOR B SHARES                                        ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                         03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                  $   10.84        $   11.08        $    9.64        $   11.33
Net investment income                                      0.51             0.17             0.51             0.49
Net realized and unrealized gain/(loss) on
  investments                                              0.05            (0.24)            1.44            (1.44)
Net increase/(decrease) in net asset value from
  operations                                               0.56            (0.07)            1.95            (0.95)
Distributions:
Dividends from net investment income                      (0.51)           (0.17)           (0.51)           (0.49)
Distributions in excess of net investment income             --               --               --            (0.00)#
Distributions from net realized capital gains                --               --               --            (0.25)
Total dividends and distributions                         (0.51)           (0.17)           (0.51)           (0.74)
Net asset value, end of period                        $   10.89        $   10.84        $   11.08        $    9.64
Total return++                                             5.24%           (0.66)%          20.65%           (8.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  14,615        $  16,870        $  18,165        $  17,101
Ratio of operating expenses to average net assets          1.35%            1.35%+           1.35%            1.36%
Ratio of operating expenses to average net assets
  including interest expense                                   (a)              (a)              (a)          1.37%
Ratio of net investment income to average net
  assets                                                   4.66%            4.60%+           4.88%            4.67%
Portfolio turnover rate                                      25%               4%              49%              63%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements            1.66%            1.66%+           1.63%            1.65%
Net investment income per share without waivers
  and/or expense reimbursements                       $    0.48        $    0.16        $    0.48        $    0.46

                                                        PERIOD
INVESTOR B SHARES                                        ENDED
  (FORMERLY INVESTOR N SHARES)                         11/30/93*

Operating performance:
Net asset value, beginning of period                  $   11.13
Net investment income                                      0.23
Net realized and unrealized gain/(loss) on
  investments                                              0.20
Net increase/(decrease) in net asset value from
  operations                                               0.43
Distributions:
Dividends from net investment income                      (0.23)
Distributions in excess of net investment income             --
Distributions from net realized capital gains                --
Total dividends and distributions                         (0.23)
Net asset value, end of period                        $   11.33
Total return++                                             3.89%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  15,133
Ratio of operating expenses to average net assets          1.27%+
Ratio of operating expenses to average net assets
  including interest expense                                 --
Ratio of net investment income to average net
  assets                                                   4.49%+
Portfolio turnover rate                                      48%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements            1.59%+
Net investment income per share without waivers
  and/or expense reimbursements                       $    0.22

 * Nations Municipal Income Fund's Investor B Shares commenced operations on June 7, 1993.

 +  Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 #  Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period               $   10.46        $   10.63          $    9.61         $   10.50
Net investment income                                   0.44             0.15               0.43              0.40
Net realized and unrealized gain/(loss) on
  investments                                          (0.06)           (0.17)              1.02             (0.88)
Net increase/(decrease) in net asset value from
  operations                                            0.38            (0.02)              1.45             (0.48)
Distributions:
Dividends from net investment income                   (0.44)           (0.15)             (0.43)            (0.40)
Distributions in excess of net investment
  income                                                  --               --                 --             (0.00)#
Distributions from net realized capital gains             --               --                 --             (0.01)
Total dividends and distributions                      (0.44)           (0.15)             (0.43)            (0.41)
Net asset value, end of period                     $   10.40        $   10.46          $   10.63         $    9.61
Total return++                                          3.70%           (0.23)%            15.34%            (4.73)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   3,488        $   4,001          $   4,775         $   4,691
Ratio of operating expenses to average net
  assets                                                1.00%(a)         1.00%+(a)          1.05%(a)          1.05%(a)
Ratio of net investment income to average net
  assets                                                4.22%            4.16%+             4.20%             3.94%
Portfolio turnover rate                                   16%              18%                27%               34%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.31%            1.36%+             1.31%             1.26%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.41        $    0.13          $    0.41         $    0.38

                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period                $   10.32
Net investment income                                    0.18
Net realized and unrealized gain/(loss) on
  investments                                            0.18
Net increase/(decrease) in net asset value from
  operations                                             0.36
Distributions:
Dividends from net investment income                    (0.18)
Distributions in excess of net investment
  income                                                   --
Distributions from net realized capital gains              --
Total dividends and distributions                       (0.18)
Net asset value, end of period                      $   10.50
Total return++                                          3.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   3,328
Ratio of operating expenses to average net
  assets                                                 0.94%+
Ratio of net investment income to average net
  assets                                                 3.78%+
Portfolio turnover rate                                    15%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.30%+
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.17

  * Nations Florida Intermediate Municipal Bond Fund's Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 #  Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS FLORIDA MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR             YEAR            PERIOD
INVESTOR B SHARES                                     ENDED            ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)       11/30/95         11/30/94         11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.47       $    9.76        $    8.40        $    9.73         $   10.00
Net investment income                                   0.41            0.14             0.44             0.45              0.03
Net realized and unrealized gain/(loss) on
  investments                                           0.01           (0.29)            1.36            (1.33)            (0.27)
Net increase/(decrease) in net asset value from
  operations                                            0.42           (0.15)            1.80            (0.88)            (0.24)
Dividends from net investment income                   (0.41)          (0.14)           (0.44)           (0.45)            (0.03)
Total dividends and distributions                      (0.41)          (0.14)           (0.44)           (0.45)            (0.03)
Net asset value, end of period                     $    9.48       $    9.47        $    9.76        $    8.40         $    9.73
Total return++                                          4.52%          (1.58)%          21.78%           (9.37)%           (2.35)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  19,751       $  23,947        $  25,398        $  19,868         $  11,434
Ratio of operating expenses to average net
  assets                                                1.35%(a)        1.35%+(a)        1.14%(a)         0.96%(a)          0.68%+
Ratio of net investment income to average net
  assets                                                4.32%           4.28%+           4.69%            4.80%             3.29%+
Portfolio turnover rate                                   23%              7%              13%              46%                0%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.68%           1.71%+           1.70%            1.66%             1.84%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.38       $    0.13        $    0.39        $    0.38         $    0.02

  * Nations Florida Municipal Bond Fund's Investor B Shares commenced operations on October 22, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                $   10.63         $   10.81         $    9.82         $   10.82
Net investment income                                    0.45              0.15              0.45              0.44
Net realized and unrealized gain/(loss) on
  investments                                           (0.05)            (0.18)             0.99             (0.98)
Net increase/(decrease) in net asset value from
  operations                                             0.40             (0.03)             1.44             (0.54)
Distributions:
Dividends from net investment income                    (0.45)            (0.15)            (0.45)            (0.44)
Distributions in excess of net investment
  income                                                   --                --                --             (0.00)#
Distributions from net realized capital gains              --                --                --             (0.02)
Total dividends and distributions                       (0.45)            (0.15)            (0.45)            (0.46)
Net asset value, end of period                      $   10.58         $   10.63         $   10.81         $    9.82
Total return++                                           3.81%            (0.29)%           14.85%            (5.17)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   7,601         $   8,098         $   8,160         $   7,269
Ratio of operating expenses to average net
  assets                                                 1.00%             1.00%+            1.05%             1.04%
Ratio of operating expenses to average net
  assets including interest expense                          (a)               (a)               (a)           1.05%
Ratio of net investment income to average net
  assets                                                 4.22%             4.17%+            4.26%             4.24%
Portfolio turnover rate                                     9%                3%               17%               22%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimburements                                          1.30%             1.33%+            1.30%             1.25%
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.42         $    0.14         $    0.42         $    0.42


                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.61
Net investment income                                   0.20
Net realized and unrealized gain/(loss) on
  investments                                           0.21
Net increase/(decrease) in net asset value from
  operations                                            0.41
Distributions:
Dividends from net investment income                   (0.20)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.20)
Net asset value, end of period                     $   10.82
Total return++                                          3.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   4,506
Ratio of operating expenses to average net
  assets                                                0.96%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                4.07%+
Portfolio turnover rate                                    6%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.27%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.18

  * Nations Georgia Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GEORGIA MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR              YEAR
INVESTOR B SHARES                                     ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)       11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period              $    9.48        $    9.72        $    8.38        $    9.81
Net investment income                                  0.40             0.14             0.44             0.45
Net realized and unrealized gain/(loss) on
  investments                                          0.02            (0.24)            1.34            (1.43)
Net increase/(decrease) in net asset value from
  operations                                           0.42            (0.10)            1.78            (0.98)
Dividends from net investment income                  (0.40)           (0.14)           (0.44)           (0.45)
Total dividends and distributions                     (0.40)           (0.14)           (0.44)           (0.45)
Net asset value, end of period                    $    9.50        $    9.48        $    9.72        $    8.38
Total return++                                         4.50%           (1.09)%          21.58%          (10.28)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  10,182        $  12,254        $  13,017        $   9,500
Ratio of operating expenses to average net
  assets                                               1.35%(a)         1.35%+(a)        1.15%(a)         0.96%(a)
Ratio of net investment income to average net
  assets                                               4.21%            4.21%+           4.67%            4.85%
Portfolio turnover rate                                  19%               7%              26%              35%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.80%            1.89%+           1.84%            1.79%
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.36        $    0.12        $    0.37        $    0.38


                                                     PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.00
Net investment income                                   0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.19)
Net increase/(decrease) in net asset value from
  operations                                           (0.15)
Dividends from net investment income                   (0.04)
Total dividends and distributions                      (0.04)
Net asset value, end of period                     $    9.81
Total return++                                         (1.49)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   4,820
Ratio of operating expenses to average net
  assets                                                0.70%+
Ratio of net investment income to average net
  assets                                                3.63%+
Portfolio turnover rate                                   30%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        2.08%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.03

  * Nations Georgia Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating ratio was less than 0.01%.
(b) Fiscal year end March 31. Prior to this, the fiscal year end was November
    30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period              $   10.80         $   10.95         $   10.00         $   11.09
Net investment income                                  0.45              0.15              0.45              0.45
Net realized and unrealized gain/(loss) on
  investments                                         (0.10)            (0.15)             0.98             (0.99)
Net increase/(decrease) in net asset value from
  operations                                           0.35              0.00              1.43             (0.54)
Distributions:
Dividends from net investment income                  (0.45)            (0.15)            (0.45)            (0.45)
Distributions from net realized capital gains            --                --             (0.03)            (0.10)
Distributions in excess of net realized capital
  gains                                                  --                --                --             (0.00)#
Total dividends and distributions                     (0.45)            (0.15)            (0.48)            (0.55)
Net asset value, end of period                    $   10.70         $   10.80         $   10.95         $   10.00
Total return++                                         3.31%            (0.01)%           14.59%            (5.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $   4,299         $   4,500         $   4,485         $   4,368
Ratio of operating expenses to average net
  assets                                               1.00%(a)          1.00%+(a)         1.05%(a)          1.03%(a)
Ratio of net investment income to average net
  assets                                               4.20%             4.12%+            4.26%             4.23%
Portfolio turnover rate                                  10%                4%               11%               22%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.28%             1.31%+            1.30%             1.23%
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.42         $    0.14         $    0.42         $    0.43

                                                     PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period                $   10.94
Net investment income                                    0.21
Net realized and unrealized gain/(loss) on
  investments                                            0.17
Net increase/(decrease) in net asset value from
  operations                                             0.38
Distributions:
Dividends from net investment income                    (0.21)
Distributions from net realized capital gains           (0.02)
Distributions in excess of net realized capital
  gains                                                    --
Total dividends and distributions                       (0.23)
Net asset value, end of period                      $   11.09
Total return++                                           3.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   3,234
Ratio of operating expenses to average net
  assets                                                 0.99%+
Ratio of net investment income to average net
  assets                                                 4.23%+
Portfolio turnover rate                                    26%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.23%+
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.20

  * Nations Maryland Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 8, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MARYLAND MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR             YEAR            PERIOD
INVESTOR B SHARES                                     ENDED            ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)       11/30/95         11/30/94         11/30/93*
Operating performance:
Net asset value, beginning of period                $    9.39        $    9.63        $    8.37        $    9.77        $   10.00
Net investment income                                    0.39             0.13             0.41             0.44             0.04
Net realized and unrealized gain/(loss) on
  investments                                            0.02            (0.24)            1.26            (1.40)           (0.23)
Net increase/(decrease) in net asset value from
  operations                                             0.41            (0.11)            1.67            (0.96)           (0.19)
Total dividends and distribution                        (0.39)           (0.13)           (0.41)           (0.44)           (0.04)
Dividends from net investment income                    (0.39)           (0.13)           (0.41)           (0.44)           (0.04)
Net asset value, end of period                      $    9.41        $    9.39        $    9.63        $    8.37        $    9.77
Total return++                                           4.42%           (1.19)%          20.33%          (10.11)%          (1.94)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   8,099            9,662        $  10,002        $   4,819        $   3,048
Ratio of operating expenses to average net
  assets                                                 1.35%            1.35%+           1.15%            0.96%(a)         0.73%+
Ratio of net investment income to average net
  assets                                                 4.13%       $    3.97%+           4.39%            4.73%            3.37%+
Portfolio turnover rate                                    18%               7%              11%              39%               1%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.87%            1.98%+           2.01%            2.05%            2.36%+
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.34        $    0.11        $    0.33        $    0.35        $    0.02

  * Nations Maryland Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period              $   10.36         $   10.51          $    9.53         $   10.46
Net investment income                                  0.42              0.14               0.40              0.39
Net realized and unrealized gain/(loss) on
  investments                                         (0.02)            (0.15)              0.99             (0.88)
Net increase/(decrease) in net asset value from
  operations                                           0.40             (0.01)              1.39             (0.49)
Distributions:
Dividends from net investment income                  (0.42)            (0.14)             (0.40)            (0.39)
Distributions in excess of net investment
  income                                                 --                --              (0.00)#              --
Distributions from net realized capital gains            --                --              (0.01)            (0.05)
Total dividends and distributions                     (0.42)            (0.14)             (0.41)            (0.44)
Net asset value, end of period                    $   10.34         $   10.36          $   10.51         $    9.53
Total return++                                         3.94%            (0.12)%            14.84%            (4.82)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $   6,796         $   8,102          $   7,848         $   5,706
Ratio of operating expenses to average net
  assets                                               1.00%(a)          1.00%+             1.07%(a)          1.05%(a)
Ratio of net investment income to average net
  assets                                               4.07%             3.97%+             3.97%             3.88%
Portfolio turnover rate                                  26%                3%                57%               37%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.32%             1.37%+             1.34%             1.32%
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.39         $    0.13          $    0.38         $    0.37

                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.31
Net investment income                                   0.18
Net realized and unrealized gain/(loss) on
  investments                                           0.15
Net increase/(decrease) in net asset value from
  operations                                            0.33
Distributions:
Dividends from net investment income                   (0.18)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains           --
Total dividends and distributions                      (0.18)
Net asset value, end of period                     $   10.46
Total return++                                          3.23%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   3,822
Ratio of operating expenses to average net
  assets                                                0.92%+
Ratio of net investment income to average net
  assets                                                3.73%+
Portfolio turnover rate                                   29%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.35%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.17

  * Nations North Carolina Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end change to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR             YEAR            PERIOD
INVESTOR B SHARES                                     ENDED            ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)       11/30/95         11/30/94         11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.49        $    9.73        $    8.36        $    9.85        $   10.00
Net investment income                                   0.40             0.13             0.43             0.45             0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.02)           (0.24)            1.37            (1.49)           (0.15)
Net increase/(decrease) in net asset value from
  operations                                            0.38            (0.11)            1.80            (1.04)           (0.11)
Dividends from net investment income                   (0.40)           (0.13)           (0.43)           (0.45)           (0.04)
Total dividends and distributions                      (0.40)           (0.13)           (0.43)           (0.45)           (0.04)
Net asset value, end of period                     $    9.47        $    9.49        $    9.73        $    8.36        $    9.85
Total return++                                          4.06%           (1.12)%          21.96%          (10.92)%          (1.11)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  23,863        $  28,298        $  30,048        $  23,659        $  11,395
Ratio of operating expenses to average net
  assets                                                1.35%(a)         1.35%+           1.13%(a)         0.96%(a)         0.69%+
Ratio of net investment income to average net
  assets                                                4.20%            4.11%+           4.68%            4.78%            3.37%+
Portfolio turnover rate                                   28%              22%              40%              29%              10%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.69%            1.74%+           1.71%            1.67%            1.81%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.37        $    0.12        $    0.38        $    0.38        $    0.03

  * Nations North Carolina Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                               YEAR              PERIOD              YEAR               YEAR
INVESTOR B SHARES                              ENDED              ENDED              ENDED              ENDED
  (FORMERLY INVESTOR N SHARES)               03/31/97          03/31/96(b)         11/30/95           11/30/94
Operating performance:
Net asset value, beginning of period        $   10.52          $   10.69          $    9.76          $   10.61
Net investment income                            0.45               0.15               0.46               0.45
Net realized and unrealized gain/(loss)
  on investments                                (0.02)             (0.17)              0.93              (0.84)
Net increase/(decrease) in net asset
  value from operations                          0.43              (0.02)              1.39              (0.39)
Distributions:
Dividends from net investment income            (0.45)             (0.15)             (0.46)             (0.45)
Distributions in excess of net
  investment income                                --                 --                 --              (0.00)#
Distributions from net realized capital
  gains                                            --                 --                 --              (0.01)
Total dividends and distributions               (0.45)             (0.15)             (0.46)             (0.46)
Net asset value, end of period              $   10.50          $   10.52          $   10.69          $    9.76
Total return++                                   4.19%             (0.17)%            14.45%             (3.85)%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)        $   5,738          $   6,968          $   6,457          $   5,740
Ratio of operating expenses to average
  net assets                                     1.00%(a)           1.00%+(a)          1.05%(a)           1.04%(a)
Ratio of net investment income to
  average net assets                             4.30%              4.31%+             4.42%              4.32%
Portfolio turnover rate                            13%                 6%                11%                30%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                         1.29%              1.32%+             1.25%              1.25%
Net investment income per share without
  waivers and/or expense reimbusements      $    0.42          $    0.14          $    0.44          $    0.43


                                               PERIOD
INVESTOR B SHARES                              ENDED
  (FORMERLY INVESTOR N SHARES)               11/30/93*

Operating performance:
Net asset value, beginning of period        $   10.47
Net investment income                            0.20
Net realized and unrealized gain/(loss)
  on investments                                 0.14
Net increase/(decrease) in net asset
  value from operations                          0.34
Distributions:
Dividends from net investment income            (0.20)
Distributions in excess of net
  investment income                                --
Distributions from net realized capital
  gains                                            --
Total dividends and distributions               (0.20)
Net asset value, end of period              $   10.61
Total return++                                   3.23%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)        $   4,057
Ratio of operating expenses to average
  net assets                                     0.95%+
Ratio of net investment income to
  average net assets                             4.18%+
Portfolio turnover rate                            11%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                         1.25%+
Net investment income per share without
  waivers and/or expense reimbusements      $    0.19

  * Nations South Carolina Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 8, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                               YEAR             PERIOD             YEAR               YEAR
INVESTOR B SHARES                             ENDED             ENDED             ENDED              ENDED
  (FORMERLY INVESTOR N SHARES)               03/31/97        03/31/96(b)         11/30/95           11/30/94
Operating performance:
Net asset value, beginning of period      $    9.77         $    9.99         $    8.65          $    9.86
Net investment income                          0.42              0.14              0.45               0.45
Net realized and unrealized gain/(loss)
  on investments                               0.02             (0.22)             1.34              (1.21)
Net increase/(decrease) in net asset
  value from operations                        0.44             (0.08)             1.79              (0.76)
Dividends from net investment income          (0.42)            (0.14)            (0.45)             (0.45)
Total dividends and distributions             (0.42)            (0.14)            (0.45)             (0.45)
Net asset value, end of period            $    9.79         $    9.77         $    9.99          $    8.65
Total return++                                 4.54%            (0.82)%           21.08%             (7.97)%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)      $  12,104         $  12.991         $  12,670          $   8,263
Ratio of operating expenses to average
  net assets                                   1.35%(a)          1.35%+(a)         1.15%(a)           0.96%(a)
Ratio of net investment income to
  average net assets                           4.24%             4.21%+            4.69%              4.73%
Portfolio turnover rate                          30%               20%               13%                14%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                       1.75%             1.88%+            1.83%              1.87%
Net investment income per share without
  waivers and/or expense reimbursements   $    0.38         $    0.12         $    0.39          $    0.37

                                               PERIOD
INVESTOR B SHARES                              ENDED
  (FORMERLY INVESTOR N SHARES)               11/30/93*

Operating performance:
Net asset value, beginning of period        $   10.00
Net investment income                            0.04
Net realized and unrealized gain/(loss)
  on investments                                (0.14)
Net increase/(decrease) in net asset
  value from operations                         (0.10)
Dividends from net investment income            (0.04)
Total dividends and distributions               (0.04)
Net asset value, end of period              $    9.86
Total return++                                  (1.00)%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)        $   4,048
Ratio of operating expenses to average
  net assets                                     0.70%+
Ratio of net investment income to
  average net assets                             3.56%+
Portfolio turnover rate                             8%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                         2.23%+
Net investment income per share without
  waivers and/or expense reimbursements     $    0.02

  * Nations South Carolina Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                $   10.09         $   10.23         $    9.30         $   10.18
Net investment income                                    0.41              0.14              0.41              0.40
Net realized and unrealized gain/(loss) on
  investments                                           (0.01)            (0.14)             0.93             (0.87)
Net increase/(decrease) in net asset value from
  operations                                             0.40              0.00              1.34             (0.47)
Distributions:
Dividends from net investment income                    (0.41)            (0.14)            (0.41)            (0.40)
Distributions in excess of net investment
  income                                                   --                --                --             (0.00)#
Distributions from net realized capital gains              --                --                --             (0.01)
Total dividends and distributions                       (0.41)            (0.14)            (0.41)            (0.41)
Net asset value, end of period                      $   10.08         $   10.09         $   10.23         $    9.30
Total return++                                           4.02%            (0.04)%           14.65%            (4.72)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   3,050         $   3,528         $   3,573         $   3,368
Ratio of operating expenses to average net
  assets                                                 1.00%             1.00%+            1.07%             1.02%
Ratio of operating expenses to average net
  assets including interest expense                          (a)             --                  (a)           1.03%
Ratio of net investment income to average net
  assets                                                 4.05%             4.01%+            4.15%             4.06%
Portfolio turnover rate                                    28%                3%               34%               41%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.43%             1.52%+            1.42%             1.39%
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.37         $    0.12         $    0.38         $    0.37

                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.03
Net investment income                                   0.17
Net realized and unrealized gain/(loss) on
  investments                                           0.15
Net increase/(decrease) in net asset value from
  operations                                            0.32
Distributions:
Dividends from net investment income                   (0.17)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.17)
Net asset value, end of period                     $   10.18
Total return++                                          3.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   2,210
Ratio of operating expenses to average net
  assets                                                0.77%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                3.81%+
Portfolio turnover rate                                   16%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.44%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.14

  * Nations Tennessee Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 10, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                $    9.68         $    9.87         $    8.58         $    9.80
Net investment income                                    0.40              0.14              0.45              0.45
Net realized and unrealized gain/(loss) on
  investments                                            0.02             (0.19)             1.29             (1.22)
Net increase/(decrease) in net asset value from
  operations                                             0.42             (0.05)             1.74             (0.77)
Dividends from net investment income                    (0.40)            (0.14)            (0.45)            (0.45)
Total dividends and distributions                       (0.40)            (0.14)            (0.45)            (0.45)
Net asset value, end of period                      $    9.70         $    9.68         $    9.87         $    8.58
Total return++                                           4.45%            (0.55)%           20.63%            (8.10)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   5,319         $   6,761         $   6,619         $   5,504
Ratio of operating expenses to average net
  assets                                                 1.35%             1.35%+            1.15%             0.96%
Ratio of operating expenses to average net
  assets including interest expense                          (a)           1.36%+                (a)               (a)
Ratio of net investment income to average net
  assets                                                 4.16%             4.17%+            4.74%             4.81%
Portfolio turnover rate                                    31%                2%               45%               38%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.99%             2.22%+            2.02%             1.95%
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.34         $    0.11         $    0.37         $    0.37

                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.00
Net investment income                                   0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.20)
Net increase/(decrease) in net asset value from
  operations                                           (0.16)
Dividends from net investment income                   (0.04)
Total dividends and distributions                      (0.04)
Net asset value, end of period                     $    9.80
Total return++                                         (1.61)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   3,284
Ratio of operating expenses to average net
  assets                                                0.77%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                3.71%+
Portfolio turnover rate                                    3%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        2.46%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.02

  * Nations Tennessee Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
INVESTOR B SHARES                                     ENDED             ENDED             ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                       03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                $   10.21         $   10.36         $    9.53         $   10.35
Net investment income                                    0.42              0.14              0.41              0.39
Net realized and unrealized gain/(loss) on
  investments                                           (0.03)            (0.15)             0.83             (0.79)
Net increase/(decrease) in net asset value from
  operations                                             0.39             (0.01)             1.24             (0.40)
Distributions:
Dividends from net investment income                    (0.42)            (0.14)            (0.41)            (0.39)
Distributions in excess of net investment
  income                                                   --                --                --             (0.00)#
Distributions from net realized capital gains              --                --                --             (0.03)
Total dividends and distributions                       (0.42)            (0.14)            (0.41)            (0.42)
Net asset value, end of period                      $   10.18         $   10.21         $   10.36         $    9.53
Total return++                                           3.87%            (0.12)%           13.27%            (3.96)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $   2,182         $   2,845         $   3,136         $   2,774
Ratio of operating expenses to average net
  assets                                                 1.00%             1.00%+            1.07%(a)          1.05%(a)
Ratio of net investment income to average net
  assets                                                 4.09%             4.02%+            4.12%             3.90%
Portfolio turnover rate                                    34%               11%               64%               61%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                         1.34%             1.39%+            1.33%             1.28%
Net investment income per share without waivers
  and/or expense reimbursements                     $    0.38         $    0.13         $    0.39         $    0.37


                                                     PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.25
Net investment income                                   0.17
Net realized and unrealized gain/(loss) on
  investments                                           0.10
Net increase/(decrease) in net asset value from
  operations                                            0.27
Distributions:
Dividends from net investment income                   (0.17)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.17)
Net asset value, end of period                     $   10.35
Total return++                                          2.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   1,330
Ratio of operating expenses to average net
  assets                                                0.94%+
Ratio of net investment income to average net
  assets                                                3.93%+
Portfolio turnover rate                                   63%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.32%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.16

 * Nations Texas Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 22, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR             YEAR
INVESTOR B SHARES                                     ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period               $    9.49        $    9.70        $    8.39        $    9.78
Net investment income                                   0.40             0.13             0.43             0.44
Net realized and unrealized gain/(loss) on
  investments                                          (0.01)           (0.21)            1.31            (1.39)
Net increase/(decrease) in net asset value from
  operations                                            0.39            (0.08)            1.74            (0.95)
Dividends from net investment income                   (0.40)           (0.13)           (0.43)           (0.44)
Total dividends and distributions                      (0.40)           (0.13)           (0.43)           (0.44)
Net asset value, end of period                     $    9.48        $    9.49        $    9.70        $    8.39
Total return++                                          4.21%           (0.80)%          21.19%           (9.98)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  10,090        $  11,838        $  12,587        $  10,812
Ratio of operating expenses to average net
  assets                                                1.35%(a)         1.35%+           1.14%(a)         0.97%(a)
Ratio of net investment income to average net
  assets                                                4.24%            4.17%+           4.70%            4.77%
Portfolio turnover rate                                   52%               6%              50%             107%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.78%            1.86%+           1.80%            1.81%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.36        $    0.11        $    0.37        $    0.37


                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.00
Net investment income                                   0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.22)
Net increase/(decrease) in net asset value from
  operations                                           (0.18)
Dividends from net investment income                   (0.04)
Total dividends and distributions                      (0.04)
Net asset value, end of period                     $    9.78
Total return++                                         (1.82)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   6,154
Ratio of operating expenses to average net
  assets                                                0.70%+
Ratio of net investment income to average net
  assets                                                3.32%+
Portfolio turnover rate                                    5%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        2.05%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.03

  * Nations Texas Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                      YEAR           PERIOD           YEAR             YEAR             PERIOD
INVESTOR B SHARES                                    ENDED           ENDED           ENDED            ENDED             ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97      03/31/96(b)       11/30/95         11/30/94         11/30/93*

Operating performance:
Net asset value, beginning of period              $   10.69       $   10.83       $    9.94        $   10.99         $   10.83
Net investment income                                  0.46            0.15            0.46             0.45              0.21
Net realized and unrealized gain/(loss) on
  investments                                         (0.10)          (0.14)           0.89            (0.96)             0.16
Net increase/(decrease) in net asset value from
  operations                                           0.36            0.01            1.35            (0.51)             0.37
Distributions:
Dividends from net investment income                  (0.46)          (0.15)          (0.46)           (0.45)            (0.21)
Distributions from net realized capital gains            --              --           (0.00)#          (0.09)               --
Distributions in excess of net realized capital
  gains                                                  --              --              --            (0.00)#              --
Total dividends and distributions                     (0.46)          (0.15)          (0.46)           (0.54)            (0.21)
Net asset value, end of period                    $   10.59       $   10.69       $   10.83        $    9.94         $   10.99
Total return++                                         3.40%           0.10%          13.82%           (4.82)%            3.48%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $  10,516       $  11,926       $  12,163        $   9,690         $   5,249
Ratio of operating expenses to average net
  assets                                               1.00%(a)        1.00%+(a)       1.06%(a)         1.11%(a)          1.07%+
Ratio of net investment income to average net
  assets                                               4.29%           4.22%+          4.37%            4.26%             4.30%+
Portfolio turnover rate                                  20%              2%             22%              14%               26%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       1.24%           1.26%+          1.24%            1.23%             1.19%+
Net investment income per share without waivers
  and/or expense reimbursements                   $    0.44       $    0.14       $    0.44        $    0.43         $    0.20

  * Nations Virginia Intermediate Municipal Bond Fund Investor B Shares commenced operations on June 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
  # Amount represents less than $0.01 per share.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                      YEAR            PERIOD            YEAR             YEAR
INVESTOR B SHARES                                     ENDED            ENDED            ENDED            ENDED
  (FORMERLY INVESTOR N SHARES)                      03/31/97        03/31/96(b)       11/30/95         11/30/94

Operating performance:
Net asset value, beginning of period               $    9.38        $    9.62        $    8.29        $    9.77
Net investment income                                   0.41             0.14             0.44             0.44
Net realized and unrealized gain/(loss) on
  investments                                           0.02            (0.24)            1.33            (1.48)
Net increase/(decrease) in net asset value from
  operations                                            0.43            (0.10)            1.77            (1.04)
Dividends from net investment income                   (0.41)           (0.14)           (0.44)           (0.44)
Total dividends and distributions                      (0.41)           (0.14)           (0.44)           (0.44)
Net asset value, end of period                     $    9.40        $    9.38        $    9.62        $    8.29
Total return++                                          4.65%           (1.09)%          21.72%          (10.95)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $  13,972        $  15,938        $  16,489        $  12,738
Ratio of operating expenses to average net
  assets                                                1.35%            1.35%+           1.14%            0.96%
Ratio of operating expenses to average net
  assets including interest expense                         (a)          1.36%+               (a)              (a)
Ratio of net investment income to average net
  assets                                                4.35%            4.31%+           4.76%            4.77%
Portfolio turnover rate                                   37%               8%              16%              61%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.73%            1.82%+           1.79%            1.74%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.37        $    0.12        $    0.39        $    0.37

                                                      PERIOD
INVESTOR B SHARES                                     ENDED
  (FORMERLY INVESTOR N SHARES)                      11/30/93*

Operating performance:
Net asset value, beginning of period               $   10.00
Net investment income                                   0.04
Net realized and unrealized gain/(loss) on
  investments                                          (0.23)
Net increase/(decrease) in net asset value from
  operations                                           (0.19)
Dividends from net investment income                   (0.04)
Total dividends and distributions                      (0.04)
Net asset value, end of period                     $    9.77
Total return++                                         (1.93)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   6,580
Ratio of operating expenses to average net
  assets                                                0.70%+
Ratio of operating expenses to average net
  assets including interest expense                       --
Ratio of net investment income to average net
  assets                                                3.28%+
Portfolio turnover rate                                    0%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.90%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.03

  * Nations Virginia Municipal Bond Fund Investor B Shares commenced operations on October 21, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

Objectives

NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Municipal Income Fund is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SHORT-TERM MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND: Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Fed-eral income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA MUNICIPAL BOND FUND: Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS GEORGIA MUNICIPAL BOND FUND: Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND: Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS MARYLAND MUNICIPAL BOND FUND: Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND: Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND: Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND: Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TENNESSEE MUNICIPAL BOND FUND: Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND: Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TEXAS MUNICIPAL BOND FUND: Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS VIRGINIA MUNICIPAL BOND FUND: Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund, are sometimes collectively referred to as the "State Intermediate Municipal Bond Funds," and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund are sometimes collectively referred to as the "State Municipal Bond Funds."


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


How Objectives Are Pursued


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: In pursuing their objectives, the Funds will invest at least 80% of their total net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities"). To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.


Under normal market conditions, the average dollar-weighted maturity and duration of each of the Funds' portfolios are expected to be as follows: Nations Municipal Income Fund -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years; Nations Intermediate Municipal Bond
Fund -- average dollar-weighted maturity between three and 10 years and duration between five and six years; Nations Short-Term Municipal Income Fund -- average dollar-weighted maturity less than three years and duration between 1.25 and
2.75 years.

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
Municipal Securities will be rated investment grade at the time of purchase by at least one of the following nationally recognized statistical rating organizations: Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 80% of the total net assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in Municipal Securities. In addition, at least 80% of each Fund's total net assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities.

Under normal market conditions, the average dollar-weighted maturity and duration of each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds are expected to be as follows: State Intermediate Municipal Bond Funds -- average dollar-weighted maturity between three and 10 years and duration between five and six years; State Municipal Bond Funds -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years.


Each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes).


Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida imposes a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions Are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.

Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase.


GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Funds also may invest in instruments issued by certain trusts, partnerships or other special service issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Certain government securities that have variable or floating interest rates or demand, put or prepayment features or paydown schedules may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other investments in which the Funds may invest and the Funds' investment practices, see "Appendix A."

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Funds' investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


How Performance Is Shown

From time to time the Funds may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect the deduction of the CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of the CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor B Shares (formerly known as Investor N Shares), the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of a Fund's shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds. TradeStreet is wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Subject to the general supervision of the Trustees of Nations Fund Trust and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates: .50% of each of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and .60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.

For the services provided pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .07% of each Fund's average daily net assets.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Municipal Income Fund -- .29%, Nations Short-Term Municipal Income
Fund -- .06%, Nations Intermediate Municipal Bond Fund -- .19%, Nations Florida Intermediate Municipal Bond Fund -- .19%, Nations Georgia Intermediate Municipal Bond Fund -- .20%, Nations Maryland Intermediate Municipal Bond Fund -- .22%, Nations North Carolina Intermediate Municipal Bond Fund -- .18%, Nations

South Carolina Intermediate Municipal Bond Fund -- .21%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond Fund -- .16%, Nations Virginia Intermediate Municipal Bond Fund -- .26%, Nations Florida Municipal Bond Fund -- .27%, Nations Georgia Municipal Bond Fund -- .15%, Nations Maryland Municipal Bond Fund -- .08%, Nations North Carolina Municipal Bond Fund -- .26%, Nations South Carolina Municipal Bond Fund -- .20%, Nations Tennessee Municipal Bond Fund -- .03%, Nations Texas Municipal Bond Fund -- .17% and Nations Virginia Municipal Bond Fund -- .22%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Municipal Income Fund -- .07%, Nations Short-Term Municipal Income Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Florida Intermediate Municipal Bond Fund -- .07%, Nations Georgia Intermediate Municipal Bond
Fund -- .07%, Nations Maryland Intermediate Municipal Bond Fund -- .07%, Nations North Carolina Intermediate Municipal Bond Fund -- .07%, Nations South Carolina Intermediate Municipal Bond Fund -- .07%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond
Fund -- .07%, Nations Virginia Intermediate Municipal Bond Fund -- .07%, Nations Florida Municipal Bond Fund -- .07%, Nations Georgia Municipal Bond Fund --
 .07%, Nations Maryland Municipal Bond Fund -- .07%, Nations North Carolina Municipal Bond Fund -- .07%, Nations South Carolina Municipal Bond Fund -- .07%, Nations Tennessee Municipal Bond Fund -- .07%, Nations Texas Municipal Bond
Fund -- .07% and Nations Virginia Municipal Bond Fund -- .07%.

Michele M. Poirier is a Director, Municipal Fixed Income Management for TradeStreet and is Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been the Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Prior to assuming her position with TradeStreet, she was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.

Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been the Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Prior to assuming his position with TradeStreet, he was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.

Dawn Daggy-Mangerson is a Portfolio Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager of Nations

Short-Term Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Ms. Daggy-Mangerson has been Portfolio Manager of the Funds since April 1997. Prior to assuming her position with TradeStreet, she was a Portfolio Manager for Boatmen's Trust Company since 1995. Ms. Daggy-Mangerson has worked in the investment community since 1988. Her past experience also includes portfolio management and trading for Stein Roe Farnham, a large investment advisory firm. Ms. Daggy-Mangerson received a B.A. in Commerce and Finance from DePaul University.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreement's would be proposed or entered into with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Municipal Income
Fund -- .09%, Nations Short-Term Municipal Income Fund -- .09%, Nations Intermediate Municipal Bond Fund -- .09%, Nations Florida Intermediate Municipal Bond Fund -- .09%, Nations Georgia Intermediate Municipal Bond Fund -- .09%, Nations Maryland Intermediate Municipal Bond Fund -- .09%, Nations North Carolina Intermediate Municipal Bond Fund -- .09%, Nations South Carolina Intermediate Municipal Bond Fund -- .09%, Nations Tennessee Intermediate Municipal Bond Fund -- .09%, Nations Texas Intermediate Municipal Bond
Fund -- .09%, Nations Virginia Intermediate Municipal Bond Fund -- .09%, Nations Florida Municipal Bond Fund -- .09%, Nations Georgia Municipal Bond
Fund -- .09%, Nations Maryland Municipal Bond Fund -- .09%, Nations North Carolina Municipal Bond Fund -- .09%, Nations South Carolina Municipal Bond
Fund -- .09%, Nations Tennessee Municipal Bond

Fund -- .09%, Nations Texas Municipal Bond Fund -- .09% and Nations Virginia Municipal Bond Fund -- .09%.

NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of each Fund are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing And Distribution Plans."

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.

BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all the Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachuetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor B Shares (formerly known as Investor N Shares), are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor B Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.

Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.

Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. This Prospectus relates only to the Investor B Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

How To Buy Shares


The Funds have established various procedures for purchasing Investor B Shares in order to accommodate different types of investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). There is a minimum initial investment of $1,000. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Certain investors desiring to invest $1 million or more (including current holdings) in the Nations Funds Family may be eligible to purchase Investor A Shares. See "How To Redeem Shares."

Investor B Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor B Shares. Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor B Shares in a Fund which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor B Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings accounts at any bank which is a member of the Automated Clearing House to their Fund account. Transfers will occur on and/or about the 15th or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize requests in writing only. Shareholders may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

CONVERSION FEATURE: Except for Investor B Shares held by employee benefit plans, Investor B Shares purchased after July 31, 1997, that have been outstanding for the number of years set forth in the applicable schedule below will, at the end of the month in which the anniversary of such share purchase occurs, automatically convert to Investor A Shares.

Except for Investor B Shares held by employee benefit plans, Investor B Shares of Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Funds purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the sixth anniversary of such share purchase occurs.

Except for Investor B Shares held by employee benefit plans, Investor B Shares of Nations Municipal Income Fund and the State Municipal Bond Funds purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the ninth anniversary of such share purchase occurs.

Upon conversion, shareholders will receive Investor A Shares having a total dollar value equal to the total dollar value of their Investor B Shares, without the imposition of any sales charge or other charge. The operating expenses applicable to Investor A Shares, which are lower than those applicable to Investor B Shares, shall thereafter be applied to such newly converted shares. Shareholders holding converted shares will benefit from the lower annual operating expenses of Investor A Shares, which will have a positive effect on total returns. In each case, shareholders have the right to decline an automatic conversion by notifying their Agent or the Transfer Agent within 90 days before a conversion that they do not desire such conversion.

Reinvestments of dividends and distributions in Investor B Shares will be considered a new purchase for purposes of the conversion schedules set forth below. If a shareholder effects one or more exchanges among Investor B Shares of the Non-Money Market Funds of Nations Funds during such period, the holding period for shares so exchanged will be counted toward such period.

CONVERSION SCHEDULES

This conversion feature applies to Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds in the manner described by the schedule below:

Amount of Purchase             Year of Conversion
$0 -- $249,999                        6th
$250,000 -- $499,999                  6th
$500,000 -- $999,999                  5th

This conversion feature applies to Nations Municipal Income Fund and the State Municipal Bond Funds in the manner described by the schedule below:


Amount of Purchase             Year of Conversion
$0 -- $249,999                        9th
$250,000 -- $499,999                  6th
$500,000 -- $999,999                  5th


How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor B Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

RIGHTS OF ACCUMULATION: An investor may be entitled to a reduced CDSC or to purchase Investor A Shares through Rights of Accumulation. To qualify for a reduced CDSC or to purchase Investor A Shares, an investor must notify the Servicing Agent through which the Investor B Shares are or would be purchased, which in turn must notify Stephens or the Transfer Agent at the time of purchase. Reductions in CDSCs or the availability of Investor A Shares may be modified or terminated at any time and are subject to confirmation of an investor's holdings. An investor who has previously invested in the Nations Funds Family (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) may aggregate holdings in such shares with current purchases to determine the applicable CDSC schedule or the availability of Investor A Shares for current purchases. An investor's aggregate investment in the Nations Funds Family for this purpose is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A Shares, Investor B Shares or Investor C Shares that are already beneficially owned by the investor (excluding the Nations Funds money market and index funds, Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund).

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor B Shares purchased prior to January 1, 1996 and after July 31, 1997, may be subject to a CDSC if such shares are redeemed within the years designated in the applicable CDSC schedule set forth below. No CDSC is imposed on increases in net asset value above the initial purchase price, or shares acquired by reinvestment of distributions. Subject to the waivers described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

CDSC SCHEDULES

A CDSC is imposed at the following declining rates on Investor B Shares of Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds:

SHARES PURCHASED PRIOR TO JANUARY 1, 1996

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    4.0%
Second                                   3.0%
Third                                    3.0%
Fourth                                   2.0%
Fifth                                    2.0%
Sixth                                    1.0%
Seventh and thereafter                   None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $0 -- $499,999

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    3.0%
Second                                   2.0%
Third                                    1.0%
Fourth and thereafter                    None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $500,000 -- $999,999*

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    2.0%
Second                                   1.0%
Third and thereafter                     None

*Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.

A CDSC is imposed at the following declining rates on Investor B Shares of Nations Municipal Income Fund and the State Municipal Bond Funds:

SHARES PURCHASED PRIOR TO JANUARY 1, 1996

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    5.0%
Second                                   4.0%
Third                                    3.0%
Fourth                                   2.0%
Fifth                                    2.0%
Sixth                                    1.0%
Seventh and thereafter                   None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $0-$249,999

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    4.0%
Second                                   3.0%
Third                                    3.0%
Fourth                                   2.0%
Fifth                                    1.0%
Sixth and thereafter                     None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $250,000 -- $499,999

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    3.0%
Second                                   2.0%
Third                                    1.0%
Fourth and thereafter                    None

SHARES PURCHASED AFTER JULY 31, 1997 IN AMOUNT OF $500,000 -- $999,999*

                                       CDSC as a
                                 Percentage of Dollar
Year Since Purchase Made       Amount Subject to Charge
First                                    2.0%
Second                                   1.0%
Third and thereafter                     None

*Except as noted below, Investor B Shares are not available to purchasers desiring to invest $1 million or more, other than employee benefit plans whose initial investment is less than $1 million. Such employee benefit plans will continue to be subject to this CDSC schedule even after their aggregate holdings in the Nations Funds Family as described above reaches $1 million.

In determining whether a CDSC is payable on any redemption, a Fund will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.

The CDSC will be waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor B shares held in the account is less than the minimum account size, (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account, and (vi) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction. In addition, the CDSC will be waived on Investor B Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Selling Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Selling Agents not to exceed 4.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor B Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor B Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor B Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor B Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor B Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agents or by Nations Funds at any time.


How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor B Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of the Nations Short-Term Income Fund or Nations Short-Term Municipal

Income Fund, or Investor C Shares of a Nations Funds money market fund. Additionally, the exchange feature enables a shareholder of Investor B Shares of Nations Short-Term Municipal Income Fund to exchange such shares for Investor B Shares of Nations Short-Term Income Fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor B Shares that meets the requirements discussed in this section. If a shareholder acquires Investor B Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996 or after July 31, 1997) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor B Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor B Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor B Shares of a fund that charges a CDSC.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor B Shares exchanged must have a current value of at least $1,000. Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

Shareholder Servicing And
Distribution Plans


SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for services provided to their Customers that own Investor B Shares. Payments under the Funds' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor B Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor B Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreement. See the SAI for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, a Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares. Payments under the Funds' Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees, provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor B Shares.


The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing, and distributing prospectuses, sales literature and advertising materials; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies,
(ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and

Stephens. See the relevant SAI for more details on the Distribution Plan.


Nations Funds understands that Agents may charge fees to their Customers who own Investor B Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

How Dividends And Distributions Are
Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor B Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor B Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders who are not exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and of their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax exempt obligations which, if realized directly, would be exempt from such income taxes.

Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.


To the extent that dividends, if any, paid by the Funds to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax. Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below in the SAI.


Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes.

With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida imposes a tax upon intangible personal property which may apply to shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund held by residents of that state. Florida has issued a Technical Assistance Advisement indicating that shares in such Funds will not be subject to Florida's intangibles tax, subject to certain requirements which the Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of these Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax con-sequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations. Further tax information is contained in the SAI.

Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Each Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any

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
increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less

(unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Since each of the Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

The fourth most populous state, Florida, rated "Aa" by Moody's and "AA" by both S&P and Fitch, has been and continues to be a leading tourist and retiree destination. Florida's growing population and manageable debt load are just two of the factors that will help Florida remain a solid investment. Led by the service, construction and trade sectors, job growth in Florida has rebounded from the lows of 1991-1992 and is projected to be almost double the national average for 1996. Tourism was back in 1995 after it had suffered in the prior two years due to hurricane Andrew and a rash of violent crimes involving foreign tourists.


Georgia's state government is enjoying very robust fiscal health as evidenced by the ratings given to General Obligation Bonds issued on April 1, 1997, which were rated by Moody's as "Aaa," "AA+ with a positive outlook" by Standard & Poors, and "AAA" by Fitch. The Federal Reserve Bank of Atlanta predicts that 1997 will be a very good year for Georgia in terms of economic growth. However, a comparison to economic performance for the state in 1996 will be somewhat distorted because of the estimated $3 billion boost to the state economy from the 1996 Summer Olympic Games. The Olympic Games served to value-add to the basic strength of the Georgia economy, which is expected to continue to flourish in the near term by the expansion of existing business and by the continued in-migration of new business from around the United States and from around the world.

Maryland is one of the wealthiest states in the U.S. and has been rated "Aa" by Moody's, and "AA" by S&P, despite the contraction of government and defense related industries. Maryland's economic base is highly diversified with a lower than average dependence on manufacturing. Slow growth in Maryland is expected to continue, as government cutbacks and downsizing reduce the employment opportunities within the state. Debt ratios are moderate and, with Maryland ranked sixth in per capita income, it's no surprise that income taxes and highway use taxes provide the vast majority of support for general obligation debt. As defense cutbacks continue, Maryland's dependence on income taxes could depress growth within the state below national levels.

North Carolina, rated "Aaa" by Moody's, and "AAA" by both S&P and Fitch, has benefited from an inflow of people as well as businesses. This is due in part to North Carolina's affordable housing, above-average growth in per capita income and below-average cost of doing business. North Carolina's textile industry has begun to give way to the high-tech and financial sectors, as evidenced by the title of "Banking Center of the South." Consequently, high wage job growth has been expanding at a pace greater than national averages and is expected to continue to do so for the foreseeable future.

The dominance of the manufacturing sector has been both a positive and a negative for South Carolina. On the positive side, the expansion of manufacturing, specifically autos and related parts, has lessened the impact of the naval base closure in Charleston and provided a much needed infusion of new jobs. On the negative side, the cyclical nature of South Carolina's manufacturing economy has kept per capita income below national and regional levels. That said, South Carolina's low debt burden, strong security arrangements and lack of credit extension have led to an "Aaa" rating by Moody's, "AAA" rating by S&P and an "AAA" rating by Fitch, for the state. Combine this with a conservative plan of finance, and South Carolina looks to be in a very strong financial position, despite its reliance on the manufacturing sector.


Tennessee's very low debt burden, nearly exclusive use of general obligation debt and conservative financial policies all combine to give the state of Tennessee a "Aaa" rating by Moody's, "AA+" rating by S&P, and a "AAA" rating by Fitch. Tennessee's economy remains in a developing mode, as the state continues to shift its growth in manufacturing output to autos (Tennessee ranks third in the nation in automobile production) and related products from textiles. Tennessee relies on sales tax revenues as a main source of funds. This could prove to be a limiting factor were it not for Tennessee's strong pattern of job growth and growing population.


Texas has proven its ability to adapt and rebound to a changing economic environment, both within the state and abroad. Texas has also historically taken a conservative approach to financial management, as is reflected in the state's "Aa" rating by Moody's, "AA" rating by S&P, and "AA+" rating by Fitch. Although Texas has consistently led the U.S. in employment growth, unemployment in Texas is above the national average. This is due, in part, to the heavy migration into the state (in 1994 Texas replaced New York as the second most populous state). The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for future growth, such as knowledge-based services and manufacturing.

The state of Virginia has earned its "Aa2" rating by Moody's and "AA" rating by S&P and Fitch, by having a low relative tax rate, high per capita income and strong growth in service sector jobs. A very high share of Virginia's population is college educated, so it's no surprise that Virginia has the highest per capita income of any of the southern states. Virginia has experienced strong growth in the labor force and benefits from a low unemployment rate. Although it has a large exposure to defense and related industries, Virginia's prudent financial management and low debt burden should help to insulate it from any government cutbacks in those areas.

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.


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

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Appendix B -- Description Of Ratings

The following summarizes the highest four ratings used by S&P for corporate and municipal bonds, each of which denotes that the securities are investment grade.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay prin-cipal for debt in this category than for those in higher-rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest four ratings used by Moody's for corporate and municipal bonds, each of which denotes that the securities are investment grade.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


D&P uses the short-term debt ratings described above for commercial paper.

Fitch uses the short-term debt ratings described above for commercial paper.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR C SHARES
                                     AUGUST 1, 1997


This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of Nations Fund Trust and
Nations Fund, Inc., each an open-end management

investment company in the Nations Funds Family
("Nations Funds" or
"Nations Funds Family"). This Prospectus describes one class of shares of each Money Market
Fund -- Investor C Shares.

EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE.
INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET
ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor C Shares should consider before investing.

Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc. is contained in separate Statements of Additional
Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAIs dated August
1, 1997 are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


  NF-96139-897






                                                     Nations Prime
                                                     Fund
                                                     Nations Treasury
                                                     Fund
                                                     Nations Government
                                                     Money Market
                                                     Fund
                                                     Nations Tax
                                                     Exempt Fund

                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                            (Nations Funds Logo Appears Here)

                             Table  Of  Contents

About The                    Prospectus Summary                                3
   Funds
                             Expenses Summary                                  4

                             Financial Highlights                              5

                             Objectives                                        7

                             How Objectives Are Pursued                        8


                             How Performance Is Shown                         11


                             How The Funds Are Managed                        11


                             Organization And History                         15


About Your                   How To Buy Shares                                16
Investment
                             How To Redeem Shares                             17

                             How To Exchange Shares                           18

                             Shareholder Servicing Plan                       19


                             How The Funds Value Their Shares                 20


                             How Dividends And Distributions Are Made;
                             Tax Information                                  20


                             Appendix A -- Portfolio Securities               22



                             Appendix B -- Description Of Ratings             29



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

(Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

(Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

(Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

(Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."


(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR C SHARES
                                                                                                    Nations
                                                                                                  Government       Nations Tax
                                                                  Nations          Nations           Money           Exempt
SHAREHOLDER TRANSACTION EXPENSES                                Prime Fund      Treasury Fund     Market Fund         Fund

Sales Load Imposed on Purchases                                    None             None             None             None
Deferred Sales Charge                                              None             None             None             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees (After Fee Waivers)                                   .16%             .16%             .14%             .16%
Rule 12b-1 Fees                                                    None             None             None             None
Shareholder Servicing Fees                                            .25%             .25%             .25%             .25%
Other Expenses                                                        .14%             .14%             .16%             .14%
Total Operating Expenses (After Fee Waivers)                          .55%             .55%             .55%             .55%


EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                         Nations
                                                                Nations Prime    Nations Treasury   Government Money
                                                                    Fund               Fund            Market Fund

1 Year                                                             $ 6                $ 6                $ 6
3 Years                                                            $18                $18                $18
5 Years                                                            $31                $31                $31
10 Years                                                           $69                $69                $69

                                                                 Nations Tax
                                                                   Exempt
                                                                    Fund
1 Year                                                              $ 6
3 Years                                                             $18
5 Years                                                             $31
10 Years                                                            $69



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers, "Management Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20% and .59%, respectively; Nations Treasury Fund -- .20% and
 .59%, respectively; Nations Government Money Market Fund -- .40% and .81%, respectively; and Nations Tax Exempt Fund -- .40% and .79%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND


                                                        YEAR              PERIOD              YEAR              PERIOD
                                                        ENDED              ENDED              ENDED              ENDED
INVESTOR C SHARES                                     03/31/97          03/31/96(a)         05/31/95           05/31/94*
Operating performance:
Net asset value, beginning of period                  $    1.00          $    1.00          $    1.00          $    1.00
Net investment income                                    0.0495             0.0447             0.0493             0.0155
Dividends from net investment income                    (0.0495)           (0.0447)           (0.0493)           (0.0155)
Total dividends and distributions                       (0.0495)           (0.0447)           (0.0493)           (0.0155)
Net asset value, end of period                        $    1.00          $    1.00          $    1.00          $    1.00
Total return++                                             5.05%              4.57%              5.03%              1.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  93,678          $  74,822          $  53,451          $   1,481
Ratio of operating expenses to average net
  assets                                                   0.55%              0.55%+             0.56%              0.55%+
Ratio of net investment income to average net
  assets                                                   4.96%              5.37%+             4.97%              2.95%+
Ratio of operating expenses to average net
  assets without waivers and/or reimbursements             0.60%              0.62%+             0.64%              0.62%+
Net investment income per share without waivers
  and/or reimbursements                               $  0.0491          $  0.0442          $  0.0485          $  0.0151


 * Nations Prime Fund Investor C Shares commenced operations on November 26,
   1993.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND


                                                                      YEAR          PERIOD          YEAR          PERIOD
                                                                      ENDED          ENDED          ENDED          ENDED
INVESTOR C SHARES                                                   03/31/97      03/31/96(a)     05/31/95       05/31/94*
Operating performance:
Net asset value, beginning of period                                $    1.00      $    1.00      $    1.00      $    1.00
Net investment income                                                  0.0484         0.0437         0.0468         0.0019
Dividends from net investment income                                  (0.0484)       (0.0437)       (0.0468)       (0.0019)
Distributions from net realized capital gains                              --        (0.0000)#      (0.0000)#           --
Total dividends and distributions                                     (0.0484)       (0.0437)       (0.0468)       (0.0019)
Net asset value, end of period                                      $    1.00      $    1.00      $    1.00      $    1.00
Total return++                                                           4.96%          4.46%          4.76%          0.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $  13,868      $   8,783      $   6,373      $     191
Ratio of operating expenses to average net assets                        0.55%          0.55%+         0.56%          0.55%+
Ratio of net investment income to average net assets                     4.84%          5.27%+         4.73%          2.72%+
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                                  0.60%          0.62%+         0.61%          0.61%+
Net investment income per share without waivers and/or expense
  reimbursements                                                    $  0.0479      $  0.0432      $  0.0463      $  0.0019


 * Nations Treasury Fund Investor C Shares commenced operations on May 11, 1994. + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.0001.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

NATIONS GOVERNMENT MONEY MARKET FUND


                                                                      YEAR          PERIOD          YEAR          PERIOD
                                                                      ENDED          ENDED          ENDED          ENDED
INVESTOR C SHARES                                                   03/31/97      03/31/96(a)     11/30/95       11/30/94*
Operating performance:
Net asset value, beginning of period                                $    1.00      $    1.00      $    1.00      $    1.00
Net investment income                                                  0.0478         0.0165         0.0532         0.0290
Distributions:
Dividends from net investment income                                  (0.0478)       (0.0165)       (0.0532)       (0.0290)
Distributions from net realized capital gains                              --             --             --        (0.0000)#
Total dividends and distributions                                     (0.0478)       (0.0165)       (0.0532)       (0.0290)
Net asset value, end of period                                      $    1.00      $    1.00      $    1.00      $    1.00
Total return++                                                           4.93%          1.66%          5.44%          2.94%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   2,142      $   1,731      $   4,414      $     476
Ratio of operating expenses to average net assets                        0.55%          0.55%+         0.55%          0.55%+
Ratio of net investment income to average net assets                     4.78%          4.95%+         5.33%          3.54%+
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                                  0.82%          0.84%+         0.82%          0.84%+
Net investment income per share without waivers and/or expense
  reimbursements                                                    $  0.0451      $  0.0155      $  0.0505      $  0.0268


 * Nations Government Money Market Fund Investor C Shares commenced operations on March 21, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.0001 per share.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TAX EXEMPT FUND


                                                        YEAR              PERIOD              YEAR              PERIOD
                                                        ENDED              ENDED              ENDED              ENDED
INVESTOR C SHARES                                     03/31/97          03/31/96(a)         11/30/95           11/30/94*
Operating performance:
Net asset value, beginning of period                  $    1.00          $    1.00          $    1.00          $    1.00
Net investment income                                    0.0311             0.0107             0.0346             0.0203
Dividends from net investment income                    (0.0311)           (0.0107)           (0.0346)           (0.0203)
Total dividends and distributions                       (0.0311)           (0.0107)           (0.0346)           (0.0203)
Net asset value, end of period                        $    1.00          $    1.00          $    1.00          $    1.00
Total return++                                             3.15%              1.07%              3.52%              2.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  62,761          $  66,743          $  41,409          $  25,704
Ratio of operating expenses to average net
  assets                                                   0.45%              0.45%+             0.45%              0.42%+
Ratio of net investment income to average net
  assets                                                   3.10%              3.20%+             3.47%              2.44%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                           0.70%              0.73%+             0.72%              0.74%+
Net investment income per share without waivers
  and/or expense reimbursements                       $  0.0285          $  0.0098          $  0.0320          $  0.0177


 * Nations Tax Exempt Fund Investor C Shares commenced operations on March 7, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."



INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's SAI.


Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S.

Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds
Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks which, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown

From time to time the Funds may advertise the yield and effective yield on a class of shares and Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A, Investor B and Daily Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or the investor's Servicing Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of thre following Funds' average daily net assets:
Nations Government Money Market Fund -- .14% and Nations Tax Exempt
Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16% and Nations Treasury Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Prime Fund -- .055% and Nations Treasury Fund -- .055%.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.

Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.

Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to
 .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .09% and Nations Tax Exempt Fund -- .09%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09% and Nations Treasury Fund -- .09%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank is entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to servicing agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing Plan."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for each Fund's Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares are deducted from accrued income before dividends are declared. The respective Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific expenses and also bear certain additional shareholder service costs. Any general expenses of

Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. This Prospectus relates only to the Investor C Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the 1940 Act requires voting by fund.




As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the

Investor C Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Stephens ("Servicing Agents").


There is a minimum initial investment of $1,000 for each recordholder.



Investors exchanging Investor B Shares of a non-money market fund of the Nations Funds Family for Investor C Shares of the Money Market Funds and investors who have entered into managed account arrangements with a Servicing Agent are eligible to invest in Investor C Shares of the Funds. Under a managed account arrangement investors would be provided with some or all of the following types of services or features: automated investment of excess account cash balances; debit cards; checking privileges; direct deposit; automatic bill payment; federal funds transfer; travelers checks; charge card protection; and periodic summary account statements.

Investor C Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

Servicing Agents will perform various shareholder services for their customers ("Customers") who from time to time own of record or beneficially Investor C Shares. From time to time the Servicing Agents and the Funds may agree to voluntarily reduce the fees payable for shareholder services. See "Shareholder Servicing Plan."


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Servicing Agent transmitting the order, and any funds received will be returned promptly to the sending Servicing Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor C Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

The Servicing Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize requests in writing only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Servicing Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Servicing Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.



Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Servicing Agents. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.



Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Servicing Agent pursuant to arrangements between the Servicing Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


   How To Exchange Shares


SHARES PURCHASED DIRECTLY THROUGH A SERVICING AGENT: Investor C Shares of a Money Market Fund purchased directly through a Servicing Agent may not be exchanged for shares of another fund of Nations Funds.



SHARES ACQUIRED THROUGH AN EXCHANGE: The exchange feature enables a shareholder who acquires Investor C Shares of a Money Market Fund through an exchange of Investor B Shares of a non-money market fund or a permissible exchange of Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund to re-exchange such shares for Investor C Shares of another Money Market Fund, Investor B Shares of any non-money market fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) or for Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. A re-exchange of Investor C Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.



If a shareholder acquires Investor C Shares of a Money Market Fund through an exchange, the acquired shares (and any other Investor A or Investor C Shares acquired through a re-exchange of such shares) will remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the original Investor B Shares purchased.


The holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue as long as the investor holds Investor C Shares of a Money Market Fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor B Shares of a non-money market fund that charges a CDSC.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


Investor C Shares may be exchanged by directing a request directly to the Servicing Agent through which the original Investor C Shares were acquired or in some cases to Stephens or the Transfer Agent. Your exchange feature may be governed by your account agreement with your Servicing Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Servicing Agent through which the original shares were purchased. Investors should consult their Servicing Agent or Stephens for further information regarding exchanges.

   Shareholder Servicing Plan


The Directors and Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to Investor C Shares of each Fund. Pursuant to the Servicing Plan, a Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Funds for certain shareholder support services that are provided by the Servicing Agents. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed .25% of the average daily net asset value of a Fund's Investor C Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor C Shares; providing sub-accounting with respect to Investor C Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor C
Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.



Nations Funds understands that Servicing Agents may charge fees to their Customers who are the owners of Investor C Shares for addi-tional services provided in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by Servicing Agents under a Servicing Agreement with Nations Funds. The Servicing Agreements require Servicing Agents to disclose to their Customers any compensation payable to the Servicing Agents by Nations Funds and any other compensation payable by Customers in connection with the investment of their assets in Investor C Shares. Customers should read this Prospectus in light of the terms governing their accounts with their Servicing Agents.



Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.


   How The Funds Value Their Shares

The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets of each Money Market Fund are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.


   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Investor C Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor C Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Servicing Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor C Shares will be reduced by the amount of shareholder servicing fees paid to Servicing Agents and by the amount of retail transfer agency fees payable to the Transfer Agent applicable to Investor C Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account is generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the related SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might requre the untimely disposition of securities.

Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


FOREIGN SECURITIES: Foreign securities include debt obligations (dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of inter-est on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a

"when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in Municipal Securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all out-standing loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. The Funds will invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued", "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest three ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


The following summarizes the two highest rating categories used by Fitch for short-term obligations:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

  AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

  AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

  A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

Prospectus


                               INVESTOR C SHARES
                                 AUGUST 1, 1997



This Prospectus describes NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND AND
NATIONS DISCIPLINED EQUITY FUND (the "Funds") of
Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc. is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Funds at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.



NF-96140-897

GROWTH AND INCOME FUNDS:

Nations Value Fund

Nations Equity Income Fund

Nations Balanced Assets
Fund

GROWTH FUNDS:

Nations Capital Growth Fund

Nations Emerging Growth
Fund


Nations Small Company
Growth Fund


Nations Disciplined Equity
Fund

For Fund information call:
1-800-321-7854

Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255

(Nations Funds logo appears here)


NF-96140-897

                             Table  Of  Contents

About The                    Prospectus Summary                                3
Funds
                             Expenses Summary                                  5


                             Financial Highlights                              6

                             Objectives                                       12

                             How Objectives Are Pursued                       13

                             How Performance Is Shown                         20

                             How The Funds Are Managed                        21

                             Organization And History                         25


About Your                   How To Buy Shares                                27
Investment
                             How To Redeem Shares                             29

                             How To Exchange Shares                           30

                             Shareholder Servicing And Distribution Plans     32

                             How The Funds Value Their Shares                 33

                             How Dividends And Distributions Are Made;
                             Tax Information                                  33

                             Appendix A -- Portfolio Securities               35

                             Appendix B -- Description Of Ratings             43


                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

         (Bullet) Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

         (Bullet) Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

         (Bullet) Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

         (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

         (Bullet) Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Nations Balanced Assets Fund and Nations Emerging Growth Fund declare and pay dividends from net investment income each calendar quarter. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index (as defined below) and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction-Individual Retirement Accounts. Minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                        Nations          Nations          Nations          Nations
                                       Nations          Equity          Balanced          Capital      Emerging Growth
INVESTOR C SHARES                    Value Fund       Income Fund      Assets Fund      Growth Fund         Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases            None             None             None             None             None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)(1)                  None             None             None             None             None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)

Management Fees (After Fee
  Waivers)                                 .75%             .67%             .75%             .75%             .75%
Rule 12b-1 Fees                            .75%             .75%             .75%             .75%             .75%
Shareholder Servicing Fees                 .25%             .25%             .25%             .25%             .25%
Other Expenses                             .19%             .22%             .25%             .21%             .23%
Total Operating Expenses (After
  Fee Waivers)                            1.94%            1.89%            2.00%            1.96%            1.98%

                                    Nations Small       Nations
                                   Company Growth     Disciplined
INVESTOR C SHARES                       Fund          Equity Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases            None             None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)(1)                  None             None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees (After Fee
  Waivers)                                 .75%             .75%
Rule 12b-1 Fees                            .75%             .75%
Shareholder Servicing Fees                 .25%             .25%
Other Expenses                             .20%             .25%
Total Operating Expenses (After
  Fee Waivers)                            1.95%            2.00%



(1)Investor C Shares purchased prior to August 1, 1997 will continue to be subject to the .50% Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                              Nations            Nations            Nations            Nations
                           Nations            Equity            Balanced        Capital Growth     Emerging Growth
                         Value Fund         Income Fund        Assets Fund           Fund               Fund

1 Year                    $      20          $      19          $      20          $      20          $      20
3 Years                   $      61          $      59          $      63          $      62          $      62
5 Years                   $     105          $     102          $     108          $     106          $     107
10 Years                  $     226          $     221          $     233          $     229          $     231

                        Nations Small         Nations
                       Company Growth       Disciplined
                            Fund            Equity Fund
1 Year                    $      20          $      20
3 Years                   $      61          $      63
5 Years                   $     105          $     108
10 Years                  $     227          $     233



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."



Absent fee waivers, "Management Fees" and "Total Operating Expenses," for Investor C Shares of Nations Small Company Growth Fund would have been 1.00% and 2.20%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Investor C Shares of Nations Small Company Growth Fund are not provided below because such Fund's share class had not yet commenced operation during the period indicated below.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                                           YEAR            PERIOD            YEAR              YEAR             YEAR
                                           ENDED           ENDED            ENDED             ENDED             ENDED
INVESTOR C SHARES                        03/31/97       03/31/96(a)        11/30/95          11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period   $   16.50        $   16.09        $   12.90         $   13.64          $   12.41
Net investment income                       0.17             0.04             0.13              0.12               0.13
Net realized and unrealized
  gain/(loss) on investments                2.68             1.05             3.88             (0.22)              1.32
Net increase/(decrease) in net asset
  value from operations                     2.85             1.09             4.01             (0.10)              1.45
Distributions:
Dividends from net investment income       (0.18)           (0.06)           (0.15)            (0.10)             (0.13)
Distributions from net realized
  capital gains                            (1.42)           (0.62)           (0.67)            (0.54)             (0.09)
Total dividends and distributions          (1.60)           (0.68)           (0.82)            (0.64)             (0.22)
Net asset value, end of period         $   17.75        $   16.50        $   16.09         $   12.90          $   13.64
Total return++                             17.51%            6.99%           33.15%            (0.92)%            11.85%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $   6,519        $   4,633        $   4,185         $   2,983          $   2,997
Ratio of operating expenses to
  average net assets                        1.47%(c)         1.58%+           1.94%             1.93%              1.96%
Ratio of net investment income to
  average net assets                        1.01%            0.68%+           0.90%             0.85%              0.98%
Portfolio turnover rate                       47%              12%              63%               75%                64%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             1.47%(c)         1.58%+           1.94%             1.93%              1.97%
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.17(c)     $    0.04        $    0.13         $    0.12          $    0.13
Average commission rate paid (b)       $  0.0649        $  0.0648              N/A               N/A                N/A

                                           PERIOD
                                           ENDED
INVESTOR C SHARES                        11/30/92*
Operating performance:
Net asset value, beginning of period   $   11.63
Net investment income                       0.07
Net realized and unrealized
  gain/(loss) on investments                0.78
Net increase/(decrease) in net asset
  value from operations                     0.85
Distributions:
Dividends from net investment income      (0.07)
Distributions from net realized
  capital gains                               --
Total dividends and distributions         (0.07)
Net asset value, end of period         $   12.41
Total return++                              7.33%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $   1,286
Ratio of operating expenses to
  average net assets                        1.98%+
Ratio of net investment income to
  average net assets                        1.22%+
Portfolio turnover rate                       60%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             1.98%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.07
Average commission rate paid (b)             N/A


  * Nations Value Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Average commission rate paid per share of securities purchased and sold by the Fund.


 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                                 YEAR             PERIOD             YEAR               YEAR
                                                 ENDED            ENDED              ENDED              ENDED
INVESTOR C SHARES                              03/31/97        03/31/96(a)         05/31/95           05/31/94
Operating performance:
Net asset value, beginning of period           $   13.19       $   11.83         $   11.47            $   12.04
Net investment income                               0.33            0.21              0.32                 0.28
Net realized and unrealized gain on
  investments                                       1.59            1.78              1.08                 0.21
Net increase in net asset value from
  operations                                        1.92            1.99              1.40                 0.49
Distributions:
Dividends from net investment income               (0.35)          (0.26)            (0.31)               (0.25)
Distributions from net realized capital
  gains                                            (2.41)          (0.37)            (0.73)               (0.81)
Total dividends and distributions                  (2.76)          (0.63)            (1.04)               (1.06)
Net asset value, end of period                 $   12.35       $   13.19         $   11.83            $   11.47
Total return++                                     15.01%          17.20%            13.49%                3.96%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)           $   5,007       $   4,612         $   4,278            $   4,221
Ratio of operating expenses to average net
  assets                                            1.41%(c)        1.75%+            1.92%                1.94%
Ratio of net investment income to average
  net assets                                        2.59%           1.99%+            2.75%                2.41%
Portfolio turnover rate                              102%             59%              158%                 116%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    1.41%(c)        1.75%+            1.93%                1.95%
Net investment income per share without
  waivers and/or expense reimbursements        $    0.33(c)    $    0.21         $    0.32            $    0.28
Average commission rate paid (b)               $  0.0609       $  0.0287               N/A                  N/A

                                                 PERIOD
                                                  ENDED
INVESTOR C SHARES                               05/31/93*
Operating performance:
Net asset value, beginning of period          $   11.13
Net investment income                              0.32
Net realized and unrealized gain on
  investments                                      1.32
Net increase in net asset value from
  operations                                       1.64
Distributions:
Dividends from net investment income              (0.28)
Distributions from net realized capital
  gains                                           (0.45)
Total dividends and distributions                 (0.73)
Net asset value, end of period                $   12.04
Total return++                                    15.31%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $   4,377
Ratio of operating expenses to average net
  assets                                           1.92%+
Ratio of net investment income to average
  net assets                                       2.37%+
Portfolio turnover rate                              55%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   2.04%+
Net investment income per share without
  waivers and/or expense reimbursements       $    0.31
Average commission rate paid (b)                    N/A


  * Nations Equity Income Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                           YEAR            PERIOD            YEAR             YEAR             YEAR
                                           ENDED           ENDED            ENDED             ENDED            ENDED
INVESTOR C SHARES                        03/31/97       03/31/96(a)        11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period   $   11.60        $   12.61        $   10.38          $   10.82        $   10.23
Net investment income                       0.33             0.09             0.26               0.14             0.23
Net realized and unrealized
  gain/(loss) on investments                1.02             0.45             2.21              (0.43)            0.59
Net increase/(decrease) in net asset
  value from operations                     1.35             0.54             2.47              (0.29)            0.82
Distributions:
Dividends from net investment income       (0.33)           (0.14)           (0.22)             (0.15)           (0.23)
Distributions from net realized
  capital gains                            (1.54)           (1.41)           (0.02)                --               --
Total dividends and distributions          (1.87)           (1.55)           (0.24)             (0.15)           (0.23)
Net asset value, end of period         $   11.08        $   11.60        $   12.61          $   10.38        $   10.82
Total return++                             11.85%            4.71%           24.03%             (2.72)%           8.06%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $   1,396        $   1,187        $     992          $     951        $   1,196
Ratio of operating expenses to
  average net assets                        1.50%(c)         1.62%+           1.99%              1.98%            1.90%
Ratio of net investment income to
  average net assets                        2.81%            2.29%+           2.25%              1.31%            1.82%
Portfolio turnover rate                      264%              83%             174%               156%              50%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             1.50%(c)         1.62%+           1.99%              1.99%            1.97%
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.33(c)     $    0.09        $    0.26          $    0.14        $    0.22
Average commission rate paid (b)       $  0.0563        $  0.0598              N/A                N/A              N/A


                                           PERIOD
                                           ENDED
INVESTOR C SHARES                        11/30/92*
Operating performance:
Net asset value, beginning of period   $   10.00
Net investment income                       0.01
Net realized and unrealized
  gain/(loss) on investments                0.22#
Net increase/(decrease) in net asset
  value from operations                     0.23
Distributions:
Dividends from net investment income          --
Distributions from net realized
  capital gains                               --
Total dividends and distributions             --
Net asset value, end of period         $   10.23
Total return++                              2.30%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $     156
Ratio of operating expenses to
  average net assets                        1.30%+
Ratio of net investment income to
  average net assets                        2.85%+
Portfolio turnover rate                       79%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             2.05%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.01
Average commission rate paid (b)             N/A



  * Nations Balanced Assets Fund Investor C Shares commenced operations on
    October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
  (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
  (b) Average commission rate paid per share of securities purchased and sold by the Fund.

  (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.


                                                                               9

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND


                                           YEAR            PERIOD            YEAR             YEAR             YEAR
                                           ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR C SHARES                       03/31/97##       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period   $   13.26         $   14.09        $   11.14         $   11.01        $   10.67
Net investment income/(loss)               (0.01)             0.00(b)         (0.03)            (0.02)           (0.00)(b)
Net realized and unrealized gain on
  investments                               1.64              0.36             3.24              0.15             0.38
Net increase in net asset value from
  operations                                1.63              0.36             3.21              0.13             0.38
Distributions:
Dividends from net investment income          --                --               --                --            (0.03)
Distributions from net realized
  capital gains                            (3.39)            (1.19)           (0.26)            (0.00)(b)        (0.01)
Total dividends and distributions          (3.39)            (1.19)           (0.26)            (0.00)(b)        (0.04)
Net asset value, end of period         $   11.50         $   13.26        $   14.09         $   11.14        $   11.01
Total return++                             11.39%             2.86%           29.61%             1.22%            3.61%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $   5,752         $   3,655        $   3,322         $   2,394        $   2,919
Ratio of operating expenses to
  average net assets                        1.46%(d)          1.58%+           1.98%             1.90%            1.80%
Ratio of net investment
  income/(loss) to average net
  assets                                   (0.11)%           (0.24)%+         (0.29)%           (0.15)%          (0.16)%
Portfolio turnover rate                       75%               25%              80%               56%              81%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             1.46%             1.58%+           1.98%             1.91%            1.89%
Net investment income/(loss) per
  share without waivers and/or
  expense reimbursements               $   (0.01)        $    0.00(b)     $   (0.03)        $   (0.02)       $    0.00(b)
Average commission rate paid (c)       $  0.0604         $  0.0632              N/A               N/A              N/A


                                          PERIOD
                                           ENDED
INVESTOR C SHARES                        11/30/92*
Operating performance:
Net asset value, beginning of period   $   10.00
Net investment income/(loss)               (0.00)(b)
Net realized and unrealized gain on
  investments                               0.67#
Net increase in net asset value from
  operations                                0.67
Distributions:
Dividends from net investment income          --
Distributions from net realized
  capital gains                               --
Total dividends and distributions          (0.00)(b)
Net asset value, end of period         $   10.67
Total return++                              6.70%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $     406
Ratio of operating expenses to
  average net assets                        1.30%+
Ratio of net investment
  income/(loss) to average net
  assets                                    0.33%+
Portfolio turnover rate                        7%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             2.05%+
Net investment income/(loss) per
  share without waivers and/or
  expense reimbursements               $    0.00(b)
Average commission rate paid (c)             N/A



  * Nations Capital Growth Fund Investor C Shares commenced operations on
    October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

## Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Amount represents less than $0.01 per share.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.


10

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND


                                                  YEAR            PERIOD             YEAR               YEAR
                                                 ENDED             ENDED             ENDED              ENDED
INVESTOR C SHARES                              03/31/97##      03/31/96##(a)       11/30/95          11/30/94##
Operating performance:
Net asset value, beginning of period         $   13.56           $   13.87         $   11.20          $   10.78
Net investment income/(loss)                     (0.10)              (0.03)            (0.08)             (0.14)
Net realized and unrealized gain on
  investments                                     0.19                1.22              3.15               0.70
Net increase in net asset value from
  operations                                      0.09                1.19              3.07               0.56
Distributions:
Distributions from net realized capital
  gains                                          (1.34)              (1.50)            (0.40)             (0.14)
Total dividends and distributions                (1.34)              (1.50)            (0.40)             (0.14)
Net asset value, end of period               $   12.31           $   13.56         $   13.87          $   11.20
Total return++                                   (0.04)%              9.64%            28.67%              5.19%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $   1,437           $     936         $     805          $     542
Ratio of operating expenses to average net
  assets                                          1.48%(d)            1.61%+            1.98%              2.01%
Ratio of net investment income/(loss) to
  average net assets                             (0.76)%             (0.68)%+          (0.92)%            (1.29)%
Portfolio turnover rate                             93%                 39%              139%               129%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.48%(d)            1.61%+            1.98%              2.01%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                             $   (0.10)(d)       $   (0.03)        $   (0.08)         $   (0.12)
Average commission rate paid (b)             $  0.0562           $  0.0599               N/A                N/A


                                                 PERIOD
                                                  ENDED
INVESTOR C SHARES                               11/30/93*
Operating performance:
Net asset value, beginning of period            $    9.89
Net investment income/(loss)                        (0.09)
Net realized and unrealized gain on
  investments                                        0.98
Net increase in net asset value from
  operations                                         0.89
Distributions:
Distributions from net realized capital
  gains                                                --
Total dividends and distributions                      --
Net asset value, end of period                  $   10.78
Total return++                                       9.00%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $     469
Ratio of operating expenses to average net
  assets                                             1.80%+
Ratio of net investment income/(loss) to
  average net assets                                (1.15)%+
Portfolio turnover rate                               159%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     2.01%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                $   (0.11)
Average commission rate paid (b)                      N/A



  * Nations Emerging Growth Fund Investor C Shares commenced operations on
    December 18, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.

 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.


                                                                              11

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND



                                                                                YEAR            PERIOD            PERIOD
                                                                               ENDED             ENDED             ENDED
INVESTOR C SHARES                                                             03/31/97        03/31/96(a)        11/30/95*
Operating performance:
Net asset value, beginning of period                                       $   17.10           $   16.97         $   14.08
Net investment income/(loss)                                                    0.04                0.01             (0.00)(b)
Net realized and unrealized gain on investments                                 2.79                0.35              2.92
Net increase in net asset value from operations                                 2.83                0.36              2.92
Distributions:
Dividends from net investment income                                           (0.01)                 --             (0.03)
Distributions from net realized capital gains                                  (1.51)              (0.23)               --
Return of capital                                                                 --                  --                --
Total dividends and distributions                                              (1.52)              (0.23)            (0.03)
Net asset value, end of period                                             $   18.41           $   17.10         $   16.97
Total return++                                                                 16.45%               2.19%            20.78%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $     446           $     283         $     322
Ratio of operating expenses to average net assets                               1.54%(d)            1.65%+            2.30%+
Ratio of net investment income/(loss) to average net assets                     0.20%               0.19%+           (0.15)%+
Portfolio turnover rate                                                          120%                 47%              124%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        1.54%               1.65%+            2.30%+
Net investment income/(loss) per share without waivers and/or expense
  reimbursements                                                           $    0.04           $    0.01         $   (0.00)(b)
Average commission rate paid (c)                                           $  0.0377           $  0.0627               N/A


 * Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.


Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

NATIONS EQUITY INCOME FUND: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


How Objectives Are Pursued

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index (1) ("S&P 500 Index") with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.


New purchases for the Fund will generally be made in equity securities that:

(Bullet) are income producing;
(Bullet) appear undervalued relative to the S&P 500 Index on a risk adjusted basis; and
(Bullet) have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.


In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes

(1) "Standard & Poor's 500" is a registered service mark of S&P.

referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

GROWTH FUNDS:

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above-average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index; (Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


NATIONS EMERGING GROWTH FUND: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.


In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.


The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World Bank), and money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.


In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. Nations Balanced Assets Fund also may engage in reverse repurchase agreements and dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund may invest in real estate investment trust securities.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."


PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rates, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.



RISK CONSIDERATIONS: Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


4. Nations Small Company Growth Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor B Shares (formerly Investor N shares). Each class of shares may bear different sales charges, shareholder servicing fees, and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected.



Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of their Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and
 .75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's, Nations Small Company Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; and .20% of Nations Equity Income Fund's average daily net assets.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75% and Nations Balanced Assets Fund -- .75%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at .67% of Nations Equity Income Fund's average daily net assets.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the rate of .75% of Nations Small Company Growth Fund's (formerly the Pilot Small Capitalization Equity Fund) average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth
Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Balanced Assets Fund -- .25% and Nations Equity Income Fund -- .20%.



Sharon M. Herrmann is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been Portfolio Manager for Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Philip J. Sanders is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position at TradeStreet, he was

Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.


Julie L. Hale is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeadeau has been Portfolio Manager of the Funds since June 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an AB in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.



Jeffery C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been the Portfolio Manager of Nations Disciplined Equity Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. Past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10% and Nations Balanced Assets
Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Equity Income Fund --
 .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all the Funds. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.


Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations Life Goal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. This Prospectus relates only to the Investor C Shares of Nations

Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates to the Investor C Shares of Nations Equity Income Fund and Nations Small Company Growth Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

How To Buy Shares


The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for "IRA" investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Account ("SAR-IRAs"), or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."

From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor C Shares purchased prior to August 1, 1997 may be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Funds may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.



REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Daily Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section. If a shareholder acquired Investor C Shares of a Nations Funds non-money market fund or Daily Shares of a Nations Funds money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares. Additionally, when an investor exchanges Investor C Shares of a Nations Funds non-money market fund for shares of the same class of another non-money market fund or Daily Shares of any money market fund of Nations Funds, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.


AUTOMATIC EXCHANGE FEATURE: Under the Fund's Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent or Nations Funds.

Shareholder Servicing And Distribution
Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors, provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.


The Trustees and Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor C Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.



Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed .75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

How Dividends And Distributions Are
Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Value Fund and Nations Small Company Growth Fund. Nations Balanced Assets Fund and Nations Emerging Growth Fund distribute any net investment income each calendar quarter. The Funds distribute any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor C Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligi-ble for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. A dividend or distribution on newly purchased shares would therefore represent, in substance, a return of capital. However, such dividend or distribution would nevertheless be taxable. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)

Corporate investors in the Funds may be entitled to the dividends-received deduction on all or a portion of such Funds' dividends to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.



Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.



BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.



Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.



Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Nations Equity Income Fund may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities, and the Fund's ability to dispose of these lower-rated bonds.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are consid-ered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.



OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all out-standing loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Each Fund may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in busi-ness, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus of minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                      (THIS PAGE LEFT BLANK INTENTIONALLY)

Prospectus


                                  INVESTOR C SHARES
                                     AUGUST 1, 1997



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations
Fund Trust, an open-end management investment company in the Nations Funds Family ("Nations
Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Tax-Exempt
Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI dated August
1, 1997 is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

TAX-EXEMPT FUNDS
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate
  Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate
  Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal
  Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal
  Bond Fund
Nations Texas Intermediate
  Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate
  Municipal Bond Fund
Nations Virginia Municipal
  Bond Fund



                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     NATIONS
                                                       FUNDS

  NF-96141-897

                             Table  Of  Contents

About The Funds


                             Prospectus Summary                                3

                             Expenses Summary                                  6


                             Financial Highlights                             11



                             Objectives                                       29



                             How Objectives Are Pursued                       31



                             How Performance Is Shown                         35



                             How the Funds Are Managed                        36



                             Organization And History                         40



About Your
Investment



                             How To Buy Shares                                41



                             How To Redeem Shares                             42


                             How To Exchange Shares                           44


                             Shareholder Servicing And Distribution Plans     45



                             How The Funds Value Their Shares                 46


                             How Dividends And Distributions Are Made;
                             Tax Information                                  47


                             Appendix A -- Portfolio Securities               48



                             Appendix B -- Description Of Ratings             55



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

         (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's investment objective to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal Income Tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Texas Intermediate Municipal Bond Fund's investment objective is to to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."

(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."

(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         $100 minimum subsequent investment (except for investments pursuant to the Systematic Investment Plan). See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in a Fund. The following tables summarize shareholder transaction and operating expenses for the Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of a Fund over specified periods.

INVESTOR C SHARES

                               Nations          Nations                       Nations Florida                   Nations Georgia
SHAREHOLDER                  Short-Term      Intermediate        Nations       Intermediate    Nations Florida   Intermediate
TRANSACTION                   Municipal     Municipal Bond      Municipal     Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                     Income Fund         Fund          Income Fund         Fund             Fund             Fund

Sales Load Imposed on
  Purchases                        None             None             None             None             None             None
Deferred Sales Charge (as
  a percentage of the
  lower of the original
  purchase price or
  redemption proceeds)1            None             None             None             None             None             None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees (After
  Fee Waivers)                     .30%             .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (After
  Fee Waivers)                     .10%             .55%             .60%             .55%             .60%             .55%
Shareholder Servicing
  Fees                             .25%             .25%             .25%             .25%             .25%             .25%
Other Expenses                     .10%             .20%             .20%             .20%             .20%             .20%
Total Operating Expenses
  (After Fee Waivers)2             .75%            1.30%            1.45%            1.30%            1.45%            1.30%


SHAREHOLDER                Nations Georgia
TRANSACTION                Municipal Bond
EXPENSES                        Fund
Sales Load Imposed on
  Purchases                        None
Deferred Sales Charge (as
  a percentage of the
  lower of the original
  purchase price or
  redemption proceeds)1            None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees (After
  Fee Waivers)                     .40%
Rule 12b-1 Fees (After
  Fee Waivers)                     .60%
Shareholder Servicing
  Fees                             .25%
Other Expenses                     .20%
Total Operating Expenses
  (After Fee Waivers)2            1.45%



1 Investor C Shares purchased prior to August 1, 1997 will continue to be subject to the .50% Deferred Sales Charge applicable at the time of purchase.

  See "How To Redeem Shares -- Contingent Deferred Sales Charge."

INVESTOR C SHARES

                                            Nations                           Nations                           Nations
                                           Maryland          Nations      North Carolina       Nations      South Carolina
                                         Intermediate       Maryland       Intermediate    North Carolina    Intermediate
SHAREHOLDER TRANSACTION                 Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond   Municipal Bond
EXPENSES                                     Fund             Fund             Fund             Fund             Fund

Sales Load Imposed on Purchases                 None             None             None             None             None
Deferred Sales Charge (as a percentage
  of the lower of the original
  purchase price or redemption
  proceeds)1                                    None             None             None             None             None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)2            .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees (After Fee Waivers)             .55%             .60%             .55%             .60%             .55%
Shareholder Servicing Fees                      .25%             .25%             .25%             .25%             .25%
Other Expenses                                  .20%             .20%             .20%             .20%             .20%
Total Operating Expenses (After Fee
  Waivers)2                                    1.30%            1.45%            1.30%            1.45%            1.30%


                                            Nations
                                        South Carolina
SHAREHOLDER TRANSACTION                 Municipal Bond
EXPENSES                                     Fund
Sales Load Imposed on Purchases                 None
Deferred Sales Charge (as a percentage
  of the lower of the original
  purchase price or redemption
  proceeds)1                                    None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee Waivers)2            .40%
Rule 12b-1 Fees (After Fee Waivers)             .60%
Shareholder Servicing Fees                      .25%
Other Expenses                                  .20%
Total Operating Expenses (After Fee
  Waivers)2                                    1.45%



1 Investor C Shares purchased prior to August 1, 1997 will continue to be subject to the .50% Deferred Sales Charge applicable at the time of purchase.

  See "How To Redeem Shares -- Contingent Deferred Sales Charge."

INVESTOR C SHARES

                                       Nations                           Nations                           Nations
                                      Tennessee         Nations           Texas                           Virginia
                                    Intermediate       Tennessee      Intermediate        Nations       Intermediate
SHAREHOLDER TRANSACTION            Municipal Bond   Municipal Bond   Municipal Bond   Texas Municipal  Municipal Bond
EXPENSES                                Fund             Fund             Fund           Bond Fund          Fund

Sales Load Imposed on Purchases            None             None             None             None             None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                    None             None             None             None             None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)2                                .30%             .40%             .30%             .40%             .30%
Rule 12b-1 Fees2 (After Fee
  Waivers)                                 .55%             .60%             .55%             .60%             .55%
Shareholder Servicing Fees                 .25%             .25%             .25%             .25%             .25%
Other Expenses                             .20%             .20%             .20%             .20%             .20%
Total Operating Expenses
  (After Fee Waivers)2                    1.30%            1.45%            1.30%            1.45%            1.30%


                                       Nations
                                      Virginia
SHAREHOLDER TRANSACTION            Municipal Bond
EXPENSES                                Fund
Sales Load Imposed on Purchases            None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                    None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net
assets)
Management Fees (After Fee
  Waivers)2                                .40%
Rule 12b-1 Fees2 (After Fee
  Waivers)                                 .60%
Shareholder Servicing Fees                 .25%
Other Expenses                             .20%
Total Operating Expenses
  (After Fee Waivers)2                    1.45%



1 Investor C Shares purchased prior to August 1, 1997 will continue to be subject to the .50% Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                   Nations            Nations                           Nations Florida                       Nations Georgia
                 Short-Term        Intermediate                          Intermediate      Nations Florida     Intermediate
              Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond     Municipal Bond     Municipal Bond
                    Fund               Fund            Income Fund           Fund               Fund               Fund
1 Year            $       8          $      13          $      15          $      13          $      15          $      13
3 Years           $      24          $      41          $      46          $      41          $      46          $      41
5 Years           $      42          $      71          $      79          $      71          $      79          $      71
10 Years          $      93          $     157          $     174          $     157          $     174          $     157


                                   Nations North                            Nations
                                     Carolina         Nations North     South Carolina         Nations       Nations Tennessee
              Nations Maryland     Intermediate         Carolina         Intermediate      South Carolina      Intermediate
               Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
                    Fund               Fund               Fund               Fund               Fund               Fund
1 Year            $      15          $      13          $      15          $      13          $      15          $      13
3 Years           $      46          $      41          $      46          $      41          $      46          $      41
5 Years           $      79          $      71          $      79          $      71          $      79          $      71
10 Years          $     174          $     157          $     174          $     157          $     174          $     157

                                 Nations Virginia
                   Nations         Intermediate     Nations Virginia
               Texas Municipal    Municipal Bond     Municipal Bond
                  Bond Fund            Fund               Fund
1 Year            $      15          $      13          $      15
3 Years           $      46          $      41          $      46
5 Years           $      79          $      71          $      79
10 Years          $     174          $     157          $     174

                                 Nations Maryland
               Nations Georgia     Intermediate
               Municipal Bond     Municipal Bond
                    Fund               Fund
1 Year            $      15          $      13
3 Years           $      46          $      41
5 Years           $      79          $      71
10 Years          $     174          $     157
                                      Nations
                                       Texas
              Nations Tennessee    Intermediate
               Municipal Bond     Municipal Bond
                    Fund               Fund
1 Year            $      15          $      13
3 Years           $      46          $      41
5 Years           $      79          $      71
10 Years          $     174          $     157

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor C Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."



Absent fee waivers, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Municipal Income Fund -- .50%, .75% and 1.60%, respectively; Nations Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Municipal Income Fund -- .60%, .75% and 1.80%, respectively; Nations Florida Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations Florida Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations Georgia Intermediate Municipal Bond Fund -- .50%,
 .75% and 1.70%, respectively; Nations Georgia Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations Maryland Intermediate Municipal Bond
Fund -- .50%, .75% and 1.70%, respectively; Nations Maryland Municipal Bond
Fund -- .60%, .75% and 1.80%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations North Carolina Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations Tennessee Intermediate Municipal Bond Fund -- .50%,
 .75% and 1.70%, respectively; Nations Tennessee Municipal Bond Fund -- .60%, .75% and 1.80%, respectively; Nations Texas Intermediate Municipal Bond
Fund -- .50%, .75% and 1.70%, respectively; Nations Texas Municipal Bond
Fund -- .60%, .75% and 1.80%, respectively; Nations Virginia Intermediate Municipal Bond Fund -- .50%, .75% and 1.70%, respectively; and Nations Virginia Municipal Bond Fund -- .60%, .75% and 1.80%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights
The following financial information has been derived from the audited financial statements of Nations Fund Trust. Price Waterhouse LLP, is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for Nations Fund Trust's most recent fiscal years accompany the financial statements for such periods and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                             $    9.98        $   10.03         $    9.69         $    9.84
Net investment income                                                 0.40             0.14              0.42              0.19
Net realized and unrealized gain/(loss) on investments               (0.03)           (0.05)             0.34             (0.15)
Net increase in net assets value from operations                      0.37             0.09              0.76              0.04
Distributions:
Dividends from net investment income                                 (0.40)           (0.14)            (0.42)            (0.19)
Distributions from net realized capital gains                           --               --                --             (0.00)#
Total dividends and distributions                                    (0.40)           (0.14)            (0.42)            (0.19)
Net asset value, end of period                                   $    9.95        $    9.98         $   10.03         $    9.69
Total return++                                                        3.79%            0.85%             7.95%             0.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $   1,080        $   2,072         $   1,953         $     323
Ratio of operating expenses to average net assets                     0.75%(a)         0.72%+(a)         0.70%(a)          0.59%+(a)
Ratio of net investment income to average net assets                  4.01%            4.05%+            4.13%             3.58%+
Portfolio turnover rate                                                 80%              16%               82%               57%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               1.19%            1.18%+            1.18%             1.05%+
Net investment income per share without waivers and/or
  expense reimbursements                                         $    0.35        $    0.12         $    0.37         $    0.18


 * Nations Short-Term Municipal Income Fund's Investor C Shares commenced operations on May 19, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $   10.03         $   10.17         $    9.24         $    9.35
Net investment income                                                0.43              0.14              0.43              0.03
Net realized and unrealized gain/(loss) on investments              (0.02)            (0.14)             0.93             (0.11)
Net increase/(decrease) in net asset value from operations           0.41              0.00              1.36             (0.08)
Distributions:
Dividends from net investment income                                (0.43)            (0.14)            (0.43)            (0.03)
Distributions in excess of net investment income                       --                --                --                --
Distributions from net realized capital gains                          --                --                --                --
Total dividends and distributions                                   (0.43)            (0.14)            (0.43)            (0.03)
Net asset value, end of period                                  $   10.01         $   10.03         $   10.17         $    9.24
Total return++                                                       4.11%             0.03%            14.96%            (0.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $     756         $     716         $     359         $       2
Ratio of operating expenses to average net assets                    1.00%(a)          1.00%+(a)         0.95%(a)          0.85%+(a)
Ratio of net investment income to average net assets                 4.24%             4.25%+            4.41%             4.09%+
Portfolio turnover rate                                                21%                4%               31%               51%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.31%             1.33%+            1.34%             1.38%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.39         $    0.13         $    0.40         $    0.02


 * Nations Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND

                                            YEAR             PERIOD             YEAR              YEAR              YEAR
                                           ENDED             ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                         03/31/97        03/31/96(b)         11/30/95          11/30/94          11/30/93

Operating performance:
Net asset value, beginning of period     $   10.84        $   11.08         $    9.64         $   11.33          $   10.65
Net investment income                         0.53             0.18              0.51              0.49               0.50
Net realized and unrealized
  gain/(loss) on investments                  0.05            (0.24)             1.44             (1.44)              0.72
Net increase/(decrease) in net asset
  value from operations                       0.58            (0.06)             1.95             (0.95)              1.22
Distributions:
Dividends from net investment income         (0.53)           (0.18)            (0.51)            (0.49)             (0.50)
Distributions in excess of net
  investment income                             --               --                --             (0.00)#               --
Distributions from net realized
  capital gains                                 --               --                --             (0.25)             (0.04)
Total dividends and distributions            (0.53)           (0.18)            (0.51)            (0.74)             (0.54)
Net asset value, end of period           $   10.89        $   10.84         $   11.08         $    9.64          $   11.33
Total return++                                5.50%           (0.60)%           20.65%            (8.86)%            11.69%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $   1,713        $   2,173         $   2,268         $   3,064          $   6,331
Ratio of operating expenses to
  average net assets                          1.10%            1.16%+            1.35%             1.36%              1.27%
Ratio of operating expenses to
  average net assets including
  interest expense                             (a)              (a)               (a)              1.37%                --
Ratio of net investment income to
  average net assets                          4.91%            4.79%+            4.88%             4.67%              4.49%
Portfolio turnover rate                         25%               4%               49%               63%                48%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements               1.41%            1.47%+            1.63%             1.65%              1.59%
Net investment income per share
  without waivers and/or expense
  reimbursements                         $    0.50        $    0.17         $    0.48         $    0.46          $    0.46

                                            YEAR
                                           ENDED
INVESTOR C SHARES                        11/30/92*
Operating performance:
Net asset value, beginning of period   $   10.48
Net investment income                       0.21
Net realized and unrealized
  gain/(loss) on investments                0.17
Net increase/(decrease) in net asset
  value from operations                     0.38
Distributions:
Dividends from net investment income       (0.21)
Distributions in excess of net
  investment income                           --
Distributions from net realized
  capital gains                               --
Total dividends and distributions          (0.21)
Net asset value, end of period         $   10.65
Total return++                              3.63%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $   3,744
Ratio of operating expenses to
  average net assets                        1.21%+
Ratio of operating expenses to
  average net assets including
  interest expense                            --
Ratio of net investment income to
  average net assets                        4.36%+
Portfolio turnover rate                       19%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             1.61%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.19


 * Nations Municipal Income Fund's Investor C Shares commenced operations on June 17, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                               YEAR              PERIOD              YEAR               YEAR
                                               ENDED              ENDED              ENDED              ENDED
INVESTOR C SHARES                            03/31/97          03/31/96(b)         11/30/95           11/30/94

Operating performance:
Net asset value, beginning of period         $   10.46          $   10.63          $    9.61          $   10.50
Net investment income                             0.44               0.15               0.43               0.39
Net realized and unrealized gain/(loss)
  on investments                                 (0.06)             (0.17)              1.02              (0.88)
Net increase/(decrease) in net asset
  value from operations                           0.38              (0.02)              1.45              (0.49)
Distributions:
Dividends from net investment income             (0.44)             (0.15)             (0.43)             (0.39)
Distributions in excess of net
  investment income                                 --                 --                 --              (0.00)#
Distributions from net realized capital
  gains                                             --                 --                 --              (0.01)
Total dividends and distributions                (0.44)             (0.15)             (0.43)             (0.40)
Net asset value, end of period               $   10.40          $   10.46          $   10.63          $    9.61
Total return++                                    3.71%             (0.23)%            15.34%             (4.81)%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)         $     272          $     275          $     277          $     614
Ratio of operating expenses to average
  net assets                                      1.00%(a)           1.00%+(a)          1.05%(a)           1.13%(a)
Ratio of net investment income to
  average net assets                              4.22%              4.16%              4.20%              3.86%
Portfolio turnover rate                             16%                18%                27%                34%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                          1.31%              1.36%+             1.31%              1.34%
Net investment income per share without
  waivers and/or expense reimbursements      $    0.41          $    0.13          $    0.41          $    0.37

                                              PERIOD
                                               ENDED
INVESTOR C SHARES                            11/30/93*
Operating performance:
Net asset value, beginning of period         $    9.98
Net investment income                             0.35
Net realized and unrealized gain/(loss)
  on investments                                  0.52
Net increase/(decrease) in net asset
  value from operations                           0.87
Distributions:
Dividends from net investment income             (0.35)
Distributions in excess of net
  investment income                                 --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                (0.35)
Net asset value, end of period               $   10.50
Total return++                                    8.80%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)         $     684
Ratio of operating expenses to average
  net assets                                      1.19%+
Ratio of net investment income to
  average net assets                              3.53%+
Portfolio turnover rate                             15%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                          1.55%+
Net investment income per share without
  waivers and/or expense reimbursements      $    0.31


 * Nations Florida Intermediate Municipal Bond Fund Investor C Shares commenced operations on December 17, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND

                                                              YEAR              PERIOD              YEAR              PERIOD
                                                              ENDED              ENDED              ENDED              ENDED
INVESTOR C SHARES                                           03/31/97          03/31/96(b)         11/30/95           11/30/94*

Operating performance:
Net asset value, beginning of period                        $    9.47          $    9.76          $    8.40          $    8.47
Net investment income                                            0.44               0.14               0.44               0.03
Net realized and unrealized gain/(loss) on investments           0.01              (0.29)              1.36              (0.07)
Net increase/(decrease) in net asset value from
  operations                                                     0.45              (0.15)              1.80              (0.04)
Dividends from net investment income                            (0.44)             (0.14)             (0.44)             (0.03)
Total dividends and distributions                               (0.44)             (0.14)             (0.44)             (0.03)
Net asset value, end of period                              $    9.48          $    9.47          $    9.76          $    8.40
Total return++                                                   4.78%             (1.52)%            21.80%             (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $      40          $      38          $      38          $       2
Ratio of operating expenses to average net assets                1.10%(a)           1.15%+(a)          1.14%(a)           0.96%+(a)
Ratio of net investment income to average net assets             4.57%              4.48%+             4.69%              4.80%+
Portfolio turnover rate                                            23%                 7%                13%                46%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                  1.43%              1.51%+             1.70%              1.66%+
Net investment income per share without waivers and/or
  expense reimbursements                                    $    0.41          $    0.13          $    0.39          $    0.03


 * Nations Florida Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                         YEAR             PERIOD             YEAR             YEAR             YEAR
                                        ENDED             ENDED             ENDED             ENDED            ENDED
INVESTOR C SHARES                      03/31/97        03/31/96(b)         11/30/95         11/30/94         11/30/93

Operating performance:
Net asset value, beginning of
  period                              $   10.63        $   10.81         $    9.82          $   10.82        $   10.29
Net investment income                      0.45             0.15              0.45               0.43             0.42
Net realized and unrealized
  gain/(loss) on investments              (0.05)           (0.18)             0.99              (0.98)            0.56
Net increase/(decrease) in net
  asset value from operations              0.40            (0.03)             1.44              (0.55)            0.98
Distributions:
Dividends from net investment
  income                                  (0.45)           (0.15)            (0.45)             (0.43)           (0.42)
Distributions in excess of net
  investment income                          --               --                --              (0.00)#             --
Distributions from net realized
  capital gains                              --               --                --              (0.02)           (0.03)
Total dividends and distributions         (0.45)           (0.15)            (0.45)             (0.45)           (0.45)
Net asset value, end of period        $   10.58        $   10.63         $   10.81          $    9.82        $   10.82
Total return++                             3.81%           (0.29)%           14.85%             (5.25)%           9.61%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                              $   1,983        $   2,445         $   2,606          $   2,397        $   2,990
Ratio of operating expenses to
  average net assets                       1.00%            1.00%+            1.05%              1.12%            1.21%
Ratio of operating expenses to
  average net assets including
  interest expense                          (a)              (a)               (a)               1.13%              --
Ratio of net investment income to
  average net assets                       4.22%            4.17%+            4.26%              4.16%            3.82%
Portfolio turnover rate                       9%               3%               17%                22%               6%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                           1.30%            1.33%+            1.30%              1.33%            1.52%
Net investment income per share
  without waivers and/or expense
  reimbursements                      $    0.42        $    0.14         $    0.42          $    0.41        $    0.39

                                        PERIOD
                                        ENDED
INVESTOR C SHARES                     11/30/92*
Operating performance:
Net asset value, beginning of
  period                            $   10.11
Net investment income                    0.20
Net realized and unrealized
  gain/(loss) on investments             0.18
Net increase/(decrease) in net
  asset value from operations            0.38
Distributions:
Dividends from net investment
  income                                (0.20)
Distributions in excess of net
  investment income                        --
Distributions from net realized
  capital gains                            --
Total dividends and distributions       (0.20)
Net asset value, end of period      $   10.29
Total return++                           3.82%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $     992
Ratio of operating expenses to
  average net assets                     0.91%+
Ratio of operating expenses to
  average net assets including
  interest expense                         --
Ratio of net investment income to
  average net assets                     4.21%+
Portfolio turnover rate                    12%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         1.72%+
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.16


  * Nations Georgia Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                             $    9.48        $    9.72         $    8.38         $    8.45
Net investment income                                                 0.42             0.14              0.44              0.03
Net realized and unrealized gain/(loss) on investments                0.02            (0.24)             1.34             (0.07)
Net increase/(decrease) in net asset value from operations            0.44            (0.10)             1.78             (0.04)
Dividends from net investment income                                 (0.42)           (0.14)            (0.44)            (0.03)
Total dividends and distributions                                    (0.42)           (0.14)            (0.44)            (0.03)
Net asset value, end of period                                   $    9.50        $    9.48         $    9.72         $    8.38
Total return++                                                        4.77%           (1.03)%           21.59%            (0.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $      72        $      69         $      69         $       2
Ratio of operating expenses to average net assets                     1.10%(a)         1.16%+(a)         1.15%(a)          0.96%+(a)
Ratio of net investment income to average net assets                  4.46%            4.40%+            4.67%             4.85%+
Portfolio turnover rate                                                 19%               7%               26%               35%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               1.55%            1.70%+            1.84%             1.79%+
Net investment income per share without waivers and/or
  expense reimbursements                                         $    0.38        $    0.12         $    0.37         $    0.02


 * Nations Georgia Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                            YEAR             PERIOD             YEAR              YEAR              YEAR
                                           ENDED             ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                         03/31/97        03/31/96(b)         11/30/95          11/30/94          11/30/93

Operating performance:
Net asset value, beginning of period     $   10.80       $   10.95          $   10.00         $   11.09          $   10.72
Net investment income                         0.45            0.15               0.45              0.44               0.40
Net realized and unrealized
  gain/(loss) on investments                 (0.10)          (0.15)              0.98             (0.99)              0.44
Net increase/(decrease) in net asset
  value from operations                       0.35            0.00               1.43             (0.55)              0.84
Distributions:
Dividends from net investment income         (0.45)          (0.15)             (0.45)            (0.44)             (0.40)
Distributions from net realized
  capital gains                                 --              --              (0.03)            (0.10)             (0.07)
Distributions in excess of net
  realized capital gains                        --              --                 --             (0.00)#               --
Total dividends and distributions            (0.45)          (0.15)             (0.48)            (0.54)             (0.47)
Net asset value, end of period           $   10.70       $   10.80          $   10.95         $   10.00          $   11.09
Total return++                                3.31%          (0.01)%            14.59%            (5.20)%             8.30%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $   2,017       $   2,900          $   2,808         $   2,570          $   4,424
Ratio of operating expenses to
  average net assets                          1.00%(a)        1.00%+(a)          1.05%(a)          1.11%(a)           1.24%
Ratio of net investment income to
  average net assets                          4.20%           4.12%+             4.26%             4.15%              3.98%
Portfolio turnover rate                         10%              4%                11%               22%                26%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements               1.28%           1.31%+             1.30%             1.31%              1.48%
Net investment income per share
  without waivers and/or expense
  reimbursements                         $    0.42       $    0.14          $    0.42         $    0.42          $    0.38

                                           PERIOD
                                           ENDED
INVESTOR C SHARES                        11/30/92*
Operating performance:
Net asset value, beginning of period   $   10.58
Net investment income                       0.19
Net realized and unrealized
  gain/(loss) on investments                0.14
Net increase/(decrease) in net asset
  value from operations                     0.33
Distributions:
Dividends from net investment income       (0.19)
Distributions from net realized
  capital gains                               --
Distributions in excess of net
  realized capital gains                      --
Total dividends and distributions          (0.19)
Net asset value, end of period         $   10.72
Total return++                              3.13%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)   $   1,796
Ratio of operating expenses to
  average net assets                        1.16%+
Ratio of net investment income to
  average net assets                        3.88%+
Portfolio turnover rate                       38%
Ratio of operating expenses to
  average net assets without waivers
  and/or expense reimbursements             1.44%+
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.18


  * Nations Maryland Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                    YEAR              PERIOD             YEAR
                                                                    ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97         03/31/96(b)         11/30/95

Operating performance:
Net asset value, beginning of period                             $    9.39         $    9.63         $    8.37
Net investment income                                                 0.42              0.13              0.41
Net realized and unrealized gain/(loss) on investments                0.02             (0.24)             1.26
Net increase/(decrease) in net asset value from operations            0.44             (0.11)             1.67
Dividends from net investment income                                 (0.42)            (0.13)            (0.41)
Total dividends and distributions                                    (0.42)            (0.13)            (0.41)
Net asset value, end of period                                   $    9.41         $    9.39         $    9.63
Total return++                                                        4.73%            (1.13)%           20.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $       2         $       2         $       2
Ratio of operating expenses to average net assets                     1.10%             1.16%+            1.15%
Ratio of net investment income to average net assets                  4.38%             4.16%+            4.39%
Portfolio turnover rate                                                 18%                7%               11%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               1.62%             1.79%+            2.01%
Net investment income per share without waivers and/or
  expense reimbursements                                         $    0.37         $    0.11         $    0.33

                                                                   PERIOD
                                                                   ENDED
INVESTOR C SHARES                                                11/30/94*
Operating performance:
Net asset value, beginning of period                            $    8.44
Net investment income                                                0.03
Net realized and unrealized gain/(loss) on investments              (0.07)
Net increase/(decrease) in net asset value from operations          (0.04)
Dividends from net investment income                                (0.03)
Total dividends and distributions                                   (0.03)
Net asset value, end of period                                  $    8.37
Total return++                                                      (0.45)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $       2
Ratio of operating expenses to average net assets                    0.96%+(a)
Ratio of net investment income to average net assets                 4.73%+
Portfolio turnover rate                                                39%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              2.05%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.02


 * Nations Maryland Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                       YEAR             PERIOD             YEAR              YEAR
                                                      ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                    03/31/97        03/31/96(b)         11/30/95          11/30/94

Operating performance:
Net asset value, beginning of period               $   10.36         $   10.51         $    9.53         $   10.46
Net investment income                                   0.42              0.14              0.40              0.38
Net realized and unrealized gain/(loss) on
  investments                                          (0.02)            (0.15)             0.99             (0.88)
Net increase/(decrease) in net asset value from
  operations                                            0.40             (0.01)             1.39             (0.50)
Distributions:
Dividends from net investment income                   (0.42)            (0.14)            (0.40)            (0.38)
Distributions in excess of net investment
  income                                                  --                --             (0.00)#              --
Distributions from net realized capital gains             --                --             (0.01)            (0.05)
Total dividends and distributions                      (0.42)            (0.14)            (0.41)            (0.43)
Net asset value, end of period                     $   10.34         $   10.36         $   10.51         $    9.53
Total return++                                          3.94%            (0.12)%           14.84%            (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   1,364         $   1,379         $   1,366         $   1,486
Ratio of operating expenses to average net
  assets                                                1.00%(a)          1.00%+            1.07%(a)          1.13%(a)
Ratio of net investment income to average net
  assets                                                4.07%             3.97%+            3.97%             3.80%
Portfolio turnover rate                                   26%                3%               57%               37%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.32%             1.37%+            1.34%             1.40%
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.39         $    0.13         $    0.38         $    0.36

                                                      PERIOD
                                                      ENDED
INVESTOR C SHARES                                   11/30/93*
Operating performance:
Net asset value, beginning of period               $    9.99
Net investment income                                   0.35
Net realized and unrealized gain/(loss) on
  investments                                           0.47
Net increase/(decrease) in net asset value from
  operations                                            0.82
Distributions:
Dividends from net investment income                   (0.35)
Distributions in excess of net investment
  income                                                  --
Distributions from net realized capital gains             --
Total dividends and distributions                      (0.35)
Net asset value, end of period                     $   10.46
Total return++                                          8.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $   1,592
Ratio of operating expenses to average net
  assets                                                1.17%+
Ratio of net investment income to average net
  assets                                                3.48%+
Portfolio turnover rate                                   29%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        1.60%+
Net investment income per share without waivers
  and/or expense reimbursements                    $    0.30


 * Nations North Carolina Intermediate Municipal Bond Fund Investor C Shares commenced operations on December 16, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND


                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*
Operating performance:
Net asset value, beginning of period                            $    9.49         $    9.73         $    8.36         $    8.45
Net investment income                                                0.42              0.14              0.43              0.03
Net realized and unrealized gain/(loss) on investments              (0.02)            (0.24)             1.37             (0.09)
Net increase/(decrease) in net asset value from operations           0.40             (0.10)             1.80             (0.06)
Dividends from net investment income                                (0.42)            (0.14)            (0.43)            (0.03)
Total dividends and distributions                                   (0.42)            (0.14)            (0.43)            (0.03)
Net asset value, end of period                                  $    9.47         $    9.49         $    9.73         $    8.36
Total return++                                                       4.32%            (1.04)%           21.93%            (0.67)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $      18         $      17         $       2         $       2
Ratio of operating expenses to average net assets                    1.10%(a)          1.14%+            1.13%(a)          0.96%+(a)
Ratio of net investment income to average net assets                 4.45%             4.32%+            4.68%             4.78%+
Portfolio turnover rate                                                28%               22%               40%               29%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.44%             1.53%+            1.71%             1.67%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.39         $    0.13         $    0.38         $    0.03


 * Nations North Carolina Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                         YEAR             PERIOD             YEAR              YEAR              YEAR
                                        ENDED             ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                      03/31/97        03/31/96(b)         11/30/95          11/30/94          11/30/93

Operating performance:
Net asset value, beginning of
  period                             $   10.52         $   10.69         $    9.76         $   10.61         $   10.18
Net investment income                     0.45              0.15              0.46              0.44              0.42
Net realized and unrealized
  gain/(loss) on investments             (0.02)            (0.17)             0.93             (0.84)             0.43
Net increase/(decrease) in net
  asset value from operations             0.43             (0.02)             1.39             (0.40)             0.85
Distributions:
Dividends from net investment
  income                                 (0.45)            (0.15)            (0.46)            (0.44)            (0.42)
Distributions in excess of net
  investment income                         --                --                --             (0.00)#              --
Distributions from net realized
  capital gains                             --                --                --             (0.01)               --
Total dividends and distributions        (0.45)            (0.15)            (0.46)            (0.45)            (0.42)
Net asset value, end of period       $   10.50         $   10.52         $   10.69         $    9.76         $   10.61
Total return++                            4.20%            (0.17)%           14.45%            (3.94)%            8.51%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   5,089         $   5,409         $   5,527         $   6,167         $   8,499
Ratio of operating expenses to
  average net assets                      1.00%(a)          1.00%+(a)         1.05%(a)          1.12%(a)          1.20%
Ratio of net investment income to
  average net assets                      4.30%             4.31%+            4.42%             4.24%             3.93%
Portfolio turnover rate                     13%                6%               11%               30%               11%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.29%             1.32%+            1.25%             1.33%             1.50%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.42         $    0.14         $    0.44         $    0.42         $    0.39

                                        PERIOD
                                        ENDED
INVESTOR C SHARES                     11/30/92*
Operating performance:
Net asset value, beginning of
  period                            $   10.05
Net investment income                    0.20
Net realized and unrealized
  gain/(loss) on investments             0.13
Net increase/(decrease) in net
  asset value from operations            0.33
Distributions:
Dividends from net investment
  income                                (0.20)
Distributions in excess of net
  investment income                        --
Distributions from net realized
  capital gains                            --
Total dividends and distributions       (0.20)
Net asset value, end of period      $   10.18
Total return++                           3.27%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $   4,436
Ratio of operating expenses to
  average net assets                     0.88%+
Ratio of net investment income to
  average net assets                     4.10%+
Portfolio turnover rate                     7%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         1.48%+
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.17


  * Nations South Carolina Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $    9.77         $    9.99         $    8.65         $    8.73
Net investment income                                                0.44              0.15              0.45              0.03
Net realized and unrealized gain/(loss) on investments               0.02             (0.22)             1.34             (0.08)
Net increase/(decrease) in net asset value from operations           0.46             (0.07)             1.79             (0.05)
Dividends from net investment income                                (0.44)            (0.15)            (0.45)            (0.03)
Total dividends and distributions                                   (0.44)            (0.15)            (0.45)            (0.03)
Net asset value, end of period                                  $    9.79         $    9.77         $    9.99         $    8.65
Total return++                                                       4.80%            (0.76)%           21.01%            (0.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $     247         $     264         $      20         $       2
Ratio of operating expenses to average net assets                    1.10%(a)          1.17%+(a)         1.15%(a)          0.96%+(a)
Ratio of net investment income to average net assets                 4.49%             4.39%+            4.69%             4.73%+
Portfolio turnover rate                                                30%               20%               13%               14%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.50%             1.70%+            1.83%             1.87%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.40         $    0.13         $    0.39         $    0.03


 * Nations South Carolina Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $   10.09         $   10.23         $    9.30         $    9.38
Net investment income                                                0.42              0.14              0.41              0.03
Net realized and unrealized gain/(loss) on investments              (0.01)            (0.14)             0.93             (0.08)
Net increase/(decrease) in net asset value from operations           0.41              0.00              1.34             (0.05)
Distributions:
Dividends from net investment income                                (0.42)            (0.14)            (0.41)            (0.03)
Distributions in excess of net investment income                       --                --                --                --
Distributions from net realized capital gains                          --                --                --                --
Total dividends and distributions                                   (0.42)            (0.14)            (0.41)            (0.03)
Net asset value, end of period                                  $   10.08         $   10.09         $   10.23         $    9.30
Total return++                                                       4.08%            (0.02)%           14.62%            (0.53)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $       2         $       2         $       2         $       2
Ratio of operating expenses to average net assets                    1.00%             1.00%+            1.07%             1.02%+
Ratio of operating expenses to average net assets including
  interest expense                                                    (a)                --               (a)              1.03%+
Ratio of net investment income to average net assets                 4.05%             4.01%+            4.15%             4.06%+
Portfolio turnover rate                                                28%                3%               34%               41%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.43%             1.52%+            1.42%             1.39%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.38         $    0.12         $    0.38         $    0.02


 * Nations Tennessee Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $    9.68         $    9.87         $    8.58         $    8.62
Net investment income                                                0.43              0.14              0.45              0.03
Net realized and unrealized gain/(loss) on investments               0.02             (0.19)             1.29             (0.04)
Net increase/(decrease) in net asset value resulting from
  operations                                                         0.45             (0.05)             1.74             (0.01)
Dividends from net investment income                                (0.43)            (0.14)            (0.45)            (0.03)
Total dividends and distributions                                   (0.43)            (0.14)            (0.45)            (0.03)
Net asset value, end of period                                  $    9.70         $    9.68         $    9.87         $    8.58
Total return++                                                       4.71%            (0.49)%           20.62%            (0.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $      38         $      37         $      64         $       2
Ratio of operating expenses to average net assets                    1.10%             1.18%+            1.15%             0.96%+
Ratio of operating expenses to average net assets including
  interest expense                                                    (a)              1.18%+             (a)               (a)
Ratio of net investment income to average net assets                 4.41%             4.34%+            4.74%             4.81%+
Portfolio turnover rate                                                31%                2%               45%               38%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.74%             2.05%+            2.02%             1.95%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.37         $    0.11         $    0.37         $    0.02


 * Nations Tennessee Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $   10.21         $   10.36         $    9.53         $    9.55
Net investment income                                                0.42              0.14              0.41              0.03
Net realized and unrealized gain/(loss) on investments              (0.03)            (0.15)             0.83             (0.02)
Net increase/(decrease) in net asset value from operations           0.39             (0.01)             1.24              0.01
Distributions:
Dividends from net investment income                                (0.42)            (0.14)            (0.41)            (0.03)
Distributions in excess of net investment income                       --                --                --             (0.00)#
Distributions from net realized capital gains                          --                --                --                --
Total dividends and distributions                                   (0.42)            (0.14)            (0.41)            (0.03)
Net asset value, end of period                                  $   10.18         $   10.21         $   10.36         $    9.53
Total return++                                                       3.87%            (0.12)%           13.27%             0.08%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $     591         $     569         $     570         $       2
Ratio of operating expenses to average net assets                    1.00%             1.00%+            1.07%             1.05%+
Ratio of operating expenses to average net assets including
  interest expense                                                     --                --               (a)               (a)
Ratio of net investment income to average net assets                 4.09%             4.02%+            4.12%             3.90%+
Portfolio turnover rate                                                34%               11%               64%               61%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.34%             1.39%+            1.33%             1.28%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.38         $    0.13         $    0.39         $    0.02


 * Nations Texas Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                            $    9.49         $    9.70         $    8.39         $    8.46
Net investment income                                                0.43              0.14              0.43              0.03
Net realized and unrealized gain/(loss) on investments              (0.01)            (0.21)             1.31             (0.07)
Net increase/(decrease) in net asset value from operations           0.42             (0.07)             1.74             (0.04)
Dividends from net investment income                                (0.43)            (0.14)            (0.43)            (0.03)
Total dividends and distributions                                   (0.43)            (0.14)            (0.43)            (0.03)
Net asset value, end of period                                  $    9.48         $    9.49         $    9.70         $    8.39
Total return++                                                       4.47%            (0.74)%           21.15%            (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $      73         $      70         $      70         $       2
Ratio of operating expenses to average net assets                    1.10%(a)          1.16%+            1.14%(a)          0.97%+(a)
Ratio of net investment income to average net assets                 4.49%             4.36%+            4.70%             4.77%+
Portfolio turnover rate                                                52%                6%               50%              107%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              1.53%             1.67%+            1.80%             1.81%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.39         $    0.12         $    0.37         $    0.02


 * Nations Texas Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                         YEAR             PERIOD             YEAR              YEAR             YEAR
                                        ENDED             ENDED             ENDED             ENDED            ENDED
INVESTOR C SHARES                      03/31/97        03/31/96(b)         11/30/95          11/30/94         11/30/93

Operating performance:
Net asset value, beginning of
  period                             $   10.69         $   10.83         $    9.94         $   10.99        $   10.59
Net investment income                     0.46              0.15              0.46              0.44             0.44
Net realized and unrealized
  gain/(loss) on investments             (0.10)            (0.14)             0.89             (0.96)            0.42
Net increase/(decrease) in net
  asset value from operations             0.36              0.01              1.35             (0.52)            0.86
Distributions:
Dividends from net investment
  income                                 (0.46)            (0.15)            (0.46)            (0.44)           (0.44)
Distributions from net realized
  capital gains                             --                --             (0.00)#           (0.09)           (0.02)
Distributions in excess of net
  realized capital gains                    --                --                --             (0.00)#             --
Total dividends and distributions        (0.46)            (0.15)            (0.46)            (0.53)           (0.46)
Net asset value, end of period       $   10.59         $   10.69         $   10.83         $    9.94        $   10.99
Total return++                            3.40%             0.10%            13.82%            (4.90)%           8.25%
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                         $   6,463         $   6,909         $   7,152         $   8,372        $  11,176
Ratio of operating expenses to
  average net assets                      1.00%(a)          1.00%+(a)         1.06%(a)          1.19%(a)         1.32%
Ratio of net investment income to
  average net assets                      4.29%             4.22%+            4.37%             4.18%            4.05%
Portfolio turnover rate                     20%                2%               22%               14%              26%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.24%             1.26%+            1.24%             1.31%            1.44%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.44         $    0.14         $    0.44         $    0.43        $    0.43

                                        PERIOD
                                        ENDED
INVESTOR C SHARES                     11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $   10.44
Net investment income                     0.19
Net realized and unrealized
  gain/(loss) on investments              0.15
Net increase/(decrease) in net
  asset value from operations             0.34
Distributions:
Dividends from net investment
  income                                 (0.19)
Distributions from net realized
  capital gains                             --
Distributions in excess of net
  realized capital gains                    --
Total dividends and distributions        (0.19)
Net asset value, end of period       $   10.59
Total return++                            3.36%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                         $   4,769
Ratio of operating expenses to
  average net assets                      1.28%+
Ratio of net investment income to
  average net assets                      3.99%+
Portfolio turnover rate                     13%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          2.80%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.12


  * Nations Virginia Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR             PERIOD
                                                                   ENDED             ENDED             ENDED             ENDED
INVESTOR C SHARES                                                 03/31/97        03/31/96(b)         11/30/95         11/30/94*

Operating performance:
Net asset value, beginning of period                           $    9.38          $    9.62         $    8.29         $    8.38
Net investment income                                               0.43               0.14              0.44              0.03
Net realized and unrealized gain/(loss) on investments              0.02              (0.24)             1.33             (0.09)
Net increase/(decrease) in net asset value from operations          0.45              (0.10)             1.77             (0.06)
Dividends from net investment income                               (0.43)             (0.14)            (0.44)            (0.03)
Total dividends and distributions                                  (0.43)             (0.14)            (0.44)            (0.03)
Net asset value, end of period                                 $    9.40          $    9.38         $    9.62         $    8.29
Total return++                                                      4.92%             (1.03)%           21.71%            (0.67)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $      45          $      43         $      34         $       2
Ratio of operating expenses to average net assets                   1.10%              1.16%+            1.14%(a)          0.96%+(a)
Ratio of operating expenses to net assets including interest
  expense                                                             (a)              1.17%+             (a)               (a)
Ratio of net investment income to average net assets                4.60%              4.50%+            4.76%             4.77%+
Portfolio turnover rate                                               37%                 8%               16%               61%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.48%              1.63%+            1.79%             1.74%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.39          $    0.12         $    0.39         $    0.03


 * Nations Virginia Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year ended changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Municipal Income Fund is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SHORT-TERM MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND: Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA MUNICIPAL BOND FUND: Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS GEORGIA MUNICIPAL BOND FUND: Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND: Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS MARYLAND MUNICIPAL BOND FUND: Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND: Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND: Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND: Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TENNESSEE MUNICIPAL BOND FUND: Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND: Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TEXAS MUNICIPAL BOND FUND: Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS VIRGINIA MUNICIPAL BOND FUND: Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to as the "State Intermediate Municipal Bond Funds," and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund are sometimes collectively referred to as the "State Municipal Bond Funds."


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: In pursuing their objectives, the Funds will invest at least 80% of their total net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities"). To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.


Under normal market conditions, the average dollar-weighted maturity and duration of each of the Funds' portfolios are expected to be as follows: Nations Municipal Income Fund -- average weighted dollar-maturity greater than 10 years and duration between 7.5 and 9.5 years; Nations Intermediate Municipal Bond
Fund -- average weighted maturity between three and 10 years and duration between five and six years; Nations Short-Term Municipal Income Fund -- average weighted dollar-maturity less than three years and duration between 1.25 and 2.75 years.

Municipal Securities will be rated investment grade at the time of purchase by at least one of the following nationally recognized statistical rating organizations: Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.



STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 80% of the total net assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in Municipal Securities. In addition, at least 80% of each Fund's total net assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities.



Under normal market conditions, the average dollar-weighted maturity and duration of each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds are expected to be as follows: State Intermediate Municipal Bond Funds -- average dollar-weighted maturity between three and 10 years and duration between five and six years; State Municipal Bond Funds -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years.


Each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes).


Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida imposes a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions Are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.

Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase.


GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Funds may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Certain government securities that have variable or floating interest rates or demand, put or prepayment features or paydown schedules may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other investments in which the Funds may invest and the Funds' investment practices, see "Appendix A."

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: The value of a Fund's investments in debt securities, including U.S. Government obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Nations Short-Term Municipal Income Fund,
Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown

From time to time a Fund may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor B Shares (formerly Investor N Shares). Each Class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

   How The Funds Are Managed


The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Subject to the general supervision of the Trustees of Nations Fund Trust, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship. For the services provided pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .50% of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and .60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.



For the services provided pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of .07% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Municipal Income Fund -- .29%, Nations Short-Term Municipal Income
Fund -- .06%, Nations Intermediate Municipal Bond Fund -- .19%, Nations Florida Intermediate Municipal Bond Fund -- .19%, Nations Georgia Intermediate Municipal Bond Fund -- .20%, Nations Maryland Intermediate Municipal Bond Fund -- .22%, Nations North Carolina Intermediate Municipal Bond Fund -- .18%, Nations South Carolina Intermediate Municipal Bond Fund -- .21%, Nations Tennessee Intermediate

Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond
Fund -- .16%, Nations Virginia Intermediate Municipal Bond Fund -- .26%, Nations Florida Municipal Bond Fund -- .27%, Nations Georgia Municipal Bond
Fund -- .15%, Nations Maryland Municipal Bond Fund -- .08%, Nations North Carolina Municipal Bond Fund -- .26%, Nations South Carolina Municipal Bond
Fund -- .20%, Nations Tennessee Municipal Bond Fund -- .03%, Nations Texas Municipal Bond Fund -- .17% and Nations Virginia Municipal Bond Fund -- .22%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Municipal Income Fund -- .07%, Nations Short-Term Municipal Income Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Florida Intermediate Municipal Bond Fund -- .07%, Nations Georgia Intermediate Municipal Bond
Fund -- .07%, Nations Maryland Intermediate Municipal Bond Fund -- .07%, Nations North Carolina Intermediate Municipal Bond Fund -- .07%, Nations South Carolina Intermediate Municipal Bond Fund -- .07%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond
Fund -- .07%, Nations Virginia Intermediate Municipal Bond Fund -- .07%, Nations Florida Municipal Bond Fund -- .07%, Nations Georgia Municipal Bond
Fund -- .07%, Nations Maryland Municipal Bond Fund -- .07%, Nations North Carolina Municipal Bond Fund -- .07%, Nations South Carolina Municipal Bond
Fund -- .07%, Nations Tennessee Municipal Bond Fund -- .07%, Nations Texas Municipal Bond Fund -- .07%, Nations Virginia Municipal Bond Fund -- .07%.



Michele M. Poirier is a Director, Municipal Fixed Income Management for TradeStreet and is Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been the Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Prior to assuming her position with TradeStreet, she was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company, respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been the Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Prior to assuming his position with TradeStreet, he was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.



Dawn Daggy-Mangerson is a Portfolio Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager of Nations Short-Term Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund,

Nations Virginia Intermediate Bond Fund and Nations Virginia Municipal Bond Fund. Ms. Daggy-Mangerson has been Portfolio Manager of the Funds since April 1997. Prior to assuming her position with TradeStreet, she was a Portfolio Manager for Boatmen's Trust Company since 1995. Ms. Daggy-Mangerson has worked in the investment community since 1988. Her past experience also includes portfolio management and trading for Stein Roe Farnham, a large investment advisory firm. Ms. Daggy-Mangerson received a B.A. in Commerce and Finance from DePaul University.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Municipal Income
Fund -- .09%, Nations Short-Term Municipal Income Fund -- .09%, Nations Intermediate Municipal Bond Fund -- .09%, Nations Florida Intermediate Municipal Bond Fund -- .09%, Nations Georgia Intermediate Municipal Bond Fund -- .09%, Nations Maryland Intermediate Municipal Bond Fund -- .09%, Nations North Carolina Intermediate Municipal Bond Fund -- .09%, Nations South Carolina Intermediate Municipal Bond Fund -- .09%, Nations Tennessee Intermediate Municipal Bond Fund -- .09%, Nations Texas Intermediate Municipal Bond
Fund -- .09%, Nations Virginia Intermediate Municipal Bond Fund -- .09%, Nations Florida Municipal Bond Fund -- .09%, Nations Georgia Municipal Bond
Fund -- .09%, Nations Maryland Municipal Bond Fund -- .09%, Nations North Carolina Municipal Bond Fund -- .09%, Nations South Carolina Municipal Bond
Fund -- .09%, Nations Tennessee Municipal Bond Fund -- .09%, Nations Texas Municipal Bond

Fund -- .09% and Nations Virginia Municipal Bond Fund -- .09%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/ dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing And Distribution Plans."


NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' fees and federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.

   Organization And History
The Funds are members of the Nations Funds
Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares (formerly Investor N Shares) and Investor C Shares. This Prospectus relates only to the Investor C Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:



(Bullet) $500 for IRA investors;



(Bullet) $250 for non-working spousal IRAs; and



(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.



There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs"), or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares may be purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank which is a member of the Automated Clearing House to their Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor C Shares purchased prior to August 1, 1997 may be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code") of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Funds may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.



REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by an existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the accounts. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or sav-ings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Daily Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section. If a shareholder acquires Investor C Shares of a Nations Funds non-money market fund or Daily Shares of a Nations Funds money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares (except for exchanges of Nations Short-Term Municipal Income Fund shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund). Additionally, when an investor exchanges Investor C Shares of a Nations Funds non-money market fund for shares of the same class of another non-money market fund or Daily Shares of any money market fund of Nations Funds, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares (except for shares of Nations Short-Term Municipal Income Fund purchased prior to January 1, 1996). If an investor exchanges Investor C Shares of the Nations Short-Term Municipal Income Fund purchased prior to January 1, 1996 for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automated Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF"), a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Fund of Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent or Nations Funds.


   Shareholder Servicing And Distribution
   Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees, provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.


The Trustees also have approved a shareholder servicing plan (the "Investor C Servicing Plan") for each Fund which permits the Fund to compensate Servicing Agents for services provided to their Customers that own Investor C Shares.

Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor C Shares.

The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.
Nations Funds may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.
Nations Funds understands that Agents may charge fees to their Customers who are the owners of the Funds' Investor Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to dealers not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below and in the SAI.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
Federal law requires Nations Funds to withhold
31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida imposes a tax upon intangible personal property which may apply to shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund held by residents of that state. Florida has issued a Technical Assistance Advisement indicating that shares of such Funds will not be subject to Florida's intangibles tax, subject to certain requirements which the Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of the Funds.

In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of the Fund's total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Each Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the

"1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

The fourth most populous state, Florida, rated "Aa" by Moody's and "AA" by both S&P and Fitch, has been and continues to be a leading tourist and retiree destination. Florida's growing population and manageable debt load are just two of the factors that will help Florida remain a solid investment. Led by the service, construction and trade sectors, job growth in Florida has rebounded from the lows of 1991-1992 and is projected to be almost double the national average for 1996. Tourism was back in 1995 after it had suffered in the prior two years due to hurricane Andrew and a rash of violent crimes involving foreign tourists.


Georgia's state government is enjoying very robust fiscal health as evidenced by the ratings given to General Obligation Bonds issued on April 1, 1997, which were rated by Moody's as "Aaa," "AA+ with a positive outlook" by Standard & Poors, and "AAA" by Fitch. The Federal Reserve Bank of Atlanta predicts that 1997 will be a very good year for Georgia in terms of economic growth. However, a comparison to economic performance for the state in 1996 will be somewhat distorted because of the estimated $3 billion boost to the state economy from the 1996 Summer Olympic Games. The Olympic Games served to value-add to the basic strength of the Georgia economy, which is expected to continue to flourish in the near term by the expansion of existing business and by the continued in-migration of new business from around the United States and from around the world.



Maryland is one of the wealthiest states in the U.S. and has been rated "Aa" by Moody's, and "AA" by S&P, despite the contraction of government and defense related industries. Maryland's economic base is highly diversified with a lower than average dependence on manufacturing. Slow growth in Maryland is expected to continue, as government cutbacks and downsizing reduce the employment opportunities within the state. Debt ratios are moderate and, with Maryland ranked sixth in per capita income, it's no surprise that income taxes and highway use taxes provide the vast majority of support for general obligation debt. As defense cutbacks continue, Maryland's dependence on income taxes could depress growth within the state below national levels.



North Carolina, rated "Aaa" by Moody's, and "AAA" by both S&P and Fitch, has benefited from an inflow of people as well as businesses. This is due in part to North Carolina's affordable housing, above-average growth in per capita income and below-average cost of doing business. North Carolina's textile industry has begun to give way to the high-tech and financial sectors, as evidenced by the title of "Banking Center of the South." Consequently, high wage job growth has been expanding at a pace greater than national averages and is expected to continue to do so for the foreseeable future.



The dominance of the manufacturing sector has been both a positive and a negative for South Carolina. On the positive side, the expansion of manufacturing, specifically autos and related parts, has lessened the impact of the naval base closure in Charleston and provided a much needed infusion of new jobs. On the negative side, the cyclical nature of South Carolina's manufacturing economy has kept per capita income below national and regional levels. That said, South Carolina's low debt burden, strong security arrangements and lack of credit extension have led to an "Aaa" rating by Moody's, "AAA" rating by S&P and an "AAA" rating by Fitch, for the state. Combine this with a conservative plan of finance, and South Carolina looks to be in a very strong financial position, despite its reliance on the manufacturing sector.


Tennessee's very low debt burden, nearly exclusive use of general obligation debt and conservative financial policies all combine to give the state of Tennessee a "Aaa" rating by Moody's, "AA+" rating by S&P, and a "AAA" rating by Fitch. Tennessee's economy remains in a developing mode, as the state continues to shift its growth in manufacturing output to autos (Tennessee ranks third in the nation in automobile production) and related products from textiles. Tennessee relies on sales tax revenues as a main source of funds. This could prove to be a limiting factor were it not for Tennessee's strong pattern of job growth and growing population.


Texas has proven its ability to adapt and rebound to a changing economic environment, both within the state and abroad. Texas has also historically taken a conservative approach to financial management, as is reflected in the state's "Aa" rating by Moody's, "AA" rating by S&P, and "AA+" rating by Fitch. Although Texas has consistently led the U.S. in employment growth, unemployment in Texas is above the national average. This is due, in part, to the heavy migration into the state (in 1994 Texas replaced New York as the second most populous state). The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for future growth, such as knowledge-based services and manufacturing.



The state of Virginia has earned its "Aa2" rating by Moody's and "AA" rating by S&P and Fitch, by having a low relative tax rate, high per capita income and strong growth in service sector jobs. A very high share of Virginia's population is college educated, so it's no surprise that Virginia has the highest per capita income of any of the southern states. Virginia has experienced strong growth in the labor force and benefits from a low unemployment rate. Although it has a large exposure to defense and related industries, Virginia's prudent financial management and low debt burden should help to insulate it from any government cutbacks in those areas.



There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.



OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest four ratings used by S&P for corporate and municipal bonds, each of which denotes that the securities are investment grade.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest four ratings used by Moody's for corporate and municipal bonds,each of which denotes that the securities are investment grade.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
     TBW-3 -- The lowest investment grade
category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR C SHARES


                                     AUGUST 1, 1997



This Prospectus describes NATIONS SHORT-TERM INCOME
FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND,
NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS U.S. GOVERNMENT BOND FUND
(the "Funds") of Nations Fund Trust and Nations
Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations
Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc. is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Funds at its address or telephone number shown below. The SAIs for Nations Fund Trust and
Nations Fund, Inc., each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to all of the Funds except
Nations U.S. Government Bond Fund for which
Boatmen's Capital Management, Inc. ("Boatmen's") is investment sub-adviser. As used herein the term
"Adviser" shall mean NBAI and/or TradeStreet and/or
Boatmen's as the context may require.

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.



                                                     Nations Short-Term Income
                                                     Fund

                                                     Nations Short-Intermediate
                                                     Government Fund

                                                     Nations Government
                                                     Securities Fund

                                                     Nations Strategic Fixed
                                                     Income Fund

                                                     Nations Diversified Income
                                                     Fund


                                                     Nations U.S. Government
                                                     Bond Fund



                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255


                                                     NATIONS
                                                       FUNDS


  NF-96142-897

                             Table  Of  Contents


About The Funds


                             Prospectus Summary                                3

                             Expenses Summary                                  4

                             Financial Highlights                              6


                             Objectives                                       11


                             How Objectives Are Pursued                       12


                             How Performance Is Shown                         17


                             How the Funds Are Managed                        18


                             Organization And History                         22


About Your Investment


                             How To Buy Shares                                24


                             How To Redeem Shares                             25


                             How To Exchange Shares                           27


                             Shareholder Servicing And Distribution Plans     28


                             How The Funds Value Their Shares                 30



                             How Dividends And Distributions Are Made;


                             Tax Information                                  30


                             Appendix A -- Portfolio Securities               31


                             Appendix B -- Description Of Ratings             42



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY
                             THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
                             INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

         (Bullet) Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

         (Bullet) Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."


(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."

(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of the indicated Fund over specified periods.

INVESTOR C SHARES

                                                       Nations Short-         Nations                               Nations
                                    Nations Short-      Intermediate        Government      Nations Strategic     Diversified
SHAREHOLDER TRANSACTION EXPENSES   Term Income Fund    Government Fund    Securities Fund   Fixed Income Fund     Income Fund

Sales Load Imposed on Purchases             None               None               None               None               None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                     None               None               None               None               None

                                        Nations
                                    U.S. Government
SHAREHOLDER TRANSACTION EXPENSES       Bond Fund
Sales Load Imposed on Purchases             None
Deferred Sales Charge (as a
  percentage of the lower of the
  original purchase price or
  redemption proceeds)1                     None


ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)

Management Fees (After Fee
  Waivers)                                   .30%               .40%               .50%               .50%               .50%
Rule 12b-1 Fees (After Fee
  Waivers)                                   .10%               .55%               .60%               .55%               .60%
Shareholder Servicing Fees                   .25%               .25%               .25%               .25%               .25%
Other Expenses                               .25%               .22%               .30%               .20%               .25%
Total Operating Expenses (After
  Fee Waivers)                               .90%              1.42%              1.65%              1.50%              1.60%

Management Fees (After Fee
Rule 12b-1 Fees (After Fee
  Waivers)                                   .60%
Shareholder Servicing Fees                   .25%
Other Expenses                               .20%
Total Operating Expenses (After
  Fee Waivers)                              1.45%

  Waivers)                                   .40%



1 Investor C Shares purchased prior to August 1, 1997 will continue to be subject to the .50% Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                       Nations Short-         Nations                               Nations
                                    Nations Short-      Intermediate        Government      Nations Strategic     Diversified
                                   Term Income Fund    Government Fund    Securities Fund   Fixed Income Fund     Income Fund

1 Year                                 $       9          $      14          $      17          $      15          $      16
3 Years                                $      29          $      45          $      52          $      47          $      50
5 Years                                $      50          $      78          $      90          $      82          $      87
10 Years                               $     111          $     170          $     195          $     179          $     190

                                        Nations
                                    U.S. Government
                                       Bond Fund
1 Year                                 $      15
3 Years                                $      46
5 Years                                $      79
10 Years                               $     174



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. Certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."



Absent fee waivers, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75% and 1.85%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75% and 1.82%, respectively; Nations Strategic Fixed Income Fund -- .60%, .75% and 1.80%; Nations Government Securities Fund -- .64%, .75% and 1.94%, respectively; and Nations Diversified Income Fund -- .60%, .75% and 1.85%, respectively; and Nations U.S. Government Bond Fund -- .60%, .75% and 1.80%.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant. Financial Highlights for Investor C shares of Nations U.S. Government Bond Fund are not provided below because such Fund's share class had not yet commenced operation during the period indicated below.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                         YEAR             PERIOD            YEAR             YEAR             YEAR
                                         ENDED             ENDED            ENDED            ENDED            ENDED
INVESTOR C SHARES                      03/31/97#       03/31/96(b)#       11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of
  period                              $    9.76          $    9.84        $    9.48        $   10.01        $    9.75
Net investment income                      0.55               0.19             0.57             0.46             0.48
Net realized and unrealized
  gain/(loss) on investments              (0.08)             (0.08)            0.36            (0.51)            0.26
Net increase/(decrease) in net
  asset value from operations         $    0.47               0.11             0.93            (0.05)            0.74
Distributions:
Dividends from net investment
  income                                  (0.55)             (0.19)           (0.57)           (0.44)           (0.48)
Distributions in excess of net
  investment income                          --                 --               --            (0.02)              --
Distributions from capital                   --                 --               --            (0.02)              --
Total dividends and distributions         (0.55)             (0.19)           (0.57)           (0.48)           (0.48)
Net asset value, end of period        $    9.68          $    9.76        $    9.84        $    9.48        $   10.01
Total return++                             4.89%              1.07%           10.08%           (0.51)%           7.73%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                              $   4,063          $   6,121        $   6,056        $   8,102        $  19,851
Ratio of operating expenses to
  average net assets                       0.90%(a)           0.90%+           0.91%            0.89%            0.87%
Ratio of net investment income to
  average net assets                       5.62%              5.72%+           5.97%            4.84%            4.77%
Portfolio turnover rate                     172%                73%             224%             293%             121%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                           1.20%              1.23%+           1.21%            1.21%            1.29%
Net investment income per share
  without waivers and/or expense
  reimbursements                      $    0.52          $    0.18        $    0.54        $    0.43        $    0.45

                                        PERIOD
                                         ENDED
INVESTOR C SHARES                      11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.08
Net realized and unrealized
  gain/(loss) on investments             (0.26)
Net increase/(decrease) in net
  asset value from operations            (0.18)
Distributions:
Dividends from net investment
  income                                 (0.07)
Distributions in excess of net
  investment income                         --
Distributions from capital                  --
Total dividends and distributions        (0.07)
Net asset value, end of period       $    9.75
Total return++                           (1.82)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   6,747
Ratio of operating expenses to
  average net assets                      0.80%+
Ratio of net investment income to
  average net assets                      5.04%+
Portfolio turnover rate                     45%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.40%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.07


 * Nations Short-Term Income Fund Investor C Shares commenced operations on October 2, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                         YEAR            PERIOD            YEAR             YEAR             YEAR
                                        ENDED             ENDED            ENDED            ENDED            ENDED
INVESTOR C SHARES                     03/31/97#       03/31/96(b)#       11/30/95#        11/30/94         11/30/93

Operating performance:
Net asset value, beginning of
  period                            $    4.07           $    4.14        $    3.93        $    4.28        $    4.16
Net investment income                    0.21                0.07             0.22             0.20             0.20
Net realized and unrealized
  gain/(loss) on investments            (0.08)              (0.07)            0.21            (0.33)            0.14
Net increase/(decrease) in net
  asset value from operations            0.13                0.00             0.43            (0.13)            0.34
Distributions:
Dividends from net investment
  income                                (0.21)              (0.07)           (0.22)           (0.20)           (0.20)
Distributions in excess of net
  investment income                        --               (0.00)(a)        (0.00)(a)        (0.00)(a)           --
Distributions from net realized
  capital gains                            --                  --               --            (0.02)           (0.02)
Total dividends and distributions       (0.21)              (0.07)           (0.22)           (0.22)           (0.22)
Net asset value, end of period      $    3.99           $    4.07        $    4.14        $    3.93        $    4.28
Total return++                           3.21%              (0.10)%          11.15%           (2.80)%           8.20%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $   8,334           $  11,820        $  13,206        $  16,725        $  31,440
Ratio of operating expenses to
  average net assets                     1.13%(c)(d)         1.13%+           1.10%            1.17%            1.30%
Ratio of net investment income to
  average net assets                     5.23%               4.82%+           5.38%            5.18%            4.65%
Portfolio turnover rate                   529%                189%             328%             133%              92%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         1.33%(d)            1.36%+           1.30%            1.38%            1.54%
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.20(d)        $    0.06        $    0.21        $    0.19        $    0.19

                                       PERIOD
                                        ENDED
INVESTOR C SHARES                     11/30/92*
Operating performance:
Net asset value, beginning of
  period                            $    4.19
Net investment income                    0.10
Net realized and unrealized
  gain/(loss) on investments            (0.03)
Net increase/(decrease) in net
  asset value from operations            0.07
Distributions:
Dividends from net investment
  income                                (0.10)
Distributions in excess of net
  investment income                        --
Distributions from net realized
  capital gains                            --
Total dividends and distributions       (0.10)
Net asset value, end of period      $    4.16
Total return++                           1.64%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $  24,352
Ratio of operating expenses to
  average net assets                     1.18%+
Ratio of net investment income to
  average net assets                     4.80%+
Portfolio turnover rate                    25%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         1.44%+
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.09


 * Nations Short-Intermediate Government Fund Investor C Shares commenced operations on June 17, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period since use of the undistributed income method did not accord with the results of operations.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.


 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                YEAR               PERIOD               YEAR                YEAR
                                               ENDED               ENDED               ENDED               ENDED
INVESTOR C SHARES                            03/31/97#          03/31/96(b)#         05/31/95#            05/31/94

Operating performance:
Net asset value, beginning of period         $    9.67          $    9.86            $    9.80           $   10.46
Net investment income                             0.55               0.47                 0.57                0.55
Net realized and unrealized gain/(loss)
  on investments                                 (0.30)             (0.19)                0.06               (0.61)
Net increase/(decrease) in net asset
  value from operations                           0.25               0.28                 0.63               (0.06)
Distributions:
Dividends from net investment income             (0.53)             (0.45)               (0.53)              (0.50)
Dividends in excess of net investment
  income                                            --              (0.02)                  --               (0.01)
Distributions in excess of net realized
  capital gains                                     --                 --                   --               (0.05)
Distributions from capital                       (0.00)(a)             --                (0.04)              (0.04)
Total dividends and distributions                (0.53)             (0.47)               (0.57)              (0.60)
Net asset value, end of period               $    9.39          $    9.67            $    9.86           $    9.80
Total return++                                    2.67%              2.83%                6.76%              (0.69)%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)         $   1,835          $   2,558            $   2,945           $   5,265
Ratio of operating expenses to average
  net assets                                      1.30%              1.48%+               1.51%               1.48%
Ratio of net investment income to
  average net assets                              5.78%              5.68%+               5.94%               5.33%
Portfolio turnover rate                            468%               199%                 413%                 56%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                          1.44%              1.63%+               1.69%               1.69%
Net investment income per share without
  waivers and/or expense reimbursements      $    0.54          $    0.46            $    0.55           $    0.53

                                               PERIOD
                                               ENDED
INVESTOR C SHARES                            05/31/93*#
Operating performance:
Net asset value, beginning of period        $   10.52
Net investment income                            0.59
Net realized and unrealized gain/(loss)
  on investments                                 0.02
Net increase/(decrease) in net asset
  value from operations                          0.61
Distributions:
Dividends from net investment income            (0.63)
Dividends in excess of net investment
  income                                           --
Distributions in excess of net realized
  capital gains                                 (0.04)
Distributions from capital                         --
Total dividends and distributions               (0.67)
Net asset value, end of period              $   10.46
Total return++                                   5.37%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)        $   5,998
Ratio of operating expenses to average
  net assets                                     1.60%+
Ratio of net investment income to
  average net assets                             5.92%+
Portfolio turnover rate                           103%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                         1.75%+
Net investment income per share without
  waivers and/or expense reimbursements     $    0.42


 * Nations Government Securities Fund Investor C Shares commenced operations on July 6, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

 (a) Amount represents less than 0.01%.

(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                         YEAR              PERIOD              YEAR               YEAR               YEAR
                                         ENDED              ENDED              ENDED              ENDED              ENDED
INVESTOR C SHARES                      03/31/97#         03/31/96(a)         11/30/95           11/30/94           11/30/93
Operating performance:
Net asset value, beginning of
  period                               $    9.93          $   10.22          $    9.32          $   10.55          $    9.94
Net investment income                       0.53               0.17               0.54               0.47               0.48
Net realized and unrealized
  gain/(loss) on investments               (0.20)             (0.29)              0.90              (0.89)              0.62
Net increase/(decrease) in net
  asset value from operations               0.33              (0.12)              1.44              (0.42)              1.10
Distributions:
Dividends from net investment
  income                                   (0.53)             (0.17)             (0.54)             (0.45)             (0.48)
Distributions in excess of net
  investment income                           --                 --                 --              (0.02)                --
Distributions from net realized
  capital gains                            (0.11)                --                 --              (0.34)             (0.01)
Distributions from capital             $   (0.00)(b)             --                 --                 --                 --
Total dividends and distributions          (0.64)             (0.17)             (0.54)             (0.81)             (0.49)
Net asset value, end of period         $    9.62          $    9.93          $   10.22          $    9.32          $   10.55
Total return++                              3.38%             (1.22)%            15.87%             (4.14)%            11.20%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                               $   1,068          $     299          $     227          $      41          $      65
Ratio of operating expenses to
  average net assets                        1.21%(c)           1.22%+             1.21%              1.43%              1.36%
Ratio of net investment income to
  average net assets                        5.48%              4.99%+             5.55%              4.68%              4.65%
Portfolio turnover rate                      368%               133%               228%               307%               161%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                            1.31%(c)           1.33%+             1.31%              1.51%              1.52%
Net investment income per share
  without waivers and/or expense
  reimbursements                       $    0.52(c)       $    0.17          $    0.53          $    0.46          $    0.47

                                        PERIOD
                                        ENDED
INVESTOR C SHARES                     11/30/92*
Operating performance:
Net asset value, beginning of
  period                            $    9.97
Net investment income                    0.02
Net realized and unrealized
  gain/(loss) on investments            (0.04)
Net increase/(decrease) in net
  asset value from operations           (0.02)
Distributions:
Dividends from net investment
  income                                (0.01)
Distributions in excess of net
  investment income                        --
Distributions from net realized
  capital gains                            --
Distributions from capital                 --
Total dividends and distributions       (0.01)
Net asset value, end of period      $    9.94
Total return++                          (0.22)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                            $      84
Ratio of operating expenses to
  average net assets                     1.03%+
Ratio of net investment income to
  average net assets                     5.40%+
Portfolio turnover rate                    12%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                         1.63%+
Net investment income per share
  without waivers and/or expense
  reimbursements                    $    0.02


 * Nations Strategic Fixed Income Fund Investor C Shares commenced operations on November 16, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with results of operations.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Amount represents less than $0.01.


 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                         YEAR              PERIOD              YEAR               YEAR              YEAR
                                         ENDED              ENDED              ENDED             ENDED              ENDED
INVESTOR C SHARES                      03/31/97#         03/31/96(b)         11/30/95          11/30/94#          11/30/93#
Operating performance:
Net asset value, beginning of
  period                             $   10.42           $   10.82          $    9.67        $   10.88            $    9.96
Net investment income                     0.63                0.21               0.66             0.67                 0.70
Net realized and unrealized
  gain/(loss) on investments             (0.18)              (0.40)              1.15            (1.06)                0.92
Net increase/(decrease) in net
  asset value from operations             0.45               (0.19)              1.81            (0.39)                1.62
Distributions:
Dividends from net investment
  income                                 (0.63)              (0.21)             (0.66)           (0.67)               (0.70)
Distributions in excess of net
  investment income                         --                  --                 --            (0.00)(a)               --
Distributions from net realized
  capital gains                          (0.13)                 --                 --            (0.15)                  --
Total dividends and distributions        (0.76)              (0.21)             (0.66)           (0.82)               (0.70)
Net asset value, end of period       $   10.11           $   10.42          $   10.82        $    9.67            $   10.88
Total return++                            4.44%              (1.77)%            19.22%           (3.77)%              16.65%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   3,343           $   3,454          $   3,582        $   2,636            $   3,633
Ratio of operating expenses to
  average net assets                      1.25%(c)            1.33%+             1.55%            1.49%                1.30%
Ratio of net investment income to
  average net assets                      6.23%               5.93%+             6.28%            6.56%                6.27%
Portfolio turnover rate                    278%                 69%                96%             144%                  86%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.35%(c)            1.43%+             1.68%            1.70%                1.70%
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.63(c)        $    0.21          $    0.65        $    0.65            $    0.64

                                        PERIOD
                                         ENDED
INVESTOR C SHARES                      11/30/92*
Operating performance:
Net asset value, beginning of
  period                             $    9.93
Net investment income                     0.03
Net realized and unrealized
  gain/(loss) on investments              0.02
Net increase/(decrease) in net
  asset value from operations             0.05
Distributions:
Dividends from net investment
  income                                 (0.02)
Distributions in excess of net
  investment income                         --
Distributions from net realized
  capital gains                             --
Total dividends and distributions        (0.02)
Net asset value, end of period       $    9.96
Total return++                            0.54%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $     149
Ratio of operating expenses to
  average net assets                      1.00%+
Ratio of net investment income to
  average net assets                      7.01%+
Portfolio turnover rate                     46%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          1.60%+
Net investment income per share
  without waivers and/or expense
  reimbursements                     $    0.03


 * Nations Diversified Income Fund Investor C Shares commenced operations on November 9, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.


   Objectives

NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.


NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued


NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund may also invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations").

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the

Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS GOVERNMENT SECURITIES FUND: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to six years.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.



The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market economic circumstances warrant.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the

Fund's portfolio will be ten years or less and under no circumstances will it exceed 15 years.


The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend-paying preferred and common stock.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may invest in "high quality" money market instruments,repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Fund will invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will greater than five years.


The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.


Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".


GENERAL: Each of the Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of the Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of the Funds may engage in reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.


Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other instruments in which the Funds invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."


RISK CONSIDERATIONS: The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. Shareholders of Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time a Fund may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor B Shares (formerly Investor N Shares). Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAI for Nations Fund, Inc. contains the names of and general background information concerning the Directors of Nations Fund, Inc.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except Nations U.S. Government Bond Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an independent subsidiary of NationsBank Corporation, a registered bank holding company.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with the Funds' investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares of a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund and Nations U.S.

Government Bond Fund; and .65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus
 .50% of the Fund's average daily net assets in excess of $250 million.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .15% of Nations Short-Term Income Fund's, Nations Short-Intermediate Government Fund's, Nations Government Securities Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.



NBAI will pay Boatmen's sub-advisory fees at the rate of .15% of the average net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI and/or TradeStreet and/or Boatmen's may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income Fund -- .30%, Nations Diversified Income Fund -- .50% and Nations Strategic Fixed Income Fund -- .50%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Fund's average daily net assets:
Nations Government Securities Fund -- .50%.



For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the rate of .40% of Nations U.S. Government Bond Fund's (formerly the Pilot U.S. Government Securities Fund) average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income
Fund -- .15%, Nations Diversified Income Fund -- .15% and Nations Strategic Fixed Income Fund -- .15% and Nations Government Securities Fund -- .15%.



Brad Pope is a Product Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Income Fund. He is a senior member of the Fixed Income Team. As such, his responsibilities include setting duration policy for the Nations Funds fixed income funds. Mr. Pope has been the portfolio manager for Nations Short-Term Income Fund since August 1996. Prior to assuming this position, he was a manager in the structured products area. He joined the Investment Management Group at NationsBank, TradeStreet's predecessor organization, in 1988. Mr. Pope has over nine years of investment experience, including working on the trading floor of the Chicago Board of Trade. Mr. Pope received a B.B.A. in Finance from the University of Texas at Austin.



Mark S. Ahnrud is a Director of Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been Portfolio Manager for the Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.


Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options trading for Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance from Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services

Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the terms of the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Short-Intermediate Government Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10% and Nations Strategic Fixed Income Fund -- .10%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Fund's average daily net assets: Nations Government Securities Fund -- .10%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of each Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all the Funds. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachuetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust and Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer five classes of shares -- Investor A, Investor B (formerly Investor N Shares), Investor C, Primary A and Primary B Shares. This Prospectus relates only to the Investor C Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's related SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates to the Investor C Shares of Nations Government Securities Fund and Nations U.S. Government Bond Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

PENDING LEGAL PROCEEDINGS: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to

Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

About Your Investment

   How To Buy Shares

The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a servicing agreement ("Servicing Agreement") with NationsBank ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement" with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs"), or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor C Shares purchased prior to August 1, 1997 may be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks; (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Funds may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Daily Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section. If a shareholder acquires Investor C Shares of a Nations Funds non-money market fund or Daily Shares of a Nations Funds money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares (except for exchanges of Nations Short-Term Income Fund shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund). Additionally, when an investor exchanges Investor C Shares of a Nations Funds non-money market fund for shares of the same class of another non-money market fund or Daily Shares of any money market fund of Nations Funds, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares (except for shares of Nations Short-Term Income Fund purchased prior to January 1, 1996). If an investor exchanges Investor C Shares of the Nations Short-Term Income Fund purchased prior to January 1, 1996 for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent or Nations Funds.


   Shareholder Servicing And Distribution
   Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to the Investor C Shares of each Fund. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor

C Shares, (ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the relevant SAI for more details on the Distribution Plan.


The Trustees and Directors also have approved a shareholder servicing plan ("Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares.

The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or rein-vested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends-received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and this SAI contains more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current mar-ket interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.


Mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.


NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obliga-tions may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Each Fund may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.



FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.



FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Each Fund may attempt to reduce the overall level of investment risk of particular securities and attempt to protect such Funds against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Nations Diversified Income Fund may invest in lower-rated debt securities. Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic down-turn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.



OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest.



WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in busi-ness, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR C SHARES
                                     AUGUST 1, 1997



This Prospectus describes NATIONS MANAGED INDEX
FUND, NATIONS MANAGED SMALLCAP INDEX FUND, NATIONS
MANAGED VALUE INDEX FUND and NATIONS MANAGED
SMALLCAP VALUE INDEX FUND (the "Funds") of Nations
Fund Trust, an open-end management investment company in the Nations Funds Family ("Nations
Funds" or "Nations Funds Family"). This Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust is contained in a separate Statement of Additional
Information (the "SAI") that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI, dated August
1, 1997, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.



NF-96696-897


                                                     Nations
                                                     Managed
                                                     Index Fund

                                                     Nations
                                                     Managed SmallCap
                                                     Index Fund


                                                     Nations
                                                     Managed Value
                                                     Index Fund



                                                     Nations Managed
                                                     SmallCap Value
                                                     Index Fund

                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                               (Nations Fund Logo appears here)

NF-96696-897

                             Table  Of  Contents
 About The
     Funds                   Prospectus Summary                                3

                             Expenses Summary                                  4

                             Financial Highlights                              6


                             Objectives                                        7



                             How The Objectives Are Pursued                    8



                             How Performance Is Shown                         13



                             How The Funds Are Managed                        15



                             Organization And History                         18




About Your
Investment                  How To Buy Shares                                19



                             How To Redeem Shares                             20



                             How To Exchange Shares                           22



                             Shareholder Servicing And Distribution Plans     23



                             How The Funds Value Their Shares                 25



                             How Dividends And Distributions are Made; Tax
                             Information                                      25



                             Appendix A -- Portfolio Securities               26





                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANY: Open-end management investment company.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

(BULLET) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

(Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


(Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



(Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.


(Bullet) When consistent with the Funds' objectives, the Funds will employ various techniques to manage capital gain distributions.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Managed SmallCap Index Fund,
         Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund declare and pay dividends from net investment income each calendar quarter. Dividends from net investment income are declared and paid monthly by Nations Managed Index Fund. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.



(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of the Funds, there is no assurance that it will be able to do so. Investments in the Funds are not insured against loss of principal. Investments by the Funds in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Funds hold may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by Standard & Poor's 500 Composite Stock Price Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds' permissible investments may constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment for each of the Funds per record holder except that the minimum initial investment is:
         $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of the indicated Fund over specified periods.

INVESTOR C SHARES

                                                                      Nations            Nations            Nations
                                                                      Managed            Managed            Managed
                                                                       Index            SmallCap          Value Index
SHAREHOLDER TRANSACTION EXPENSES                                       Fund            Index Fund            Fund

Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                         None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of the original purchase price
  or redemption proceeds)1                                                None               None               None

                                                                      Nations
                                                                      Managed
                                                                     SmallCap
                                                                    Value Index
SHAREHOLDER TRANSACTION EXPENSES                                       Fund
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                         None
Maximum Deferred Sales Charge (as a percentage of the lower of the original purchase price
  or redemption proceeds)1                                                None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                                       .30%               .30%               .30%
Rule 12b-1 Fees (After Fee Waivers)                                       .25%               .25%               .25%
Shareholder Servicing Fees                                                .25%               .25%               .25%
Other Expenses                                                            .20%               .20%               .20%
Total Operating Expenses (After Fee Waivers)                             1.00%              1.00%              1.00%

Management Fees (After Fee Waivers)                                       .30%
Rule 12b-1 Fees (After Fee Waivers)                                       .25%
Shareholder Servicing Fees                                                .25%
Other Expenses                                                            .20%
Total Operating Expenses (After Fee Waivers)                             1.00%



1 Investor C Shares purchased prior to August 1, 1997 will continue to be subject to the .50% Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                                      Nations            Nations            Nations
                                                                      Managed            Managed            Managed
                                                                       Index            SmallCap          Value Index
                                                                       Fund            Index Fund            Fund

1 Year                                                               $      10          $      10          $      10
3 Years                                                              $      32          $      32          $      32
5 Years                                                              $      55          $      55                N/A
10 Years                                                             $     122          $     122                N/A

                                                                      Nations
                                                                      Managed
                                                                     SmallCap
                                                                    Value Index
                                                                       Fund
1 Year                                                               $      10
3 Years                                                              $      32
5 Years                                                                    N/A
10 Years                                                                   N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares will bear either directly or indirectly. The figures in the above tables are based on estimates for the fiscal year and have been restated as necessary to reflect anticipated fee waivers. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For a more complete description of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plan."



Absent fee waivers, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" would have been .50%, .75% and 1.70%, respectively, for each of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The following financial information has been derived from the audited financial statements of Nations Fund Trust. Price Waterhouse LLP is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for the most recent fiscal period of Nations Fund Trust accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below because neither Fund had yet commenced operations during the period indicated below.



FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED INDEX FUND



                                                                                                         PERIOD
                                                                                                          ENDED
INVESTOR C SHARES                                                                                       03/31/97*
Operating performance:
Net asset value, beginning of period                                                                 $   10.00
Net investment income                                                                                     0.11
Net realized and unrealized gain on investments                                                           1.90
Net increase in net asset value from operations                                                           2.01
Distributions:
Dividends from net investment income                                                                     (0.11)
Total dividends and distributions                                                                        (0.11)
Net asset value, end of period                                                                       $   11.90
Total return ++                                                                                          20.11%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $      83
Ratio of operating expenses to average net assets                                                         1.00%+(b)
Ratio of net investment income to average net assets                                                      1.42%+
Portfolio turnover rate                                                                                     17%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements           1.55%+(b)
Net investment income per share without waivers and/or expense reimbursements                        $    0.08(b)
Average commission rate paid(a)                                                                      $  0.0259



 * Nations Managed Index Fund's Investor C Shares commenced operations on July 31, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS MANAGED SMALLCAP INDEX FUND



                                                                                                         PERIOD
                                                                                                          ENDED
INVESTOR C SHARES                                                                                       03/31/97*
Operating performance:
Net asset value, beginning of period                                                                    $   10.00
Net investment income                                                                                        0.03
Net realized and unrealized gain (loss) on investments                                                      (0.17)
Net (decrease) in net asset value from operations                                                           (0.14)
Distributions:
Dividends from net investment income                                                                        (0.03)
Distributions in excess of net investment income                                                            (0.00)(b)
Total dividends and distributions                                                                           (0.03)
Net asset value, end of period                                                                          $    9.83
Total return ++                                                                                             (1.46)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $      19
Ratio of operating expenses to average net assets                                                            1.00%+
Ratio of net investment income to average net assets                                                         0.55%+
Portfolio turnover rate                                                                                        18%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements              1.71%+
Net investment income per share without waivers and/or expense reimbursements                           $    0.01
Average commission rate paid(a)                                                                         $  0.0279



 * Nations Managed SmallCap Index Fund's Investor C Shares commenced operations on October 15, 1996.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


(a) Average commission rate paid per share of securities purchased and sold by the Fund.


(b) Amount represents less than $0.01 per share.


   Objectives

NATIONS MANAGED INDEX FUND: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

NATIONS MANAGED SMALLCAP INDEX FUND: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.


NATIONS MANAGED VALUE INDEX FUND: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How The Objectives Are Pursued


NATIONS MANAGED INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")1. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.



The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government obligations, ("U.S. Government Obligations") and repurchase agreements.



NATIONS MANAGED SMALLCAP INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index (the "S&P 600 Index")2. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.


From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").


(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400-500 holdings that capture the investment characteristics of the S&P 600 Index.



Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500/BARRA Value Index ("S&P/BARRA Value Index.") The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.



S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



NATIONS MANAGED SMALLCAP VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index.") The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.



The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.



Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.



GENERAL: Each of the Funds also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.



Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. The Adviser to the Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the midpoint of the bid/ask spread and at a reduced commission rate.



ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity, This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.



The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.



The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each Fund will not exceed 25%.


RISK CONSIDERATIONS: Investments by a Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.


Certain of the Funds' permissible investments may constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.


The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.



Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of each Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, the Fund will not hold more than 10% of the voting securities of any issuer.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown

From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.



Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF THE CTFS AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE CTFS OR THE FUNDS.

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIODS INDICATED THROUGH MARCH 31, 1997



                                                        Since
                                                      Inception
               One Year    Three Year    Five Year   (12/31/88)**

Enhanced
  Equity
  Index
  Common
  Trust
  Fund*         19.98%       22.31%       16.08%        16.52%
S&P 500
  Index         19.77%       22.28%       16.39%        16.28%
Lipper S&P
  500
  Index
  Funds
  Average***    19.19%       21.73%       15.89%        15.66%



ANNUAL TOTAL RETURNS



                           Enhanced                         Lipper
                            Equity                         S&P 500
                            Index                           Index
                            Common           S&P            Funds
Year                     Trust Fund*      500 Index       Average***

1989                        34.12%          31.55%          30.58%
1990                        -1.52%          -3.15%          -3.57%
1991                        31.72%          30.56%          29.65%
1992                         5.52%           7.64%           7.12%
1993                        10.47%           9.99%           9.52%
1994                         0.69%           1.31%           0.90%
1995                        37.66%          37.45%          36.82%
1996                        23.62%          23.08%          22.30%



AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997



                                                    Since
                                       One        Inception
                                       Year       (10/1/95)

Enhanced Small Cap Equity Index
  Common Trust Fund*                  11.76%        11.68%
S&P 600 Index                         8.39%         9.83%



* The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.



** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.



*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor C Shares, the Funds offer Primary A, Primary B and Investor A Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Selling Agent or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Board of Trustees. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust.


Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions. TradeStreet has employed the "managed index" style since 1989 and currently manages more than $1.5 billion in this style on behalf of its clients, including the Funds.


Subject to the general supervision of Nations Fund Trust's Board of Trustees, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive an advisory fee, computed daily and paid monthly, at the annual rate of .50% of the average daily net assets of each Fund.



For the services provided pursuant to a Sub-Advisory Agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .10% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index Fund -- .06%, Nations Managed SmallCap Index Fund -- .00%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Jeffrey C. Moser is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He is also the Portfolio Manager for Nations Disciplined Equity Fund. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreement and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connec-tion with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at an annual rate of up to .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Managed Index
Fund -- .10% and Nations Managed SmallCap Index Fund -- .10%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing And Distribution Plan."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Nations Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly-owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares bear certain class specific expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently consists of more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer four classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares and Investor C Shares. This Prospectus relates only to the Investor C Shares of Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940, as amended (the "1940 Act") requires voting by fund.



As of July 31, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of certain classes of shares of Nations Fund Trust and therefore could be considered to be a controlling person of these classes and series of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a Sales Support Agreement") with Stephens ("Selling Agents").


There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for "IRA" investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Account ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent or sub-transfer agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business

Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable Contingent Deferred Sales Charge ("CDSC"). The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a cer-tified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor C Shares purchased prior to August 1, 1997 may be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privi-lege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Daily Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.


If a shareholder acquired Investor C Shares of a Nations Funds non-money market fund or Daily Shares of a Nations Funds money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares. Additionally, when an investor exchanges Investor C Shares of a Nations Funds non-money market fund for shares of the same class of another non-money market fund or Daily Shares of any money market fund of Nations Funds, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.



The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent or Nations Funds.


   Shareholder Servicing And Distribution
   Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees, provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.



The Trustees also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed
 .25% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor C Shares for various services provided in connection with Customers' accounts. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.



Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed .75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Dividends from net investment income are declared and paid monthly by Nations Managed Index Fund. Dividends from net investment income are declared and paid each calendar quarter by Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually.


Investor C Shares of the Funds are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares.

Corporate investors in a Fund may be entitled to the dividends-received deduction on all or a portion of such Fund's dividends.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denomi-nated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Each Fund may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options), and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. Government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illi-quidity of a Fund holding such securities may increase during such period.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

Prospectus


                                       DAILY SHARES
                                     AUGUST 1, 1997
This Prospectus describes the investment portfolios
(each a "Fund" and collectively, the "Money Market
Funds"), listed in the column to the right, of Nations Fund Trust and Nations Fund, Inc., each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Money Market Fund -- Daily Shares
(formerly named Investor D Shares).


EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.


This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Daily Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about Nations Fund Trust and Nations
Fund, Inc. is contained in separate Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission
(the "SEC") and are available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAIs dated August 1, 1997 are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean NBAI and/or
TradeStreet as the context may require.
SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
                                                     Nations Prime
                                                         Fund

                                                     Nations Treasury
                                                        Fund

                                                     Nations Government
                                                        Money Market
                                                        Fund

                                                     Nations Tax
                                                        Exempt Fund





                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                              (Nations Funds Logo Appears here)


NF-96148-897

                             Table  Of  Contents

About The Funds              Prospectus Summary                                3

                             Expenses Summary                                  4

                             Financial Highlights                              5

                             Objectives                                        9


                             How Objectives Are Pursued                        9


                             How Performance Is Shown                         12


                             How the Funds Are Managed                        13


                             Organization And History                         16






About Your Investment       How To Buy Shares                                17


                             How To Redeem Shares                             19


                             How To Exchange Shares                           21


                             Shareholder Servicing And Distribution Plans     22


                             How The Funds Value Their Shares                 23



                             How Dividends And Distributions Are Made; Tax
                             Information                                      24


                             Appendix A -- Portfolio Securities               25


                             Appendix B -- Description Of Ratings             32

                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

     (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

     (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

     (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

     (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to the Funds. See "How The Funds Are Managed."


(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations Prime Fund, Nations Treasury Fund,
         Nations Government Money Market Fund and Nations Tax Exempt Fund declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Although each Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."

(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. Investor C Shares exchanged for Daily Shares must have a current value of at least $1,000. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Daily Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

DAILY SHARES

                                                                                                         Nations
                                                                   Nations       Nations Treasury   Government Money
SHAREHOLDER TRANSACTION EXPENSES                                 Prime Fund            Fund            Market Fund

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge                                                   .00%1              .00%1              .00%1

                                                                   Nations
                                                                 Tax Exempt
SHAREHOLDER TRANSACTION EXPENSES                                    Fund
Sales Load Imposed on Purchases                                     None
Deferred Sales Charge                                                   .00%1

ANNUAL FUND OPERATING EXPENSES

Management Fees (After Fee Waivers)                                     .16%               .16%               .14%
(as a percentage of average net assets)
Rule 12b-1 Fees (After Fee Waivers)                                     .25%               .25%               .25%
Shareholder Servicing Fees                                              .25%               .25%               .25%
Other Expenses                                                          .14%               .14%               .16%
Total Operating Expenses (After Fee Waivers)                            .80%               .80%               .80%

Management Fees (After Fee Waivers)                                     .16%
Rule 12b-1 Fees (After Fee Waivers)                                     .25%
Shareholder Servicing Fees                                              .25%
Other Expenses                                                          .14%
Total Operating Expenses (After Fee Waivers)                            .80%


1 Shares acquired through an exchange remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the shares exchanged. See "How To Buy Shares" and "How To Sell Shares -- Contingent Deferred Sales Charge" below.
EXAMPLES:

You would pay the following expenses on a $1,000 investment in Daily Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                         Nations
                                                                   Nations            Nations          Government
                                                                    Prime            Treasury             Money
                                                                    Fund               Fund            Market Fund

1 Year                                                                  $ 8                $ 8                $ 8
3 Years                                                                 $26                $26                $26
5 Years                                                                 $44                $44                $44
10 Years                                                                $99                $99                $99


                                                                   Nations
                                                                 Tax Exempt
                                                                    Fund
1 Year                                                                  $ 8
3 Years                                                                 $26
5 Years                                                                 $44
10 Years                                                                $99



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. Certain figures contained in the above table are based on amounts incurred during the Funds' most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Daily Shares of the indicated Fund would have been as follows:
Nations Prime Fund -- .20%, .45% and 1.04%, respectively; Nations Treasury
Fund -- .20%, .45% and 1.04%, respectively; Nations Government Money Market
Fund -- .40%, .45% and 1.26%, respectively; and Nations Tax Exempt Fund -- .40%,
 .45% and 1.24%, respectively.



THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.



   Financial Highlights
The following financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND


                                                                                 YEAR           PERIOD          PERIOD
                                                                                ENDED           ENDED           ENDED
DAILY SHARES                                                                   03/31/97      03/31/96(a)      05/31/95*
Operating performance:
Net asset value, beginning of period                                          $     1.00      $     1.00      $     1.00
Net investment income                                                             0.0470          0.0439          0.0173
Distributions from net investment income                                         (0.0470)        (0.0439)        (0.0173)
Total dividends and distributions                                             $  (0.0470)     $  (0.0439)     $  (0.0173)
Net asset value, end of period                                                $     1.00      $     1.00      $     1.00
Total return++                                                                      4.80%           4.49%           1.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $    9,010      $       40      $        2
Ratio of operating expenses to average net assets                                   0.80%           0.67%+          0.55%+
Ratio of net investment income to average net assets                                4.71%           5.25%+          4.98%+
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            0.85%           0.74%+          0.63%+
Net investment income per share without waivers and/or expense
  reimbursements                                                              $   0.0466      $   0.0434      $   0.0165


 * Nations Prime Fund Daily Shares commenced operations on February 9, 1995.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND


                                                                                 YEAR           PERIOD          PERIOD
                                                                                ENDED           ENDED           ENDED
DAILY SHARES                                                                   03/31/97      03/31/96(a)      05/31/95*
Operating performance:
Net asset value, beginning of period                                          $     1.00      $     1.00      $     1.00
Net investment income                                                             0.0455          0.0404          0.0167
Distributions from net investment income                                         (0.0455)        (0.0404)        (0.0167)
Distributions from net realized capital gains                                         --              --              --
Total dividends and distributions                                                (0.0455)        (0.0404)        (0.0167)
Net asset value, end of period                                                $     1.00      $     1.00      $     1.00
Total return++                                                                      4.66%           4.09%           1.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $   16,323      $        2      $        2
Ratio of operating expenses to average net assets                                   0.80%           0.64%+          0.55%+
Ratio of net investment income to average net assets                                4.59%           5.18%+          4.74%+
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            0.85%           0.71%+          0.60%+
Net investment income per share without waivers and/or expense
  reimbursements                                                              $   0.0450      $   0.0399      $   0.0162


 * Nations Treasury Fund Daily Shares commenced operations on February 9, 1995. + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A DAILY SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND


                                                                                 YEAR           PERIOD          PERIOD
                                                                                ENDED           ENDED           ENDED
DAILY SHARES                                                                   03/31/97      03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of period                                          $     1.00      $     1.00      $     1.00
Net investment income                                                             0.0453          0.0157          0.0418
Dividends from net investment income                                             (0.0453)        (0.0157)        (0.0418)
Distributions from net realized capital gains                                         --              --              --
Total dividends and distributions                                                (0.0453)        (0.0157)        (0.0418)
Net asset value, end of period                                                $     1.00      $     1.00      $     1.00
Total return++                                                                      4.63%           1.58%           4.38%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $    7,860      $        2      $        2
Ratio of operating expenses to average net assets                                   0.80%           0.71%+          0.55%+
Ratio of net investment income to average net assets                                4.53%           4.79%+          5.33%+
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            1.07%           1.00%+          0.82%+
Net investment income per share without waivers and/or expense
  reimbursements                                                              $   0.0426      $   0.0147      $   0.0397


 * Nations Government Money Market Fund Daily Shares commenced operations on February 10, 1995.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TAX EXEMPT FUND


                                                                                 YEAR           PERIOD          PERIOD
                                                                                ENDED           ENDED           ENDED
DAILY SHARES                                                                   03/31/97      03/31/96(a)      11/30/95*
Operating performance:
Net asset value, beginning of period                                          $     1.00      $     1.00      $     1.00
Net investment income                                                             0.0270          0.0090          0.0243
Distributions from net investment income                                         (0.0270)        (0.0090)        (0.0243)
Distributions from net realized capital gains                                         --              --              --
Total dividends and distributions                                                (0.0270)        (0.0090)        (0.0243)
Net asset value, end of period                                                $     1.00      $     1.00      $     1.00
Total return++                                                                      2.73%           0.91%           2.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $    2,334      $        2      $        2
Ratio of operating expenses to average net assets                                   0.80%           0.69%+          0.45%+
Ratio of net investment income to average net assets                                2.75%           2.96%+          3.47%+
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            1.05%           0.97%+          0.72%+
Net investment income per share without waivers and/or expense
  reimbursements                                                              $   0.0244      $   0.0081      $   0.0225


 * Nations Tax Exempt Fund Daily Shares commenced operations on February 10,
   1995.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


   How Objectives Are Pursued


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agree-ments secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."


NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."


The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal

Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."

INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.


Each Fund may not:
1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.



RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Funds to value their investments on the basis of amortized cost (see "How The Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, as amended, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one

NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown

From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.


In addition to Daily Shares, the Funds offer Primary A, Primary B, Investor A, Investor B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below) or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contain the names of and general background information concerning each Director of Nations Fund, Inc.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Fund, if the Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; and .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.



For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of .055% of the average daily net assets of each Fund.


From time to time, NBAI (and/or TradeStreet) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees and/or expenses payable by a Fund.


For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .14% and Nations Tax Exempt
Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agree-ment advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .16% and Nations Treasury Fund -- .16%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Prime Fund -- .055% and Nations Treasury Fund -- .055%.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.

Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.

Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.


Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to
 .10% of each Fund's average daily net assets.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .09% and Nations Tax Exempt Fund -- .09%.



For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09% and Nations Treasury Fund -- .09%.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/ dealer. Nations Funds has entered into distribution agreements with Stephens that provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Daily Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A., ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Funds except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Nations Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess including all Nations' Money Market Funds.


First Data serves as transfer agent (the "Transfer Agent") for each Fund's Daily Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.


EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Daily Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Daily Shares may bear certain class specific expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Funds currently offer six separate classes of shares -- Investor A, Investor B, Investor C, Daily, Primary A and Primary B Shares. This Prospectus relates only to the Daily Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of instances where the 1940 Act requires voting by fund.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of

Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Daily Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

The Funds have established various procedures for purchasing Daily Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a share-holder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Shares acquired through an exchange of Investor C Shares of a non-money market fund must have a current value of at least $1,000. No sales load or exchange fee is imposed upon the purchase of Daily Shares of a Fund through an exchange. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Daily Shares ("Servicing Agents"). Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens, and Nations Funds may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing And Distribution Plans."



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Daily Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Agent transmitting the order, and any funds received will be returned promptly to the sending Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Daily Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


The Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Daily Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONE TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A Shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share, less any applicable CDSC, next determined after receipt of the order by Stephens or by the Transfer Agent. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds.



Redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Agents. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.



Nations Funds may redeem a shareholder's Daily Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Daily Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Daily Shares purchased through an exchange from Investor C Shares that were purchased prior to August 1, 1997 will be subject to a CDSC of .50% if redeemed within one year of the initial purchase of the Investor C Shares exchanged. Daily Shares purchased directly are not subject to a CDSC. The CDSC is imposed on the lesser of the net asset value of the Daily Shares redeemed or the initial purchase price of the Investor C Shares exchanged to acquire the Daily Shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price of the exchanged Investor C Shares, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the initial purchase of any Investor C Shares, all purchases are deemed to have been on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of initial purchase of Investor C Shares.


The CDSC will be waived on redemptions of Daily Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986 (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations), (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distribution to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Daily Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Daily Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Daily Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a shareholder of a Fund if the value of the Daily Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Daily shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Daily shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Daily Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.


   How To Exchange Shares

The exchange feature enables a shareholder of Daily Shares of a Money Market Fund to exchange such shares for Investor C Shares of a Non-Money Market Fund or Daily Shares of another Money Market Fund when that shareholder believes that a shift between funds is an appropriate investment decision. An exchange of Daily Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Daily Shares that meets the requirements discussed in this section. If a shareholder acquires shares in exchange for Daily Shares of a Fund, the acquired shares will remain subject to the CDSC applicable to the Investor C Shares exchanged to acquire the subject Daily Shares. In addition, the remaining period of time (if any) that the CDSC will be in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Daily Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


Daily Shares may be exchanged by directing a request directly to the Agent through which the original Daily Shares were purchased or in some cases Stephens or the Transfer Agent. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Agent through which the original shares were purchased. Investors should consult their Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Agent.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the Prospectus. Exchanges will occur on or about the 15th or last day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.


   Shareholder Servicing And
   Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Daily Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees or the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Daily Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Daily Shares; providing sub-accounting with respect to Daily Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Daily Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.


DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors also have approved a Distribution Plan with respect to Daily Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of Daily Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees or Board of Directors provided that the annual rate may not exceed 0.45% of the average daily net asset value of a Fund's Daily Shares. Payments to Stephens pursuant to the Distribution Plan will be used primarily to compensate or reimburse Stephens for distribution services provided by Stephens and related expenses incurred by Stephens, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred by, such Selling Agents.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.50% of the offering price per share on all sales of Daily Shares to retirement plans as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.



Nations Funds understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Daily Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Shareholder Servicing Agreement with Nations Funds. The Sales Support Agreements and Shareholder Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.


   How The Funds Value Their Shares

The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.


The assets of each Fund are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Daily Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Daily Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Daily Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Daily Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Daily Shares will be reduced by the amount of retail transfer agency fees allocated to Daily Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income tax on amounts distributed in accordance with the Code.
Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA is generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchanges and redemptions in-kind) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a share-holder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.


NATIONS TAX EXEMPT FUND: As a regulated investment company, Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage-backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage-backed securities, see the related SAI.



Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are gen-erally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Treasury Fund and Nations Government Money Market Fund will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, each of the Funds (except Nations Tax Exempt
Fund) may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities ("U.S. Government Securities"), or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if a Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, the Fund may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments that: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


FOREIGN SECURITIES: Foreign securities include debt obligations (dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, dividends and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs, ADSs, GDRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers that, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Funds sells their shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.


SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by a trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Assocation; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. The Funds will invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest three ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest three ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1, respectively.

The following summarizes the highest three ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest three ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The two highest rating categories of D&P for short-term debt are D-1 and D-2. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:


     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term ratings described above.

For commercial paper, Fitch uses the short-term ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the three highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.
     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the two highest short-term debt ratings used by IBCA:


     A1+ -- Where issues possess a particularly strong credit feature.


     A1 -- Obligations supported by the highest capacity for timely repayment.

                               NATIONS FUND TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                      Nations Government Money Market Fund
                             Nations Tax Exempt Fund
                               Nations Value Fund
                           Nations Capital Growth Fund
                          Nations Emerging Growth Fund
                            Nations Equity Index Fund
                           Nations Managed Index Fund
                       Nations Managed SmallCap Index Fund
                        Nations Managed Value Index Fund
                    Nations Managed SmallCap Value Index Fund
                         Nations Disciplined Equity Fund
                          Nations Balanced Assets Fund
                   Nations Short-Intermediate Government Fund
                         Nations Short-Term Income Fund
                         Nations Diversified Income Fund
                       Nations Strategic Fixed Income Fund
                          Nations Municipal Income Fund
                    Nations Short-Term Municipal Income Fund
                    Nations Intermediate Municipal Bond Fund
                Nations Florida Intermediate Municipal Bond Fund
                       Nations Florida Municipal Bond Fund
                Nations Georgia Intermediate Municipal Bond Fund
                       Nations Georgia Municipal Bond Fund
                Nations Maryland Intermediate Municipal Bond Fund
                      Nations Maryland Municipal Bond Fund
             Nations North Carolina Intermediate Municipal Bond Fund
                   Nations North Carolina Municipal Bond Fund
             Nations South Carolina Intermediate Municipal Bond Fund
                   Nations South Carolina Municipal Bond Fund
               Nations Tennessee Intermediate Municipal Bond Fund
                      Nations Tennessee Municipal Bond Fund
                 Nations Texas Intermediate Municipal Bond Fund
                        Nations Texas Municipal Bond Fund
                Nations Virginia Intermediate Municipal Bond Fund
                      Nations Virginia Municipal Bond Fund

                       INVESTOR SHARES AND PRIMARY SHAREs

                                 August 1, 1997

         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed thirty-five investment portfolios of Nations Fund Trust (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 1997 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained by writing Nations Funds, c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854.

                                TABLE OF CONTENTS

                                                                            Page

INTRODUCTION................................................................. 1

FUND TRANSACTIONS AND BROKERAGE ............................................. 2

ADDITIONAL INFORMATION ON FUND INVESTMENTS................................... 6
         Asset Backed Securities............................................. 6
         Commercial Instruments.............................................. 9
         Repurchase Agreements............................................... 9
         Reverse Repurchase Agreements....................................... 10
         Lending Securities.................................................. 10
         American Depositary Receipts........................................ 10
         Futures, Options and Other Derivative
               Instruments................................................... 11
         When-Issued Purchases and Forward
               Commitments................................................... 15
         Municipal Securities................................................ 15
         Insured Municipal Securities........................................ 39
         Real Estate Investment Trusts....................................... 39
         Guaranteed Investment Contracts..................................... 39
         Variable- and Floating- Rate
               Instruments................................................... 40
         Stand-by Commitments................................................ 40
         Variable- and Floating-Rate Government
               Securities.................................................... 41
         Lower Rated Debt Securities......................................... 42
         Dollar Roll Transactions............................................ 43
         Foreign Currency Transactions....................................... 44
         Interest Rate Transactions.......................................... 44
         Illiquid Securities................................................. 45
         Other Securities.................................................... 45
         Additional Investment Limitations................................... 45

NET ASSET VALUE ............................................................. 48
         Money Market Funds.................................................. 48
         Non-Money Market Funds.............................................. 49
         Exchange Privilege.................................................. 50
         DESCRIPTION OF SHARES .............................................. 50
         Dividends and Distributions......................................... 51

ADDITIONAL INFORMATION CONCERNING TAXES ..................................... 52
         Federal Taxes - In General.......................................... 52
         Excise Tax on Regulated Investment
               Companies..................................................... 54
         Sale or Redemption of Shares........................................ 55

         Tax Rates........................................................... 56
         Foreign Shareholders................................................ 56
         Special Tax Considerations Pertaining to the Value, Capital Growth,
               Emerging Growth, Equity Index, Disciplined Equity, Managed Index, Managed SmallCap Index, Managed Value Index, Managed SmallCap Value Index, Balanced Assets, Short-Intermediate Government, Short-Term Income, Diversified Income and Strategic
               Fixed Income Funds ........................................... 56
         Special Tax Considerations Pertaining to the Municipal
               Income, Short-Term Municipal Income, Intermediate
               Municipal Bond, State Intermediate Municipal Bond
               and the State Municipal Bond Funds............................ 57

TRUSTEES AND OFFICERS ....................................................... 62
         Nations Funds Retirement Plan....................................... 66
         Nations Funds Deferred Compensation Plan............................ 66
         Compensation Table.................................................. 67
         Shareholder and Trustee Liability................................... 68

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING, SHAREHOLDER
ADMINISTRATION AND DISTRIBUTION AGREEMENTS .................................. 68
         Investment Adviser.................................................. 68
         Investment Styles................................................... 75
         Administrator and Co-Administrator.................................. 79
         Custodian and Transfer Agent........................................ 82
         Shareholder Servicing Agreements
               (Primary B Shares Only)....................................... 82
         Shareholder Administration Plan
               (Primary B Shares Only)....................................... 83
         Distribution Plans and Shareholder
               Servicing Arrangements for Investor Shares.................... 84

DISTRIBUTOR ................................................................. 96

INDEPENDENT ACCOUNTANT AND REPORTS........................................... 97

COUNSEL ..................................................................... 97

ADDITIONAL INFORMATION ON PERFORMANCE ....................................... 97
         Yield Calculations.................................................. 97
         Total Return Calculations.......................................... 107

MISCELLANEOUS .............................................................. 119
         Certain Record Holders............................................. 119

SCHEDULE A.................................................................. A-1

SCHEDULE B.................................................................. B-1

SCHEDULE C.................................................................. C-1

                                  INTRODUCTION

         Nations Fund Trust ("Trust") was organized on May 6, 1985 under the name "MarketMaster Trust," and in March 1992 changed its name to "Nations Fund," and in September 1992 changed its name to "Nations Fund Trust." The Trust's fiscal year end is March 31; prior to 1996, the Trust's fiscal year end was November 30. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is a sub-investment adviser. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.

         Nations Fund Trust currently consists of thirty-five different investment portfolios. This SAI pertains to the Primary A, Primary B, Investor A, Investor B, Investor C and Daily (formerly called Investor D) Shares of the following investment portfolios of Nations Fund Trust: Nations Government Money Market Fund ("Government Money Market Fund") and Nations Tax Exempt Fund ("Tax Exempt Fund") (collectively, the "Money Market Funds") and the Primary A, Primary B, Investor A, Investor B (formerly called Investor N) and Investor C Shares of Nations Value Fund ("Value Fund"), Nations Capital Growth Fund ("Capital Growth Fund"), Nations Emerging Growth Fund ("Emerging Growth Fund"), Nations Equity Index Fund ("Equity Index Fund"), Nations Managed Index Fund ("Managed Index Fund"), Nations Managed SmallCap Index Fund ("Managed SmallCap Index Fund"), Nations Managed Value Index Fund ("Managed Value Index Fund"), Nations Managed SmallCap Value Index Fund ("Managed SmallCap Value Index Fund"), Nations Disciplined Equity Fund ("Disciplined Equity Fund"), Nations Balanced Assets Fund ("Balanced Assets Fund"), Nations Short-Intermediate Government Fund ("Short-Intermediate Government Fund"), Nations Municipal Income Fund ("Municipal Income Fund"), Nations Short-Term Municipal Income Fund ("Short-Term Municipal Income Fund"), Nations Intermediate Municipal Bond Fund ("Intermediate Municipal Bond Fund"), Nations Short-Term Income Fund ("Short-Term Income Fund"), Nations Diversified Income Fund ("Diversified Income Fund"), Nations Strategic Fixed Income Fund ("Strategic Fixed Income Fund"), Nations Florida Intermediate Municipal Bond Fund ("Florida Intermediate Municipal Bond Fund"), Nations Georgia Intermediate Municipal Bond Fund ("Georgia Intermediate Municipal Bond Fund"), Nations Maryland Intermediate Municipal Bond Fund ("Maryland Intermediate Municipal Bond Fund"), Nations North Carolina Intermediate Municipal Bond Fund ("North Carolina Intermediate Municipal Bond Fund"), Nations South Carolina Intermediate Municipal Bond Fund ("South Carolina Intermediate Municipal Bond Fund"), Nations Tennessee Intermediate Municipal Bond Fund ("Tennessee Intermediate Municipal Bond Fund"), Nations Texas Intermediate Municipal Bond Fund ("Texas Intermediate Municipal Bond Fund"), Nations Virginia Intermediate Municipal Bond Fund ("Virginia Intermediate Municipal Bond Fund"), Nations Florida Municipal Bond Fund ("Florida Municipal Bond Fund"), Nations Georgia Municipal Bond Fund ("Georgia Municipal Bond Fund"), Nations Maryland Municipal Bond Fund ("Maryland Municipal Bond Fund"), Nations North Carolina Municipal Bond Fund ("North Carolina Municipal Bond Fund"), Nations South Carolina Municipal Bond Fund ("South Carolina Municipal Bond Fund"), Nations Tennessee Municipal Bond Fund ("Tennessee Municipal Bond Fund"), Nations Texas Municipal Bond Fund ("Texas Municipal Bond Fund"), and Nations Virginia Municipal Bond Fund ("Virginia Municipal Bond Fund") (collectively, "Non-Money Market Funds," and with the Money Market Funds, the "Funds"). The Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to herein as the ("State Intermediate Municipal Bond Funds"). The Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia

Municipal Bond Fund are sometimes collectively referred to herein as the ("State Municipal Bond Funds"). The Primary A Shares and Primary B Shares of the Funds are sometimes collectively referred to as "Primary Shares." The Investor A, Investor B, Investor C and Daily Shares of the Funds are sometimes collectively referred to as "Investor Shares."

         As of the date of this SAI, no shares of the Managed Value Index Fund or the Managed SmallCap Value Index have been sold. As a result, certain financial information and performance data is not available and thus not included in this SAI.

         Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses. No investment in Primary Shares or Investor Shares should be made without first reading the related Prospectuses.

                         FUND TRANSACTIONS AND BROKERAGE

         Subject to the general supervision of the Board of Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed.

         Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         Securities purchased and sold by the Non-Money Market Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         In executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser may cause a Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Trust's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the staff of the Adviser can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. It is the opinion of the Adviser that because the broker research supplements rather than replaces their research, the receipt of such research does not tend to decrease their expenses, but tends to improve the quality of their investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of portfolio transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. It is the opinion of the Adviser that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Adviser's investment advice. The advisory fees paid by the Trust are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         The Trust will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, or the co-administrator, or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by the Securities and Exchange Commission (the "SEC"). In addition, the Trust will not give preference to correspondents of NationsBank N.A. ("NationsBank") or its affiliates with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Certain affiliates of NationsBank Corporation and its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by the Tax Exempt Fund, the Municipal Income Fund, the Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds (the "Tax-Free Bond Funds"). NationsBank or certain of its affiliates may serve as trustee, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Tax-Free Bond Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of NationsBank is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the Investment Company Act of 1940 (the "1940 Act"), and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to such Rule.

         Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which NationsBank or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         NationsBank has agreed to maintain its policy and practice of conducting its trust department independently of its commercial department. In making investment recommendations for the Funds, trust department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for those Funds' accounts are customers of the commercial department. In dealing with commercial customers, the commercial department will not inquire or take into consideration whether securities of those customers are held by the Trust.

         Investment decisions for each Fund are made independently from those for the Trust's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         During the fiscal periods ended March 31, 1997 and 1996, and for the fiscal year ended November 30, 1995, the Trust and the Funds did not pay brokerage commissions to NationsBanc Securities, Inc., NationsBanc Capital Markets, Inc., or Stephens.


         The indicated Fund paid aggregate brokerage commissions for the fiscal year ended March 31, 1997: Managed SmallCap Index Fund --$54,486.18; Disciplined Equity Fund - $288,643.86; Equity Index Fund - $115,828.91; Emerging Growth Fund
- $554,981.41; Capital Growth Fund - $1,584,909.43; Managed Index Fund - $24,684.19; Value Fund - $1,784,504.83; and Balanced Assets Fund - $1,065,293.04.


         The portfolio turnover rates described in the Prospectuses are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may also be affected by the cash requirements for redemptions of shares and by requirements which enable a Fund to receive certain favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

         ASSET-BACKED SECURITIES

         IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage-and non-mortgage backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("GNMA"), by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S.
Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables.

         The development of non-mortgage backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser, as adviser to each Fund, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

         COMMERCIAL INSTRUMENTS

         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or by foreign corporations and foreign commercial banks.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by these Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable-rate master demand notes must satisfy the Adviser that criteria similar to the following are met;
(a) if rated by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), the instruments are rated in the highest rating category for short-term obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated are
(i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by the Board of Trustees on the advice of the Adviser. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser.

         Variable- and floating- rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable- or floating-rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable- and floating- rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         REPURCHASE AGREEMENTS

         The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian, or a sub-custodian, in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Trust under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         LENDING SECURITIES

         To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

         AMERICAN DEPOSITARY RECEIPTS

         The Non-Money Market Funds (consistent with their investment policies and objectives) may invest in American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, including those set forth in the Prospectuses for the Funds under "Appendix A -- Foreign Securities."

         FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         Certain of the Funds may purchase put and call options which are traded on a national securities exchange in an amount not exceeding 5% of its net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

         FUTURES CONTRACTS AND RELATED OPTIONS. In addition, the Adviser may determine that it would be in the interest of a Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by one of the Funds, or of securities which one of them intends to purchase. For example, a Fund may enter into transactions involving a stock or bond index futures contract, which is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks or bonds in the index is made. During the coming fiscal year, each of these Funds intends to limit its transactions in futures contracts and options thereon so that: (i) no more than 5% of a Fund's total assets would be committed to initial margin deposits or premiums on such contracts and (ii) immediately after entering into such contracts, no more than 30% of a Fund's total assets would be represented by such contracts.

         OPTIONS TRADING. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by a Fund, for example, when it owns the underlying securities and put options are "covered" by the Fund, for example, when it has established a segregated account of cash, cash equivalents or securities which can be liquidated promptly to satisfy any obligation of a Fund to purchase the underlying securities. A Fund also may write combinations of puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the gross income of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which the Fund purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for a Fund to close out its written option positions.

         A Fund also may purchase put or call options in anticipation of changes in interest rates which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option and, unless the price of the underlying security changes sufficiently, the option may expire without value.

         A Fund may write and purchase options on securities both for hedging purposes and in an effort to increase current income. Options on securities that are written or purchased by a Fund will be traded on U.S. and foreign exchanges and over-the-counter.

         The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed applicable limitations on the amount of a Fund's assets that may be invested in illiquid securities. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the applicable SEC test regarding illiquid securities.

         As stated in the related Prospectuses, each Fund may purchase put and call options listed on a national securities exchange. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

         A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price, and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

         When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund involved for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

         FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indices of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         At any time prior to the expiration of a futures contract, a trader may elect to close out a Fund's position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by a party is required to be paid to the exchange clearing corporation, while any profit due to a party must be delivered to it.

         Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         An option, whether based on a futures contract, a stock index or an equity security, becomes worthless to the holder when it expires. A position in an option may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction subject to the availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the party's profit or loss on the transaction.

         The use of futures contracts and options does involve certain transaction costs and risks. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's holdings. The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. While a Fund will establish a future or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require such Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. Income earned from transactions in futures contracts and options thereon would be treated in part as a short-term, and in part as a long-term, capital gain and, if not offset by net realized capital losses, generally would be subject to Federal income taxes.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.


         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         MUNICIPAL SECURITIES

         GENERALLY. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from regular Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Although the Municipal Income Fund and the State Municipal Bond Funds invest primarily in Municipal Securities with long-term maturities, the Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds invest primarily in Municipal Securities with intermediate-term maturities, they may also purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes, and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. The State Intermediate Municipal Bond Funds may also invest in long-term tax-exempt instruments.

         Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Trust cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         The following information relating to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds supplements information relevant to each of those Funds in the related Prospectuses.

         FLORIDA. Florida is the fourth most populous state with an estimated 1996 population of 14,400,000. By the year 2000, population will likely exceed 15 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on a global character. Trade and tourism have become international and this has fueled foreign retirement migration. The character and dynamism of Florida has changed considerably in recent decades and the state is considered a bellwether indicator for the health of national economic trends.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. During the period of strong national expansion in the mid to late 1980's, Florida's population growth reached a peak of 400,000 per year. Today, as this country enters its fifth year of economic expansion, population growth in Florida exceeds 250,000 per year.

         The emergence of Florida as one of the most populous states in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's growth was so rapid that a significant backlog of need emerged which, today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. During the ten year period ending in 1994, Florida real property values increased 70 percent from $376 billion to $641 billion. Residential property values account for over $400 billion in value. Despite the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. Today these values still account for 17 percent of Florida property values as they did a decade ago. There is now over $100 billion in real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the state. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 20 percent from 1985-1994, Florida's value of defense contracts has increased 12 percent to nearly $6 billion over the same period.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. Because of rapid population growth however, per capita State debt remains well below the national average. In 1994, the outstanding state debt, among all states, was $1,582 per capita compared with $1,044 in Florida.

         Part of the focus on needs and services at the state level comes from the philosophy behind Florida's growth management legislation, passed in 1985. This legislation recognized the need to preserve Florida's unique quality of life in the face of rapid growth and development and expanding demands for physical infrastructure and social services. One of the key components of this legislation is a rule requiring infrastructure be in place concurrent with new development. In addition, the growth management legislation gave rise to the designation of developable urban areas through an update of all locally land use plans, a policy to discourage urban sprawl and a program to purchase environmentally sensitive lands.

         The Growth Management Act of 1985 and the concurrency rule has affected Florida's economic growth and development in some regions of the state and could continue to impact the economy in the future. In addition, the location of new development will be more carefully scrutinized with respect to environmental sensitivity and natural resource limitations. Growth management legislation will affect all areas of the state with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced ten years subject to growth management rules, it appears that The Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other state funded environmental land preservation programs.

         At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this regional economy. The area accounts for just under one-third of the state's population. Hurricane Andrew struck south Dade County in fall, 1992. Some 80,000 homes were destroyed along with local businesses. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. Other factors helping to diminish agriculture locally include environmental preservation efforts in sugarcane lands, and the effect of foreign competition due to NAFTA on local winter fruit and vegetable growers. In 1996, Florida led the nation in housing starts. The demand for new single and multi-family homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Naples, in southwest Florida, led the nation in the highest per capita number of building permits. Ongoing redevelopment in downtown Jacksonville and the new construction of public schools in the Orlando area, for instance, are worthy examples of infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the state because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. More recently improved infrastructure and access in Southwest Broward has fueled development there.

         Southwest Florida has emerged as a strong growth market. Traditionally very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has begun building its tenth public university in Lee County, near the Fort Myers airport. The university will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world-class resort/vacation destination. The presence of Disney World, studio theme parks and other tourist oriented recreational parks drives the Central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services section. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has began to expand its motion picture and theme park facilities. Expansion began in 1995 and will employ an additional 14,000 workers when completed. Disney World has also financed and begun construction of its fourth theme park covering 500 acres and adjacent residential and commercial developments. Strong growth in tourism and large land areas available for expansion suggest this region will lead the state in population growth through the end of the century. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation home owners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in Southwest and Southeast Florida.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The local economy is dominated by the logging and paper industries, defense and retirement. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid-1980s, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the state, population growth from national retirement migration sources are increasing.

         The Florida Panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This areas of the state has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the state is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The State of Florida has no ad valorem taxing power. General obligation bonds payable from ad valorem taxes and maturing more than twelve months (other than certain refunding bonds) after issuance may be issued to finance capital projects authorized by law and only if the issuance of such bonds is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         A test was developed by the Florida Supreme Court for analyzing the constitutional ability of an issuer to issue revenue bonds where a significant portion of the proceeds would be used for private or non-governmental benefit. Generally, these types of securities are referred to as industrial revenue bonds or private activity bonds. Unless a particular use for the proceeds of a private activity bond has been constitutionally or legislatively sanctioned (such as multifamily and single family housing revenue bonds) or tested in the courts, a determination must be made that the project to be financed with the proceeds of the private activity bond will serve a paramount public purpose. The paramount public purpose doctrine is designed to protect public funds from being exploited in assisting or promoting private ventures when the public would be, at the most, only incidentally benefited.

         Generally, an issuer may pledge something less than all of its available non-ad valorem revenues without voter approval, subject to the parameters established by the Florida Supreme Court. The Florida Supreme Court, in Volusia v. State, 417 So.2d 968 (Fla. 1982), refused to validate capital improvement bonds which were to be used for the construction of a new jail and which were secured by a pledge of all legally available, unencumbered revenues of the county other than its ad valorem taxes, and by a further pledge to maintain the programs and projects from which the unencumbered revenues were derived. The Court held that the practical effect of such a pledge was to require increased ad valorem taxes. The Court reasoned that a general pledge of all available non-ad valorem revenues and the covenant by the issuer to maintain the source of such non-ad valorem revenues was thought to have more than a mere incidental affect on the ad valorem taxing power of an issuer, and therefore a bond referendum would be required. The Florida Supreme Court, in State v. Brevard County, 539 So.2d 461 (Fla. 1989), however, confirmed a lower court bond validation where a county's obligations to make payments under a lease-purchase arrangement were to be secured solely by non-ad valorem revenues budgeted for such purpose during any fiscal year. The arrangement did not violate the State Constitutional provision requiring voter approval in issuing the certificates of indebtedness since the County did not also covenant to maintain the programs and projects from which the non-ad valorem revenues were to be derived.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. The lease payments made by the issuer may be derived from both ad valorem and non-ad valorem revenues of the issuer. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

         When a mortgage, with a right of foreclosure, on real or personal property (owned by a unit of government) is given to secure a bond, the Florida courts have held that a pledge of such mortgage requires voter approval. In effect, ad valorem taxes are indirectly pledged because, as the Florida Supreme Court reasoned, the legislative body affected by such foreclosure might feel "morally compelled" to levy taxes to prevent the loss of assets through foreclosure. As a result, the majority of revenue bonds issued in the State of Florida are not additionally secured by a mortgage on the governmental property being financed. This prohibition is applicable even if the issuer has no taxing power.

         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the budget stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds and charges for services imposed by local, regional or school district governing bodies.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         State bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors. However, State bonds pledging the full faith and credit of the State may be issued without a referendum to finance the construction of air and water pollution control and abatement and solid waste disposal facilities to be operated by a political subdivision of the State or by an agency of the State.

         All forms of taxation other than ad valorem taxes are preempted to the State, except as provided by general law. The State is prohibited from collecting ad valorem taxes, which are taxes that are levied on real estate or tangible personal property.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Bonds issued pursuant to the State Bond Act must be validated in accordance with Florida Statutes. Once an issuer decides to finance a project with bonds issued pursuant to the State Bond Act, a bond validation proceeding is held in circuit court to determine whether the proposed bond issuance complies with Florida law. The court makes findings on the questions of whether the issuing body had the power to incur bonded debt and whether it exercised that power in accordance with the law. The court may not weigh the fiscal feasibility of the proposed bonds in the validation determination. The circuit court judgment is final on all matters, other than constitutional issues, raised at the validation hearing after time for appeal to the Supreme Court of Florida has elapsed. Refunding bonds and bonds issued to finance or refinance capital outlay projects for the system of public education are not required to be validated.

         The legislature has the power to confer on political subdivisions the power to issue bonds, notes and other forms of indebtedness, except as otherwise restricted by State and federal constitutional provisions, and such power is conferred on municipal corporations, cities, counties and a variety of other specially created districts and authorities. The bond validation process described above is also available to such units of local government. In most cases, bond validations are not statutorily mandated and many general obligation and revenue bond issues have not been validated.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         GEORGIA. The state government of Georgia has one of the lowest debt levels, per capita, of all states in the United States, which is reflective of the very conservative fiscal approach taken by elected state officials, even through the state has enjoyed a strong economy over the past few years. Typically, general obligation bonds of the state are issued pursuant to the powers granted under Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that the bonds are the direct and general obligations of the state. The key language is provided under
Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides as follows:

                 "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). Such debt may be validated by judicial proceedings in the manner provided by law. Such validation shall be incontestable and conclusive."

         The Georgia Constitution further mandates that the General Assembly "shall raise by taxation and appropriate each fiscal year . . . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution further provides for the establishment of a special trust fund which is designated the "State of Georgia General Obligation Debt Sinking Fund" which is used for the payment of annual debt service requirements on all general obligation debt.

         There are debt limitations provided under Article VII, Section IV, Paragraph II(b)-(e) of the Georgia Constitution which essentially provide that the cumulative annual debt service for both general obligation debt and guaranteed revenue debt shall not exceed 10% of the total revenue receipts, less refunds paid to the state treasury in the fiscal year immediately preceding the proposed issuance of any new debt. The Georgia Constitution prohibits state departments and agencies from circumventing the debt limitation provisions by not allowing such agencies to execute contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         The State of Georgia may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) Since this provision of the Constitution was enacted, there has been no temporary debt incurred by the state.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended and approved by the Georgia General Assembly. On June 30, 1996 the state had a revenue shortfall reserve fund of $313,385,534. Total net revenue collections for the fiscal year ended on June 30, 1996 were $11,166,835,592, which represented a 8.3890 increase over fiscal year 1995 collections of $10,303,573,061. Additionally, Georgia received $558,473,887 in revenue from the Georgia Lottery Corporation in fiscal year 1996; all lottery revenues are earmarked for educational expenditures.

         Georgia has a very bright economic future highlighted by a $3 billion stimulus to the economy which occurred by reason of Atlanta's hosting of the 1996 Summer Olympic Games. Manufacturing activity, particularly in the textile, apparel and carpet sectors, has increased dramatically as a result of increased home building. The real estate/construction industry is thriving and has emerged from a recession that had been caused by over-building of commercial office space and industrial parks in the late 1980s. In recent years, Georgia has enjoyed the economic stimulus caused by a number of major corporate relocations led by United Parcel Service of America, Inc. and Holiday Inn Worldwide. In 1996, Paragon Trade Brands, Inc., moved its headquarters to Atlanta from Seattle, Washington.

         On December 6, 1994, the United States Supreme Court reversed the Georgia Supreme Court's decision in Reich v. Collins, 263 Ga. 602 (1993) and held that Georgia resident federal retirees were entitled to refunds of pre-1989 taxes on federal retirement pension benefits. In response, the Governor signed H.B. 90 on February 1, 1995, permitting federal retirees who file timely claims to receive refunds for such taxes for tax years 1985-1988. Total potential liability is approximately $110,000,000 which is now being paid in four equal annual installments, the first of which occurred on October 15, 1995. The Reich case has now been dismissed.

         AGE INTERNATIONAL, INC. V. STATE, Fulton Superior Court Civil Action No. E-3793 and Fulton Superior Court Civil Action No. E-25073. These are two suits for refund which have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96,000,000 in refunds of alcohol beverage taxes, plus interest, imposed under Georgia's post-BACCHUS (468-U.S. 263) statute, O.C.G.A. ss. 3-4-60, I.E., as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23,000,000, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refunds of such type within the apparently applicable statutes of limitations for the years in question, i.e., 1989 through January, 1993. The cases are pending in the trial court at the discovery stage.

         DEKALB COUNTY V. SCHRENKO. This suit, originally filed in Federal District Court for the Northern District of Georgia, against the State School Superintendent and the State of Georgia is based on a claim that the State's funding formula for pupil transportation is unconstitutional and a local school board's claim that the State should finance the major portion of the costs of its desegregation program. The Plaintiffs are seeking approximately $67,500,000 in restitution. The Federal District Court ruled that the State's funding formula for pupil transportation is contrary to state law but ruled in the State's favor on the school desegregation costs issue. Motions to reconsider and amend the Court's judgment were filed by both parties. The State's motion was granted, in part, which reduced the required state payment to approximately $28,000,000, as of the date of decision. Notices of appeal and briefs to the Eleventh Circuit Court of Appeals were filed by both sides, and oral arguments on appeal were heard in October, 1996. The case is still pending in the Eleventh Circuit, awaiting the appellate court's ruling. The State intends to continue to defend the suit vigorously.

         BUSKIRK AND ESTILL V. STATE OF GEORGIA, ET AL. On September 1, 1994, plaintiffs in the case filed a civil action in the Superior Court of Fulton County, Georgia (No. E-31547) on behalf of all "classified employees of the State of Georgia or its agencies and departments during all or part of fiscal years 1992 through 1995 who were eligible to receive within grade pay increases and who would have received same were it not for a freeze within grade pay increases." The trial court granted the State's motion to dismiss and for summary judgment, which completely resolved the case in the State's favor. The case was appealed to the Georgia Supreme Court. Oral arguments before the Supreme Court were made in November, 1996, and on March 10, 1997, the Supreme Court affirmed the grant of summary judgment to the State. The plaintiffs' motion for rehearing is pending. If the plaintiffs prevail, the parties will conduct separate discovery on the issue of damages. The State believes that it has good and adequate defenses to the claims made, but, should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295,000,000, based on best estimates currently available.

         On August 2, 1995, a petition was filed in Dekalb County Superior Court (Civil Action File No. 95-10114-4) by the Lombard Corporation against Marcus Collins, Commissioner of the Georgia Department of Revenue, and Tom Scott, Tax Commissioner for Dekalb County. This petition attacked the constitutionality of the Georgia intangibles tax and sought a refund for previously paid intangibles taxes. During the 1996 Session of the Georgia General Assembly, the Georgia intangibles tax was legislatively repealed. On November 5, 1996, a constitutional amendment was approved by the voters of Georgia, which also repealed the intangibles tax, retroactively effective to January 1, 1996. Because of the legislative and constitutional repeal of the intangibles tax, combined with a third party payment of the Lombard Corporation's 1995 liability, the State of Georgia was granted summary judgment, which has not been appealed to the Georgia Supreme Court where a decision is expected within the next several weeks.

         There have been two other cases filed seeking refunds of the intangibles tax, Charles Pero v. T. Jerry Jackson, Civil Action No. E-47722, and Jack W. Shemaria v. T. Jerry Jackson, Civil Action No. 96-11005-4. Regardless of the outcome of these refund cases, the financial impact on the State of Georgia will be marginal since the intangibles taxes were paid to city and county governments and local boards of education, which historically received approximately $40 million per year in intangibles tax revenues.

         The above-referenced information is based on available public documents and oral representations made by officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases, as well as representations made as "Significant Contingent Liabilities" provided in the Official Statement dated April 1, 1997 for the issuance of $307,195,000 General Obligation Bonds (1997-A) by the State of Georgia.

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         MARYLAND. The public indebtedness of the State of Maryland and its instrumentalities is divided into four basic categories. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Maryland Department of Transportation issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. The Maryland Stadium Authority issues limited special obligation bonds and votes for purposes of financing stadiums and conference centers payable primarily from fixed rate financing of facility bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues, and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

         At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Neither the Maryland Constitution nor the public general laws of Maryland impose any general debt limit. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         The State Constitution prohibits the contracting of State debt unless authorized by a law providing for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of debt issuance. The Constitution also provides that the taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. As a matter of practice, general obligation bonds, other than small denomination bonds and refunding bonds, are issued to mature in serial installments designed to provide payment of interest only during the first two years and an approximately level annual amortization of principal and interest over the remaining years.

         The State has financed and expects to continue to finance the construction and acquisition of various facilities and equipment through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works.

         1996 Budget--On April 1, 1995, the General Assembly approved the Budget for fiscal year 1996. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $0.21 per $100 of assessed valuation; (iv) $2.8 billion in aid to local governments (reflecting a $161 million increase over fiscal year 1995 that provides for substantial increases in education, health, and police aid); (v) a $270 million general fund appropriation to the State Reserve Fund, $200 million of which is appropriated to the Revenue Stabilization Account; and
(vi) $134.1 million in general fund deficiency appropriations for fiscal year 1995, of which $60 million is an appropriation to the Revenue Stabilization Account of the State Reserve

Fund as previously mandated by the General Assembly. The Budget also includes $39 million in general funds for a 2% employee cost-of-living adjustment.

         The operating budget for fiscal year 1996 is to be funded with $7,394 million in general funds, $3,918 million in special and higher education funds, and $3,299 million in federal funds.

         The State's fiscal year 1996 capital program is proposed to be funded with $390 million in general obligation bonds, $93.5 million in general funds appropriated in the operating budget, $1,244.6 in special and federal funds (of which $1,055.2 is appropriated to the Department of Transportation), $131.9 million in revenue bonds, and $21.0 million in reappropriated prior years' capital appropriations. The proposed general obligation bond financed program includes $152 million for State facilities, $83 million for the construction and renovation of local elementary and secondary schools, and $155 million for various other grants and loan projects.

         When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million; it is currently estimated to be $1.0 million. At its December 12, 1995, meeting, the Board of Revenue Estimates lowered the estimate of fiscal year 1996 general fund revenues by $92 million. The Governor has proposed a plan to address this change that principally includes: (1) additional reversions for Medicaid and Nonpublic Special Education Placements of $22 million; (2) reduction of current general fund appropriations of $26 million; (3) transfer from the Revenue Stabilization Account of $18 million; and (4) use of unanticipated fiscal year 1995 surplus of $26 million. It is anticipated that the balance of the Revenue Stabilization Account after the transfer at June 30, 1996, will be $500 million.

         1997 Budget--On April 3, 1996, the General Assembly approved the budget for fiscal year 1997. The Budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds for the Annuity Bond Fund to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $2.9 billion in aid to local governments (reflecting a $121.5 million increase over fiscal year 1996 that provides for increases in education, health and police aid); and (v) $13.2 million in general fund deficiency appropriations.

         Legislation enacted by the 1996 General Assembly reorganized the State's personnel system and reformed the welfare and Medicaid programs; estimated fiscal year 1997 savings of $29 million ($19.5 million general funds) are incorporated into the fiscal year 1997 Budget. The legislation establishes a decentralized personnel management system, replacing the classified and unclassified services with skilled, professional, management, and executive services; a pay for performance plan; and early retirement during fiscal year 1997 for certain groups of employees. The welfare reform legislation limits welfare recipients to 60 months of cumulative cash assistance and requires adults to be in a State-defined work activity in order to receive more than 24 months of benefits; federal permission must be obtained before the new welfare program can be implemented. The Medicaid reform authorized the establishment of a mandatory managed care program for Medicaid recipients (consistent with federal law or federal waivers). The legislation requires managed care organizations to meet certain performance, access, and quality standards; it is anticipated the organizations will be paid prospectively.

         The operating budget is to be funded with $7,412 million in general funds, $4,112 million in special and higher education funds, and $3,117 million in federal funds.

         The State's fiscal year 1997 capital program is to be funded with $400 million in general obligation bonds (net of $12.1 million of prior year authorizations to be deauthorized), $66.8 million general funds appropriated in the operating budget, $1,297 million in special and federal funds (of which $1,099 million is appropriated to the Department of Transportation, including $71 million for infrastructure improvements related to the construction of Redskins Stadium in Prince George's County) and $69.8 million in revenue bonds other than those issued by the Department of Transportation. The general obligation bond financed program includes $229 million for education, $23 million for the environment, $41 million for business and job creation, $41 million for public safety, and $63 million for various other projects.

         Based on the 1997 Budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 1997, will be approximately $0.8 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1997, will be $465 million.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         NORTH CAROLINA. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the fiscal period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th.

         The North Carolina economy grew for the fifth straight year in 1996. The broadest measure of the State's economy, Gross State Product, grew at an estimated inflation-adjusted rate of 3.5% in 1996. This rate was slower, however, than that of 1995. Although the pace of economic expansion slowed in North Carolina in 1996, the State's unemployment rate remained between 4 and 4.5% in 1996. The inflation rate, measured at the retail level, was relatively stable at between 2.5 and 3% in 1996. An estimated 85,000 net new jobs were added to the North Carolina economy in 1996, with the leading job-creating-sectors being services, wholesale and retail trade, and transportation. North Carolina is expected to continue its pattern of economic growth, yet at a slower rate, in 1997, with the real output of goods and services in the State forecasted to increase between 2 and 2.5% in 1997.

         The fund balance of the State's General Fund grew by $397 million in 1996. The growth in tax and other revenues exceeded expectations this year, which directly contributed to the strong condition of the General Fund at year end. At June 30, 1996, the fund balance of the General Fund on the modified accrual basis was $1.4 billion, in comparison to a $1.02 billion balance at the end of 1995. The budget for the fiscal year ending June 30, 1997 projects an ending balance for the General Fund of $701.8 million.

         The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the Opinion of the Department of State Treasurer, however, any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

         Leandro, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education in five counties filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied; however, the North Carolina Court of Appeals reversed the trial court's decision and granted the motion. An appeal from that decision is pending with the North Carolina Supreme Court.

         Francisco case. On August 10, 1994, a class action lawsuit was filed against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for limited English proficient children. Discovery is underway but no trial date has been set.

         Bailey case. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the U.S. Supreme Court denied review. In the 1992 many of the same plaintiffs filed a new lawsuit alleging essentially the same claims.

         On May 31, 1995, the Superior Court issued an order ruling in favor of the plaintiffs. The court found that the repeal of the tax exemption on state and local government retirement benefits was null, void and unenforceable and that retirement benefits vested before 1989 are exempt from taxation. The North Carolina Attorney General has appealed the order to the North Carolina Supreme Court, and it estimates that the amount in controversy is approximately $40-45 million annually for the tax years 1989-92. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund for claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of state and local government retirement funds that were vested before August 1989.

         Patton case. Federal retirees filed a class action suit in 1995 seeking monetary relief for taxes paid since 1989. This action is being held in abeyance pending the outcome in Bailey. Should plaintiffs prevail in Bailey, such a result, these federal retirees allege, would re-establish the disparity for treatment between state and federal pension income that was held unconstitutional in Davis v. Michigan (1989). In Davis, the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. Potential refunds exceed $300 million.

         Faulkenbury v. Teachers' and State Employees' Retirement System, Peele
v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights.

The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members may amount to $50 million or more in Faulkenbury, $50 million or more in Peele and $15 million or more in Woodard, all of which are payable, at least initially, from the funds of the Retirement Systems. The North Carolina Court of Appeals and Supreme Court dismissed the fiduciary claims and certain of the constitutional claims. The primary claim for unconstitutional impairment of contract was tried in Superior Court in May, 1995, and the court issued an order in favor of the plaintiffs. In April of 1997, the North Carolina Supreme Court upheld the trial court's ruling. The plaintiffs also have filed actions in federal court asserting the same claims, along with claims for violations of constitutional rights in the taxation of disability benefits. The federal court actions have been stayed pending resolution of the actions in State Court.

         Fulton case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on the grounds that it violates the U.S. Constitution's commerce clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that paid the tax on stock it owned in companies that did all or part of their business outside the State. Plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in such corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year; however, the North Carolina Supreme Court reversed the Court of Appeals and reinstated the trial court's ruling, which had upheld the tax as constitutional, including the taxable percentage deduction. The plaintiff's petition for certiorari to the U.S. Supreme Court was granted, and on February 21, 1996, the U.S. Supreme Court declared the State's intangibles tax to be unconstitutional under the commerce clause and remanded the case to the North Carolina Supreme Court for its determination of the appropriate remedy for taxes improperly collected in years prior to the repeal of the tax.

         In February of 1997, the North Carolina Supreme Court ruled that the unconstitutional portion of the statute is severable and referred the matter to the North Carolina General Assembly for legislative action. This action may include paying refunds to taxpayers who paid the tax, but took appropriate steps to claim that a refund was due. The estimated cost of paying such refunds is approximately $150 million.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         SOUTH CAROLINA. The South Carolina Constitution mandates a balanced budget. If a deficit occurs, the General Assembly must account for it in the succeeding fiscal year. In addition, if a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve

Fund equal to two percent of General Fund Revenue for the latest completed fiscal year. The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316,000,000, and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly recently passed the Fiscal Year 1996-97 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to property tax relief and education.

         A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, has been filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. Plaintiffs have alleged that, as of October 5, 1995, they are owed $446,500,000. The State of South Carolina is vigorously defending the lawsuit but cannot predict the outcome or whether the State will have any financial liability.

         The Adviser believes that the information summarized above described some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         TENNESSEE. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 1996, the State of Tennessee's annual legal debt service limit of $382 million was well above the debt service required of $114 million, with a legal debt service margin of $268 million. Debt per capita equaled $135, and the ratio of net general long-term bonded debt to assessed property valuation was 1.29 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 1995-96. During fiscal year 1996, Tennessee continued several programs that were designed to position the State to remain competitive in attracting new jobs while addressing several problem areas for the State. The State continued its Basic Education Program which is designed to achieve salary equalization in teachers' salaries and to provide funding for enrollment growth. The State funded a Crime Package which provides for the construction of a new prison and the addition of new beds in prisons across the State to accommodate the growing number of prisoners. Finally, funding was restored for the Tennessee Industrial Infrastructure Program which provides grants and other incentives to attract and retain industries. As a major initiative, the State adopted aggressive welfare reform through its adoption of its Families First Initiative. This program is designed to lift welfare recipients from depending on state aid and to provide them with a range of services to enable the recipient to achieve independence.

         The economic outlook for Tennessee remains favorable. The State's economic diversity has improved substantially over the last twelve years. Investments announced in new and expanding business exceeded one billion dollars in each of those years and exceeded two billion in the last three years. The $3.3 billion in announced capital investments in 1995 was the largest year in Tennessee history. This growth created 17,347 new jobs in Tennessee for the year ended June 1996. As of June 1996, the State's unemployment rate was 5.2%, below the national average of 5.6%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 1996.

         TEXAS. The State has long been identified with the oil and gas industry, but the Texas economy has diversified, particularly with the growth of the computer and electronics industries. Oil and gas related industries accounted for 26% of the State's total output of goods and services in 1981, but currently account for only 10% of the State's economy. Service-producing sectors (which include transportation and public utilities; finance and insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to be significant to Texas' future growth. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is almost totally metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are the largest and most sparsely populated areas of the State, with an economy based on petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The gulf coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is based upon the public and private service sector, recreation/tourism and high-technology manufacturing. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, shifting export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Employment in the State increased steadily through the 70's and early 80's. However, in 1986, the Texas economy was battered by a recession induced by declining oil prices and a collapse in its real estate industry. The unemployment rate in Texas peaked at 8.9% in 1986. By the summer of 1988, the State had replaced jobs lost during this recession, although many were in lower-paying occupations. Although the Texas economy was slowed by the nation's 1990-91 recession, it did not fall into recession itself. The unemployment rate in Texas fell more than two percentage points from 1992 to 1995. Since reaching
7.5 percent in 1992, the unemployment rate improved to a rate below 6 percent in 1995. In 1996, the Texas Employment Commission reported that total nonfarm employment growth was around 3%.

         Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Employment during the past year also increased in the wholesale and retail trade, government, transportation, communications, public utilities, manufacturing and construction industries. Oil and gas mining experienced a job decline during the past year. The State's per capita personal income growth has exceeded the nation's each year since 1989. Per capita personal income compared to the national average peaked in 1981 at approximately 102% of the national average but steadily fell to a low of 88% of the national average in 1989 and has since increased to approximately 91% as of 1996.

         The State's general revenue fund provides an indication of the State's financial condition. Effective as of the beginning of fiscal 1994, numerous state funds were merged into the general revenue fund providing for a one-time gain of approximately $1.2 billion for the fund. In the fiscal year 1996, the general revenue fund accounted for most of the state's total revenue. Due to the state's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the state's number one source of income in fiscal 1996. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, dropped to second. Licenses, fees, fines and penalties are now the third largest source of revenue to the state, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the state's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The state has no personal or corporate income tax, although the state does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended 1992, 1993, 1994, 1995 and 1996, the general revenue fund contained a cash surplus of approximately $615 million, $1.633 billion, $2.239 billion, $2.110 billion and $2.271 billion, respectively.

         VIRGINIA. The Constitution of Virginia, in Section 9 of Article X provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from

Commonwealth tax collections. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Debt may also be issued by certain authorities and institutions of the Commonwealth.

         Section 9(a) of Article X authorizes general obligation debt to meet certain types of emergencies, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth (subject to limits on the amount and duration of the debt), and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued to meet casual deficits may not exceed thirty percent of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

         Section 9(b) of Article X authorizes general obligation debt for capital projects. The outstanding amount of Section 9(b) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years less the total amounts of bonds outstanding. The amount of Section 9(b) debt that the General Assembly may authorize for the current fiscal year is further limited to 25% of the aggregate Section 9(b) debt limit less Section 9(b) debt authorized in the current and prior three fiscal years. Also, the debt must be authorized by a vote of a majority of the members of each house of the General Assembly and approved in a state-wide election.

         Section 9(c) of Article X authorizes general obligation debt for revenue-producing capital projects. The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years. This debt must be approved by a vote of two-thirds of the members of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

         The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

         Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation increased by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. Various types of Section 9(d) revenue bonds are issued for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from the revenues derived from enterprises related to the operation of financed capital projects.

         The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicting that continuation of the lease is subject to funding by the General Assembly.

         The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired.

Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly.

         Virginia operates on a two-year budget.

         On December 20, 1993, Governor Wilder presented the Budget Bill for the 1994-96 Biennium. A new governor, George Allen, was elected on November 7, 1993 and took office on January 15, 1994. On January 21, 1994, Governor Allen submitted amendments to the budget with a financial impact totaling $89 million. Major amendments proposed by Governor Allen included provisions for a $30 million reserve fund for the anticipated settlement of the Harper v. Virginia Department of Taxation court case involving a dispute over taxation of federal retirees.

         The General Assembly amended the proposed budget and passed the resulting Budget Bill on March 12, 1994. The adopted Budget Bill did not include the Governor's proposed reserve fund to settle the Harper case.

         On April 11, 1994, Governor Allen submitted 38 amendments to the adopted Budget Bill for consideration by the General Assembly. Among other things, the amendments proposed to set aside a $40 million reserve fund for the Harper case. At the Veto Session held on April 20, 1994, the General Assembly approved most of the amendments submitted by the Governor, but did not agree to the reserve fund for the Harper settlement. However, at a Special Session commended on July 6, 1994, the General Assembly took action to enact a settlement package and set aside a $60 million reserve fund to settle the Harper case.

         The Budget Bill became effective as Chapter 966 of the 1994 Acts of Assembly (the 1994-96 Appropriations Act) on July 1, 1994.

         At a Special Session concluded September 30, 1994, the General Assembly passed, and sent to the Governor, legislation that would in effect lengthen the period certain convicted felons would be incarcerated and would incidentally increase the capital and operating costs to the Commonwealth of its prison system. At its 1995 Regular Session, the General Assembly authorized $118.7 million in new prison-related capital projects to be funded with bonds issued by the Virginia Public Building Authority.

         On December 19, 1994, the Governor presented to the General Assembly the 1995 Budget Bill, a bill proposing amendments to the current Appropriation Act, which appropriated funds for the 1994-96 biennium. The 1995 General Assembly Session ended on February 25, 1995. The 1995 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1995 Budget Bill with his amendments to the General Assembly for consideration at its two-day reconvened session held on April 7-8, 1995. The General Assembly made final revisions to the Budget Bill and re-submitted it to the Governor for his final approval. The Governor signed the 1995 Budget Bill, as amended by the General Assembly, on May 5, 1995.

         On December 18, 1995, the Governor presented to the General Assembly the Budget Bill for the 1996-98 biennium. The 1996-98 Budget Bill focused on three key areas: education, public safety, and economic development. The Budget Bill provided about $1,4119.9 million in spending increases above the level necessary to continue FY 1996 workloads and costs. Of these increases, $107.2 million resulted from the deposits to the Revenue Stabilization Fund ($66.6 million is scheduled for deposit on June 30, 1997 and an estimated $40.6 million is scheduled for deposit on June 30, 1998). The remainder provided the state share of Standards of Quality for public schools, proposed increases in higher education, increased spending for adult and juvenile corrections, proposed expansion of economic development activities in several areas, and mandated increases in several entitlement programs in health and human resources, primarily for Medicaid. The proposed budget included more than $200 million to cover installment payments on the settlement and the recent ruling by the Virginia Supreme Court in favor of retirees who did not settle in the HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

         The 1996 General Assembly Session ended on March 11, 1996. The 1996-98 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor then returned the 1996-98 Budget Bill to the General Assembly for consideration at its one-day reconvened session held on April 17, 1996. The General Assembly re-submitted the 1996-98 Budget Bill, as amended, to the Governor for his final approval. The 1996-98 Budget Bill, as amended, became effective as Chapter 912 of the 1996 Acts of Assembly (the 1996-98 Appropriation
Act) on April 17, 1996.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         In DAVIS V. MICHIGAN (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of HARPER V. VIRGINIA DEPARTMENT OF TAXATION.

         In a Special Session, the Virginia General Assembly on July 9, 1994 passed emergency legislation to provide payments to federal retirees in settlement of the retirees' claims as a result of DAVIS. The settlement payments are to be made over a five-year period, commencing March 31, 1995. The total amount of authorized appropriations for the settlement is $340 million (payment to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through March 31, 1999, subject to appropriation by the General Assembly).

         On September 15, 1995 the Supreme Court of Virginia rendered its decision in HARPER. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth will not seek an appeal or rehearing of this decision. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.4 million, including interest earnings. The total cost of refunding all Virginia income taxes paid on federal government pensions was $418.4 million, $340 million for the settlement and $78.4 million as a result of the judgment. Of this total amount, $60 million was paid in March 1995 and $78.4 million was paid in November 1995 leaving a balance to be paid of $280 million.

         NationsBank believes that the information summarized above describes some of the more significant matters relating to the Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund. The sources of the information are the official statements of issuers located in the Commonwealth, other publicly available documents, and oral statements from various state agencies. NationsBank has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         INSURED MUNICIPAL SECURITIES

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

         REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended.

         GUARANTEED INVESTMENT CONTRACTS

         Guaranteed Investment Contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GICs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GICs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

         VARIABLE- AND FLOATING-RATE INSTRUMENTS

         The Funds may purchase variable-rate and floating rate obligations as described in the Prospectuses. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

         Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

         STAND-BY COMMITMENTS

         The Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

         VARIABLE- AND FLOATING-RATE GOVERNMENT SECURITIES

         Government securities that have variable- or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining a Fund's average weighted maturity. The remaining maturities of such obligations will be determined as follows: (i) a government security with a variable- or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (ii) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (iii) a government security with both a variable- or floating rate of interest as described in clause (i) and a demand or put feature as described in clause (ii) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         LOWER RATED DEBT SECURITIES

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         DOLLAR ROLL TRANSACTIONS

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

         Dollar roll transactions consist of the sale by a fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

         FOREIGN CURRENCY TRANSACTIONS

         Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Certain of the Funds also may purchase and write options on such futures contracts. These investments will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the portfolio securities of a Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.

         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

         INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which the Non-Money Market Funds may enter are interest rate swaps and the purchase or sale of related caps and floors. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, and floors are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, or floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to a Fund's net obligation, if any.

         ILLIQUID SECURITIES

         Certain of the Non-Money Market Funds may invest up to 15% of their net assets, and certain of the Money Market Funds may invest up to 10% of their net assets, in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

         OTHER SECURITIES

         For additional information regarding options and futures, see "Schedule B." For additional information regarding mortgage-backed securities, see "Schedule C."

         ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in the related Prospectuses, the Funds are subject to the investment limitations enumerated in this subsection which may be changed with respect to one of these Funds only by a vote of the holders of a majority of such Fund's outstanding shares (as defined in this SAI).

         None of these Funds may:

         1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

         2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). (For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.)

         3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

         4. Invest in real estate or real estate limited partnership interests (the Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein). This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g. the New York Stock Exchange).

         5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

         In addition, certain non-fundamental investment restrictions are applicable to various investment portfolios, including the following:

         1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

         2. No Fund of the Trust will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operations of relevant business experience.

         3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

         5. Each of the Government Money Market Fund and the Nations Tax Exempt Fund may not purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

         6. No Fund of the Trust will purchase securities of companies for the purpose of exercising control.

         7. No Money Market Fund of the Trust will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and
                  Section 4(2) of the Securities Act of 1933 that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

         8. No Non-Money Market Fund of the Trust will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) under the Securities Act of 1933 that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

         9. No Fund of the Trust will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

         10. No Fund of the Trust will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

         11. No Fund of the Trust will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

         In order to permit the sale of shares of the Trust in certain states, the Trust may make commitments more restrictive than the investment policies and limitations described above and in the Prospectuses. Should the Trust determine that any such commitment is no longer in its best interest, it will revoke the commitment by terminating sales of its shares to investors residing in the state involved.

                                 NET ASSET VALUE

         MONEY MARKET FUNDS

         The Money Market Funds use the amortized cost method of valuation to value shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the security.

         Each of the Money Market Funds invest only in high quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         NON-MONEY MARKET FUNDS

         With respect to the Equity Funds and Balanced Fund, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Bond Funds, securities will be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

         With respect to each Non-Money Market Fund, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange (the "Exchange"). The values of such securities used in computing the net asset value of the shares of the Funds are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Trustees.

         The Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related Prospectuses from time to time. The Trust also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of Nations Fund Trust's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Investor Shares or Primary Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

         EXCHANGE PRIVILEGE

         By use of the exchange privilege, the holder of Investor Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

         The Funds and each of the other funds of Nations Funds may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Trust upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

         The current prospectuses for the Investor Shares and Primary Shares of each Fund describes the exchange privileges available to investors in such Investor Shares and Primary Shares, respectively.

         Primary Shares of the Funds are offered and sold on a continuous basis by the Distributor acting as agent. As stated in the Prospectuses for the Primary Shares, Primary Shares are sold to bank trust departments and other financial institutions (primarily to NationsBank and its affiliated and correspondent banks) (collectively, "Institutions") acting on behalf of customers maintaining a qualified trust account or relationship at the Institution.

                              DESCRIPTION OF SHARES

         Nations Fund Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of units of beneficial interest ("shares") and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty-five series of shares which are described in this SAI. Each Money Market Fund is divided into six classes of shares: Investor A Shares, Investor B Shares, Investor C Shares, Daily Shares, Primary A Shares and Primary B Shares. Each Non-Money Market Fund generally is divided into five classes of shares: Investor A Shares, Investor B Shares, Investor C Shares, Primary A Shares and Primary B Shares. However, the Equity Index Fund only issue Primary A Shares, Primary B Shares and Investor A Shares.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the Trust's respective investment portfolios, of any general assets of the Trust not belonging to any particular investment portfolio which are available for distribution. Shareholders of a Fund are entitled to participate, in proportion to the net asset value of the class or series of shares held, in the net distributable assets of a particular Fund involved in liquidation, based on the number of shares of the Fund that are held by such shareholders.

         As stated in the Prospectuses, shareholders of each of the Funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the holders of a particular class or series of shares. In addition, shareholders of each investment portfolio of the Trust will vote in the aggregate and not by portfolio, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of shareholders of a particular portfolio. Rule 18f-2 (the "Rule") under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by the matter. An investment portfolio is affected by a matter unless it is clear that the interests of each investment portfolio in the matter are substantially identical or that the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio. Under the Trust's Declaration of Trust, when the Board of Trustees determines that a matter to be voted upon affects only the interests of the shareholders of one or more but not all the Funds, only the shareholders of the Fund or Funds so affected will be entitled to vote on the matter.

         The Trust's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to
(a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another investment portfolio of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any investment portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed at their net asset value or converted into shares of another class or series of the Trust's shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the Fund's portfolio securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act.

         DIVIDENDS AND DISTRIBUTIONS

         MONEY MARKET FUNDS. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the amortization of market discount (including, in the case of the Tax Exempt Fund, market discount on tax-exempt obligations purchased after April 30,
1993) and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Funds prorated to a Fund on the basis of its relative net assets. Shares of the Money Market Funds begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (e.g., the settlement date).

         NON-MONEY MARKET FUNDS. With respect to the Non-Money Market Funds, net investment income for dividend purposes consist of items (i), (ii) and (iii) discussed above with respect to the Money Market Funds and dividend or distribution income on such assets.

         Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible changes to the law, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

         The Trust has received a private letter ruling from the Internal Revenue Service to the effect that: the differing fees imposed on the different classes of Shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; the differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Trust paying different dividends or distributions on the different classes of Shares will not constitute "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code").

         FEDERAL TAXES - IN GENERAL

         Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of its net short-term capital gains over net long-term capital losses) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code some of which are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement; a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months ("Short-Short Gains"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's principal business of investing in stock or securities (or options or futures thereon). Because of the limitations on Short-Short Gains, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, these limitations will not prevent a Fund from disposing of specific investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for purposes of Short-Short Gains. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of Short-Short Gains. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued, but was not previously recognized pursuant to an available election, during the period of time the Fund held the debt obligation. In addition, under the rules of Section 988 of the Code, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of Short-Short Gains, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of loss on the disposition of an asset held as part of a straddle may be deferred to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gains, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

         The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. A Tax Free Bond Fund, however, is generally not a suitable investment for retirement plans because such retirement plans would not gain any benefit from the tax-exempt nature of the Tax Free Bond Fund's dividends because such dividends would be ultimately taxable to the beneficiaries when distributed to them. Investors should contact their Selling Agents for details concerning retirement plans.

         The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. A Tax Free Bond, however, is generally not a suitable investment for retirement plans because such retirement plans would not gain any benefit from the tax-exempt nature of the Tax Free Fund's dividends because such dividends would be ultimately taxable to the beneficiaries when distributed to them. Investors should contact their Selling Agents for details concerning retirement plans.

         Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, such Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A nondeductible 4% excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         For purposes of the corporate alternative minimum tax (the "AMT") and the "environmental tax", the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income ("AMTI"). However, corporate shareholders will generally be required to take the full amount of any dividend received from the Equity Income Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

         Prior to purchasing shares in one of the Non-Money Market Funds, the impact of dividends or distributions which are expected to be or have been, declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

         SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (or substantially identical shares) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital in nature and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent capital gains plus, in the case of a taxpayer filing an individual tax return, $3,000 of ordinary income. None of the Money Market Funds expect to realize long-term capital gains, and therefore, do not foresee payment of any capital gain.

         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         TAX RATES

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

         FOREIGN SHAREHOLDERS

         Under the Code, a nonresident alien individual, foreign estate (i.e., the income of which is not subject to federal income taxation regardless of its source), foreign trust (i.e, a U.S. court is not able to exercise primary supervision over administration of that trust or a U.S. fiduciary does not have authority to control substantial decisions of that trust), foreign corporation (each a "foreign shareholder"), or foreign shareholder who or that is a partner of an entity taxable as a partnership for federal income tax purposes ("a foreign partner") will be subject to U.S. withholding tax (at a 30% or lower income treaty rate, if applicable) on distributions of net investment income by a Fund to such foreign shareholder (or, in the case of a foreign partner, such foreign partner's share of partnership income attributable to such distributions). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to such foreign shareholder's U.S. "permanent establishment"), in which case the reporting and withholding requirements applicable to U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE VALUE FUND, CAPITAL GROWTH FUND, EMERGING GROWTH FUND, EQUITY INDEX FUND, DISCIPLINED EQUITY FUND, MANAGED INDEX FUND, MANAGED SMALLCAP INDEX FUND, MANAGED VALUE INDEX FUND, MANAGED SMALLCAP VALUE INDEX FUND, BALANCED ASSETS FUND, SHORT-INTERMEDIATE GOVERNMENT FUND, SHORT-TERM INCOME FUND, DIVERSIFIED INCOME FUND AND STRATEGIC FIXED INCOME FUND

         With respect to the Value Fund, Capital Growth Fund, Emerging Growth Fund, Equity Index Fund, Disciplined Equity Fund, Managed Index Fund, Managed SmallCap Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund some investments may be subject to special rules which govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The amount of any realized gain or loss on closing out a forward contract will generally result in a realized capital gain or loss for tax purposes.

         Transactions that may be engaged in by the Funds (such as futures contracts and options on stock indices and futures contracts) will be subject to a special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss arising from the actual or deemed disposition of a Section 1256 contract is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Internal Revenue Service has held in several private rulings that gains arising from Section 1256 contracts will not be treated as Short-Short Gains if the gains arise from a deemed disposition. A Fund may elect not to have this special tax treatment apply to Section 1256 contracts that are part of "mixed straddles" with other investments of the Fund that are not Section 1256 contracts.

         In the case of an overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

         Investment returns received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by nonresident investors. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will be unable to take a deduction or receive a tax credit with respect to such foreign taxes in computing their U.S. tax liability, since investment by the Funds in foreign investments is limited.

         SPECIAL TAX CONSIDERATIONS PERTAINING TO THE MUNICIPAL INCOME FUND, SHORT-TERM MUNICIPAL INCOME FUND, INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

         As described above and in the Prospectuses, the Tax-Free Bond Funds are designed to provide investors with current tax-exempt interest income. Each Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of a Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Fund's dividends being tax-exempt.

         The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds are designed to provide investors with a high level of income exempt from Federal and, with respect to the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida state intangibles tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income tax, and the Tennessee Hall Income Tax on unearned income, respectively. Florida and Texas do not presently impose any income tax but Florida currently imposes a state intangibles tax on intangible personal property.

Exempt-interest dividends may be treated by the shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. An exempt-interest dividend is any dividend or part thereof paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of the Funds' taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by a Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of the total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the same Fund with respect to such year, regardless of the period for which the shares were held. In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations.

         Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by a Fund. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed, or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

         The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to the federal alternative minimum tax (the "AMT") on individuals and corporations at the applicable tax rates. As of the printing of this SAI, individuals are subject to AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders are advised to consult their tax advisers with respect to other "tax preference items" and "adjustments" which must be considered when calculating the shareholders' AMT. Corporate shareholders will generally be required to include all interest on municipal bonds and other tax-exempt obligations (including exempt-interest dividends paid by a Fund) in adjusted current earnings in calculating federal alternative minimum taxable income. The receipt of tax-exempt amounts may also affect corporate federal environmental tax liability.

         Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes if that Fund distributes exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. Such disallowance does not apply to losses realized under a periodic redemption plan. Further, the Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this SAI.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of substantially all Federal and, in the case of the Florida Intermediate Municipal Bond Fund and Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund and Georgia Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund and Maryland Municipal Bond Fund, North Carolina

Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund and Tennessee Municipal Bond Fund, and Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, Florida State intangible tax, and the Georgia, Maryland, North Carolina, South Carolina, or Virginia state income taxes, and the Tennessee Hall Income Tax on unearned income, respectively, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         Distributions other than exempt-interest dividends, including distributions of interest in Municipal Securities issued by other issuers and all long-term and short-term capital gains will be subject to state income tax (other than Florida and Texas) unless specifically exempted by statute including, in the case of Virginia, statutory provisions creating the agency or political subdivision.

         Florida does not impose a personal income tax, but does impose an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised the Fund that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year the portfolio of such Fund consists exclusively of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts. Nations Funds has received a Technical Assistance Advisement from the Florida Department of Revenue confirming the foregoing.

         Although the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund anticipate that the portfolio will exclusively contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year, it may be possible that the portfolio will have a small portion of its assets invested temporarily in assets on such date which are not exempt from Florida's annual intangible personal property tax. In this situation, only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Owners of shares in the Nations Florida Intermediate Municipal Bond Fund or Nations Florida Municipal Bond Fund should consult their tax advisers with specific reference to their own tax situation if advised that a portion of the portfolio of such Funds consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         The Georgia state intangibles tax was legislatively repealed by action of the General Assembly during the 1996 Session and was also repealed by a constitutional amendment approved by the voters of Georgia on November 5, 1996. The repeal of the Georgia intangibles tax was made retroactively effective to January 1, 1996.

         Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's shareholders who are residents of Maryland must add to their federal adjusted gross income 50% of their federal tax preference items (which include interest amounts from private activity bonds) the sum total of which is in excess of $10,000 for an individual return (or $20,000 for a joint return) when determining their Maryland adjusted gross income. Shareholders who are nonresidents of Maryland are required to include only those tax preference items that are based on income taxable in Maryland.

         Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                              TRUSTEES AND OFFICERS

         The Trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Trustees who are "interested persons" of the Trust (as defined in the 1940 Act) are indicated by an asterisk (*).

                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        -----------------------------------
Edmund L. Benson, III, 60                     Trustee               Director, President and Treasurer, Saunders &
Saunders & Benson, Inc.                                             Benson, Inc. (insurance); Trustee, Nations
728 East Main Street                                                Institutional Reserves, Director, Nations Fund,
Suite 400                                                           Inc., Nations LifeGoal Funds, Inc. and Nations
Richmond, VA  23219                                                 Fund Portfolios, Inc.

James Ermer, 54                               Trustee               Senior Vice President -- Finance, CSX Corporation
13705 Hickory Nut Point                                             (transportation and natural resources);  Director,
Midlothian, VA  23112                                               National Mine Service; Director, Lawyers Title
                                                                    Corporation; Trustee, Nations Institutional
                                                                    Reserves; Director, Nations Fund, Inc., Nations
                                                                    LifeGoal Funds, Inc. and Nations Fund Portfolios,
                                                                    Inc.

William H. Grigg, 64                          Trustee               Since April 1994, Chairman and Chief Executive
Duke Power Co.                                                      Officer; November 1991 to April 1994, Vice
422 South Church Street                                             Chairman, Duke Power Co.; from April 1988 to
PB04G                                                               November 1991, Executive Vice President --
Charlotte, NC  28242-0001                                           Customer Group, Duke Power Co., Director, Hatteras
                                                                    Income Securities, Inc., Nations Government Income
                                                                    Term Trust 2003, Inc., Nations Government Income
                                                                    Term Trust 2004, Inc., Nations Balanced Target
                                                                    Maturity Fund, Inc., Nations Fund, Inc., Nations
                                                                    LifeGoal Funds, Inc. and Nations Fund Portfolios,
                                                                    Inc.; Trustee, Nations Institutional Reserves

Thomas F. Keller, 65                          Trustee               R.J. Reynolds Industries Professor of Business
Fuqua School of Business                                            Administration and Dean, Fuqua School of Business,
P.O. Box 90120                                                      Duke University; Director LADD Furniture, Inc.,
Duke University                                                     Director, Wendy's International Mentor Growth Fund
Durham, NC  27708-0120                                              and Cambridge Trust; Director, Hatteras Income
                                                                    Securities, Inc., Nations Government Income
                                                                    Term Trust 2003, Inc., Nations Government
                                                                    Income Term Trust 2004, Inc., Nations
                                                                    Balanced Target Maturity Fund, Inc.; Nations
                                                                    Fund, Inc., Nations LifeGoal Funds, Inc. and



                                       62

                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        -----------------------------------
                                                                    Nations Fund Portfolios, Inc.;
                                                                    Trustee, Nations Institutional Reserves.

Carl E. Mundy, Jr., 62                        Trustee               Commandant, United States Marine Corps, from July
9308 Ludgate Drive                                                  1991 to July 1995, Commanding General, Marine
Alexandria, VA  22309                                               Forces Atlantic, from June 1990 to June 1991;
                                                                    Director, Nations Fund, Inc., Nations LifeGoal
                                                                    Funds, Inc. and Nations Fund Portfolios, Inc.;
                                                                    Trustee, Nations Institutional Reserves.

A. Max Walker*, 75                            President, Trustee    Financial consultant, formerly President, A. Max
4580 Windsor Gate Court                       and Chairman of the   Walker, Inc.; Director and Chairman of the Board,
Atlanta, GA  30342                            Board                 Hatteras Income Securities, Inc., Nations
                                                                    Government Income Term Trust 2003, Inc., Nations
                                                                    Government Income Term Trust 2004, Inc., Nations
                                                                    Balanced Target Maturity Fund, Inc.; Nations Fund,
                                                                    Inc., Nations LifeGoal Funds, Inc. and Nations
                                                                    Fund Portfolios, Inc.; President and Chairman of
                                                                    the Board of Trustees, Nations Institutional
                                                                    Reserves.

Charles B. Walker, 58                         Trustee               Since 1989, Director, Executive Vice President,
Ethyl Corporation                                                   Chief Financial Officer and Treasurer, Ethyl
330 South Fourth Street                                             Corporation (chemicals, plastics and aluminum
Richmond, VA  23219                                                 manufacturing); since 1994, Vice Chairman, Ethyl
                                                                    Corporation and Vice Chairman, Chief Financial
                                                                    Officer and Treasurer, Albemarle Corporation;
                                                                    Director, Nations Fund, Inc., Nations LifeGoal
                                                                    Funds, Inc. and Nations Fund Portfolios, Inc.;
                                                                    Trustee, Nations Institutional Reserves.

                                       63

                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        -----------------------------------

Thomas S. Word, Jr.*, 59                      Trustee               Partner, McGuire Woods Battle & Boothe (law);
McGuire, Woods, Battle & Boothe                                     Director, Vaughan Bassett Furniture Company,
One James Center, 8th Floor                                         Director V-B/Williams Furniture Company, Inc.;
Richmond, VA  23219                                                 Director, Nations Fund, Inc., Nations LifeGoal
                                                                    Funds, Inc. and Nations Fund Portfolios, Inc.;
                                                                    Trustee, Nations Institutional Reserves.

Richard H. Blank, Jr., 40                     Secretary             Since 1994, Vice President of Mutual Funds
Stephens Inc.                                                       Services, Stephens Inc. 1990 to 1994, Manager
                                                                    Mutual Fund Services, Stephens Inc. 1983 to 1990,
                                                                    Associate in Corporate Finance Department,
                                                                    Stephens Inc.; Secretary, Nations Institutional
                                                                    Reserves, Nations Fund Trust, Nations Fund, Inc.,
                                                                    Nations LifeGoal Funds, Inc. and Nations Fund
                                                                    Portfolios, Inc.

Michael W. Nolte, 36                          Assistant Secretary   Associate, Financial Services Group of Stephens
Stephens Inc.                                                       Inc.

Louise P. Newcomb, 44                         Assistant Secretary   Corporation Syndicate Associate, Stephens Inc.
Stephens Inc.

James E. Banks, 41                            Assistant Secretary   Since 1993 Attorney, Stephens Inc.; Associate
Stephens Inc.                                                       Corporate Counsel, Federated Investors; from 1991
                                                                    to 1993, Staff Attorney, Securities and Exchange
                                                                    Commission from 1988 to 1991.

Richard H. Rose, 42                           Treasurer             Since 1994, Vice President, Division Manager,
First Data Investor Services Group, Inc.                            First Data Investor Services Group, Inc., since
One Exchange Place                                                  1988, Senior Vice President, The Boston Company
Boston, MA  02109                                                   Advisors, Inc.;  Treasurer, Nations Institutional
                                                                    Reserves, Nations Fund, Inc., Nations LifeGoal
                                                                    Funds, Inc. and Nations Portfolios, Inc.

Joseph C. Viselli, 33                         Assistant Treasurer   Since 1994, Director, First Data Investor Services
First Data Services Group, Inc.                                     Group, Inc., since 1992, Assistant Vice President,
One Exchange Place                                                  The Boston Company Advisors, Inc., since 1989,
Boston, MA  02109                                                   Senior Accountant, Price Waterhouse LLP

                                       64

                                              POSITION WITH         PRINCIPAL OCCUPATION DURING
NAME, ADDRESS AND AGE                           THE TRUST           PAST 5 YEARS AND CURRENT DIRECTORSHIPS
---------------------                         --------------        -----------------------------------

Steven Levy, 32                               Assistant Treasurer   Since 1977, Vice President of Fund Accounting,
                                                                    First Data Investor Services Group, Inc.; prior to
                                                                    1997, Investment Operations Manager, Franklin
                                                                    Templeton Group and Assistant Vice President of
                                                                    Fund Accounting, Scudder, Stevens and Clark, Inc.


         Mr. Rose serves as Treasurer to certain other investment companies for which First Data (the "Co-Administrator") or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.

         Each Trustee of the Trust is also a Director of Nations Fund, Inc. and Nations Fund Portfolios, Inc. and a trustee of Nations Institutional Reserves, each, a registered investment company that is part of the Nations Funds Family of funds. Richard H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Steven Levy, Michael W. Nolte, Louise P. Newcomb and James E. Banks, Jr. also are officers of Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves.

         Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or committee thereof). All Trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers receive no direct remuneration in such capacity from the Trust. No person who is an officer, director, or employee of NationsBank or its affiliates serves as an officer, Trustee, or employee of the Trust. The Trustees and officers of Nations Funds own less than 1% of the shares of the Trust.

         The Trust has adopted a Code of Ethics which, among other things, prohibits each access person of the Trust from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a Trustee or officer of the Trust, (ii) any employee of the Trust (or any company in a control relationship with the Trust) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Trust, and (iii) any natural person in a control relationship with the Trust who obtains information concerning recommendations made to the Trust regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Trust any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual funds shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Trust's access persons, other than its "disinterested" Trustees, submit reports to the Trust's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN

         Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by the Adviser. If a trustee retires before reaching age 65, no benefits are payable. Each eligible trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate trustee's fees payable by the Funds during the calendar year in which the trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible trustee in quarterly installments for a period of no more than five years. If an eligible trustee dies after attaining age 65, the trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each trustee are unsecured and subject to the general creditors of the Funds.

NATIONS FUNDS DEFERRED COMPENSATION PLAN

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring trustee's retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a trustee's termination of service. If a deferring trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the trustee's death. If a deferring trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

                               COMPENSATION TABLE

                                     AGGREGATE           PENSION OR RETIREMENT    ESTIMATED ANNUAL   TOTAL COMPENSATION FROM
         NAME OF PERSON          COMPENSATION FROM      BENEFITS ACCRUED AS PART   BENEFITS UPON       REGISTRANT AND FUND
         POSITION (1)              REGISTRANT (2)           OF FUND EXPENSES         RETIREMENT           COMPLEX (3)(4)
         --------------          -----------------      ------------------------   ---------------    -----------------------

Edmund L. Benson, III,            $11,581.89            $23,071.34                  $11,535.67        $ 84,042.84
Trustee                                                                                                 (50% Def'd)

James Ermer                        21,460.49             23,071.34                   11,535.67          46,716.94
Trustee

William H. Grigg                        0.00             23,071.34                   11,535.67         115,933.25
Trustee                                                                                                (100% Def'd)

Thomas F. Keller                      178.90             23,071.34                   11,535.67         124,575.75
Trustee                                                                                                    (100% Def'd)

A. Max Walker                      24,861.99             23,071.34                   11,535.67          75,322.94
Chairman of the Board

Charles B. Walker                  22,590.83             23,071.34                   11,535.67          51,238.33
Trustee

Thomas S. Word                        417.01             23,071.34                   11,535.67         118,926.66
Trustee                                                                                                (100% Def'd)

Carl E. Mundy, Jr.                 23,054.25             23,071.34                   11,535.67           52,092.00
Trustee                            ---------             ---------                   ---------           ---------

                                 $104,145.35           $184,570.68                  $92,285.34        $668,848.71
                                 ===========           ===========                  ==========        ===========


         (1)The Compensation Table provides data concerning the compensation paid to Trustees of the Trust during the twelve-month period ended March 31, 1997. All trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Trustees. Officers of the Trust receive no direct remuneration in such capacity from the Trust.

         (2)Each Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Trust, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Trustees (or Committee thereof).

         (3)Messrs. Grigg, Keller and A.M. Walker receive compensation from nine investment companies, including the Trust, that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Mundy and Word receive compensation from five investment companies, including the Trust, deemed to be part of the Nations Funds complex.

         (4)Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Trustees: Edmund L. Benson, III ($55,652.78); William H. Grigg ($102,683.25); Thomas F. Keller ($110,610.14); and Thomas S. Word ($114,008.63).

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
               TRANSFER AGENCY, SHAREHOLDER SERVICING, SHAREHOLDER
                   ADMINISTRATION AND DISTRIBUTION AGREEMENTS

INVESTMENT ADVISER

         Effective January 1, 1996, NBAI began serving as investment adviser to the Funds of the Trust, pursuant to an Investment Advisory Agreement dated January 1, 1996. Effective January 1, 1996, TradeStreet began serving as sub-investment adviser to the Funds of the Trust, pursuant to a Sub-Advisory Agreement dated January 1, 1996.

         NBAI also serves as the investment adviser to Nations Fund, Inc., Nations Institutional Reserves, Nations LifeGoal Funds, Inc. and Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term
Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to all of the funds of Nations Fund, Inc., except the International Equity Fund, and to Nations Institutional Reserves, Hatteras Income Securities, Inc., Nations Government Income Term

Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc.

         NBAI and TradeStreet are each wholly owned banking subsidiaries of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.

         Prior to January 1, 1996, NationsBank, through its investment management division, served as investment adviser to the Funds. NationsBank is successor to NationsBank of North Carolina, N.A. which was merged with and into NationsBank of South Carolina, N.A., effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas). NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company. Prior to June 30, 1992, NationsBank of Georgia, N.A. served as the Investment Adviser to the Trust. On December 31, 1991 an Agreement and Plan of Consolidation between NCNB Corporation ("NCNB") and C&S Sovran Corporation ("C&S/Sovran") was consummated whereby C&S/Sovran was merged into and became a wholly owned subsidiary of NCNB and NCNB changed its name to NationsBank Corporation. In anticipation of this transaction, the prior investment adviser for the Trust was changed from Sovran Bank, N.A., to C&S/Sovran Trust Company (Georgia), N.A. After the merger of C&S/Sovran and NCNB was completed, C&S Sovran Trust Company (Georgia), N.A., changed its name to NationsBank Trust Company (Georgia), N.A., and subsequently merged into NationsBank of Georgia, N.A. which continued to serve as the investment adviser to Nations Fund Trust until June 30, 1992. Prior to the merger of NCNB and C&S/Sovran, NationsBank (formerly NCNB National Bank of North Carolina) served and continues to serve as investment adviser to all of the Funds of the Trust pursuant to an amendment to its investment advisory agreements. NationsBank and NationsBank of Georgia, N.A. are wholly owned subsidiaries of NationsBank Corporation.

         Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank affiliates collectively manage in excess of $50 billion, including the more than $27 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers. Approximately 12 of NationsBank personnel are involved in stock and bond research.

         NationsBank restructured its investment management division as of January 1, 1996 by reorganizing the division into two separate, wholly owned advisory subsidiaries, NBAI and TradeStreet. The restructuring resulted in the transfer of the division's investment management and advisory functions to NBAI, and its day to day investment company portfolio management functions to TradeStreet. The investment professionals who performed investment company management functions and who managed the companies portfolios as employees of NationsBank continue to perform such services as employees of NBAI and TradeStreet, respectively. The restructuring did not change the scope and nature of investment advisory services provided to the relevant Funds. The restructuring, and related Investment Advisory Agreement and Sub-Advisory Agreement, were approved by the Board of Trustees of the Trust at the October 12-13, 1995 Board Meeting. The continuation of these agreements was approved by the Board of Trustees of the Trust at the October 11-12, 1996 Board Meeting.

         The Investment Advisory Agreement for NBAI and Sub-Advisory Agreement for TradeStreet each provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Investment Advisory Agreement shall become effective with respect to a Fund if and when approved by the Trustees of the Trust, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

         The Sub-Advisory Agreement shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Trust's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Trust's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

         The table below states the net advisory fees paid to NBAI, the advisory fees waived and expense reimbursements where applicable, for the fiscal period from April 1, 1996 to March 31, 1997.

                                  ADVISORY FEES

                                                  Net Amt.              Amount          Reimbsd.
                                                    Paid                Waived          by Advsr.
                                               ------------       --------------       ------------
Government  Money Market Fund                  $ 595,369.00        $1,087,306.00       $       0.00
Tax Exempt Fund                                2,307,746.00         3,589,593.00               0.00
Value Fund                                     9,794,835.00                 0.00               0.00
Capital Growth Fund                            5,714,094.00                 0.00               0.00
Disciplined Equity Fund                        1,064,026.00                 0.00               0.00
Equity Index Fund                                678,564.00         1,534,132.00               0.00
Emerging Growth Fund                           2,666,535.00                 0.00               0.00
Managed Index Fund                                12,069.00            86,414.00          22,720.00
Managed SmallCap Index Fund                           13.00            44,990.00          18,619.00
Balanced Assets Fund                           1,798,693.00                00.0                0.00
Short-Intermediate Gov't Fund                  1,886,178.00           943,089.00               0.00
Short-Term Income Fund                           600,834.00           601,326.00               0.00
Diversified Income Fund                        1,000,615.00           200,123.00               0.00
Strategic Fixed Income Fund                    4,757,641.00           951,528.00               0.00
Municipal Income Fund                            323,476.00           305,497.00               0.00
Short-Term Municipal Income Fund                  60,734.00           294,153.00               0.00
Intermediate Municipal Bond  Fund                189,645.00           277,372.00               0.00
Florida Intermediate Municipal Bond Fund         104,662.00           161,773.00               0.00
Georgia Intermediate Municipal Bond Fund         124,834.00           165,879.00               0.00
Maryland Intermediate Municipal Bond  Fund       260,093.00           227,212.00               0.00
North Carolina Intermediate Municipal              76,726.00          121,064.00               0.00
South Carolina Intermediate  Municipal Bond Fund  152,937.00          197,205.00               0.00
Tennessee Intermediate  Municipal Bond Fund        14,485.00           79,715.00               0.00
Texas Intermediate Municipal Bond Fund             54,898.00          104,929.00               0.00
Virginia Intermediate Municipal Bond Fund         614,014.00          520,946.00               0.00
Florida Municipal Bond Fund                       112,099.00          117,651.00               0.00
Georgia Municipal Bond Fund                        26,675.00           61,249.00               0.00
Maryland  Municipal Bond Fund                      15,208.00           67,979.00               0.00
North  Carolina Municipal Bond Fund                80,159.00           92,926.00               0.00
South Carolina Municipal Bond Funds                40,452.00           67,297.00               0.00
Tennessee Municipal Bond Fund                       2,763.00           47,192.00           3,159.00
Texas Municipal Bond Fund                          35,113.00           69,111.00               0.00
Virginia Municipal Bond Fund                       49,575.00           71,879.00               0.00

         The table below states the net advisory fees paid to NationsBank and/or its wholly-owned affiliate NBAI, the advisory fees waived and expense reimbursements where applicable for the fiscal period from December 1, 1995 to March 31, 1996.

                                  ADVISORY FEES

                                                  Net Amt.              Amount          Reimbsd.
                                                    Paid                Waived          by Advsr.
                                               ------------       --------------       ------------
Government  Money Market Fund                   $ 195,815.00         $442,122.00      $     0.00
Tax Exempt Fund                                   600,930.00        1,248,939.00            0.00
Value Fund                                      2,808,328.00                0.00            0.00
Capital Growth Fund                             2,253,497.00                0.00            0.00
Disciplined Equity Fund                           339,082.00                0.00            0.00
Equity Index Fund                                  64,733.00                0.00            0.00
Emerging Growth Fund                              777,193.00                0.00            0.00
Balanced Assets Fund                              590,332.00                0.00            0.00
Short-Intermediate Gov't Fund                     619,149.00          384,574.00            0.00
Short-Term Income Fund                            173,410.00          216,740.00            0.00
Diversified Income Fund                           286,700.00           57,340.00            0.00
Strategic Fixed Income Fund                     1,388,673.00          294,244.00            0.00
Municipal Income Fund                             114,363.00          117,368.00            0.00
Short-Term Municipal Income Fund                   12,972.00           99,745.00            0.00
Intermediate Municipal Bond  Fund                  45,524.00           89,165.00            0.00
Florida Intermediate  Municipal Bond Fund          25,169.00           62,242.00            0.00
Georgia Intermediate Municipal Bond Fund           33,891.00           64,182.00            0.00
Maryland Intermediate Municipal Bond  Fund         59,770.00           93,011.00            0.00
North  Carolina Intermediate  Municipal  Bond Fund 17,326.00           47,071.00            0.00
South Carolina Intermediate  Municipal Bond Fund   42,310.00           75,330.00            0.00
Tennessee Intermediate Municipal Bond Fund              0.00           31,491.00        1,332.00
Texas Intermediate Municipal Bond Fund             11,045.00           41,063.00            0.00
Virginia Intermediate Municipal Bond Fund         196,295.00          215,292.00            0.00
Florida Municipal Bond Fund                        34,641.00           44,125.00            0.00
Georgia Municipal Bond Fund                         4,774.00           25,162.00            0.00
Maryland Municipal Bond Fund                          108.00           27,352.00            0.00
North Carolina Municipal Bond Fund                 24,232.00           38,851.00            0.00
South Carolina Municipal Bond Funds                 5,358.00           27,497.00            0.00
Tennessee Municipal Bond Fund                           0.00           15,588.00        5,817.00
Texas Municipal Bond Fund                           6,913.00           28,200.00            0.00
Virginia Municipal Bond Fund                       11,162.00           29,711.00            0.00


         The table below states the net sub-advisory fees paid to TradeStreet, the sub-advisory fees waived and expense reimbursements where applicable for the fiscal period from April 1, 1996 to March 31, 1997.

                                SUB-ADVISORY FEES

                                                    Net Amt.              Amount          Reimbsd.
                                                      Paid                Waived          by Advsr.
                                                  ------------       -----------       ------------
Government  Money Market Fund                    $  231,367.00           $  0.00         $  0.00
Tax Exempt Fund                                     810,884.00              0.00            0.00
Value Fund                                        3,264,945.00              0.00            0.00
Capital Growth Fund                               1,904,698.00              0.00            0.00
Disciplined Equity Fund                             354,675.00              0.00            0.00
Equity Index Fund                                   442,539.00              0.00            0.00
Managed Index Fund                                   19,717.00              0.00            0.00
Managed SmallCap Index Fund                           9,001.00              0.00            0.00
Emerging Growth Fund                                888,845.00              0.00            0.00
Balanced Assets Fund                                599,564.00              0.00            0.00
Short-Intermediate Gov't Fund                       707,317.00              0.00            0.00
Short-Term Income Fund                              300,416.00              0.00            0.00
Diversified Income Fund                             300,184.00              0.00            0.00
Strategic Fixed Income Fund                       1,427,292.00              0.00            0.00
Municipal Income Fund                                73,380.00              0.00            0.00
Short-Term Municipal Income Fund                     49,684.00              0.00            0.00
Intermediate Municipal Bond  Fund                    65,382.00              0.00            0.00
Florida Intermediate  Municipal Bond Fund            37,301.00              0.00            0.00
Georgia Intermediate Municipal Bond Fund             40,700.00              0.00            0.00
Maryland Intermediate Municipal Bond Fund            59,822.00              0.00            0.00
North  Carolina Intermediate  Municipal  Bond Fund   27,691.00              0.00            0.00
South Carolina Intermediate  Municipal Bond Fund     49,020.00              0.00            0.00
Tennessee Intermediate Municipal Bond Fund           13,188.00              0.00            0.00
Texas Intermediate Municipal Bond Fund               22,376.00              0.00            0.00
Virginia Intermediate Municipal Bond Fund           158,894.00              0.00            0.00
Florida Municipal Bond Fund                          26,804.00              0.00            0.00
Georgia Municipal Bond Fund                          10,258.00              0.00            0.00
Maryland Municipal Bond Fund                          9,705.00              0.00            0.00
North Carolina Municipal Bond Fund                   20,193.00              0.00            0.00
South Carolina Municipal Bond Fund                   12,571.00              0.00            0.00
Tennessee Municipal Bond Fund                         5,828.00              0.00            0.00
Texas Municipal Bond Fund                            12,160.00              0.00            0.00
Virginia Municipal Bond Fund                         14,170.00              0.00            0.00


         The table below states the net sub-advisory fees paid to TradeStreet, the sub-advisory fees waived and expense reimbursements where applicable for the fiscal period from January 1, 1996 to March 31, 1996.

                                SUB-ADVISORY FEES

                                                     Net Amt.             Amount          Reimbsd.
                                                      Paid                Waived          by Advsr.
                                                  ------------       -----------       ------------
Government Money Market Fund                        $ 65,559.22          $  0.00          $  0.00
Tax Exempt Fund                                      195,836.30             0.00             0.00
Value Fund                                           702,508.52             0.00             0.00
Capital Growth Fund                                  558,981.57             0.00             0.00
Disciplined Equity Fund                               85,311.87             0.00             0.00
Equity Index Fund                                     41,386.62             0.00             0.00
Emerging Growth Fund                                 194,888.10             0.00             0.00
Balanced Assets Fund                                 146,994.87             0.00             0.00
Short-Intermediate Gov't Fund                        185,611.41             0.00             0.00
Short-Term Income Fund                                73,671.51             0.00             0.00
Diversified Income Fund                               63,997.63             0.00             0.00
Strategic Fixed Income Fund                          313,681.03             0.00             0.00
Municipal Income Fund                                 20,092.35             0.00             0.00
Short-Term Municipal Income Fund                      11,904.57             0.00             0.00
Intermediate Municipal Bond  Fund                     14,212.28             0.00             0.00
Florida Intermediate Municipal Bond Fund               9,158.98             0.00             0.00
Georgia Intermediate Municipal Bond Fund              10,161.88             0.00             0.00
Maryland Intermediate Municipal Bond Fund             15,999.36             0.00             0.00
North  Carolina Intermediate  Municipal Bond Fund      6,729.45             0.00             0.00
South Carolina Intermediate Municipal Bond Fund       12,199.38             0.00             0.00
Tennessee Intermediate Municipal Bond Fund             3,812.00             0.00             0.00
Texas Intermediate Municipal Bond Fund                 5,474.20             0.00             0.00
Virginia Intermediate Municipal Bond Fund             42,887.69             0.00             0.00
Florida Municipal Bond Fund                            6,891.65             0.00             0.00
Georgia Municipal Bond Fund                            2,562.42             0.00             0.00
Maryland Municipal Bond Fund                           2,390.88             0.00             0.00
North Carolina Municipal Bond Fund                     5,475.32             0.00             0.00
South Carolina Municipal Bond Fund                     2,870.87             0.00             0.00
Tennessee Municipal Bond Fund                          1,366.28             0.00             0.00
Texas Municipal Bond Fund                              3,051.30             0.00             0.00
Virginia Municipal Bond Fund                           3,538.33             0.00             0.00

         As discussed above, NationsBank was the investment adviser to the Funds prior to January 1, 1996. Prior to April 1, 1995, ASB Management, Inc. was sub-investment adviser to Nations Disciplined Equity Fund. A&B Management, Inc. received $28,916 as sub-investment advisory fees in 1995. The table below states the net advisory fees paid to NationsBank, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended November 30, 1995.

                                  ADVISORY FEES

                                                    Net Amt.              Amount          Reimbsd.
                                                      Paid                Waived          by Advsr.
                                                  ------------       -----------       ------------
Government Money Market Fund                    $  815,364.00      $1,249,536.00        $ 0.00
Tax Exempt Fund                                  1,920,171.00       2,694,691.00          0.00
Value Fund                                       7,206,029.00          25,350.00          0.00
Capital Growth Funds                             6,269,137.00               0.00          0.00
Disciplined Equity Funds                           370,769.00             610.00          0.00
Equity Index Funds                                 122,169.00         523,117.00          0.00
Emerging  Growth Funds                           1,855,452.00           3,328.00          0.00
Balanced Asset Funds                             1,624,854.00            0.00.00          0.00
Short-Intermediate Gov't Fund                    2,044,261.00       1,022,131.00          0.00
Short-Term Income Funds                            564,197.00         564,197.00          0.00
Diversified Income Funds                           573,462.00         114,692.00          0.00
Strategic Fixed Income  Funds                    3,156,062.00         631,213.00          0.00
Municipal Income Funds                             383,148.00         269,813.00          0.00
Short-Term Municipal Income Funds                   40,165.00         255,162.00          0.00
Intermediate Municipal Bond Fund                    99,722.00         241,595.00          0.00
Florida Intermediate Municipal Bond Funds          137,002.00         113,704.00          0.00
Georgia Intermediate Municipal Bond Funds          158,113.00         126,861.00          0.00
Maryland Intermediate Municipal Bond Fund          245,189.00         191,375.00          0.00
North Carolina Intermediate Municipal Bond Fund     94,414.00          86,937.00          0.00
South Carolina Intermediate  Municipal Bond Fund   229,204.00         143,374.00          0.00
Tennessee Intermediate Municipal Bond Fund          29,713.00          54,285.00          0.00
Texas Intermediate  Municipal Bond Fund             76,262.00          67,309.00          0.00
Virginia Intermediate Municipal Bond Fund          831,878.00         439,488.00          0.00
Florida Municipal Bond Fund                         31,520.00         168,010.00          0.00
Georgia Municipal Bond Fund                              0.00          73,427.00      2,470.00
Maryland Municipal Bond Fund                             0.00          56,020.00     15,327.00
North  Carolina Municipal Bond Fund                 19,600.00         157,625.00          0.00
South Carolina Municipal Bond Funds                      0.00          75,568.00      1,498.00
Tennessee Municipal Bond Fund                            0.00          40,270.00     12,792.00
Texas Municipal Bond Fund                            1,425.00          91,303.00          0.00
Virginia Municipal Bond Fund                         3,726.00         101,277.00          0.00



INVESTMENT STYLES

         When you invest in any Fund in the Nations Funds Family, you can be assured your money is managed according to a disciplined investment style; one that remains constant regardless of particular styles coming in and out of favor. The Advisor believes this structured approach to managing portfolio securities may provide you with consistent performance over time. The Adviser uses various investment strategies during the process of constructing and managing the Funds. These strategies have been categorized into investment styles which consist of (i) the NationsBank Fixed Income Style, (ii) the NationsBank Growth Equity Style, (iii) the NationsBank Value Equity Style and
(iv) the NationsBank Balanced Assets Style. Investment Styles described below relate to the Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Short-Term Municipal Income, Capital Growth, Emerging Growth, Value and Balanced Assets Funds and the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds.

         NATIONSBANK FIXED INCOME STYLE. The Diversified Income, Government Securities, Short-Intermediate Government, Short-Term Income, Strategic Fixed Income, Intermediate Municipal Bond, Municipal Income, Florida Intermediate Municipal Bond, Georgia Intermediate Municipal Bond, Maryland Intermediate Municipal Bond, North Carolina Intermediate Municipal Bond, South Carolina Intermediate Municipal Bond, Tennessee Intermediate Municipal Bond, Texas Intermediate Municipal Bond, Virginia Intermediate Municipal Bond Fund, Short-Term Municipal Income Fund and the State Municipal Bond Funds are managed by the Adviser using the NationsBank Fixed Income Style. The NationsBank Fixed Income Style investment philosophy is premised on the belief that a well diversified portfolio of fixed income securities that emphasizes a combination of investments strategies will capture relative value in the bond market.

         In order to pursue this goal, the Fixed Income Style includes certain biases. The Adviser reduces the risk by investing in many different issuers. This is done by setting a maximum percentage permitted of any single issuer in any portfolio. Focus on high credit quality is the second bias. Holdings are concentrated in the upper end of the quality spectrum. Securities of less than the highest quality are used only when the team of credit analysts support the conclusion that the quality will remain stable or improve, and that it offers attractive potential in expected return. The third bias is to de-emphasize interest rate forecasts. The performance of a portfolio therefore is not held hostage to the accuracy of a rate forecast.

         This philosophy attempts to achieve consistent results while minimizing risk. Five strategies are also utilized by the Fixed Income Style Group Portfolio Managers to meet this objective.

         Sector Spread Anomalies: When sectors of the bond market are over or under valued, the allocation in the portfolios is adjusted accordingly. Such decisions are made based on a sound analysis of historical bond values as well as a review of current market conditions and its impact on future values.

         Yield Curve Anomalies: Unusual shapes in the yield curve or the degree of steepness in the yield curve provide opportunities to outperform fixed income indices. Such opportunities are reviewed by our specialists for return enhancement under a variety of possible interest rate shifts before they are implemented.

         Coupon/Quality Opportunities: High or low coupon securities may represent investment value based on supply and demand conditions for bonds. There are also times when upgrading or downgrading of the credit quality of a bond can enhance a portfolio's return. Funds hold lower quality bonds only when the expected reward is substantial compared to the potential risks, and credit analysis supports the conclusion that the credit quality is stable or improving.

         Security Analysis: A full staff of credit analysts is dedicated to supporting fixed income credit decisions. This staff gains additional support from a substantial equity research team when analyzing bonds from corporate issuers.

         Duration Management: The duration (price volatility of a bond in relation to interest rate movements) of the portfolios may be altered by 10% shorter or longer than the portfolios normal benchmark. Changes in duration are made infrequently and only when they are supported by economic expectations and an assessment of value.

         A final portfolio consists of securities that have been selected by the Fixed Income Style Group Portfolio Managers, in-house industry specialists and expert Wall Street sources all working together.

         NATIONSBANK GROWTH EQUITY STYLE. The Capital Growth and Emerging Growth Funds are managed by the Adviser using the NationsBank Growth Equity style. The NationsBank Growth Equity Style investment philosophy seeks companies with superior growth prospects selling at reasonable prices that, over time, should outperform the market.

         Emphasis is placed on a "value adjusted for growth" stock selection process. Essential to this style is the Adviser's belief that absolute valuation does not capture the powerful effects of inflation. Therefore, relative price/earnings ranges of stocks going back 5 years are examined rather than static absolute price/earnings ratio.

         Inflation causes the market price/earnings ratio of a stock to expand or contract. Investors are willing to pay a higher price for stock in a company in periods of low inflation. The inverse is also true. The premium paid for growth will increase as inflation declines and decreases as inflation rises.

         The stock selection process begins with a universe of financially strong companies. The selection process selects companies with a market capitalization greater than $500 million (large, established companies) and a strong price momentum (growth in share price over the last 18 months). This results in a universe of approximately 750 companies.

         These 750 companies are the universe from which the Adviser's industry specialists make their final decision for inclusion in an investment portfolio. In accordance with the Growth Equity Style, portfolio managers focus on those stocks among the universe with the lowest price/earnings ratio and are in industries with above average earnings growth potential. The final portfolio of stocks is then constructed by our Growth Equity Group Senior Portfolio Managers who work closely with the in-house industry specialists, as well as expert Wall Street sources.

         In summary, the Growth Equity Style seeks to produce a diverse portfolio of large capitalization growth stocks, that over time, should outperform the market.

         NATIONSBANK VALUE EQUITY STYLE. The Value Fund is managed by the Adviser using the NationsBank Value Equity Style. The Value Equity Style investment philosophy is premised on the belief that a well diversified portfolio of undervalued companies exhibiting low price/earnings ratios will over time outperform the market while incurring lower than market risk.

         This style utilizes a "bottom-up" approach to stock selection, focusing on well proven factors of fundamental valuation. A low price/earnings ratio and above market dividend yield are two of the biases which reduce market risk. A catalyst for earnings improvement is also one of this Style's requirements as it assists with the "timing" of the purchase of a particular company.

         Stock selection process begins with a team of 10 in-house research specialists aided by a computerized screening model. Starting with approximately a 2,000 company universe, stocks must first pass a rigorous screening process that selects only those companies that possess strong financial quality and a market capitalization greater than $500 million. This results in a universe of approximately 900 companies, representing all of the 54 major U.S. industries and approximately 10 economic sectors.

         A more sophisticated screening process is then applied to the 900 company universe. The companies are then ranked based on the following factor weightings:

         The top one-third, or approximately 300 companies, result in the final universe from which the industry specialists make initial selections for a Fund. To insure adherence to the discipline, price objectives (buy and sell prices) are set for each company purchased, based on sound fundamental analysis. A final diversified portfolio of approximately 65 issues is constructed by the Value Equity Style Group Senior Portfolio Managers working closely with in-house industry specialists, as well as expert Wall Street sources.

         In summary, the low price/earnings ratio, value discipline seeks to produce a well diversified portfolio of high quality companies, that over time, should outperform the market, thereby adding value while incurring below-market risk.

         NATIONSBANK BALANCED ASSET STYLE. The Balanced Assets Fund is managed by the Adviser using the NationsBank Balanced Assets Style. The NationsBank Balanced Asset Style investment philosophy is premised on the belief that a diversified portfolio of stocks, fixed income, and money market securities will provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

         In order to pursue this goal, the Balanced Asset Style utilizes an asset allocation approach. Asset allocation is a process of allocating a portfolio's market value among major asset classes (equities, fixed income, and cash equivalents). Different asset classes have unique return and risk characteristics. The principle behind asset allocations is that a diversified portfolio of equities, fixed income, and cash equivalents with different return/risk characteristics will reduce overall portfolio risk in both up and down markets.

         The asset allocation process begins by making projections for stock, bond and cash returns and risk profiles. A computer data analysis identifies the highest expected return and measures it against the minimum return requirements for the balanced strategy. Recommendations are made to an Investment Policy Committee who reviews and approves asset class allocations.

         The stock, bond and asset allocation recommendations are then passed onto the Balanced Asset Group Senior Portfolio Managers who make the final investment decisions. The Portfolio Managers have the ability to change the portfolio's holdings to take advantage of changing market conditions, while seeking an optimal balance of income, stability, and growth. Most stock investments will be made in companies with above average earnings and dividend prospects and overall financial market stability. All bond purchases will be investment grade or above. Cash instruments will provide liquidity.

         In summary, the Balanced Asset Style should provide total investment return through a combination of growth of capital and current income consistent with preservation of capital.

         NATIONSBANK DISCIPLINED EQUITY STYLE. The Disciplined Equity Fund is managed by the Adviser using the NationsBank Disciplined Equity Style. The NationsBank Disciplined Equity Style investment philosophy seeks to identify companies which offer future near-term earnings momentum.

         The Adviser pursues this investment philosophy through the use of a proprietary computerized tracking system (the "Alpha Model") which monitors the earnings per share estimates of approximately 3,000 Wall Street analysts, and through conventional security analysis. In utilizing the computerized tracking system, the Adviser identifies companies with respect to which there has been a change in the consensus analyst estimate of earnings per share. The Adviser believes that such a change often signifies the beginning of a trend for the company, rather than an isolated occurrence, and that such trend ultimately will be reflected in the share price of the company. The Adviser then buys or sells stocks for the Fund based on the results of this analysis.

         In selecting stocks pursuant to the NationsBank Disciplined Equity Style, the Adviser also uses conventional security analysis techniques. Starting with a universe of approximately 2,000 companies with large market capitalizations, the Adviser eliminates stocks that have relatively low trading activity, as well as stocks of companies of poor credit quality and those which, in the opinion of the Adviser, are overpriced. From the available pool of stocks that meet all of the criteria, approximately 40 to 50 are selected for inclusion in the Fund's portfolio.

         The Adviser strives to keep the assets of the Fund fully invested at all times, except as required to meet expected liquidity needs.

ADMINISTRATOR AND CO-ADMINISTRATOR

         Stephens Inc. (the "Administrator") as administrator of the Trust and First Data Investor Services, Inc. serves as the co-administrator of the Trust (the "Co-Administrator").

         The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Trustees on August 4, 1993. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

         Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Trust, (iii) furnish corporate secretarial services to the Trust, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Trust with respect to regulatory matters, (v) coordinate the preparation of reports to the Trust's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to the Trust by the Co-Administrator, the Transfer Agents and the Custodian, and (vii) generally assist in all aspects of the Trust's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Trust for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Trust's reports to shareholders and the SEC, (iv) prepare and file the Trust's federal and state tax returns, (v) perform monthly compliance testing for the Trust, and (vi) prepare and furnish the Trust monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

         The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Trustees, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the

Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         The table set forth below states the total administration fees paid to Stephens and waived by Stephens for the fiscal year ended March 31, 1997.

                               ADMINISTRATION FEES

                                                                 Net Fees Paid        Fees Waived
                                                                 -------------        -----------
           Government Money Market Fund                            $281,893.00        $39,867.00
           Tax Exempt Fund                                          995,984.00        151,529.00
           Value Fund                                               792,002.00              0.00
           Capital Growth Fund                                      463,687.00              0.00
           Disciplined Equity Fund                                   81,365.00              0.00
           Equity Index Fund                                        270,994.00              0.00
           Managed Index Fund                                        12,195.00              0.00
           Managed SmallCap Index Fund                                1,626.00              0.00
           Emerging Growth Fund                                     211,748.00              0.00
           Balanced Assets Fund                                     146,269.00              0.00
           Short-Intermediate Government Fund                       252,303.00              0.00
           Short-Term Income Fund                                   104,245.00              0.00
           Diversified Income Fund                                  103,988.00              0.00
           Strategic Fixed Income Fund                              510,826.00              0.00
           Municipal Income Fund                                     46,849.00         10,434.00
           Short-Term Municipal Income Fund                          31,084.00          7,479.00
           Intermediate Municipal Bond Fund                          40,902.00          9,878.00
           Florida Intermediate Municipal Bond Fund                  23,525.00          5,513.00
           Georgia Intermediate Municipal Bond Fund                  25,682.00          5,977.00
           Maryland Intermediate Municipal Bond Fund                 38,122.00          2,519.00
           North Carolina Intermediate Municipal Bond Fund           17,628.00          3,971.00
           South Carolina Intermediate Municipal Bond Fund           31,091.00          7,071.00
           Tennessee Intermediate Municipal Bond Fund                 8,422.00          1,869.00
           Texas Intermediate Municipal Bond Fund                    14,310.00          3,130.00
           Virginia Intermediate Municipal Bond Fund                101,774.00         22,264.00
           Florida Municipal Bond Fund                               17,082.00          3,824.00
           Georgia Municipal Bond Fund                                6,500.00          1,497.00
           Maryland Municipal Bond Fund                               6,151.00          1,408.00
           North Carolina Municipal Bond Fund                        12,881.00          2,857.00
           South Carolina Municipal Bond Fund                         7,923.00          1,846.00
           Tennessee Municipal Bond Fund                              3,695.00            847.00
           Texas Municipal Bond Fund                                  7,747.00          1,724.00
           Virginia Municipal Bond Fund                               8,995.00          2,043.00




         The table below sets forth the total sub-administration fees paid to First Data Investor Services Group, Inc. ("First Data") and waived by First Data for the fiscal year ended March 31, 1997.

                                             SUB-ADMINISTRATION FEES

                                                                   Net Fees Paid      Fees Waived
                                                                   -------------      ------------
           Government Money Market Fund                            $ 98,906.00         $ 0.00
           Tax Exempt Fund                                          326,822.00           0.00
           Value Fund                                               513,976.00           0.00
           Capital Growth Fund                                      298,193.00           0.00
           Disciplined Equity Fund                                   60,505.00           0.00
           Equity Index Fund                                        171,545.00           0.00
           Managed Index Fund                                         7,522.00           0.00
           Managed SmallCap Index Fund                                7,375.00           0.00
           Emerging Growth Fund                                     143,790.00           0.00
           Balanced Assets Fund                                      93,557.00           0.00
           Short-Intermediate Government Fund                       219,240.00           0.00
           Short-Term Income Fund                                    96,033.00           0.00
           Diversified Income Fund                                   96,135.00           0.00

                                       80

           Strategic Fixed Income Fund                              440,702.00           0.00
           Municipal Income Fund                                     47,546.00           0.00
           Short-Term Municipal Income Fund                          32,415.00           0.00
           Intermediate Municipal Bond Fund                          42,623.00           0.00
           Florida Intermediate Municipal Bond Fund                  24,249.00           0.00
           Georgia Intermediate Municipal Bond Fund                  26,483.00           0.00
           Maryland Intermediate Municipal Bond Fund                 38,819.00           0.00
           North Carolina Intermediate Municipal Bond Fund           17,960.00           0.00
           South Carolina Intermediate Municipal Bond Fund           31,867.00           0.00
           Tennessee Intermediate Municipal Bond Fund                 8,549.00           0.00
           Texas Intermediate Municipal Bond Fund                    14,526.00           0.00
           Virginia Intermediate Municipal Bond Fund                102,954.00           0.00
           Florida Municipal Bond Fund                               17,385.00           0.00
           Georgia Municipal Bond Fund                                6,657.00           0.00
           Maryland Municipal Bond Fund                               6,306.00           0.00
           North Carolina Municipal Bond Fund                        13,109.00           0.00
           South Carolina Municipal Bond Fund                         8,189.00           0.00
           Tennessee Municipal Bond Fund                              3,784.00           0.00
           Texas Municipal Bond Fund                                  7,900.00           0.00
           Virginia Municipal Bond Fund                               9,205.00           0.00


         The table set forth on the following page states the total net administration fees paid and the total administration fees waived for the fiscal period ended March 31, 1996 and for the fiscal year ended November 30, 1995 (where applicable).

                               ADMINISTRATION FEES

                                                         FY 1996                                 FY 1995
                                                  ----------------------                ----------------------
                                               NET FEES              FEES              NET FEES            FEES
                                                PAID                WAIVED              PAID              WAIVED
                                              -----------         ----------         -----------      -----------
Government Money Market Fund                  $139,341.00         $19,949.00         $368,833.00     $139,379.00
Tax Exempt Fund                                409,267.00         $52,641.00          791,074.00      347,743.00
Value Fund                                     374,444.00               0.00          951,938.00            0.00
Capital Growth Fund                            300,466.00               0.00          825,136.00            0.00
Emerging Growth Fund                           103,626.00               0.00          244,941.00            0.00
Disciplined Equity Fund                         45,211.00               0.00           53,136.00            0.00
Equity Index Fund                               53,838.00               0.00          127,288.00            0.00
Balanced Assets Fund                            78,711.00               0.00          213,630.00            0.00
Short-Intermediate Government Fund             167,287.00               0.00          503,568.00            0.00
Short-Term Income Fund                          65,025.00               0.00          185,278.00            0.00
Diversified Income Fund                         57,340.00               0.00           80,883.00            0.00
Strategic Fixed Income Fund                    280,486.00               0.00          623,321.00            0.00
Municipal Income Fund                           38,622.00               0.00           79,205.00       28,128.00
Short-Term Municipal Income Fund                22,543.00               0.00           41,135.00       17,261.00
Intermediate Municipal Bond Funds               26,938.00               0.00           48,857.00       18,605.00
Florida Intermediate Municipal Bond Fund        17,482.00               0.00           36,717.00       12,708.00
Georgia Intermediate Municipal Bond Fund        19,615.00               0.00           41,646.00       14,573.00
Maryland Intermediate Municipal Bond Fund       30,556.00               0.00           63,726.00       22,366.00
North Carolina Intermediate Municipal           12,879.00               0.00           26,465.00        9,257.00
   Bond Fund
South Carolina Intermediate Municipal           23,528.00               0.00           70,495.00        2,931.00
   Bond Fund
Tennessee Intermediate Municipal Bond            6,298.00               0.00           12,193.00        4,383.00
   Fund
Texas Intermediate Municipal Bond Fund          10,422.00               0.00           20,979.00        7,337.00
Virginia Intermediate Municipal Bond Fund       82,317.00               0.00          240,312.00       10,264.00
Florida Municipal Bond Fund                     13,127.00               0.00           23,746.00        9,126.00
Georgia Municipal Bond Fund                      4,989.00               0.00            8,688.00        3,408.00
Maryland Municipal Bond Fund                     4,576.00               0.00            6,434.00        2,815.00
North Carolina Municipal Bond Fund              10,514.00               0.00           21,537.00        7,614.00
South Carolina Municipal Bond Fund               5,476.00               0.00            8,881.00        3,573.00
Tennessee Municipal Bond Fund                       2,598               0.00            4,816.00        1,812.00
Texas Municipal Bond Fund                           5,852               0.00           11,093.00        4,168.00
Virginia Municipal Bond Fund                        6,812               0.00           12,592.00        4,700.00

         As discussed under the caption "Expenses," the Administrator will be required to reduce its fee from the Trust, in direct proportion to the fees payable to the Adviser and the Administrator by the Trust, if the expenses of the Trust exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

CUSTODIAN AND TRANSFER AGENT

         First Data, a wholly owned subsidiary of First Data Corporation, which is located at One Exchange Place, Boston, Massachusetts 02109, acts as transfer agent for the Trust's Shares. Under the transfer agency agreements, the transfer agent maintains the shareholder account records for the Trust, handles certain communications between shareholders and the Trust, and distributes dividends and distributions payable by the Trust to shareholders, and produces statements with respect to account activity for the Trust and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Trust during the month and is reimbursed for out-of-pocket expenses. NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Primary A and Primary B Shares.

         NationsBank of Texas, N.A., serves as custodian for the fund securities and cash of each Fund. As custodian, NationsBank of Texas, N.A., maintains custody of such Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds. For such services, NationsBank of Texas, N.A., is entitled to receive, in addition to out-of-pocket expenses, fees, payable monthly (i) at the rate of 1.25% of 1% of the amortized cost value of the Money Market Funds' investments and the average daily net assets of each Non-Money Market Fund, (ii) $10.00 per repurchase collateral transaction by each Fund, and (iii) $15.00 per purchase, sale and maturity transaction involving each Fund. NationsBank of Texas, N.A. is a wholly owned subsidiary of NationsBank Corp.

         Bank of New York, 90 Washington Street, New York, New York 10286, serves as sub-custodian for the portfolio securities and cash of all the Funds.

SHAREHOLDER SERVICING AGREEMENTS (CERTAIN PRIMARY B SHARES)

         As stated in the Prospectuses for the Primary B Shares, the Trust has a Shareholder Servicing Plan with respect to the Primary B Shares for each of the Funds except the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund, Managed SmallCap Value Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund. Pursuant to the Shareholder Servicing Plan, the Trust has entered into agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the average daily net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers including information showing their position in shares; (v) responding to Customer inquiries concerning their investment in shares; (vi) providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting;
(vii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (viii) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Services Plan; (ix) arranging for bank wires; (x) providing general shareholder liaison services; and (xi) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules or regulations.

SHAREHOLDER ADMINISTRATION PLAN (CERTAIN PRIMARY B SHARES)

         As stated in the Prospectus describing the Primary B Shares of the Value Fund, Capital Growth Fund, Emerging Growth Fund, Disciplined Equity Fund, Equity Index Fund, Managed Index Fund, Managed SmallCap Index Fund, Managed Value Index Fund, Managed SmallCap Value Index Fund, Balanced Assets Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Diversified Income Fund and Strategic Fixed Income Fund, the Trust has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Trust may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

         The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in NASD Service Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of the relevant Funds. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such plan shall continue in effect as long as the Board of Trustees, including a majority of the Qualified Trustees, specifically approves the plan at least annually.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

         INVESTOR A SHARES. The Trust has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor A Shares of the Funds. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with Nations Fund Trust ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         Such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or (ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by Nations Fund Trust or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares.

         Payments under the Investor A Plan by each Non-Money Market Fund (except the Short-Term Income Fund and the Short-Term Municipal Income Fund) also may be made to Servicing Agents that have entered into a Shareholder Servicing Agreement with Nations Fund Trust for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of such Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from Nations Fund Trust on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information to us necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from Nations Fund Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as Nations Fund Trust may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations. The Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund may not pay for personal services and/or the maintenance of shareholder accounts, as such terms are interpreted by the NASD, under the Investor A Plan.

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         In addition, the Trust has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds, the Short-Term Income Fund and the Short-Term Municipal Income Fund (the "Investor A Servicing Plan"). Pursuant to the Investor A Servicing Plan, each such Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Plan. Fees paid pursuant to the Investor A Servicing Plan are calculated daily and paid monthly.

         During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees, front end sales load fees and CDSC fees in connection with Investor A Shares: $265,899, $12,473 and $0, respectively. Of these amounts, the Distributor retained $0, $0 and $0, respectively, and paid the balance to selling dealers.

         During the fiscal year ended March 31,1997, the distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the Money Market Funds: $0. Of this amount, the distributor retained $0 and paid the balance to selling dealers.

         During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor A Shares of the Non-Money Market Funds: $0. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

         INVESTOR B SHARES OF THE NON-MONEY MARKET FUNDS (FORMERLY INVESTOR N SHARES). As stated in the Prospectuses for the Investor B Shares of the Non-Money Market Funds, the Trustees have approved a Distribution Plan (the "Investor B Distribution Plan") (formerly the Investor N Distribution Plan) with respect to Investor B Shares of the Non-Money Market Funds. Pursuant to the Investor B Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor B Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor B Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor B Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor B Shares.

         The fees payable under the Investor B Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor B Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a Shareholder Servicing Plan with respect to Investor B Shares of the Non-Money Market Funds and Investor C Shares of the Money Market Funds) the "Investor B/C Servicing Plan") (formerly the Investor N/C Servicing Plan). Pursuant to its Investor B/C Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under a Fund's Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor B or C Shares, as appropriate.

         The fees payable under the Investor B/C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor B and C Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B or C Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B or C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Investor B or C Shares; (vii) providing sub-accounting with respect to Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor B or C Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor C Distribution Plan and Investor B/C Servicing Plan (together, the "Investor B/C Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor B/C Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or Nations Fund and reimbursed by the Fund pursuant to the Investor B/C Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor B Shares. Any such excess expenses may be recovered in future years, so long as the Investor B/C Plans are in effect.

         Because there is no requirement under the Investor B/C Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor B/C Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor B/C Plans or in connection with contingent deferred sales charges, if for any reason the Investor B/C Plans are terminated, the Trustees will consider at that time and manner in which to treat such expenses.

         During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $939,081 and $558,076, respectively. Of these amounts, the Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

         During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor B Shares of the Non-Money Market Funds: $0 and $0, respectively. Of these amounts, the Distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

         INVESTOR C SHARES OF THE NON-MONEY MARKET FUNDS AND INVESTOR B SHARES OF THE MONEY MARKET FUNDS. As stated in the Prospectuses, the Trustees of the Trust have approved an Amended and Restated Distribution Plan (the "Investor C/B Plan") in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Non-Money Market Funds and Investor B Shares of Money Market Funds. Pursuant to the Investor C/B Plan, a Fund may pay the Distributor for certain expenses that are incurred in connection with sales support services. Payments under the Investor C/B Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor C/B Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor Shares covered by the Plan, (ii) for promotional activities intended to result in the sale of Investor Shares covered by the Plan such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor Shares covered by the Plan. Currently, substantially all fees paid pursuant to the Investor C/B Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares of a Non-Money Market Fund and Investor B Shares of a Money Market Fund. Fees received by the Distributor pursuant to the Investor C/B Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C/B Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C/B Shares of a Non-Money Market Fund and Investor B Shares of a Money Market

Fund. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders. Fees paid pursuant to the Investor C/B Plan are accrued daily and paid monthly, and are charged as expenses of Shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C/B Plan in any given year may exceed the sum of the fees received under the Investor C/B Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C/B Plan is in effect. If the Investor C/B Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

         In addition, the Trustees have approved an Amended and Restated Shareholder Servicing Plan with respect to Investor C Shares of the Non-Money Market Funds and Investor B Shares of the Money Market Funds (the "Investor C/B Servicing Plan"). Pursuant to its Investor C/B Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under a Fund's Investor C/B Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of each Fund's Investor C or Investor B Shares, as appropriate. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for Investor Shares covered by the Plan from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor Shares covered by the Plan pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor Shares covered by the Plan; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Investor Shares covered by the Plan;
(vii) providing subaccounting with respect to Investor Shares covered by the Plan beneficially owned by Customers or providing the information to us necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         During the fiscal period ended March 31, 1996, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the Non-Money Market Funds: $226,162.84 and $5,086, respectively. Of these amounts, the Distributor retained $15,749.93 and $1,394.24, respectively, and paid the balance to selling dealers.

         During the fiscal year ended March 31,1997, the Distributor received the following amount from Rule 12b-1 fees in connection with Investor B Shares of the Money Market Funds: $488,455.68. Of this amount, the Distributor retained $369.80 and paid the balance to selling dealers.

         During the fiscal year ended March 31,1997, the Distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor C Shares of the Non-Money Market Funds: $252,094.80 and $6,716.67, respectively. Of these amounts, the Distributor retained $43,497.58 and $6,716.67, respectively, and paid the balance to selling dealers.

         DAILY SHARES OF THE MONEY MARKET FUNDS. The Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of a Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees provided that the annual rate may not exceed 0.45% of the average daily net asset value of each Money Market Fund's Daily Shares.

         The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Trustees have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Trust ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

         The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Trust on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting;
(viii) if required by law, forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Trust may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or Nations Funds and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses.

         During the fiscal period ended March 31, 1996, the Distributor received the following amount from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $2, all of which was paid to selling dealers.

         During the fiscal year ended March 31,1997, the Distributor received $4 from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds. Of this amount, the Distributor retained $0 and paid the balance to selling dealers.

         INFORMATION APPLICABLE TO INVESTOR A, INVESTOR B, INVESTOR C SHARES AND DAILY. The Investor A Plan, the Investor A Servicing Plan, the Investor B Distribution Plan, the Investor C/B Plan, the Investor C/B Servicing Plan, the Investor C Plan and the Investor B/C Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Investor A Servicing Plan, the Investor C/B Servicing Plan and the Investor B/C Servicing Plan is subject TO, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice governing receipt by NASD members of servicing fees from registered investment companies (the "NASD Service Fee Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Service Fee Rule.

         Each Plan requires the officers of the Trust to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees") on June 24, 1992, with respect to the Investor A Shares of each Fund except the Intermediate Municipal Bond Fund and the Tennessee Intermediate Municipal Bond Fund; on March 19, 1992 with respect to the Investor C Shares of the Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund; on June 24, 1992 with respect to the Investor C Shares of the Capital Growth Fund, Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Diversified Income Fund, Strategic Fixed Income Fund, Florida Intermediate Municipal Bond Fund, and North Carolina Intermediate Municipal Bond Fund and Texas Intermediate Municipal Bond Fund; on February 3, 1993, with respect to the Investor A and Investor C Shares of the Intermediate Municipal Bond Fund and the Tennessee Intermediate Municipal Bond Fund; on February 3, 1993, with respect to the Investor B Shares of the Government Money Market Fund and the Tax Exempt Fund; and on February 3, 1993, with respect to the Investor B Shares (formerly Investor N Shares) of each Non-Money Market Fund. On August 4, 1993, the Board of Trustees approved the Investor B/C Servicing Plan with respect to the Money Market Funds. On February 2, 1994, the Board of Trustees approved the Primary B Servicing Plan, Investor A Plan, Investor C/B Plan, Investor C/B Servicing Plan, Investor C Plan and Investor B/C Servicing Plan with respect to the Disciplined Equity Fund.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor N Shares and the holders of such shares. The Plans were approved by the Investor A Shares of the Government Money Market Fund, Tax Exempt Fund, Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund on September 22, 1992. The Plans applicable to Investor A and Investor C Shares (formerly Investor B Shares) of the Capital Growth Fund, Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Diversified Income Fund, Strategic Fixed Income Fund, North Carolina Intermediate Municipal Bond Fund, and Florida Intermediate Municipal Bond Fund were approved by the initial shareholders of each such Fund's Investor A Shares and Investor C Shares and will be submitted to each Fund's relevant shareholders for approval at a later date. The Plans applicable to the Investor C Shares (formerly Investor B Shares) of the Value Fund, Short-Intermediate Government Fund, Municipal Income Fund, Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund were approved by each such Fund's initial shareholder of Investor C Shares and by each Fund's shareholders on September 22, 1992. The Plans applicable to the Investor A Shares of the Intermediate Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Tennessee Intermediate Municipal Bond Fund were approved by such Funds' initial shareholder of Investor A Shares. The Plans applicable to the Investor B Shares of each Non-Money Market Fund were approved by each Fund's initial shareholder of Investor B Shares.

         All Plans shall continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of qualified Trustees. On October 12, 1996, the

Board of Trustees considered the Plans for all Funds and voted to continue such Plans for an additional one-year period.

         The Investor A Plan, the Investor C/B Plan and the Investor C Plan may be terminated with respect to Investor A, Investor C/B or Investor C Shares by vote of a majority of the Qualified Trustees, or by vote of a majority of the holders of a Fund's outstanding voting securities of the Investor A, Investor C/B or Investor C Shares. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B, Investor C Shares or Investor N Shares, as appropriate, requires shareholder approval; otherwise, each Plan may be amended by the trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor A Servicing Plan, the Investor C/B Servicing Plan and the Investor B/C Servicing Plan may be terminated by a vote of a majority of the Qualified Trustees. As long as a Plan is in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees.

         Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from Nations Funds in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

         FEES PAID PURSUANT TO SHAREHOLDER SERVICING/DISTRIBUTION PLANS
                                INVESTOR A SHARES




                                                                                NET FEES PAID
                                                                NET             (SHAREHOLDER
                                                          FEES PAID (12b-1        SERVICING
                                                             COMPONENT)          COMPONENT)        NET FEES PAID
                                                             YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                              3/31/97               3/31/97            3/31/97
                                                          -----------------     -------------      -------------
  FUND
Government Money Market Fund                                   $27,695           $70,398.00            $98,092
Tax Exempt Fund                                                      0           338,807.00            338,807
Value Fund                                                     156,086                 0               156,086
Capital Growth Fund                                             51,581                 0                51,581
Emerging Growth Fund                                            27,530                 0                27,530
Disciplined Equity Fund                                         16,233                 0                16,233
Equity Index Fund                                                1,758                 0                 1,758
Managed Index Fund                                               1,928                 0                 1,928
Managed SmallCap Index Fund                                        128                 0                   128
Balanced Assets Fund                                            18,910                 0                18,910
Short-Intermediate Government Fund                              98,037                 0                98,037
Short-Term Income Fund                                          10,355                 0                10,355
Diversified Income Fund                                         31,743                 0                31,743
Strategic Fixed Income Fund                                     13,443                 0                13,443
Municipal Income Fund                                           35,742                 0                35,742
Short-Term Municipal Income Fund                                12,350                 0                12,350
Intermediate Municipal Bond Fund                                 3,620                 0                 3,620
Florida Intermediate Municipal Bond Fund                         5,002                 0                 5,002
Georgia Intermediate Municipal Bond Fund                        17,248                 0                17,248
Maryland Intermediate Municipal Bond Fund                       33,674                 0                33,674
North Carolina Intermediate Municipal Bond  Fund                13,227                 0                13,227
South Carolina Intermediate Municipal Bond Fund                 25,493                 0                25,493
Tennessee Intermediate  Municipal Bond Fund                     14,078                 0                14,078
Texas Intermediate Municipal Bond Fund                           1,737                 0                 1,737
Virginia Intermediate Municipal Bond Fund                      121,077                 0               121,077
Florida Municipal Bond Fund                                      3,968                 0                 3,968
Georgia Municipal Bond Fund                                        264                 0                   264
Maryland Municipal Bond Fund                                     2,835                 0                 2,835
North Carolina Municipal Bond Fund                                 996                 0                   996
South Carolina Municipal Bond Fund                               1,972                 0                 1,972
Tennessee Municipal Bond Fund                                    1,991                 0                 1,991
Texas Municipal Bond Fund                                          715                 0                   715
Virginia Municipal Bond Fund                                     1,304                 0                 1,304

                    FEES PAID PURSUANT TO DISTRIBUTION PLANS

                   INVESTOR C SHARES - NON-MONEY MARKET FUNDS
                     INVESTOR B SHARES - MONEY MARKET FUNDS

                                                               NET             NET FEES PAID
                                                         FEES PAID (12B-1      (SHAREHOLDER
                                                            COMPONENT)           SERVICING
                                                            YEAR ENDED          COMPONENT)         NET FEES PAID
                                                             3/31/97            YEAR ENDED          YEAR ENDED
  FUND                                                                            3/31/97             3/31/97

Government Money Market Fund                            $           0            $ 124,523            $124,523
Tax Exempt Fund                                                     0              363,932             363,932
Value Fund                                                     13,580               13,580              27,161
Capital Growth Fund                                            11,648               11,648              23,295
Emerging Growth Fund                                            2,779                2,779               5,557
Disciplined Equity Fund                                           909                  909               1,819
Equity Index Fund                                                   0                    0                 N/A
Managed Index Fund                                                 37                   37                  75
Managed SmallCap Index Fund                                         8                    8                  16


                                       93


                                                               NET             NET FEES PAID
                                                         FEES PAID (12B-1      (SHAREHOLDER
                                                            COMPONENT)           SERVICING
                                                            YEAR ENDED          COMPONENT)         NET FEES PAID
                                                             3/31/97            YEAR ENDED          YEAR ENDED
  FUND                                                                            3/31/97             3/31/97

Balanced Assets Fund                                            3,179                3,179               6,359
Short-Intermediate Government Fund                             24,878               24,879              49,757
Short-Term Income Fund                                          4,714               11,948              16,662
Diversified Income Fund                                         8,970                8,969              17,939
Strategic Fixed Income Fund                                     1,623                1,623               3,245
Municipal Income Fund                                           4,625                4,625               9,250
Short-Term Municipal Income Fund                                1,478                3,698               5,176
Intermediate Municipal Bond Fund                                1,899                1,899               3,798
Florida Intermediate Municipal Bond Fund                          557                  557               1,113
Georgia Intermediate Municipal Bond Fund                        5,694                5,694              11,388
Maryland Intermediate  Municipal Bond Fund                      6,354                6,353              12,707
North Carolina Intermediate Municipal Bond Fund                 3,478                3,478               6,957
South Carolina Intermediate Municipal Bond Fund                13,578               13,578              27,155
Tennessee Intermediate  Municipal Bond Fund                         6                    6                  12
Texas Intermediate Municipal Bond Fund                          1,451                1,451               2,902
Virginia Intermediate Municipal Bond Fund                      16,877               16,877              33,754
Florida Municipal Bond Fund                                        97                   97                 195
Georgia Municipal Bond Fund                                       176                  176                 352
Maryland Municipal Bond Fund                                        6                    6                  12
North Carolina Municipal Bond Fund                                 44                   44                  89
South Carolina Municipal Bond Fund                                623                  623               1,246
Tennessee Municipal Bond Fund                                      94                   93                 187
Texas Municipal Bond Fund                                         179                  179                 357
Virginia Municipal Bond Fund                                      111                  111                 221

NOTE: All fees paid under the Investor A and Investor C/B Shares Distribution Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                     INVESTOR C SHARES - MONEY MARKET FUNDS
                   INVESTOR B SHARES - NON-MONEY MARKET FUNDS
                                    FEES PAID

                                                                NET             (SHAREHOLDER
                                                         FEES PAID (12B-1        SERVICING
                                                            COMPONENT)           COMPONENT)        NET FEES PAID
                                                        YEAR ENDED 3/31/97   YEAR ENDED 3/31/97  YEAR ENDED 3/31/97
  FUND
Government Money Market Fund                             $          0              $ 5,154             $ 5,154
Tax Exempt Fund                                                     0               87,970              87,970
Value Fund                                                    481,083              238,378             719,462
Capital Growth Fund                                           324,746              107,539             432,285
Emerging Growth Fund                                          273,195               90,863             364,059
Disciplined Equity Fund                                       146,371               49,030             195,401
Equity Index Fund                                                   0                    0                   0
Managed Index Fund                                                  0                    0                   0
Managed SmallCap  Index Fund                                        0                    0                   0
Balanced Assets Fund                                          328,848              162,995             491,843
Short-Intermediate Government Fund                             43,225               30,873              74,129
Short-Term Income Fund                                          6,391               16,173              22,564
Diversified Income Fund                                       392,054              195,645             587,699
Strategic Fixed Income Fund                                     9,515                5,919              15,434
Municipal Income Fund                                          80,022               40,011             120,033
Short-Term Municipal Income Fund                               11,190               28,084              39,274
Intermediate Municipal Bond Fund                                3,883                3,883               7,765
Florida Intermediate Municipal Bond Fund                        9,851                9,851              19,702
Georgia Intermediate Municipal Bond Fund                       19,760               19,760              39,520
Maryland Intermediate  Municipal Bond Fund                     11,099               11,099              22,198
North Carolina Intermediate Municipal Bond Fund                18,421               18,421              36,843
South Carolina Intermediate Municipal Bond Fund                16,770               16,770              33,541
Tennessee Intermediate  Municipal Bond Fund                     8,258                8,258              16,516
Texas Intermediate Municipal Bond Fund                          6,137                6,137              12,274
Virginia Intermediate Municipal Bond Fund                      28,612               28,612              57,223
Florida Municipal Bond Fund                                   109,006               54,950             163,956
Georgia Municipal Bond Fund                                    56,442               28,094              84,537
Maryland Municipal Bond Fund                                   44,080               21,881              65,961
North Carolina Municipal Bond Fund                            131,198               64,985             196,184
South Carolina Municipal Bond Fund                             64,195               31,911              96,106
Tennessee Municipal Bond Fund                                  29,983               14,390              43,373
Texas Municipal Bond Fund                                      55,313               27,604              82,917
Virginia Municipal Bond Fund                                   76,055               37,847             113,903


                                       95

                        DAILY SHARES - MONEY MARKET FUNDS

                                                                               NET FEES PAID
                                                                NET             (SHAREHOLDER
                                                         FEES PAID (12B-1        SERVICING
                                                            COMPONENT)           COMPONENT)        NET FEES PAID
                                                            YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                              3/31/97             3/31/97            3/31/97
  FUND

Government Money Market Fund                                   $1824               $1824                $3648
Tax Exempt Fund                                                  355                 354                  709


                  FEES PAID PURSUANT TO THE ADMINISTRATION PLAN

                                PRIMARY B SHARES
                                       NET
                                                             FEES PAID          FEES WAIVED
                                                        YEAR ENDED 3/31/97   YEAR ENDED 3/31/97
  FUND

Government Money Market Fund                                 $55,927                $0
Tax Exempt Fund                                               31,701                 0
Value Fund                                                    68,981                 0
Capital Growth Fund                                           31,200                 0
Emerging Growth Fund                                           4,813                 0
Disciplined Equity Fund                                        3,398                 0
Equity Index Fund                                             11,257                 0
Managed SmallCap Index Fund                                      118                 0
Balanced Assets Fund                                          11,195                 0
Short-Intermediate Government Fund                            23,994                 0
Short-Term Income Fund                                         1,535                 0
Diversified Income Fund                                          143                 0
Strategic Fixed Income Fund                                   63,358                 0


                                   DISTRIBUTOR

         Stephens Inc. (the "Distributor"), serves as the principal underwriter and distributor of the shares of the Funds. Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund and (ii) a majority of the trustees who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, or by the Distributor.

                       INDEPENDENT ACCOUNTANT AND REPORTS

         On November 28, 1992, the Board of Trustees selected Price Waterhouse LLP, with offices at 160 Federal Street, Boston, MA 02110, to serve as independent accountant to Nations Fund Trust for the fiscal years beginning December 1, 1992. Certain financial information which appears in the Prospectuses and the financial statements has been audited by the accountants.

         The Annual Reports for the fiscal year ended March 31, 1997, are hereby incorporated by reference in this SAI. The Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                     COUNSEL

         Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006-1812, is counsel to the Trust.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         From time to time, the yield and total return of a Fund's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-765-2668 with respect to Primary Shares.

YIELD CALCULATIONS

         MONEY MARKET FUNDS. The "yield" and "effective yield" of Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of each Money Market Fund are computed separately as described in the Prospectuses according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

         The current yield for each class or series of shares may be obtained by calling the Trust at the telephone number provided on the cover page.

                   SEVEN DAY YIELD FOR THE YEAR ENDED 3/31/97

Tax Equivalent Yields @ 39.6%


                                                                                 Effective                       Tax
                                                    Yield                          Yield           Tax        Equivalent
                                                   Without        Effective       Without       Equivalent      Yield
                                    Yield        Fee Waivers        Yield       Fee Waivers       Yield        Without
                                                                                                             Fee Waivers
Government Money Market Fund

Primary A Shares                      5.28%         5.01%            5.42%          5.15%           8.74%         8.47%
Primary B Shares                      5.03%         4.76%            5.16%          4.89%           8.33%         8.06%
Investor A Shares                     4.93%         4.66%            5.05%          4.78%           8.16%         7.89%
Investor B Shares                     5.03%         4.76%            5.16%          4.89%           8.33%         8.06%
Investor C Shares                     5.03%         4.76%            5.16%          4.89%           8.33%         8.06%
Daily Shares                          4.78%         4.31%            4.89%          4.42%           7.91%         7.64%

Tax Exempt Fund

Primary A Shares                      3.26%         3.01%            3.31%          3.06%           5.40%         5.15%
Primary B Shares                      3.01%         2.76%            3.05%          2.80%           4.98%         4.73%
Investor A Shares                     3.01%         2.66%            3.05%          2.70%           4.98%         4.63%
Investor B Shares                     3.06%         2.66%            3.11%          2.71%           5.07%         4.67%
Investor C Shares                     3.11%         2.76%            3.16%          2.81%           5.15%         4.80%
Daily Shares                          2.76%         2.31%            2.80%          2.35%           4.57%         4.12%



         NON-MONEY MARKET FUNDS. Yield is calculated separately for the Investor A, Investor C, Investor N, Primary A and Primary B Shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                           Yield = 2 [(a-b+ 1)6 - 1]
                                         cd

Where:      a =     dividends and interest earned during the period.

            b =     expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = maximum offering price per share on the last day of the period (again, for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor N Shares. These may be calculated based on the Investor A, Investor C or Investor N Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor N Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         INVESTOR A SHARES ONLY. Based on the foregoing calculations, the yield, taking into account fee waivers and/or expense reimbursements, and the yield without fee waivers and/or expense reimbursements for the 30-day period ended March 31, 1997 were as follows:


                  THIRTY DAY YIELD FOR THE PERIOD ENDED 3/31/97

                                                                                                   Tax
                                                                    Yield           Tax        Equivalent
                                                                   Without       Equivalent   Yield Without
                                                    Yield        Fee Waivers       Yield       Fee Waivers
Short-Intermediate Government Fund
Primary A Shares                                     5.95%            5.75%           N/A           N/A
Primary B Shares                                     5.59%            5.39%           N/A           N/A
Investor A Shares                                    5.75%            5.55%           N/A           N/A
Investor B Shares                                    5.54%            5.14%           N/A           N/A
Investor C Shares                                    5.44%            5.24%           N/A           N/A

Short-Term Income Fund
Primary A Shares                                     5.84%            5.54%           N/A           N/A
Primary B Shares                                     5.49%            5.19%           N/A           N/A
Investor A Shares                                    5.64%            5.34%           N/A           N/A
Investor B Shares                                    5.49%            5.19%           N/A           N/A
Investor C Shares                                    5.49%            5.19%           N/A           N/A

Diversified Income Fund
Primary A Shares                                     6.73%            6.63%           N/A           N/A
Primary B Shares                                     6.22%            6.12%           N/A           N/A
Investor A Shares                                    6.48%            6.38%           N/A           N/A
Investor B Shares                                    5.96%            5.86%           N/A           N/A
Investor C Shares                                    6.22%            6.12%           N/A           N/A

Strategic Fixed Income Fund
Primary A Shares                                     6.34%            6.24%           N/A           N/A
Primary B Shares                                     5.82%            5.72%           N/A           N/A
Investor A Shares                                    6.13%            6.03%           N/A           N/A
Investor B Shares                                    5.67%            5.57%           N/A           N/A
Investor C Shares                                    5.82%            5.72%           N/A           N/A

Municipal Income Fund
Primary A Shares                                     5.13%            4.84%           N/A           N/A
Investor A Shares                                    4.92%            4.63%           N/A           N/A
Investor B Shares                                    4.37%            4.08%           N/A           N/A
Investor C Shares                                    4.62%            4.33%           N/A           N/A

Short-Term Municipal Income Fund
Primary A Shares                                     3.78%            3.38%           N/A           N/A
Investor A Shares                                    3.58%            3.18%           N/A           N/A
Investor B Shares                                    3.43%            3.03%           N/A           N/A
Investor C Shares                                    3.43%            3.03%           N/A           N/A

Intermediate Municipal Bond Fund
Primary A Shares                                     4.48%            4.20%           N/A           N/A
Investor A Shares                                    4.28%            4.00%           N/A           N/A
Investor B Shares                                    3.98%            3.70%           N/A           N/A
Investor C Shares                                    3.98%            3.70%           N/A           N/A

Florida Intermediate Municipal Bond Fund
Primary A Shares                                     4.55%            4.26%           N/A           N/A


                                      100



                                                                                                   Tax
                                                                    Yield           Tax        Equivalent
                                                                   Without       Equivalent   Yield Without
                                                    Yield        Fee Waivers       Yield       Fee Waivers
Florida Intermediate Municipal Bond Fund
Investor A Shares                                    4.35%            4.06%           N/A           N/A
Investor B Shares                                    4.04%            3.75%           N/A           N/A
Investor C Shares                                    4.04%            3.75%           N/A           N/A

Georgia Intermediate Municipal Bond Fund
Primary A Shares                                     4.33%            4.07%         6.09%         5.73%
Investor A Shares                                    4.13%            3.87%         5.89%         5.63%
Investor B Shares                                    3.83%            3.57%         5.59%         5.33%
Investor C Shares                                    3.83%            3.57%         5.59%         5.33%

Maryland Intermediate Municipal Bond Fund
Primary A Shares                                     4.27%            4.00%         6.01%         5.74%
Investor A Shares                                    4.07%            3.80%         5.81%         5.54%
Investor B Shares                                    3.77%            3.50%         5.51%         5.24%
Investor C Shares                                    3.77%            3.50%         5.51%         5.24%

North Carolina Intermediate Municipal Bond
    Fund
Primary A Shares                                     4.43%            4.13%         6.22%         5.92%
Investor A Shares                                    4.23%            3.93%         6.02%         5.72%
Investor B Shares                                    3.93%            3.63%         5.72%         5.42%
Investor C Shares                                    3.93%            3.63%         5.72%         5.42%

South Carolina Intermediate Municipal Bond
    Fund
Primary A Shares                                     4.52%            4.23%         6.30%         6.01%
Investor A Shares                                    4.32%            4.03%         6.10%         5.81%
Investor B Shares                                    4.01%            3.72%         5.79%         5.50%
Investor C Shares                                    4.01%            3.72%         5.79%         5.50%

Tennessee Intermediate Municipal Bond Fund
Primary A Shares                                     4.36%            3.93%         6.12%         5.69%
Investor A Shares                                    4.16%            3.73%         5.92%         5.49%
Investor B Shares                                    3.85%            3.42%         5.61%         5.18%
Investor C Shares                                    3.94%            3.51%         5.70%         5.27%

Texas Intermediate Municipal Bond Fund
Primary A Shares                                     4.54%            4.20%           N/A           N/A
Investor A Shares                                    4.34%            4.00%           N/A           N/A
Investor B Shares                                    4.04%            3.90%           N/A           N/A
Investor C Shares                                    4.04%            3.70%           N/A           N/A

Virginia Intermediate Municipal Bond Fund
Primary A Shares                                     4.36%            4.13%         6.12%         5.89%
Investor A Shares                                    4.16%            3.93%         5.92%         5.69%
Investor B Shares                                    3.86%            3.63%         5.62%         5.39%
Investor C Shares                                    3.86%            3.63%         5.62%         5.39%

Florida Municipal Bond Fund
Primary A Shares                                     4.94%            4.65%           N/A           N/A
Investor A Shares                                    4.73%            4.44%           N/A           N/A
Investor B Shares                                    4.18%            3.89%           N/A           N/A
Investor C Shares                                    4.43%            4.14%           N/A           N/A

Georgia Municipal Bond Fund
Primary A Shares                                     4.87%            4.44%         6.63%         6.20%
Investor A Shares                                    4.67%            4.24%         6.43%         6.00%
Investor B  Shares                                   4.11%            3.68%         5.87%         5.44%
Investor C Shares                                    4.37%            3.94%         6.13%         5.70%

Maryland Municipal Bond Fund
Primary A Shares                                     4.94%            4.42%         6.68%         6.16%
Investor A Shares                                    4.73%            4.21%         6.47%         5.95%
Investor B Shares                                    4.17%            3.65%         5.91%         5.39%
Investor C Shares                                    4.51%            3.99%         6.25%         5.73%

North Carolina Municipal Bond Fund
Primary A Shares                                      4.91%            4.58%        6.70%         6.37%


                                      101


                                                                                                   Tax
                                                                    Yield           Tax        Equivalent
                                                                   Without       Equivalent   Yield Without
                                                    Yield        Fee Waivers       Yield       Fee Waivers
North Carolina Municipal Bond Fund
Investor A Shares                                     4.70%            4.37%        6.49%         6.16%
Investor B Shares                                     4.15%            3.82%        5.94%         5.61%
Investor C Shares                                     4.40%            4.07%       6.19%          5.86%

South Carolina Municipal Bond Fund
Primary A Shares                                      5.01%            4.61%        6.79%         6.39%
Investor A Shares                                     4.81%            4.41%        6.59%         6.19%
Investor B Shares                                     4.25%            3.85%        6.03%         5.63%
Investor C Shares                                     4.51%            4.11%        6.29%         5.89%

Tennessee Municipal Bond Fund
Primary A Shares                                      4.78%            4.18%        6.54%         5.94%
Investor A Shares                                     4.58%            3.98%        6.34%         5.74%
Investor B Shares                                     4.02%            3.42%        5.78%         5.18%
Investor C Shares                                     4.27%            3.67%        6.03%         5.43%

Texas Municipal Bond Fund
Primary A Shares                                      4.87%            4.41%          N/A           N/A
Investor A Shares                                     4.67%            4.21%          N/A           N/A
Investor B Shares                                     4.11%            3.65%          N/A           N/A
Investor C Shares                                     4.37%            3.91%          N/A           N/A

Virginia Municipal Bond Fund
Primary A Shares                                      5.07%            4.66%        6.83%         6.42%
Investor A Shares                                     4.87%            4.46%        6.63%         6.22%
Investor B Shares                                     4.31%            3.90%        6.07%         5.66%
Investor C Shares                                     4.57%            4.16%        6.33%         5.92%


The "tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by (b) one minus
(i) a stated Federal income tax rate, and, for the State Intermediate Municipal Bond Funds, (ii) a state income tax rate multiplied by one minus the stated Federal income tax rate. The Federal income tax rate used in calculating the "tax-equivalent" yield 39.6%. The state income tax rate used in calculating the "tax-equivalent" yield of the State Intermediate Municipal Bond Funds is as follows: Florida --0%;; Georgia --6%; Maryland --5%; North Carolina --7.75%; South Carolina --7%; Tennessee 6%; Texas --0%; and Virginia --5.75%.

         Hypothetical examples showing the level of taxable yield needed to produce on after-tax equivalent to an assumed tax-free yield may be provided to shareholders. Provided below are such illustrations:

                   For the Georgia Intermediate Municipal Bond
                     fund and Georgia Municipal Bond Fund:

----------------------------- ----------------------------- ---------------------------- ----------------------------
Single Return                 $24,650-$59,750               $59,750-$124,650             $124,650-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------
Joint Return                  $41,200-$99,600               $99,600-$151,750             $151,750-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------

To match a
 tax-free
yield of:                                   A taxable investment would have to pay you:
----------------------------- ----------------------------- ---------------------------- ----------------------------
     4%                            5.91%                         6.17%                        6.65%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     5%                            7.39%                         7.71%                        8.31%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     6%                            8.87%                         9.25%                        9.97%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     7%                            10.34%                        10.79%                       11.64%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     8%                            11.82%                        12.33%                       13.30%
----------------------------- ----------------------------- ---------------------------- ----------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31%, 36%) and Georgia (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $271,050.

                For the Maryland Intermediate Municipal Bond Fund
                       and Maryland Municipal Bond Fund:

----------------------------- ----------------------------- ---------------------------- ----------------------------
Single Return                 $24,650-$59,750               $59,750-$124,650             $124,650-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------
Joint Return                  $41,200-$99,600               $99,600-$151,750             $151,750-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------

To match a
tax-free
yield of:                           A taxable investment would have to pay you:

----------------------------- ----------------------------- ---------------------------- ----------------------------
     4%                            6.01%                         6.29%                        6.76%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     5%                            7.51%                         7.83%                        8.45%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     6%                            9.01%                         9.40%                        10.14%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     7%                            10.51%                        10.97%                       11.82%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     8%                            12.01%                        12.53%                       13.51%
----------------------------- ----------------------------- ---------------------------- ----------------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31%, 36%), Maryland (5%) and local county (2.5%) tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate applied to taxable income in excess of $271,050.

             For the North Carolina Intermediate Municipal Bond Fund
                    and North Carolina Municipal Bond Fund:

------------------- ------------------- ------------------ --------------------- -------------------
Single Return       $24,650-$59,750     $59,750-$60,000    $60,000-$124,650      $124,650-$271,050
                    (28%, 7%)           (31%, 7%)          (31%, 7.75%)          (36%, 7.75%)
------------------- ------------------- ------------------ --------------------- -------------------
Joint Return        $41,200-$99,600     $99,600-$100,000    $100,000-$151,750    $151,750-$271,050
                    (28%, 7%)           (31%,7%)               (31%, 7.75%)      (36%, 7.75%)
------------------- ------------------- ------------------ --------------------- -------------------

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

--------------------- ------------------ ------------------ ------------------ -------------------
       4%                   5.97%              6.23%               6.28%              6.78%
--------------------- ------------------ ------------------ ------------------ -------------------
       5%                   7.47%              7.79%              7.86%               8.42%
--------------------- ------------------ ------------------ ------------------ -------------------
       6%                   8.96%              9.35%              9.43%              10.16%
--------------------- ------------------ ------------------ ------------------ -------------------
       7%                  10.45%             10.91%             11.00%              11.86%
--------------------- ------------------ ------------------ ------------------ -------------------
       8%                  11.95%             12.47%             12.57%              13.55%
--------------------- ------------------ ------------------ ------------------ -------------------

The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31% 36%) and North Carolina (7%, 7.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

            For the South Carolina Intermediate Municipal Bond Fund
                    and South Carolina Municipal Bond Fund:

------------------- ------------------- -------------------- -------------------
Single Return       $24,650-$59,750     $59,750-$124,650     $124,650-$271,050
                    (28%, 7%)           (31%, 7%)            (36%, 7%)
------------------- ------------------- -------------------- -------------------
Joint Return        $41,200-$99,600      $ 99,600-$157,750   $157,750-$271,050
                    (28%, 7%)                (31%, 7%)       (36%, 7%)
------------------- ------------------- -------------------- -------------------

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

--------------------- ------------------ ------------------ ------------------
       4%                   5.97%              6.23%               6.72%
--------------------- ------------------ ------------------ ------------------
       5%                   7.43%              7.79%               8.40%
--------------------- ------------------ ------------------ ------------------
       6%                   8.96%              9.35%              10.08%
--------------------- ------------------ ------------------ ------------------
       7%                  10.45%             10.91%              11.76%

--------------------- ------------------ ------------------ ------------------
       8%                  11.95%             12.47%              13.44%
--------------------- ------------------ ------------------ ------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31%, 36%) and South Carolina (7%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

               For the Tennessee Intermediate Municipal Bond Fund
                       and Tennessee Municipal Bond Fund:


----------------------------- ----------------------------- ---------------------------- ----------------------------
Single Return                 $24,650-$59,750               $59,750-$124,650             $124,650-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------
Joint Return                  $41,200-$99,600               $99,600-$151,750             $151,750-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

----------------------------- ----------------------------- ---------------------------- ----------------------------
     4%                            5.91%                         6.17%                        6.65%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     5%                            7.39%                         7.71%                        8.31%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     6%                            8.87%                         9.25%                        9.97%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     7%                            10.34%                        10.79%                       11.64%
----------------------------- ----------------------------- ---------------------------- ----------------------------
     8%                            11.82%                        12.33%                       13.30%
----------------------------- ----------------------------- ---------------------------- ----------------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31%, 36%) and Tennessee (6%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

               For the Virginia Intermediate Municipal Bond Fund
                       and Virginia Municipal Bond Fund:


----------------------------- ----------------------------- ---------------------------- ----------------------------
Single Return                 $24,650-$59,750               $59,750-$124,650             $124,650-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------
Joint Return                  $41,200-$99,600               $99,600-$151,750             $151,750-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------


To match a
tax-free
yield of:                  A taxable investment would have to pay you:

--------------------- ------------------ ------------------ ------------------
       4%                   5.89%              6.15%               6.63%

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

--------------------- ------------------ ------------------ ------------------

       5%                   7.37%              7.69%               8.29%
--------------------- ------------------ ------------------ ------------------
       6%                   8.84%              9.23%              9.95%
--------------------- ------------------ ------------------ ------------------
       7%                  10.32%             10.76%              11.60%
--------------------- ------------------ ------------------ ------------------
       8%                  11.79%             12.30%              13.26%
--------------------- ------------------ ------------------ ------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31%, 36%) and Virginia (5.75%) tax rates and assume a Federal tax benefit for the state and local taxes. Note that the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

For the Municipal Income Fund, Short-Term Municipal Income Fund, the Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and Texas Municipal Bond Fund:


----------------------------- ----------------------------- ---------------------------- ----------------------------
Single Return                 $24,650-$59,750               $59,750-$124,650             $124,650-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------
Joint Return                  $41,200-$99,600               $99,600-$151,750             $151,750-$271,050
----------------------------- ----------------------------- ---------------------------- ----------------------------

To match a
tax-free
yield of:                  A taxable investment would have to pay you:

--------------------- ------------------ ------------------ ------------------
       4%                   5.56%              5.80%               6.25%
--------------------- ------------------ ------------------ ------------------
       5%                   6.94%              7.25%               7.81%
--------------------- ------------------ ------------------ ------------------
       6%                   8.33%              8.70%               9.38%
--------------------- ------------------ ------------------ ------------------
       7%                   9.72%             10.14%              10.94%
--------------------- ------------------ ------------------ ------------------
       8%                  11.11%             11.59%              12.50%
--------------------- ------------------ ------------------ ------------------


The tax-free yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yield. A fund's yield fluctuates as market conditions change. The tax brackets and the related yield calculations are based on the 1997 Federal (28%, 31%, 36%) tax rates. This analysis does not take into account any state or local taxes imposed, although, with respect to the Florida Intermediate Municipal Bond Fund, the Florida Municipal Bond Fund, the Texas Intermediate Municipal Bond Fund and the Texas Municipal Bond Fund, neither Florida nor Texas impose a personal income tax. Note that the highest 1997 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.6% Federal tax rate imposed on taxable income in excess of $271,050.

         There can be no assurance that all of a yield quoted by one of these Funds will be tax-free since these Funds may invest in short-term taxable obligations for temporary defensive periods as described in the Prospectuses. Also, the above hypothetical examples are for illustration only. Tax laws and regulations may be changed at any time by legislative or administrative actions and such changes may make the information contained in such examples obsolete.

TOTAL RETURN CALCULATIONS

         Each Non-Money Market Fund computes its average annual total return for Investor A, Investor C, Investor N, Primary A and Primary B Shares separately by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                  T =      [(ERV)1/n - 1]
                               P

Where:           T          =           average annual total return.

                 ERV        =           ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the
                                        beginning of the period.

                   P        =           hypothetical initial payment of $1,000.

                   n        =           period covered by the computation, expressed in terms of
                                        years.

         The Funds compute their aggregate total returns for Investor A, Investor C, Investor N, Primary A and Primary B Shares separately by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                    T =     [(ERV) - 1]
                                                 P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Funds' average annual total return and aggregate total return quotations for Primary A, Investor A, Investor C and Investor N Shares reflect the deduction of the maximum sales charge charged (if applicable) with respect to the applicable class of shares in connection with the purchase of these shares. The Funds may also provide, in conjunction with such quotations for Primary A, Investor A, Investor C and Investor N Shares, additional quotations that do not reflect the maximum sales charge when the quotations are being provided to investors who are subject to waiver of or reduction in the sales charges described in the Investor Shares Prospectuses.

         Based on the foregoing calculations, the Fund's average annual total return for all classes of shares were as follows for the periods indicated:

                           AVERAGE ANNUAL TOTAL RETURN



                                                                                          10 YEAR
                                                                                       PERIOD ENDED
                                                         ONE                            3/31/97 OR
                                                        YEAR             5-YEAR         INCEPTION
                                                       PERIOD        PERIOD ENDING       THROUGH
                                                        ENDED           3/31/97          3/31/97
                                                       3/31/97
           Value Fund
                  Primary A Shares                       18.07%           15.24%           14.00%
                  Primary B Shares                        N/A             N/A              13.20%
                  Investor A Shares                      17.80%           15.00%           14.21%
                  Investor B Shares                      17.21%            N/A             15.90%
                  Investor C Shares                      17.51%            N/A             15.48%
           Capital Growth Fund
                  Primary A Shares                       11.88%            N/A             12.93%
                  Primary B Shares                        N/A             N/A              7.07%
                  Investor A Shares                      11.58%            N/A             12.66%
                  Investor B Shares                      10.68%            N/A             12.50%
                  Investor C Shares                      11.39%            N/A             11.96%
           Emerging Growth Fund
                  Primary A Shares                        0.48%            N/A             12.42%
                  Primary B Shares                        N/A             N/A              6.08%
                  Investor A Shares                       0.18%            N/A             12.51%
                  Investor B Shares                      -0.57%            N/A             13.39%
                  Investor C Shares                      -0.04%            N/A             11.87%
           Managed Index Fund
                  Primary A Shares                        N/A             N/A              20.22%
                  Primary B Shares                        N/A             N/A              N/A
                  Investor A Shares                       N/A             N/A              20.12%
                  Investor C Shares                       N/A             N/A              20.11%
           Managed SmallCap Index Fund
                  Primary A Shares                        N/A             N/A              -1.37%
                  Primary B Shares                        N/A             N/A              -1.51%
                  Investor A Shares                       N/A             N/A              -1.52%
                  Investor C Shares                       N/A             N/A              -1.46%


                                      108

                                                                                          10 YEAR
                                                                                       PERIOD ENDED
                                                         ONE                            3/31/97 OR
                                                        YEAR             5-YEAR         INCEPTION
                                                       PERIOD        PERIOD ENDING       THROUGH
                                                        ENDED           3/31/97          3/31/97
                                                       3/31/97
           Managed Value Index Fund
                  Primary A Shares                        N/A             N/A              N/A
                  Primary B Shares                        N/A             N/A              N/A
                  Investor A Shares                       N/A             N/A              N/A
                  Investor C Shares                       N/A             N/A              N/A
           Managed SmallCap Value Index Fund
                  Primary A Shares                        N/A             N/A              N/A
                  Primary B Shares                        N/A             N/A              N/A
                  Investor A Shares                       N/A             N/A              N/A
                  Investor C Shares                       N/A             N/A              N/A
           Disciplined Equity Fund
                  Primary A Shares                       17.00%            N/A             22.80%
                  Primary B Shares                        N/A             N/A              12.13%
                  Investor A Shares                      16.76%            N/A             14.95%
                  Investor B Shares                      15.86%            N/A             16.99%
                  Investor C Shares                      16.45%            N/A             21.12%
           Equity Index Fund
                  Primary A Shares                       19.41%            N/A             18.58%
                  Primary B Shares                        N/A             N/A              13.93%
                  Investor A Shares                      19.06%            N/A             22.06%
           Balanced Assets Fund
                  Primary A Shares                       12.50%            N/A             11.39%
                  Primary B Shares                        N/A             N/A              9.06%
                  Investor A Shares                      12.18%            N/A             11.13%
                  Investor B Shares                      11.62%            N/A             10.54%
                  Investor C Shares                      11.85%            N/A             10.43%
           Short-Intermediate Government Fund
                  Primary A Shares                        3.72%           5.53%             6.24%
                  Primary B Shares                        N/A              N/A              3.31%
                  Investor A Shares                       3.51%           5.34%             6.08%
                  Investor B Shares                       3.10%            N/A              3.50%
                  Investor C Shares                       3.21%            N/A              4.33%
           Short-Term Income Fund
                  Primary A Shares                        5.25%            N/A              5.13%
                  Primary B Shares                        N/A              N/A              3.95%
                  Investor A Shares                       5.04%            N/A              4.87%
                  Investor B Shares                       4.89%            N/A              4.81%


                                      109

                                                                                          10 YEAR
                                                                                       PERIOD ENDED
                                                         ONE                            3/31/97 OR
                                                        YEAR             5-YEAR         INCEPTION
                                                       PERIOD        PERIOD ENDING       THROUGH
                                                        ENDED           3/31/97          3/31/97
                                                       3/31/97
                  Investor C Shares                       4.89%            N/A              4.68%
           Diversified Income Fund
                  Primary A Shares                        4.97%            N/A              8.20%
                  Primary B Shares                        N/A              N/A              4.22%
                  Investor A Shares                       4.71%            N/A              7.93%
                  Investor B Shares                       4.18%            N/A              5.78%
                  Investor C Shares                       4.44%            N/A              7.62%
           Strategic Fixed Income Fund
                  Primary A Shares                        3.90%            N/A              5.97%
                  Primary B Shares                        N/A              N/A              3.35%
                  Investor A Shares                       3.70%            N/A              5.76%
                  Investor B Shares                       3.23%            N/A              4.22%
                  Investor C Shares                       3.38%            N/A              5.40%
           Municipal Income Fund
                  Primary A Shares                        6.03%           7.32%             7.63%
                  Investor A Shares                       5.82%           7.13%             7.48%
                  Investor B Shares                       5.24%            N/A              4.77%
                  Investor C Shares                       5.50%            N/A              6.22%
           Short-Term Municipal Income Fund
                  Primary A Shares                        4.15%            N/A              4.10%
                  Investor A Shares                       3.96%            N/A              4.00%
                  Investor B Shares                       3.78%            N/A              3.75%
                  Investor C Shares                       3.79%            N/A              4.52%
           Intermediate Municipal Bond Fund
                  Primary A Shares                        4.63%            N/A              4.83%
                  Investor A Shares                       4.42%            N/A              4.36%
                  Investor B Shares                       4.12%            N/A              3.96%
                  Investor C Shares                       4.11%            N/A              7.39%
           Florida Intermediate Municipal Bond Fund
                  Primary A Shares                        4.22%            N/A              5.63%
                  Investor A Shares                       4.01%            N/A              5.47%
                  Investor B Shares                       3.70%            N/A              4.37%
                  Investor C Shares                       3.71%            N/A              5.07%
           Georgia Intermediate Municipal Bond Fund
                  Primary A Shares                        4.33%           6.24%             6.16%
                  Investor A Shares                       4.12%            N/A              6.05%
                  Investor B Shares                       3.81%            N/A              4.22%


                                      110

                                                                                          10 YEAR
                                                                                       PERIOD ENDED
                                                         ONE                            3/31/97 OR
                                                        YEAR             5-YEAR         INCEPTION
                                                       PERIOD        PERIOD ENDING       THROUGH
                                                        ENDED           3/31/97          3/31/97
                                                       3/31/97
                  Investor C Shares                       3.81%            N/A              5.32%
           Maryland Intermediate Municipal Bond Fund
                  Primary A Shares                        3.83%           5.77%             6.57%
                  Investor A Shares                       3.62%           5.59%             6.42%
                  Investor B Shares                       3.31%            N/A              4.03%
                  Investor C Shares                       3.31%            N/A              4.83%
           North Carolina Intermediate Municipal Bond
           Fund
                  Primary A Shares                        4.45%            N/A              5.48%
                  Investor A Shares                       4.25%            N/A              5.27%
                  Investor B Shares                       3.94%            N/A              4.24%
                  Investor C Shares                       3.94%            N/A              4.90%
           South Carolina Intermediate Municipal Bond
           Fund
                  Primary A Shares                        4.71%           6.16%             6.00%
                  Investor A Shares                       4.51%            N/A              5.92%
                  Investor B Shares                       4.19%            N/A              4.48%
                  Investor C Shares                       4.20%            N/A              5.32%
           Tennessee Intermediate Municipal Bond Fund
                  Primary A Shares                        4.54%            N/A              4.75%
                  Investor A Shares                       4.33%            N/A              4.70%
                  Investor B Shares                       4.02%            N/A              4.29%
                  Investor C Shares                       4.08%            N/A              7.36%
           Texas Intermediate Municipal Bond Fund
                  Primary A Shares                        4.37%            N/A              5.15%
                  Investor A Shares                       4.17%            N/A              4.57%
                  Investor B Shares                       3.87%            N/A              3.96%
                  Investor C Shares                       3.87%            N/A              6.96%
           Virginia Intermediate Municipal Bond Fund
                  Primary A Shares                        3.92%           5.75%             6.31%
                  Investor A Shares                       3.71%           5.57%             6.16%
                  Investor B Shares                       3.40%            N/A              3.98%
                  Investor C Shares                       3.40%            N/A              4.84%


                                      111

                                                                                          10 YEAR
                                                                                       PERIOD ENDED
                                                         ONE                            3/31/97 OR
                                                        YEAR             5-YEAR         INCEPTION
                                                       PERIOD        PERIOD ENDING       THROUGH
                                                        ENDED           3/31/97          3/31/97
                                                       3/31/97
           Florida Municipal Bond Fund
                  Primary A Shares                        5.29%            N/A              4.01%
                  Investor A Shares                       5.09%            N/A              3.62%
                  Investor B Shares                       4.52%            N/A              3.04%
                  Investor C Shares                       4.78%            N/A              9.76%
           Georgia Municipal Bond Fund
                  Primary A Shares                        5.29%            N/A              3.71%
                  Investor A Shares                       5.05%            N/A              3.60%
                  Investor B Shares                       4.50%            N/A              3.10%
                  Investor C Shares                       4.77%            N/A              9.90%
           Maryland Municipal Bond Fund
                  Primary A Shares                        5.20%            N/A              7.23%
                  Investor A Shares                       4.99%            N/A              3.85%
                  Investor B Shares                       4.42%            N/A              2.65%
                  Investor C Shares                       4.73%            N/A              9.34%
           North Carolina Municipal Bond Fund
                  Primary A Shares                        4.84%            N/A              3.45%
                  Investor A Shares                       4.62%            N/A              3.63%
                  Investor B Shares                       4.06%            N/A              2.95%
                  Investor C Shares                       4.32%            N/A              9.72%
           South Carolina Municipal Bond Fund
                  Primary A Shares                        5.32%            N/A              4.68%
                  Investor A Shares                       5.12%            N/A              4.98%
                  Investor B Shares                       4.54%            N/A              3.98%
                  Investor C Shares                       4.80%            N/A              9.78%
           Tennessee Municipal Bond Fund
                  Primary A Shares                        5.23%            N/A              5.81%
                  Investor A Shares                       5.02%            N/A              4.65%
                  Investor B Shares                       4.45%            N/A              3.69%
                  Investor C Shares                       4.71%            N/A              9.92%
           Texas Municipal Bond Fund
                  Primary A Shares                        5.00%            N/A              3.63%
                  Investor A Shares                       4.78%            N/A              3.78%
                  Investor B Shares                       4.21%            N/A              3.00%
                  Investor C Shares                       4.47%            N/A              9.74%


                                      112

                                                                                          10 YEAR
                                                                                       PERIOD ENDED
                                                         ONE                            3/31/97 OR
                                                        YEAR             5-YEAR         INCEPTION
                                                       PERIOD        PERIOD ENDING       THROUGH
                                                        ENDED           3/31/97          3/31/97
                                                       3/31/97
           Virginia Municipal Bond Fund
                  Primary A Shares                        5.44%            N/A              3.50%
                  Investor A Shares                       5.23%            N/A              3.89%
                  Investor B Shares                       4.65%            N/A              2.82%
                  Investor C Shares                       4.92%            N/A              9.90%


         Based on the foregoing calculations, the Funds' aggregate total returns for all classes of shares were as follows for the periods indicated:

                          AGGREGATE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------

                                                                 5-Year period  5-Year period    Inception      Inception
                                         FYE           FYE          ending         ending         through        through
                                       3/31/97       3/31/97        3/31/97        3/31/97        3/31/97        3/31/97
                                       Without      Including       Without       Including       Without       Including
                                        Sales         Sales          Sales          Sales          Sales          Sales
                                       Charges       Charges        Charges        Charges        Charges        Charges
Value Fund
   Primary A Shares                     18.07%         18.07%        15.24%         15.24%        168.29%        168.29%
   Primary B Shares                      N/A           N/A            N/A            N/A
   Investor A Shares                    17.80%         17.80%        15.00%         15.00%        164.46%        164.46%
   Investor B Shares                    17.21%         17.21%         N/A            N/A           75.57%         75.57%
   Investor C Shares                    17.51%         17.01%         N/A            N/A           99.11%         99.11%

Capital Growth Fund
   Primary A Shares                     11.88%         11.88%         N/A            N/A           72.84%         72.84%
   Primary B Shares                      N/A           N/A            N/A            N/A            7.07%          7.07%
   Investor A Shares                    11.58%         N/A            N/A            N/A           70.86%         70.86%
   Investor B Shares                    10.68%         10.68%         N/A            N/A           56.69%         56/69%
   Investor C Shares                    11.39%         10.96%         N/A            N/A           66.16%         66.16%

Emerging Growth Fund
   Primary A Shares                      0.48%          0.48%         N/A            N/A           65.87%         65.87%
   Primary B Shares                      N/A           N/A            N/A            N/A           -6.08%         -6.08%
   Investor A Shares                     0.18%          0.18%         N/A            N/A           66.11%         66.11%
   Investor B Shares                    -0.57%         N/A            N/A            N/A           61.48%         61.48%
   Investor C Shares                    -0.04%         -0.49%         N/A            N/A           61.70%         61.70%

Managed Index Fund
  Primary A Shares                       N/A           N/A            N/A            N/A           20.22%         20.22%
  Primary B Shares                       N/A           N/A            N/A            N/A            N/A            N/A
  Investor A Shares                      N/A           N/A            N/A            N/A           20.12%         20.12%
  Investor C Shares                      N/A           N/A            N/A            N/A           20.11%         19.61%

Managed SmallCap Index Fund
  Primary A Shares                       N/A           N/A            N/A            N/A           -1.37%         -1.37%
  Primary B Shares                       N/A           N/A            N/A            N/A           -1.51%         -1.51%
  Investor A Shares                      N/A           N/A            N/A            N/A           -1.52%         -1.52%
  Investor C Shares                      N/A           N/A            N/A            N/A           -1.46%         -1.95%

                                      113


                                                                 5-Year period  5-Year period    Inception      Inception
                                         FYE           FYE          ending         ending         through        through
                                       3/31/97       3/31/97        3/31/97        3/31/97        3/31/97        3/31/97
                                       Without      Including       Without       Including       Without       Including
                                        Sales         Sales          Sales          Sales          Sales          Sales
                                       Charges       Charges        Charges        Charges        Charges        Charges
Managed Value Index Fund
  Primary A Shares                       N/A           N/A            N/A            N/A            N/A            N/A
  Primary B Shares                       N/A           N/A            N/A            N/A            N/A            N/A
  Investor A Shares                      N/A           N/A            N/A            N/A            N/A            N/A
  Investor C Shares                      N/A           N/A            N/A            N/A            N/A            N/A
Managed SmallCap Value Index Fund
  Primary A Shares                       N/A           N/A            N/A            N/A            N/A            N/A
  Primary B Shares                       N/A           N/A            N/A            N/A            N/A            N/A
  Investor A Shares                      N/A           N/A            N/A            N/A            N/A            N/A
  Investor C Shares                      N/A           N/A            N/A            N/A            N/A            N/A

Disciplined Equity Fund
   Primary A Shares                     17.00%         17.00%         N/A            N/A          151.88%        151.88%
   Investor A Shares                    16.76%         16.76%         N/A            N/A           66.96%         66.96%
   Investor B Shares                    15.86%         15.86%         N/A            N/A           56.78%         56.78%
   Investor C Shares                    16.45%         15.95%         N/A            N/A           43.73%         43.73%

Equity Index Fund
   Primary A Shares                     19.41%         19.41%         N/A            N/A           75.26%         75.26%
  Investor A Shares                     19.06%         19.06%         N/A            N/A           34.14%         34.14%

Balanced Assets Funds
   Primary A Shares                     12.50%         12.50%         N/A            N/A           62.48%         62.48%
   Investor A Shares                    12.18%         12.18%         N/A            N/A           60.72%         60.72%
   Investor B Shares                    11.62%         11.62%         N/A            N/A           46.54%         46.54%
   Investor C Shares                    11.85%         11.37%         N/A            N/A           56.02%         56.02%

Short-Intermediate Government Fund
   Primary A Shares                      3.72%          3.72%         5.53%          5.53%         40.86%         40.86%
   Investor A Shares                     3.51%          3.51%         5.34%          5.34%         39.59%         39.59%
   Investor B Shares                     3.10%          3.10%         N/A            N/A           14.04%         14.04%
   Investor C Shares                     3.21%          3.72%         N/A            N/A           22.50%         22.50%

Short-Term Income Fund
   Primary A Shares                      5.25%          5.25%         N/A            N/A           25.24%         25.24%
   Investor A Shares                     5.04%          5.04%         N/A            N/A           23.85%         23.85%
   Investor B Shares                     4.89%          4.89%         N/A            N/A           19.62%         19.62%
   Investor C. Shares                    4.89%          4.39%         N/A            N/A           22.80%         22.80%

Diversified Income Fund
   Primary A Shares                      4.97%          4.97%         N/A            N/A           41.68%         41.68%
   Investor A Shares                     4.71%          4.71%         N/A            N/A           39.32%         39.32%
   Investor B Shares                     4.18%          4.18%         N/A            N/A           23.89%         23.89%
   Investor C Shares                     4.44%          3.96%         N/A            N/A           38.05%         38.05%

Strategic Fixed Income Fund
   Primary A Shares                      3.90%          3.90%         N/A            N/A           29.21%         29.21%
   Investor A Shares                     3.70%          3.70%         N/A            N/A           27.69%         27.69%
   Investor B Shares                     3.23%          3.23%         N/A            N/A           17.08%         17.08%
   Investor C Shares                     3.38%          2.90%         N/A            N/A           25.85%         25.85%

Municipal Income Fund
   Primary A Shares                      6.03%          6.03%         7.32%          7.32%         57.33%         57.33%
   Investor A Shares                     5.82%          5.82%         7.13%          7.13%         55.96%         55.96%
   Investor B Shares                     5.24%          5.24%         N/A            N/A           19.43%         19.43%
   Investor C Shares                     5.50%          5.00%         N/A            N/A           33.47%         33.47%

Short-Term Municipal Income Fund
   Primary A Shares                      4.15%          4.15%         N/A            N/A           15.03%         15.03%
   Investor A Shares                     3.96%          3.96%         N/A            N/A           14.32%         14.32%
   Investor B Shares                     3.78%         N/A            N/A            N/A           13.61%         13.61%
   Investor C Shares                     3.79%          3.29%         N/A            N/A           13.50%         13.50%

Intermediate Municipal Bond Fund
   Primary A Shares                      4.63%          4.63%         N/A            N/A           18.90%         18.90%
   Investor A Shares                     4.42%          4.42%         N/A            N/A           16.72%         16.72%
   Investor B Shares                     4.12%          4.12%         N/A            N/A           13.80%         13.80%
   Investor C Shares                     4.11%          3.62%         N/A            N/A           18.72%         18.72%

                                      114



                                                                 5-Year period  5-Year period    Inception      Inception
                                         FYE           FYE          ending         ending         through        through
                                       3/31/97       3/31/97        3/31/97        3/31/97        3/31/97        3/31/97
                                       Without      Including       Without       Including       Without       Including
                                        Sales         Sales          Sales          Sales          Sales          Sales
                                       Charges       Charges        Charges        Charges        Charges        Charges
Florida Intermediate Municipal
Bond Fund
   Primary A Shares                      4.22%          4.22%         N/A            N/A           26.58%         26.58%
   Investor A Shares                     4.01%          4.01%         N/A            N/A           25.69%         25.69%
   Investor B Shares                     3.70%          3.70%         N/A            N/A           17.71%         17.71%
   Investor C Shares                     3.71%          3.21%         N/A            N/A           23.60%         23.60%

Georgia Intermediate Municipal
Bond Fund
   Primary A Shares                      4.33%          4.33%         N/A            N/A           35.51%         35.51%
   Investor A Shares                     4.12%          4.12%         N/A            N/A           88.37%         88.37%
   Investor B Shares                     3.81%          3.81%         N/A            N/A           17.07%         17.07%
   Investor C Shares                     3.81%          3.31%         N/A            N/A           28.18%         28.18%

Maryland Intermediate Municipal
Bond Fund
   Primary A Shares                      3.83%          3.83%         5.77%          5.77%         51.96%         51.96%
   Investor A Shares                     3.62%          3.62%         5.59%          5.59%         50.64%         50.64%
   Investor B Shares                     3.31%          3.31%         N/A            N/A           16.27%         16.27%
   Investor C Shares                     3.31%          2.81%         N/A            N/A           25.34%         25.34%

North Carolina Intermediate
Municipal Bond Fund
   Primary A Shares                      4.45%          4.45%         N/A            N/A           25.81%         25.81%
   Investor A Shares                     4.25%          4.25%         N/A            N/A           24.68%         24.68%
   Investor B Shares                     3.94%          3.94%         N/A            N/A           17.15%         17.15%
   Investor C Shares                     3.94%          3.44%         N/A            N/A           22.76%         22.76%

South Carolina Intermediate
Municipal Bond Fund
   Primary A Shares                      4.71%          4.71%         6.16%          6.16%         35.65%         35.65%
   Investor A Shares                     4.51%          4.51%         N/A            N/A           32.59%         32.59%
   Investor B Shares                     4.19%          4.19%         N/A            N/A           18.17%         18.17%
   Investor C Shares                     4.20%          3.71%         N/A            N/A           28.16%         28.16%

Tennessee Intermediate Municipal
Bond Fund
   Primary A Shares                      4.54%          4.54%         N/A            N/A           20.21%         20.21%
   Investor A Shares                     4.33%          4.33%         N/A            N/A           20.12%         20.12%
   Investor B Shares                     4.02%          4.02%         N/A            N/A           17.35%         17.35%
   Investor C Shares                     4.08%          3.58%         N/A            N/A           18.64%         18.64%

Texas Intermediate Municipal Bond
Fund
  Primary A Shares                       4.37%          4.37%         N/A            N/A           23.58%         23.58%
   Investor A Shares                     4.17%          4.17%         N/A            N/A           20.41%         20.41%
   Investor B Shares                     3.87%          3.87%         N/A            N/A           15.78%         15.78%
   Investor C Shares                     3.87%          3.37%         N/A            N/A           17.59%         17.59%

Virginia Intermediate Municipal
Bond Fund
   Primary A Shares                      3.92%          3.92%         5.75%          5.75%         58.52%         58.52%
   Investor A Shares                     3.71%          3.71%         5.57%          5.57%         54.89%         54.89%
   Investor B Shares                     3.40%          3.40%         N/A            N/A           16.04%         16.04%
   Investor C Shares                     3.40%          2.91%         N/A            N/A           25.37%         25.37%

Florida Municipal Bond Fund
   Primary A Shares                      5.29%          5.29%         N/A            N/A           13.83%         13.83%
   Investor A Shares                     5.09%          5.09%         N/A            N/A           12.47%         12.47%
   Investor B Shares                     4.52%          4.52%         N/A            N/A           10.86%         10.86%
   Investor C Shares                     4.78%          4.28%         N/A            N/A           25.14%         25.14%

Georgia Municipal Bond Fund
   Primary A Shares                      5.29%          5.29%         N/A            N/A           12.44%         12.44%
   Investor A Shares                     5.05%          5.05%         N/A            N/A           12.18%         12.18%
   Investor B Shares                     4.50%          4.50%         N/A            N/A           11.07%         11.07%
   Investor C Shares                     4.77%          4.27%         N/A            N/A           25.52%         25.52%

Maryland Municipal Bond Fund
   Primary A Shares                      5.20%          5.20%         N/A            N/A           20.15%         20.15%
   Investor A Shares                     4.99%          4.99%         N/A            N/A           13.74%         13.74%


                                      115


                                                                 5-Year period  5-Year period    Inception      Inception
                                         FYE           FYE          ending         ending         through        through
                                       3/31/97       3/31/97        3/31/97        3/31/97        3/31/97        3/31/97
                                       Without      Including       Without       Including       Without       Including
                                        Sales         Sales          Sales          Sales          Sales          Sales
                                       Charges       Charges        Charges        Charges        Charges        Charges
   Investor B Shares                     4.42%          4.42%         N/A            N/A            9.49%          9.49%
   Investor C Shares                     4.73%          4.23%         N/A            N/A           23.99%         23.99%

North Carolina Municipal Bond Fund
   Primary A Shares                      4.84%          4.84%         N/A            N/A           11.54%         11.54%
   Investor A Shares                     4.62%          4.62%         N/A            N/A           12.94%         12.94%
   Investor B Shares                     4.06%          4.06%         N/A            N/A           10.54%         10.54%
   Investor C Shares                     4.32%          3.82%         N/A            N/A           25.03%         25.03%

South Carolina Municipal Bond Fund
   Primary A Shares                      5.32%          5.32%         N/A            N/A           16.10%         16.10%
   Investor A Shares                     5.12%          5.12%         N/A            N/A           17.94%         17.94%
   Investor B Shares                     4.54%          4.54%         N/A            N/A           14.39%         14.39%
   Investor C Shares                     4.80%          4.30%         N/A            N/A           25.20%         25.20%

Tennessee Municipal Bond Fund
   Primary A Shares                      5.23%          5.23%         N/A            N/A           19.00%         19.00%
   Investor A Shares                     5.02%          5.02%         N/A            N/A           16.78%         16.78%
   Investor B Shares                     4.45%          4.45%         N/A            N/A           13.29%         13.29%
   Investor C Shares                     4.71%          4.21%         N/A            N/A           25.59%         25.59%

Texas Municipal Bond Fund
   Primary A Shares                      5.00%          5.00%         N/A            N/A           11.93%         11.93%
   Investor A Shares                     4.78%          4.78%         N/A            N/A           12.96%         12.96%
   Investor B Shares                     4.21%          4.21%         N/A            N/A           10.72%         10.72%
   Investor C Shares                     4.47%          3.97%         N/A            N/A           25.09%         25.09%

Virginia Municipal Bond Fund
   Primary A Shares                      5.44%          5.44%         N/A            N/A           11.72%         11.72%
   Investor A Shares                     5.23%          5.23%         N/A            N/A           13.82%         13.82%
   Investor B Shares                     4.65%          4.65%         N/A            N/A           10.05%         10.05%
   Investor C Shares                     4.92%          4.42%         N/A            N/A           25.54%         25.54%


Fee waivers and/or expense reimbursements were in effect for the periods presented. Primary B Shares were not offered during the period described above.

         From time to time, the yields of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. The performance and yield of a class of shares in the Value Fund, Capital Growth Fund, Balanced Assets Fund, Equity Index Fund and Emerging Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the Exchange. The performance and yield of a class of shares in the Short-Intermediate Government Fund may be compared to the Shearson Lehman Intermediate Government Bond Index, an unmanaged index of intermediate government securities. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

         The Short-Intermediate Government Fund seeks to provide higher current yields than money market funds and short-term treasury obligations. The Short-Intermediate Government Fund also seeks to maintain greater price stability than higher yielding long-term bond funds. Therefore, in its advertisements and sales materials, the Short-Intermediate Government Fund may compare performance of the Short-Intermediate Government Fund to money market indices, such as those compiled by IBC/Donoghue, Inc. and Bank Rate Monitor. In such advertising and sales materials, the Short-Intermediate Government Fund may also compare the price stability of the Short-Intermediate Government Fund, or indices of funds with similar investment objectives, to indices of long term government bond funds such as those compiled by Salomon Brothers and Shearson Lehman Brothers Inc. The Short-Intermediate Government Fund is not meant to be a substitute for a money market fund which seeks to maintain a fixed net asset value of $1.00 per share.

         Each Fund may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

         IBBOTSON DATA. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth decile. At year-end 1995, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $165.75 million. The unweighted average market capitalization was $82.97 million, while the median was $56.0 million.

         Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

                                  MISCELLANEOUS

CERTAIN RECORD HOLDERS

         The following indicates those persons who owned 5% or more of the indicated class of shares. Information provided is as of July 2, 1997.

                                        GOVERNMENT MONEY MARKET FUND


                  Primary A Shares
                  NationsBank of Texas NA                                                  95.28%
                  Attn:  Adrian Castillo
                  1401 Elm Street 11th Floor
                  Dallas, TX  75202-2911

                  Primary B Shares                                                        100.00%
                  NationsBank of Texas NA
                  Attn:  Adrian Castillo (B Shares)
                  1401 Elm Street 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Ramon A. Alvarez                                                         13.76%
                  2116 Great Falls Street
                  Falls Church, VA  22043-0000

                  United House of Prayer for All People                                    10.88%
                  Attn:  Gail McDonald
                  1665 North Portal Drive
                  Washington, D.C.  20012

                  National Financial for the Exclusive Benefit                              9.17%
                  of Our Customers
                  200 Liberty Street
                  1 World Financial Center
                  Attn:  Mutual Funds 5th Floor
                  New York, NY  10281

                  E-Net Inc                                                                 8.06%
                  P.O. Box 100
                  Germantown, MD  20875

                  Landings Repair & Replacement                                             5.59%
                  Attn:  Steven Hall
                  50-E Meeting Street
                  Savannah, GA  31411

                                      119

                  Investor B Shares
                  Fasken Oil and Ranch Ltd.                                                18.89%
                  303 W. Wall Avenue, Ste. 1900
                  Midland, TX 79701

                  American Woodmark Corp.                                                  15.62%
                  Attn:  Mr. Glenn Eanes
                  3102 Shawnee Drive
                  Winchester, VA  22602-4208

                  Hare & Co., Bank of New York                                             12.12%
                  Attn:  Stif/Master Note
                  One Wall Street, 2nd Floor
                  New York, NY 10286

                  Walter L. Banks &                                                         9.21%
                  Deborah E. Banks JTTEN
                  1567 Ponce de Leon
                  Ft. Lauderdale, FL  33316

                  Eli S. Jacobs                                                             7.34%
                  4450 South Park Avenue #1507
                  Chevy Chase, MD  20815

                  Austin W. Tupler Trustee                                                  6.67%
                  Austin W. Tupler Trust
                  UTA DTD 10/7/93
                  6570 SW 47th Court
                  Davie, FL  33314

                  Barbara Fasken                                                            5.51%
                  c/o Ben Blake
                  303 W Wall Street, Suite 1901
                  Midland, TX  79701-5104

                  Investor C Shares
                  Patricia Trout and                                                       57.03%
                  Larry A. Trout JTTEN
                  9510 Redbird Lane
                  Alpharetta, GA  30240

                  Michael Johnson Custodian for                                            36.33%
                  April Johnson FL/UTMA
                  445 NE 94th Street
                  Miami, FL  33138

                  George Charles Zutes                                                     22.83%
                  975 Bayshore Drive
                  Tarpon Springs, FL  34689-2403

                                      120

                  Investor B Shares
                  George Charles Zutes and                                                 20.87%
                  Lucinda Zutes JT TEN
                  975 Bayshore Drive
                  Tarpon Springs, FL  34689-2403

                  Roger Cabrera                                                            14.36%
                  8525 NW 166th Terrace
                  Miami, FL  33016

                  Sara Kraus                                                                6.85%
                  8617 Camille Drive
                  Potomac, MD  20854

                  Dean Witter Reynolds Custodian for                                        6.65%
                  Esther Kuhne
                  Ira Std/Rollover DTD 10/29/93
                  4355 Salix Court
                  Fort Worth, TX  76109-4922

                  Beulah W. Kelsey Trustee                                                  5.09%
                  Dated December 10, 1992
                  Beulah W. Kelsey Revocable Trust
                  56 Freshwater Lane
                  Hilton Head, SC  29928

                  Daily Shares
                  Synod of Mid America Presbyterian C                                       9.31%
                  6400 Glenwood Street, Suite 111
                  Overland Park, KS  66202-4014

                  Peru Pizza Co. Inc.                                                       9.19%
                  c/o Daland Corp.
                  P.O. Box 789950
                  Wichita, KS  67278

                  Riverside Health System Inc.                                              6.65%
                  c/o Paul Lavender
                  2622 W Central Avenue
                  Wichita, KS  67203-4902

                  Preferred Plus of Kansas Inc.                                             5.29%
                  345 Riverview Street, Suite 103
                  Wichita, KS  67203-4262

                  E. Larry Fonts TTEE FBO                                                   5.25%
                  Central Dallas Association
                  Profit Sharing Plan
                  1201 Main Street, Suite 2950
                  Dallas, TX  75270

                                      121

                  Investor B Shares
                  Eagle Software, Inc.                                                      4.59%
                  123 Indiana Avenue
                  Salina, KS  67401-3213

                  Wesley Pathology Consultants PA                                           4.46%
                  1861 N Rock Road, Suite 212
                  Wichita, KS  67206-1264

                                 TAX EXEMPT FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  65.32%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Boatmen's Trust Company                                                  31.29%
                  P.O. Box 14737, LBT0785
                  St. Louis, MO  63178

                  Primary B Shares
                  NationsBank of Texas NA                                                 100.00%
                  Attn:  Adrian Castillo (B Shares)
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  J. M. Tucker and                                                        100.00%
                  Juanita Tucker JTTEN
                  5200 Maryland Way, Suite 103
                  Brentwood, TN  37027

                  Roy R. Martine &                                                         20.97%
                  Kathleen H. Martine JTWROS
                  4009 Tottenham Court
                  Richmond, VA  23233-1771

                  Sarah A. Barlow, Trustee                                                  8.07%
                  Sarah A. Barlow Trust
                  U/A DTD 07/19/1990
                  8400 Vamo Road, Apartment 664
                  Sarasota, FL  34231

                  George A. Luther, Sr. and                                                 7.66%
                  Nadine H. Luther JTTEN
                  9365 St. Georgen Commons
                  Duluth, GA  30155

                                      122

                  Primary A Shares
                  James F. Sowinski                                                         6.64%
                  c/o Serologicals
                  780 Park North Boulevard #110
                  Clarkston, GA  30021

                  Selma Lifsher, Trustee                                                    6.64%
                  Selma Lifsher Trust Dated 3-2-89
                  19355 Turnberry Way, Apartment PHA
                  Aventura, FL  33180

                  Jan R. H. Moggre                                                          6.58%
                  9850 Terrace Lake Pointe
                  Roswell, GA  30076

                  Alice S. Bain                                                             6.17%
                  304 Alabama Road
                  Towson, MD  21204

                  C. Clarke Moore and                                                       5.93%
                  Michael K. Neil, Trustees
                  C. W. F. Spencer, Jr. Residual Trust
                  U/A DTD 03/23/67
                  P.O. Box 230
                  Rock Hill, SC  29731

                  Investor B Shares
                  Alvin C. Copeland                                                         8.12%
                  1405 Airline Highway
                  Metairie, LA  70001

                  Hare & Co., Bank of New York                                              8.07%
                  Attn:  Stif/Master Note
                  One Wall Street, 2nd Floor
                  New York, NY  10286

                  Investor C Shares
                  Lillian H. Rauch and                                                    100.00%
                  Carol A. Rauch JTTEN
                  901 Rollingwood Drive
                  Greensboro, NC  27410-4637

                  Calvin H. Price and                                                      88.92%
                  Dorothy W. Price JTWROS
                  2900 Old Well Lane
                  Gastonia, NC  28054-6626

                  Melvin V. Duncan                                                         10.95%
                  105 Lorna Doone Drive
                  Newport News, VA  23692-3430

                                      123

                  Investor C Shares
                  Bob D. Long and                                                           7.94%
                  Zula E. Long TENCOM
                  2308 Keel Court
                  Willis, TX  77378

                  Ricky D. Cecil and                                                        7.21%
                  Lynette R. Cecil JTTEN
                  5228 Lincolnshire Court
                  Dallas, TX  75287

                  Patient Investors Ltd Partnership                                         5.67%
                  Attn:  Donald R. Johnson III
                  41 Twenty Fifth Avenue
                  Isle of Palms, SC  29451

                  James T. Pearce                                                           5.39%
                  P.O. Box 1986
                  Greenville, SC  29602-1986

                  Daily Shares
                  Standard Iron & Metal Co., Inc.                                          29.07%
                  P.O. Box 302
                  Oklahoma City, OK  73101-0302

                  Stephens, Inc. Omnibus Account                                           11.63%
                  Attn:  Jean Geiger
                  111 Center Street
                  Little Rock, AR  72201-4402

                  Donaldson Lufkin Jenrette                                                 7.82%
                  Securities Corporation, Inc.
                  P.O. Box 2052
                  Jersey City, NJ  07303-9998

                  H. J. Freede, Inc.                                                        5.08%
                  430 NW 13th Street
                  Oklahoma City, OK  73103-3711

                                   VALUE FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  75.70%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  CNOM & Co.                                                               10.02%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                                      124

                  Primary A Shares
                  Boat & Co.                                                                8.02%
                  P.O. Box 14737
                  St. Louis, MO  63178-4737

                  Primary B Shares
                  NationsBank of Texas NA                                                  84.85%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Nations Bank NA, Trustee                                                  6.90%
                  Carolinas Cement Company 401K Plan
                  1201 Main Street, 32nd Floor
                  Dallas, TX  75202

                  Investor A Shares
                  BSDT Cust                                                                 9.22%
                  Rollover IRA FBO
                  William D. Patterson
                  1742 Hilltop
                  Kingwood, TX  77339

                  BSDT Cust IRA FBO                                                         7.37%
                  Reid Askew
                  147 15th Street 5A
                  Atlanta, GA  30309

                  J. David Dalton Trustee                                                    5.19
                  Lowcountry Orthopedics Associates P/S/P
                  Dated 08-05-87
                  9300 Medical Plaza Drive
                  Charleston, SC  29405

                  Investor C Shares
                  Ralph Akins, Bruce Akins, Betty                                           7.63%
                  Anne George and James Matlock, Trustees
                  FBO Akins Feed & Seed Co., Inc.
                  Profit Sharing Plan
                  P.O. Box 289
                  Griffin, GA  30224

                  David Carver & Bill Myers, Trustees FBO                                   5.07%
                  Carver Machine Works, Inc.
                  401 (K) Plan
                  129 Christian Camp Road
                  Washington, NC  27889

                                      125

                               CAPITAL GROWTH FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  90.41%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Primary B Shares
                  NationsBank of Texas NA                                                  99.24%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor C Shares
                  Robert J. Chandler and Paul J. Cioffi                                    17.56%
                  and Steven P. Vizoukis, Trustees FBO
                  Oak Tree Packaging Corp. Salaried
                  Palmer Plant Hourly 401(K) Plan
                  50 Chestnut Ridge Road
                  Montvale, NJ  07645

                  Ralph Akins, Bruce Akins, Betty                                           7.69%
                  Anne George & James Matlock, Trustees
                  FBO Akins Feed & Seed Co., Inc.
                  Profit Sharing Plan
                  P.O. Box 289
                  Griffin, GA  30224

                  John M. Lewis & Robert V. Dipauli and                                     5.60%
                  John H. Vaughan, Trustees FBO
                  St. Joe Communications, Inc.
                  Employees Salary Deferral Plan
                  502 Fifth Street
                  Port St. Joe, FL  32456

                              EMERGING GROWTH FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  92.20%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911



                                      126

                  Primary B Shares
                  NationsBank N.A. (South) Trustee FBO                                     40.27%
                  The Edwards Baking Company
                  Retirement Savings Plan
                  U/A DTD 08/01/95
                  715 Peachtree Street, 5th Floor
                  Atlanta, GA  30308

                  NationsBank of Texas NA                                                  39.47%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911
                  NationsBank NA South Trustee FBO                                         11.14%
                  Davenport Insulation, Inc. Employee
                  401 (K) Profit Sharing Plan
                  U/A DTD 10/01/96
                  715 Peachtree Street, 5th Floor
                  Atlanta, GA  30308

                  NationsBank Trust                                                         9.12%
                  Nationwide Homes Employees'
                  Retirement/Savings Plan
                  U/A DTD 07/07/89
                  715 Peachtree Street, 5th Floor
                  Atlanta, GA  30308

                  Investor A Shares
                  BSDT Cust                                                                 7.86%
                  Rollover IRA FBO
                  William D. Patterson
                  1742 Hilltop
                  Kingwood, TX  77339

                  BSDT Cust IRA FBO                                                         6.29%
                  Reid Askew
                  147 15th Street 5A
                  Atlanta, GA  30309

                  Rosewood Equipment Company                                                5.58%
                  Employee Savings Plan
                  P.O. Box 7095
                  Tyler, TX  75711

                                      127

                  Investor C Shares
                  John M. Lewis & Robert V. Dipauli &                                       9.89%
                  John H. Vaughan, Trustees FBO
                  St. Joe Communications, Inc.
                  Employees Salary Referral Plan
                  502 Fifth Street
                  Port St. Joe, FL  32456

                  David Carver & Bill Myers, Trustees FBO                                   8.35%
                  Carver Machine Works, Inc.
                  401 (K) Plan
                  129 Christian Camp Road
                  Washington, NC  27889

                  C.A. Porterfield & Rosalee Moxley                                         7.49%
                  & Frank Minton, Trustees FBO
                  Starmount Company Employees
                  Tax Deferred Savings Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  Dan Denkarik, Trustee for the                                             7.06%
                  Lakeland Battery Profit Sharing
                  Plan DTD 7-1-84
                  41840 S. Combee Road
                  Lakeland, FL  33801

                  C. A. Porterfield & Rosalee Moxley &                                      6.83%
                  Frank Minton, Trustees
                  Starmount Company
                  Capital Accumulation Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  R.C. McEntire, Jr. &                                                      6.29%
                  Patsy R. McEntire, Trustees FBO
                  R.C. McEntire & Co., Inc.
                  Profit Sharing & 401(K) Plan
                  P.O. Box 13404 (1001 Bluff Road)
                  Columbia, SC  29201

                                EQUITY INDEX FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  93.20%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                                      128

                  Primary B Shares
                  NationsBank of Texas NA                                                  61.38%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  NationsBank N.A. (South) Trustee FBO                                     31.28%
                  The Edwards Baking Company
                  Retirement Savings Plan
                  U/A DTD 08/01/95
                  715 Peachtree Street, 5th Floor
                  Atlanta, GA  30308

                  Nations Bank NA, Trustee                                                  7.34%
                  Carolinas Cement Company 401K Plan
                  1201 Main Street, 32nd Floor
                  Dallas, TX  75202

                  Investor A Shares
                  Stephens, Inc. for the Exclusive                                        100.00%
                  Benefit of our Customers
                  111 Center Street
                  Little Rock, AR  72201

                  Shintech, Inc.                                                           28.00%
                  Special Account D
                  Attn:  Dick Mason
                  24 E Greenway Plaza, Suite 811
                  Houston, TX  77046

                  J. Michael Jusbasche                                                     12.01%
                  1100 Louisiana, Suite 3160
                  Houston, TX  77002-0000

                  Kevin J. McCarthy, Esquire                                                5.94%
                  4640 Forbes Boulevard, Suite 300
                  Lanham, MD  20706-4887

                               MANAGED INDEX FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  99.31%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                                      129

                  Primary B Shares
                  Stephens Inc.                                                           100.00%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock, AR  72201

                  Investor A Shares
                  Roy R. Martine &                                                         26.71%
                  Kathleen H. Martine JTWROS
                  4009 Tottenham Court
                  Richmond, VA  23233-1771

                  Charles W. Key &                                                         12.47%
                  Augusta Key JTWROS
                  P.O. Box 670508
                  Dallas, TX  75367-0508

                  J. Michael Jusbasche                                                     12.20%
                  1100 Louisiana, Suite 3160
                  Houston, TX  77002-0000

                  NFSC FEBO # NC4-072818                                                   11.46%
                  Christopher L. Baldwin
                  Judith Baldwin
                  7720 Arboretum Drive, Apartment 203
                  Charlotte, NC  28270

                  Sarah A. Barlow, Trustee                                                  8.86%
                  Sarah A. Barlow Trust
                  U/A DTD 07/19/1990
                  8400 Vamo Road, Apartment 664
                  Sarasota, FL  34231

                  Lawton M. Nease III                                                       8.36%
                  2100 Riveredge Parkway, Suite 200
                  Atlanta, GA  30328

                  Selma Lifsher, Trustee                                                    7.29%
                  Selma Lifsher Trust Dated 3-2-89
                  19355 Turnberry Way, Apartment PHA
                  Aventura, FL  33180

                  Jan R. H. Moggre                                                          7.23%
                  9850 Terrace Lake Pointe
                  Roswell, GA  30076

                                      130

                  Primary B Shares
                  James F. Sowinski                                                         6.25%
                  c/o Serologicals
                  780 Park North Boulevard #110
                  Clarkston, GA  30021

                  Charles Schwab & Co., Inc.                                                5.97%
                  Special Custody Account
                  for Benefit of Customers
                  Attn:  Mutual Funds
                  101 Montgomery Street
                  San Francisco, CA  94104

                  Investor C Shares
                  Robert J. Chandler & Paul J. Cioffi                                      37.88%
                  & Steven P. Vizoukis, Trustees FBO
                  Oak Tree Packaging Corp. Salaried
                  Palmer Plant Hourly 401 (K) Plan
                  50 Chestnut Ridge Road
                  Montvale, NJ  07645

                  C. A. Porterfield & Rosalee Moxley                                     31.3408%
                  & Frank Minton, Trustees FBO
                  Starmount Company Employees
                  Tax Deferred Savings Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  C. A. Porterfield & Rosalee Moxley                                       18.00%
                  & Frank Minton, Trustees
                  Starmount Company
                  Capital Accumulation Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  Robert J. Chandler & Paul J. Cioffi                                       6.48%
                  & Steven P. Vizoukis, Trustees FBO
                  Oak Tree Packaging Corp.
                  Versailles Plant Hourly 401 (K) Plan
                  50 Chestnut Ridge Road
                  Montvale, NJ  07645

                           MANAGED SMALLCAP INDEX FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  97.55%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                                      131

                  Primary B Shares
                  NationsBank of Texas NA                                                 100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Northern Trust Co. Cust FBO                                              60.49%
                  Curtiswood Corp.
                  P.O. Box 92956
                  Chicago, IL  60675

                  Roy R. Martine &                                                         40.01%
                  Kathleen H. Martine JTWROS
                  4009 Tottenham Court
                  Richmond, VA  23233-1771

                  Charles Schwab & Co., Inc.                                               14.56%
                  Special Custody Account
                  for Benefit of Customers
                  Attn:  Mutual Funds
                  101 Montgomery Street
                  San Francisco, CA  94104

                  Sarah A. Barlow, Trustee                                                 13.28%
                  Sarah A. Barlow Trust
                  U/A DTD 07/19/1990
                  8400 Vamo Road, Apartment 664
                  Sarasota, FL  34231

                  Selma Lifsher Trustee                                                    10.93%
                  Selma Lifsher Trust Dated 3-2-89
                  19355 Turnberry Way, Apartment PHA
                  Aventura, FL  33180

                  Jan R. H. Moggre                                                         10.84%
                  9850 Terrace Lake Pointe
                  Roswell, GA  30076

                  National Computer Sales, Inc.                                             6.96%
                  5453 W Waters Avenue, Building B
                  Suite 103
                  Tampa, FL  33634

                  Robert N. Parsell, Jr. and                                                6.06%
                  Inez G. Parsell JTWROS
                  207 East 25th Street
                  Sanford, FL  32771-0000

                                      132

                  Investor C Shares
                  C. A. Porterfield and Rosalee Moxley                                     70.58%
                  & Frank Minton, Trustees FBO
                  Starmount Company Employees
                  Tax Deferred Savings Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  US Clearing Corp.                                                        12.52%
                  FBO 166-27562-10
                  26 Broadway
                  New York, NY  10004-1798

                  DWR Cust for Derek Wilson                                                 9.93%
                  FBO Derek Wilson
                  Profit Sharing Plan, DTD 01/13/97
                  8023 Sharpview
                  Houston, TX  77036

                             DISCIPLINED EQUITY FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                  69.26%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911


                  Boat & Co.                                                               26.00%
                  P.O. Box 14737
                  St. Louis, MO  63178-4737


                  Primary B Shares
                  NationsBank of Texas NA                                                 100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  BSDT Cust                                                                10.78%
                  Rollover IRA FBO
                  William D. Patterson
                  1742 Hilltop
                  Kingwood, TX  77339

                  Jack B. Chadsey                                                           9.96%
                  9050 Hammock Lake Drive
                  Miami, FL  33156

                                      133

                  Investor A Shares
                  Ron Underwood &                                                           7.54%
                  David Brown TTEES
                  Dallas Heart Group
                  401K Plan
                  11520 N Central Expwy #105
                  Dallas, TX  75243

                  BSDT Cust IRA FBO                                                         5.74%
                  Reid Askew
                  147 15th Street, 5A
                  Atlanta, GA  30309

                  NFSC FEBO                                                                 5.50%
                  ARJ-503789
                  Zachary Taylor TTEE
                  Kleen-Tex Indstrs Inc. PFT
                  Shring Pl, U/A 10/15/92
                  P.O. Box KTI
                  La Grange, GA  30241

                  BSDT Cust IRA FBO                                                         5.26%
                  Robert W. Hagemeyer
                  6220 Blackwater Trail
                  Sandy Springs, GA  30328-2719

                              BALANCED ASSETS FUND


                  Primary A Shares
                  NationsBank of Texas, N.A.                                               58.39%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Primary B Shares                                                         80.37%
                  ----------------
                  NationsBank of Texas, N.A.
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  NationsBank, N.A. (South) TTEE FBO                                        8.13%
                  The Edwards Baking Company
                  Retirement Savings Plan
                  U/A DTD 08/01/95
                  715 Peachtree Street, 5th Floor
                  Atlanta, GA  30308

                                      134


                  Primary B Shares
                  NationsBank Trust                                                         6.04%
                  Nationwide Homes Employees'
                  Retirement/Savings Plan
                  U/A DTD 07/07/89
                  715 Peachtree Street, 5th Floor
                  Atlanta, GA  30308

                  Investor A Shares
                  Alan Siciliano TTEE FBO                                                  11.28%
                  Decaro Doran Siciliano Gallagher
                  Sonntag & Deblasis
                  4601 Forbes Blvd., Suite 200
                  Lanham, MD  20703

                  Investor C Shares
                  C.A. Porterfield & Rosalee Moxley                                        14.10%
                  & Frank Minton TTEES FBO
                  Starmount Company Employees
                  Tax Deferred Savings Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  C.A. Porterfield & Rosalee Moxley                                        14.10%
                  & Frank Minton TTEES
                  Starmount Company
                  Capital Accumulation Plan
                  600 Green Valley Road, Suite 300
                  Greensboro, NC  27408-7722

                  Carmine L. Dorio &                                                       10.61%
                  Carmen Dorio JTTEN
                  2580 Blythe Lane
                  Snellville, GA  30278
                  Haeson Mills TTEE FBO                                                     6.67%
                  Q Systems Inc.
                  401K Plan
                  1430 Spring Hill Road, Suite 300
                  McLean, VA  22102

                  Stuart K. Colonna TTEE                                                    5.27%
                  Bayshore Concrete Products Corp.
                  Retirement Savings Plan
                  1 Bayshore Road, P.O. Box 230
                  Cape Charles, VA  23310

                                      135

                  Primary B Shares
                  R.C. McEntire Jr. &                                                       5.08%
                  Patsy R. McEntire TTEES FBO
                  R.C. McEntire & Co. Inc.
                  Profit Sharing & 401K Plan
                  P.O. Box 13404
                  1001 Bluff Road
                  Columbia, SC  29201

                       SHORT INTERMEDIATE GOVERNMENT FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               60.20%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  CNOM & Co.                                                               25.79%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                  Rodac & Co.                                                              11.80%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                  Primary B Shares
                  NationsBank of Texas, N.A.                                               97.42%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Patricia M. Suber                                                        55.69%
                  1330 Whittaker Drive
                  Columbia, SC  29206

                  Mineo Moriai                                                             25.95%
                  817 Marsh Trail Circle
                  Atlanta, GA  30328-5733

                  Wilma F. Hamilton &                                                      16.39%
                  James H. Hamilton &
                  Gwen H. Baker JTTEN
                  P.O. Box 281
                  Pine Level, NC  27568

                  Burgess Pigment Co.                                                       7.92%
                  P.O. Box 349
                  349 Deck Blvd.
                  Sandersville, GA  31082

                                      136

                  Primary B Shares
                  James Street Property Investors                                           5.82%
                  600 Atlantic Ave., Suite 2000
                  Boston, MA  02210

                        SHORT-TERM MUNICIPAL INCOME FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.70%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Walter V. Abbey Revocable Trust                                         100.00%
                  Walter V. Abbey Trustee DTD 08/22/90
                  430 Royal Palm Way
                  Boca Raton, FL  33432

                  Jerry W. Phillips                                                       100.00%
                  2901 Wilkinsville Road
                  Gaffney, SC  29340

                  Donaldson Lufkin Jenrette                                                11.02%
                  Securities Corporation, Inc.
                  P.O. Box 2052
                  Jersey City, NJ  07303-9998

                  Ed Price Jr. and                                                         10.22%
                  Lynn Price JTTEN
                  5600 Oakbrook Parkway
                  Suite 120
                  Norcross, GA  30093

                  Thurman D. Kitchin                                                        8.31%
                  P.O. Box 1479
                  Winter Park, FL  32790

                  Jerome Dobson &                                                           6.02%
                  Bridget Dobson JTTEN
                  2490 Piedmont Road, Suite 1206
                  Atlanta, GA  30305

                  Donaldson Lufkin Jenrette                                                 5.67%
                  Securities Corporation Inc.
                  P.O. Box 2052
                  Jersey City, NJ  07303-9998

                  Ralph Jerry Parker Jr.                                                    5.08%
                  500 Forest Avenue
                  Richmond, VA  23229-6808

                                      137

                  Investor B Shares
                  Edward W. Karrels                                                        22.82%
                  6 Abbeywood Court
                  Nashville, TN  37215

                  James D. Yopp Jr. and                                                     6.62%
                  Johanna F. Yopp JTTEN
                  1095 Fieldwood Lane
                  Winston-Salem, NC  27106-5863

                  William L. Spadoni and                                                    6.19%
                  Julia S. Spadoni JTTEN
                  P.O. Box 1019
                  Myrtle Beach, SC  29578-1019

                  James H. Sparks and                                                       5.69%
                  Karen M. Sparks JTTEN
                  4006 N. Witchduck Road
                  Virginia Beach, VA  23455

                  Michael P. Rashkind                                                       5.59%
                  3140 Kline Drive
                  Virginia Beach, VA  23452-6262

                  Investor C Shares
                  Louis J. Scott &                                                         45.60%
                  Leslie G. Scott JTWROS
                  9337B Katy Fwy, Suite 329
                  Houston, TX  77024

                  Jay L. Willmann and                                                      30.03%
                  Catherine B. Willmann JTTEN
                  2918 Kassarine Pass
                  Austin, TX  78704-4655

                  Richard Oppenheimer                                                      10.48%
                  2201 Northland Drive
                  Austin, TX  78756

                  John J. Mahoney                                                           5.72%
                  601 Pennsylvania Avenue, N.W. 1506 N.
                  Washington, DC  20004-2614

                        INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  CNOM & Co.                                                               51.72%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                                      138

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               35.48%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Rodac & Co.                                                              11.71%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                  Investor A Shares
                  George Gray                                                              28.29%
                  1708 Riverside Drive
                  Holly Hill, FL  32117

                  Kevin Carl Connor and                                                    20.73%
                  Cynthia Lee Connor JTTEN
                  127 Dolores Court
                  Redlands, CA  92374

                  Ronald W. Pietsch and                                                    20.31%
                  Carole J. Pietsch  JTWROS
                  16811 Brush Fork Road
                  Newark, OH  43056-0000

                  Richard M. Roach                                                         11.44%
                  4150 Mockingbird Lane
                  Rock Hill, SC  29730

                  Laverne A. Nebel TTEE                                                    11.15%
                  Laverne A. Nebel Trust
                  DTD 11/04/92
                  13630 Eagles Walk Drive
                  Clearwater, FL  34622

                  Stephens Inc. For The Exclusive                                           9.32%
                  Benefit Of Our Customers
                  P.O. Box 3507
                  Little Rock, AR  72203

                  Charles W. Doolin                                                         9.16%
                  3508 Harvard Avenue
                  Dallas, TX  75205-0000

                  Erin F. Ward                                                              8.17%
                  12597 E Alaska Avenue
                  Aurora, CO  80012

                                      139

                  Primary A Shares
                  J. Stephen Fingles &                                                      6.56%
                  Patricia A. Fingles JTTEN
                  5530 Crosshill Court
                  Charlotte, NC  28277

                  Lonnie K. Ledbetter and                                                   7.23%
                  Saundra Ledbetter JTWROS
                  P.O. Box 24622
                  Fort Worth, TX  76124-0000

                  Investor B Shares
                  WIN Communication Corp.                                                  16.64%
                  Attn:  Bob Poole
                  6755 Jimmy Carter Blvd.
                  Norcross, GA  30071-1702

                  Ellen Aston Paul                                                         10.03%
                  1407 N Weston Lane
                  Austin, TX  78733

                  Joanne B. Stegall                                                         9.33%
                  517 Cameo Terrace
                  Chesapeake, VA  23320

                  Eleanor B. Calkins and                                                    6.27%
                  W. D. Calkins JTTEN
                  9602 Baseline
                  Dallas, TX  75243

                  Jerry Ann Bell                                                            6.10%
                  213 Lucille Lane
                  Toccoa, GA  30577

                  Investor C Shares
                  Charles W. Doolin                                                        46.08%
                  3508 Harvard Avenue
                  Dallas, TX  75205-0000

                  Neal S. Platzer and                                                      34.25%
                  Jack W. Crosby JTTEN
                  Special Account
                  1410 Lost Ridge Circle
                  Seabrook, TX  77586-4514

                  Paul J. Rangel and                                                       13.71%
                  Kimberly K. Rangel JTTEN
                  915 Kipp Avenue
                  Kemah, TX  77565

                                      140

                              MUNICIPAL INCOME FUND


                  Primary A Shares
                  CNOM & Co.                                                               66.65%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                  NationsBank of Texas, N.A.                                               29.18%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  George Gray                                                              30.44%
                  1708 Riverside Drive
                  Holly Hill, FL  32117

                  Kevin Carl Connor and                                                    26.59%
                  Cynthia Lee Connor JTTEN
                  127 Dolores Court
                  Redlands, CA  92374

                  Richard M. Roach                                                         14.67%
                  4150 Mockingbird lane
                  Rock Hill, SC  29730

                  Ronald W. Pietsch and                                                    13.97%
                  Carole J. Pietsch JTWROS
                  16811 Brush Fork Road
                  Newark, OH  43056-0000

                  Irwin Grossman                                                            7.77%
                  540 Preston Commons
                  8117 Preston Road
                  Dallas, TX  75225-6312

                  Erin F. Ward                                                              5.62%
                  12597 E Alaska Avenue
                  Aurora, CO  80012

                  Investor C Shares
                  Sunrise OK Tires                                                          7.74%
                  c/o Vernon Hunter
                  1013 W. Sunrise Blvd.
                  Fort Lauderdale, FL  33311

                  Adam P. Walter                                                            6.51%
                  1208 Pineland Avenue
                  Venice, FL  34292

                                      141

                  Primary A Shares
                  Silvio Capoluongo &                                                       6.35%
                  Diana McNaughton JTTEN
                  3031 Newark Street, N.W.
                  Washington, DC  20006-3342

                  Vernon E. Potter and                                                      6.12%
                  Maxine Potter JTTEN
                  P.O. Box 820069
                  Dallas, TX  75382

                  Jake Schulhofer &                                                         5.67%
                  William A. Schulhofer &
                  Daniel Scott Schulhofer &
                  W.D. Schulhofer JTWROS
                  P.O. Box 314
                  Waynesville, NC  28786

                             SHORT-TERM INCOME FUND


                  Primary A Shares
                  NationsBank of Texas, N.A.                                               98.93%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Primary B Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Gerd W. Kraemer TTEE                                                     93.51%
                  Gerd W. Kraemer Rev Trust
                  DTD 10/12/90
                  425 Kings Bridge
                  Atlanta, GA  30329

                  BSDT Cust IRA FBO                                                        57.06%
                  Billy W. Gray
                  Rt. 2 Box 119
                  Hico, TX  76457-0000

                  Francis P. Gehring Jr.                                                   38.68%
                  P.O. Box 5285
                  Charlottesville, VA  22905-5285

                                      142

                  Investor A Shares
                  BSDT Cust IRA FBO                                                        24.25%
                  James L. Bowen Jr.
                  195 Springhill Drive
                  Tifton, GA  31794

                  Michael D. Shea                                                          16.80%
                  4770 South Atlanta Road
                  Smyrna, GA  30080

                  Jean E. Kellogg and                                                      15.66%
                  Thomas G. Kellogg JTTEN
                  52109 Tara Drive
                  South Bend, IN  46628

                  Southern Gas Association                                                 15.04%
                  Investment Fund
                  Attn:  Dotty Thornhill
                  3030 LBJ Freeway, #1300 LB 60
                  Dallas, TX  75234

                  Graward General                                                          11.66%
                  Attn:  Kellye Norcross - Controller
                  P.O. Box 290909
                  Nashville, TN  37229-0909

                  BSDT Cust IRA FBO                                                        10.27%
                  Mary M. Ryan
                  117 Great Oaks Lane
                  Roswell, GA  30075

                  BSDT Cust IRA FBO                                                         9.69%
                  Cleveland H. White
                  133 George Lane
                  Bonneau, SC  29431

                  BSDT Cust IRA FBO                                                         9.14%
                  Jeremiah J. Leahy
                  1101 N Elm Street, #503
                  Greensboro, NC  27401

                  BSDT Cust IRA FBO                                                         8.77%
                  Carl O. Blanks
                  3450 Evans Road, Apt. 120A
                  Chamblee, GA  30341

                  Gerald S. Gordon                                                          8.39%
                  2307 Bluebonnet
                  Houston, TX  77030-3601

                                      143

                  Investor A Shares
                  Dean Witter Reynolds Cust                                                 6.49%
                  FBO Cindy P. Jett
                  IRA STD Rollover, DTD 11/27/95
                  8005 Asmara
                  Austin, TX  78750-7816

                  BSDT Cust Rollover IRA FBO                                                5.44%
                  Bernice Schneider
                  1623 NE 172 Street
                  N Miami Beach, FL  33162-1430

                  Investor B Shares
                  Richmond Area Association For                                             5.01%
                  Retarded Citizens
                  1901 Westwood Avenue
                  Richmond, VA  23227

                  Investor C Shares
                  Virginia United Methodist Homes Inc.                                     32.11%
                  Attn:  Cheryl H. Duff
                  7113 Three Chopt Road, Suite 300
                  Richmond, VA  23226

                  Dr. George B. Richardson                                                 20.70%
                  516 Azalea Lane
                  Florence, SC  29501

                  Industrial Marine Service Inc.                                           15.72%
                  Attn:  Bob Lewis
                  1301 Marsh Street
                  P.O. Box 1779
                  Norfolk, VA  23501

                  The Lincolnshire Trust                                                    6.18%
                  5208 Lincolnshire
                  Dallas, TX  75287

                             DIVERSIFIED INCOME FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               92.82%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  CNOM & Co.                                                                6.29%
                  P.O. Box 500409
                  St. Louis, MO  63150-0409

                                      144

                  Primary B Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  BSDT Cust                                                                 9.13%
                  Rollover IRA FBO
                  William D. Patterson
                  1742 Hilltop
                  Kingwood, TX  77339

                  Dean Witter Reynolds Cust For                                             8.51%
                  James T. Pearce
                  IRA SEP DTD 06/14/93
                  P.O. Box 1986
                  Greenville, SC  29602-1986

                  BSDT Cust IRA FBO                                                         6.15%
                  James L. Bowen, Jr.
                  195 Springhill Drive
                  Tifton, GA  31794

                  BSDT Cust IRA FBO                                                         5.50%
                  Reid Askew
                  147 15th Street, 5A
                  Atlanta, GA  30309

                  Investor C Shares
                  Wanda Shearer                                                             9.91%
                  Acct #2
                  1065 Pine Top Road
                  Belton, SC  29627

                  Falcon Food Service Co. Inc.                                              6.13%
                  Attn:  J.B. Kraft, President
                  12753 Pineacre Lane
                  West Palm Beach, FL  33414

                  Ralph Akins, Bruce Akins, Betty                                           6.04%
                  Anne George & James Matlock TTEES
                  FBO Akins Feed & Seed Co. Inc.
                  Profit Sharing Plan
                  P.O. Box 289
                  Griffin, GA  30224

                                      145

                           STRATEGIC FIXED INCOME FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               89.73%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Boat & Co.                                                                6.57%
                  P.O. Box 14737
                  St. Louis, MO  63178-4737

                  Primary B Shares
                  NationsBank of Texas, N.A.                                               96.31%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  BSDT Cust                                                                21.19%
                  Rollover IRA FBO
                  William D. Patterson
                  1742 Hilltop
                  Kingwood, TX  77339

                  Sheryle Isaacs TTEE                                                      12.25%
                  Good Buy Sportswear
                  401K Savings Plan
                  2400 31st Street S.
                  St. Petersburg, FL  33712

                  BSDT Cust IRA FBO                                                        10.34%
                  Robert W. Hagemeyer
                  6220 Blackwater Trail
                  Sandy Springs, GA  30328-2719

                  BSDT Cust Rollover IRA FBO                                                8.23%
                  James L. Payne
                  Box 434
                  Hemphill, TX  75948

                  Anne Valcourt GDN FBO Danyel                                              7.48%
                  Chaniequa Solange Valcourt
                  c/o H.R. Chaplin
                  9930 W Broadview Drive
                  Bay Harbor Island, FL  33154

                                      146

                  Investor A Shares
                  BSDT Cust IRA FBO                                                         7.48%
                  Ernest Guy Varnadore Jr.
                  3000 Long Meadow Road
                  Rock Hill, SC  29730

                  Rental Uniform of Florence                                                7.10%
                  P.O. Box 12410
                  Florence, SC  29504-0410

                  BSDT Cust IRA FBO 6.29% C Broughton Williams Jr.
                  2222 2nd Street, SE
                  Moultrie, GA  31768-0000

                  Investor B Shares
                  Dean Witter Reynolds Cust For                                             8.93%
                  Robert A. Pierce
                  IRA Rollover, DTD 06/14/93
                  10 Lavington Court
                  Columbia, SC  29209-1944

                  Boatmen's Cust Rollover IRA FBO                                           7.82%
                  James D. Geskey
                  800 S Ocean Blvd., Apt. 408
                  Deerfield Beach, FL  33441-5143

                  Investor C Shares
                  Ralph Akins, Bruce Akins, Betty                                          27.12%
                  Anne George & James Matlock TTEES
                  FBO Akins Feed & Seed Co. Inc.
                  Profit Sharing Plan
                  P.O. Box 289
                  Griffin, GA  30224

                  John M. Lewis & Robert V. Dipauli &                                      13.97%
                  John H. Vaughan TTEES FBO
                  St. Joe Communications Inc.
                  Employees Salary Deferral Plan
                  502 Fifth Street
                  Port St. Joe, FL  32456

                  Edward A. Lewis TTEE                                                     11.70%
                  Aberdeen and Rockfish Railroad
                  Company Profit Sharing Plan & Trust
                  P.O. Box 917
                  101 East Main Street
                  Aberdeen, NC  28315

                                      147

                  Investor A Shares
                  Robert J. Chandler & Paul J. Cioffi &                                    10.62%
                  Steven P. Vizoukis TTEES FBO
                  Oak Tree Packaging Corp. Salaried
                  Palmer Plant Hourly 401K Plan
                  50 Chestnut Ridge Road
                  Montvale, NJ  07645

                  Triple S Inc. 401K                                                        9.84%
                  P.O. Box 34602
                  Charlotte, NC  28254-4602

                  BSDT Cust IRA FBO                                                         8.31%
                  James A. Blanchard
                  9 Las Brisas
                  Austin, TX  78746

                  William W. Jaeger &                                                       6.90%
                  Randall T. Odeneal TTEES
                  FBO Sconnix Broadcasting Company
                  Retirement Savings Plan
                  1921 Gallows Road, Suite 850
                  Vienna, VA  22182

                    FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.57%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Harry Singer Family LTD                                                  38.22%
                  A Colorado Ltd Partnership
                  840 NE 20 Avenue
                  Ft. Lauderdale, FL  33304

                  Sarah A. Barlow TTEE                                                     28.36%
                  Sarah A. Barlow Trust
                  U/A DTD 07/19/90
                  8400 Vamo Road, Apt. 664
                  Sarasota, FL  34231

                  Selma Lifsher Trustee                                                    23.34%
                  Selma Lifsher Trust, DTD. 03/02/89
                  19355 Turnberry Way, Apt. PHA
                  Aventura, FL  33180

                                      148

                  Investor A Shares
                  Robert N. Parsell Jr. and                                                12.94%
                  Inez G. Parsell JTWROS
                  207 East 25th Street
                  Sanford, FL  32771-0000

                  Jerry Jacobs and                                                          9.58%
                  Candice Jacobs JTWROS
                  306 Brantley Harbor Drive
                  Longwood, FL  32779-0000

                  Bernese K. Schwartz TTEE Bernese                                          6.84%
                  Schwartz Interv Rev. Tr DTD 06/05/84
                  2490 North Park Road
                  Apt. 321N
                  Hollywood, FL  33021-3714

                  Snack Time Vending Inc.                                                   6.32%
                  1967 Corporate Square
                  Longwood, FL  32750

                  Dean C. Colson and                                                        5.68%
                  Melinda B. Colson JTWROS
                  200 S Biscayne Blvd., 47th Floor
                  Miami, FL  33131

                  Charlotte G. Bowen                                                        5.21%
                  1371 South Ocean Blvd., Apt. 515
                  Pompano Beach, FL  33062-7142

                  Investor B Shares
                  Joseph A. Howell Jr. IRREV Trust                                          7.28%
                  U/A/D 10/10/83 Joan G. Howell TTEE
                  5420 North Ocean Drive, Apt. 1203
                  Singer Island, FL  33404-2526

                  Investor C Shares
                  Lynn Fain Friedman Trust DTD. 7/5/94                                     54.98%
                  Lynn Fain Friedman TTEE
                  5817 Midhill Street
                  Bethesda, MD  20817

                  Bert Ellison TTEE FBO                                                    15.35%
                  Bertram C. Ellison Rev Trust
                  U/A DTD 11/09/95
                  651 NW Hiatus Road
                  Plantation, FL  33325-2010

                                      149

                  Investor C Shares
                  Joline M. Ellison TTEE                                                   15.35%
                  FBO Joline M. Ellison Rev Trust
                  U/A DTD 11/09/95
                  651 NW Hiatus Road
                  Plantation, FL  33325-2010

                           FLORIDA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Jacqueline Bailes &                                                      70.91%
                  Charles E. Bailes Jr. &
                  Charles E. Bailes III &
                  J.D. Bailes -- Bailes Investment Acct
                  6212 Dartmoor Court
                  Orlando, FL  32819

                  Sarah A. Barlow TTEE                                                     29.44%
                  Sarah a. Barlow Trust
                  U/A DTD 07/19/90
                  8400 Vamo Road, Apt. 664
                  Sarasota, FL  34231

                  Selma Lifsher Trustee                                                    24.23%
                  Selma Lifsher Trust, DTD 03/02/89
                  19355 Turnberry Way, Apt. PHA
                  Aventura, FL  33180

                  Robert N. Parsell Jr. and                                                13.43%
                  Inez G. Parsell JTWROS
                  207 East 25th Street
                  Sanford, FL  32771-0000

                  Jerry Jacobs and                                                          9.95%
                  Candice Jacobs JTWROS
                  306 Brantley Harbor Drive
                  Longwood, FL  32779-0000

                  Eskel K. & Patricia E. Buckland As                                        8.00%
                  Co-Trustees of the Eskel K and
                  Patricia E. Buckland Living Trust
                  U/A DTD 02/10/95 631 SW 6th Street LGV 1001 Pompano Beach, FL
                  33060

                                      150

                  Investor A Shares
                  Harold A. Dargel and                                                      7.69%
                  Phyllis A. Dargel CO-TTEES
                  Harold A. Dargel Rev TR DTD 10/20/89
                  5721 SW 16th Court
                  Plantation, FL  33317-5901

                  Arthur W. Ihle Trustee                                                    6.55%
                  Arthur W. Ihle Revoc Liv Trust
                  DTD 11/21/94
                  910 Dogwood Drive, Apt. 447
                  Delray Beach, FL  33483

                  Snack Time Vending Inc.                                                   5.51%
                  1967 Corporate Square
                  Longwood, FL  32750

                  Investor C Shares
                  Lenora Trueman Tod Traci Lyn                                             93.67%
                  Trueman & Christopher Alan Trueman &
                  Shannon Li Trueman
                  Subj STA Rule
                  1658 NE 33 Street
                  Oakland Park, FL  33334

                  Stephens Inc.                                                             6.31%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock, AR  72201

                    GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.27%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Jan R.H. Moggre                                                          30.91%
                  9850 Terrace Lake Pointe
                  Roswell, GA  30076

                  James F. Sowinski                                                        26.97%
                  c/o Serologicals
                  780 Park North Blvd., #110
                  Clarkston, GA  30021

                                      151

                  Investor A Shares
                  Lyles W. Sanders &                                                       16.58%
                  Mary C. Sanders JTTEN
                  2305 Welton Place
                  Dunwoody, GA  30338

                  Tim M. Hurst                                                             15.37%
                  c/o Serologicals, Inc.
                  780 Park North Blvd., #110
                  Atlanta, GA  30021

                  Harold J. Tenoso                                                         12.61%
                  c/o Serologicals, Inc.
                  780 Park North Blvd., #110
                  Clarkston, GA  30021-0000

                  James E. Crowder III &                                                   10.83%
                  Ann B. Crowder JTWROS
                  96 Pine Gate Road
                  Peachtree City, GA  30269-1136

                  Investor B Shares
                  Edward J. Derst Jr. As Trustee                                           35.34%
                  U/A of Edward J. Derst Jr.
                  Trust Agreement DTD 11/15/88
                  258 Varn Drive
                  Savannah, GA  31405

                  Investor C Shares
                  Letty C. Cagle and                                                       25.35%
                  Douglas Cagle JTTEN
                  8592 Roswell Road, Apt. 318
                  Atlanta, GA  30350

                  Ruth D. Lautz TTEE                                                       10.21%
                  Ruth D. Lautz Revocable Trust
                  UAD 05/07/86
                  3046 Shinnecock Hills
                  Duluth, GA  30136

                  Arthur R. Lautz TTEE                                                      7.97%
                  FBO Arthur R. Lautz Revoc Trust
                  UAD 12/30/76
                  3046 Shinnecock Hills Drive
                  Duluth, GA  30136

                  Charles D. Davidson and                                                   7.74%
                  Judith L. Davidson JTTEN
                  370 Rosalie Court
                  Alpharetta, GA  30202

                                      152

                  Investor C Shares
                  Yoel Levi and                                                             5.44%
                  Jacqueline Levi JTTEN
                  620 Blue Teal Court
                  Atlanta, GA  30327

                  James K. Conner &                                                         5.11%
                  Katherine C. Conner JTTEN
                  1101 Hip Pocket Road
                  Peachtree City, GA  30269

                  Harry Jones &                                                             5.01%
                  Merlyn G. Jones JTWROS
                  P.O. Box 1021
                  Louisville, GA  30434

                           GEORGIA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.96%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Lucy M. Barrett                                                          45.96%
                  4 Halfmoon Court
                  Savannah, GA  31411-2218

                  Jerry D. Clements and                                                    31.00%
                  Elsie A. Clements JTWROS
                  1000 Applewood Dr., Apt. 184
                  Roswell, GA  30076-0000

                  James F. Sowinski                                                        21.24%
                  c/o Serologicals
                  780 Park North Blvd., #110
                  Clarkston, GA  30021

                  Jan R.H. Moggre                                                          15.38%
                  9850 Terrace Lake Pointe
                  Roswell, GA  30076

                  Patsy C. Martin                                                          15.31%
                  2612 Crofton Drive
                  Albany, GA  31707

                  Tim M. Hurst                                                             12.11%
                  c/o Serologicals Inc.
                  780 Park North Blvd., #110
                  Atlanta, GA  30021

                                      153

                  Investor A Shares
                  Harold J. Tenoso                                                          9.93%
                  c/o Serologicals Inc.
                  780 Park North Blvd. #110
                  Clarkston, GA  30021-0000

                  James E. Crowder III &                                                    8.53%
                  Ann B. Crowder JTWROS
                  96 Pine Gate Road
                  Peachtree City, GA  30269-1136

                  Investor C Shares
                  F. Wayne Weaver and                                                      96.49%
                  Edith T. McWaters JTTEN
                  1576 Bethsaida Road
                  Riverdale, GA  30296

                    MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Alice S. Bain                                                            56.42%
                  304 Alabama Road
                  Towson, MD  21204

                  Ralph C. Bain                                                            39.03%
                  304 Alabama Road
                  Towson, MD  21204

                  Robert Gladstone and                                                     20.74%
                  Leslie Gladstone JTTEN
                  2468 Belmont Road, NW
                  Washington, DC  20008-1610

                  Investor B Shares
                  Laurel R.G. Moreno, Trustee                                               5.77%
                  U/Deed DTD 10/14/91
                  FBO Miro Gudelsky
                  10808 Riverwood Drive
                  Potomac, MD  20854-1334

                                      154

                  Investor C Shares
                  William Bobrow                                                            7.54%
                  Miriam Bobrow JTTEN
                  10008 East Bexhill Drive
                  Kensington, MD  20895

                  Willard S. Friedman and                                                   6.41%
                  Lucy Friedman JTTEN
                  P.O. Box 235
                  Brentwood, MD  20722-0235

                  Shirley V. Tyndall and                                                    6.41%
                  Lucy Friedman JTTEN
                  P.O. Box 1241
                  Millersville, MD  21108-2009

                  Alan H. Bachman and                                                       6.34%
                  Judy L. Bachman JTTEN
                  4200 Massachusetts Ave., #912
                  Washington, DC  20016

                          MARYLAND MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.96%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Alice S. Bain                                                            56.18%
                  304 Alabama Road
                  Towson, MD  21204

                  Carol C. House &                                                         49.74%
                  Peter W. House JTWROS
                  4210 Leeward Place
                  Bethesda, MD  20816

                  Ralph C. Bain                                                            38.86%
                  304 Alabama Road
                  Towson, MD  21204

                  Raymond A. Turetsky and                                                  14.94%
                  Bess H. Turetsky JTTEN
                  11220 Woodson Avenue
                  Kensington, MD  20895-1427

                                      155

                  Investor A Shares
                  Charles E. Chlan                                                         14.61%
                  Sole Proprietorship
                  7200 Bel Air Road
                  Baltimore, MD  21206

                  Dona L. Lechliter and                                                     7.71%
                  Stephen C. Lechliter JTTEN
                  4002 Saul Road
                  Kensington, MD  20895

                  Richard E. Ireland and                                                    6.70%
                  Mary E. Ireland JTTEN
                  1423 Grouse Court
                  Frederick, MD  21702

                  Investor C Shares
                  Stephens Inc.                                                            99.63%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock, AR  72201

                 NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Dorothy P. Stroud                                                        33.09%
                  Rt. 9, Box 36
                  Kinston, NC  28501

                  David D. Lavoie Cust                                                     20.24%
                  Douglas K. Lavoie UTMA NC
                  5410 McAlpine Farm Road
                  Charlotte, NC  28226

                  David C. Lavoie Cust                                                     20.24%
                  Rebecca T. Lavoie UTMA NC
                  5410 McAlpine Farm Road
                  Charlotte, NC  28226

                  Charles M. Gulledge                                                       9.77%
                  4600 Belvoir Court
                  Charlotte, NC  28270

                                      156

                  Primary A Shares
                  W. Frank Dowd, Jr.                                                        9.75%
                  P.O. Box 35430
                  Charlotte, NC  28235-5430

                  Ron F. Robine and                                                         8.72%
                  Cathy G. Robine JTWROS
                  18512 Square Sale Road
                  Cornelius, NC  28031

                  Karen Elizabeth Ritchie                                                   6.49%
                  9515-2A Willow Ridge Road
                  Charlotte, NC  28210

                  Gilbert Norman Foster                                                     6.29%
                  430 Queens Road, Unit 422
                  Charlotte, NC  28207

                  Frances Wagoner West                                                      5.85%
                  1004 Morningside Drive
                  Rockingham, NC  28379

                  Elizabeth H. Miller                                                       5.43%
                  P.O. Box 68
                  Tuxedo, NC  28784

                  Investor C Shares
                  Barbara B. Coyner                                                        19.28%
                  513 Lake Boone Trail
                  Raleigh, NC  27608-1027

                  J. Robert Stout & Maggie S. Stout                                        13.85%
                  TTEES FBO J. Robert Stout Revocable
                  Trust DTD 02/19/97
                  P.O. Box 35343
                  Greensboro, NC  27425

                  W. Joseph Selvia and                                                      8.92%
                  Jay P. Selvia JTTEN
                  5730 Phillips Bridge Road
                  Winston Salem, NC  27104-3323

                  Anna B. Steele                                                            8.60%
                  2041 Georgia Avenue
                  Winston Salem, NC  27104

                  William F. Cox                                                            8.58%
                  3225 Bermuda Village
                  Advance, NC  27006-9478

                                      157

                  Investor C Shares
                  Jean Parker Moore                                                         6.12%
                  2721 Spring Garden Road
                  Winston Salem, NC  27106

                  Roger W. Simmons and                                                      5.26%
                  Mary R. Simmons JTTEN
                  150 River Hill Drive
                  Advance, NC  27006

                       NORTH CAROLINA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.94%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Dorothy P. Stroud                                                        35.03%
                  Rt. 9, Box 36
                  Kinston, NC  28501

                  David C. Lavoie Cust                                                     21.42%
                  Douglas K. Lavoie UTMA NC
                  5410 McAlpine Farm Road
                  Charlotte, NC  28226

                  David C. Lavoie Cust                                                     21.42%
                  Rebecca t. Lavoie UTMA NC
                  5410 McAlpine Farm Road
                  Charlotte, NC  28226

                  Barbara Bartow Church                                                    19.33%
                  1535 Providence Road
                  Charlotte, NC  28207-2627

                  Andrew M. Silton and                                                     11.45%
                  Margaret Kanze Silton JTWROS
                  5314 Germaine Terrace
                  Charlotte, NC  28226-0000

                  Nancy H. Brame                                                            9.46%
                  6401 Brookburg Court
                  Charlotte, NC  28226-6031

                  Charles M. Gulledge                                                       8.68%
                  4600 Belvoir Court
                  Charlotte, NC  28270

                                      158

                  Primary A Shares
                  Karen Elizabeth Ritchie                                                   6.87%
                  9515-2A Willow Ridge Road
                  Charlotte, NC  28210

                  Ruth J. Brandquist                                                        6.85%
                  5144 Huntcliff Trail
                  Winston-Salem, NC  27104-4455

                  NFSC FEBO #NC4-087521                                                     6.27%
                  Sarah Lee Dunn Howell TTEE
                  Sarah Lee Dunn Howell Rev
                  Living Trust, U/A 6/5/97
                  101 Sheffield Circle
                  Chapel Hill, NC  27514

                  Byron E. Gross &                                                          6.09%
                  Pauline S. Gross Ten Com
                  3768 Osceola Road
                  Elon College, NC  27244-9784

                  Susan E. Bales and                                                        5.90%
                  Audrey D. Bales JTTEN
                  Box 712
                  Wingate, NC  28174

                  Investor C Shares
                  Estate of Eugene G. Agres                                                86.20%
                  c/o Robert F. Agres
                  9934 NW 65th Manor
                  Parkland, FL  33076

                  Stephens Inc.                                                            13.75%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock, AR  72201

                 SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.82%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                                      159

                  Investor A Shares
                  C. Clarke Moore and                                                      98.30%
                  Michael K. Neil TTEES
                  C W F. Spencer Jr. Residual Trust
                  U/A DTD 03/23/67
                  P.O. Box 230
                  Rock Hill, SC  29731

                  James T. Pearce                                                          21.60%
                  P.O. Box 1986
                  Greenville, SC  29602-1986

                  Larry G. Craig                                                            5.38%
                  1009 Sundown Cr
                  Taylors, SC  29687-4461

                  Louanne T. Ricker, Trustee                                                5.34%
                  DTD 02/13/91
                  Louanne T. Ricker Trust
                  P.O. Box 7892
                  Hilton Head, SC  29938-7892

                  Investor C Shares
                  Helena B. Clark                                                           6.57%
                  324 Broad River Drive
                  Santee, SC  29142-9301
                  Bernhard Karl Jantzen Trustee                                             5.76%
                  DTD 05/12/92
                  Bernhard Karl Jantzen Trust
                  17 Johnson Road
                  Charleston, SC  29407

                       SOUTH CAROLINA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  C. Clarke Moore and                                                      98.51%
                  Michael K. Neil TTEES
                  C W F. Spencer Jr. Residual Trust
                  U/A DTD 03/23/67
                  P.O. Box 230
                  Rock Hill, SC  29731

                                      160

                  Investor A Shares
                  Donna R. Cart                                                            52.54%
                  1140 Partridge Road
                  Spartanburg, SC  29302-3328

                  James C. Cuppia & Doris W. Cuppia                                        25.57%
                  TTEES Jerome C. Cuppia Jr. Trust
                  DTD 10/28/87
                  8 Outerbridge Circle
                  Hilton Head, SC  29926-2916

                  Doris White Cuppia TTEE FBO                                              11.99%
                  Doris White Cuppia TR DTD 10/28/87
                  By Doris White Cuppia
                  8 Outerbridge Circle
                  Hilton Head, SC  29926

                  Investor C Shares
                  Wanda Shearer                                                            97.07%
                  Acct #2
                  1065 Pine Top Road
                  Belton, SC  29627

                   TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Stephens Inc.                                                            38.12%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                  Stephens Inc.                                                            26.88%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                  Stephens Inc.                                                            18.38%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon  Street
                  Charlotte, NC  28255

                                      161

                  Investor A Shares
                  Bob G. Long                                                              18.32%
                  P.O. Box 266
                  Hermitage, TN  37076

                  Marshall T. Polk, III                                                    16.31%
                  P.O. Box 90148
                  Nashville, TN  37209-0148

                  Stephens Inc.                                                            16.62%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                  Joseph L. Dilorenzo                                                       8.34%
                  310 Watercress Drive
                  Franklin, TN  37064

                  James R. Kellam III                                                       7.97%
                  3605 Sycamore Lane
                  Nashville, TN  37215-1937

                  Investor B Shares
                  John O. Colton                                                           19.63%
                  6211 Jocelyn Hollow Road
                  Nashville, TN  37205-3213

                  Robert R. Hayes and                                                      12.02%
                  Vira E. Hayes JTTEN
                  400 Bryants Lane
                  Woodbury, TN  37190-1641

                  Investor C. Shares
                  Stephens Inc.                                                            99.58%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock AR  72201

                          TENNESSEE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.92%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                                      162

                  Investor A Shares
                  Jerry L. Benefield &                                                     83.61%
                  Evelyn S. Benefield JTWROS
                  4036 Barfield Road
                  Murfreesboro, TN  37129-5719

                  Allene Ellis &                                                            8.54%
                  Joyce Rose JTTEN
                  2544 Bearwallow Road
                  Ashland City, TN  37025-4506

                  Stephens Inc.                                                            31.92%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                  Stephens Inc.                                                            30.80%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                  Stephens Inc.                                                            25.11%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon  Street
                  Charlotte, NC  28255

                  Stephens Inc.                                                            12.17%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                                      163

                     TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas NA                                                 100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Reggie D. Bradford &                                                     83.32%
                  Sharon A. Bradford
                  3306 Oak Hill Drive
                  Garland, TX  75043

                  Motco                                                                    18.68%
                  P.O. Box 17001-Trust
                  San Antonio, TX  78217

                  Harriet G. Wolf                                                          18.26%
                  2520 Old Gate Road
                  San Antonio, TX  78230-0000

                  Marianne Ehrlich                                                         17.87%
                  2418 Wordsworth
                  Houston, TX  77030

                  James Bradley Curlee, Trustee for                                        15.98%
                  The Homer Hill Shaw Trust
                  DTD 11-23-94
                  2205 Tower Drive
                  Austin, TX  78703

                  Stephens Inc.                                                             6.36%
                  Attn:  Jim Clark
                  NationsBank NC1-002-33-31
                  101 South Tryon Street
                  Charlotte, NC  28255

                  Investor B Shares
                  Montine T. Wisdom                                                        10.99%
                  6335 W. Northwest Highway, #1318
                  Dallas, TX  75225-3533

                  James Robert Mallory and                                                 10.80%
                  Faith K. Mallory JTTEN
                  2400 Winton Terrace East
                  Ft. Worth, TX  76109

                                      164

                  Investor B Shares
                  Oliver Roofing Systems                                                    7.82%
                  906-B Justin Lane
                  P.O. Box 180191
                  Austin, TX  78718

                  A.G. Martin and                                                           5.12%
                  Nellie L. Martin JTTEN
                  2011 32nd Street
                  Lubbock, TX  79411

                  Investor C Shares
                  Orsinger Investments Ltd                                                 99.60%
                  2206 Camelback Drive
                  San Antonio, TX  78209-4262

                            TEXAS MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                               99.96%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Reggie D. Bradford &                                                     87.22%
                  Sharon A. Bradford
                  3306 Oak Hill Drive
                  Garland, TX  75043

                  MOTCO                                                                    60.90%
                  P.O. Box 17001-Trust
                  San Antonio, TX  78217

                  Liberto Investments Ltd. Partnership                                     15.10%
                  621 S Flores Street
                  San Antonio, TX  78204-1220

                  Jeanette Dorman and                                                       7.97%
                  Taylor Dorman JTWROS
                  Route 13, Box 6089
                  Lufkin, TX  75901-0000

                  Carolyn A. Lee &                                                          6.93%
                  Phillip A. Lee JTTEN
                  P.O. Box 7917
                  Horseshoe Bay, TX  78657

                  Shirley A. Wagner                                                         6.23%
                  3002 San Paula
                  Dallas, TX  75228-0000

                                      165

                  Investor B Shares
                  Miriam F. Hildebrand                                                     12.43%
                  884 Edmondson Pike
                  Brentwood, TN  37027

                  Jay L. Willmann and                                                      96.56%
                  Catherine B. Willmann JTTEN
                  2918 Kassarine Pass
                  Austin, TX  78704-4655

                  Investor C Shares
                  Frank W. Condurelis and                                                  93.42%
                  Jane E. Condurelis JTTEN
                  806 Brentview Drive
                  Nashville, TN  37220

                  Stephens Inc.                                                             6.55%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock, AR  72201

                    VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                  Investor A Shares
                  Roy R. Martine &                                                         93.27%
                  Kathleen H. Martine JTWROS
                  4009 Tottenham Court
                  Richmond, VA  23233-1771

                  Investor C Shares
                  Boat America                                                              5.10%
                  Attn:  Helen Valdez
                  884 South Picket Street
                  Alexandria, VA  22304

                          VIRGINIA MUNICIPAL BOND FUND

                  Primary A Shares
                  NationsBank of Texas, N.A.                                              100.00%
                  Attn:  Adrian Castillo
                  1401 Elm Street, 11th Floor
                  Dallas, TX  75202-2911

                                      166

                  Investor A Shares
                  Roy R. Martine &                                                         96.16%
                  Kathleen H. Martine JTWROS
                  4009 Tottenham Court
                  Richmond,, VA  23233-1771

                  Rodney M. Carlson and                                                    14.86%
                  Joyce L. Carlson JTTEN
                  3608 South Creek Court
                  Chesapeake, VA  23325

                  Rebecca C. Bell                                                          13.29%
                  1092 Oaklawn Drive
                  Culpepper, VA  22701

                  Gloria W. Keesee                                                         13.28%
                  4511 Bromley Lane
                  Richmond, VA  23221-1101

                  Jessie E. Spells                                                         10.63%
                  14927 Boydell Drive
                  Centreville, VA  22020-1534

                  Creola M. Shearin                                                        10.43%
                  2205 Parkside Avenue
                  Richmond, VA  23228

                  Lester W. Morris                                                         10.18%
                  c/o C. Hunter Jones
                  308 Duncan Street
                  Ashland, VA  23005-1910

                  Mrudula N. Patel TTEE                                                     6.15%
                  U/T/A Mrudula N Patel Liv Trust
                  DTD 11/12/92
                  9304 Jackson Street
                  Burke, VA  22015

                  Esmond L. Dominick, Jr.                                                   5.43%
                  4014 Tanglewood Trail
                  Chesapeake, VA  23325-2258

                  Gaye B. Becker TTEE For The                                               5.14%
                  Diane F. Barret Trust 12/31/96
                  9649 Boyett Court
                  Fairfax, VA  22032

                                      167

                  Investor A Shares
                  Jeffrey W. Hale and                                                       4.42%
                  Diana A. Hale JTTEN
                  8618 Woodbine Lane
                  Annandale, VA  22003-2247

                  Investor C Shares
                  Russell E. Herring                                                       94.42%
                  P.O. Box 568
                  Crozet, VA  22932

                  Stephens Inc.                                                             5.56%
                  Attn:  Cindy Cole
                  111 Center Street
                  Little Rock, AR  72201

         As of July 2, 1997, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Trust acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Trust under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

         BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 -- Satisfactory capacity to pay principal and interest.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but, to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term ratings described above.

         For commercial paper, Fitch uses the short-term ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

         AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

         AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         Long-term debt ratings may include a plus (+) or minus(-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

         AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB--Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

         The following summarizes the two highest short-term debt ratings used by IBCA:

         A1+ - When issues posses a particularly strong credit feature, a rating of A1+ is assigned.

         A1 - Obligations supported by the highest capacity for timely repayment.

         A2 -- Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING

                                OPTIONS & FUTURES

         As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of the Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.)

I.       Interest Rate Futures Contracts.

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The investment adviser ("Adviser") wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses also would be incurred.

II.      Index Futures Contracts.

         A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

                HEDGE OBJECTION: PROTECT AGAINST INCREASING PRICE

     Portfolio             Futures

         -Day Hedge is Placed-

Anticipate Buying $62,500      Buying 1 Index Futures at 125

Equity Portfolio           Value of Futures = $62,500/Contract

         -Day Hedge is Lifted-

Buy Equity Portfolio with      Sell 1 Index Futures at 130

Actual Cost = $65,000      Value of Futures = $65,000/Contract

Increase in Purchase Price =$2,500      Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

                   HEDGE OBJECTIVE: PROTECT AGAINST DECLINING

                             VALUE OF THE PORTFOLIO

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Portfolio Beta Relative to the Index - 1.0

     Portfolio             Futures

         -Day Hedge is Placed --

Anticipate Selling $1,000,000       Sell 16 Index Futures at 125

  Equity Portfolio         Value of Futures = $1,000,000

         -Day Hedge is Lifted --

Equity Portfolio-Own       Buy 16 Index Futures at 120

  Stock with Value = $960,000       Value of Futures = $960,000

  Loss in Portfolio Value = $40,000     Gain on Futures = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

                HEDGE OBJECTIVE: PROTECT AGAINST INCREASING PRICE

     Portfolio             Futures

         -Day Hedge is Placed--

Anticipate Buying $62,500      Buying 1 Index Futures at 125

   Equity Portfolio        Value of Futures = $62,500/Contract

         -Day Hedge is Lifted--

Buy Equity Portfolio with      Sell 1 Index Futures at 120

   Actual Cost - $60,000       Value of Futures = $60,000/Contract

   Decrease in Purchase Price = $2,500      Loss on Futures = $2,500/Contract

                   HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

                   HEDGE OBJECTIVE: PROTECT AGAINST DECLINING

                             VALUE OF THE PORTFOLIO

Factors:

Value of Stock Portfolio = $1,000,000

Value of Futures Contract = 125 x $500 = $62,500

Portfolio Beta Relative to the Index = 1.0

     Portfolio             Futures

         -Day Hedge is Placed --

Anticipate Selling $1,000,000       Sell 16 Index Futures at 125

     Equity Portfolio      Value of Futures = $1,000,000

              -Day Hedge is Lifted --

Equity Portfolio-Own       Buy 16 Index Futures at 130

     Stock with Value = $1,040,000      Value of Futures = $1,040,000

     Gain in Portfolio = $40,000        Loss of Futures = $40,000

III.     Margin Payments.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      Risks of Transactions in Futures Contracts.

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.       Options on Futures Contracts.

         The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

VI.      Accounting and Tax Treatment.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent (40%) of any gains or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent (60%) of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. With respect to futures contracts to sell or options which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell or options will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such and certain options, a Fund may make an election which will except (in whole or in part) those identified futures contracts or options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and not more than 40% of any net loss may be treated as short-term.

         Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts and options on futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         As described more full in the section of the SAI entitled "Additional Information Concerning Taxes," in order to qualify as a regulated investment company under the Code a Fund must derive less than

30% of its gross income from investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING

                           MORTGAGE-BACKED SECURITIES


MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                               NATIONS FUND TRUST
                           FILE NOS. 2-97817; 811-4305



                                     PART C

                                OTHER INFORMATION

PART C.  OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

(a)   Financial Statements:

      Included in Part A:

              Per Share Income and Capital Changes

      Included in Part B:

     Audited Financial Statements for Nations Government Money Market, Nations Tax Exempt, Nations Value, Nations Capital Growth, Nations Emerging Growth, Nations Disciplined Equity, Nations Equity Index, Nations Balanced Assets, Nations Short-Intermediate Government, Nations Short-Term Income, Nations Diversified Income, Nations Strategic Fixed Income, Nations Short-Term Municipal Income, Nations Municipal Income, Nations Intermediate Municipal Bond, Nations Florida Intermediate Municipal Bond, Nations Georgia Intermediate Municipal Bond, Nations Maryland Intermediate Municipal Bond, Nations North Carolina Intermediate Municipal Bond, Nations South Carolina Intermediate Municipal Bond, Nations Tennessee Intermediate Municipal Bond, Nations Texas Intermediate Municipal Bond, Nations Virginia Intermediate Municipal Bond, Nations Florida Municipal Bond, Nations Georgia Municipal Bond, Nations Maryland Municipal Bond, Nations North Carolina Municipal Bond, Nations South Carolina Municipal Bond, Nations Tennessee Municipal Bond, Nations Texas Municipal Bond and Nations Virginia Municipal Bond
     Funds:

               Schedule of Investments for March 31, 1997
               Statements of Assets and Liabilities for March 31, 1997 Statements of Operations for the fiscal year ended March 31, 1997
               Statements of Changes in Net Assets for the fiscal year ended
                 March 31, 1997 and the fiscal period ended March 31, 1996
               Schedule of Capital Stock Activity for the fiscal year ended
                 March 31, 1997
               Notes to Financial
               Statements Report of Independent Accountants, dated May 15, 1997

 Included in Part C:

      Consent of Independent Accountants

(b)   Exhibits

      Exhibit
      Number

      (1)(a) Declaration of Trust dated May 6, 1985, is incorporated by reference to its Registration Statement, filed May 17, 1985.

      (1)(b) Certificate pertaining to classification of shares dated May 17, 1985, is incorporated by reference to its Registration Statement, filed May 17, 1985.

      (1)(c) Amendment dated July 27, 1987, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 4 to its Registration Statement filed January 29, 1988.

      (1)(d) Amendment dated September 13, 1989, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 8 to its Registration Statement filed March 16, 1990.

      (1)(e) Certificate pertaining to classification of shares dated August 24, 1990, is incorporated by Post-Effective Amendment No. 11, filed September 26, 1990.

      (1)(f) Amendment dated November 26, 1990 to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 13, filed January 18, 1991.

      (1)(g) Certificate pertaining to classification of shares dated July 18, 1991 is incorporated by reference to Post-Effective Amendment No. 16, filed July 23, 1991.

      (1)(h) Amendment dated March 26, 1992, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 19, filed March 30, 1992.

      (1)(i) Certificate relating to classification of shares is incorporated by reference to Amendment No. 19, filed March 30, 1992.

      (1)(j) Amendment dated September 21, 1992, to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 23, filed December 23, 1992.

      (1)(k) Amendment dated March 26, 1993, to the Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 27, filed May 27, 1993.

      (1)(l) Certificate relating to the establishment of money market funds' Investor C shares dated July 8, 1993, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

      (1)(m) Certificate relating to the establishment of the Equity Index, Short-Trm Municipal Income, Florida Municipal Bond, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Tennessee Municipal Bond, Texas Municipal Bond and Virginia Municipal Bond Funds dated September 22, 1993, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

      (1)(n) Certificate relating to the establishment of the Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 30, filed December 1, 1993.

      (1)(o) Certificate relating to the redesignation of Investor B Shares and Investor C Shares of the non-money market funds to "Investor C Shares" and "Investor N Shares," respectively, is incorporated by reference by Post-Effective Amendment No. 32, filed March 29, 1994.

      (1)(p) Certificate relating to the Classification of Shares of the Money Market Fund and the Tax Exempt Fund creating "Investor D Shares," is incorporated by reference to Post-Effective Amendment No. 36, filed January 31, 1995.

      (1)(q) Classification of Shares relating to the renaming of Nations Special Equity Fund is incorporated by reference to Post-Effective Amendment No. 36, filed January 31, 1995.

      (1)(r) Certificate relating to the establishment of Nations Tax-Managed Equity Fund's Series of Shares is incorporated by reference to Post-Effective Amendment No. 40, filed October 20, 1995.

      (2)(a) Amended and Restated Code of Regulations as approved and adopted by Registrant's Board of Trustees is incorporated by reference to Pre-Effective Amendment No. 2, filed October 4, 1985.

      (2)(b) Amendment to the Code of Regulations as approved and adopted by Registrant's Board of Trustees on June 24, 1992, is incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1992.

      (3)      None.

      (4)(a)   Specimen copies of share certificates, to be filed by amendment.

      (5)(a) Investment Advisory Agreement between NationsBanc Advisors, Inc., ("NBAI") and the Registrant is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

      (5)(b) Sub-Advisory Agreement among NBAI, TradeStreet Investment Associates, Inc. ("TradeStreet") and the Registrant is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996. 3

      (6)(a) Distribution Agreement between Stephens Inc. and Registrant for all classes of shares of Nations Fund Trust is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (7)      None.

      (8) Mutual Fund Custody and Sub-Custody Agreement between Registrant, NationsBank of Texas, N.A. ("NationsBank Texas") and The Bank of New York, dated October 18, 1996, is incorporated by reference to Post-Effective Amendment No. 48, filed May 16, 1997.

      (9)(a) Administration Agreement between Stephens Inc. and Registrant is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(b) Co-Administration Agreement between The Boston Company Advisors, Inc. and Registrant is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

      (9)(c) Shareholder Administration Agreement for Trust B Shares (now known as Primary B Shares) is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

      (9)(d) Transfer Agency and Services Agreement dated June 1, 1995, between Registrant and The Shareholder Services Group, Inc., to be filed by amendment.

      (9)(e) Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Trust Shares (now known as Primary Shares) of the Government, Tax Exempt, Money Market, Income, Equity, Value, Managed Bond, Municipal Income, Georgia Municipal Bond, Maryland Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond and Short-Intermediate Government Funds, is incorporated by reference to Post-Effective Amendment No. 22, filed April 6, 1992.

      (9)(f) Amendment No. 1 dated September 28, 1992, to the Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the Trust Shares (now known as Primary Shares) of the Capital Growth Fund Emerging Growth Fund, Balanced Assets Fund, Short-Term Income Fund, Adjustable Rate Government Fund, Diversified Income Fund, Strategic Fixed Income Fund, Mortgage-Backed Securities Fund, Florida Municipal Bond Fund, North Carolina Municipal Bond Fund and Texas Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(g) Amendment No. 2 dated February 3, 1993, to the Transfer Agency Agreement between Registrant and NationsBank Texas, dated April 25, 1992, relating to the

               Tennessee Municipal Bond Fund and Municipal Income Fund, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

      (9)(h) Amendment No. 3 to the Transfer Agency Agreement relating to the Equity Index Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund, is incorporated by reference to Post-Effective Amendment No. 29, filed September 30, 1993.

   (9)(h)(i) Amendment No. 4 to the Transfer Agency Agreement relating to Nations Tax-Managed Equity Fund is incorporated by reference to Post-Effective Amendment No. 40, filed October 20, 1995.

      (9)(i) Cross Indemnification Agreement dated June 27, 1995, between the Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. incorporated by reference to Post-Effective No. 39, filed September 28, 1995.

      (9)(j) Form of Shareholder Servicing Agreement relating to Primary B Shares is incorporated by reference to Post-Effective Amendment No. 27, filed May 27, 1993.

      (9)(k) Shareholder Servicing Plan for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(l) Forms of Shareholder Servicing Agreement for Investor A Shares are incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(m) Shareholder Servicing Plan for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(n) Forms of Shareholder Servicing Agreement for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, are incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(o) Shareholder Servicing Plan for Investor C Shares of the money market funds and Investor N Shares (formerly Investor C Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

      (9)(p) Forms of Shareholder Servicing Agreement for Investor C Shares of the money market funds and Investor N Shares (formerly Investor C Shares) of the non-money market funds are incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (10)       Opinion and Consent of Counsel is filed herewith.

    (11) Consent of Independent Accountants (Price Waterhouse LLP) is filed herewith.

    (12)       N/A

    (13)       N/A

    (14)(a) Prototype Individual Retirement Account Plan, is incorporated by reference to Post-Effective Amendment No. 26, filed March 26, 1993.

    (15)(a) Amended and Restated Shareholder Servicing and Distribution Plan Pursuant to Rule 12b-1 for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(b) Form of Sales Support Agreement for Investor A Shares is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(c) Amended and Restated Distribution Plan for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds, is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(d) Form of Sales Support Agreement for Investor B Shares of the money market funds and Investor C Shares (formerly Investor B Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(e) Distribution Plan for Investor N Shares (formerly Investor C Shares) of the non-money market funds is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(f) Form of Sales Support Agreement for Investor N Shares (formerly Investor C Shares) of the non-money market funds) is incorporated by reference to Post-Effective Amendment No. 32, filed March 29, 1994.

    (15)(g) Shareholder Administration Plan for Primary B Shares is incorporated by reference to Post-Effective Amendment No. 41, filed January 29, 1996.

    (16)(a) Schedules for Computation of Primary A Shares is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.
                                       6

    (16)(b) Schedules for Computation of Primary B Shares shall be filed by Amendment.

    (16)(c) Schedules for Computation of Investor A Shares is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(d) Schedules for Computation of Investor C Shares (formerly Investor B Shares) is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(e) Schedules for Computation of Investor N Shares (formerly Investor C Shares) is incorporated by reference to Post-Effective Amendment No. 37, filed March 31, 1995.

    (16)(f) Schedules for Computation of Investor D Shares to be filed by amendment.

     (17)      N/A

     (18) Revised Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Post-Effective Amendment No. 44, filed July 25, 1996.

Item 25.   Persons Controlled By or Under Common Control with Registrant

                  Registrant is controlled by its Board of Trustees.

Item 26.   Number of Holders of Securities

                  The following information is as of June 12, 1997.

                                                                     Number of
Title of Class                                                    Record Holders

Nations Government Money Market Fund  - Investor A                        222
                                      - Investor B                         43
                                      - Investor C                         28
                                      - Daily                              51
                                      - Primary A                           3
                                      - Primary B                           1


Nations Tax Exempt Fund               - Investor A                      3,184
                                      - Investor B                        376
                                      - Investor C                        436
                                      - Daily                              84
                                      - Primary A                         247
                                      - Primary B                           1

Nations Value Fund                    - Investor A                      4,618
                                      - Investor B                      7,860
                                      - Investor C                        310
                                      - Primary A                          72
                                      - Primary B                           6

Nations Capital Growth Fund           - Investor A                      1,641
                                      - Investor B                      3,944
                                      - Investor C                        251
                                      - Primary A                          43
                                      - Primary B                           3

Nations Emerging Growth Fund          - Investor A                      1,392
                                      - Investor B                      4,178
                                      - Investor C                        132
                                      - Primary A                          36
                                      - Primary B                           5

Nations Disciplined Equity Fund       - Investor A                        595
                                      - Investor B                      1,737
                                      - Investor C                         40
                                      - Primary A                          21
                                      - Primary B                           2

Nations Equity Index Fund             - Primary A                          38
                                      - Primary B                           4
                                      - Investor A                         94

Nations Managed Index Fund            - Investor A                        214
                                      - Investor C                         17
                                      - Primary A                           5
                                      - Primary B                           1

Nations Managed SmallCap Index Fund   - Investor A                          0
                                      - Investor C                          0
                                      - Primary A                           0
                                      - Primary B                           0

Nations Balanced Assets Fund          - Investor A                        592
                                      - Investor B                      3,764
                                      - Investor C                         76
                                      - Primary A                          51
                                      - Primary B                           6

Nations Short-Intermediate            - Investor A                      1,080
Government Fund                       - Investor B                        491
                                      - Investor C                        307
                                      - Primary A                          36
                                      - Primary B                           4

Nations Short-Term Income Fund        - Investor A                        156
                                      - Investor B                        353
                                      - Investor C                         92
                                      - Primary A                          10
                                      - Primary B                           2

Nations Diversified Income Fund       - Investor A                        485
                                      - Investor B                      3,664
                                      - Investor C                        143
                                      - Primary A                          11
                                      - Primary B                           2

Nations Strategic Fixed Income        - Investor A                        291
Fund                                  - Investor B                        127
                                      - Investor C                         20
                                      - Primary A                          58
                                      - Primary B                           5

Nations Municipal Income Fund         - Investor A                        298
                                      - Investor B                        387
                                      - Investor C                         54
                                      - Primary A                           4
                                      - Primary B                           0

Nations Intermediate Municipal        - Investor A                         61
Bond Fund                             - Investor B                         41
                                      - Investor C                          7
                                      - Primary A                           4
                                      - Primary B                           0

Nations Short-Term Municipal          - Investor A                         76
Income Fund                           - Investor B                        129
                                      - Investor C                         10
                                      - Primary A                           2
                                      - Primary B                           0

Nations Florida Intermediate          - Investor A                         61
Municipal Bond Fund                   - Investor B                        111
                                      - Investor C                          9

                                      - Primary A                           2
                                      - Primary B                           0

Nations Georgia Intermediate          - Investor A                        173
Municipal Bond Fund                   - Investor B                        164
                                      - Investor C                         43
                                      - Primary A                           6
                                      - Primary B                           0

Nations Maryland Intermediate         - Investor A                        277
Municipal Bond Fund                   - Investor B                        202
                                      - Investor C                         63
                                      - Primary A                           1
                                      - Primary B                           0

Nations North Carolina Intermediate   - Investor A                        121
Municipal Bond Fund                   - Investor B                        193
                                      - Investor C                         30
                                      - Primary A                           1
                                      - Primary B                           0

Nations South Carolina Intermediate   - Investor A                          6
Municipal Bond Fund                   - Investor B                        192
                                      - Investor C                         94
                                      - Primary A                           2
                                      - Primary B                           0

Nations Tennessee Intermediate        - Investor A                         63
Municipal Bond Fund                   - Investor B                         64
                                      - Investor C                          2
                                      - Primary A                           1
                                      - Primary B                           0

Nations Texas Intermediate            - Investor A                         21
Municipal Bond Fund                   - Investor B                         83
                                      - Investor C                          3
                                      - Primary A                           1
                                      - Primary B                           0

Nations Virginia Intermediate         - Investor A                        795
Municipal Bond Fund                   - Investor B                        365
                                      - Investor C                        119
                                      - Primary A                           1
                                      - Primary B                           0

Nations Virginia Municipal Bond       - Investor A                         17
Fund                                  - Investor B                        473
                                      - Investor C                          3
                                      - Primary A                           1
                                      - Primary B                           0

Nations Maryland Municipal Bond       - Investor A                         14
Fund                                  - Investor B                        329
                                      - Investor C                          2
                                      - Primary A                           2
                                      - Primary B                           0

Nations North Carolina Municipal      - Investor A                         34
Bond Fund                             - Investor B                        616
                                      - Investor C                          3
                                      - Primary A                           2
                                      - Primary B                           0

Nations South Carolina Municipal      - Investor A                         16
Bond Fund                             - Investor B                        241
                                      - Investor C                          4
                                      - Primary A                           1
                                      - Primary B                           0

Nations Florida Municipal Bond Fund   - Investor A                         12
                                      - Investor B                        429
                                      - Investor C                          3
                                      - Primary A                           1
                                      - Primary B                           0

Nations Georgia Municipal Bond Fund   - Investor A                          7
                                      - Investor B                        288
                                      - Investor C                          3
                                      - Primary A                           2
                                      - Primary B                           0

Nations Tennessee Municipal Bond      - Investor A                          8
Fund                                  - Investor B                        133
                                      - Investor C                          3
                                      - Primary A                           2
                                      - Primary B                           0

Nations Texas Municipal Bond Fund     - Investor A                         12
                                      - Investor B                        262
                                      - Investor C                          3

                                      - Primary A                           2
                                      - Primary B                           0


Item 27. Indemnification

        Article IX, Section 9.3 of Registrant's Declaration of Trust, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's trustees and employees. Indemnification of Registrant's administrator, principal underwriter, custodian, and transfer agent is provided for, respectively, in:

              1.    Administration Agreement with Stephens Inc.;

              2. Co-Administration Agreement with First Data Investors Services Group, Inc.;

              3.    Distribution Agreement with Stephens Inc.;

              4. Mutual Fund Custody and Sub-Custody Agreement with NationsBank Texas and The Bank of New York;

              5.    Transfer Agency Agreement with NationsBank Texas; and

              6. Transfer Agency and Registrar Agreement with First Data Investors Services Group, Inc.

              The Registrant has entered into a Cross Indemnification Agreement with Nations Fund, Inc. (the "Company") and Nations Fund Portfolios, Inc.("Portfolios"), dated June 27, 1995. The Company and or Portfolios will indemnify and hold harmless the Trust against any losses, claims, damages or liabilities, to which the Trust may become subject, under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 (the "1940 Act") insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Primary By the Company and/or Portfolios expressly for use therein; and will reimburse the Trust for any legal or other expenses reasonably incurred by the Trust in connection with investigating or defending any such action or claim; provided, however, that the Company and/or Portfolios shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering

Documents in reliance upon and in conformity with written information furnished to the Company and/or Portfolios by the Trust expressly for use in the Offering Documents.

              Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his reckless disregard of the duties involved in the conduct of his/her office or arising under his/her agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the 1940 Act, as amended, in connection with any indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser

         (a) To the knowledge of Registrant, none of the directors or officers of NBAI, the adviser to the Registrant's portfolios, or TradeStreet, the sub-investment adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of NBAI or TradeStreet, respectively, or other subsidiaries of NationsBank Corporation.

         (b) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

         (c) TradeStreet performs sub-investment advisory services for the Registrant and certain other customers. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the sub-investment adviser is incorporated by reference to Form filed by TradeStreet with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-50372).


Item 29.      Principal Underwriter

      (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

      (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

      (c)     Not applicable.

Item 30.      Location of Accounts and Records

      (1) NBAI, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as Investment Adviser).

      (2) TradeStreet, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as sub-adviser).

      (3) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its function as Distributor).

      (4) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its function as Administrator).

      (5) The First Data Investors Services Group, Inc., One Exchange Place, Boston, Massachusetts 02109 (records relating to its function as Co-Administrator and Transfer Agent).

      (6) NationsBank Texas, 1401 Elm Street, Dallas, Texas 75202 (records relating to its function as Sub-Transfer Agent and Custodian).

      (7) The Bank of New York, 90 Washington Street, New York, New York 10286 (records relating to its function as sub-custodian)

Item 31.      Management Services

      Inapplicable.

Item 32.      Undertakings

      (a) Registrant undertakes to call a meeting for the purpose of voting upon the question or removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of a Fund's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the 1940 Act, as amended, relating to shareholder communications.

      (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's most recent annual report to shareholder upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 31st day of July, 1997.

                                 NATIONS FUND TRUST


                                 By:                  *
                                            A. Max Walker
                                            President and Chairman
                                            of the Board of Trustees

                                 By:   /s/ Richard H. Blank, Jr.
                                            Richard H. Blank, Jr.
                                            *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURES                                    TITLE               DATE

          *                    President and Chairman              July 31, 1997
--------------------          of the Board of Trustees
(A. Max Walker)             (Principal Executive Officer)

          *                           Treasurer                    July 31, 1997
--------------------                Vice President
(Richard H. Rose)             (Principal Financial and
                                 Accounting Officer)

          *                           Trustee                      July 31, 1997
-----------------------
(Edmund L. Benson, III)

          *                           Trustee                      July 31, 1997
--------------------
(James Ermer)

          *                           Trustee                      July 31, 1997
--------------------
(William H. Grigg)

          *                           Trustee                      July 31, 1997
--------------------
(Thomas F. Keller)

          *                           Trustee                      July 31, 1997
--------------------
(Carl E. Mundy, Jr.)

          *                           Trustee                      July 31, 1997
--------------------
(Charles B. Walker)

          *                           Trustee                      July 31, 1997
--------------------
(Thomas S. Word)

  /s/ Richard H. Blank, Jr.
---------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                    DESCRIPTION

EX-99.B10               COUNS CONSNT

EX-99.B11               OTH CONSNT